UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

COMSCORE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY COPY – SUBJECT TO COMPLETION – DATED FEBRUARY 3, 2021

LETTER FROM OUR CHIEF EXECUTIVE OFFICER

AND EXECUTIVE VICE CHAIRMAN

[•], 2021

Dear Fellow Stockholders,

You are cordially invited to attend a special meeting of Comscore stockholders to be held on [•], 2021 at [•] [p.m./a.m.], Eastern Time, at Carr Workplaces, located at 1818 Library Street, Suite 500, Reston, Virginia 20190.

Information regarding each of the matters to be voted on at the special meeting is contained in the accompanying Notice of Special Meeting of Stockholders and Proxy Statement. These matters relate to the proposed strategic investments in Comscore by Charter Communications, Qurate Retail and Cerberus Capital Management, as announced on January 7, 2021.

Our Board of Directors unanimously recommends that you vote “for” each of the proposals to be presented at the special meeting. These proposals, if approved, will allow Comscore to retire our outstanding debt, improve our financial flexibility, pursue additional revenue opportunities, and execute on our plan to shape the next generation of advanced audience and advertising measurement. Each of the new investors brings unique benefits to Comscore, and we look forward to sharing these benefits with our stockholders, customers, partners and employees.

Whether or not you plan to attend the special meeting, please complete, date, sign and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope, or submit your proxy by telephone or the Internet in accordance with the instructions on the enclosed proxy card. If you later decide to attend the special meeting and vote in person, your vote by ballot will revoke any proxy previously submitted.

If you have any questions or need assistance voting your shares of Comscore stock, please contact Innisfree M&A Incorporated, our proxy solicitor, by calling toll-free at (877) 825-8971.

Your vote is important. Whether you own a few shares or many, and whether you plan to attend the special meeting or not, it is important that your shares be represented and voted. We thank you for your continued support of Comscore and look forward to a bright future together.

Kindest regards,

Bill Livek

Chief Executive Officer and Executive Vice Chairman

11950 Democracy Drive, Suite 600

Reston, Virginia 20190

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [•], 2021

Notice is hereby given that a special meeting of stockholders of comScore, Inc. (the “Company,” “Comscore,” “we” or “our”) will be held at Carr Workplaces, located at 1818 Library Street, Suite 500, Reston, Virginia 20190 on [•], 2021 at [•] [a.m./p.m.] Eastern Time (the “Special Meeting”) for the following purposes:

1)

to approve, in accordance with Nasdaq Listing Rules 5635(b) and 5635(d), the issuance of the Series B Convertible Preferred Stock, par value $0.001 per share, of the Company (“Convertible Preferred Stock”) to each of Charter Communications Holding Company, LLC, a Delaware limited liability company (“Charter”), Qurate Retail, Inc., a Delaware corporation (“Qurate”), and Pine Investor, LLC, a Delaware limited liability company wholly owned by funds advised by Cerberus Capital Management, L.P. (“Pine” and together with Charter and Qurate, collectively, the “Investors”), in accordance with the terms of the Series B Convertible Preferred Stock Purchase Agreements by and between the Company and each of the Investors (the “Share Issuance”);

2)

to adopt an amendment to our Amended and Restated Certificate of Incorporation to permit us to create the Convertible Preferred Stock and other preferred stock and, in order to permit the Share Issuance, authorize a sufficient number of shares of preferred stock, par value $0.001 per share, and common stock, par value $0.001 per share, of the Company (the “Common Stock”) into which such shares of Convertible Preferred Stock may be converted (the “Charter Amendment”); and

3)

to approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Share Issuance and/or the Charter Amendment (the “Adjournment Proposal”).

See the section entitled “Description of the Transactions— Purpose of and Reasons for the Transactions” below for a full description of the purpose and rationale for the Share Issuance, Charter Amendment and Adjournment Proposal.

We intend to hold the Special Meeting in person. To support the health and well-being of our stockholders, employees and communities, attendees will be expected to comply with important health and safety protocols, including wearing an appropriate face covering while on the meeting premises, hand washing and/or applying hand sanitizer upon arrival, and practicing social distancing by maintaining at least a six-foot distance from other attendees. You should not attend if you feel unwell or if you have been exposed to COVID-19. Any person in attendance who exhibits cold- or flu-like symptoms or who has been exposed to COVID-19 may be asked to leave for the protection of other attendees. We reserve the right to take any additional precautionary measures deemed appropriate in relation to the Special Meeting, and may ask attendees to leave the Special Meeting if they are not following our procedures. In the event it is not possible or advisable to hold the Special Meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting partially or solely by means of remote communication. Please monitor our website at https://ir.comscore.com/news-events/events-presentations for updated information. If you are planning to attend our meeting, please check the website 10 days prior to the meeting date. As always, we encourage you to vote your shares prior to the Special Meeting.

Stockholders of record at the close of business on [•], 2021 are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. The presence, in person or represented by proxy, of a majority of shares of Common Stock issued and outstanding and entitled to vote thereat on the record date will be required to establish a quorum at the Special Meeting. Abstentions will be treated as shares present and entitled to vote for quorum purposes.

Approval of the Share Issuance will require the affirmative vote of the majority of the shares present and represented by proxy at the Special Meeting and entitled to vote on such matter, in accordance with Nasdaq Rule 5635(e)(4). Adoption of the Charter Amendment will require the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote on such matter. Approval of the Adjournment Proposal will require the affirmative vote of the majority of shares present or represented by proxy at the Special Meeting and entitled to vote on such matter.

We have elected to provide access to our proxy materials by sending you this full set of proxy materials, including a proxy card. Proxy materials are also available at https://materials.proxyvote.com/[•].

Your vote is very important. Whether or not you plan to attend the Special Meeting, we encourage you to read the proxy statement and vote as soon as possible. For specific instructions on how to vote your shares, please refer to the section in the proxy statement entitled “Questions and Answers About the Special Meeting and Procedural Matters”. If you are a stockholder of record of Common Stock, you may cast your vote by proxy or in person at the Special Meeting. If your shares are held by a bank, broker or other nominee, you should instruct such nominee on how to vote your shares.

Thank you for your continued support of Comscore.

Reston, Virginia	By Order of the Board of Directors,

[•], 2021	/s/ Ashley Wright
Ashley Wright
Secretary

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on [•], 2021.

This proxy statement is available at:

https://materials.proxyvote.com/[•]

COMSCORE, INC.

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [•], 2021

i

Annex B – Series B Convertible Preferred Stock Purchase Agreement, dated as of January 7, 2021, by and between comScore, Inc. and Charter Communications Holding Company, LLC	B-1
Annex C – Series B Convertible Preferred Stock Purchase Agreement, dated as of January 7, 2021, by and between comScore, Inc. and Qurate Retail, Inc.	C-1
Annex D – Series B Convertible Preferred Stock Purchase Agreement, dated as of January 7, 2021, by and between comScore, Inc. and Pine Investor, LLC	D-1
Annex E –The Starboard Agreement	E-1

ii

COMSCORE, INC.

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [•], 2021

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (“SEC”), we have elected to provide access to our proxy materials by sending you this full set of proxy materials, including a proxy card. Accordingly, the proxy statement and accompanying proxy card will first be mailed to our stockholders on or about [•], 2021.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND

PROCEDURAL MATTERS

Q:	Why am I receiving these proxy materials?

A:

The Board of Directors (the “Board”) of comScore, Inc. (the “Company,” “Comscore,” “we,” “us” or “our”) is providing printed proxy materials to you, in connection with the Board’s solicitation of proxies for use at Comscore’s Special Meeting of Stockholders (the “Special Meeting”) to be held on [•], 2021, at [•] [a.m./p.m.] Eastern Time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth in this proxy statement. These proxy materials are being distributed to you beginning on [•], 2021. As a stockholder, you are invited to attend the Special Meeting and are requested to vote on the proposals described in this proxy statement.

Q:	What is the purpose of the Special Meeting?

A:

On January 7, 2021, the Company entered into separate Series B Convertible Preferred Stock Purchase Agreements (collectively, the “Securities Purchase Agreements”) with each of Charter Communications Holding Company, LLC, a Delaware limited liability company (“Charter”), Qurate Retail, Inc., a Delaware corporation (“Qurate”), and Pine Investor, LLC, a Delaware limited liability company wholly owned by funds advised by Cerberus Capital Management, L.P. (“Pine” and, together with Charter and Qurate, collectively, the “Investors” and each individually, an “Investor”), pursuant to which, among other things, at the closing of the transactions contemplated thereby (the “Closing”), and on the terms and subject to the conditions set forth therein, the Company will issue and sell (a) to Charter, 27,509,203 shares of Series B Convertible Preferred Stock, par value $0.001 per share, of the Company (“Convertible Preferred Stock”) in exchange for $68,000,000, (b) to Qurate, 27,509,203 shares of Convertible Preferred Stock in exchange for $68,000,000 and (c) to Pine, 27,509,203 shares of Convertible Preferred Stock in exchange for $68,000,000 (such amounts, collectively, the “Aggregate Purchase Price” and, such transactions, collectively, the “Transactions”). The proceeds of the Transactions will be used to pay off certain outstanding indebtedness of the Company.

At the Special Meeting, you will be asked to consider and vote on a proposal to (a) approve, in accordance with Nasdaq Listing Rules 5635(b) and 5635(d), the issuance of the Convertible Preferred Stock to the Investors in accordance with the terms of the Securities Purchase Agreements (the “Share Issuance”), (b) adopt an amendment to our Amended and Restated Certificate of Incorporation to permit us to create the Convertible Preferred Stock and other preferred stock and, in order to permit the Share Issuance, authorize a sufficient number of shares of preferred stock, par value $0.001 per share, and common stock, par value $0.001 per share, of the Company (the “Common Stock”) into which such shares of Convertible Preferred Stock may be converted (the “Charter Amendment”), and (c) approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Share Issuance and/or the Charter Amendment (the “Adjournment Proposal”).

Q:	What are the principal conditions to consummation of the Transactions?

A:

The obligations of the Company and the Investors to complete the Transactions are subject to the satisfaction or waiver (to the extent permitted by applicable law) by the Company and the Investors at or prior to the Closing of mutual conditions to Closing, including:

•

the approval of the Transactions by the affirmative vote of the majority of shares present or represented by proxy at a special meeting of the Company’s stockholders and entitled to vote on such matter and the adoption of the Charter Amendment by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote on such matter; and

•	the absence of legal restraints.

The obligations of the Investors, on the one hand, and the Company, on the other hand, to consummate the Closing are further subject to the satisfaction by the Company and the other Investors, respectively, or waiver by the applicable party, of additional conditions to Closing, including, among others, the accuracy of representations and warranties subject to negotiated qualifiers; the performance of covenants in all material respects; the delivery of customary closing deliverables; the reservation and approval for listing on the Nasdaq Global Select Market (“Nasdaq”) of the shares of Common Stock underlying the Convertible Preferred Stock; the contemporaneous consummation of the Transactions by each of the Investors; the entry into, or continued effectiveness of, certain commercial agreements; the delivery of payoff letters evidencing the payoff of certain outstanding indebtedness; the absence of a material adverse effect on the Company; and the delivery of the Aggregate Purchase Price.

See the section entitled “Description of the Transaction Documents—Securities Purchase Agreements—Conditions to Completion of the Transactions” below for a full description of the conditions to consummating the Transactions.

Q:	What happens if the Share Issuance is not completed?

A:

If the Share Issuance is not approved by the Company’s stockholders, or if another condition to the consummation of the Transactions is not satisfied, the Closing will not occur and the Securities Purchase Agreements may be terminated.

Under specified circumstances following the termination of the Securities Purchase Agreements, we may be required to pay one or more of the Investors a termination fee or to reimburse certain of the Investors’ transaction expenses, as described in the section entitled “Description of the Transaction Documents—Securities Purchase Agreements—Termination of the Securities Purchase Agreements” below.

In addition, if the Share Issuance is not approved and the Closing does not occur, the Company will not realize the intended benefits of the Transactions, including the repayment of certain outstanding indebtedness, and the other intended benefits described under “Purpose of and Reasons for the Transactions” below.

Q:	Why is stockholder approval necessary for the Share Issuance, the Charter Amendment and the Adjournment Proposal?

A:

Under Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a “change of control” of a listed company. This rule does not specifically define when a change in control of a company may be deemed to occur for this purpose; however, Nasdaq suggests in its guidance that a change of control would occur, subject to certain limited exceptions, if after a transaction an investor (or a group of investors) will hold 20% or more of a company’s then outstanding capital stock and such ownership would be the largest ownership position. Pursuant to the terms of the Securities Purchase Agreements, at the Closing, the Company will issue [•] shares of Convertible Preferred Stock convertible into an aggregate of approximately [•] shares of Common Stock to the Investors, expected to constitute approximately [•]% of the issued and outstanding Common Stock of the Company at Closing on an as-converted basis. We believe that the Share Issuance will be considered by Nasdaq as a change of control under Nasdaq Listing Rule 5635(b). This deemed “change of control” for Nasdaq purposes does not mean that the Share Issuance will constitute a change of control for any other purpose, including with respect to the Company’s outstanding indebtedness, commercial agreements or compensation plans. It also does not mean that the Investors will be acting in concert or as a group following the Closing; in fact, each Investor will agree at the Closing not to form, join or in any way participate in a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”)) in connection with the Company’s voting stock, including with the other Investors.

Under Nasdaq Listing Rule 5635(d), stockholder approval is required prior to a 20% Issuance (as defined below) at a price that is less than the Minimum Price (as defined below). For purposes of Nasdaq Listing Rule 5635(d), (i) “20% Issuance” means a transaction, other than a public offering, involving the sale, issuance or potential issuance by us of common stock (or securities convertible into or exercisable for common stock), which alone or together with sales by our officers, directors or substantial stockholders equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance, and (ii) “Minimum Price” means a price that is the lower of: (A) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (B) the average closing price of common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Based on Nasdaq Listing Rule 5635(d), the initial conversion price of the Convertible Preferred Stock will be $2.4719. Given that the initial conversion price of the Convertible Preferred Stock is lower than the Minimum Price, the Company may issue through the Transactions more than 20% of our Common Stock outstanding at a price that is less than the Minimum Price, which will constitute a 20% Issuance under Nasdaq Listing Rule 5635(d).

Our Amended and Restated Certificate of Incorporation provides that the number of authorized shares of Common Stock may be increased only by an affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company. The Charter Amendment will increase the number of authorized shares of Common Stock. It will also include provisions relating to the authorization of a sufficient number of shares of preferred stock, par value $0.001 per share, and the establishment of blank check preferred stock, pursuant to which the Convertible Preferred Stock will be issued. Both of these authorizations must be approved by the affirmative vote of the majority of outstanding shares of capital stock of the Company entitled to vote.

The SEC has taken the position that under the Exchange Act, a proxy cannot confer discretionary authority on the chairman to adjourn the meeting to solicit votes to avoid a negative vote on a proposal. Per the SEC, the adjournment of a meeting to solicit additional proxies to avoid a negative vote at that meeting is a substantive proposal for which proxies must be independently solicited and for which discretionary authority is unavailable despite any provisions of the Company’s bylaws or state law.

Q:	How does the Share Issuance impact me?

A:

While our Board believes that the sale of the Convertible Preferred Stock to the Investors is advisable and in the best interests of the Company and our stockholders, you should consider the following factors, together with the other information included in this proxy statement, in evaluating this proposal.

Dilution. If our stockholders approve the Share Issuance, upon the Closing, the Convertible Preferred Stock will initially be convertible into 82,527,609 shares of our Common Stock (subject to adjustment). On an as-converted basis, we currently expect this to represent approximately [•]% of our Common Stock outstanding at Closing. As a result, our current stockholders would experience substantial dilution of any earnings per share we may have in the future, as well as of ownership percentage and voting rights.

Substantial Stockholders. If our stockholders approve the Share Issuance, upon the Closing, each Investor currently is expected to hold approximately 16.66% of the outstanding voting power of the Company on an as-converted basis, subject to restrictions on voting rights that exceed the Voting Threshold (which caps the aggregate voting rights for Convertible Preferred Stock at 49.99% of outstanding shares on an as-converted basis). Each Investor will also have the initial right, subject to certain conditions, to designate two members of our Board, which will be expanded to 10 members immediately after the Closing, and to consent to certain enumerated actions of the Company. As a result, each Investor will have significant voting power and influence over our business and affairs.

Market Price. Upon the issuance of the Convertible Preferred Stock, a substantial number of shares of our Common Stock will become issuable upon conversion thereof. This issuance could have an adverse effect on the market price of our Common Stock. Further, pursuant to the RRA (as defined below), we will agree to register the resale of the shares of Convertible Preferred Stock and the shares of Common Stock underlying the Convertible Preferred Stock with the SEC, which means that such shares would become eligible for resale in the public markets. Any sale of such shares, or the anticipation of the possibility of such sales, could create downward pressure on the market price of our Common Stock.

Q:	Are holders of the Convertible Preferred Stock entitled to any dividends?

A:

If the Transactions are consummated, the holders of Convertible Preferred Stock will be entitled to participate in all dividends declared on the Common Stock on an as-converted basis and will also be entitled to a cumulative dividend at the rate of 7.5% per annum, payable annually in arrears, subject to certain adjustments. In addition, pursuant to the SHA (as defined below), on a single occasion after January 1, 2022, upon any Investor’s request, subject to the conditions set forth in the SHA, the Company will (a) take all actions reasonably necessary to pay a one-time dividend on the Convertible Preferred Stock (the “Special Dividend”) equal to the highest dividend that the Board determines can be paid at that time (or a lesser amount as may be unanimously agreed upon by the Investors), subject to the additional conditions and limitations as more particularly set forth in the SHA, (b) to the extent required based on the Company’s financial condition, reasonably promptly seek and obtain debt financing to effectuate such Special Dividend, and (c) declare and pay such Special Dividend, which, if debt financing is required, will be paid substantially contemporaneous with, or reasonably promptly after, the consummation of such debt financing. Notwithstanding the foregoing, if $100,000,000 of the Special Dividend and annual dividends, in aggregate, have been paid on the Convertible Preferred Stock, the Company will use any remaining amount of the Special Dividend requested by the Investors to pay a pro rata dividend on the Common Stock (with the Convertible Preferred Stock participating on an as-converted basis in accordance with the Certificate of Designations).

Q:	Where is the Special Meeting?

A:	The Special Meeting will be held at 1818 Library Street, Suite 500, Reston, Virginia 20190.

We intend to hold the Special Meeting in person. To support the health and well-being of our stockholders, employees and communities, attendees will be expected to comply with important health and safety protocols, including wearing an appropriate face covering while on the meeting premises, hand washing and/or applying hand sanitizer upon arrival, and practicing social distancing by maintaining at least a six-foot distance from other attendees. You should not attend if you feel unwell or if you have been exposed to COVID-19. Any person in attendance who exhibits cold- or flu-like symptoms or who has been exposed to COVID-19 may be asked to leave for the protection of other attendees. We reserve the right to take any additional precautionary measures deemed appropriate in relation to the Special Meeting, and may ask attendees to leave the Special Meeting if they are not following our procedures. In the event it is not possible or advisable to hold the Special Meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting partially or solely by means of remote communication. Please monitor our website at https://ir.comscore.com/news-events/events-presentations for updated information. If you are planning to attend our meeting, please check the website 10 days prior to the meeting date. As always, we encourage you to vote your shares prior to the Special Meeting.

Q:	Can I attend the Special Meeting?

A:

You are invited to attend the Special Meeting if you were a stockholder of record or a beneficial owner as of [•], 2021 (the “Record Date”) or if you are a proxy holder for a stockholder of record or beneficial owner as of the Record Date. You should bring photo identification and a statement from your bank, broker or other nominee or other proof of stock ownership as of the Record Date, for entrance to the Special Meeting. The meeting will begin promptly at [•] [a.m./p.m.] Eastern Time, and you should allow ample time for check-in procedures. We will not be able to accommodate guests who were not stockholders as of the Record Date (or proxy holders for such stockholders) at the Special Meeting.

Q:	Who is entitled to vote at the Special Meeting?

A:

You may vote your shares of Common Stock if our records show that you owned your shares at the close of business on the Record Date. At the close of business on the Record Date, there were [•] shares of Common Stock issued and outstanding and entitled to vote at the Special Meeting. You may cast one vote for each share of Common Stock held by you as of the Record Date on each matter presented.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:

If your shares are registered directly in your name with Comscore’s transfer agent, American Stock Transfer & Trust Company, you are considered, with respect to those shares, the “stockholder of record,” and the proxy materials have been sent directly to you by Comscore. As the stockholder of record, you have the right to grant your voting proxy directly to Comscore or to a third party, or to vote in person at the Special Meeting.

If you hold your shares through a bank, broker or another nominee, you are considered the “beneficial owner” of shares held in “street name,” and the proxy materials have been forwarded to you by your bank, broker or other nominee who is considered, with respect to those shares, the stockholder of record. As a beneficial owner, you have the right to direct your bank, broker or other nominee how to vote your shares. Please refer to the voting instruction card provided by your bank, broker or other nominee. You are also invited to attend the

Special Meeting. However, because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you obtain a “legal proxy” from the bank, broker or other nominee that holds your shares, giving you the right to vote the shares at the Special Meeting.

Q:	How can I vote my shares in person at the Special Meeting?

A:

Shares held in your name as the stockholder of record may be voted in person at the Special Meeting. Shares held beneficially in street name may be voted in person at the Special Meeting only if you obtain a “legal proxy” from the bank, broker or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Special Meeting, we recommend that you also submit your vote as instructed below, to ensure that your shares are represented and so that your vote will be counted even if you later decide not to attend the Special Meeting. If you attend the Special Meeting, any votes you cast at the meeting in person will supersede your proxy.

Q:	How can I vote my shares without attending the Special Meeting?

A:

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Special Meeting. If you are a stockholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your bank, broker or other nominee. For instructions on how to vote, please refer to the instructions below or, for shares held beneficially in street name, the voting instructions provided to you by your bank, broker or other nominee.

By Telephone or Internet – Stockholders of record may vote by telephone or the Internet by following the instructions on the proxy card/voting instruction form to access the proxy materials. If you are a beneficial owner of Common Stock held in street name, please check the voting instructions provided by your bank, broker or other nominee for telephone or Internet voting availability.

By Mail – Stockholders of record may vote by completing, signing and dating the proxy card where indicated and by returning it in the prepaid envelope that will be included with the proxy card. Proxy cards submitted by mail must be received by the time of the Special Meeting in order for your shares to be voted. Comscore stockholders who hold shares beneficially in street name may vote by mail by completing, signing and dating the voting instructions provided by their bank, broker or other nominee and mailing them in the accompanying pre-addressed envelopes.

Q:	What is the deadline for voting my shares?

A:

If you hold shares as a stockholder of record, we must receive your vote before the polls close at the Special Meeting, except that proxies submitted via the Internet or telephone must be received by [•] [a.m./p.m.], Eastern Time, on [•], 2021.

If you hold shares in street name, please follow the voting instructions provided by your broker, bank or other nominee. You may vote these shares in person at the Special Meeting only if at the Special Meeting you provide a legal proxy obtained from your broker, bank or other nominee.

Q:	How many shares must be present or represented by proxy to conduct business at the Special Meeting?

A:

The presence of the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Special Meeting shall constitute a quorum at the Special Meeting. Such stockholders are counted as present at the meeting if (1) they are present in person at the Special Meeting or (2) they have properly submitted a proxy. In addition, cast abstentions (which are described below) are counted as present and entitled to vote for purposes of determining whether a quorum is present. At the close of business on the Record Date, there were [•] shares of Common Stock issued and outstanding and entitled to vote at the Special Meeting; therefore the presence of the holders of at least [•] shares of Common Stock is required to establish a quorum.

Q:	What proposals will be voted on at the Special Meeting?

A:	The proposals scheduled to be voted on at the Special Meeting are:

1)	to approve, in accordance with Nasdaq Listing Rules 5635(b) and 5635(d), the Share Issuance;

2)	to adopt the Charter Amendment; and

3)	to approve the Adjournment Proposal if presented.

Q:	What is the vote required to approve each of the proposals?

A: Proposal	Vote Required	Broker Discretionary Voting Allowed
Proposal No. 1 – Approval of the Share Issuance	Affirmative vote of the majority of shares present or represented by proxy at the Special Meeting and entitled to vote on such matter	No
Proposal No. 2 – Adoption of the Charter Amendment	Affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote on such matter	No
Proposal No. 3 – Approval of the Adjournment Proposal	Affirmative vote of the majority of shares present or represented by proxy at the Special Meeting and entitled to vote on such matter	No

Q:	How are votes counted?

A:

You may vote “FOR,” “AGAINST” or “ABSTAIN” on the proposals to approve the Share Issuance (Proposal No. 1), the Charter Amendment (Proposal No. 2) and the Adjournment Proposal (Proposal No. 3). An abstention has the same effect as a vote against Proposal No. 1, Proposal No. 2 and Proposal No. 3.

All shares entitled to vote and represented by properly executed proxies received prior to the Special Meeting (and not revoked) will be voted at the Special Meeting in accordance with the instructions indicated.

Q:	What if I do not specify how my shares are to be voted?

A:	If you are a stockholder of record and you submit a signed proxy, but you do not provide voting instructions, your shares will be voted as recommended by the Board.

If you are a beneficial owner and you do not provide the bank, broker or other nominee that holds your shares with voting instructions, the bank, broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under applicable regulations, banks, brokers and other nominees have the discretion to vote on routine matters, but do not have discretion to vote on non-routine matters, such as Proposal No. 1, Proposal No. 2 and Proposal No. 3, which results in a “broker non-vote.” Therefore, if you do not provide voting instructions to your bank, broker or other nominee, such nominee may not vote your shares on any matters presented for a vote at the Special Meeting.

Q:	What is the effect of a broker non-vote?

A:

A broker non-vote with respect to a proposal occurs when shares are held by a bank, broker or other nominee for a beneficial owner and the bank, broker or other nominee does not receive voting instructions from the beneficial owner as to how to vote such shares, and the bank, broker or other nominee does not have the authority to exercise discretion to vote on such proposal.

Broker non-votes will not be counted for purposes of calculating whether a quorum is present at the Special Meeting, and they will not be counted for purposes of determining the number of votes present in person or represented by proxy and entitled to vote with respect to a particular proposal. Thus, broker non-votes will not affect the outcome of the vote on a proposal that requires the approval of a majority of the shares present in person or represented by proxy and entitled to vote (Proposal No. 1 and Proposal No. 3). With respect to Proposal No. 2, a broker non-vote has the effect of a vote against the proposal.

Q:	What is the effect of not casting a vote at the Special Meeting?

A:

If you are the stockholder of record of your shares and you do not vote by proxy card, via telephone, via the Internet or in person at the Special Meeting, your shares will not be voted at the Special Meeting. If you are a beneficial owner of shares held in street name, it is critical that you provide voting instructions if you want your vote to count in the vote to approve the Share Issuance (Proposal No. 1), the vote to approve the Charter Amendment (Proposal No. 2), or the vote to approve the Adjournment Proposal (Proposal No. 3). As discussed above, banks, brokers and other nominees have the discretion to vote on routine matters, but do not have discretion to vote on non-routine matters, such as Proposal No. 1, Proposal No. 2 and Proposal No. 3. Thus, if you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote on these or other non-routine matters, no votes will be cast on your behalf.

Q:	How does the Board recommend that I vote?

A:

After consulting with its financial advisors and outside legal counsel and after reviewing and considering the terms and conditions of the Transactions and the factors more fully described in this proxy statement, the Board unanimously (i) determined that it is in the best interests of the Company and the Company’s stockholders that the Company enter into the Securities Purchase Agreements and the other transaction documents and consummate the Transactions and the other transactions contemplated thereby on the terms and subject to the conditions set forth therein; (ii) approved and declared advisable the Securities Purchase Agreements, the other transaction documents, the Transactions and the other transactions contemplated thereby on the terms and subject to the conditions set forth therein; (iii) recommended that the Company’s stockholders approve the Share Issuance and adopt the Charter Amendment; and (iv) directed that the Share Issuance and the Charter Amendment be submitted to the Company’s stockholders for approval and adoption (clauses (ii), (iii) and (iv), collectively, the “Company Board Recommendation”). The Board recommends that you vote your shares:

1)	“FOR” the approval of the Share Issuance (Proposal No. 1);

2)	“FOR” the adoption of the Charter Amendment (Proposal No. 2); and

3)	“FOR” the approval of the Adjournment Proposal (Proposal No. 3) if presented.

Q:	Can I change my vote?

A:

If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy), (2) using any of the voting methods described above (until the applicable deadline for each voting method), (3) providing a written notice of revocation to Comscore’s Corporate Secretary at comScore, Inc., 11950 Democracy Drive, Suite 600, Reston, Virginia 20190, Attn: Ashley Wright, prior to your shares being voted, or (4) attending the Special Meeting and voting in person.

If you are a beneficial owner of shares held in street name, you may change your vote, subject to any rules your bank, broker or other nominee may have, at any time before your proxy is voted at the Special Meeting, (1) by submitting new voting instructions to your bank, broker or other nominee or (2) if you have obtained a legal proxy from the bank, broker or other nominee that holds your shares giving you the right to vote your shares, by attending the Special Meeting and voting in person.

Q:	What happens if I decide to attend the Special Meeting, but I have already voted or submitted a proxy card covering my shares?

A:

You may attend the Special Meeting and vote in person even if you have already voted or submitted a proxy card. Any previous votes that were submitted by you by proxy will be superseded by the vote you cast in person at the Special Meeting. Please be aware that attendance at the Special Meeting will not, by itself, revoke a proxy.

If a bank, broker or other nominee beneficially holds your shares in street name and you wish to attend the Special Meeting and vote in person, you must obtain a legal proxy from the bank, broker or other nominee that holds your shares giving you the right to vote the shares.

Q:	What should I do if I receive more than one set of proxy materials?

A:

You may receive more than one set of proxy materials, including multiple copies of proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each Comscore proxy card or voting instruction card that you receive to ensure that all your shares are voted.

Q:	Who will count the votes?

A:	The Board has designated representatives of Broadridge Financial Solutions, Inc. to serve as inspector of election.

Q:	Where can I find the voting results of the Special Meeting?

A:

We intend to announce preliminary voting results at the Special Meeting and will publish final voting results in a Current Report on Form 8-K, which will be filed with the SEC within four business days following the Special Meeting.

Q:	Who will bear the cost of soliciting votes for the Special Meeting?

A:

Comscore will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. The Company has engaged Innisfree M&A Incorporated (“Innisfree”) to aid in the solicitation of proxies. Alpha IR Group LLC (“Alpha”) will assist Innisfree with its outreach efforts and the Company will pay Alpha a fee of up to $[•] as compensation for its services. The Company will pay Innisfree a fee of up to $[•] as compensation for its services and will reimburse Innisfree for its reasonable out-of-pocket expenses. Our directors, officers and employees may also solicit proxies in person or by other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.

If you choose to access the proxy materials and/or vote over the Internet, you are responsible for any Internet access charges you may incur.

Q:	What is the deadline to propose actions for consideration at the Company’s 2021 annual meeting of stockholders or to nominate individuals to serve as directors?

A:

You may submit proposals, including recommendations of director candidates, for consideration at future stockholder meetings. Comscore’s bylaws provide for advance notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting. For the 2021 annual meeting of stockholders, such nominations or proposals, other than those made by or at the direction of the Board, must be submitted in writing and received by our Corporate Secretary at our principal executive offices at 11950 Democracy Drive, Suite 600, Reston, Virginia 20190, Attn: Ashley Wright, no later than February 28, 2021, which is 90 days prior to the anniversary of the first mailing date of notice of availability of the proxy statement for the 2020 annual meeting of stockholders. If our 2021 annual meeting of stockholders is moved more than 30 days before or after the anniversary date of our 2020 annual meeting of stockholders, then the deadline for such nominations or proposals to be received by our Corporate Secretary is the close of business on the tenth day following the day notice of the date of the meeting was mailed or first made public, whichever occurs first. Such proposals also must comply with all the information requirements contained in the bylaws and applicable requirements of the rules and regulations of the SEC. The chairperson of the stockholder meeting may refuse to acknowledge the introduction of a proposal if it is not made in compliance with the foregoing procedures or the applicable provisions of our bylaws. If a stockholder who has notified Comscore of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, Comscore need not present the proposal for vote at such meeting.

For a stockholder proposal to be considered for inclusion in our proxy statement for the 2021 annual meeting of stockholders, the proposal must comply with all the requirements of Rule 14a-8 under the Exchange Act and must have been submitted in writing and received by our Corporate Secretary at our principal executive offices at 11950 Democracy Drive, Suite 600, Reston, Virginia 20190 no later than January 29, 2020, which was 120 days prior to the anniversary of the mailing date of the notice of availability of the proxy statement for the 2020 annual meeting of stockholders.

A copy of the full text of the bylaw provisions discussed above may be obtained by writing to Comscore’s Corporate Secretary at our principal executive offices at 11950 Democracy Drive, Suite 600, Reston, Virginia 20190, Attn: Ashley Wright, or by accessing Comscore’s filings on the SEC’s website at www.sec.gov. All notices of proposals by stockholders, whether or not to be considered for inclusion in Comscore’s proxy materials, should be sent to Comscore’s Corporate Secretary at our principal executive offices.

Q:	How may I obtain a separate copy of the proxy materials?

A:

If you share an address with another stockholder, each stockholder might not receive a separate copy of the proxy materials, a practice known as “householding.” If, at any time, you would prefer to receive a separate set of materials, please notify your broker or contact the Company by writing to our Corporate Secretary at our principal executive offices at 11950 Democracy Drive, Suite 600, Reston, Virginia 20190, Attn: Ashley Wright, or calling our Corporate Secretary at (703) 438-2000, and the Company will promptly deliver such additional materials to you. Stockholders who have multiple accounts in their names or who share an address with other stockholders can request “householding” and authorize your broker to discontinue mailings of multiple annual reports and proxy statements by contacting your broker.

Q:	Who can help answer my questions?

A:	Please contact Innisfree, our proxy solicitor, by calling toll-free at (877) 825-8971.

CAUTIONARY INFORMATION REGARDING FORWARD-LOOKING STATEMENTS

We make certain statements in this proxy statement that constitute forward-looking statements within the meaning of federal and state securities laws. Forward-looking statements are all statements other than statements of historical fact. We attempt to identify these forward-looking statements by words such as “may,” “will,” “should,” “could,” “might,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “target,” “goal,” “predict,” “intend,” “potential,” “continue,” “seek” and other comparable words. Similarly, statements that describe our business strategy, goals, prospects, opportunities, outlook, objectives, plans or intentions are also forward-looking statements. These statements may relate to, but are not limited to, statements regarding: uses of proceeds; projected liquidity; and financial flexibility; plans for product development and commercial agreements; future data rights and sources; development of an industry standard or currency; potential revenue growth; expected contributions to our business by the Investors; expected Board appointments; projected ownership percentages of the Investors; our proposed Share Issuance; stockholder value creation; and potential appreciation of our share price following the Closing.

Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. These statements are based on expectations and assumptions as of the date of this proxy statement regarding future events and business performance and involve known and unknown risks, uncertainties and other factors that may cause actual events or results to be materially different from any future events or results expressed or implied by these statements, including but not limited to changes in investment or commercial agreement terms; failure to receive any required government authorizations; failure to obtain stockholder approval; failure to obtain required customer, vendor or debtholder consents; delays in closing the Transactions; changes in the number of outstanding shares of our Common Stock due to debt payments, conversion of our outstanding senior secured convertible notes, equity award issuances, or an exercise of our outstanding warrants; external market conditions; the impact of the COVID-19 pandemic and related government mandates; and our ability to achieve our expected strategic, financial and operational plans. These factors also include those identified in Item 1A, “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2019, those set forth in Item 1A, “Risk Factors” of our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020; June 30, 2020, and September 30, 2020 and those identified in other documents that we file from time to time with the SEC.

We believe that it is important to communicate our future expectations to our stockholders. However, there may be events in the future that we are not able to accurately predict or control and that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. You should not place undue reliance on forward-looking statements, which apply only as of the date of this proxy statement. You should carefully review the risk factors described in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents that we file from time to time with the SEC. Except as required by applicable law, including the rules and regulations of the SEC, we undertake no obligation, and expressly disclaim any duty, to publicly update or revise forward-looking statements, whether as a result of any new information, future events or otherwise. Although we believe the expectations reflected in the forward-looking statements are reasonable as of the date of this proxy statement, our statements are not guarantees of future results, levels of activity, performance, or achievements, and actual outcomes and results may differ materially from those expressed in, or implied by, any of our statements.

DESCRIPTION OF THE TRANSACTIONS

While we believe that the summary below describes the material terms of the Transactions, it may not contain all of the information that is important to you, and is qualified in its entirety by the relevant instruments and agreements themselves, which were included as an exhibit to our Current Report on Form 8-K filed with the SEC on January 8, 2021 and are included as annexes to this proxy statement. We encourage you to read the relevant instruments and agreements themselves in their entirety. Further, representations, warranties and covenants in the Securities Purchase Agreements are not intended to function or to be relied on as public disclosures. The assertions embodied in those representations, warranties and covenants are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Securities Purchase Agreements. Accordingly, you should not rely on the representations, warranties and covenants as characterizations of the actual state of facts because they are modified by the underlying disclosure schedules. Moreover, information concerning the subject matter of the representations, warranties and covenants may have changed since the date of the Securities Purchase Agreements, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Overview

On January 7, 2021, the Company entered into separate Securities Purchase Agreements with each of Charter, Qurate and Pine, pursuant to which, among other things, at the Closing, and on the terms and subject to the conditions set forth therein, the Company will issue and sell (a) to Charter, 27,509,203 shares of Convertible Preferred Stock in exchange for $68,000,000, (b) to Qurate, 27,509,203 shares of Convertible Preferred Stock in exchange for $68,000,000 and (c) to Pine, 27,509,203 shares of Convertible Preferred Stock in exchange for $68,000,000. The proceeds of the Transactions will be used to pay off the senior secured convertible notes due January 16, 2022 (the “Company Notes”) issued to certain funds affiliated with or managed by Starboard Value LP (“Starboard”) and the secured promissory note due December 31, 2021 issued by a subsidiary of the Company (Rentrak B.V.) on December 31, 2019.

Purpose of and Reasons for the Transactions

In evaluating the Transactions, the Board consulted with members of the Company’s management and legal, financial and other advisors and, in reaching its decision to unanimously approve the Transactions, carefully considered a variety of factors relating to the Company, its stockholders and the Investors, both before and after the consummation of the Transactions. Specifically, the Board considered certain positive factors, including the following:

•	The identity and reputation of the Investors as key stakeholders in the Company;

•	The expanded Board, with new members drawn from the Investors, who have strong experience in growing businesses and key relationships that could benefit the Company;

•

The commercial benefits from the 10-year data license with Charter, which the Board believes could be a significant enhancement to the Company’s ability to execute on its growth initiatives, particularly in impressions-based measurement and local markets, and differentiates the Transactions from a pure refinancing transaction;

•	The ability for the Company’s stockholders to continue to participate in potential appreciation in the Company’s share price following the consummation of the Transactions;

•

The upcoming maturity of $204 million in aggregate principal amount of the Company Notes in January 2022, and the lack of refinancing options in the debt capital markets on attractive terms as compared to the Transactions;

•	The results of the extensive strategic alternatives process conducted over more than a year, both pre- and post-COVID-19 pandemic;

•	The likelihood, considering the terms of the Securities Purchase Agreements, that the Transactions will be completed;

•	The Company’s short-term liquidity needs in light of product innovation plans and the financial covenants contained in the Company Notes;

•	The financial terms of the Convertible Preferred Stock as compared to the Company Notes and potential alternatives, and the lack of debt in the Company’s capital structure following the Transactions;

•	The financial advice received from the Financial Advisors (as defined below) regarding the terms of the Transactions and other alternatives;

•	The fact that the Transactions maintain some continuity on the Board following the Transactions;

•	The fact that members of the Board, other than those nominated by the Investors, would be elected as determined only by the votes of the public stockholders following consummation of the Transactions;

•

The Voting Threshold, which caps the aggregate voting rights for Convertible Preferred Stock at 49.99% of outstanding shares on an as-converted basis, leaving the holders of Common Stock with a majority of the vote;

•

The other terms of the Transactions and the Securities Purchase Agreements and other transaction documents, including with respect to post-consummation governance, transfer and standstill restrictions imposed on the Investors;

•

The potential to draw upon other Investors’ relationships and expertise, including Cerberus’s significant experience in data consortia and data assets, in securing additional data rights to further enhance the Company’s product offerings;

•

The expected financial strength and flexibility of the Company after the Transactions, including to pursue product development, commercial and acquisition opportunities, and other stockholder value-enhancing initiatives;

•

The terms of the agreement, dated January 7, 2021, between the Company and Starboard (the “Starboard Agreement”), which provides for prepayment, a standstill period and release of claims, among other things; and

•

The ability of the Board to evaluate a potential alternative transaction to the Transactions, and change its recommendation in favor of the Transactions, if such an alternative were to emerge, subject to the terms of the Securities Purchase Agreements.

The Board also considered certain countervailing factors in its deliberations concerning the Transactions, including:

•

The dilution to current stockholders resulting from the issuance of the Convertible Preferred Stock (and underlying shares of Common Stock) in the Transactions and the fixed price of the shares to be issued;

•	The lack of additional proceeds from the Transactions for general corporate purposes, outside of repayment of existing indebtedness;

•	The ownership by the Investors of a significant proportion of the Company’s outstanding equity securities following the Transactions;

•	The fact that members of the Board designated by the Investors would collectively represent more than half of the Board following the Transactions;

•

The restrictions on the Company’s ability to solicit possible alternative transactions and the required payment by the Company in certain circumstances of termination fees or the reimbursement of the Investors’ expenses under the Securities Purchase Agreements;

•

The fact that the Securities Purchase Agreements contain a “force the vote” provision that could prevent the Company from terminating the Securities Purchase Agreements to accept a superior proposal unless and until the Company’s stockholders vote against the Transactions;

•

The risk that not all conditions to the parties’ obligations to consummate the Transactions will be satisfied, and, as a result, the Transactions may not be consummated and the risks and costs to the Company in such event, including the substantial costs incurred, the potential loss in value to holders of the Company’s Common Stock, and potential stockholder, customer and market reaction;

•

The restrictions on the conduct of the Company’s business during the period between the execution of the Securities Purchase Agreements and completion of the Transactions, which could delay or prevent the Company from undertaking business opportunities that may arise pending completion of the Transactions;

•

The post-Closing consent rights granted to the Investors under the SHA, such as the right to approve the incurrence of substantial indebtedness or to effect a change of control, which could delay or prevent the Company from taking actions that the Board believes are in the best interests of stockholders;

•	The risk that the Transactions may divert management attention and resources from other strategic opportunities; and

•	The fact that the Investors are entitled to require the Company after January 1, 2022 to incur indebtedness to pay a Special Dividend (as defined herein) on the Convertible Preferred Stock.

After careful consideration of the factors summarized above, as well as evaluation of potential alternatives and extensive discussions with management, the Financial Advisors and outside counsel, the Board determined that the Transactions were advisable and in the best interest of the Company’s stockholders. The Board unanimously approved the Transactions and recommends them for approval by the Company’s stockholders.

This discussion of the information and factors considered by the Board in reaching its conclusions and recommendation includes the principal factors considered by the Board, but is not intended to be exhaustive and may not include all of the factors considered by the Board. In view of the wide variety of factors considered in connection with its evaluation of the Transactions, and the complexity of these matters, the Board did not find it useful and did not attempt to quantify, rank or assign any relative or specific weights to the various factors that it considered in reaching its determination to approve the Transactions, and to make its recommendation to the Company’s stockholders. Rather, the Board viewed its decisions as being based on the totality of the information presented to it and the factors it considered, including its review with members of the Company’s management and outside legal and financial advisors. In addition, individual members of the Board may have assigned different weights to different factors.

Parties to the Transactions

Charter

Charter is a subsidiary of Charter Communications, Inc. (“Charter Communications”), a leading broadband connectivity company and cable operator serving more than 30 million customers in 41 states through its Spectrum brand. Over an advanced communications network, Charter Communications offers a full range of state-of-the-art residential and business services including Spectrum Internet, TV, Mobile and Voice. For small and medium-sized companies, Spectrum Business delivers the same suite of broadband products and services coupled with special features and applications to enhance productivity, while for larger businesses and government entities, Spectrum Enterprise provides highly customized, fiber-based solutions. Spectrum Reach delivers tailored advertising and production for the modern media landscape. Charter Communications also distributes award-winning news coverage, sports and high-quality original programming to its customers through Spectrum Networks and Spectrum Originals.

Pine

Pine is wholly owned by funds advised by Cerberus Capital Management, L.P. (“Cerberus”). Founded in 1992, Cerberus is a global leader in alternative investing with over $50 billion in assets across complementary credit, private equity, and real estate strategies. Cerberus invests across the capital structure where its integrated investment platforms and proprietary operating capabilities create an edge to improve performance and drive long-term value. Cerberus’s tenured teams have experience working collaboratively across asset classes, sectors, and geographies to seek strong risk-adjusted returns for its investors.

Qurate

Qurate owns interests in subsidiaries and other companies which are primarily engaged in the video and online commerce industries. Through its subsidiaries and affiliates, Qurate operates in North America, Europe and Asia. Its principal businesses and assets include its consolidated subsidiaries QVC, Inc., which includes HSN, Inc., Cornerstone Brands, Inc., Zulily, LLC and other cost and equity method investments.

Background of the Transactions

The Board regularly reviews the Company’s performance, prospects, strategy and capital structure and engages with its stockholders regarding these matters. Throughout 2019, the Board discussed a range of available strategic alternatives, including finding additional capital to provide the Company with improved liquidity and potentially refinancing the Company Notes, a sale of certain assets of the Company and a sale of the Company, in anticipation of the upcoming maturity of the Company Notes, in response to various unsolicited indications of interest and to seek to address liquidity needs of the Company. The Company and its advisors conducted discussions with certain potential counterparties regarding these alternatives and other potential transactions, and Company management engaged with certain of the Company’s stockholders regarding their views with respect to the Company’s liquidity position, capital structure, financial performance, stock price performance and strategy during this time. During this time, the Board and management also continued to reduce operating costs while seeking to improve profitability, reverse revenue declines and execute on a strategy to grow the Company’s business. On August 6, 2019, the Company, in its quarterly earnings release, announced that it was conducting a comprehensive strategic review of all its options.

Beginning in the third quarter of 2019, the Board, with the assistance of its financial advisors, Goldman Sachs & Co. LLC (“Goldman”) and Evercore Group L.L.C. (“Evercore” and together with Goldman, the “Financial Advisors”), began a process to conduct a comprehensive review of potential strategic alternatives for the Company, including to address the Company’s liquidity and capital structure constraints, and explore various inbound indications of interest from parties expressing a desire to potentially acquire the Company, or a portion thereof, or provide financing to the Company. In connection with this review, the Company and the Financial Advisors engaged with over 75 potentially interested strategic parties and financial sponsors and entered into nondisclosure agreements with over 50 of such parties. The Company subsequently provided due diligence information to such interested parties who executed nondisclosure agreements and held management meetings to further discuss terms of a potential transaction.

On November 5, 2019, on its quarterly earning call, the Company announced that the Board remained open to any financial or operational strategies that would maximize stockholder value, including a sale of the Company. In furtherance of this process, and after discussions with the Financial Advisors, on November 6, 2019, the Company and Starboard, the holders of the Company Notes, executed an amendment to the terms of the Company Notes to allow for prepayment of the $204 million in aggregate principal amount outstanding for a make-whole premium equal to 20% of the outstanding principal amount plus accrued interest, if definitive documentation providing for a change of control transaction were entered into by August 5, 2020, after which time, the Company Notes would again not be prepayable.

In late January and February of 2020, the Company received eight non-binding, preliminary indications of interest, the majority of which contemplated an acquisition of the Company and the remainder of which contemplated an alternative transaction, such as an acquisition of a specific business of the Company or a recapitalization transaction. All of such proposals were contingent on additional due diligence and the negotiation of definitive documentation.

While the Company and the Financial Advisors were evaluating these proposals, the COVID-19 pandemic began to more directly and severely impact the economy, which, among other things, created delays in the evaluation process, as the Company and prospective transaction partners focused their resources on responding to the uncertain business environment. During this time, the Financial Advisors worked with interested parties to refine their proposals to increase the value contemplated by the proposals and other terms that would be acceptable to the Company.

On May 11, 2020, Bill Livek, Chief Executive Officer of the Company, and the Financial Advisors corresponded with representatives of Charter, who expressed an interest in a potential transaction involving the Company and Party A, another strategic party. On May 13, 2020, the Company signed a nondisclosure agreement with Charter.

By May 14, 2020, the Company’s strategic alternatives process resulted in proposals from certain interested parties who had been engaged in the process: (i) Party B, a private equity firm, offered to engage in a recapitalization transaction at a pre-money enterprise value range of $300-315 million on a cash-free, debt-free basis, which implied an equity value per share of $1.30-1.50; (ii) Party C, a private equity firm, offered to acquire 100% of the capital stock of the Company at an enterprise value of $260 million on a cash-free, debt-free basis, which implied an equity value per share of $0.55; (iii) Party D, a private equity firm, offered to acquire 100% of the capital stock of the Company at an enterprise value of $200-250 million on a cash-free, debt-free basis, which implied an equity value per share of at most $0.58, and (iv) Party E, a private equity firm (together with Party B, Party C and Party D, the “Initial Interested Parties”), offered to acquire 100% of the capital stock of the Company at a price of $1.00 per share, which offer included participation from Starboard to potentially provide acquisition financing. The enterprise valuations for these proposals were inclusive of the value of the Company Notes, which would be repaid at the consummation of the proposed transaction pursuant to the terms of the amendment referred to above. All of these proposals were subject to additional due diligence and/or obtaining additional financing. Starboard, the holder of the Company Notes, contacted the Company and urged the Board to accept Party E’s proposal. The average closing price per share of Common Stock in the second quarter of 2020 was $3.00.

On May 19, 2020, the Company made a public disclosure regarding the status of its strategic review process.

In the second half of May 2020, the Company, together with the Financial Advisors, engaged in high-level discussions with Charter relating to a potential transaction whereby Charter and Party A each would purchase equity securities of the Company and enter into certain commercial agreements with the Company, with the purchase proceeds used to repay the Company Notes.

At telephonic meetings on May 17, 2020 and May 26, 2020, the Board reviewed the four proposals from the Initial Interested Parties with members of management, the Financial Advisors and the Company’s legal advisor, Vinson & Elkins L.L.P. (“V&E”), and determined that the proposals undervalued the Company and were not in the best interests of the Company or its stockholders as presented, particularly in light of the make-whole premium associated with the Company Notes and the adverse market conditions due to COVID-19 at the time. At the meeting on May 17, 2020, V&E also provided a legal presentation to the Board with respect to its fiduciary duties. The Board also received an update on the Company’s discussions with Charter and Party A regarding their participation in the review process, as well as discussions with Starboard regarding the Company’s compliance with certain covenants in the Company Notes. The Board authorized the Company and the Financial Advisors to continue engaging with the Initial Interested Parties to finalize their due diligence and submit definitive proposals, which the Board would then reevaluate; however, none of the Initial Interested Parties expressed a willingness at that time to continue engaging with the Company or its Financial Advisors without assurance that the Company would agree to a transaction at or near the share values indicated in the proposals. Consequently, discussions did not progress further with such parties at the time.

On May 28, 2020, the Company received a new non-binding proposal from Party E for a proposed investment of up to $45 million of convertible preferred stock of the Company, which proposal included, among other things, dividends at a rate of 12% per year, the immediate replacement of senior management of the Company, and the right to designate two seats on the Board and to consent to replacements for two of the Company’s current independent directors, which would constitute, collectively, control by Party E over the identity of five (inclusive of the Board seat held by the chief executive officer) of the proposed seven Board members in this proposal. The proposal did not contemplate a refinancing of the Company Notes. The Company determined that this proposal was not sufficiently attractive to warrant additional consideration, particularly in light of the substantial control of the Company sought by Party E as compared to the size of the proposed investment and the ongoing discussions with Charter and Party A.

In June 2020, the Company and its Financial Advisors engaged in additional discussions with Charter and Party A regarding a transaction pursuant to which Charter and Party A each would purchase equity securities equal to a 25% ownership interest in the Company and repay the Company’s indebtedness under the Company Notes.

On July 8, 2020, the Board held a meeting at which the strategic alternatives process was discussed, including the potential for a transaction with Charter and Party A, as well as other alternatives.

On July 17, 2020, Party A notified the Company and Charter that it would not move forward with a potential investment transaction involving the Company and Charter. On the same day, Charter indicated to the Company that it would continue to evaluate whether to pursue a transaction with the Company on the basis previously discussed, either independently or alongside one or more other potential investors.

On July 21, 2020, the Company proposed a nonbinding term sheet to Charter, which involved a $100 million investment in Common Stock by Charter, the right to designate one of seven directors, customary standstill and transfer restrictions, and the entry into certain long-term data licenses with Charter. The Company further communicated that it would seek another investor for an additional $100 million investment on the same terms as proposed for Charter (other than with respect to data licenses), with the proceeds to be used to repay the Company Notes.

Throughout the months of August and September, the Company, with the assistance of the Financial Advisors and V&E, continued to engage in discussions with Charter relating to the term sheet proposed by the Company on July 21, 2020. The parties discussed, among other matters, the type of security to be purchased, the method to determine the share price of the investment, board designation rights, dividend entitlements, investor consent rights and voting rights, and terms of the potential commercial agreement with the Company.

On August 10, 2020, in its quarterly earnings release, and on August 19, 2020, the Company made public disclosures regarding the status of its strategic review process.

On September 8, 2020, the Board held a meeting at which the strategic alternatives process was discussed, including the terms of the proposed transaction with Charter, as well as other alternatives. During this meeting, the Board received financial advice from the Financial Advisors about the proposed term sheet and advice from management about the potential value of the commercial agreement with Charter. The Board discussed the merits of an investment from Charter, the potential to right-size the Company’s capital structure at a lower cost of capital, and the benefits from the proposed commercial agreement, as well as the dilutive effect of the potential transaction on existing stockholders’ holdings. The Board also discussed its belief that the opportunity for existing stockholders to participate in the Company’s expected growth following the investment, as compared to a sale transaction as was discussed earlier in the strategic alternatives process, was a substantial benefit to the Company’s stockholders of the proposed transaction with Charter.

On September 11, 2020, following an earlier introductory call with the Financial Advisors about the process, the Company received an indication of interest from Party F, a private equity firm, that contemplated either an acquisition of 100% of the Company’s fully diluted shares of Common Stock for $2.50 per share or an approximately $220 million investment in the Company through a convertible preferred security or other instrument, which indication of interest the Company continued to evaluate with the Financial Advisors and V&E through the month of September.

On September 16, 2020, the Company, together with the Financial Advisors, and Charter engaged in additional discussions relating to potential co-investors who might be interested in investing in the Company alongside Charter. Having identified nine potential investors, including Qurate Retail, Inc. (“Qurate”) and Cerberus, the parties collectively reached out to such investors. The Initial Interested Parties were included in this group of investors.

On September 18, 2020, the Chairman of the Board, Brent Rosenthal, received a call from a representative of Cerberus indicating an interest in engaging in discussions relating to a potential transaction with the Company.

On September 26, 2020, the Company and Charter resolved all open issues remaining in the non-binding term sheet, which the parties then executed. The term sheet contemplated an investment by Charter of $102 million in convertible preferred stock at the lowest of $2.75 per share, 115% of the closing market price for the Common Stock on the day before signing of definitive transaction documents, and 115% of the 60-day volume weighted average price for the Common Stock at the time of signing. The average closing price per share of Common Stock in the third quarter of 2020 was $2.78. The term sheet also contemplated a 7.5% annual dividend, proportional board representation (without specifying a number of directors), a voting cap of 24.99% of the outstanding Common Stock on an as-converted basis, the right to require a one-time debt-funded dividend recapitalization, customary standstill and transfer restrictions, investor consent rights and the terms of the potential commercial agreement with the Company. The term sheet stated that additional investor(s), which would fund at least an aggregate of $102 million, would be sought by the Company, the identity of which and terms of the other investment(s) would be subject to Charter’s approval. A form of the executed term sheet was then used by the Financial Advisors to engage in discussions with additional potential investors to fund the balance of the $204 million investment required to repay the Company Notes.

Through the remainder of September 2020 and October 2020, the Company, together with the Financial Advisors and V&E, engaged in discussions with a number of additional investors, including Qurate, Cerberus, Party E and certain other Initial Interested Parties, and evaluated such potential investors’ reactions and proposed revisions to the term sheet on an ongoing basis, as described below. Charter was engaged during this process and provided its views to the Company in evaluating the revised term sheets received from potential co-investors, and discussed terms with various potential co-investors throughout this period.

On September 29, 2020, the Company and Cerberus executed a nondisclosure agreement.

On October 4, 2020, Party B contacted the Financial Advisors to engage in preliminary discussions relating to the term sheet, and subsequently sent proposed revisions to the term sheet to the Company and Charter on October 9, 2020.

On October 12, 2020, the Financial Advisors had a telephonic meeting with Party G, a private equity firm, to discuss the term sheet. On the same day, the Financial Advisors received a revised letter of interest from Party F, along with its proposed revisions to the term sheet.

On October 13, 2020, the Financial Advisors received preliminary feedback on the term sheet from Party H, a private equity firm. On the same day, V&E sent an initial draft of the form of Securities Purchase Agreement to Charter’s legal counsel, Kirkland & Ellis LLP (“K&E”).

On October 14, 2020, the Financial Advisors had a telephonic meeting with Cerberus to address preliminary questions about the term sheet, and Cerberus requested drafts of the form of Securities Purchase Agreement, Certificate of Designations and Stockholders Agreement, which the Company subsequently provided. On the same day, Party G sent its proposed revisions to the term sheet to the Company and Charter.

On October 16, 2020, V&E sent initial drafts of the Certificate of Designations and Stockholders Agreement to K&E. The drafts contemplated a post-closing Board of eight members, including two nominees from each of two investors, the Chief Executive Officer and three continuing directors from the Board.

On October 18, 2020, the Company and Starboard executed a nondisclosure agreement in order to facilitate discussions regarding the terms on which Starboard would agree to permit a prepayment of the Company Notes in connection with a potential transaction, among other things.

On October 19, 2020, the Company and Liberty Broadband Corporation (a corporation under common management with Qurate) executed a nondisclosure agreement following an introduction by Charter.

Also on October 19, 2020, the Board held a meeting at which the strategic alternatives process was discussed, including the parties with whom the Financial Advisors suggested continued engagement and term sheet revisions proposed by various parties that could invest alongside Charter. At the meeting, V&E provided a legal presentation to the Board with respect to its fiduciary duties. The Board also discussed various options to address the need to obtain consent from Starboard to permit a prepayment of the Company Notes.

On October 20, 2020, the Financial Advisors and Charter held a telephonic discussion regarding the Company Notes and potential proposals to make to Starboard to seek appropriate amendments to allow for prepayment of the Company Notes at the closing of the transaction.

On October 20 and October 21, 2020, the Financial Advisors had separate telephonic meetings with representatives of Charter and representatives of each of Cerberus and Party E to discuss a potential transaction involving Charter.

On October 21, 2020, the Company and Charter received a revised term sheet from Party E, which contemplated a 9.5% annual dividend and a nine-member Board, seven of whom (inclusive of the Board seat held by the chief executive officer) would be appointed by the investors. Party E’s revised term sheet continued to propose changes in senior management implemented immediately upon consummation of the investment, as well as a number of other material changes to the term sheet between Charter and the Company. Also on October 21, 2020, the Company received a revised term sheet from Party B.

On October 22, 2020, V&E shared with Starboard and its legal counsel a copy of the executed term sheet with Charter and the draft form of term sheet that was being used in connection with discussions with other potential investors, in order to facilitate discussions regarding the ability to prepay the Company Notes in connection with an investment transaction. On the same day, Party H confirmed to Evercore that it would not be moving forward in the process based upon the feedback on the term sheet received from the Financial Advisors.

On October 23, 2020, Party G sent its proposed revisions to the term sheet to the Company and Charter. That same date, the Company gave a management presentation to both Charter and Qurate, which included an overview of the Company and its prospects and the proposed terms of the Transactions. Over the course of the next few days, Charter had discussions with each of Party B and Party G to discuss their proposed revisions to the term sheet.

On October 27, 2020, drafts of the form of Securities Purchase Agreement, Certificate of Designations and Stockholders Agreement were shared with Party G and Party B. Discussions with Party B did not progress beyond this stage. Also on October 27, 2020, V&E and legal counsel to Party E held a conference call to discuss Party E’s proposed modifications to the term sheet, and V&E suggested that Party E should seek to conform more closely to the Charter term sheet to remain competitive in the process.

On October 28, 2020, the Company and Charter received proposed revisions to the term sheet from Party E, which contained improved terms from the October 21, 2020 term sheet draft, including a 7.5% annual dividend, but continued to provide that seven of the nine Board members (inclusive of the chief executive officer) would be designated by the investors, that the identity of the other directors would be subject to the investors’ consent, that changes in senior management would be implemented immediately upon consummation of the investment, and certain other material changes to the Charter term sheet.

On October 29, 2020, Cerberus sent a list of high-level issues identified in the drafts of transaction documents received to date. The list covered a range of commercial and legal points, including, among others, economic features of the preferred stock to be issued in the investment; terms of the “no shop” provision, including a request for a “force the vote” provision; and certain consent rights and transfer restrictions, but largely was aligned with the terms set forth in the Charter term sheet.

On October 30, 2020, the Financial Advisors held a telephonic meeting with Charter and the Company to discuss next steps with Cerberus and Party E, in which the Company noted that each investor had material comments to the agreed-upon Charter term sheet, but that in the Company’s view Cerberus’s proposed comments reflected a deal that was much closer in nature to that agreed in the Charter term sheet. Charter indicated that it was then inclined towards Party E as a co-investor, but indicated that the Cerberus proposal could be worth further consideration.

Also on October 30, 2020, K&E, on behalf of Charter, sent a list of material issues identified in the drafts of the transaction documents received to date, including with respect to certain governance matters, terms of the “no shop” covenant, the effect of conversion on consent rights and dividends, and economic issues related to the timing and amount of dividends. The list of material issues included a new proposal from Party E that all Company directors not appointed by the investors would be replaced with new individuals selected by the investors, and that continued to propose changes in senior management to be implemented immediately upon consummation of the investment. These points were discussed during a subsequent telephonic meeting between V&E and K&E on October 30, 2020. Later that day, Qurate provided its signature page to the term sheet, and the Financial Advisors had a telephonic meeting with Cerberus and V&E to discuss Cerberus’s list of key issues that it previously distributed.

On October 31, 2020, Goldman and Cerberus engaged in additional discussions relating to Cerberus’s comments on the term sheet. On the same day, Party G confirmed to the Financial Advisors that that it would not be moving forward in the process given the amount of additional due diligence work it would require and the overall timeline for a potential transaction.

On November 1, 2020, Party E sent a further revised draft of the term sheet to the Company and Charter, which reflected a seven-member Board, composed of two directors nominated by each of the two investors, the Chief Executive Officer and two independent directors, selected by mutual consent of the parties; additional consent rights; expense reimbursement and other items.

On November 2, 2020, the Board held a meeting at which the strategic alternatives process was discussed, including discussion of the parties whom the Company believed could be acceptable potential co-investors with Charter: Qurate, Cerberus and Party E. The Board discussed the proposal relating to the continuing directors and management set forth in Charter’s October 30, 2020 issues list. The Board also discussed the Company’s belief that Cerberus’s proposed terms were more closely aligned with the agreed terms with Charter as compared to Party E’s proposed terms, and that Cerberus, through its industry expertise and relationships had significant experience in building and managing data consortia and could provide strategic guidance and insight to enrich the Company’s proprietary data assets. The Board also considered the fact that Cerberus had substantial financial resources and financial industry connections that, together with its potential commercial data relationships, could be valuable for future potential business and financing needs, which the Board believed differentiated Cerberus as a potential investor.

Also on November 2, 2020, Cerberus notified Goldman that it had completed its diligence of the Company and was prepared to move forward without the Company’s agreement to the matters raised by Cerberus and discussed on October 31, 2020. Goldman notified the Company, Charter and V&E of this development.

On November 3, 2020, V&E sent the Company’s responses to Charter’s October 30, 2020 issues list to K&E. Issues that the Company and V&E considered unresolved and outstanding at this stage included terms of the “no shop” covenant, certain consent rights, certain governance matters, and certain terms of the special dividend recapitalization right. In addition, the Company responded that the Company expected that three of its current non-management directors would remain on the Board following the closing of the transaction, given the large stake in the Company that would continue to be held by existing stockholders, and that announcing senior management changes would be disruptive to relationships with customers, partners and employees, which would likely harm the Company’s business.

On November 4, 2020, the Financial Advisors had a telephonic meeting with the Company and Charter to discuss strategy with respect to negotiations with Starboard to allow for a prepayment of the Company Notes at the closing of the transaction, which the Company continued to evaluate internally. Thereafter, V&E and the Company prepared a draft term sheet that summarized proposed terms to propose to Starboard in this regard. Charter expressed its view that any issuances of Company equity to Starboard in connection with the prepayment should be taken into account in pricing of the investment by the investors.

On November 6, 2020, Qurate provided comments to the drafts of the form of Securities Purchase Agreement, Certificate of Designations and Stockholders Agreement previously shared with Qurate. On the same day, K&E, on behalf of Charter, sent a further revised draft of the issues list that included responses to the Company’s November 3, 2020 version of the issues list. The open issues that the Company and V&E identified in the November 3, 2020 version of the issues list remained outstanding in this subsequent draft of the issues list.

On November 9, 2020, on its quarterly earnings call, the Company disclosed that it was in advanced discussions with respect to a recapitalization transaction with an anchor investor, and that if consummated, the transaction would result in a significant reduction in its outstanding debt and would provide for enhanced commercial relationships to support its growth initiatives.

On November 10, 2020, the Financial Advisors had a telephonic meeting with Starboard to convey a proposal to allow for a prepayment of the Company Notes at a discount in connection with the proposed transaction. During this meeting, Starboard conveyed that a discount would not be acceptable, and that it would expect to receive some form of Company equity as part of an agreement to allow the Company Notes to be prepaid at par.

On November 11, 2020, K&E, on behalf of Charter, sent a revised draft of the form of Securities Purchase Agreement to V&E, and on November 16, 2020, K&E sent revised drafts of the Certificate of Designations and Stockholders Agreement to V&E.

On November 14, 2020, Charter and the Company discussed Charter’s views on the open issues noted above. During this call, Charter conveyed that it would propose a three-investor transaction of the same size, with Charter, Qurate and Party E as the investors, as a potential compromise on the identity of the investor group, with a 10-member Board where each investor would nominate two directors, together with the chief executive officer and three independent directors.

On November 16, 2020, V&E shared Qurate’s comments to the drafts of the form of Securities Purchase Agreement, Certificate of Designations and Stockholder Agreement with K&E.

On November 17, 2020, K&E sent further revised drafts of the transaction documents, which had been updated to contemplate three investors rather than two. The revised transaction documents were subsequently shared with legal counsel to Party E and Baker Botts L.L.P. (“Baker Botts”), legal counsel to Qurate.

On November 20, 2020, the Board held a telephonic meeting, during which members of Company management and the Financial Advisors provided a process update and reviewed outstanding issues in the drafts of the transaction documents. During this meeting, management provided an update on the negotiation of commercial agreements with Charter, noting that while negotiations were generally ongoing, significant open items remained. The Company’s management also discussed Starboard’s requirement to be repaid at par, with some Company equity to be issued in addition to such repayment. The Board discussed the timing and status of the transaction documents, including Charter’s proposal to have a three-investor transaction, with Charter, Qurate and Party E investing an aggregate of $204 million and having the right to designate two directors each on a pro forma 10-member Board. The Board discussed the extensive operating experience and industry relationships that Cerberus would bring to the investment, and compared the risks and benefits of Cerberus and Party E as investors, including the risk that a transaction with Party E, a media-focused firm, could be viewed as less attractive to other customers and partners of the Company than a more media-industry neutral transaction with Cerberus. The Board also discussed the timing of the negotiation process and the open issues that remained, noting the Company’s belief that Cerberus’s positions were more closely aligned with the Charter term sheet than Party E’s, which could expedite resolution of the process, and that Cerberus had indicated a willingness to move quickly to reach final terms. At the conclusion of this meeting, the Board determined that in order to proceed with a transaction with Charter negotiating the open points in the data license with Charter would need to be prioritized and the parties would need to come to a mutual understanding on Board constitution and management. The Board further noted that while a three-party investment transaction would be acceptable, the Board believed that the third investor should be Cerberus. The Board also confirmed its view that the continuing members of the Board should be the Company’s current Chief Executive Officer and three individuals currently serving on the Board, selected by the members of the Board.

On November 24, 2020, Irwin Gotlieb, a member of the Board, and Mr. Livek had a telephonic discussion with Charter in which they conveyed the Board’s views from the November 20, 2020 meeting, including that the third investor should be Cerberus.

On November 25, 2020, the Financial Advisors had a telephonic meeting with Starboard, during which Starboard requested 3.6 million shares of Common Stock in addition to repayment of the Company Notes at par.

Over the next several days, the Financial Advisors and the Company continued to discuss open points with Charter, while working in parallel with Cerberus to develop an indication of interest from Cerberus in a potential transaction in which Cerberus would be the sole investor for $204 million on similar terms as the Charter transaction, other than the commercial agreement, in the event that Charter and the Company could not reach acceptable terms.

On December 11, 2020, the Board held a telephonic meeting, during which members of Company management and the Financial Advisors provided a process update and reviewed outstanding issues in the transaction documents. Management of the Company reported that progress on the commercial agreements with Charter was being made, but that there were still a number of open issues in those agreements. The Board also discussed Charter’s views on Party E and Cerberus, and concluded that pursuing a Cerberus-only transaction was advisable as an alternative in the event that Charter and the Company could not reach acceptable terms. After discussion of available alternatives, the Board determined that a Charter-Qurate-Cerberus transaction would be most likely to deliver the best reasonably obtainable value for the Company’s stockholders in the transaction, but authorized management to simultaneously negotiate a standalone transaction with Cerberus as an alternative if a Charter-Qurate-Cerberus transaction were not possible in the near term.

Also on December 11, 2020, the Company made a public disclosure regarding the status of its strategic review process.

On December 12, 2020, V&E sent an initial draft of a term sheet providing for a Cerberus-only transaction to Davis Polk & Wardwell LLP (“DPW”), counsel to Cerberus, and thereafter the parties engaged in active discussions over the following days relating to Cerberus’s involvement in a transaction with Charter and Qurate or a standalone transaction between the Company and Cerberus. During the course of these discussions, Cerberus proposed certain modifications to the term sheet between the Company and Charter, and indicated that Cerberus would be unlikely to participate in a transaction with Charter and Qurate unless such a transaction were concluded in the near term.

On December 12, 2020, the Financial Advisors distributed to Charter proposed modifications to the terms of the Charter-Company transaction under negotiation, including with respect to certain economic terms, Board constitution, inclusion of a “force the vote” construct and certain exceptions to the transfer restrictions.

On December 18, 2020, the Board held a telephonic meeting, during which members of Company management and the Financial Advisors provided an update on discussions with Charter and Cerberus. The Company discussed the possibility that the commercial agreements would not be reached with Charter, and alternatives to obtaining access to similar data if a Cerberus-only transaction were to be necessary. The Board considered Cerberus’s proposal to make certain modifications to the term sheet between the Company and Charter and its indication that it may not participate in a transaction with Charter and Qurate unless such a transaction were concluded in the near term. The Board authorized management to enter into a term sheet with Cerberus containing provisions that required the Company to include Cerberus in a transaction with Charter by a certain date, or alternatively, to pursue a standalone transaction with Cerberus. Following the Board meeting, the Company and Cerberus executed a term sheet for Cerberus to join as the third investor in a transaction alongside Charter and Qurate, or, if such transaction did not materialize by a certain date, to pursue a standalone transaction with the Company on similar terms.

On December 21, 2020, V&E sent revised drafts of the form of Securities Purchase Agreement, Certificate of Designations and Stockholders Agreement to K&E, Baker Botts and DPW (collectively, the “Investors’ Counsel”), which included provisions reflecting Cerberus’s proposed modifications noted above. Thereafter, V&E sent initial drafts of the other remaining transaction documents, including the Certificate of Amendment and registration rights agreement, to the Investors’ Counsel.

On December 24, 2020, Charter, Qurate, Cerberus (collectively, the “Investors”) and the Investors’ Counsel collectively sent an issues list reflecting material issues identified by the Investors in V&E’s latest drafts of the form of Securities Purchase Agreement, Certificate of Designations and Stockholders Agreement, which V&E reviewed and discussed with the Company and its Financial Advisors.

On December 26, 2020, the Company, the Investors and their respective legal counsel participated in an all-hands telephonic meeting to discuss the remaining issues in the draft transaction documents, including with respect to the composition of the post-closing Board, as well as thresholds for when the Investors’ nomination rights, consent rights and standstill restrictions would cease to apply. On the same day, the Company and Starboard entered into a confidentiality agreement, and representatives of Starboard and the Financial Advisors had a telephonic meeting to discuss the Company’s proposed terms, which included, among others, (i) prepayment of $204 million in cash, plus accrued interest through closing, (ii) 2.5 million shares of Common Stock to be issued at closing, (iii) dollar-for-dollar covenant relief to the extent of cash interest paid to Starboard through closing, with a three-month grace period to rebuild the Company’s cash position if the closing did not occur, (iv) a customary standstill with a two-year post-closing duration, (v) agreement to vote any shares of Common Stock held by Starboard in favor of the Transactions, and (vi) a release of existing and potential claims relating to Starboard’s involvement with the Company following repayment.

In the following days, the parties and their legal counsel worked closely and made substantial progress on the transaction documents, which reflected resolutions from the telephonic meeting on December 26, 2020 and subsequent agreements of the parties on certain other issues included in the issues list discussed at such time.

On December 28, 2020, representatives of Starboard and the Financial Advisors had a telephonic meeting to further discuss the terms of the Starboard prepayment agreement, including, among other things, the timing and number of shares of Common Stock to be received by Starboard and the duration of a standstill provision applicable to Starboard. During this meeting, Starboard agreed to the terms proposed by the Company on December 26, 2020, except that it would receive 3.15 million shares of Common Stock at the closing, would not provide interim covenant relief, and would only agree to a one-year standstill restriction after the closing of the transaction.

On January 2, 2021, V&E sent an initial draft of the Starboard Agreement to Starboard’s legal counsel.

On January 4, 2021, Mr. Rosenthal received a call from Cerberus, during which call Cerberus requested that all unpaid director compensation for 2020 and customary transaction bonuses that were to be paid to certain executives of the Company for their extensive efforts in connection with the Transactions be paid in shares of Common Stock in lieu of cash. Cerberus subsequently requested that because such issuances were being incurred for director services provided during 2020, such issuances should be taken into account in pricing of the investment by the Investors. This information was relayed to the Board.

Also on January 4, 2021, the Board held a telephonic meeting. Members of Company management, as well as the Financial Advisors and V&E, were also present. During this meeting, members of management, the Financial Advisors and V&E provided a status update and reviewed the negotiations that had occurred to date. V&E summarized the material terms of the Securities Purchase Agreements, Stockholders Agreement, Certificate of Designations and Starboard Agreement, which were in substantially advanced form as of such date, and Mr. Livek summarized the material terms of the commercial agreements, which were final as of such date. The Board discussed a number of questions about the transaction documents with the Company’s advisors, and the meeting was adjourned with the expectation that the Board would approve the Transactions at a subsequent meeting upon confirmation of the share price, finalization of the transaction documents, and agreement with Starboard on the Starboard Agreement.

On January 5, 2021 and continuing into January 6, 2021, the parties continued to exchange drafts of the various transaction documents, which were nearing final form. V&E similarly continued to exchange drafts of the Starboard Agreement with Starboard’s legal counsel, which was also nearing final form. The Company, the Financial Advisors and V&E continued to negotiate the form of director compensation and executive transaction bonuses, and on the morning of January 7, 2021, the parties agreed that such payments would be made in shares of Common Stock in lieu of cash and (with respect to the transaction bonuses) would vest over time, as required by the Investors.

On January 7, 2021, the Board held a telephonic meeting to consider the Transactions. Members of Company management, as well as the Financial Advisors and V&E, were also present. Members of management and V&E reviewed the negotiations that had occurred to date, and V&E summarized the changes to the transaction documents since the Board’s last meeting on January 4, 2021. After a discussion by the Board of the Transactions and the terms of the transaction documents, including the issuance price of the Convertible Preferred Stock (inclusive of the effect of the issuance of shares of Common Stock to Starboard and the replacement of cash compensation for directors and officers with equity awards, as noted above), the Board unanimously (i) resolved, among other things, to approve and declare advisable, each of the Securities Purchase Agreements, the Certificate of Amendment, the Certificate of Designations, the other transaction documents, the commercial agreements, the Transactions and the other transactions contemplated by each of the foregoing documents, on the terms and subject to the conditions set forth therein, (ii) directed that the Share Issuance and the Certificate of Amendment be submitted to the Company’s stockholders for approval and adoption at a meeting of such stockholders, and (iii) recommended that the Company stockholders approve the Share Issuance and adopt the Certificate of Amendment, upon the terms and subject to the conditions set forth in the Securities Purchase Agreements and pursuant to the requirements of Nasdaq and applicable law.

Following the Board meeting, the parties executed the Securities Purchase Agreements, the equity commitment letter and the Starboard Agreement.

Following the execution of the Securities Purchase Agreements, the equity commitment letter and the Starboard Agreement, the Company issued a press release announcing the Transactions and hosted a conference call the following morning, on January 8, 2021, for the investment community relating to the Transactions.

Regulatory Approvals Required.

No regulatory filing, other than as required by the SEC, is required in connection with the Closing. Any filing that may subsequently be required as a result of a mandatory conversion of the Convertible Preferred Stock will be subject to cooperation covenants in the SHA (as defined below).

DESCRIPTION OF THE TRANSACTION DOCUMENTS

While we believe that the summary below of the agreements entered into in connection with the Transactions describes the material terms of such agreements, it may not contain all of the information that is important to you, and is qualified in its entirety by the relevant instruments and agreements themselves, which were included as an exhibit to our Current Report on Form 8-K filed with the SEC on January 8, 2021. We encourage you to read the relevant instruments and agreements themselves in their entirety.

The following summary of the Securities Purchase Agreements is intended to provide information regarding the terms of such agreements and is not intended to modify or supplement any factual disclosures about the Company in its public reports filed with the SEC. In particular, the Securities Purchase Agreements and the related summaries are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Company or any of its subsidiaries or affiliates. The Securities Purchase Agreements contain representations and warranties by the Company which were made only for purposes of those agreements and as of specified dates. The representations, warranties and covenants in the Securities Purchase Agreements were made solely for the benefit of the parties to such agreements; may be subject to limitations agreed upon by the contracting parties, including being qualified by the disclosure schedules to such agreements; were made for the purposes of allocating contractual risk between the parties to such agreements instead of establishing these matters as facts; and may apply contractual standards of materiality or material adverse effect that generally differ from those applicable to investors. In addition, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Securities Purchase Agreements, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Securities Purchase Agreements

On January 7, 2021, the Company entered into separate Securities Purchase Agreements with each of Charter, Qurate and Pine, pursuant to which, among other things, at the Closing, and on the terms and subject to the conditions set forth therein, the Company will issue and sell (a) to Charter, 27,509,203 shares of Convertible Preferred Stock in exchange for $68,000,000, (b) to Qurate, 27,509,203 shares of Convertible Preferred Stock in exchange for $68,000,000 and (c) to Pine, 27,509,203 shares of Convertible Preferred Stock in exchange for $68,000,000. The proceeds of the Transactions will be used to pay off the Company Notes and the secured promissory note due December 31, 2021 issued by a subsidiary of the Company (Rentrak B.V.) on December 31, 2019.

Representations and Warranties

Under the Securities Purchase Agreements, the Company made customary representations and warranties relating to organization and good standing, corporate power and enforceability, Board approval and anti-takeover laws, requisite stockholder approvals, non-contravention, requisite governmental approvals, capitalization, subsidiaries, SEC reports, financial statements and internal controls, no undisclosed liabilities, absence of certain changes, material contracts, real property, environmental matters, intellectual property, tax matters, employee benefits, labor matters, compliance with law, anti-corruption and international trade, legal proceedings and orders, insurance, related party transactions, brokers, other agreements, investment company status and ability to pay dividends.

Under each Securities Purchase Agreement, the applicable Investor made customary representations and warranties relating to organization and good standing, corporate power and enforceability, non-contravention, requisite governmental approvals, legal proceedings and orders, ownership of Common Stock, brokers, sufficiency of funds, unregistered securities and side arrangements. Pine made additional representations and warranties relating to financing.

Covenants Regarding Conduct of Business by the Company Pending the Closing

The Company made certain covenants under each of the Securities Purchase Agreements, including, among others, the covenants set forth below.

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Except (a) as expressly contemplated by the Securities Purchase Agreements, (b) as set forth in the disclosure letter delivered by the Company to the Investors on January 7, 2021 (the “Company Disclosure Letter”), (c) as required by applicable law or certain data security requirements, or (d) as approved in advance in writing by the Investors (which approval will not be unreasonably withheld, conditioned or delayed), during the period from January 7, 2021 until the earlier to occur of the termination of the Securities Purchase Agreements and Closing, the Company will, and will cause each of its subsidiaries to, (i) conduct its business in all material respects in the ordinary course of business, and (ii) use reasonable best efforts to preserve intact in all material respects its current business organization, ongoing businesses and significant relationships with third parties.

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In addition, except (a) as expressly contemplated by the Securities Purchase Agreements, (b) as set forth in the Company Disclosure Letter, (c) as required by applicable law, or (d) as approved in advance in writing by the Investors (which approval will not be unreasonably withheld, conditioned or delayed), during the period from January 7, 2021 until the earlier to occur of the termination of the Securities Purchase Agreements and Closing, the Company will not, and will not permit any of its subsidiaries to, directly or indirectly:

•	take any action set forth in Section 4.1 of the SHA (as defined below);

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acquire or agree to acquire, directly or indirectly, by purchase, merger, consolidation or otherwise, equity or assets constituting all or substantially all of the business of (or any division of the business of) another person;

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sell, assign, transfer, license, sublicense, abandon, permit to lapse, grant a covenant not to sue, or otherwise dispose of any material intellectual property (other than non-exclusive licenses or sublicenses granted in the ordinary course of business);

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(i) authorize for issuance, issue, deliver, sell or transfer or agree or commit to issue, deliver, sell or transfer any shares of capital stock of or other equity interest or convertible security in the Company or any of its subsidiaries or other rights of any kind to acquire, any shares of capital stock of or any other equity interest in the Company or any of its subsidiaries, other than (x) the issuance of capital stock or other equity interests pursuant to any material employee benefit plan or (y) the issuance of capital stock or other equity interests from any wholly owned subsidiary to the Company or any other wholly owned subsidiary of the Company, (ii) amend or modify any term or provision of any of the Company’s outstanding equity securities or (iii) accelerate or waive any restrictions pertaining to the vesting of any Company equity-based awards or warrants or other rights of any kind to acquire any shares of capital stock or other equity interests in the Company;

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propose or commit to reclassify, combine, split or subdivide any capital stock of the Company or issue or authorize the issuance of any other securities in respect of, in lieu of, or in substitution for, shares of capital stock of the Company or any of its subsidiaries, except for, with respect to any subsidiary of the Company, any intercompany restructuring, recapitalization or similar transaction that will not have a Company Material Adverse Effect (as defined below);

•	enter into, amend or terminate any contract with Starboard Value LP or any of its affiliates;

•

except as required under applicable law or the terms of any material employee benefit plan existing as of January 7, 2021, (i) increase the compensation or benefits payable to any current or former director or executive officer of the Company or any employee of the Company whose annual base salary is at least $300,000 (in each case, other than annual merit increases in the ordinary course of business) or (ii) enter into any new, or amend any existing, employment, severance, change in control, retention, bonus guarantee, or collective bargaining agreement or similar agreement or arrangement;

•

(i) make any loans, advances or capital contributions to, or investments in, any other person, other than investments by the Company or a wholly owned subsidiary of the Company to a wholly owned subsidiary of the Company or the Company or advances of expenses to any director, officer, employee or agent of the Company in connection with advancement obligations in effect on January 7, 2021, (ii) incur, assume or modify any material indebtedness or (iii) assume, guarantee, endorse, grant a lien (other than a permitted lien) on any of the Company’s assets as security or otherwise become liable for indebtedness of another person (excluding the Company or any of its subsidiaries); or

•	agree, resolve, authorize or commit to take any action prohibited by any of the foregoing.

No Solicitation of Acquisition Proposals; Changes in Board Recommendation

From January 7, 2021 until the earlier to occur of the termination of the Securities Purchase Agreements and the Closing, the Company and its subsidiaries will not, and will cause their respective directors, officers and employees and will instruct their other representatives not to, directly or indirectly: (i) solicit, initiate or propose the making, submission or announcement of, or knowingly encourage, induce, facilitate or assist, an Acquisition Proposal (as defined below) or any inquiries or the making of any proposal that would reasonably be expected to lead to an Acquisition Proposal; (ii) furnish to any person (other than the Investors (with respect to the Transactions) or their respective representatives) any non-public information relating to the Company or any of its subsidiaries or afford to any person access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company or any of its subsidiaries, in any such case to knowingly encourage, facilitate or assist, an Acquisition Proposal or any inquiries or the making of any proposal that would reasonably be expected to lead to an Acquisition Proposal; (iii) participate, continue or engage in discussions or negotiations with any person with respect to an Acquisition Proposal (other than informing such persons of certain provisions in the Securities Purchase Agreements that relate to the no-solicitation obligations or contacting such person making any unsolicited Acquisition Proposal to clarify the terms and conditions thereof); (iv) approve, endorse or recommend an Acquisition Proposal; or (v) enter into any letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other contract relating to an Acquisition Transaction (as defined below), other than an acceptable confidentiality agreement meeting certain requirements.

“Acquisition Proposal” means any inquiry, indication of interest, offer or proposal (other than an inquiry, indication of interest, offer or proposal by the Investors pursuant to the Securities Purchase Agreements) to engage in an Acquisition Transaction.

“Acquisition Transaction” means any transaction or series of related transactions (other than the Transactions) involving:

•

any direct or indirect purchase or other acquisition by any person or “group” (as such term is used in Section 13(d) of the Exchange Act) of persons of shares of capital stock of the Company, including pursuant to a tender offer or exchange offer, that if consummated in accordance with its terms would result in such person or “group” of persons beneficially owning (A) more than 10% of the Common Stock outstanding (on an as-converted basis, if applicable) or (B) securities convertible into more than 10% of the Common Stock outstanding (on an as-converted basis, if applicable), in either case, after giving effect to the consummation of such purchase or other acquisition, including tender or exchange offer;

•

any direct or indirect purchase, lease, exchange, transfer, license or other acquisition by any person or “group” (as such term is used in Section 13(d) of the Exchange Act) of persons, or stockholders of any such person or group of persons, of more than 10% of the consolidated assets of the Company and its subsidiaries taken as a whole (measured by the fair market value thereof as of the date of such purchase or acquisition);

•

any merger, consolidation, business combination, joint venture, repurchase, redemption, share exchange, extraordinary dividend or distribution, recapitalization, reorganization, liquidation, dissolution or other similar transaction involving the Company or any of its subsidiaries pursuant to which any person or “group” (as such term is used in Section 13(d) of the Exchange Act) of persons, or stockholders of any such person or group of persons, would beneficially own equity of the Company representing (A) more than 10% of the Common Stock outstanding (on an as-converted basis, if applicable) or (B) securities convertible into more than 10% of the Common Stock outstanding (on an as-converted basis, if applicable), in either case, after giving effect to the consummation of such transaction; provided that certain internal reorganization transactions of the Company and its subsidiaries will not constitute an Acquisition Transaction; or

•

any other recapitalization or similar transaction involving the satisfaction and discharge of the Company Notes and the secured promissory note due December 31, 2021 issued by a subsidiary of the Company (Rentrak B.V.) on December 31, 2019.

Notwithstanding anything to the contrary in the Securities Purchase Agreements, from January 7, 2021 until the Company’s receipt of the Requisite Stockholder Approvals (as defined below), the Company and the Board (or a committee thereof) may, directly or indirectly through one or more of their representatives, participate or engage in discussions or negotiations with, furnish any non-public information relating to the Company or any of its subsidiaries to, or afford access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company or any of its subsidiaries pursuant to an acceptable confidentiality agreement to any person or its representatives that has made, renewed or delivered to the Company an Acquisition Proposal after January 7, 2021, and otherwise facilitate such Acquisition Proposal or assist such person (and its representatives and financing sources) with such Acquisition Proposal (in each case, if requested by such person), in each case if such Acquisition Proposal was not solicited in breach of the Securities Purchase Agreements and the Board (or a committee thereof) has determined in good faith (after consultation with its financial advisor and outside legal counsel) that such Acquisition Proposal either constitutes a Superior Proposal (as defined below) or is reasonably likely to lead to a Superior Proposal and that failure to take such action would be inconsistent with its fiduciary duties under applicable law; provided, that, subject to applicable law, the Company will provide to the Investors any non-public information or data that is provided to any person given such access that was not previously made available to the Investors prior to or substantially concurrently with the time it is provided to such person.

“Superior Proposal” means any bona fide written Acquisition Proposal for an Acquisition Transaction on terms that the Board (or a committee thereof) has determined in good faith (after consultation with its financial advisors and outside legal counsel) (i) is more favorable, from a financial point of view, to the Company’s stockholders than the Transactions, taken as a whole, and (ii) is reasonably likely to be consummated on its terms (in the case of each of clauses (i) and (ii), taking into account any legal, regulatory, financial, timing, financing and other aspects of such proposal, including the identity of the person making the proposal and any revisions to the Securities Purchase Agreements made or proposed in writing by the Investors prior to the time of such determination). For purposes of the reference to an “Acquisition Proposal” in this definition, all references to “10%” in the definition of “Acquisition Transaction” will be deemed to be references to “25%.”

Except as permitted by the Securities Purchase Agreements, at no time after January 7, 2021 until the earlier of the termination thereof or the Closing may the Board (or a committee thereof): (i) withhold, withdraw, amend, qualify or modify, or publicly propose to withhold, withdraw, amend, qualify or modify, the Company Board Recommendation in a manner adverse to the Investors; (ii) publicly adopt, approve or recommend an Acquisition Proposal; (iii) in connection with a tender or exchange offer by a third party, fail to recommend against such offer by the close of business on the 10th business day after the commencement of a tender or exchange offer in connection with an Acquisition Proposal (it being understood that the Board (or a committee thereof) may refrain from taking a position with respect to an Acquisition Proposal until the close of business on the 10th business day after the commencement of a tender or exchange offer in connection with such Acquisition Proposal without such action being considered a violation of the Securities Purchase Agreements); (iv) fail to include the Company Board Recommendation in this proxy statement; or (v) enter into any contract or letter of intent regarding an Acquisition Proposal (any action described in clauses (i) through (iv), a “Company Board Recommendation Change”); provided, however, that, for the avoidance of doubt, a “stop, look and listen” communication by the Board (or a committee thereof) to the Company’s stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication), will not constitute a Company Board Recommendation Change if it expressly affirms the Company Board Recommendation.

Notwithstanding anything to the contrary in the Securities Purchase Agreements, at any time prior to obtaining the approval of the Company’s stockholders of the Share Issuance and the adoption of the Charter Amendment (the “Requisite Stockholder Approvals”):

•

the Board (or a committee thereof) may effect a Company Board Recommendation Change in response to an Intervening Event (as defined below) if the Board (or a committee thereof) determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties pursuant to applicable law; provided, that, the Board (or a committee thereof) will not effect such a Company Board Recommendation Change unless:

•

the Company has provided prior written notice to the Investors at least five business days in advance to the effect that the Board (or a committee thereof) has (A) made such determination; and (B) resolved to effect a Company Board Recommendation Change pursuant to the Securities Purchase Agreements, which notice will specify the basis for such Company Board Recommendation Change, including a reasonably detailed description of the facts and circumstances relating to such Intervening Event and copies of all relevant documents relating thereto;

•

prior to effecting such Company Board Recommendation Change, the Company and its representatives, during such five business day period, must have negotiated with the Investors and their respective representatives in good faith (to the extent that the Investors desire to so negotiate) to make such adjustments to the terms and conditions of the Securities Purchase Agreements so that the Board (or a committee thereof) would no longer determine that the failure to make a Company Board Recommendation Change in response to such Intervening Event would be inconsistent with its fiduciary duties pursuant to applicable law; and

•

at the end of such five business day period and taking into account any adjustments to the terms and conditions of the Securities Purchase Agreements, the Board (or a committee thereof) has determined in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to make a Company Board Recommendation Change in response to such Intervening Event would continue to be inconsistent with its fiduciary duties pursuant to applicable law; or

•

if the Company has received a bona fide Acquisition Proposal that was not solicited in breach of the Securities Purchase Agreements and that the Board has determined in good faith (after consultation with its financial advisor and outside legal counsel) constitutes a Superior Proposal, then the Board (or a committee thereof) may effect a Company Board Recommendation Change with respect to such Acquisition Proposal; provided that the Board (or a committee thereof) will not take any of the foregoing actions unless:

•

the Board (or a committee thereof) determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties pursuant to applicable law;

•	the Company has complied in all material respects with its obligations pursuant to the Securities Purchase Agreements with respect to such Acquisition Proposal;

•

(i) the Company has provided prior written notice to the Investors five business days in advance (the “Notice Period”) to the effect that the Board (or a committee thereof) has (A) received a Superior Proposal and (B) resolved to effect a Company Board Recommendation Change absent any revision to the terms and conditions of the Securities Purchase Agreements, which notice will specify the basis for such Company Board Recommendation Change, including the identity of the person or “group” of persons making such Acquisition Proposal, the material terms thereof and copies of all relevant documents relating to such Acquisition Proposal (provided that following each subsequent amendment to such Acquisition Proposal, the Board will provide a new written notice to the Investors with a new Notice Period of three business days); and (ii) prior to effecting such Company Board Recommendation Change, the Company and its representatives, during the Notice Period, must have negotiated with the Investors in good faith (to the extent that the Investors desire to so negotiate) to make such adjustments to the terms and conditions of the Securities Purchase Agreements so that such Acquisition Proposal would cease to constitute a Superior Proposal; and

•

at the end of the Notice Period and taking into account any adjustments to the terms and conditions of the Securities Purchase Agreements, the Board determines in good faith (after consultation with its financial advisor and outside legal counsel) that the Acquisition Proposal continues to constitute a Superior Proposal.

“Intervening Event” means any change, event, effect or circumstance that has materially improved the business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole (other than any event, occurrence, fact or change resulting from a breach of the Securities Purchase Agreements by the Company),

in each case that (i) is not known or is not reasonably foreseeable by the Board as of January 7, 2021, which change, event, effect or circumstance becomes known to the Board prior to receipt of the Requisite Stockholder Approvals and (ii) does not relate to any Acquisition Proposal or any of the Investors; provided that in no event will the following constitute, or be taken into account in determining the existence of, an Intervening Event: (A) the fact that the Company and its subsidiaries meet or exceed (1) any public estimates or expectations for the Company’s revenue, earnings or other financial performance or results of operations for any period or (2) any internal budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the underlying cause of any such events may be taken into consideration when determining whether an Intervening Event has occurred); (B) changes in the price or trading volume of the Common Stock, in and of itself (it being understood that the underlying cause of such change may be taken into consideration when determining whether an Intervening Event has occurred); or (C) changes in conditions generally affecting the industries in which the Company and its subsidiaries conduct business.

Required Stockholder Vote

The Requisite Stockholder Approvals are the only votes or approvals of the holders of any class or series of capital stock of the Company necessary under applicable law, the Nasdaq rules, the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws of the Company to consummate the Transactions and the other transactions contemplated in the Securities Purchase Agreements and the other transaction documents.

Consents, Approvals and Filings

Pursuant to the terms of the Securities Purchase Agreements, the Investors and the Company will (i) cooperate and coordinate with each other in determining whether any filings are required by applicable antitrust laws in connection with the Transactions, (ii) cooperate and coordinate (and cause their respective affiliates to cooperate and coordinate) with each other in the making of any required filings with any governmental authority as are required by applicable antitrust laws in connection with the Transactions; (iii) supply each other (or cause each other to be supplied) with any information that may be required in order to make such filings; and (iv) supply (or cause to be supplied) any additional information that reasonably may be required or requested by the United States Federal Trade Commission, the United States Department of Justice or the governmental authorities of any other applicable jurisdiction in which any such filing is made. No regulatory filing is currently required in connection with the Closing. Any filing that may subsequently be required as a result of a mandatory conversion of Convertible Preferred Stock will be subject to additional cooperation covenants in the SHA.

Other Covenants and Agreements

Upon the terms and subject to the conditions set forth in the Securities Purchase Agreements, each of the Investors will (and will cause its affiliates to, if applicable), on the one hand, and the Company will, on the other hand, use their respective reasonable best efforts to (a) take (or cause to be taken) all actions, (b) do (or cause to be done) all things, and (c) assist and cooperate with the other parties in doing (or causing to be done) all things, in each case as are necessary, proper or advisable pursuant to applicable law or otherwise to consummate and make effective, as promptly as practicable, the Transactions.

At all times beginning on January 7, 2021 and continuing until the earlier to occur of the termination of the Securities Purchase Agreements and the Closing, the Company will afford each Investor reasonable access, consistent with applicable law, during normal business hours, upon reasonable advance notice provided in writing to the General Counsel of the Company, or another person designated in writing by the Company, to the properties, books and records and personnel of the Company, subject to the ability of the Company to restrict or otherwise prohibit such access as more particularly set forth in the Securities Purchase Agreements.

Pursuant to the terms of the Securities Purchase Agreements, the Company will take all necessary action so that immediately after the Closing, the Board is comprised of the individuals specified in the section entitled “Description of the Transaction Documents—Stockholders Agreement”.

Conditions to Completion of the Transactions

The respective obligations of the Investors and the Company to consummate the Transactions are subject to the satisfaction or waiver (where permissible pursuant to applicable law) prior to the Closing of each of the following conditions:

•	The Company’s receipt of the Requisite Stockholder Approvals at the Special Meeting.

•

The waiting periods (and any extensions thereof), if required, applicable to the Transactions pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, will have expired or otherwise have been terminated.

•

No temporary restraining order, preliminary or permanent injunction or other judgment or order or other legal or regulatory restraint or prohibition preventing the consummation of the Transactions issued by a court or other governmental authority of competent jurisdiction in the United States will be in effect, and no statute, rule, regulation or order will have been enacted, entered, enforced or deemed applicable to the Transactions by a governmental authority of competent jurisdiction in the United States, that in each case prohibits, makes illegal, or enjoins the consummation of the Transactions.

The obligations of each of the Investors to consummate the Transactions are subject to the satisfaction or waiver (where permissible pursuant to applicable law) prior to the Closing of each of the following conditions, any of which may be waived exclusively by the applicable Investor:

•

Other than the representations and warranties relating to organization and good standing, corporate power, enforceability, Board approval, Requisite Stockholder Approvals, non-contravention of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws of the Company, certain capitalization matters, subsidiaries, absence of certain changes and brokers, the representations and warranties of the Company set forth in the Securities Purchase Agreements will be true and correct (without giving effect to any materiality or Company Material Adverse Effect qualifications set forth therein) as of January 7, 2021 and as of the date of the Closing as if made at and as of the date of the Closing (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except for such failures to be true and correct that have not had and would not reasonably be expected to have a Company Material Adverse Effect.

•

The representations and warranties relating to organization and good standing, corporate power, enforceability, Board approval, Requisite Stockholder Approvals, non-contravention of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws of the Company, certain capitalization matters, subsidiaries and brokers will be true and correct in all material respects (without giving effect to any materiality or Company Material Adverse Effect qualifications set forth therein) as of January 7, 2021 and as of the date of the Closing as if made at and as of the date of the Closing (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date).

•

The representations and warranties of the Company relating to certain other capitalization matters relating to the number of authorized, issued and outstanding shares of capital stock and stock reservation and awards will be true and correct as of 5:00 p.m., New York City time, on December 30, 2020, except for de minimis inaccuracies.

•

The representation and warranty of the Company relating to the absence of a Company Material Adverse Effect prior to January 7, 2021 will be true and correct in all respects as of January 7, 2021 and as of the date of the Closing as if made at and as of the date of the Closing.

•

The Company will have performed and complied in all material respects with the covenants, obligations and conditions of the Securities Purchase Agreements required to be performed and complied with by it at or prior to the Closing.

•	No Company Material Adverse Effect will have occurred after January 7, 2021.

•

The Investor will have received a certificate of the Company, validly executed for and on behalf of the Company and in its name by a duly authorized officer thereof, certifying that the Closing conditions relating to the Company’s representations and warranties, the Company’s performance obligations and Company Material Adverse Effect have been satisfied.

•	The Investor will have received a copy of the Certificate of Designations that has been filed with and accepted by the Secretary of State of the State of Delaware.

•	The Investor will have received a copy of the Certificate of Amendment that has been filed with and accepted by the Secretary of State of the State of Delaware.

•	The Investor will have received evidence of the issuance of the Convertible Preferred Stock credited to book-entry accounts maintained by the Company.

•

The shares of Common Stock issuable upon conversion of the Convertible Preferred Stock in accordance with the Certificate of Designations will have been reserved by the Company and approved for listing on Nasdaq, subject to official notice of issuance.

•	The Investor will have received a copy of the RRA (as defined below) duly executed by the Company.

•	The Investor will have received a copy of the SHA (as defined below), duly executed by the Company.

•	The Investor will have received a copy of the Data License Agreement and Service Order (the “Charter Agreements”), duly executed by the Company.

•

The Set-Top Box Data License Agreement, by and between the Company and Comcast Cable Communications Management, LLC, dated as of February 26, 2020, as amended as of January 7, 2021, will continue to be in effect.

•

Each of the conditions precedent to the obligations of the parties to each of the other Securities Purchase Agreements will have been satisfied or waived (other than those conditions that by their terms are to be satisfied concurrently with the Closing, but subject to the satisfaction or waiver (to the extent permitted under such other Securities Purchase Agreement) of such conditions) and transactions contemplated in such other Securities Purchase Agreement are consummated at substantially the same time as the Closing.

•

The Investor will have received duly executed payoff letters evidencing the payoff of all outstanding balances under, and the release of any liens and encumbrances in respect of, the Company Notes in accordance with the Starboard Agreement and the secured promissory note due December 31, 2021 issued by a subsidiary of the Company (Rentrak B.V.) on December 31, 2019 in accordance with its terms.

•	The Investor will have received an opinion addressed to such Investor from Vinson & Elkins L.L.P., counsel to the Company, dated as of the date of the Closing.

•	The Board will have executed written resignations of certain individuals, effective as of the Closing.

The obligations of the Company to consummate the Transactions are subject to the satisfaction or waiver (where permissible pursuant to applicable law) prior to the Closing of each of the following conditions, any of which may be waived exclusively by the Company:

•

The representations and warranties of the Investors set forth in the Securities Purchase Agreements will be true and correct on and as of January 7, 2021 and as of the date of the Closing with the same force and effect as if made on and as of such date, except for: (i) any failure to be so true and correct that would not, individually or in the aggregate, prevent or materially delay the consummation of the Transactions or the other transactions contemplated by the Securities Purchase Agreements or the ability of the Investors to fully perform their respective covenants and obligations pursuant to the Securities Purchase Agreements; and (ii) those representations and warranties that expressly speak as of an earlier date, which representations will have been true and correct as of such earlier date, except for any failure to be so true and correct that would not, individually or in the aggregate, prevent or materially delay the consummation of the Transactions or the other transactions contemplated by the Securities Purchase Agreements or the ability of the Investors to fully perform their respective covenants and obligations pursuant to the Securities Purchase Agreements.

•

The Investors will have performed and complied in all material respects with the covenants, obligations and conditions of the Securities Purchase Agreements required to be performed and complied with by the Investors at or prior to the Closing.

•

The Company will have received a certificate of each Investor, validly executed for and on behalf of such Investor and in its name by a duly authorized officer thereof, certifying that the Closing conditions relating to the Investors’ representations and warranties and the Investors’ performance obligations have been satisfied.

•

The Investors will have delivered to the Company payment of their respective portions of the Aggregate Purchase Price, payable by wire transfer of immediately available funds to accounts designated in advance of the date of the Closing by the Company.

•	The Investors will have delivered to the Company a copy of the RRA (as defined below), duly executed by each Investor.

•	The Investors will have delivered to the Company a copy of the SHA (as defined below), duly executed by each Investor.

•	Charter will have delivered to the Company a copy of the Charter Agreements, duly executed by Charter.

•

The Investors will have delivered to the Company at least two business days prior to the date of the Closing a properly executed IRS Form W-9 from each Investor (or, if an Investor is a disregarded entity for U.S. federal income tax purposes, its regarded owner).

Material Adverse Effect

Under the Securities Purchase Agreements, certain representations and warranties of the Company and the Investors are qualified in whole or in part by a material adverse effect standard. Pursuant to the Securities Purchase Agreements, a “Company Material Adverse Effect” means any change, event, effect, occurrence or circumstance that, individually or in the aggregate, (x) has had, or would reasonably be expected to have, a material adverse effect on the assets, business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, or (y) prevents or materially impairs or delays, or would reasonably be expected to prevent or materially impair or delay, the consummation of the Transactions; provided, however, that, with respect to clause (x) above, none of the following, and no change, event, effect or circumstance to the extent arising out of or resulting from the following (in each case, by itself or when aggregated), will be deemed to be or constitute a Company Material Adverse Effect or will be taken into account when determining whether a Company Material Adverse Effect has occurred or is reasonably likely to occur (subject to the limitations set forth below):

(i)	changes in general economic conditions, or changes in conditions in the global or national economy generally;

(ii)

changes in conditions in the financial markets, credit markets or capital markets, including (A) changes in interest rates or credit ratings; (B) changes in exchange rates for the currencies of any country; or (C) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market;

(iii)	changes in conditions in the industries in which the Company and its subsidiaries conduct business;

(iv)	changes in regulatory, legislative or political conditions, including any trade wars or tariffs (including any escalation or general worsening of any such conditions) and any change in law;

(v)

any geopolitical conditions, outbreak of hostilities, acts of war, sabotage, cyberterrorism, terrorism, military actions, earthquakes, volcanic activity, hurricanes, tsunamis, tornadoes, floods, mudslides, wildfires or other natural disasters, weather conditions, epidemics and other force majeure events (including any escalation or general worsening thereof);

(vi)

any change, event, effect or circumstance resulting from the announcement of the Securities Purchase Agreements or the pendency of the Transactions, including the impact thereof on the relationships, contractual or otherwise, of the Company and its subsidiaries with advertisers, customers, suppliers, licensees, licensors, lenders, business partners, employees, regulators, vendors or any other third person (provided, however, that this clause (vi) will not apply to any representation or warranty contained in the Securities Purchase Agreements to the extent that such representation or warranty expressly addresses consequences resulting from the announcement or execution of the Securities Purchase Agreements or the consummation or pendency of the Transactions);

(vii)

the compliance by any of the Investors or the Company with its respective obligations under the Securities Purchase Agreements, including any action taken or refrained from being taken (A) as expressly required by the Securities Purchase Agreements or (B) to which such Investor has expressly approved, consented to or requested in writing following January 7, 2021;

(viii)

changes or proposed changes in generally accepted accounting principles, consistently applied, in the United States or other accounting standards or in any applicable laws (or the enforcement or interpretation of any of the foregoing);

(ix)

changes in the price or trading volume of the Common Stock, in and of itself (it being understood that the underlying cause of such change may be taken into consideration when determining whether a Company Material Adverse Effect has occurred);

(x)

any failure, in and of itself, by the Company and its subsidiaries to meet (A) any public estimates or expectations for the Company’s revenue, earnings or other financial performance or results of operations for any period; or (B) any internal budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the underlying cause of any such failure may be taken into consideration when determining whether a Company Material Adverse Effect has occurred);

(xi)	the availability or cost of equity, debt or other financing to the Investor;

(xii)

any transaction litigation threatened, made or brought by any of the Company’s stockholders (on their own behalf or on behalf of the Company) or any other third person against the Company, any of its executive officers or other employees or any member of the Board arising out of or related to the Transactions or any other transaction contemplated by the Securities Purchase Agreements; and

(xiii)	any breach by an Investor of the applicable Securities Purchase Agreement,

except, in each case of clauses (i), (ii), (iii), (iv), (v), and (viii), to the extent that such change, event, effect or circumstance has had a disproportionate adverse effect on the Company relative to other companies operating in the industries in which the Company and its subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred.

Termination of the Securities Purchase Agreements

Each Securities Purchase Agreement may be terminated prior to the Closing as follows:

•	at any time prior to the Closing (whether prior to or after the receipt of the Requisite Stockholder Approvals) by mutual written agreement of the applicable Investor and the Company;

•

by the applicable Investor or the Company, at any time prior to the Closing (whether prior to or after the receipt of the Requisite Stockholder Approvals) if: (i) any permanent injunction or other judgment or order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Transactions is in effect, or any action has been taken by any governmental authority of competent jurisdiction, that, in each case, prohibits, makes illegal or enjoins the consummation of the Transactions and has become final and non-appealable; or (ii) any statute, rule, regulation or order has been enacted, entered, enforced or deemed applicable to the Transactions that permanently prohibits, makes illegal or enjoins the consummation of the Transactions, except that this right to terminate the Securities Purchase Agreement will not be available to any party that has breached its obligations to resist appeal, obtain consent pursuant to, resolve or lift, as applicable, such injunction, action, statute, rule, regulation or order;

•

by the applicable Investor or the Company, at any time prior to the Closing (whether prior to or after the receipt of the Requisite Stockholder Approvals) if the Closing has not occurred by 11:59 p.m., New York City time, on July 1, 2021 (the “Termination Date”); provided that this right to terminate the Securities Purchase Agreements will not be available to any party whose action or failure to act (which action or failure to act constitutes a breach by such party of the Securities Purchase Agreements) has been the primary cause of, or primarily resulted in, either (i) the failure to satisfy the conditions to the obligations of the terminating party to consummate the Transactions set forth in the Securities Purchase Agreements prior to the Termination Date or (ii) the failure of the Closing to have occurred prior to the Termination Date;

•

by the applicable Investor or the Company, at any time prior to the Closing if the Company fails to obtain the Requisite Stockholder Approvals at the Special Meeting (or any adjournment or postponement thereof) at which a vote on the Transactions is taken, except that this right to terminate the Securities Purchase Agreement will not be available to any party whose action or failure to act (which action or failure to act constitutes a breach by such party of the Securities Purchase Agreement) has been the primary cause of, or primarily resulted in, the failure to obtain the Requisite Stockholder Approvals at the Special Meeting (or any adjournment or postponement thereof);

•

by the applicable Investor, if the Company has breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements contained in the applicable Securities Purchase Agreement, which breach or failure to perform would result in a failure of a condition set forth therein, except that if such breach is capable of being cured by the Termination Date, such Investor will not be entitled to terminate the Securities Purchase Agreement prior to the delivery by such Investor to the Company of written notice of such breach, delivered at least 30 days prior to such termination or such shorter period of time as remains prior to the Termination Date (the shorter of such periods, the “Company Breach Notice Period”) stating such Investor’s intention to terminate the Securities Purchase Agreement and the basis for such termination, it being understood that such Investor will not be entitled to terminate the Securities Purchase Agreement if (i) such breach has been cured within the Company Breach Notice Period (to the extent capable of being cured) or (ii) such Investor is then in breach of any representation, warranty, agreement or covenant contained in the applicable Securities Purchase Agreement which breach would result in a failure of a condition set forth therein;

•	by the applicable Investor, if at any time the Board (or a committee thereof) has effected a Company Board Recommendation Change;

•

by the Company, if the applicable Investor has breached or failed to perform in any material respect any of its respective representations, warranties, covenants or other agreements contained in the applicable Securities Purchase Agreement, which breach or failure to perform would result in a failure of a condition set forth therein, except that if such breach is capable of being cured by the Termination Date, the Company will not be entitled to terminate the Securities Purchase Agreement prior to the delivery by the Company to such Investor of written notice of such breach, delivered at least 30 days prior to such termination or such shorter period of time as remains prior to the Termination Date (the shorter of such periods, the “Purchaser Breach Notice Period”) stating the Company’s intention to terminate the Securities Purchase Agreement and the basis for such termination, it being understood that the Company will not be entitled to terminate the Securities Purchase Agreement if (i) such breach has been cured within the Purchaser Breach Notice Period (to the extent capable of being cured) or (ii) the Company is then in breach of any representation, warranty, agreement or covenant contained in the applicable Securities Purchase Agreement which breach would result in a failure of a condition set forth therein; and

•	by the applicable Investor or the Company, if any other Securities Purchase Agreement is terminated in accordance with its respective terms.

Termination Fee; Effect of Termination

The Securities Purchase Agreements provide that the Company will be required to pay each Investor a termination fee equal to $1,800,000 (for an aggregate of $5,400,000 to all Investors) if the applicable Securities Purchase Agreement is terminated: (a) (x) as a result of the Closing not having occurred by July 1, 2021, failure to obtain the Requisite Stockholder Approvals, or a Company material breach or (y) as a result of the termination of any of the other Securities Purchase Agreements as a result of any of the reasons mentioned in the foregoing clause (x) and, in each case, (i) following January 7, 2021 and prior to such termination of such Securities Purchase Agreement, an Acquisition Proposal has been publicly announced or known to the Board and (ii) within 12 months following such termination of such Securities Purchase Agreements, either an Acquisition Transaction is consummated or the Company enters into a definitive agreement providing for an Acquisition Transaction and such Acquisition Transaction is subsequently consummated; (b) as a result of a Company Board Recommendation Change; or (c) as a result of the failure to obtain the Requisite Stockholder Approvals, the Closing not having occurred by July 1, 2021, or as a result of the termination of any of the other Securities Purchase Agreements at a time when such Securities Purchase Agreement may be terminated as a result of a Company Board Recommendation Change. For purposes of determining whether a termination fee is owed, all references to “10%” in the definition of “Acquisition Transaction” will be deemed to be references to “25%.”

The Securities Purchase Agreements further provide that the Company will be required to reimburse each Investor for an amount not to exceed $500,000 for such Investor’s reasonable, documented out-of-pocket expenses if the applicable Securities Purchase Agreement is terminated as a result of the failure to obtain the Requisite Stockholder Approvals or as a result of the termination of any other Securities Purchase Agreement in accordance with its respective terms at a time when a Securities Purchase Agreement may be terminated for the failure to obtain the Requisite Stockholder Approvals.

Any proper and valid termination of the Securities Purchase Agreements will be effective immediately upon the delivery of written notice by the terminating party to the other party or parties, as applicable. In the event of the termination of the Securities Purchase Agreements pursuant to the terms thereof, the Securities Purchase Agreements will be of no further force or effect without liability of any party (or any partner, member, stockholder, director, officer, employee, affiliate or representative of such party) to the other parties, as applicable, except that certain provisions of the Securities Purchase Agreements (including the fee provisions described above) will survive the termination thereof, and termination of the applicable Securities Purchase Agreement will not relieve any party thereto from liability for fraud or willful and material breach of such Securities Purchase Agreement prior to such termination.

Indemnification

The fundamental representations and warranties contained in the Securities Purchase Agreements will survive indefinitely, and the other representations and warranties contained therein and the covenants that are required to be performed prior to the Closing will survive for a period of 12 months following the date of the Closing. The covenants that are required to be performed on or after the date of the Closing will survive the Closing and remain operative and in full force and effect in accordance with their respective terms until fully performed.

Each of the Investors, on the one hand, and the Company, on the other hand, will mutually indemnify each other from, and hold each other harmless against, any and all actions, suits, proceedings (including any investigations, litigation or inquiries), demands, and causes of action, and, in connection therewith, and promptly upon demand, pay or reimburse each other for all costs, losses, liabilities, damages, or expenses of any kind or nature whatsoever

(including the reasonable fees and disbursements of counsel and all other reasonable expenses incurred in connection with investigating, defending or preparing to defend any such matter that may be incurred by them or asserted against or involve them), whether or not involving a third-party claim, as a result of, arising out of, or in any way related to the breach of any representation or warranty set forth in the Securities Purchase Agreements or failure to perform any covenant or agreement of the Company or an Investor, as applicable, contained therein; provided that such claim for indemnification relating to the breach of representations, warranties or covenants is made prior to the expiration of the survival period of such representation or warranty as set forth in the Securities Purchase Agreements; provided, however, that for purposes of determining when an indemnification claim has been made, the date upon which the party seeking indemnification will have given notice (stating in reasonable detail the basis of the claim for indemnification) to the Company or an Investor, as applicable, will constitute the date upon which such claim has been made.

The foregoing indemnity obligations in each Securities Purchase Agreement are subject to the following limitations:

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In their respective capacity as an indemnifying party, neither the Company nor an Investor will be liable for any indemnifiable losses (other than for breaches of any fundamental representations and warranties or any covenants or fraud) unless and until the amount of such indemnifiable losses, individually or in the aggregate, exceeds an amount equal to 2.0% of the purchase price ($1,360,000), but from and after such time as the indemnifiable losses exceed such threshold amount, each applicable indemnified party will be entitled to indemnity for the entire amount of all indemnifiable losses of such person.

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The maximum amount of indemnifiable losses that may be recovered from the Company or an Investor, as applicable, for any amounts due under the applicable Securities Purchase Agreement (other than for breaches of any fundamental representations and warranties or any covenants of the Company or an individual Investor, as applicable, or fraud) will be an amount equal to 10.0% of the purchase price ($6,800,000); provided that, other than with respect to fraud, the maximum amount of indemnifiable losses that may be recovered from the Company or from an Investor, as applicable, will be an amount equal to the purchase price ($68,000,000).

For purposes of the Company’s indemnification obligations, determination of breach and calculation of losses will not be subject to materiality, material adverse effect or similar qualifications contained in the representations and warranties of the applicable Securities Purchase Agreement. The parties seeking indemnification under the Securities Purchase Agreements are subject to a duty to mitigate indemnifiable losses.

After the Closing, the sole and exclusive remedy for any and all losses related to the breach of any representation or warranty set forth in the Securities Purchase Agreements or any covenant to be performed prior to the date of the Closing will be the rights of indemnification provided in the Securities Purchase Agreements, and no person will have any other entitlement, remedy or recourse, whether in contract, tort or otherwise, it being agreed that all of such other remedies, entitlements and recourse are expressly waived and released by the parties to the applicable Securities Purchase Agreement to the fullest extent permitted by law. Notwithstanding anything in the foregoing to the contrary, nothing in the Securities Purchase Agreements will limit or otherwise restrict a fraud claim brought by an Investor or the Company or the right to seek specific performance pursuant to the Securities Purchase Agreements.

Fees and Expenses

Except as set forth in the Securities Purchase Agreements, all fees and expenses incurred in connection with the Securities Purchase Agreements and the Transactions will be paid by the party incurring such fees and expenses whether or not the Transactions are consummated.

Specific Performance

The Investors and the Company will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of the Securities Purchase Agreements and the equity commitment letter, as applicable, in accordance with their specified terms and to enforce specifically the terms and provisions in the Securities Purchase Agreements and, as applicable, to cause Pine to enforce the equity commitment letter.

Amendments; Waivers

The Securities Purchase Agreements may be amended by the applicable Investor and the Company at any time, except that in the event that the Company has received the Requisite Stockholder Approvals, no amendment will be made to the Securities Purchase Agreements that requires the approval of the Company’s stockholders pursuant to the Nasdaq rules without such approval. The Securities Purchase Agreements will not be amended or modified except by execution of an instrument in writing signed on behalf of the applicable Investor and the Company (pursuant to authorized action by the Board (or a committee thereof)).

At any time and from time to time prior to the Closing, any of the Investors or the Company may, to the extent legally allowed and except as otherwise set forth in the Securities Purchase Agreements: (a) extend the time for the performance of any of the obligations or other acts of the other party, as applicable; (b) waive any inaccuracies in the representations and warranties made to such party contained therein or in any document delivered pursuant thereto; and (c) subject to the requirements of applicable law, waive compliance with any of the agreements or conditions for the benefit of such party contained therein. Any agreement on the part of any party to any such extension or waiver will be valid only if set forth in an instrument in writing signed by such party.

Certificate of Designations

At the Closing, the Company will file with the Secretary of State of the State of Delaware a Certificate of Designations of Convertible Preferred Stock (the “Certificate of Designations”) designating the Convertible Preferred Stock and establishing the powers, designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions of the shares of Convertible Preferred Stock included in such series.

See the section entitled “Description of the Convertible Preferred Stock” below for a description of the Convertible Preferred Stock.

Stockholders Agreement

At the Closing, the Company and the Investors will enter into a Stockholders Agreement (the “SHA”), pursuant to which, among other things, immediately following the Closing, the Company is obligated to take all necessary action to ensure that the Board consists of 10 total directors – two designees of each Investor, the chief executive officer of the Company and three individuals who are currently directors of the Company – and that certain committees of the Board consist of individuals to be agreed by the Company and the Investors between January 7, 2021 and the date of the Closing. At the Closing, the Board is expected to consist of the following individuals: [Nana Banerjee, Charles Fisher, Itzhak Fisher], Irwin Gotlieb, [David Kline], William Livek, Kathleen Love, [Marty Patterson], Brent Rosenthal, and [Brian Wendling]. [Nana Banerjee, David Kline, Kathleen Love and Brian Wendling] will serve as Class I directors. Irwin Gotlieb, William Livek and Brent Rosenthal will serve as Class II directors. [Charles Fisher, Itzhak Fisher and Marty Patterson] will serve as Class III directors. Pursuant to the SHA, the Company is obligated to take all necessary action (to the extent not prohibited by applicable law) to cause the Board to nominate for election at the Company’s 2021 annual meeting of stockholders the Class II directors, to the extent such directors are serving as directors on the Board at the time nominations are made.

Under the SHA, the Company is obligated take all necessary action (to the extent not prohibited by law) to cause the Board to nominate for election that number of individuals designated by an Investor that, if elected, would result in two designees of such Investor serving on the Board until the earlier of such time as such Investor (a) beneficially owns a number of shares of Convertible Preferred Stock representing less than 50% of the number of shares of Convertible Preferred Stock held by such Investor as of the date of the Closing after giving effect to the Transactions (“Initial Preferred Stock Ownership”) as a result of such Investor’s Transfer (as defined in the SHA) of such shares to any of the other Investors or (b) beneficially owns Voting Stock (as defined in the SHA) representing less than 10% of the outstanding shares of Common Stock (on an as-converted basis), after which time such Investor’s designation rights will be reduced to one designee until such time as such Investor beneficially owns Voting Stock representing less than 5% of the outstanding shares of Common Stock (on an as-converted basis), after which time such Investor will no longer have any rights to designate a nominee to serve on the Board thereunder.

Pursuant to the SHA, if one of the Investors (the “Buying Stockholder”) acquires from one of the other Investors (the “Selling Stockholder”) a number of shares of Convertible Preferred Stock equal to (a) at least 50% (but less than 100%) or (b) 100% of the Selling Stockholder’s Initial Preferred Stock Ownership in accordance with the terms of the SHA, the Selling Stockholder will be obligated to cause one (in the case of clause (a)) or two (in the case of clause (b)) of its designated directors to resign, and the Company will be obligated to take all necessary action (to the extent not prohibited by applicable law) to cause the Board to appoint one or two, respectively, additional person(s) designated by the Buying Stockholder to fill such vacancy or vacancies, as applicable. If a Buying Stockholder acquires a number of shares of Common Stock equal to 10% or more of the number of shares of outstanding Common Stock as of such time (determined on an as-converted basis) from a person (other than another Investor and its Permitted Transferees (as defined in the SHA)), the Company will be obligated to, among other things, take all necessary action (to the extent not prohibited by applicable law) to cause the Board to (x) increase the size of the Board as required to enable the Buying Stockholder to designate one additional person to the Board, and (y) appoint such additional person designated by the Buying Stockholder to fill such newly created vacancy, in each case, on the terms and subject to the conditions set forth in the SHA.

In no event will a single Investor be entitled under the SHA to designate a number of directors to the Board that would constitute a majority of the Board.

Subject to compliance with applicable laws, stock exchange regulations and the Settlement (as defined in the SHA), for so long as an Investor beneficially owns Voting Stock representing at least 5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to appoint (i) at least one of such Investor’s designees to serve on the compensation committee of the Board, (ii) at least one of such Investor’s designees to serve on the nominating and governance committee of the Board and (iii) at least one of such Investor’s designees to serve on the finance committee of the Board.

For so long as an Investor beneficially owns Voting Stock representing at least 5% of the outstanding shares of Common Stock (on an as-converted basis), such Investor will be entitled to appoint one observer to attend and observe meetings of the Board or any committee thereof in a non-voting capacity.

For so long as an Investor beneficially owns Voting Stock representing at least 5% of the outstanding shares of Common Stock (on an as-converted basis), such Investor will (a) covenant to the Company that it will vote, or provide a written consent or proxy with respect to, its Voting Stock in favor of each Investor’s director designees and (b) vote, or provide a written consent or proxy with respect to, its Voting Stock in a neutral manner in the election of any directors nominated by the Board for election that are not designees of an Investor. A “neutral manner” as defined in the SHA means in the same proportion as all other outstanding Common Stock (excluding any and all shares of Common Stock beneficially owned, directly or indirectly, by the Investors and their Permitted Transferees that become parties to the SHA) voted on the relevant matters.

Pursuant to the SHA and subject to certain exceptions (including for certain derivative transactions that could permit an Investor to transfer the economic consequences to another Investor), each Investor will agree, for one year after the date of the Closing, not to Transfer (as defined in the SHA) or enter into a cash-settled hedge with respect to any shares of Convertible Preferred Stock held by such Investor, including any shares of Common Stock issued or issuable upon conversion of such shares of Convertible Preferred Stock. Thereafter, until the second anniversary of the date of the Closing, and subject to customary exceptions (including for certain derivative transactions that could permit an Investor to transfer the economic consequences to another Investor), each Investor will agree not to Transfer or enter into a cash-settled hedge with respect to more than 50% of such Investor’s Initial Preferred Stock Ownership, including any shares of Common Stock issued or issuable upon conversion of such Convertible Preferred Stock. Each Investor will agree that any permitted Transfers (including Transfers after the second anniversary of the date of Closing) will not be to a competitor of the Company, an activist investor or certain other restricted persons as specified in the SHA.

Pursuant to the SHA, until such time as such Investor beneficially owns Voting Stock representing less than 5% of the outstanding shares of Common Stock (on an as-converted basis), each Investor will be subject to customary standstill restrictions in accordance with which each Investor and its respective affiliates will agree not to, among other things, and subject to the exceptions set forth in the SHA, (a) for a period of twelve months following the date of the Closing, acquire any equity securities of the Company from any other Investor or any of its affiliates, (b) acquire any equity securities of the Company such that after such acquisition such Investor and its affiliates would beneficially own 45% or more of the outstanding shares of Common Stock (on an as-converted basis), (c) make, or in any way participate in, directly or indirectly, any “solicitation” of “proxies” (within the meaning of Rule 14a-1 under the Exchange Act) to vote any Voting Stock of the Company or its subsidiaries, or call or seek to call a meeting of the Company’s stockholders or initiate any stockholder proposal for action by the Company’s stockholders or seek the removal of any director from the Board, (d) publicly seek or encourage any offer or proposal for a merger or similar transaction involving the Company, or (e) form, join or in any way participate in a “group” (as defined in Section 13(d)(3) of the Exchange Act) in connection with any Voting Stock of the Company or its subsidiaries, including with any other Investor or its affiliates.

Pursuant to the SHA, in the event an Investor contemplates Transferring any shares of Convertible Preferred Stock or Common Stock to another person, the other Investors will each have a right of first refusal to purchase any or all of their respective pro rata portions of such shares of Convertible Preferred Stock or Common Stock, subject to exceptions set forth in the SHA. Additionally, in the event the Company contemplates the sale or other disposition of any patents, Charter will have a right of first offer and a right of first refusal to acquire such patents, on the terms and subject to exceptions as more particularly set forth in the SHA.

See the section entitled “Questions and Answers about the Special Meeting and Procedural Matters – Are holders of the Convertible Preferred Stock entitled to any dividends?” for a description of the terms of the Special Dividends and Annual Dividends to which holders of Convertible Preferred Stock are entitled.

Pursuant to the terms of the SHA, for so long as an Investor beneficially owns Voting Stock representing at least 10% of the outstanding shares of Common Stock (on an as-converted basis), the prior written consent of such Investor is required for the Company to effect or validate certain enumerated actions, including (a) any amendment to the Company’s Certificate of Incorporation or bylaws, (b) any action to authorize, create, increase the number of authorized or issued shares of, reclassify any security into, issue or sell any additional Convertible Preferred Stock, (c) the consummation of any liquidation, dissolution or winding up of the affairs of the Company, (d) the consummation by the Company of any transaction that would constitute a change of control, (e) any redemption, purchase, acquisition or other liquidating payment relating to, any equity securities of the Company (other than redemptions, purchases or other acquisitions in accordance with the net settlement and net exercise features in any employment contract, benefit plan or other similar arrangement with or for the benefit of current or former employees, officers, directors or consultants), (f) increasing or decreasing the number of directors on the Board or the number of directors on the compensation committee or nomination and governance committee of the Board (except in accordance with the SHA), (g) changing the nature of the Company’s business in any material respect, (h) changing the entity classification of the Company for U.S. federal income tax purposes, (i) creating, or authorizing the creation of, or issuing, or authorizing the issuance of, any indebtedness that would cause the Company’s Leverage Ratio (as defined in the SHA) to exceed 3.00:1.00, determined on a pro forma basis after giving effect to the incurrence of such indebtedness, (j) hiring, terminating or replacing the Chief Executive Officer of the Company, (k) declaring any cash dividend on, or making any cash distributions relating to, certain capital stock of the Company, (l) adopting a shareholder rights plan that does not exempt such Investor and its affiliates and permitted transferees from being an “acquiring person” as a result of its holdings as of adoption of the shareholder rights plan, (m) entering into, or amending, any related party transaction (other than certain transactions as more particularly set forth in the SHA) and (n) permitting any significant subsidiary (as such term is defined in Rule 12b-2 under the Exchange Act) of the Company to take any of the actions that the Company is prohibited from taking as set forth above (collectively, “Stockholder Consent Rights”).

Pursuant to the SHA, except for the issuance of Excluded Securities (as defined in the SHA) or pursuant to the conversion or exercise of any capital stock of the Company outstanding on the date of the Closing, the Investors will have customary preemptive rights with respect to any authorized issuance or sale of any of the Company’s capital stock following the date of the Closing.

If an Investor sells 50% or more of its Initial Preferred Stock Ownership to another party (that is not a permitted transferee of such Investor or another Investor), it may assign its rights and obligations under the SHA to such party in accordance with the SHA.

The SHA will terminate with respect to any particular Investor upon the mutual agreement in writing among the Company and such Investor. The SHA will terminate automatically as to any particular Investor and certain transferees at such time as such Investor no longer beneficially owns at least 5% of the outstanding shares of Common Stock (on an as-converted basis) at any time.

Registration Rights Agreement

At the Closing, the Company will enter into a Registration Rights Agreement (the “RRA”) with the Investors (together with any other party that may become a party to the RRA, “Holders”). Pursuant to the RRA, among other things, and on the terms and subject to certain limitations set forth therein, the Company will be obligated to use its reasonable best efforts to prepare and file within 120 days after the date of the Closing a registration statement registering the sale or distribution of shares of Convertible Preferred Stock or Common Stock held by any Holder, including any shares of Common Stock acquired by any Holder pursuant to the conversion of the Convertible Preferred Stock in accordance with the Certificate of Designations, and any other securities issued or issuable with respect to any such shares of Common Stock or Convertible Preferred Stock by way of share split, share dividend, distribution, recapitalization, merger, exchange, replacement or similar event or otherwise (the “Registrable Securities”).

In addition, pursuant to the RRA, Holders will have the right to require the Company, subject to certain limitations set forth therein, to effect a sale of any or all of their Registrable Securities by means of an underwritten offering or an underwritten block trade or bought deal. The Company is not obligated to effect any underwritten offering or underwritten block trade or bought deal (a) subject to certain exceptions, unless the dollar amount of the Registrable Securities of Holder(s) demanding such underwritten offering or underwritten block trade or bought deal to be included therein is anticipated to result in gross sale proceeds of at least $25 million, (b) if three underwritten offerings or underwritten block trades or bought deals have already been launched at the request of Holder(s) within a 365-day period or (c) during a Quarterly Blackout Period (as defined in the RRA).

The RRA also provides Holders with certain customary piggyback registration rights.

These registration rights are subject to certain conditions and limitations, including the right of the underwriters to limit the number of shares to be included in a registration or offering and the Company’s right to delay or withdraw a registration statement under certain circumstances.

Agreement with Starboard

On January 7, 2021, concurrently with the execution of the Securities Purchase Agreements, the Company and certain funds affiliated with or managed by Starboard Value LP (collectively, the “Note Holders”) entered into the Starboard Agreement providing for, among other things, a cash payment on the date of the Closing of $204,000,000 plus the amount of any accrued and unpaid interest and any accrued and unpaid late charges on the Company Notes as of the Closing (including any Company Notes converted by the Note Holders prior to Closing), which will satisfy the outstanding indebtedness under the Company Notes. The Company will be permitted to pay the amount of any accrued and unpaid interest on the Company Notes in shares of Common Stock in accordance with the terms of the Company Notes.

Prior to the date of the Closing, the Note Holders will be permitted to exercise their conversion rights under the Company Notes; provided that the Note Holders may not convert any of the outstanding and unpaid Conversion Amount (as defined in the Company Notes) into more than an aggregate amount of 3,150,000 shares of Common Stock (such shares to be received by the Note Holders in connection with the conversion, the “Conversion Shares”). The Company expects the Note Holders to exercise their conversion rights for 3,150,000 shares of Common Stock in connection with the Closing.

The Starboard Agreement includes, among other things, a mutual release of liabilities, a standstill applicable on the Note Holders commencing on January 7, 2021 and ending 12 months from the date of the Closing, and transfer restrictions pursuant to which each Note Holder agrees not to Transfer (as defined in the Starboard Agreement) any shares of shares of Common Stock beneficially owned by such Note Holder as of the Closing Date to a competitor of the Company, an activist investor or certain other restricted persons.

Each Note Holder further agrees to vote all shares of Common Stock beneficially owned by the Note Holder, if any (a) at the Special Meeting, in favor of the Transactions and (b) at the 2021 annual stockholders meeting and each other annual or special meeting of stockholders of the Company that occurs from the date of the Closing until the end of the standstill period, (i) in favor of all directors nominated by the Board for election, (ii) in favor of the ratification of the appointment of the Company’s registered public accounting firm for the fiscal year ended December 31, 2021 (or 2022, as applicable), (iii) in accordance with the Board’s recommendation with respect to the Company’s “say-on-pay” proposal and (iv) in accordance with the Board’s recommendation with respect to any other Company proposal or stockholder proposal or nomination presented at such meeting; provided, however, that in the event Institutional Shareholder Services Inc. or Glass Lewis & Co., LLC recommends otherwise with respect to the Company’s “say-on-pay” proposal or any other Company proposal or stockholder proposal presented at such meeting (other than proposals relating to the election of directors), such Note Holder will be permitted to vote in accordance with the Institutional Shareholder Services Inc. or Glass Lewis & Co., LLC recommendation.

DESCRIPTION OF THE CONVERTIBLE PREFERRED STOCK

The following is a summary of the material terms of the preferences, limitations, voting powers and relative rights of the Convertible Preferred Stock of the Company as contained in the Certificate of Designations. While we believe that this summary covers the material terms and provisions of the Convertible Preferred Stock, we encourage you to read the Certificate of Designations carefully and in its entirety, which is included as part of an exhibit to our Current Report on Form 8-K filed with the SEC on January 8, 2021 and included as part of Annex B to this proxy statement.

Number of Shares in Series

The Certificate of Designations will designate [•] initial shares of the Convertible Preferred Stock.

Ranking

The Convertible Preferred Stock will rank senior to the Common Stock, with respect to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, and will rank junior to all secured and unsecured indebtedness.

Stated Value

The Convertible Preferred Stock will have a par value of $0.001 per share.

Dividends

The holders of Convertible Preferred Stock will be entitled to participate in all dividends declared on the Common Stock on an as-converted basis and will also be entitled to a cumulative dividend at the rate of 7.5% per annum, payable annually in arrears (“Annual Dividends”) and if the Company fails to declare and pay a full Annual Dividend on the Convertible Preferred Stock on any dividend payment date, then any Annual Dividends otherwise payable on such dividend payment date shall continue to accrue and cumulate at a rate of 9.5% per annum, until such failure is cured, in each case, on the terms and subject to the conditions set forth in the Certificate of Designations. Furthermore, if the Company breaches any of the Stockholder Consent Rights enumerated in the SHA, the dividend rate on the Convertible Preferred Stock will increase to 9.5% until such breach is cured.

In addition to the Annual Dividends, holders of Convertible Preferred Stock are entitled to Special Dividends, on the terms and subject to the conditions more particularly set forth in the SHA.

Conversion

Subject to certain anti-dilution adjustments and customary provisions related to partial dividend periods, the Convertible Preferred Stock will be convertible at the option of the holders at any time into a number of shares of Common Stock equal to the Conversion Rate (as defined in the Certificate of Designations), which will initially be 1:1; provided that each holder will receive cash in lieu of fractional shares (if any). At any time after the fifth anniversary of the Closing, the Company may elect to convert all of the outstanding shares of Convertible Preferred Stock into shares of Common Stock if (a) the closing sale price of the Common Stock was greater than 140% of the conversion price as of such time, as may be adjusted pursuant to the Certificate of Designations, (i) for at least 20 trading days in any period of 30 consecutive trading days immediately prior to the date of notice of mandatory conversion and (ii) on the last trading day of such 30-day period and (b) the pro rata share of an aggregate of $100,000,000 in Annual Dividends and/or Special Dividends has been paid with respect to each share of Convertible Preferred Stock that was outstanding as of the date of the Closing and remains outstanding.

Antidilution Adjustments

The formula for determining the conversion rate and the number of shares of Common Stock to be delivered upon conversion of the Convertible Preferred Stock will be adjusted in the event of certain dividends or distributions in shares of Common Stock or subdivisions, splits and combinations of Common Stock, among other events. If any such event occurs, the number of shares of Common Stock issuable upon conversion may be higher or lower than the initial number of shares designated under the Certificate of Designations.

Optional Redemption

The Company has the right to redeem the Convertible Preferred Stock in connection with the Change of Control Call (as defined below). Other than those described in the “Fundamental Change” section below, there will not be any restrictions on the repurchase or redemption of shares of the Convertible Preferred Stock by the Company while there is any arrearage in the payment of dividends or sinking fund installments, subject to the consent of the Investors described above.

Fundamental Change

If the Company undergoes certain change of control transactions, (a) each holder of outstanding shares of Convertible Preferred Stock will have the option to require the Company to purchase any or all of its shares of Convertible Preferred Stock at a purchase price per share of Convertible Preferred Stock equal to the Liquidation Preference (as defined below) of such share of Convertible Preferred Stock as of the applicable date of purchase (the “Change of Control Put”) and (b) to the extent the holder has not exercised the Change of Control Put, the Company will have the right to redeem, subject to the holder’s right to convert prior to such redemption, all of such holder’s shares of Convertible Preferred Stock, or if a holder exercises the Change of Control Put in part, the remainder of such holder’s shares of Convertible Preferred Stock, at a redemption price per share equal to the Liquidation Preference as of the date of redemption (the “Change of Control Call”).

Liquidation Preference

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, holders of shares of Convertible Preferred Stock will be entitled to receive, prior to any distributions on Common Stock and other capital stock of the Company ranking junior to the Convertible Preferred Stock, and subject to the rights of the Company’s existing and future creditors, an amount per share of Convertible Preferred Stock equal to the higher of (i) the initial purchase price, increased by accrued dividends per share (the “Liquidation Preference”), and (ii) the amount per share of Convertible Preferred Stock that a holder would have received if such holder, immediately prior to such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, converted such share of Convertible Preferred Stock into Common Stock.

Voting Rights

The holders of shares of Convertible Preferred Stock will have one vote per share and be entitled to vote as a single class with the holders of the Common Stock and the holders of any other class or series of equity interest of the Company then entitled to vote with the Common Stock on all matters submitted to a vote of the holders of Common Stock; provided, among other things, that to the extent the Convertible Preferred Stock held by any Investor and certain transferees would, in the aggregate, represent voting rights with respect to more than 16.66% of the Common Stock (including the Convertible Preferred Stock on an as-converted basis) (the “Voting Threshold”), such Investor together with its transferees and affiliates will not be permitted to exercise the voting rights with respect to any shares of Convertible Preferred Stock held by them in excess of the Voting Threshold and the Company will exercise the voting rights with respect to such shares of Convertible Preferred Stock in excess of the Voting Threshold in a neutral manner. A “neutral manner” for this purpose means in the same proportion as the outstanding Common Stock (excluding any and all Common Stock beneficially owned, directly or indirectly, by the applicable Investor or transferee).

The vote or consent of the holders of at least 75% of the shares of Convertible Preferred Stock outstanding at such time is required for certain actions, including (a) amendments to the Company’s charter or bylaws that would adversely affect the Convertible Preferred Stock, (b) any issuance of parity or senior securities and (c) any increase in the number of authorized Convertible Preferred Stock or issuance of additional shares of Convertible Preferred Stock.

PROPOSALS TO BE VOTED ON

Proposal No. 1 – Approval of the Share Issuance

On January 7, 2021, the Company entered into separate Securities Purchase Agreements with each of Charter, Qurate and Pine, pursuant to which, among other things, at the Closing, and on the terms and subject to the conditions set forth therein, the Company will issue and sell (a) to Charter, 27,509,203 shares of Convertible Preferred Stock in exchange for $68,000,000, (b) to Qurate, 27,509,203 shares of Convertible Preferred Stock in exchange for $68,000,000 and (c) to Pine, 27,509,203 shares of Convertible Preferred Stock in exchange for $68,000,000. The proceeds of the Transactions will be used to pay off certain outstanding indebtedness of the Company, including the senior secured convertible notes due January 16, 2022 issued to certain funds affiliated with or managed by Starboard Value LP and the secured promissory note due December 31, 2021 issued by a subsidiary of the Company. The key terms of the Share Issuance and the Convertible Preferred Stock are summarized above; see the sections entitled “Description of the Transaction Documents” and “Description of the Convertible Preferred Stock.”

Our Common Stock is listed on Nasdaq and we are subject to the Nasdaq rules and regulations. Nasdaq Listing Rule 5635(b) requires stockholder approval prior to the issuance of securities when the issuance or potential issuance will result in a “change of control” of a listed company. This rule does not specifically define when a change in control of a company may be deemed to occur for this purpose; however, Nasdaq suggests in its guidance that a change of control would occur, subject to certain limited exceptions, if after a transaction an investor (or a group of investors) will hold 20% or more of a company’s then outstanding capital stock.

At the Closing, the Company will issue to the Investors 82,527,609 shares of Convertible Preferred Stock initially convertible into an aggregate of 82,527,609 shares of Common Stock, expected to constitute approximately [•]% of the issued and outstanding Common Stock of the Company at Closing on an as-converted basis, based on current expectations regarding shares to be issued pursuant to the Company’s equity incentive plans and the senior secured convertible notes due January 16, 2022 at or prior to Closing, and excluding any potential exercise of the Company’s outstanding warrants at or prior to Closing. We believe that the Share Issuance will be considered by Nasdaq as a change of control under Nasdaq Listing Rule 5635(b). This deemed “change of control” for Nasdaq purposes does not mean that the Share Issuance will constitute a change of control for any other purpose.

Additionally, Nasdaq Listing Rule 5635(d) requires stockholder approval prior to a 20% Issuance at a price that is less than the Minimum Price. The initial conversion price of the Convertible Preferred Stock will be $2.4719. Given that the initial conversion price of the Convertible Preferred Stock is lower than the Minimum Price, the Company may issue through the Transactions more than 20% of our Common Stock outstanding at a price that is less than the Minimum Price, which will constitute a 20% Issuance under Nasdaq Listing Rule 5635(d).

Consequences of Non-Approval of the Share Issuance

Approval of the Share Issuance is a condition to closing the transactions contemplated by the Securities Purchase Agreements. If the Share Issuance is not approved by our stockholders, the Securities Purchase Agreements may be terminated and the transactions contemplated thereby cannot be completed. See the section entitled “Description of the Transaction Documents—Securities Purchase Agreements—Termination of the Securities Purchase Agreements” above for more details.

Required Vote

Pursuant to the Nasdaq rules, the approval of the Share Issuance requires the affirmative vote of a majority of shares present or represented by proxy at the Special Meeting and entitled to vote on such matter. This means that there must be more votes “FOR” the proposal than the aggregate of votes “AGAINST” the proposal plus abstentions at the Special Meeting.

Abstentions will be counted as votes against the proposal. Broker “non-votes” will have no effect on the outcome of this vote.

Recommendation of Our Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 1.

Proposal No. 2 – Adoption of the Charter Amendment

The Board has declared advisable and directed that there be submitted to the stockholders at the Special Meeting a proposed amendment (the “Charter Amendment”) of the comScore, Inc. Amended and Restated Certificate of Incorporation (the “A&R Charter”) that would permit us to create the Convertible Preferred Stock and other preferred stock and, in order to permit the Share Issuance, authorize a sufficient number of shares of preferred stock, par value $0.001 per share, and Common Stock into which shares of Convertible Preferred Stock may be converted. The Charter Amendment would increase the number of shares of preferred stock authorized for issuance from 5,000,000 to [•] shares and would increase the number of shares of Common Stock authorized for issuance from 150,000,000 to [•] shares.

The Form of Certificate of Amendment attached as Annex A hereto reflects the changes that would be implemented to our A&R Charter if the Charter Amendment is approved.

Purpose of and Effects of the Proposed Amendment

The A&R Charter currently authorizes the issuance of up to 150,000,000 shares of Common Stock and 5,000,000 shares of preferred stock. As of [•], 2021, the Company had [•] shares of Common Stock issued and outstanding and no shares of preferred stock issued and outstanding. As of such date, there were:

•	[•] shares of Common Stock underlying outstanding equity awards (based on maximum achievement, if applicable);

•	[•] shares of Common Stock reserved for issuance pursuant to the Company’s equity incentive plans, excluding outstanding equity awards;

•	[•] shares of Common Stock reserved for issuance in connection with the Company’s outstanding warrants;

•	[•] shares of Common Stock reserved for issuance pursuant to the Company’s outstanding senior secured convertible notes due January 16, 2022; and

•	[•] shares of Common Stock held as treasury shares.

If the Company were to issue all of the shares of Common Stock reserved, subject to or contemplated for issuance as described above (including the reissuance of treasury shares), a total of [•] shares of Common Stock would be issued and outstanding. Assuming the Share Issuance is approved by our stockholders, 82,527,609 shares of Convertible Preferred Stock will need to be issued at the Closing and an additional [•] shares of Common Stock will need to be reserved for issuance upon conversion of the Convertible Preferred Stock, assuming certain adjustments for accrued dividends depending on the time of conversion.

The principal purpose of the Charter Amendment is to increase the number of shares of Common Stock and preferred stock available for future issuance, including for the foregoing purposes. As noted above, the A&R Charter, as amended by the Charter Amendment, would authorize the issuance of up to [•] shares of Common Stock and [•] shares of preferred stock. The Charter Amendment will also include provisions relating to the establishment of blank check preferred stock, pursuant to which the Convertible Preferred Stock will be issued. In addition to providing the Company with sufficient shares of Common Stock for future issuance to meet the needs set forth above, the Charter Amendment will also provide Comscore with the necessary flexibility to be able to grow the Company in 2021 and future years, including for potential acquisitions or other transactions, compensation plans and other general corporate purposes.

If approved, the increased number of authorized shares of Common Stock and preferred stock would be available for issuance from time to time for such purposes and consideration as the Board may determine to be appropriate. No further vote of our stockholders would be required for the issuance of these shares of Common Stock, except as provided under the rules of any national securities exchange or automated quotation system on which the Common Stock may be listed or quoted. The availability of additional shares for issuance, without the delay and expense of obtaining the approval of stockholders at a special meeting, will provide the Company greater flexibility in acting upon proposed transactions or for other appropriate purposes.

Future issuances of Common Stock would increase the number of shares of Common Stock issued and outstanding, thereby decreasing the percentage ownership in Comscore (for voting, distributions and all other purposes) represented by existing shares of Common Stock.

If the Charter Amendment is adopted by our stockholders at the Special Meeting, the Company expects that a Certificate of Amendment, in the form attached hereto as Annex A, would be filed with the Secretary of State of the State of Delaware as soon as practicable after the Special Meeting. Without any further action on the part of our stockholders, the Charter Amendment would become effective on the date of any such filing. Prior to any such filing, the Board reserves the right to delay or abandon the Charter Amendment at its discretion.

The Board believes that the establishment of blank check preferred stock will provide the Company with additional flexibility to issue preferred stock for a variety of general corporate purposes as the Board may determine to be desirable including, without limitation, raising capital, future financings, investment opportunities, licensing agreements, acquisitions, or other distributions. Except for the issuance of the Convertible Preferred Stock, the Company currently does not have any definitive plans, arrangements or understandings with respect to the issuance of the additional shares of preferred stock authorized by the Charter Amendment. Depending on the particular terms of any class or series of preferred stock, holders of a newly created class of preferred stock may have significant voting rights and the right to representation on our Board. In addition, the approval of the holders of preferred stock, voting as a class or as a series, may be required for the taking of certain corporate actions, such as mergers.

The issuance, or even the availability, of authorized and unissued “blank check” preferred stock may have the effect of discouraging or thwarting persons seeking to take control of the Company through a tender offer, proxy fight or otherwise seeking to bring about removal of incumbent management, or seeking a corporate transaction, such as a merger. Given the inherent flexibility in “blank check” preferred stock, the Board could designate and issue a class or series of preferred stock, which, based on its terms, may make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other action. If, in the judgment of the Board, this action would be in our best interests and the best interests of our stockholders, such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company. Such shares also could be privately placed with purchasers who might align themselves with the Board in opposing such action. The existence of the additional authorized shares of blank check preferred stock could have the effect of discouraging unsolicited takeover attempts.

Consequences of Non-Adoption of the Charter Amendment

Adoption of the Charter Amendment is a condition to closing the transactions contemplated by the Securities Purchase Agreements. If the Charter Amendment is not adopted by our stockholders, the Securities Purchase Agreements may be terminated and the transactions contemplated thereby cannot be completed. See the section entitled “Description of the Transaction Documents—Securities Purchase Agreements—Termination of the Securities Purchase Agreements” above for more details.

Required Vote

You may vote for or against this Proposal No. 2, or you may abstain. Approval of this proposal requires the affirmative vote (“FOR”) of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon. Abstentions and broker non-votes will have the effect of votes against this proposal.

Recommendation of Our Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 2.

Proposal No. 3 – Approval of the Adjournment Proposal

At the Special Meeting, if necessary, stockholders will vote on this Proposal No. 3. If this Proposal No. 3 is adopted, the Board will have the discretion to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposal No. 1 and/or Proposal No. 2. It is possible for us to obtain sufficient votes to approve this Proposal No. 3 but not receive sufficient votes to approve Proposal No. 1 and/or Proposal No. 2. In such a situation, the Company could adjourn the Special Meeting for any number of days or hours as permitted under applicable law and attempt to solicit additional votes in favor of Proposal No. 1 and/or Proposal No. 2.

This Proposal No. 3 will only be presented at the Special Meeting if there are not sufficient votes represented in person or by proxy for Proposal No. 1 and/or Proposal No. 2.

Required Vote

The approval of this proposal requires the affirmative vote of a majority of the shares of Common Stock present (in person or by proxy) and entitled to vote at the Special Meeting. This means that there must be more votes “FOR” the proposal than the aggregate of votes “AGAINST” the proposal plus abstentions at the Special Meeting.

Abstentions will be counted as votes against the proposal. Broker “non-votes” will have no effect on the outcome of this vote.

Recommendation of Our Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 3.

INTERESTS OF CERTAIN PERSONS IN THE TRANSACTIONS

In considering the recommendation of the Board to vote “FOR” the proposals presented at the Special Meeting, you should be aware that the current executive officers and directors of the Company have interests in the Transactions that may be different from, or in addition to, the interests of our stockholders generally. The Board was aware of and considered these interests, among other matters, in evaluating the Securities Purchase Agreements and the other transaction documents and in recommending to our stockholders that they vote in favor of the proposals presented at the Special Meeting.

Change in Control Payments and Benefits

For purposes of the plans and agreements described below, the completion of the Transactions will not constitute a “Change of Control” or a “Change in Control” as defined within the applicable documents. The descriptions of the double-trigger and non-change in control severance payments and benefits are included in an attempt to comply with SEC rules, but no payments described below are expected to be made in connection with the Transactions other than (i) the refinance bonus payable to William Livek, the Company’s Chief Executive Officer, described under “—Livek Letter Agreement,” (ii) the restricted stock units (“RSUs”) to be granted to each of Gregory Fink, the Company’s Chief Financial Officer, and Christopher Wilson, the Company’s Chief Commercial Officer, both described under “—Executive Officer Compensatory Awards,” and (iii) the payment of 2020 and 2021 director compensation described under “—Director Compensation.”

Carol DiBattiste, the Company’s former Chief Legal and Compliance Officer, served as an executive officer until her resignation on May 31, 2020 and has received and is eligible for certain future payments and benefits in connection with her resignation pursuant to her Separation and Release Agreement, but she is not eligible to receive any additional payments or benefits in connection with or outside of the Transactions.

Severance Agreements

The Company has an outstanding Change of Control and Severance Agreement with each of Messrs. Livek, Fink and Wilson (the “Severance Agreements”), pursuant to which each such executive officer may become eligible to receive severance benefits upon a qualifying termination of employment. While Ms. DiBattiste was party to a Change of Control and Severance Agreement prior to her resignation, such agreement is no longer in place and was superseded and replaced by the terms of her Separation and Release Agreement, which does not provide for any additional payments or benefits in connection with the Transactions.

Under the Severance Agreements, if the applicable executive officer terminates his employment for Good Reason (defined below) or if his employment is terminated by the Company without Cause (defined below) and not on account of the executive’s death or Disability (defined below), then such executive officer would be eligible to receive the following payments and/or benefits, subject to his timely execution and non-revocation of a release of claims in favor of the Company and continued compliance with other restrictive covenants, including confidentiality and assignment of invention agreements:

•	payment of accrued but unpaid vacation, expense reimbursements, wages, and other benefits due under the Company’s compensation plans, policies and arrangements;

•

cash severance equal to (i) for Mr. Livek, two times his annual base salary for the year in which the termination occurs, payable over the two-year period following the termination date in accordance with the Company’s normal payroll practices, (ii) for Mr. Fink, 1.25 times the sum of his (a) annual base salary and (b) target short-term incentive award, paid over 15 months in accordance with the Company’s normal payroll practices, or (iii) for Mr. Wilson, one times the sum of his (a) annual base salary and (b) target short-term incentive award, paid over one year in accordance with the Company’s normal payroll practices; and

•

subject to the executive officer’s timely election of continuation coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), reimbursement for the full amount he pays for continued coverage under the Company’s group health plans pursuant to COBRA until the earlier of (i) two years for Mr. Livek, 15 months for Mr. Fink or one year for Mr. Wilson, in each case, following the termination date and (ii) the date on which the executive officer and his eligible dependents become covered under similar plans. The reimbursements will be made by the Company pursuant to the Company’s normal expense reimbursement policy.

In addition to the foregoing benefits, upon Messrs. Fink’s and Wilson’s resignation for Good Reason or termination of employment by the Company without Cause, each such executive officer shall also receive a pro-rated short-term incentive award for the year in which the termination occurs, based on actual performance for the year of the termination (but with any individual subjective performance objectives deemed achieved at the target level) and paid at the time such short-term incentive awards are paid to other executive officers.

If the Transactions met the definition of “Change of Control” for purposes of the Severance Agreements (which, for the avoidance of doubt, they do not), and if Mr. Livek, Fink or Wilson terminated his employment for Good Reason or if the Company terminated such executive officer’s employment without Cause, in each case, within 12 months following the closing of such Change of Control, then such executive officer would receive the benefits described in the preceding two paragraphs, except that each executive officer’s cash severance amounts would be payable in a lump sum rather than in installments and based on the annual base salary that is in effect immediately prior to the termination of employment or, if greater, the base salary in effect immediately prior to the Change of Control. In addition, Messrs. Fink’s and Wilson’s prorated short-term incentive award for the year of the termination would be based on the greater of projected actual (but with any individual subjective performance objectives being deemed achieved at the target level) or target performance, rather than just actual performance, and would similarly be payable in a lump sum within 60 days following the termination. Finally, each executive officer would receive accelerated vesting of all of his time-based equity awards and performance-based equity awards. Except as provided below under “—2019 Equity Awards,” performance-based equity awards generally vest based on the greater of (i) target performance or (ii) if 50% or more of the applicable performance period has elapsed, the projected number of shares that would have been earned based on projected actual performance through the end of the performance period.

For purposes of the Severance Agreements:

•	“Cause” generally means the executive officer’s:

•	Indictment, plea of nolo contendere or conviction of any felony or crime involving dishonesty by the executive officer;

•	material breach of his duties or Company policy (that, for Messrs. Fink or Wilson is not cured within 30 days); or

•

commission of any act of dishonesty, embezzlement, theft, fraud or misconduct with respect to the Company, any of which in the good faith and reasonable determination of the Board or the Compensation Committee of the Board is materially detrimental to the Company, its business or its reputation.

•	“Change of Control” generally means the occurrence of any of the following events:

•

a change in ownership of the Company pursuant to the acquisition by any one person or any persons acting as a group of a number of shares of the Company’s stock, that together with the stock already held by such person, represents more than 50% of the total voting power of the Company’s stock (other than an acquisition of stock of the Company as a result of a private financing of the Company that is approved by the Board);

•

a change in the effective control of the Company due to the majority of the members of the Board being replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or

•

a change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any person acquires (or has acquired during a 12-month period preceding such acquisition) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the Company’s assets immediately prior to such acquisition (determined without regard to any liabilities associated with such assets).

Notwithstanding the foregoing, no transaction will be deemed to be a “Change of Control” for purposes of the Severance Agreements unless such transaction qualifies as a change of control event within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended.

•

“Disability” means, generally, that the executive officer cannot engage in substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to either result in death or last for a continuous period of 12 or more months. The Company must give the executive officer 30 days’ written notice prior to terminating his employment due to his Disability, and if during such notice period the executive officer resumes performance of substantially all of his duties, then the Company may not terminate his employment for such Disability.

•

For purposes of Mr. Livek’s Severance Agreement and the portion of severance payments based on the application of the relevant executive’s severance multiple to his target short-term incentive award for year of termination of employment, the pro-rated short-term incentive awards, and the equity awards granted on or after September 4, 2018 that may comprise a portion of the severance payments and benefits payable to Messrs. Fink and Wilson pursuant to their Severance Agreements, “Good Reason” means, generally:

•	a material diminution in the executive officer’s base compensation (unless as part of a reduction program effective for all of the Company’s senior level executives);

•	the executive officer’s required relocation of more than 50 miles from his primary workplace as in effect immediately prior to such relocation; or

•

for Messrs. Livek and Fink, a material reduction in the executive officer’s authority or responsibilities (including, for Mr. Livek, involuntarily ceasing to serve as the Executive Vice Chairman and President of a publicly held company or, following a Change of Control, a change in his reporting position).

•

For purposes of all other severance and equity awards granted prior to September 4, 2018 that may comprise a portion of the severance payments and benefits payable to Messrs. Fink and Wilson pursuant to their Severance Agreements, “Good Reason” means, generally:

•	a material diminution in the executive officer’s base compensation (unless as part of a reduction program effective for all of the Company’s senior level executives);

•	the executive officer’s required relocation of more than 50 miles from his primary workplace as in effect immediately prior to such relocation; or

•

a material reduction in the executive officer’s authority or responsibilities, or, following a Change of Control, a change in the executive’s reporting position, including the executive involuntarily ceasing to serve in such role for a publicly traded company.

Notwithstanding the foregoing, in order to have grounds for Good Reason, (i) the executive officer must notify the Company of the occurrence of the circumstances giving rise to Good Reason within 90 days of such circumstances first arising, (ii) the Company must not have cured such act or omission within 30 days of receiving such notice and (iii) the date of the executive officer’s termination of employment must occur within 90 days after the end of the cure period. Additionally, Messrs. Fink and Wilson will not have grounds for Good Reason if their compensation is subject to clawback provisions under any policy or agreement of the Company or pursuant to applicable law or if their termination of employment is caused by their intentional or reckless conduct.

2019 Equity Awards

In 2019, the Company granted Mr. Livek stock options, time-based RSUs and performance-based restricted stock units (“PRSUs”) and granted Mr. Wilson PRSUs, each of which provide for certain treatment upon a qualifying termination of employment or a change in control event (as described below). The award agreements evidencing Mr. Livek’s 2019 stock options and RSUs both provide that if the Company terminates Mr. Livek’s employment without Cause or if Mr. Livek resigns for Good Reason (both terms as defined in his Severance Agreement) within one year following a “Change in Control” (as defined in the Company’s Amended and Restated 2018 Equity and Incentive Compensation Plan (the “Incentive Plan”) and as described below), the applicable equity award will become fully vested. The award agreements evidencing Messrs. Livek’s and Wilson’s 2019 PRSUs provide that (i) if the Company terminates the executive officer’s employment without Cause or if the executive officer resigns or terminates employment as a result of death or Disability (both terms as defined in the Severance Agreements), the PRSUs will become vested based on actual achievement of the stock price hurdle during the period beginning on the most recent vesting date preceding the date of termination and ending on the date of such termination, and (ii) if a Change in Control occurs, the PRSUs will become vested by applying the per-share price paid in connection with the Change in Control as the stock price hurdle for purposes of determining attainment of performance goals.

As noted above, the Transactions will not constitute a Change in Control for purposes of these equity awards.

“Change in Control” for purposes of the above-described equity awards is defined in the Incentive Plan to generally mean:

•

a change in ownership of the Company pursuant to the acquisition by any one person or any persons acting as a group of a number of shares of the Company’s stock representing 50% or more of the then outstanding common stock of the Company or the total voting power of the Company’s stock (other than an acquisition of stock directly from or by the Company or as otherwise defined in the Incentive Plan);

•

a change in the effective control of the Company due to the majority of the members of the Board being replaced by directors whose appointment or election is not approved by a majority of the members of the Board;

•

consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company, or a sale or disposition of all or substantially all of the Company’s assets, or the acquisition by the Company of another entity’s assets or securities, in each case unless following such transaction, (i) all or substantially all of the individuals and entities that were the beneficial owners of the outstanding common stock and voting securities immediately prior to such transaction continue to own more than 50% of the Company’s then-outstanding shares of common stock and voting power in substantially the same proportions as prior to the transaction, (ii) no person beneficially owns, directly or indirectly, 50% or more of the then-outstanding shares of common stock or voting power of the entity resulting from the transaction, and (iii) at least a majority of the board of directors of the entity resulting from the transaction were members of the Board prior to such transaction; or

•	approval by the Company’s stockholders of a complete liquidation or dissolution of the Company.

Livek Letter Agreement

In connection with his appointment as Chief Executive Officer, the Company and Mr. Livek entered into a letter agreement (the “Livek Letter Agreement”) pursuant to which Mr. Livek is eligible to receive a one-time bonus of at least $1,000,000 (either individually or as part of a larger pool for executive officers or employees) upon the successful completion of a refinance of all or substantially all of the Company Notes (the “Refinance Bonus”), subject to Mr. Livek’s continued employment through such refinance, provided that if the Company terminates Mr. Livek’s employment without “Cause” or if Mr. Livek resigns for “Good Reason” (both terms as defined in the Severance Agreement) within the 90-day period preceding the completion of the refinance, Mr. Livek will remain eligible to receive the bonus upon the completion of the refinance. The Transactions will be considered a successful refinance such that Mr. Livek will be eligible to receive the Refinance Bonus pursuant to the Livek Letter Agreement.

In satisfaction of the Refinance Bonus, the Company approved for Mr. Livek a $1,000,000 compensatory award to be granted to Mr. Livek in the form of RSUs upon the date of the Closing (or as soon thereafter as administratively practicable) under and subject to the Incentive Plan (including the adjustment provisions thereunder), with the number of shares of Common Stock subject to such RSU award determined by dividing $1,000,000 by $2.4719 (the “Share Price” and such award, the “Refinance RSU Award”). The Refinance RSU Award will become vested on December 31, 2021, subject to Mr. Livek’s continuous employment with the Company or one of its affiliates through such date; provided, however, that if Mr. Livek resigns for Good Reason or his employment is terminated by the Company without Cause or due to his death or Disability (each term as defined in his Severance Agreement) prior to such date, the Refinance RSU Award will become fully vested as of the date of such termination of employment. Mr. Livek will be required to hold the net shares of Common Stock delivered to him under the Refinance RSU Award following vesting (the “Net Shares”) over the three-year period following the date of the Closing, with one-third of such Net Shares being released from such hold on each of the first three anniversaries of the date of the Closing; provided that upon Mr. Livek’s resignation for Good Reason or the termination of his employment by the Company without Cause or due to his death or Disability (each term as defined in his Severance Agreement), all holding requirements will terminate, and provided, further, that the holding requirements shall not apply to certain transfers for estate-planning purposes allowed under the Incentive Plan.

For the avoidance of doubt, pursuant to the terms of the Livek Letter Agreement, if Mr. Livek’s employment is terminated by the Company without Cause or he resigns for Good Reason (both terms as defined in his Severance Agreement) within the 90 days preceding the date of the Closing, then Mr. Livek will remain eligible to receive the Refinance Bonus in lieu of the Refinance RSU Award.

Although the Transactions will not be a “Change in Control” for purposes of the Livek Letter Agreement, upon the consummation of a “Change in Control” (as defined in the Incentive Plan, but provided that the occurrence of clause (b) (relating to a majority change in the incumbent board) or (d) (relating to stockholder approval of a dissolution of the company) of such definition shall not be treated as a Change in Control for purposes of the Livek Letter Agreement), the Livek Letter Agreement provides that Mr. Livek will receive a one-time bonus of $1,000,000, plus an additional one-time bonus based on specified percentages (ranging from 0.30% to 0.32%) of the gross transaction proceeds (but no more than $4,000,000) resulting from such Change in Control so long as the Change in Control results in gross transaction proceeds of at least $500 million. Each bonus payable upon the consummation of a Change in Control is generally subject to Mr. Livek’s continued employment through such Change in Control, provided that if the Company terminates Mr. Livek’s employment without Cause or if Mr. Livek resigns for Good Reason within the 90-day period preceding the consummation of the Change in Control, Mr. Livek will remain eligible to receive such bonus upon the consummation of such Change in Control.

Executive Officer Compensatory Awards

In connection with the Transactions, the Company approved the grant of $350,000 in compensatory awards to each of Messrs. Fink and Wilson, to be granted to such executive officers in the form of RSUs upon the date of the Closing (or as soon thereafter as administratively practicable) under and subject to the Incentive Plan (including the adjustment provisions thereunder), with the number of shares of Common Stock subject to such RSU awards determined by dividing $350,000 by the Share Price (the “Compensatory Awards”). The Compensatory Awards are intended to reward Messrs. Fink and Wilson for their efforts in contributing to a successful completion of the Closing and to ensure the retention and continued focus of Messrs. Fink and Wilson following the Closing. The Compensatory Awards will vest as to one-third on each of the first three anniversaries of the date of the Closing, subject to the applicable executive officer’s continued employment through each such vesting date; provided, however, that if the applicable executive officer’s employment is terminated by the Company without Cause or by the executive officer for Good Reason (each term as defined in his Severance Agreement) prior to such date, the Compensatory Award will become fully vested as of the date of such termination of employment.

Director Compensation

During the 2020-2021 director compensation term, which began on July 1, 2020, the Company’s non-employee directors were eligible to receive cash and equity compensation for their service on the Board. The equity compensation payable to each of the non-employee directors other than the Chairman of the Board for the 2020-2021 director compensation term consisted of a number of RSUs equal to $250,000 divided by the closing market price of the Common Stock on the date of grant, which is generally consistent with the compensation historically paid by the Company to its non-employee directors. The directors’ RSUs typically vest on the earliest to occur of (i) the end of the relevant director compensation term (June 30), (ii) date of the next annual meeting of the Company’s stockholders, and (iii) a Change in Control (as defined in the Incentive Plan). The RSUs granted to the non-employee directors are typically deferred and are not eligible to become settled until the earlier to occur of (a) the director’s separation from service and (b) a Change in Control.

Due to the ongoing strategic review and other factors, the equity awards for the 2020-2021 director compensation term were not granted in 2020. In connection with the Transactions, the equity awards relating to the 2020-2021 director compensation term will be granted upon the date of the Closing (or as soon as reasonably practicable thereafter) and will remain subject to vesting conditions until the earliest to occur of June 30, 2021, the next annual meeting of the Company’s stockholders, and a Change in Control (such term as defined in the Incentive Plan). The number of RSUs granted to each non-employee director (other than the Chairman of the Board) upon the date of the Closing for service during the 2020-2021 director compensation term will be determined by dividing $250,000 by the Share Price. The RSUs will not be eligible to become settled until the earlier to occur of (i) the director’s separation from service and (ii) a Change in Control (such term as defined in the Incentive Plan).

Messrs. Kerrest and Martin are both expected to incur a separation from service as of the date of the Closing, such that (i) any vested RSUs held by such non-employee directors will be settled in connection with such separation from service and (ii) the compensation payable to such non-employee directors for their service during the 2020-2021 director compensation term will be paid in the form of vested shares of Common Stock rather than RSUs. Messrs. Kerrest and Martin will receive the additional benefit of accelerated vesting of the equity awards they would have otherwise received for the 2020-2021 director compensation term.

As previously disclosed, in connection with significantly increased responsibilities in 2020, Mr. Rosenthal, the Chairman of the Board, earned a $352,000 cash retainer and an additional $540,000 in monthly stipends for his service during 2020, but $780,000 of these amounts were deferred and have not yet been paid by the Company. In connection with the Transactions, the unpaid portion of the cash retainer and monthly stipends that were earned by Mr. Rosenthal in 2020 will be paid upon the date of the Closing in the form of RSUs that will be vested upon grant but not eligible to become settled until the earlier to occur of (i) Mr. Rosenthal’s separation from service and (ii) a Change in Control (such term as defined in the Incentive Plan). The number of RSUs granted to Mr. Rosenthal upon the date of the Closing for 2020 service will be determined by dividing $780,000 by the Share Price. In addition, it is expected that Mr. Rosenthal will earn $630,000 in cash retainers and monthly stipends during the first quarter of 2021. Although such amounts have historically been paid in arrears, the Company will accelerate the grant of such amounts in connection with the Transactions such that Mr. Rosenthal will receive such amounts on the date of the Closing in the form of RSUs with similar terms as described above relating to his 2020 director compensation, including that the RSUs will not be eligible to become settled until the earlier to occur of (a) Mr. Rosenthal’s separation from service and (b) a Change in Control (as defined in the Incentive Plan).

Treatment of Comscore Equity Awards in the Transactions

In addition to the 2019 equity awards described above under “—Change in Control Payments and Benefits—2019 Equity Awards,” the Company has granted stock options, RSUs and PRSUs under the Incentive Plan and prior equity incentive plans that are currently outstanding. All outstanding equity awards held by the Company’s directors and executive officers will remain outstanding and subject to the same terms and conditions (including vesting conditions and performance goals, if applicable) applicable to such awards as of immediately prior to the date of the Closing.

Quantification of Potential Payments and Benefits to the Named Executive Officers

In accordance with Item 402(t) of Regulation S-K, the below table sets forth the amount of payments and benefits that each of the Company’s named executive officers (“NEOs”) would be eligible to receive in connection with the Transactions if such individuals experienced a qualifying termination on the date of the Closing, which is not currently contemplated. The payments and benefits described below are calculated based on, to the extent applicable, each NEO’s existing Severance Agreement and equity arrangements with us and may include certain payments or benefits that are contingent upon services to be provided by such NEO to us, but only as set forth under the terms and conditions of our arrangements with the NEOs. See the section captioned “Interests of Certain Persons in the Transactions” above, for a description of the change in control payments and treatment of the NEOs’ equity awards in various scenarios.

Please note that the amounts reported below are theoretical estimates based on multiple assumptions that may not actually occur or be accurate on the relevant date, including assumptions described in footnotes to the table. For example, in order to comply with Item 402(t) of Regulation S-K, we have assumed that:

•

the relevant price per share of the Common Stock is $3.35, which is equal to the average closing market price of the Common Stock over the first five business days following the first public announcement of the Transactions on January 7, 2021 (which five-business day period includes January 8, 2021, January 11, 2021, January 12, 2021, January 13, 2021 and January 14, 2021), which price is likely to change between the date of this proxy statement and the Closing;

•	the date of the Closing is January 31, 2021, the latest practicable date prior to the filing of this proxy statement, which will not be the actual date of the Closing;

•	the Transactions do not constitute a Change in Control for purposes of the Incentive Plan or any of the awards thereunder or a Change of Control for any of the Severance Agreements; and

•

each NEO will experience a qualifying termination of employment upon the date of the Closing, presumed for purposes of this disclosure to be January 31, 2021, such that non-change in control severance benefits will be payable to each NEO under the terms of his Severance Agreement. As noted above, this is not currently contemplated.

Any actual amounts payable to our NEOs will depend on whether the relevant NEO experiences a qualifying termination, the date of termination (if any), and the terms of the plans or agreements in effect at such time, and accordingly may differ materially from the amounts set forth below.

Golden Parachute Compensation

Name	Cash ($)(2)	Equity ($)		Perquisites/ Benefits ($)(5)	Total ($)
William Livek	1,300,000	1,355,233	(3)	42,833	2,698,066
Gregory Fink	877,500	474,331	(4)	37,903	1,389,734
Christopher Wilson	862,500	474,331	(4)	32,235	1,369,066
Carol DiBattiste (1)	—	—		—	—

(1)

Ms. DiBattiste served as the Company’s Chief Legal and Compliance Officer until her resignation on May 31, 2020. She is not eligible for any additional compensation in connection with the Transactions; accordingly, there are no amounts to report for her.

(2)

These amounts represent cash severance payable under the Severance Agreements upon the NEO’s termination of employment without Cause or resignation for Good Reason equal to (i) for Mr. Livek, two times his annual base salary for 2021, (ii) for Mr. Fink, (a) a pro-rated short-term incentive award for 2021, based on target performance as of January 31, 2021, the assumed date of his termination of employment and (b) 1.25 times the sum of (x) his annual base salary for 2021 and (y) his target short-term incentive award for 2021, and (iii) for Mr. Wilson, (a) a pro-rated short-term incentive award for 2021, based on target performance as of January 31, 2021, the assumed date of his termination of employment and (b) one times the sum of (x) his annual base salary for 2021 and (y) his target short-term incentive award for 2021. The Compensation Committee of the Board has not yet approved the performance metrics or the target amounts of the 2021 short-term incentive awards for the NEOs. Therefore, for purposes of this table we have assumed that (i) the pro-rated short-term incentive awards for which Messrs. Fink and Wilson would be eligible to receive pursuant to their Severance Agreements would be paid based on target performance (although each such NEO’s Severance Agreement specifies that such pro-rated award would be based on actual performance as of the date of such NEO’s qualifying termination rather than target performance) and (ii) the target short-term incentive award, expressed as a percentage of annual base salary, granted to each NEO in 2020 will again be the target short-term incentive award for such NEO in 2021.

(3)

For Mr. Livek, this amount reflects the value of the Refinance RSU Award to be granted to Mr. Livek in satisfaction of the Refinance Bonus payable to Mr. Livek pursuant to the Livek Letter Agreement, as described under “ Interests of Certain Persons in the Transactions—Change in Control Payments and Benefits—Livek Letter Agreement” beginning on page [•]. The value of the Refinance RSU Award was determined by dividing $1,000,000 by the Share Price and multiplying the resulting quotient by $3.35. While Mr. Livek’s 2019 PRSUs would accelerate and vest based on actual performance in connection with certain qualifying terminations of employment, as described above under “Interests of Certain Persons in the Transactions—Change in Control Payments and Benefits—2019 Equity Awards,” the value of such awards is not included in these amounts because the stock price hurdles would not have been achieved assuming a termination of employment occurring on January 31, 2021.

(4)

For Messrs. Fink and Wilson, this amount reflects the value of the Compensatory Awards to be granted to such executive officers in connection with the Transactions, as described under “Interests of Certain Persons in the Transactions —Change in Control Payments and Benefits—Executive Officer Compensatory Awards” beginning on page [•]. The value of the Compensatory Awards was determined by dividing $350,000 by the Share Price and multiplying the resulting quotient by $3.35. While Mr. Wilson’s 2019 PRSUs would accelerate and vest based on actual performance in connection with certain qualifying terminations of employment, as described above under “Interests of Certain Persons in the Transactions—Change in Control Payments and Benefits—2019 Equity Awards,” the value of such awards is not included in these amounts because the stock price hurdles would not have been achieved assuming a termination of employment occurring on January 31, 2021.

(5)

These amounts represent the amount of the COBRA reimbursements payable pursuant to the Severance Agreements if the relevant NEO’s employment was terminated without Cause or he resigned for Good Reason and elected COBRA continuation for the full severance period (two years for Mr. Livek, 15 months for Mr. Fink and one year for Mr. Wilson).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to beneficial ownership of our Common Stock as of January 11, 2021, by:

•	each beneficial owner of 5% or more of the outstanding shares of our Common Stock;

•	each of our current directors;

•	each of our named executive officers for 2020; and

•	all of our current directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of the Common Stock that they beneficially own, subject to applicable community property laws. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or other rights held by that person that are currently exercisable or exercisable within 60 days of January 11, 2021 are deemed outstanding, but are not deemed outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated, these shares do not include any stock or options awarded after January 11, 2021. A total of 72,984,788 shares of our Common Stock were outstanding as of January 11, 2021. Except as otherwise indicated, the address of each person in this table is c/o Comscore, 11950 Democracy Drive, Suite 600, Reston, Virginia 20190.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Common Stock Outstanding
5% or Greater Stockholders:
WPP plc and affiliated entities (2)	11,319,363	15.5%
PRIMECAP Management Company (3)	7,870,285	10.8%
Directors and Named Executive Officers:
Irwin Gotlieb, Director (4)	86,956	*
Jacques Kerrest, Director (5)	43,865	*
William Livek, Chief Executive Officer and Executive Vice Chairman (6)	996,512	1.36%
Kathleen Love, Director (7)	30,194	*
John Martin, Director (8)	33,817	*
Brent Rosenthal, Chairman of the Board (9)	223,183	*
Gregory Fink, Chief Financial Officer and Treasurer (10)	46,136	*
Christopher Wilson, Chief Commercial Officer (11)	210,008
Carol DiBattiste, Former Chief Legal and Compliance Officer	57,169	*
All current directors and executive officers as a group (8 persons) (12)	1,670,671	2.27%

*	Represents less than 1% of the outstanding shares of Common Stock.
(1)

The information provided in this table is based on Company records, information supplied to us by our directors, executive officers, former executive officers and principal stockholders and information contained in Schedules 13D and 13G and Forms 4 filed with the SEC.

(2)

This information is derived solely from the Schedule 13D/A filed with the SEC on April 6, 2018. Shares are owned directly by Cavendish Square Holding B.V. (“Cavendish”), which is a wholly-owned subsidiary of WPP plc that WPP plc owns indirectly through a series of holding companies. WPP plc is an indirect beneficial owner of the reported securities. The address for WPP plc is 27 Farm Street, London, United Kingdom W1J 5RJ. The address for Cavendish is Laan op Zuid 167, 3072 DB Rotterdam, Netherlands.

(3)

This information is derived solely from the Schedule 13G/A filed with the SEC on February 12, 2020. PRIMECAP Management Company has sole voting and dispositive power for 7,870,285 shares. The address for PRIMECAP Management Company is 177 E. Colorado Blvd., 11th Floor, Pasadena, CA 91105.

(4)	Represents 86,956 shares subject to vested restricted stock units that are scheduled to be delivered on the earlier of Mr. Gotlieb’s separation from service or a change in control of the Company.
(5)	Includes 35,545 shares subject to vested restricted stock units that are scheduled to be delivered on the earlier of Mr. Kerrest’s separation from service or a change in control of the Company.
(6)

Includes 58,333 shares subject to vested restricted stock units that are scheduled to be delivered on the earlier of Mr. Livek’s separation from service or a change in control of the Company and 202,350 shares subject to options that are currently exercisable.

(7)	Represents 30,194 shares subject to vested restricted stock units that are scheduled to be delivered on the earlier of Ms. Love’s separation from service or a change in control of the Company.
(8)	Represents 33,817 shares subject to vested restricted stock units that are scheduled to be delivered on the earlier of Mr. Martin’s separation from service or a change in control of the Company.
(9)

Includes 58,224 shares subject to options that are currently exercisable and 35,545 shares subject to vested restricted stock units that are scheduled to be delivered on the earlier of Mr. Rosenthal’s separation from service or a change in control of the Company.

(10)	Includes 13,011 shares subject to restricted stock units that are scheduled to vest within 60 days of January 11, 2021.
(11)	Includes 83,500 shares subject to options that are currently exercisable and 13,752 shares subject to restricted stock units that are scheduled to vest within 60 days of January 11, 2021.
(12)

Includes 344,074 shares subject to options that are currently exercisable, 280,390 shares subject to vested restricted stock units that are scheduled to be delivered as described above, and 26,763 shares subject to restricted stock units that are scheduled to vest within 60 days of January 11, 2021.

OTHER INFORMATION

Other Matters to be Presented at the Special Meeting

We do not know of any matters to be presented at the Special Meeting other than those described in this proxy statement. If any other matters are properly brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

Security Holder Communication with Board Members

Any stockholder may contact the Board, a committee of the Board or a specified individual director by writing to the attention of the Board (or a specified individual director or committee) and sending such communication to the attention of our Corporate Secretary at our executive offices as identified in this proxy statement. Each communication from a stockholder should include the following information in order to permit us to confirm your status as a stockholder and enable us to send a response if deemed appropriate:

•	the name, mailing address and telephone number of the stockholder sending the communication;

•	the number and type of our securities owned by such stockholder; and

•	if the stockholder is not a record owner of our securities, the name of the record owner of our securities beneficially owned by the stockholder.

Our Corporate Secretary will forward all appropriate communications to the Board, the applicable committee of the Board or individual members of the Board as specified in the communication. Our Corporate Secretary may, but is not required to, review all correspondence addressed to the Board, a committee of the Board or any individual member of the Board, for any inappropriate correspondence more suitably directed to management.

Annex A

Final Version

CERTIFICATE OF AMENDMENT OF

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF COMSCORE, INC.

comScore, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: That at a meeting of the Board of Directors (the “Board”) of the Corporation, resolutions were duly adopted setting forth a proposed amendment (the “Amendment”) of the Amended and Restated Certificate of Incorporation of the Corporation, declaring the Amendment to be advisable and submitting the Amendment at a meeting of the stockholders of the Corporation for consideration thereof.

SECOND: That thereafter, pursuant to resolutions of the Board, a special meeting of stockholders of the Corporation was duly called and held on [__], 2021, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware and at which meeting the necessary number of shares as required by statute and the Amended and Restated Certificate of Incorporation of the Corporation were voted in favor of approval of the Amendment.

THIRD: That Section A.1 of Article IV of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated in full as follows:

A. Capital Stock.

1. This Corporation is authorized to issue two classes of stock, to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is [___] shares. [___] shares shall be Common Stock, par value $0.001 per share, and [___] shares shall be Preferred Stock, par value $0.001 per share.

FOURTH: That a new Section C of Article IV of the Amended and Restated Certificate of Incorporation of the Corporation is hereby inserted in full as follows:

C. Blank-Check Preferred Stock. Preferred Stock may be issued from time to time in one or more classes or series, the shares of each class or series to have such designations and powers, preferences and rights, and qualifications, limitations and restrictions thereof, as are stated and expressed herein and in the resolution or resolutions providing for the issue of such class or series adopted by the Board of Directors as hereafter prescribed. Authority is hereby expressly granted to the Board of Directors to authorize the issuance of Preferred Stock from time to time in one or more classes or series, and with respect to each series of Preferred Stock, to fix by resolution or resolutions from time to time adopted by the Board of Directors providing for the issuance thereof the designation, and the powers, preferences, privileges, rights, qualifications, limitations and restrictions relating to each series of Preferred Stock, including but not limited to, the following:

(i) whether or not the class or series is to have voting rights, full, special or limited, or is to be without voting rights, and whether or not such series is to be entitled to vote as a separate class or series either alone or together with the holders of one or more other classes or series of stock;

(ii) the number of shares to constitute the class or series and the designations thereof;

(iii) the powers, preferences, privileges and relative, participating, optional or other special rights, if any, and the qualifications, limitations or restrictions thereof, if any, with respect to any series;

(iv) whether or not the shares of any class or series shall be redeemable at the option of the Corporation or the holders thereof or upon the happening of any specified event, and, if redeemable, the redemption price or prices (which may be payable in the form of cash, notes, securities or other property), and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

(v) whether or not the shares of a series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and, if such retirement or sinking fund or funds are to be established, the annual amount thereof, and the terms and provisions relative to the operation thereof;

(vi) the dividend rate, whether dividends are payable in cash, stock of the Corporation or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

(vii) the preferences, if any, and the amounts thereof which the holders of any class or series thereof shall be entitled to receive upon the voluntary or involuntary liquidation, dissolution or winding up of, or upon any distribution of the assets of, the Corporation;

(viii) whether or not the shares of any class or series, at the option of the Corporation or the holder thereof or upon the happening of any specified event, shall be convertible into or exchangeable for, the shares of any other class or classes or of any other series of the same or any other class or classes or series, of stock, securities or other property of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

(ix) such other powers, privileges, preferences, rights, qualifications, limitations and restrictions with respect to any series as may to the Board of Directors seem advisable.

The shares of each series of Preferred Stock may vary from the shares of any other class or series thereof in any or all of the foregoing respects.

FIFTH: That the Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by an authorized officer of the Corporation this [__] day of [__], 2021.

By:
	Name:	Ashley Wright
	Title:	Corporate Secretary

Annex B

EXECUTION VERSION

SERIES B CONVERTIBLE PREFERRED STOCK

PURCHASE AGREEMENT

by and between

COMSCORE, INC.

and

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

Dated as of January 7, 2021

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE PURCHASER		B-45

4.1	Organization; Good Standing	B-45
4.2	Corporate Power; Enforceability	B-45
4.3	Non-Contravention	B-46
4.4	Requisite Governmental Approvals	B-46
4.5	CFIUS	B-46
4.6	Legal Proceedings; Orders	B-46
4.7	Ownership of Company Common Stock	B-47
4.8	Brokers	B-47
4.9	Sufficient Funds	B-47
4.10	Unregistered Securities.	B-47
4.11	Stockholder and Management Arrangements	B-48
4.12	Exclusivity of Representations and Warranties	B-48

ARTICLE V INTERIM OPERATIONS OF THE COMPANY		B-49

5.1	Affirmative Obligations	B-49
5.2	Forbearance Covenants	B-50
5.3	No Solicitation	B-51
5.4	No Control of the Other Party’s Business	B-55

ARTICLE VI ADDITIONAL COVENANTS		B-55

6.1	Required Action and Forbearance; Efforts	B-55
6.2	Antitrust Filings	B-56
6.3	Proxy Statement.	B-57
6.4	Company Stockholder Meeting	B-59
6.5	Anti-Takeover Laws	B-59
6.6	Use of Proceeds	B-60
6.7	Access	B-60
6.8	Notification of Certain Matters	B-61
6.9	Public Statements and Disclosure	B-62
6.10	Transaction Litigation	B-62
6.11	Listing of Shares	B-63
6.12	Comcast and Starboard Agreements	B-63
6.13	Directors	B-63
6.14	Certain Other Obligations	B-63
6.15	No Inconsistent Agreements	B-63

ARTICLE VII CONDITIONS TO THE TRANSACTION		B-63

7.1	Conditions to Each Party’s Obligations to Effect the Transaction	B-63
7.2	Conditions to the Obligations of the Purchaser	B-64
7.3	Conditions to the Company’s Obligations to Effect the Transaction	B-66

ARTICLE VIII INDEMNIFICATION		B-67

8.1	Survival of Provisions	B-67
8.2	Indemnification by the Company	B-67
8.3	Indemnification by the Purchaser	B-68
8.4	Limitations to Indemnification	B-68
8.5	Indemnification Procedure	B-70

8.6	Exclusive Remedy	B-71
8.7	Payment of Indemnification Claims	B-71
8.8	Tax Treatment of Indemnification Payments	B-71

ARTICLE IX TERMINATION, AMENDMENT AND WAIVER		B-71

9.1	Termination	B-71
9.2	Manner and Notice of Termination; Effect of Termination	B-73
9.3	Fees and Expenses	B-73
9.4	Amendment	B-76
9.5	Extension; Waiver	B-76

ARTICLE X GENERAL PROVISIONS		B-77

10.1	Notices	B-77
10.2	Tax Matters	B-78
10.3	Assignment	B-79
10.4	Confidentiality	B-79
10.5	Entire Agreement	B-80
10.6	Third Party Beneficiaries	B-80
10.7	Severability	B-80
10.8	Remedies	B-80
10.9	Governing Law	B-81
10.10	Consent to Jurisdiction	B-82
10.11	WAIVER OF JURY TRIAL	B-82
10.12	No Recourse	B-82
10.13	Company Disclosure Letter References	B-83
10.14	Counterparts	B-83

EXHIBITS

Exhibit A         Form of Certificate of Amendment

Exhibit B         Form of Certificate of Designation

Exhibit C         Form of Registration Rights Agreement

Exhibit D         Form of Stockholders Agreement

Exhibit E         Form of Charter Agreements

Exhibit F         Form of Opinion of Vinson & Elkins L.L.P.

Exhibit G         Equity Commitment Letter

SERIES B CONVERTIBLE PREFERRED STOCK

PURCHASE AGREEMENT

This SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of January 7, 2021, by and between comScore, Inc., a Delaware corporation (the “Company”), and Charter Communications Holding Company, LLC, a Delaware limited liability company (the “Purchaser”). The Purchaser and the Company are sometimes referred to herein individually, as a “Party” and collectively, as the “Parties.” All capitalized terms that are used in this Agreement have the respective meanings given to them in Article I.

RECITALS

A. The Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, certain shares of the Series B Preferred Stock in accordance with the provisions of this Agreement (the “Transaction”).

B. The Company Board has (i) determined that it is in the best interests of the Company and the Company Stockholders that the Company enter into this Agreement and the other Transaction Documents and consummate the Transactions and the other transactions contemplated hereby and thereby on the terms and subject to the conditions set forth herein and therein, (ii) approved and declared advisable this Agreement, the other Transaction Documents, the Transactions and the other transactions contemplated hereby and thereby on the terms and subject to the conditions set forth herein and therein, (iii) resolved to recommend that the Company Stockholders approve the Transactions and adopt the Certificate of Amendment and (iv) directed that the Transactions and the Certificate of Amendment be submitted to the Company Stockholders for approval.

C. The managing member of the Purchaser has approved its entry into this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby, including the Transactions, upon the terms and subject to the conditions set forth herein and therein.

D. The Parties desire to (i) make certain representations, warranties, covenants and agreements in connection with this Agreement and the Transaction; and (ii) prescribe certain conditions with respect to the consummation of the Transaction.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements set forth herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, and intending to be legally bound hereby, the Parties agree as follows:

ARTICLE I

DEFINITIONS & INTERPRETATIONS

1.1 Certain Definitions. For all purposes of and pursuant to this Agreement, the following capitalized terms have the following respective meanings:

(a) “Acceptable Confidentiality Agreement” means an agreement with the Company that is either (i) in effect as of the execution and delivery of this Agreement, or (ii) executed, delivered and effective after the execution and delivery of this Agreement, and, in either case, contains provisions that require any counterparty thereto (and any of its Affiliates and representatives named therein) that receives non-public information of, or with respect to, the Company to keep such information confidential; provided, however, that the provisions contained therein are no less restrictive in the aggregate to such counterparty (and any of its Affiliates and representatives as provided therein) than the terms of the Confidentiality Agreement (other than de minimis differences and it being understood that such agreement need not contain any “standstill” or similar provisions or otherwise prohibit the making of any Acquisition Proposal).

(b) “Acquisition Proposal” means any inquiry, indication of interest, offer or proposal (other than an inquiry, indication of interest, offer or proposal by the Purchaser pursuant to this Agreement or the Other Purchasers pursuant to the Other Purchase Agreements) to engage in an Acquisition Transaction.

(c) “Acquisition Transaction” means any transaction or series of related transactions (other than the Transaction) involving:

(i) any direct or indirect purchase or other acquisition by any Person or “group” (as such term is used in Section 13(d) of the Exchange Act) of Persons of shares of capital stock of the Company, including pursuant to a tender offer or exchange offer, that if consummated in accordance with its terms would result in such Person or “group” of Persons beneficially owning (A) more than 10% of the Company Common Stock outstanding (on an as-converted basis, if applicable) or (B) securities convertible into more than 10% of the Company Common Stock outstanding (on an as-converted basis, if applicable), in either case, after giving effect to the consummation of such purchase or other acquisition, including tender or exchange offer;

(ii) any direct or indirect purchase, lease, exchange, transfer, license or other acquisition by any Person or “group” (as such term is used in Section 13(d) of the Exchange Act) of Persons, or stockholders of any such Person or group of Persons, of more than 10% of the consolidated assets of the Company and its Subsidiaries taken as a whole (measured by the fair market value thereof as of the date of such purchase or acquisition);

(iii) any merger, consolidation, business combination, joint venture, repurchase, redemption, share exchange, extraordinary dividend or distribution, recapitalization, reorganization, liquidation, dissolution or other similar transaction involving the Company or any of its Subsidiaries pursuant to which any Person or “group” (as such term is used in Section 13(d) of the Exchange Act) of Persons, or stockholders of any such Person or group of Persons, would beneficially own equity of the Company representing (A) more than 10% of the Company Common Stock outstanding (on an as-converted basis, if applicable) or (B) securities convertible into more than 10% of the Company Common Stock outstanding (on an as-converted basis, if applicable), in either case, after giving effect to the consummation of such transaction; provided that none of the matters set forth on Section 5.2(d) of the Company Disclosure Letter shall constitute an Acquisition Transaction; or

(iv) any other recapitalization or similar transaction involving the satisfaction and discharge of the Company Notes or Foreign Note.

(d) “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of that Person, whether through the ownership of voting securities or partnership or other ownership interests, by Contract or otherwise; provided that none of the Company, the Purchaser or the Other Purchasers shall be deemed to be Affiliates of one another.

(e) “Anti-Corruption Laws” means all applicable Laws and all other statutory or regulatory requirements relating to anti-corruption, anti-bribery and anti-money laundering, including the U.S. Foreign Corrupt Practices Act of 1977, the U.K. Bribery Act 2010 and any other Law implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions applicable to the Company.

(f) “Antitrust Law” means the Sherman Antitrust Act, the Clayton Antitrust Act, the HSR Act, the Federal Trade Commission Act and all other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or significant impediments or lessening of competition or the creation or strengthening of a dominant position through merger or acquisition, in any case that are applicable to the Transaction.

(g) “Audited Company Balance Sheet” means the consolidated balance sheet (and the notes thereto) of the Company and its consolidated Subsidiaries as of December 31, 2019 set forth in the Company’s Annual Report on Form 10-K filed by the Company with the SEC for the fiscal year ended December 31, 2019.

(h) “Business Day” means any day other than Saturday or Sunday or a day on which commercial banks are authorized or required by Law to be closed in New York, New York.

(i) “Cerberus Purchaser” means Pine Investor, LLC, a Delaware limited liability company.

(j) “Cerberus Purchase Agreement” means that certain Series B Convertible Preferred Stock Purchase Agreement, dated as of even date herewith, by and between the Company and the Cerberus Purchaser.

(k) “Certificate of Amendment” means the Certificate of Amendment to Amended and Restated Certificate of Incorporation of the Company, substantially in the form attached to this Agreement as Exhibit A.

(l) “Certificate of Designation” means the Certificate of Designation of the Series B Preferred Stock, substantially in the form attached to this Agreement as Exhibit B.

(m) “Code” means the Internal Revenue Code of 1986, as amended.

(n) “Company Board” means the Board of Directors of the Company.

(o) “Company Common Stock” means the common stock, par value $0.001 per share, of the Company.

(p) “Company Fundamental Representations” means the representations and warranties set forth in Section 3.1 (Organization; Good Standing); Section 3.2 (Corporate Power; Enforceability); Section 3.3(a) (Company Board Approval); Section 3.3(b) (Anti-Takeover Laws); Section 3.4 (Requisite Stockholder Approvals); Section 3.5(a) (Non-Contravention); Section 3.7 (Company Capitalization); and Section 3.25 (Brokers).

(q) “Company Material Adverse Effect” means any change, event, effect, occurrence or circumstance that, individually or in the aggregate, (x) has had, or would reasonably be expected to have, a material adverse effect on the assets, business, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole, or (y) prevents or materially impairs or delays, or would reasonably be expected to prevent or materially impair or delay, the consummation of the Transaction; provided, however, that, with respect to clause (x) above, none of the following, and no change, event, effect or circumstance to the extent arising out of or resulting from the following (in each case, by itself or when aggregated), will be deemed to be or constitute a Company Material Adverse Effect or will be taken into account when determining whether a Company Material Adverse Effect has occurred or is reasonably likely to occur (subject to the limitations set forth below):

(i) changes in general economic conditions, or changes in conditions in the global or national economy generally;

(ii) changes in conditions in the financial markets, credit markets or capital markets, including (A) changes in interest rates or credit ratings; (B) changes in exchange rates for the currencies of any country; or (C) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market;

(iii) changes in conditions in the industries in which the Company and its Subsidiaries conduct business;

(iv) changes in regulatory, legislative or political conditions, including any trade wars or tariffs (including any escalation or general worsening of any such conditions) and any change in Law;

(v) any geopolitical conditions, outbreak of hostilities, acts of war, sabotage, cyberterrorism, terrorism, military actions, earthquakes, volcanic activity, hurricanes, tsunamis, tornadoes, floods, mudslides, wildfires or other natural disasters, weather conditions, epidemics and other force majeure events (including any escalation or general worsening thereof);

(vi) any change, event, effect or circumstance resulting from the announcement of this Agreement or the pendency of the Transaction, including the impact thereof on the relationships, contractual or otherwise, of the Company and its Subsidiaries with advertisers, customers, suppliers, licensees, licensors, lenders, business partners, employees, regulators, vendors or any other third Person (provided, however, that this clause (vi) shall not apply to any representation or warranty contained in this Agreement to the extent that such representation or warranty expressly addresses consequences resulting from the announcement or execution of this Agreement or the consummation or pendency of the Transactions);

(vii) the compliance by any Party with its obligations under this Agreement, including any action taken or refrained from being taken (A) as expressly required by this Agreement or (B) to which the Purchaser has expressly approved, consented to or requested in writing following the date of this Agreement;

(viii) changes or proposed changes in GAAP or other accounting standards or in any applicable Laws (or the enforcement or interpretation of any of the foregoing);

(ix) changes in the price or trading volume of the Company Common Stock, in and of itself (it being understood that the underlying cause of such change may be taken into consideration when determining whether a Company Material Adverse Effect has occurred);

(x) any failure, in and of itself, by the Company and its Subsidiaries to meet (A) any public estimates or expectations for the Company’s revenue, earnings or other financial performance or results of operations for any period; or (B) any internal budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the underlying cause of any such failure may be taken into consideration when determining whether a Company Material Adverse Effect has occurred);

(xi) the availability or cost of equity, debt or other financing to the Purchaser;

(xii) any Transaction Litigation threatened, made or brought by any of the Company Stockholders (on their own behalf or on behalf of the Company) or any other third Person against the Company, any of its executive officers or other employees or any member of the Company Board arising out of or related to the Transactions or any other transaction contemplated by this Agreement; and

(xiii) any breach by the Purchaser of this Agreement,

except, in each case of clauses (i), (ii), (iii), (iv), (v), and (viii), to the extent that such change, event, effect or circumstance has had a disproportionate adverse effect on the Company relative to other companies operating in the industries in which the Company and its Subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred.

(r) “Company Notes” means the senior secured convertible notes due January 16, 2022 issued to certain funds affiliated with or managed by Starboard Value LP.

(s) “Company Options” means any options to purchase shares of Company Common Stock, whether granted pursuant to any of the Company Stock Plans or otherwise.

(t) “Company Products” means all Software and other products, services, programs and items (tangible and intangible), in each case, which are currently marketed, licensed, sold or offered for sale by the Company and any services performed by or on behalf of the Company, or from which the Company or its Subsidiaries have derived within the three years preceding the date hereof or is currently deriving revenue from the sale, license, maintenance or other provision thereof.

(u) “Company PSUs” means any performance-based restricted stock units of the Company, whether granted pursuant to any of the Company Stock Plans or otherwise.

(v) “Company RSUs” means any service-based restricted stock units or deferred stock units of the Company, whether granted pursuant to any of the Company Stock Plans or otherwise.

(w) “Company Stock Plans” means the Company’s 2018 Equity and Incentive Compensation Plan, the Company’s 2007 Equity Incentive Plan, the Rentrak Corporation Amended and Restated 2005 Stock Incentive Plan, and the Rentrak Corporation 2011 Stock Incentive Plan, each as may have been amended through the date of this Agreement, and each other Employee Plan that provides for the award of rights of any kind to receive shares of Company Common Stock or benefits measured in whole or in part by reference to shares of Company Common Stock.

(x) “Company Stockholders” means the holders of shares of Company Common Stock.

(y) “Company Systems” means all Software (including Company Products), computer hardware (whether general or special purpose), information technology, electronic data processing, information, record keeping, communications, telecommunications, networks, interfaces, platforms, servers, peripherals, and computer systems (including any outsourced systems and processes) that are owned, leased, licensed or used by or for, or otherwise relied on by, the Company or its Subsidiaries in the conduct of their businesses.

(z) “Company Termination Fee” means an amount equal to $1,800,000.

(aa) “Contract” means any contract, subcontract, note, bond, mortgage, indenture, lease, license, sublicense or other instrument, commitment, understanding, undertaking or agreement.

(bb) “Data Security Requirements” means, collectively, all of the following to the extent relating to the Processing of Data or otherwise relating to privacy, security, or security breach notification requirements and applicable to the Company or its Subsidiaries, to the conduct of their businesses, or to any of the Company Systems, Company Products or any Sensitive Information: (i) the Company’s and its Subsidiaries’ own written rules, policies and procedures; (ii) applicable Laws (including, as applicable, the California Consumer Privacy Act, the General Data Protection Regulation (EU) 2016/679 (the “GDPR”), and the ePrivacy Directive 2002/58/EC (“ePrivacy Directive”)); (iii) industry standards applicable to the industry in which the Company or any of its Subsidiaries operates (including, if applicable, the Payment Card Industry Data Security Standard (PCI DSS)); and (iv) Contracts into which the Company or any of its Subsidiaries has entered or by which it is otherwise bound.

(cc) “DOJ” means the United States Department of Justice or any successor thereto.

(dd) “Employee Plan” means each material “employee benefit plan” (within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA) and each other material plan, program, arrangement, policy or contract relating to severance, change in control, employment, compensation, vacation, incentive, bonus, retention, stock option, restricted stock, restricted or deferred stock unit, stock purchase or other equity or equity-based compensation (including all awards under the Company Stock Plans), deferred compensation or other employee benefit plan, program, arrangement, or policy sponsored, maintained or contributed to by the Company or any Subsidiary of the Company for the benefit of any current or former director, officer, independent contractor, or employee of the Company or any Subsidiary or any spouse, dependent, or beneficiary thereof, or with respect to which the Company or any Subsidiary of the Company has or reasonably expects to have any liability or obligation.

(ee) “Environmental Law” means any Law enacted or in effect on or prior to the Closing Date relating to public or worker health and safety (to the extent relating to exposure to Hazardous Materials), the protection of the environment (including ambient or indoor air, surface water, groundwater or land) or pollution, including any such Law relating to the production, use, storage, treatment, transportation, recycling, disposal, discharge, release or other handling of, or exposure to, any Hazardous Materials, or the investigation, clean-up or remediation thereof.

(ff) “Environmental Permits” means Governmental Authorizations required under Environmental Laws.

(gg) “Equity Commitment Letter” means that certain Equity Commitment Letter, dated as of the date of this Agreement, by and between the Cerberus Purchaser and Cerberus Corporate Credit Fund, L.P. substantially in the form attached to this Agreement as Exhibit G, pursuant to which Cerberus Corporate Credit Fund, L.P. has committed, subject to the terms and conditions thereof, to provide equity financing to the Cerberus Purchaser, directly or indirectly, in the amounts set forth therein for the purpose of funding the aggregate value of the consideration payable by the Cerberus Purchaser in the Other Transaction involving the Cerberus Purchaser.

(hh) “ERISA” means the Employee Retirement Income Security Act of 1974.

(ii) “ERISA Affiliate” means, with respect to any entity, trade or business, any other entity, trade or business that is (or was at any relevant time) a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes the first entity, trade or business, or that is (or was at any relevant time) a member of the same “controlled group” as the first entity, trade or business pursuant to Section 4001(a)(14) of ERISA.

(jj) “Exchange Act” means the Securities Exchange Act of 1934.

(kk) “Foreign Note” means the secured promissory note due December 31, 2021 issued by a Subsidiary of the Company (Rentrak B.V.) on December 31, 2019.

(ll) “Fraud” means, with respect to any Person, the omission or misrepresentation of fact by such Person, which omission or misrepresentation involves the intent of such Person to deceive another Person and to induce him, her or it to enter into this Agreement and the actual knowledge by such Person that the omission or misrepresentation made by such Person was inaccurate in any material respect at the time it was made and upon which such other Person has reasonably relied.

(mm) “FTC” means the United States Federal Trade Commission or any successor thereto.

(nn) “GAAP” means generally accepted accounting principles, consistently applied, in the United States.

(oo) “Government Official” means (i) any official, officer, employee, or representative of, or any Person acting in an official capacity for or on behalf of, any Governmental Authority, (ii) any political party or party official or candidate for political office or (iii) any company, business, enterprise or other entity owned, in whole or in part, or controlled by any person described in the foregoing clause (i) or (ii) of this definition.

(pp) “Governmental Authority” means any government, political subdivision, governmental, administrative or regulatory entity or body, department, commission, board, agency or instrumentality, or other legislative, executive or judicial governmental entity, and any court, tribunal, judicial or arbitral body, in each case whether federal, national, state, county, municipal, provincial, local, foreign or multinational.

(qq) “Governmental Authorization” means any authorizations, approvals, licenses, franchises, clearances, permits, certificates, waivers, consents, exemptions, variances, expirations and terminations of any waiting period requirements (including, pursuant to Antitrust Laws) issued by or obtained from, and notices, filings, registrations, qualifications, declarations and designations with, a Governmental Authority.

(rr) “Hazardous Materials” means any substance, waste, or material that is regulated by or for which standards of conduct or liability may be imposed pursuant to Environmental Laws, including petroleum and petroleum byproducts, per- and poly-fluoroalkyl substances, polychlorinated biphenyls, lead, asbestos, noise, radiation, toxic mold, odor and pesticides.

(ss) “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

(tt) “Intellectual Property” means all intellectual property and proprietary rights throughout the world, including: (i) all patents, patent applications, patent disclosures, and inventions and all improvements thereto (whether or not patentable or reduced to practice), and all reissues, continuations, continuations-in-part, revisions, divisional, extensions, applications therefor, and reexaminations in connection therewith (“Patents”); (ii) all copyrights, works of authorship (whether or not copyrightable), moral rights, and all registrations, applications and renewals therefor and any other rights corresponding thereto throughout the world (“Copyrights”); (iii) trademarks, service marks, internet domain names, corporate names, trade dress rights and similar designation of origin and rights therein, other indicia of origin, and all registrations, renewals and applications in connection therewith, together with all of the goodwill associated with any of the foregoing (“Marks”); (iv) rights in trade secrets and confidential and proprietary information, including trade secrets, know-how, business rules, data analytic techniques and methodologies, formulae, ideas, concepts, discoveries, innovations, improvements, results, reports, information, research, laboratory and programmer notebooks, methods, procedures, proprietary technology, operating and maintenance manuals, engineering and other drawings and sketches, customer lists, supplier lists, pricing information, cost information, business manufacturing and production processes and techniques, designs, specifications, and blueprints (collectively, “Trade Secrets”); (v) rights in Software; and (vi) rights in data, databases, data repositories, data lakes and collections of data (collectively, “Data”).

(uu) “Intervening Event” means any change, event, effect or circumstance that has materially improved the business, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole (other than any event, occurrence, fact or change resulting from a breach of this Agreement by the Company), in each case that (i) is not known or is not reasonably foreseeable by the Company Board as of the date hereof, which change, event, effect or circumstance becomes known to the Company Board prior to receipt of the Requisite Stockholder Approvals and (ii) does not relate to any Acquisition Proposal, the Purchaser or the Other Purchasers; provided that in no event shall the following constitute, or be taken into account in determining the existence of, an Intervening Event: (A) the fact that the Company and its Subsidiaries meet or exceed (1) any public estimates or expectations for the Company’s revenue, earnings or other financial performance or results of operations for any period or (2) any internal budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the underlying cause of any such events may be taken into consideration when determining whether an Intervening Event has occurred); (B) changes in the price or trading volume of the Company Common Stock, in and of itself (it being understood that the underlying cause of such change may be taken into consideration when determining whether an Intervening Event has occurred); or (C) changes in conditions generally affecting the industries in which the Company and its Subsidiaries conduct business.

(vv) “IRS” means the United States Internal Revenue Service or any successor thereto.

(ww) “Knowledge” of the Company, with respect to any matter in question, means the actual knowledge of the Company’s Chief Executive Officer, Chief Financial Officer, Chief Product Officer, General Counsel, Chief Commercial Officer and Chief Revenue Officer, in each case after reasonable inquiry.

(xx) “Law” means any federal, national, state, county, municipal, provincial, local, foreign or multinational law, act, statute, constitution, common law, ordinance, code, decree, writ, order, judgment, injunction, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

(yy) “Legal Proceeding” means any claim, action, charge, complaint, lawsuit, litigation, audit, investigation, inquiry, proceeding, arbitration or other similar legal proceeding brought by or pending before any Governmental Authority, arbitrator or other tribunal.

(zz) “Lien” means any lien, security interest, deed of trust, mortgage, pledge, encumbrance, restriction on transfer, proxies, voting trusts or agreements, hypothecation, assignment, claim, right of way, defect in title, encroachment, easement, restrictive covenant, charge, deposit arrangement or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any restriction on the voting interest of any security, any restriction on the transfer of any security (except for those imposed by applicable securities Laws) or other asset or any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).

(aaa) “Material Contract” means any of the following Contracts of the Company or any of its Subsidiaries:

(i) any “material contract” (as defined in Item 601(b)(10) of Regulation S-K promulgated by the SEC, other than those agreements and arrangements described in Item 601(b)(10)(iii) of Regulation S-K) with respect to the Company and its Subsidiaries, taken as whole;

(ii) any Contract containing any covenant (A) limiting the right of the Company or any of its Subsidiaries to engage in any line of business that is material to the Company and its Subsidiaries, taken as a whole, or (B) containing and limiting the right of the Company or any of its Subsidiaries pursuant to any “minimum requirement,” “most favored nation” or “exclusivity” provisions, in each case, other than any such Contracts that (1) may be cancelled without material liability to the Company or its Subsidiaries upon notice of 90 days or less or (2) are not material to the Company and its Subsidiaries, taken as a whole;

(iii) any Contract with respect to the future issuance of Company Securities (other than the Other Purchase Agreements, the Company Stock Plans and the awards made thereunder);

(iv) any Contract entered into within the two year period prior to the date of this Agreement (A) relating to a disposition or acquisition of assets by the Company or any of its Subsidiaries that will occur or be consummated after the date of this Agreement for a purchase price in excess of $5,000,000, other than dispositions or acquisitions of products or services in the ordinary course of business or solely among the Company and its Subsidiaries; or (B) pursuant to which the Company or any of its Subsidiaries will acquire after the date of this Agreement any material ownership interest in any other Person or other business enterprise other than any existing Subsidiary of the Company;

(v) any letter of credit in excess of $5,000,000, or any mortgages, indentures, guarantees, loans or credit agreements, security agreements or other Contracts (other than letters of credit) relating to indebtedness, including the borrowing of money or extension of credit, in each case in excess of $5,000,000 other than (A) accounts receivables and payables incurred in the ordinary course of business; (B) loans to Subsidiaries of the Company in the ordinary course of business; (C) intercompany loans, receivables and payables among the Company and its Subsidiaries; and (D) extensions of credit to customers in the ordinary course of business;

(vi) any Contract providing for indemnification of any officer, director or employee by the Company or any of its Subsidiaries, other than pursuant to such entity’s Organizational Documents, as required to be provided by the law of the jurisdiction of such entity’s organization, and Contracts entered into with employees covering actions taken within the scope of employment or with third party service providers for nominee or similar services, in each case, in a customary form;

(vii) any Contract that involves a joint venture, partnership or similar arrangement, in each case, involving the ownership of equity interests in another Person;

(viii) any Contract (other than purchase orders in the ordinary course of business that are terminable or cancelable without penalty on 90 days’ notice or less) under which the Company or any of its Subsidiaries is a purchaser of goods and services which, pursuant to the terms thereof, requires payments by the Company or any of its Subsidiaries in excess of $5,000,000 within any 12-month period;

(ix) any Collective Bargaining Agreement;

(x) any Contract that is a settlement, conciliation or similar agreement with any Governmental Authority or Person pursuant to which the Company or a Subsidiary will have any material outstanding obligation after the date of this Agreement;

(xi) any agreement to purchase Real Property or any interest therein;

(xii) any Lease;

(xiii) any master services agreement and other Contracts (other than purchase orders, service orders, statements of work, invoices, sales orders, bills, shipping orders, credit memos, sales receipts, proposals or other similar items) with the top ten customers and top ten suppliers of the Company and its Subsidiaries, taken as a whole, by revenue or cost (as applicable) for the 12 months ended June 30, 2020;

(xiv) any Contract that relates, in any material respect, to any Intellectual Property that is material to the Company or any of its Subsidiaries, including any (A) license or other grant of any rights or interest in any material Intellectual Property owned by the Company, any of its Subsidiaries or any third party, (B) material research, development or assignment agreement, and (C) agreement affecting the ability of the Company, and any of its Subsidiaries or any third party to enforce, own, register, license, use, disclose, transfer or otherwise exploit any material Intellectual Property (including any covenant not to sue or co-existence or settlement agreements), other than (1) licenses for commercially available, off-the-shelf software with a replacement cost or annual license, subscription, maintenance, and other fees of less than $250,000 in the aggregate and (2) non-exclusive licenses granted by the Company or any of its Subsidiaries in the ordinary course of business;

(xv) any agreement under which a broker, finder or similar fee commission, or other like payment is payable;

(xvi) any Contract with Starboard Value LP or any of its Affiliates currently in effect and with existing rights or obligations; and

(xvii) any Contract that commits the Company or any of its Subsidiaries to enter into the foregoing.

(bbb) “NASDAQ” means the Nasdaq Global Select Market and any successor stock exchange or inter-dealer quotation system operated by the Nasdaq Global Select Market or any successor thereto.

(ccc) “Organizational Documents” means the certificate of incorporation, bylaws, certificate of formation, partnership agreement, limited liability company agreement and all other similar documents, instruments or certificates executed, adopted or filed in connection with the creation, formation or organization of a Person, including any amendments thereto.

(ddd) “Other Purchase Agreements” means, collectively, the Qurate Purchase Agreement and the Cerberus Purchase Agreement.

(eee) “Other Purchasers” means, collectively, the Qurate Purchaser and the Cerberus Purchaser.

(fff) “Other Transactions” means, collectively, (i) the issuance and sale to the Qurate Purchaser of shares of Series B Preferred Stock in accordance with the provisions of the Qurate Purchase Agreement and (ii) the issuance and sale to the Cerberus Purchaser of shares of Series B Preferred Stock in accordance with the provisions of the Cerberus Purchase Agreement.

(ggg) “Permitted Liens” means any of the following: (i) Liens for Taxes, assessments and governmental charges or levies either not yet delinquent or that are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established to the extent required by GAAP; (ii) mechanics, carriers’, workmen’s, warehouseman’s, repairmen’s, materialmen’s or other Liens or security interests that are not yet due or that are being contested in good faith and by appropriate proceedings; (iii) pledges or deposits to secure obligations pursuant to workers’ compensation Law or similar legislation or to secure public or statutory obligations; (iv) pledges or deposits to secure the performance of appeal bonds, fidelity bonds and other obligations of a similar nature, in each case in the ordinary course of business; (v) easements, covenants and rights of way (unrecorded and of record) and other similar Liens (or other encumbrances), and zoning, building and other similar codes or restrictions, in each case imposed by any governmental authority having jurisdiction over the Real Property and that do not adversely affect in any material respect, and are not violated by, the current use, operation or occupancy of such Real Property or the operation of the business of the Company and its Subsidiaries thereon; (vi) Liens the existence of which are disclosed in the notes to the most recent consolidated financial statements of the Company included in the Company SEC Reports; and (vii) any non-exclusive license of any Intellectual Property granted by the Company or any of its Subsidiaries in the ordinary course of business.

(hhh) “Person” means any individual, corporation (including any non-profit corporation), limited liability company, joint stock company, general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, firm, Governmental Authority or other enterprise, association, organization or entity.

(iii) “Personal Information” means any Data or other information (including protected health information) (i) that, alone or when combined with other Data, identifies, allows the identification of, relates to, describes, is reasonably capable of being associated with, or could reasonably be linked, directly or indirectly, with an individual, or about or from an individual, including any personally identifiable Data (e.g., name, address, phone number, email address, financial account number, payment card Data, government issued identifier, and health or medical information), or (ii) that is otherwise protected by or subject to any applicable Laws concerning Data protection, privacy, or security, or considered personal information or personal data under applicable Laws.

(jjj) “Process” (or “Processing” or “Processed”) means any operation or set of operations which is performed on Data or other information or sets or collections thereof, such as the development, access, collection, use, adaption, recording, retrieval, organization, structuring, erasure, exploitation, processing, storage, sharing, copying, display, distribution, transfer, transmission, disclosure, aggregation, destruction, or disposal thereof.

(kkk) “Purchase Price” means $68,000,000, which amount is calculated by multiplying the number of Purchased Shares by the Share Price.

(lll) “Purchased Shares” means 27,509,203 shares of Series B Preferred Stock to be purchased by the Purchaser pursuant to the terms of this Agreement.

(mmm) “Purchaser Fundamental Representations” means the representations and warranties set forth in Section 4.1 (Organization; Good Standing); Section 4.2 (Corporate Power; Enforceability); Section 4.3(a) (Non-Contravention) and Section 4.8 (Brokers).

(nnn) “Qurate Purchaser” means Qurate Retail, Inc., a Delaware corporation.

(ooo) “Qurate Purchase Agreement” means that certain Series B Convertible Preferred Stock Purchase Agreement, dated as of even date herewith, by and between the Company and the Qurate Purchaser.

(ppp) “Real Property” means real property, including all land, together with all buildings, structures, improvements and fixtures located thereon, and all easements and other rights and interests appurtenant thereto.

(qqq) “Registered Intellectual Property” means all United States, international and foreign (i) Patents and Patent applications (including provisional applications); (ii) registered Marks and applications to register Marks (including intent-to-use applications, or other registrations or applications related to Marks, including, for clarity, internet domain names); and (iii) registered Copyrights and applications for Copyright registration.

(rrr) “Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.

(sss) “SEC” means the United States Securities and Exchange Commission or any successor thereto.

(ttt) “Securities Act” means the Securities Act of 1933.

(uuu) “Security Incident” means actions that have resulted in an actual or alleged cyber or security incident that have had or would reasonably be expected to have an adverse effect on a system (including Company Systems) or any Sensitive Information (including any Processed, stored, or transmitted thereby or contained therein), including an occurrence that has jeopardized or would reasonably be expected to jeopardize the confidentiality, integrity, or availability of a system or any Sensitive Information. A Security Incident includes incidents of security breach, denial of service, phishing attack, ransomware and malware attack; or the unauthorized entry, access, collection, use, processing, storage, sharing, distribution, transfer, disclosure, or destruction of, any Company Systems or Sensitive Information, or any loss, distribution, compromise or unauthorized disclosure of any of the foregoing.

(vvv) “Sensitive Information” means, in any form or medium, any (i) Trade Secrets or other material confidential information, (ii) privileged or proprietary information that, if compromised through any theft, interruption, modification, corruption, loss, misuse or unauthorized access or disclosure, could cause serious harm to the organization owning it, (iii) information protected by Law, and (iv) Personal Information.

(www) “Series B Preferred Stock” means the Series B Convertible Preferred Stock of the Company, par value $0.001 per share, the terms of which are set forth in the Certificate of Designation.

(xxx) “Share Price” means $2.4719 per share.

(yyy) “Software” means, in any form or medium, any and all software and computer programs, source code, object code, Data, software implementations of algorithms, models and methodologies, firmware, application programming interfaces, descriptions, schematics, specifications, flow charts and other work product used to design, plan, organize and develop any of the foregoing, and all documentation, information and manuals related to any of the foregoing.

(zzz) “Starboard Agreement” means that certain Agreement, dated as of the date of this Agreement, by and among the Company and certain funds affiliated with or managed by Starboard Value LP, pursuant to which, among other things, the Company will pay off all outstanding balances under the Company Notes and issued shares of Company Common Stock in connection therewith, on the terms and subject to the conditions set forth therein.

(aaaa) “Starboard Agreements” means the Starboard NDA and the Starboard Agreement, collectively.

(bbbb) “Starboard NDA” means that certain Confidentiality Agreement, dated as of December 26, 2020, by and between the Company and Starboard Value LP, as amended as of the date hereof.

(cccc) “Subsidiary” means, with respect to any Person, any other Person (other than a natural Person) of which securities or other ownership interests (i) having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions or (ii) representing more than 50% of such securities or ownership interests, in each case, are at the time directly or indirectly owned by such first Person.

(dddd) “Subsidiary Securities” has the same meaning ascribed to “Company Securities”, except that all references to “the Company” therein shall be deemed to be replaced with “any Subsidiary of the Company”.

(eeee) “Superior Proposal” means any bona fide written Acquisition Proposal for an Acquisition Transaction on terms that the Company Board (or a committee thereof) has determined in good faith (after consultation with its financial advisors and outside legal counsel) (i) is more favorable, from a financial point of view, to the Company Stockholders than the Transactions, taken as a whole, and (ii) is reasonably likely to be consummated on its terms (in the case of each of clauses (i) and (ii), taking into account any legal, regulatory, financial, timing, financing and other aspects of such proposal, including the identity of the Person making the proposal and any revisions to this Agreement and the Other Purchase Agreements made or proposed in writing by the Purchaser and the Other Purchasers prior to the time of such determination). For purposes of the reference to an “Acquisition Proposal” in this definition, all references to “10%” in the definition of “Acquisition Transaction” will be deemed to be references to “25%.”

(ffff) “Tax” or “Taxes” means any taxes and similar assessments, fees, and other governmental charges imposed by any Governmental Authority, including income, profits, gross receipts, net proceeds, ad valorem, value added, turnover, sales, use, property, personal property (tangible and intangible), stamp, excise, duty, franchise, capital stock, transfer, payroll, employment, severance, and estimated tax, and any unclaimed property or escheat obligations, together with any interest and any penalties, additions to tax or additional amounts imposed by any Governmental Authority, whether disputed or not, and any secondary liabilities for any of the foregoing amounts payable as a transferee or successor, by assumption or by Contract or by operation of Law.

(gggg) “Tax Return” means any return, report, statement, information return or other document (including any related or supporting information) filed or required to be filed with any Governmental Authority in connection with the determination, assessment, collection or administration of any Taxes.

(hhhh) “Transactions” means the Transaction and the Other Transactions, collectively.

(iiii) “Transaction Documents” means this Agreement, the Other Purchase Agreements, the Company Disclosure Letter, the Registration Rights Agreement, the Stockholders Agreement and the Equity Commitment Letter.

(jjjj) “Transaction Litigation” means any Legal Proceeding commenced against a Party, any of its Subsidiaries or Affiliates, any of their respective directors or officers, or otherwise relating to, involving or affecting such Persons, in each case in connection with, arising from or otherwise relating to the Transactions or any other transaction contemplated by this Agreement, other than any Legal Proceedings among the Parties related to this Agreement or the other Transaction Documents.

(kkkk) “Transfer Taxes” means any transfer, sales, use, stamp, documentary, registration, value added or other similar Taxes; provided, for the avoidance of doubt, that Transfer Taxes shall not include any income, franchise or similar Taxes.

(llll) “Underlying Shares” means the shares of Company Common Stock issuable upon conversion of the Purchased Shares in accordance with the Certificate of Designation.

(mmmm) “WARN Act” means the Worker Adjustment and Retraining Notification Act of 1988, as amended, or any similar Laws regarding plant closings or mass layoffs.

(nnnn) “Warrants” means the Series A Warrant to acquire up to 5,457,026 shares of Company Common Stock issued and outstanding on the date of this Agreement.

1.2 Index of Defined Terms. The following capitalized terms have the respective meanings given to them in the respective Sections of this Agreement set forth opposite each of the capitalized terms below:

Term	Section Reference
Agreement	Preamble
Alternative Acquisition Agreement	5.3(a)
BIS	3.21(b)
Bylaws	3.1
Capitalization Date	3.7(a)
CFIUS	4.5
Charter	3.1
Charter Agreements	7.2(k)
Chosen Courts	10.10(a)
Closing	2.2
Closing Date	2.2
Collective Bargaining Agreement	3.19(a)
Comcast Agreement(s)	7.2(l)
Company	Preamble
Company Board Recommendation	3.3(a)
Company Board Recommendation Change	5.3(c)
Company Breach Notice Period	9.1(e)
Company Disclosure Letter	Article III
Company Preferred Stock	3.7(a)
Company Related Parties	9.3(e)(i)
Company SEC Reports	3.9
Company Securities	3.7(c)

Term	Section Reference
Company Stockholder Meeting	6.4(a)
Confidentiality Agreement	10.4
Contracting Party	10.12
Copyrights	1.1(tt)
Data	1.1(tt)
DGCL	3.1
Electronic Delivery	10.14
Expense Reimbursement	9.3(b)(iii)
Indemnified Party	8.4(d)
Indemnity Cap	8.4(a)
Indemnifying Party	8.4(d)
Lease	3.14(b)
Leased Real Property	3.14(b)
Losses	8.2
Marks	1.1(tt)
Nonparty Affiliate	10.12
Notice Period	5.3(d)(ii)(3)
OFAC	3.21(a)
Owned Real Property	3.14(a)
Party	Preamble
Patents	1.1(tt)
Payoff Letters	6.6
Proxy Statement	6.3(a)
Purchaser	Preamble
Purchaser Breach Notice Period	9.1(g)
Purchaser Related Parties	9.3(e)(ii)
Real Property	3.14(b)
Recovery Costs	9.3(d)
Representatives	5.3(a)
Requisite Stockholder Approvals	3.4
Stockholders Agreement	7.2(j)
Termination Date	9.1(c)
Third-Party Claim	8.5
Trade Laws	3.21(a)
Trade Secrets	1.1(tt)
Transaction	Recitals

1.3 Certain Interpretations.

(a) When a reference is made in this Agreement to an Article or a Section, such reference is to an Article or a Section of this Agreement unless otherwise indicated. When a reference is made in this Agreement to a Schedule or Exhibit, such reference is to a Schedule or Exhibit to this Agreement, as applicable, unless otherwise indicated.

(b) When used herein, (i) the words “hereof,” “herein” and “herewith” and words of similar import will, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement; and (ii) the words “include,” “includes” and “including” will be deemed in each case to be followed by the words “without limitation.”

(c) Unless the context otherwise requires, “neither,” “nor,” “any,” “either” and “or” are not exclusive.

(d) The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and does not simply mean “if.”

(e) When used in this Agreement, references to “$” or “Dollars” are references to U.S. dollars.

(f) The meaning assigned to each capitalized term defined and used in this Agreement is equally applicable to both the singular and the plural forms of such term, and words denoting any gender include all genders. Where a word or phrase is defined in this Agreement, each of its other grammatical forms has a corresponding meaning.

(g) When reference is made to any Party to this Agreement or any other agreement or document, such reference includes such Party’s successors and permitted assigns. References to any Person include the successors and permitted assigns of that Person.

(h) Unless the context otherwise requires, all references in this Agreement to the Subsidiaries of a Person will be deemed to include all direct and indirect Subsidiaries of such Person.

(i) A reference to any specific Law or to any provision of any Law includes any amendment to, and any modification, re-enactment or successor thereof, any legislative provision substituted therefor and all rules, regulations and statutory instruments issued thereunder or pursuant thereto, except that, for purposes of any representations and warranties in this Agreement that are made as of a specific date, references to any specific Law will be deemed to refer to such legislation or provision (and all rules, regulations and statutory instruments issued thereunder or pursuant thereto) as of such date.

(j) References to any agreement or Contract are to that agreement or Contract as amended, modified or supplemented (including by waiver or consent) from time to time in accordance with the terms hereof and thereof, except that for purposes of any representations and warranties in this Agreement that are made as of a specific date, references to any specific Contract will be deemed to refer to such Contract as of such date.

(k) All accounting terms used herein will be interpreted, and all accounting determinations hereunder will be made, in accordance with GAAP.

(l) The table of contents and headings set forth in this Agreement are for convenience of reference purposes only and will not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision hereof.

(m) The measure of a period of one month or year for purposes of this Agreement will be the date of the following month or year corresponding to the starting date. If no corresponding date exists, then the end date of such period being measured will be the next actual date of the following month or year (for example, one month following February 18 is March 18 and one month following March 31 is May 1).

(n) The Parties agree that they have been represented by legal counsel during the negotiation, execution and delivery of this Agreement and therefore waive the application of any Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document.

(o) No summary of this Agreement or any Exhibit or Schedule delivered herewith prepared by or on behalf of any Party will affect the meaning or interpretation of this Agreement or such Exhibit or Schedule.

(p) The information contained in this Agreement and in the Company Disclosure Letter is disclosed solely for purposes of this Agreement, and no information contained herein or therein will be deemed to be an admission by any Party to any third Person of any matter whatsoever, including (i) any violation of Law or breach of Contract; or (ii) that such information is material or that such information is required to be referred to or disclosed under this Agreement.

(q) The representations and warranties in this Agreement are the product of negotiations among the Parties and are for the sole benefit of the Parties. Any inaccuracies in such representations and warranties are subject to waiver by the Parties in accordance with Section 9.5 without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the Parties of risks associated with particular matters regardless of the knowledge of any of the Parties. Consequently, Persons other than the Parties may not rely on the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

(r) Documents or other information or materials will be deemed to have been “made available” by the Company if such documents, information or materials have been (i) posted and made available to the Purchaser in a virtual data room managed by the Company at https://www.dfinsolutions.com/ prior to the date hereof; (ii) delivered or provided to the Purchaser or its Affiliates or Representatives; or (iii) filed or furnished by the Company with, and available through, the SEC’s Electronic Data Gathering and Retrieval System, in each of clauses (ii) and (iii), at least two Business Days prior to the date hereof.

(s) All references to “ordinary course of business” will be deemed to be followed by the words “consistent with past practice,” subject, however, to such commercially reasonable actions as are reasonably necessary given changing economics and other conditions, circumstances or events relating to or arising from the COVID-19 pandemic.

(t) All references to time shall refer to New York City time unless otherwise specified.

ARTICLE II

AGREEMENT TO SELL AND PURCHASE

2.1 Sale and Purchase. Subject to the terms and conditions hereof, the Company hereby agrees to issue and sell to the Purchaser, and the Purchaser hereby agrees to purchase from the Company, the Purchased Shares, and the Purchaser agrees to pay the Company the Purchase Price.

2.2 The Closing. The consummation of the Transactions will take place at a closing (the “Closing”) to occur at (a) 9:00 a.m., New York City time, at the offices of Vinson & Elkins LLP, 1114 Avenue of the Americas, New York, NY 10036, on the fifth Business Day after the satisfaction or waiver (to the extent permitted hereunder) of the last to be satisfied or waived of the conditions set forth in Article VII (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent permitted hereunder) of such conditions); or (b) such other time, location and date as the Parties mutually agree in writing. The date on which the Closing actually occurs is referred to as the “Closing Date.”

2.3 Adjustments. If between the date of this Agreement and the Closing Date the outstanding shares of Company Common Stock shall have been changed into a different number of shares or a different class by reason of the occurrence of any stock split, reverse stock split, stock dividend (including any dividend or other distribution of securities convertible into Company Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change, the Share Price, Purchase Price and Purchased Shares to be delivered pursuant to this Article II shall be appropriately adjusted to reflect such stock split, reverse stock split, stock dividend (including any dividend or other distribution of securities convertible into Company Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change.

2.4 Independent Nature of Purchasers’ Obligations and Rights. The obligations of the Purchaser under this Agreement are several and not joint with the obligations of the Other Purchasers, and the Purchaser shall not be responsible in any way for the performance of the obligations of the Other Purchasers under the Other Purchase Agreements. Nothing contained herein, and no action taken by the Purchaser pursuant hereto or the Other Purchasers pursuant to the Other Purchase Agreements, shall be deemed to constitute a partnership, an association, a joint venture or any other kind of entity among the Purchaser and the Other Purchasers, or create a presumption that the Purchaser and the Other Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or the Other Purchase Agreements. The Purchaser shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement, and it shall not be necessary for the Other Purchasers to be joined as an additional party in any proceeding for such purpose.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

With respect to any Section of this Article III, except: (a) as disclosed in the Company SEC Reports filed by the Company or furnished by the Company to the SEC, in each case pursuant to the Exchange Act on or after January 1, 2018 and at least two Business Days prior to the date of this Agreement (other than any predictive or cautionary disclosures contained or referenced therein under the captions “Risk Factors” and “Quantitative and Qualitative Disclosures About Market Risk,” or disclosure set forth in any “forward-looking statements” disclaimer); or (b) subject to the terms of Section 10.13, as set forth in the disclosure letter delivered by the Company to the Purchaser on the date of this Agreement (the “Company Disclosure Letter”); provided that in no event will any disclosure in the Company SEC Reports qualify or limit the Company Fundamental Representations, the Company hereby represents and warrants to the Purchaser as follows:

3.1 Organization; Good Standing. The Company is a corporation duly organized, validly existing and in good standing pursuant to the General Corporation Law of the State of Delaware (the “DGCL”). The Company has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties, rights and assets, except where the failure to have such power or authority, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. The Company is duly qualified to do business and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary (with respect to jurisdictions that recognize the concept of good standing), except where the failure to be so qualified or in good standing has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. The Company has made available to the Purchaser true, correct and complete copies of the Amended and Restated Certificate of Incorporation (the “Charter”) and the Amended and Restated Bylaws of the Company (the “Bylaws”), each as amended to date. The Company is not in violation of the Charter or the Bylaws in any material respect.

3.2 Corporate Power; Enforceability.

(a) The Company has the requisite corporate power and authority to: (i) execute and deliver this Agreement and the other Transaction Documents; (ii) perform its covenants and obligations hereunder and thereunder; and (iii) subject to receiving the Requisite Stockholder Approvals, consummate the Transactions and the other transactions contemplated by this Agreement and the other Transaction Documents. The execution and delivery of this Agreement and the other Transaction Documents by the Company, the performance by the Company of its covenants and obligations hereunder, and the consummation of the transactions contemplated by this Agreement and the other Transaction Documents, have been duly authorized and approved by the Company Board, and except for obtaining the Requisite Stockholder Approvals, no other corporate action on the part of the Company or its Stockholders is necessary to authorize the execution and delivery of this Agreement or the other Transaction Documents, the performance by the Company of its covenants and obligations and the consummation by the Company of the transactions contemplated by this Agreement or the other Transaction Documents. This Agreement and each other Transaction Document has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforceability: (A) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally; and (B) is subject to general principles of equity.

(b) Subject to the filing of the Certificate of Amendment with the Secretary of State for the State of Delaware, the Company has all requisite power and authority to issue, sell and deliver the Purchased Shares, in accordance with and upon the terms and conditions set forth in this Agreement and the Certificate of Designation. The Certificate of Designation sets forth the rights, preferences and priorities of the Series B Preferred Stock, and the holders of the Series B Preferred Stock will have the rights set forth in the Certificate of Designation upon filing with the Secretary of State for the State of Delaware. All corporate action required to be taken by the Company for the authorization, issuance, sale and delivery of the Purchased Shares, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby has been, or will at the time of Closing be, validly taken. Other than the Requisite Stockholder Approvals, no approval from the holders of Company Common Stock is required under the Organizational Documents of the Company or the NASDAQ rules in connection with the Transactions.

3.3 Company Board Approval; Anti-Takeover Laws.

(a) Company Board Approval. The Company Board, at a meeting duly called and held, has adopted resolutions, prior to the execution of this Agreement: (i) determining that it is in the best interests of the Company and the Company Stockholders that the Company enter into this Agreement and the other Transaction Documents and consummate the Transactions and the other transactions contemplated hereby and thereby on the terms and subject to the conditions set forth herein and therein; (ii) approving and declaring advisable this Agreement, the other Transaction Documents, the Transactions and the other transactions contemplated hereby and thereby on the terms and subject to the conditions set forth herein and therein; (iii) resolving to recommend that the Company Stockholders approve the Transactions and adopt the Certificate of Amendment; and (iv) directing that the Transactions and the Certificate of Amendment be submitted to the Company Stockholders for approval and adoption (clauses (ii), (iii) and (iv), collectively, the “Company Board Recommendation”).

(b) Anti-Takeover Laws. Assuming that the representations of the Purchaser set forth in Section 4.7 are true and correct, the Company Board has taken all necessary actions so that the restrictions contained in Section 203 of the DGCL applicable to a “business combination” (as defined in Section 203 of the DGCL) shall not apply to the execution, delivery or performance of this Agreement or the other Transaction Documents or the consummation of the Transactions or other transactions contemplated hereby and thereby and any other similar applicable “anti-takeover” Law will not be applicable to this Agreement or the other Transaction Documents or the consummation of the Transactions or any other transaction contemplated hereby or thereby.

3.4 Requisite Stockholder Approvals.

(a) The approval of the Transactions by the affirmative vote of the majority of shares of Company Common Stock present or represented by proxy at the Company Stockholder Meeting and entitled to vote on such matter and the adoption of the Certificate of Amendment by the affirmative vote of the majority of shares of Company Common Stock outstanding and entitled to vote on such matter (the “Requisite Stockholder Approvals”) are the only votes or approvals of the holders of any class or series of capital stock of the Company necessary under applicable Law, the NASDAQ rules, the Charter or the Bylaws to consummate the Transactions and the other transactions contemplated in this Agreement and the other Transaction Documents.

(b) No appraisal or dissenters’ rights (pursuant to Section 262 of the DGCL or otherwise) will be available to holders of shares of Company Common Stock in connection with the Transactions.

3.5 Non-Contravention. Except as set forth on Section 3.5 of the Company Disclosure Letter, the execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and obligations hereunder, and the consummation of the Transactions and the other transactions contemplated by this Agreement and the other Transaction Documents do not: (a) violate or conflict with any provision of the Charter or the Bylaws; (b) violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration or the vesting or receipt of any benefit or value to a third party, pursuant to any Material Contract; (c) assuming compliance with the matters referred to in Section 3.6 and, in the case of the consummation of the Transactions, subject to obtaining the Requisite Stockholder Approvals, violate or conflict with any Law or order applicable to the Company or any of its Subsidiaries or by which any of their respective properties or assets are bound; or (d) result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets of the Company or any of its Subsidiaries, except in the case of each of clauses (b), (c) and (d) for such consents as have been obtained and violations, conflicts, breaches, defaults, terminations, accelerations or Liens that have not had, and would not reasonably be expected to have, a Company Material Adverse Effect.

3.6 Requisite Governmental Approvals. No Governmental Authorization is required on the part of the Company in connection with: (a) the execution and delivery of this Agreement by the Company; (b) the performance by the Company of its covenants and obligations pursuant to this Agreement; or (c) the consummation of the Transactions and the other transactions contemplated by this Agreement, except (i) the filing of the Certificate of Designation and Certificate of Amendment with the Secretary of State of the State of Delaware, (ii) such filings and approvals as may be required by any applicable federal or state securities Laws, including compliance with any applicable requirements of the Exchange Act, (iii) compliance with any applicable requirements of NASDAQ; (iv) compliance with any applicable requirements of the HSR Act and any applicable foreign Antitrust Laws, and (v) such other Governmental Authorizations the failure of which to obtain would not reasonably be expected to have a Company Material Adverse Effect.

3.7 Company Capitalization.

(a) Capital Stock. The authorized capital stock of the Company consists of (i) 150,000,000 shares of Company Common Stock and (ii) 5,000,000 shares of preferred stock, par value $0.001 per share, of the Company (the “Company Preferred Stock”). As of 5:00 p.m., New York City time, on December 30, 2020 (such time and date, the “Capitalization Date”): (A) 72,938,546 shares of Company Common Stock were issued and outstanding; (B) no shares of Company Preferred Stock were issued and outstanding; and (C) 6,764,796 shares of Company Common Stock were held by the Company as treasury shares. All issued and outstanding shares of Company Common Stock are duly authorized and validly issued, fully paid, nonassessable and free of any preemptive rights. From the Capitalization Date to the date of this Agreement, the Company has not issued or granted any Company Securities other than pursuant to the exercise, vesting or settlement of Company Options, Company RSUs and Company PSUs granted prior to the date of this Agreement in accordance with their respective terms, pursuant to the exercise of the Warrants in accordance with their terms or pursuant to the terms of the Company Notes in accordance with their terms.

(b) Stock Reservation and Awards. As of the Capitalization Date, the Company has reserved 10,746,533 shares of Company Common Stock for issuance pursuant to the Company Stock Plans, which number excludes shares subject to outstanding awards, 5,457,026 shares of Company Common Stock for issuance pursuant to the Warrants and 24,398,995 shares of Company Common Stock for issuance pursuant to the Company Notes. As of the Capitalization Date, there were outstanding: (i) Company Options to acquire 997,192 shares of Company Common Stock with a weighted average exercise price of $9.82; (ii) 788,864 shares of Company Common Stock subject to outstanding Company RSUs; and (iii) 1,036,373 shares of Company Common Stock subject to outstanding Company PSUs (based on target achievement, if applicable).

(c) Company Securities. Except as set forth in this Section 3.7 or Section 3.7(c) of the Company Disclosure Letter, as of the Capitalization Date there were: (i) no issued and outstanding shares of capital stock of, or other equity or voting interest in, the Company; (ii) no outstanding securities of the Company convertible into or exchangeable or exercisable for shares of capital stock of, or other equity or voting interest in, the Company; (iii) no outstanding options, warrants or other rights or binding arrangements to acquire from the Company, or that obligate the Company to issue, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable or exercisable for shares of capital stock of, or other equity or voting interest in, the Company; (iv) no obligations of the Company to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security, or other similar Contract relating to any capital stock of, or other equity or voting interest (including any voting debt) in, the Company; (v) no outstanding restricted shares, restricted share units, stock appreciation rights, performance shares, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock of, or other securities or ownership interests in, the Company; (vi) no other obligations of the Company to make any payment based on the price or value of any of the items in the foregoing clauses (i) through (v) (the items in clauses (i), (ii), (iii), (iv), (v) and (vi), collectively, the “Company Securities”); (vii) no voting trusts, proxies or similar arrangements or understandings to which the Company is a party or by which the Company is bound with respect to the voting of any shares of capital stock of, or other equity or voting interest in, the Company; and (viii) no obligations or binding commitments of any character restricting the transfer of any shares of capital stock of, or other equity or voting interest in, the Company to which the Company is a party or by which it is bound. The Company is not a party to any Contract that obligates it to repurchase, redeem or otherwise acquire any Company Securities. There are no accrued and unpaid dividends with respect to any outstanding Company Securities. The Company does not have a stockholder rights plan in effect or outstanding bonds, debentures, notes or other similar obligations which provide such holder the right to vote with the holders of shares of Company Common Stock on any matter. Except as set forth on Section 3.7(c) of the Company Disclosure Letter, the announcement or consummation of the Transactions and the other transactions contemplated by this Agreement will not, in and of themselves, result in any vesting, acceleration or the receipt of any rights, benefits or value under any issued and outstanding Company Securities.

(d) Other Rights. Except as set forth on Section 3.7(d) of the Company Disclosure Letter, the Company is not a party to any Contract relating to the voting of, requiring registration of, or granting any preemptive rights, anti-dilutive rights or rights of first refusal or other similar rights with respect to any Company Securities.

(e) Valid Issuance of Shares. The Purchased Shares being purchased by the Purchaser hereunder will be duly authorized by the Company and, when issued and delivered by the Company in accordance with this Agreement and the Certificate of Designation against payment of the consideration set forth herein, will be validly issued, fully paid and non-assessable and will be free and clear of any and all Liens and restrictions on transfer, except for generally applicable transfer restrictions under applicable securities Law, the Stockholders Agreement or the Charter or such Liens as are created by the Purchaser. There are no Persons entitled to statutory, preemptive or other similar contractual rights to subscribe for the Purchased Shares. Upon issuance in accordance with the Certificate of Designation, the Underlying Shares will be duly authorized, validly issued, fully paid and non-assessable and will be free and clear of any and all Liens and restrictions on transfer, other than (i) restrictions on transfer under the Certificate of Designation, the Stockholders Agreement and under applicable state and federal securities laws and (ii) such Liens as are created by the Purchaser.

3.8 Subsidiaries.

(a) Each of the Subsidiaries of the Company (i) is duly organized, validly existing and in good standing (with respect to jurisdictions that recognize the concept of good standing) under the laws of the jurisdiction of its organization and (ii) has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets, except in each case as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. Each of the Subsidiaries of the Company is duly qualified to do business and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary (with respect to jurisdictions that recognize the concept of good standing), except where the failure to be so qualified or in good standing has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. The Company has made available to the Purchaser true, correct and complete copies of the Organizational Documents of each of the Subsidiaries of the Company.

(b) Each of the Subsidiaries of the Company is wholly owned by the Company, directly or indirectly, free and clear of any Liens. The Company does not own, directly or indirectly, any capital stock or other equity interest of, or any other securities convertible or exchangeable into or exercisable for capital stock or other equity interest of, any Person other than the Subsidiaries of the Company, and the Company directly or indirectly owns all outstanding Subsidiary Securities. No Subsidiary of the Company owns any shares of capital stock or other securities of the Company. Section 3.8 of the Company Disclosure Letter sets forth each of the Subsidiaries of the Company existing as of the date of this Agreement. Neither the Company nor any of its Subsidiaries has any Contract pursuant to which it is obligated to make any investment (in the form of a loan, capital contribution or otherwise) in any Person (other than the Company with respect to its Subsidiaries and the Subsidiaries with respect to each other).

3.9 Company SEC Reports. Since January 1, 2018 and through the date of this Agreement, the Company has filed or furnished all forms, reports and documents with the SEC that have been required to be filed or furnished by it pursuant to applicable Laws prior to the date of this Agreement (the “Company SEC Reports”). Each Company SEC Report complied, as of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseding filing), in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as the case may be, each as in effect on the date that such Company SEC Report was filed. True, correct and complete copies of all Company SEC Reports are publicly available in the Electronic Data Gathering, Analysis and Retrieval database of the SEC. As of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseded filing), each Company SEC Report did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

3.10 Company Financial Statements; Internal Controls.

(a) Company Financial Statements. The consolidated financial statements (including any related notes and schedules) of the Company filed with the Company SEC Reports: (i) were prepared in accordance Regulation S-X under the Exchange Act and with GAAP (except as may be indicated in the notes thereto or as otherwise permitted by Form 10-Q with respect to any financial statements filed on Form 10-Q); (ii) complied, as of their respective date of filing with the SEC, in all material respects with the published rules and regulations of the SEC with respect thereto and (iii) fairly present, in all material respects, the consolidated financial position of the Company as of the dates thereof and the consolidated results of operations and cash flows for the periods then ended (subject, in the case of the unaudited financial statements, to normal and recurring year-end and audit adjustments). Except as have been described in the Company SEC Reports or as set forth in Section 3.10 of the Company Disclosure Letter, there are no off-balance sheet arrangements of the type required to be disclosed pursuant to Item 303(a)(4) of Regulation S-K promulgated by the SEC.

(b) Disclosure Controls and Procedures. The Company has established and maintains, and at all times since January 1, 2019 has maintained, “disclosure controls and procedures” and “internal control over financial reporting” (in each case as defined pursuant to Rule 13a-15 and Rule 15d-15 promulgated under the Exchange Act) that are (i) with respect to disclosure controls and procedures, reasonably designed to ensure that all material information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that all such material information required to be disclosed is accumulated and communicated to the management of the Company, as appropriate, to allow timely decisions regarding required disclosure and to enable the chief executive officer and chief financial officer of the Company to make the certifications required under the Exchange Act with respect to such reports, and (ii) with respect to internal control over financial reporting, sufficient in all material respects to provide reasonable assurance (A) that transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, (B) that transactions are executed only in accordance with the authorization of management and (C) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of the Company’s properties or assets, in each case that could have a material effect on the Company’s financial statements. The Company’s management has completed an assessment of the effectiveness of the Company’s internal control over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act as of December 31, 2019, and such assessment concluded that the Company’s internal control over financial reporting was effective in providing reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with GAAP as of such date.

(c) Internal Controls. The Company has established and maintains a system of internal accounting controls that are effective in providing reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with GAAP. Neither the Company nor, to the Knowledge of the Company, the Company’s independent registered public accounting firm, has identified or been made aware of: (i) any significant deficiency or material weakness in the system of internal control over financial reporting used by the Company and its Subsidiaries that has not been subsequently remediated; or (ii) any fraud that involves the Company’s management or other employees who have a role in the preparation of financial statements or the internal control over financial reporting utilized by the Company and its Subsidiaries. Since January 1, 2019, neither the Company nor any of its Subsidiaries nor, to the Company’s Knowledge, any director, officer, employee, auditor, accountant or representative of the Company or any of its Subsidiaries has received any written complaint, allegation, assertion, or claim (or otherwise has been informed) that the Company or any of its Subsidiaries has engaged in improper or illegal accounting or auditing practices or maintains improper or inadequate internal accounting controls.

(d) As of the date of this Agreement, there are no outstanding or unresolved comments in any comment letters from the staff of the SEC relating to the Company’s SEC Reports and received by the Company prior to the date of this Agreement. None of the Company’s SEC Reports filed on or prior to the date of this Agreement, is, to the Company’s Knowledge, subject to ongoing SEC review or investigation.

3.11 No Undisclosed Liabilities. Neither the Company nor any of its Subsidiaries has any liabilities of a nature required to be reflected or reserved against on a balance sheet prepared in accordance with GAAP or notes thereto, other than liabilities: (a) reflected or otherwise reserved against in the Audited Company Balance Sheet or in the consolidated financial statements of the Company and its Subsidiaries (including the notes thereto) included in the Company SEC Reports filed prior to the date of this Agreement; (b) arising pursuant to this Agreement or incurred in connection with the Transaction; (c) incurred in the ordinary course of business (none of which is a liability resulting from noncompliance with any applicable Laws or licenses, breach of Contract, breach of warranty, tort, infringement, misappropriation, dilution, claim or lawsuit); or (d) that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Company Material Adverse Effect.

3.12 Absence of Certain Changes.

(a) Since September 30, 2020 through the date of this Agreement: (i) the business of the Company and its Subsidiaries has been conducted, in all material respects, in the ordinary course of business; and (ii) there has not been any action taken by the Company or any of its Subsidiaries that, if taken during the period from the date of this Agreement through the Closing without the Purchaser’s consent, would constitute a breach of, or require consent of the Purchaser under Section 5.2.

(b) Since December 31, 2019 through the date of this Agreement, there has not been any effect, change, development or occurrence that, individually or in the aggregate, has had, or would reasonably be expected to have, a Company Material Adverse Effect.

3.13 Material Contracts.

(a) List of Material Contracts. Section 3.13(a) of the Company Disclosure Letter contains a true, correct and complete list of all Material Contracts, as of the date of this Agreement, to which the Company or any of its Subsidiaries is a party. Prior to the date of this Agreement, the Company has made available to the Purchaser complete and correct copies of all of the Material Contracts.

(b) Validity. Each Material Contract (other than any Material Contract that has expired in accordance with its terms) is valid and binding on the Company or each Subsidiary of the Company that is a party thereto (as the case may be) and, to the Knowledge of the Company, any other party thereto and is enforceable in accordance with its terms, and is in full force and effect, except where the failure to be valid and binding and in full force and effect has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. The Company and each of its Subsidiaries, and, to the Knowledge of the Company, any other party thereto, has performed all obligations required to be performed by it under each Material Contract, except where the failure to fully perform has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. No event has occurred that, whether or not with notice or lapse of time or both, would constitute such a breach, default, acceleration of rights or an event of termination pursuant to any Material Contract by the Company or any of its Subsidiaries, or, to the Knowledge of the Company, any other party thereto, except for such breaches, defaults, acceleration or termination that have not had, and would not reasonably be expected to have, a Company Material Adverse Effect. As of the date of this Agreement, neither the Company nor any of its Subsidiaries has received written notice that it has breached, violated or defaulted under any Material Contract.

3.14 Real Property.

(a) Owned Real Property. Section 3.14(a) of the Company Disclosure Letter contains a true, correct and complete list and addresses of all of the Real Property owned by the Company or one of its Subsidiaries as of the date of this Agreement (the “Owned Real Property”). Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, the Company or one of its Subsidiaries (i) has good, marketable, indefeasible and valid title to all of the Owned Real Property, free and clear of all Liens (other than Permitted Liens) and (ii) has not leased or otherwise granted to any Person the right to use or occupy such Owned Real Property or any portion thereof. There are no outstanding options, rights of first offer or rights of first refusal to purchase the Owned Real Property or any portion thereof or interest therein.

(b) Leased Real Property. Section 3.14(b) of the Company Disclosure Letter contains a true, correct and complete list, as of the date of this Agreement, of all of the existing material leases, subleases, licenses or other agreements pursuant to which the Company or any of its Subsidiaries, leases, subleases, uses or occupies, or has the right to use or occupy, now or in the future, any real property for which the annual rent is in excess of $250,000 (such property, the “Leased Real Property,” and each such lease, sublease, license or other agreement, a “Lease”). The Company has made available to the Purchaser true, correct and complete copies of the Leases (including all material modifications, amendments and supplements thereto). Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, the Company or one of its Subsidiaries has valid leasehold estates in the Leased Real Property, free and clear of all Liens (other than Permitted Liens). Each Lease is legal, valid, binding, enforceable and in full force and effect. Neither the Company’s nor any of its Subsidiaries’ possession and quiet enjoyment of the Leased Real Property under any Lease has been disturbed, and there are no disputes with respect to any such Lease in any material respect. Neither the Company nor any of its Subsidiaries is in material breach of or default pursuant to any Lease. There are no material subleases, licenses or similar agreements granting to any Person, other than the Company or any of its Subsidiaries, any right to use or occupy the Leased Real Property or any portion thereof, now or in the future.

3.15 Environmental Matters. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect: (a) the Company and its Subsidiaries are and, since January 1, 2018, have been, in compliance with all applicable Environmental Laws and Environmental Permits; (b) since January 1, 2018 (or earlier if unresolved), no notice of violation or other notice, report, order, directive or other information has been received by the Company or any of its Subsidiaries alleging any violation of, or liability arising out of, any Environmental Law; (c) no Legal Proceeding is pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries relating to a violation of, or liability under, any Environmental Law; (d) neither the Company nor any of its Subsidiaries has transported, manufactured, distributed, handled, stored, treated, released, disposed or arranged for disposal of, or exposed any Person to, any Hazardous Materials, or owned or operated any real property contaminated by any Hazardous Materials, in each case that has resulted in an investigation or required cleanup by, or otherwise resulted in the liability of, the Company or any of its Subsidiaries; (e) the Company and its Subsidiaries have not assumed, provided an indemnity with respect to or otherwise become subject to the liability of any other Person under Environmental Laws; and (f) the Company has made available to the Purchaser copies of all environmental reports, audits or assessments and all other documents bearing on environmental, health or safety matters relating to the Company, its Subsidiaries or their current and former facilities and operations. Notwithstanding anything to the contrary in this Agreement, the representations and warranties in this Section 3.15 are the Company’s exclusive representations and warranties relating to its compliance with Environmental Law.

3.16 Intellectual Property.

(a) Section 3.16(a) of the Company Disclosure Letter sets forth (i) a true, correct and complete list as of the date of this Agreement of all Registered Intellectual Property owned by, or registered in the name of, the Company or any of its Subsidiaries (for each, indicating, as applicable, the owner(s), filing or registration number, title, jurisdiction, date of issuance, and current record applicant(s) and registrants and, for Internet domain names, the registrant, registrar, and expiration date) and (ii) a true, correct and complete description of material proprietary Software owned by the Company or any of its Subsidiaries as of the date of this Agreement. All material Registered Intellectual Property is subsisting, and to the Knowledge of the Company, valid and enforceable.

(b) The Company or one of its Subsidiaries, as applicable, owns all Registered Intellectual Property and all other Intellectual Property owned or purported to be owned by the Company or any of its Subsidiaries (the “Company Owned IP”), and is licensed or otherwise possesses adequate rights to use pursuant to a valid license or subscription agreement, all material Intellectual Property used or held for use in, or necessary for, their respective businesses as currently conducted (collectively, and together with the Company Owned IP, the “Company Intellectual Property”), in each case free and clear of all Liens (except for Permitted Liens); provided, however, that the representation and warranty in this Section 3.16(a) shall not constitute or be deemed or construed as any representation or warranty with respect to infringement, misappropriation or violation by the Company or any of its Subsidiaries of any Intellectual Property, which is addressed in Sections 3.16(b) and 3.16(c) below. The Company and its Subsidiaries have taken commercially reasonable actions to maintain and protect all of the Company Intellectual Property, including the secrecy, confidentiality and value of the material Trade Secrets of the Company and its Subsidiaries. All past and present employees, consultants and contractors of the Company and its Subsidiaries (for Persons that the Company and its Subsidiaries have not engaged or employed in the past five (5) years, to the Knowledge of the Company) who have had access to material Trade Secrets of the Company and its Subsidiaries or have authored, developed or otherwise created any material Company Intellectual Property, have executed valid written agreements pursuant to which such Person (i) is bound to maintain and protect the confidential information of the Company and its Subsidiaries, and (ii) assigns, pursuant to a present assignment, to the Company or its applicable Subsidiaries, sole ownership of all Intellectual Property authored, developed or otherwise created by such Person in the course of such Person’s employment or other engagement with the Company and its Subsidiaries, in accordance with applicable Laws and without further consideration or any restrictions or obligations on the Company or any of its Subsidiaries, and to the Knowledge of the Company, such agreements are valid and enforceable in accordance with their terms. No material Company Owned IP is subject to any consent, settlement, decree, order, injunction, judgment or ruling prohibiting or restricting the Company’s or any of its Subsidiaries’ use, ownership, enforcement or other exploitation or disposition thereof. The transactions contemplated by this Agreement and the consummation thereof will not impair any right, title or interest of the Company or any of its Subsidiaries in or to any Company Intellectual Property or material Company Systems, and all of the Company Intellectual Property and material Company Systems will be owned or available for use by the Company and its Subsidiaries immediately after the Closing on terms and conditions identical to those under which the Company and its Subsidiaries owned or used the Company Intellectual Property and material Company Systems immediately prior to the Closing.

(c) Except as set forth on Schedule 3.16 of the Company Disclosure Letter, there are no claims by any Person that are either pending or made or, to the Knowledge of the Company, threatened in writing since January 1, 2018, (i) alleging infringement, misappropriation, or other violation by the Company or any of its Subsidiaries of any Intellectual Property of such Person, or (ii) contesting the validity, use, ownership, enforceability, patentability or registrability of any material Company Owned IP, excluding any ordinary course “office actions” received by the Company or a Subsidiary in connection with the prosecution of Patents. Neither the Company nor any of its Subsidiaries has received any written notices or written requests for indemnification from any third party related to any of the foregoing matters in clauses (i) and (ii).

(d) (i) Neither the Company nor any of its Subsidiaries, nor the conduct of the business of the Company and its Subsidiaries, including the sale or licensing of Company Products, infringes, misappropriates, or otherwise violates or, since January 1, 2018, has infringed, misappropriated, or otherwise violated, any Intellectual Property of any Person in any material respect; (ii) neither the Company nor any of its Subsidiaries has received any written notices regarding any of the foregoing matters in clause (i) (including any cease and desist letters, demands or unsolicited offers to license any Intellectual Property from any Person); and (iii) to the Knowledge of the Company as of the date of this Agreement, no Person is infringing, misappropriating, or otherwise violating any Intellectual Property owned by the Company or any of its Subsidiaries.

(e) The Company and its Subsidiaries own, lease, license, or otherwise have the valid right to use all material Company Systems, and such Company Systems are sufficient in all material respects for the needs of the Company’s and its Subsidiaries’ businesses, and the Company and its Subsidiaries have purchased sufficient license rights for all material third party Software used in their operations. With respect to the Company Systems: (i) the Company and its Subsidiaries have a commercially reasonable disaster recovery plan in place and have tested such disaster recovery plan for effectiveness, and (ii) there have not been any material malfunctions, failures, or continued substandard performance that have not been remedied in all material respects. The material proprietary Software owned by the Company and its Subsidiaries (the “Company Software”) is not subject to any “copyleft” or other obligation or condition (including any obligation or condition under any “open source” license) that (A) requires, or conditions the use or distribution of such Software, on the disclosure, licensing, or distribution of any source code for any portion of such Company Software or (B) otherwise imposes any limitation or restriction on the right or ability of the Company or any of its Subsidiaries to use, license, distribute, or otherwise exploit any portion of the Company Software (including, for clarity, any limitation on the compensation that the Company or any of its Subsidiaries may charge in the marketing, licensing, sale, distribution, or other commercial exploitation or other use of such Company Software or any requirement that such Company Software be disclosed, licensed or distributed for the purpose of making derivative works, but excluding any obligation for the Company to provide attribution for the author of such Software). The Company and its Subsidiaries possess all source code and other documentation and materials reasonably necessary for a developer competent in the programming language for such Software to compile, operate and maintain the Company Software. All Company Software operates in all material respects in accordance with its requirements, technical, end-user and other documentation. There are no viruses, “worms”, “time bombs”, “key-locks”, Trojan horses or similar disabling codes, programs or devices in any of the Company Software, or any other codes, programs or devices designed to disrupt or interfere with the operation of the Company Software or equipment upon which the Company Software operates, or the integrity of the Data, information or signals the Company Software produces in a manner adverse to the Company, any of its Subsidiaries, any customer, licensee or other Person. The Company and its Subsidiaries have not delivered, licensed, or made available any source code for any Company Software to any escrow agent or other Person who is not an employee, contractor or other service provider of the Company or any of its Subsidiaries and subject to appropriate confidentiality obligations, and the Company and its Subsidiaries are not subject to any obligation (whether present, contingent, or otherwise) deliver, license, or make available any such source code.

(f) Since January 1, 2018: (i) the Company and its Subsidiaries (including the conduct of their respective businesses and their Processing of Data) have complied with all Data Security Requirements in all material respects; (ii) there has not been any material Security Incident; and (iii) the Company and its Subsidiaries have taken commercially reasonable actions, including instituting commercially reasonable physical, technical, and administrative security measures and policies, to protect the security and integrity of the Company Systems and all Data stored or contained therein or transmitted thereby and all Sensitive Information collected or possessed by them from and against unauthorized access, use, or disclosure, including by installing all patches applicable to the Company Systems and updating the Company Systems to current versions of third party Software in a reasonably timely manner. Since January 1, 2018, neither the Company nor any of its Subsidiaries has provided or been legally required to provide any notices to data owners in connection with (A) any unauthorized access, use or disclosure of Sensitive Information or (B) any Data Security Requirement. Neither the Company nor its Subsidiaries (1) has received any written complaint from any Person regarding any Data Security Requirements, Security Incident, or Sensitive Information or (2) has been subject to any investigations or audits (other than audits commissioned in response to contractual requirements related to security and vulnerability testing in commercial contracts and self-initiated audits) concerning any Data Security Requirements, Security Incident, or Sensitive Information. The transactions contemplated by this Agreement and the consummation thereof will not violate any applicable Data Security Requirement.

(g) To the extent that the Company or any of its Subsidiaries has: (i) purchased, licensed or otherwise acquired for compensation any Personal Information, it has done so in accordance with all Data Security Requirements in all material respects; or (ii) obtained Personal Information from any publicly-available sources, including websites, it has done so in accordance with the terms and conditions attaching to the use of that publicly-available source and in accordance with all Data Security Requirements in all material respects. The Company and its Subsidiaries have engaged in the Processing of Data (and caused third parties to engage in the Processing of Data) only with respect to any third party Data as they are authorized to so engage by applicable Law and Contract. The Company and its Subsidiaries in respect of each Processing activity that they carry out as a Controller (as defined in Article 4(7) of the GDPR) under the GDPR: (A) have, and have had, a lawful basis for Processing Personal Information, including obtaining or contractually obligating others to obtain on the Company’s behalf all requisite consents from data subjects (where consent is relied upon by the Company or its Subsidiaries as the legal basis for Processing), in accordance with the GDPR and ePrivacy Directive; (B) have, prior to Processing any Personal Information, made available (to the standard required under the GDPR) materially accurate processing information that meets the requirements of the GDPR; (C) have entered into a written agreement with all third party data processors which complies with the requirements of the GDPR; and (D) comply, and have complied with all principles set out in Article 5 of the GDPR in all material respects.

(h) Notwithstanding anything to the contrary in this Agreement, the representations and warranties in this Section 3.16 are the Company’s exclusive representations and warranties relating to its compliance with Laws applicable to the Company’s Intellectual Property and other applicable Laws relating to intellectual property

3.17 Tax Matters.

(a) Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, each of the Company and its Subsidiaries has: (i) timely filed (taking into account valid extensions) all Tax Returns required to be filed by it; (ii) paid all Taxes that are due and payable by it, except for those being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP; and (iii) reflected or otherwise reserved against in its books in accordance with GAAP an amount reasonably adequate for the payment of all material amounts of Taxes for the taxable period subsequent to the latest period to which such Tax Returns apply.

(b) Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect: (i) no audits or other examinations with respect to Taxes of the Company or any of its Subsidiaries are presently in progress or have been asserted or proposed in writing, except for any audit or other examination for which adequate reserves have been made (in accordance with GAAP); (ii) neither the Company nor any of its Subsidiaries has outstanding any waiver or extension of any statute of limitations on, or extended the period for the assessment or collection of any Tax; and (iii) no written claim has been made by a Governmental Authority in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns of a particular type that the Company or such Subsidiary, as the case may be, is or may be subject to Tax of such type in that jurisdiction.

(c) Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, each of the Company and each of its Subsidiaries (or its agent) has withheld or collected from each payment made to each of its employees or any other Person the amount of all Taxes required to be withheld or collected therefrom, and has paid the same to the proper Tax receiving officers or authorized depositories.

(d) The Company is not and has not been, during the five-year period ending on the date hereof, a “United States real property holding corporation” within the meaning of Section 897 of the Code.

(e) Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, there are no Liens for Taxes upon the assets of the Company or any of its Subsidiaries other than those described in clause (i) of the definition of Permitted Liens.

(f) Notwithstanding any other provision in this Agreement, (i) the representations and warranties in this Section 3.17 and Section 3.18 are the only representations and warranties in this Agreement with respect to the Tax matters of the Company or any of its Affiliates and (ii) the Company makes no representation or warranty with respect to the existence, availability, amount, usability or limitations (or lack thereof) of any net operating loss, net operating loss carryforward, capital loss, capital loss carryforward, basis amount or other Tax attribute of the Company or any of its Affiliates after the Closing Date.

3.18 Employee Benefits.

(a) Employee Plans. Section 3.18(a) of the Company Disclosure Letter sets forth a true, correct and complete list, as of the date of this Agreement, of each material Employee Plan. With respect to each listed Employee Plan, the Company has made available to the Purchaser a true and complete copy of all plan documents, summary plan descriptions and the most recent determination letter (or opinion letter) received from the IRS, in each case, as applicable.

(b) Absence of Certain Plans. Neither the Company, its Subsidiaries nor any ERISA Affiliate of the Company has maintained, sponsored or participated in, or contributed to, in the six year period preceding the date hereof (or, if shorter than six years, since the date of acquisition by the Company of the relevant Subsidiary or ERISA Affiliate) or otherwise has any liability or obligation with respect to: (i) a “multiemployer plan” (as defined in Section 3(37) or 4001(a)(3) of ERISA); (ii) a “multiple employer plan” (as defined in Section 4063 or Section 4064 of ERISA) or as described in Section 413(c) of the Code; or (iii) a plan covered by Section 412 of the Code or Title IV of ERISA.

(c) Compliance. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, each Employee Plan has been maintained, funded, operated and administered in accordance with its terms and with all applicable Law, including the applicable provisions of ERISA, the Code and any applicable regulatory guidance issued by any Governmental Authority. Each Employee Plan that is intended to be qualified under Section 401(a) of the Code (i) has received a favorable determination letter issued by the IRS regarding such qualified status or is maintained pursuant to a prototype or volume submitter document approved by the IRS and is entitled to rely on a favorable opinion letter issued by the IRS with respect to such prototype or volume submitter document, and (ii) to the Knowledge of the Company, no events have occurred that would reasonably be expected to adversely affect the qualified status of any such Employee Plan that cannot be corrected without material liability to the Company or any of its Subsidiaries. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries has incurred or could reasonably be expected to incur any penalty or Tax (whether or not assessed) under Sections 4980B, 4980D or 4980H of the Code.

(d) Contributions. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, (i) all contributions, premiums, reimbursements or other payments that are due and owing to or in respect of any Employee Plan have been paid, and (ii) all such contributions, premiums, reimbursements or other payments for any period ending on or before the Closing Date that are not yet due have been (or will be prior to the Closing Date) paid or properly accrued (in accordance with GAAP, to the extent applicable).

(e) No Post-Termination Welfare Benefit Plan. Except as set forth on Section 3.18(e) of the Company Disclosure Letter, no Employee Plan that is a welfare benefit plan (as defined in Section 3(1) of ERISA) provides, nor has the Company or any of its Subsidiaries committed to provide, post-termination or retiree life insurance or health benefits to any person, except as may be required by Section 4980B of the Code or any similar Law.

(f) Employee Plan Legal Proceedings. As of the date of this Agreement, except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, (i) there are no Legal Proceedings pending or, to the Knowledge of the Company, threatened on behalf of, against or in relation to, any Employee Plan, the assets of any trust pursuant to any Employee Plan, or the plan sponsor, plan administrator or any fiduciary or any Employee Plan, with respect to the administration or operation of such plans, other than routine claims for benefits, and (ii) there have been no non-exempt “prohibited transactions” (as defined in Section 406 of ERISA or Section 4975 of the Code), or breaches of duty by a “fiduciary” (as defined in Section 3(21) of ERISA) with respect to any Employee Plan involving the Company or any of its Subsidiaries or, to the Knowledge of the Company, any other Person.

(g) Impact of the Transaction on Employee Plans. Except as set forth on Section 3.18(g) of the Company Disclosure Letter, neither the execution or delivery of this Agreement nor the consummation of the Transaction (alone or in conjunction with the Other Transactions or any other actions contemplated by this Agreement or the Other Purchase Agreements) will constitute a “change in control,” “change of control,” or term of similar meaning under any Employee Plan including, for the avoidance of doubt, any Company Stock Plan. Except as set forth on Section 3.18(g) of the Company Disclosure Letter, neither the execution or delivery of this Agreement nor the consummation of the Transaction (either alone or in conjunction with the Other Transactions or any other actions contemplated by this Agreement or the Other Purchase Agreements) will (alone or in conjunction with any other event): (i) entitle any current or former employee or director of the Company or any Subsidiary of the Company to any compensation or benefit; or (ii) accelerate the time of payment or vesting, or trigger any payment or funding, of any compensation or benefits or trigger any other obligation under any Employee Plan. Neither the execution or delivery of this Agreement nor the consummation of the Transaction (either alone or in conjunction with the Other Transactions or other action contemplated by this Agreement or the Other Purchase Agreements) will (I) result in any payment or benefit made by the Company or any Subsidiary to be characterized as an excess parachute payment within the meaning of Section 280G of the Code; or (II) result in any limitation on the right of the Company or any Subsidiary of the Company to amend, merge, terminate or receive a reversion of assets from any Employee Plan or related trust.

(h) Section 409A. Except to the extent as would not result in any material liability to the Company, each Employee Plan that constitutes in any part a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code has been administered, operated and maintained in all material respects in operational and documentary compliance with Section 409A of the Code and all IRS guidance promulgated thereunder, to the extent such Section and such guidance have been applicable to such Employee Plan. No Employee Plan, agreement or other arrangement to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is otherwise bound obligates the Company to compensate or reimburse any Person in respect of Taxes pursuant to Section 409A or 4999 of the Code.

(i) Foreign Benefit Plans. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, with respect to each Employee Plan that is subject to the Laws of a jurisdiction other than the United States (a “Foreign Benefit Plan”): (i) each Foreign Benefit Plan required to be registered has been registered and has been maintained in good standing with applicable Governmental Authorities, (ii) each Foreign Benefit Plan intended to receive favorable tax treatment under applicable tax Laws, to the extent applicable, has been qualified or similarly determined by applicable Governmental Authorities to satisfy the requirements of such Laws, (iii) no Foreign Benefit Plan is a defined benefit or similar type of plan or arrangement, and (iv) no Foreign Benefit Plan has any material unfunded liabilities, nor are any unfunded liabilities reasonably expected to arise in connection with the transactions contemplated by this Agreement.

(j) Notwithstanding anything to the contrary in this Agreement, the representations and warranties in this Section 3.18 are the Company’s exclusive representations and warranties relating to its compliance with ERISA and other applicable Laws relating to employee benefits.

3.19 Labor Matters.

(a) Union Activities. Section 3.19 of the Company Disclosure Letter sets forth the collective bargaining agreements, labor union contracts or trade union agreements (each, a “Collective Bargaining Agreement”) to which the Company or any of its Subsidiaries is a party to or bound by as of the date of this Agreement. To the Knowledge of the Company, there are no activities or proceedings of any labor or trade union to organize any employees of the Company or any of its Subsidiaries and except as set forth on Section 3.19 of the Company Disclosure Letter, no employees of the Company or its Subsidiaries are represented by any labor union, works council, or other labor organization with respect to their employment with the Company or its Subsidiaries. No Collective Bargaining Agreement is being negotiated by the Company or any of its Subsidiaries as of the date of this Agreement and except as set forth on Section 3.19 of the Company Disclosure Letter, no labor union, works council, other labor organization, or group of employees of the Company or its Subsidiaries has made a demand for recognition or certification. There is no strike, lockout, slowdown, work stoppage, or other material labor dispute against the Company or any of its Subsidiaries pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries.

(b) Employment Law. The Company and its Subsidiaries are in compliance with applicable Laws with respect to employment and labor practices (including applicable Laws regarding wage and hour requirements, immigration status, discrimination in employment, employee health and safety, collective bargaining, terms and conditions of employment, classification of independent contractors and exempt and non-exempt employees, harassment, retaliation, whistleblowing, disability rights or benefits, equal opportunity, plant closures and layoffs (including WARN Act), employee trainings and notices, workers’ compensation, labor relations, employee leave issues, COVID-19, affirmative action and unemployment insurance), except for such noncompliance that has not had, and would not reasonably be expected to have, a Company Material Adverse Effect.

(c) To the Knowledge of the Company, no current employee of the Company or its Subsidiaries with annualized base salary from the Company at or above $250,000 is in any material respect in violation of any term of any employment agreement, nondisclosure agreement, common law nondisclosure obligation, fiduciary duty, noncompetition agreement, nonsolicitation agreement, restrictive covenant or other obligation: (i) owed to the Company or its Subsidiaries; or (ii) owed to any third party with respect to such Person’s right to be employed or engaged by the Company or its Subsidiaries.

(d) Since at least January 1, 2018, the Company and its Subsidiaries have reasonably investigated all material sexual harassment, or other material discrimination, or retaliation allegations of which their human resources representatives or any officers or directors have been made aware. With respect to each such allegation with potential merit, the Company or its Subsidiaries has taken reasonable corrective action, when so required, that is reasonably calculated to prevent further improper action.

(e) Notwithstanding anything to the contrary in this Agreement, the representations and warranties in this Section 3.19 are the Company’s exclusive representations and warranties relating to its compliance with labor Law matters.

3.20 Compliance with Laws.

(a) The Company and each of its Subsidiaries is in compliance with all Laws that are applicable to the Company and its Subsidiaries or to the conduct of the business or operations of the Company and its Subsidiaries, except for such noncompliance that, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Company Material Adverse Effect.

(b) Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, as of the date of this Agreement: (i) the Company and its Subsidiaries have all Governmental Authorizations necessary for the ownership and operation of its business as presently conducted, and each such Governmental Authorization is in full force and effect; (ii) the Company and its Subsidiaries are, and since January 1, 2018 have been, in compliance with the terms of all Governmental Authorizations necessary for the ownership and operation of its businesses; and (iii) since January 1, 2018 to the date of this Agreement, neither the Company nor any of its Subsidiaries has received written notice from any Governmental Authority alleging any conflict with or breach of any such Governmental Authorization.

(c) No representation or warranty is made in this Section 3.20 with respect to: (i) compliance with Environmental Law, which is exclusively addressed by Section 3.15; (ii) compliance with Laws applicable to the Company’s Intellectual Property and other applicable Laws relating to intellectual property, which is exclusively addressed by Section 3.16; (iii) compliance with applicable Laws relating to Tax, which is exclusively addressed by Section 3.17 and Section 3.18; (iv) compliance with ERISA and other applicable Laws relating to employee benefits, which is exclusively addressed by Section 3.18; (v) compliance with labor Law matters, which is exclusively addressed by Section 3.19; or (vi) compliance with Anti-Corruption Laws and Trade Laws, which is exclusively addressed by Section 3.21.

3.21 Anti-Corruption; International Trade.

(a) Since January 1, 2016, except as set forth in Section 3.21 of the Company Disclosure Letter, none of the Company, any of its Subsidiaries, or any of their respective directors, officers, or employees has, nor, to the Knowledge of the Company, have any of their other respective Representatives, violated any Anti-Corruption Laws, nor has the Company, any Subsidiary of the Company, any of their respective directors, officers, or employees nor, to the Knowledge of the Company, any other Representative of the Company or any of its Subsidiaries offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, including cash, checks, wire transfers, tangible and intangible gifts, favors, services, or those entertainment and travel expenses that go beyond what is reasonable and customary, to any Government Official or to any Person for the purpose of influencing any act or decision of a Government Official in their official capacity, securing any improper advantage, or assisting the Company or any Subsidiary of the Company in obtaining or retaining business, in violation of any Anti-Corruption Laws.

(b) The Company, each of its Subsidiaries, and their respective directors, officers, employees and, to the Knowledge of the Company, other Representatives are in compliance with all applicable Laws relating to imports, exports and economic sanctions, including all applicable Laws administered and enforced by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), the U.S. State Department (including the Directorate of Defense Trade Controls), the U.S. Commerce Department’s Bureau of Industry and Security (“BIS”), or U.S. Customs and Border Protection (“Trade Laws”). Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, since January 1, 2016, neither the Company nor any of its Subsidiaries, nor any of their respective directors, officers, employees or, to the Knowledge of the Company, other Representatives has been a party to any Contract or engaged in any transaction or other business, directly or indirectly, (i) in breach of any applicable Trade Laws or (ii) except as authorized under applicable Trade Laws, with any Governmental Authority or other Person that (w) appears on any list of sanctioned parties (including any Person that appears on OFAC’s Specially Designated Nationals and Blocked Persons List or Sectoral Sanctions Identification List or BIS’s Denied Persons, Entity, or Unverified Lists), (x) is located or organized in any country or territory that is, or at the time of the transaction or business was, subject to comprehensive OFAC sanctions (including Cuba, Iran, North Korea, Syria, Sudan or the Crimea region of Ukraine), (y) is the Government of Venezuela, as defined in Executive Order 13884 of August 5, 2019 or (z) is 50% or more owned or otherwise controlled by a Person described in clause (w), (x) or (y).

(c) Notwithstanding anything to the contrary in this Agreement, the representations and warranties in this Section 3.21 are the Company’s exclusive representations and warranties relating to its compliance with Anti-Corruption Laws and Trade Laws.

3.22 Legal Proceedings; Orders.

(a) No Legal Proceedings. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, there are no current, and in the past five years there have not been any, Legal Proceedings pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries or their respective properties or relating to the Transaction Documents or the transactions contemplated hereby or thereby, nor have the Company or any of its Subsidiaries made any voluntary or involuntary disclosures of non-compliance with applicable Law to any Governmental Authority.

(b) No Orders. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries (nor any of its or their respective properties) is subject to any material order of any kind or nature that would prevent or materially delay the consummation of the Transactions or the ability of the Company to fully perform its covenants and obligations pursuant to this Agreement. Notwithstanding anything contained in this Agreement, no representation or warranty is made in this Section 3.22 with respect to: (i) compliance with Environmental Law, which is exclusively addressed by Section 3.15; (ii) compliance with Laws applicable to the Company’s Intellectual Property and other applicable Laws relating to intellectual property, which is exclusively addressed by Section 3.16; (iii) compliance with applicable Laws relating to Tax, which is exclusively addressed by Section 3.17 and Section 3.18; (iv) compliance with ERISA and other applicable Laws relating to employee benefits, which is exclusively addressed by Section 3.18; (v) compliance with labor and employment Law matters, which is exclusively addressed by Section 3.19; or (vi) compliance with Anti-Corruption Laws and Trade Laws, which is exclusively addressed by Section 3.21.

3.23 Insurance. As of the date of this Agreement, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries have all policies of insurance covering the Company and its Subsidiaries and any of their respective employees, properties or assets, including policies of life, property, fire, workers’ compensation, products liability, directors’ and officers’ liability and other casualty and liability insurance, that is customarily carried by Persons conducting business similar to that of the Company and its Subsidiaries. As of the date of this Agreement, all such insurance policies are in full force and effect, no notice of cancellation has been received and there is no existing default or event that, with notice or lapse of time or both, would constitute a default by any insured thereunder, except for such cancellations and defaults that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Company Material Adverse Effect.

3.24 Related Party Transactions. Except for compensation or other employment arrangements in the ordinary course of business, there are no Contracts, transactions, arrangements or understandings between the Company or any of its Subsidiaries, on the one hand, and any Affiliate of the Company (including any director or executive officer) thereof, but not including any wholly owned Subsidiary of the Company, on the other hand, that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC in the Company’s Form 10-K or proxy statement pertaining to an annual meeting of stockholders that have not been disclosed in the Company SEC Reports.

3.25 Brokers. Except for Evercore Group LLC and Goldman Sachs & Co., there is no financial advisor, investment banker, broker, finder or agent that has been retained by or is authorized to act on behalf of the Company or any of its Subsidiaries who is entitled to any financial advisor’s, investment banking, brokerage, finder’s or other similar fee or commission in connection with the Transactions or other transactions contemplated by this Agreement or the other Transaction Documents. The Company has made available to the Purchaser the engagement letters of Evercore Group LLC and Goldman Sachs & Co.

3.26 Other Agreements. The Company has provided to the Purchaser, prior to the execution and delivery of this Agreement, a true, complete and correct copy of each Other Purchase Agreement, each of which, upon execution of this Agreement, shall be in full force and effect. The Company has not entered into any other agreement, arrangement or understanding with the Other Purchasers or any of their respective Affiliates with respect to any securities of the Company or any of its Subsidiaries, the transactions contemplated by the Other Purchase Agreements or the payment of any fees or expenses in connection therewith, except for any non-disclosure agreements or term sheets with the Other Purchasers or their Affiliates.

3.27 Investment Company Status. Neither the Company nor any of its Subsidiaries is, and immediately after the Closing hereunder, none of the Company nor any of its Subsidiaries will be, required to be registered as an “investment company” under the Investment Company Act of 1940, as amended.

3.28 Ability to Pay Dividends. Except as set forth on Section 3.28 of the Company Disclosure Letter, the Company is not party to any Contract, and is not subject to any provision in the Charter or resolutions of the board of directors of the Company that, in each case, by its terms prohibits or prevents the Company from paying dividends in form and the amounts contemplated by the Certificate of Designations.

3.29 Exclusivity of Representations or Warranties.

(a) No Other Representations and Warranties. The Company, on behalf of itself and its Affiliates, acknowledges and agrees that, except for the representations and warranties expressly set forth in Article IV or in any certificate delivered pursuant to this Agreement:

(i) neither the Purchaser nor any of its Affiliates (or any other Person) makes, or has made, any representation or warranty relating to the Purchaser, its Affiliates or any of their businesses, operations or otherwise in connection with this Agreement or the Transaction;

(ii) no Person has been authorized by the Purchaser, any of its Affiliates or any of its or their respective Representatives to make any representation or warranty relating to the Purchaser, its Affiliates or any of their businesses or operations or otherwise in connection with this Agreement or the Transaction, and if made, such representation or warranty must not be relied upon by the Company or any of its Representatives as having been authorized by the Purchaser, any of its Affiliates or any of its or their respective Representatives (or any other Person); and

(iii) the representations and warranties made by the Purchaser in this Agreement are in lieu of and are exclusive of all other representations and warranties in connection with this Agreement or the Transaction, including any express or implied or as to merchantability or fitness for a particular purpose, and the Purchaser hereby disclaims any other such express or implied representations or warranties, notwithstanding the delivery or disclosure to the Company or any of its Representatives of any documentation or other information (including any financial information, supplemental data, financial projections or other forward-looking statements).

(b) No Reliance. The Company, on behalf of itself and its Affiliates, acknowledges and agrees that, except for the representations and warranties expressly set forth in Article IV or in any certificate delivered by the Purchaser pursuant to this Agreement (and without limiting any representation or warranty in any other Transaction Documents), it is not acting by entering into this Agreement or consummating the Transaction, in reliance on:

(i) any other representation or warranty, express or implied;

(ii) any estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information provided or addressed to the Company or any of its Affiliates or Representatives; or

(iii) the accuracy or completeness of any other representation, warranty, estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser hereby represents and warrants to the Company as follows:

4.1 Organization; Good Standing. The Purchaser is duly organized, validly existing and in good standing pursuant to the Laws of its jurisdiction of organization. The Purchaser has the requisite power and authority to conduct its business as it is presently being conducted and to own, lease or operate its material properties, rights and assets, except where the failure to have such power or authority, individually or in the aggregate, would not, individually or in the aggregate, prevent or materially delay the consummation of the Transactions or the other transactions contemplated by this Agreement or the ability of such Purchaser to fully perform its covenants and obligations pursuant to this Agreement. The Purchaser is not in violation of its Organizational Documents.

4.2 Corporate Power; Enforceability. The Purchaser has the requisite corporate power and authority to: (a) execute and deliver this Agreement and the other applicable Transaction Documents; (b) perform its covenants and obligations hereunder and thereunder; and (c) consummate the Transactions and the other transactions contemplated by this Agreement and the other applicable Transaction Documents. The execution and delivery of this Agreement and the other applicable Transaction Documents by the Purchaser, the performance by the Purchaser of its covenants and obligations hereunder and the consummation of the Transactions and the transactions contemplated by this Agreement and the other applicable Transaction Documents have been duly authorized by all necessary action on the part of the Purchaser and no additional action on the part of the Purchaser is necessary. This Agreement and each other applicable Transaction Documents have been duly executed and delivered by the Purchaser and, assuming the due authorization, execution and delivery by the Company, constitute legal, valid and binding obligations of the Purchaser, enforceable against the Purchaser in accordance with their terms, except as such enforceability (A) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally; and (B) is subject to general principles of equity.

4.3 Non-Contravention. The execution and delivery of this Agreement by the Purchaser, the performance by the Purchaser of its covenants and obligations hereunder, and the consummation of the Transactions and the other transactions contemplated by this Agreement and the other applicable Transaction Documents do not: (a) violate or conflict with any provision of the Organizational Documents of the Purchaser; (b) violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration pursuant to any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which the Purchaser is a party or by which the Purchaser or any of its properties or assets may be bound; (c) assuming the consents, approvals and authorizations referred to in Section 4.4 have been obtained, violate or conflict with any Law or order applicable to the Purchaser or by which any of its properties or assets are bound; or (d) result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets of the Purchaser, except in the case of each of clauses (b), (c) and (d) for such violations, conflicts, breaches, defaults, terminations, accelerations or Liens that would not, individually or in the aggregate, prevent or materially delay the consummation of the Transactions or the other transactions contemplated by this Agreement or the ability of the Purchaser to fully perform its covenants and obligations pursuant to this Agreement.

4.4 Requisite Governmental Approvals. No Governmental Authorization is required on the part of the Purchaser in connection with: (a) the execution and delivery of this Agreement by the Purchaser; (b) the performance by the Purchaser of its covenants and obligations pursuant to this Agreement; or (c) the consummation of the Transactions and the other transactions contemplated by this Agreement, except (i) such filings and approvals as may be required by any federal or state securities Laws, including compliance with any applicable requirements of the Exchange Act; (ii) compliance with any applicable requirements of the HSR Act and any applicable foreign Antitrust Laws; and (iii) such other Governmental Authorizations the failure of which to obtain would not, individually or in the aggregate, prevent or materially delay the consummation of the Transactions or the other transactions contemplated by this Agreement or the ability of the Purchaser to fully perform its covenants and obligations pursuant to this Agreement.

4.5 CFIUS. The Purchaser is not considered a “foreign person,” as that term is defined in 31 C.F.R. § 800.224.

4.6 Legal Proceedings; Orders.

(a) No Legal Proceedings. There are no Legal Proceedings pending or, to the knowledge of the Purchaser, threatened against the Purchaser that would, individually or in the aggregate, prevent or materially delay the consummation of the Transactions or the other transactions contemplated by this Agreement or the ability of the Purchaser to fully perform its covenants and obligations pursuant to this Agreement.

(b) No Orders. The Purchaser is not subject to any order of any kind or nature that would prevent or materially delay the consummation of the Transactions or the other transactions contemplated by this Agreement or the ability any Purchaser to fully perform their respective covenants and obligations pursuant to this Agreement.

4.7 Ownership of Company Common Stock. Neither the Purchaser nor any of its “affiliates” or “associates” is or, during the three years prior to the date of this Agreement, has been an “interested stockholder” (in each case, as such quoted terms are defined under Section 203 of the DGCL) of the Company. Neither the Purchaser nor any of its “affiliates” or “associates” (as those terms are defined in Section 203 of the DGCL) beneficially owns, directly or indirectly, any shares of Company Common Stock or any other security convertible into, exchangeable for or exercisable for shares of Company Common Stock.

4.8 Brokers. There is no financial advisor, investment banker, broker, finder, agent or other Person that has been retained by or is authorized to act on behalf of the Purchaser or any of its Affiliates that will be entitled to any financial advisor’s, investment banking, brokerage, finder’s or other fee or commission from the Company or its Subsidiaries in connection with the Transaction.

4.9 Sufficient Funds. The Purchaser will have at the Closing sufficient funds to enable the Purchaser to pay in full at the Closing the entire amount of the Purchase Price payable by the Purchaser hereunder in immediately available cash funds.

4.10 Unregistered Securities.

(a) Investor Status; Sophisticated Purchaser. The Purchaser is an “accredited investor” within the meaning of Section 4(a)(2) of the Securities Act and is able to bear the risk of its investment in the Purchased Shares. The Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Purchased Shares.

(b) Information. The Purchaser and its Representatives have been furnished with (i) materials relating to the business, finances and operations of the Company, (ii) materials relating to the offer and sale of the Purchased Shares and (iii) materials relating to the Transaction, in each case, that have been requested by the Purchaser. The Purchaser and its Representatives have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted at any time by the Purchaser and its Representatives shall modify, amend or affect the Purchaser’s right (i) to rely on the Company’s representations and warranties contained in Article III above or (ii) to indemnification or any other remedy based on, or with respect to the accuracy or inaccuracy of, or compliance with, the representations, warranties, covenants and agreements in this Agreement. The Purchaser understands that its purchase of the Purchased Shares involves a high degree of risk. The Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Purchased Shares.

(c) Legends. The Purchaser understands that any certificate or book-entry position evidencing Purchased Shares will bear the restrictive legend set forth in the Certificate of Designation.

(d) Purchase Representations. The Purchaser is purchasing the Purchased Shares for its own account, the account of its Affiliates, or the accounts of clients for whom the Purchaser exercises discretionary investment authority (all of whom the Purchaser hereby represents and warrants are “accredited investors” within the meaning of Section 4(a)(2) of the Securities Act), not as a nominee or agent, and not with a view to distribution in violation of any securities Laws. The Purchaser has been advised and understands that the Purchased Shares have not been registered under the Securities Act or under the “blue sky” laws of any jurisdiction and may be resold only if registered pursuant to the provisions of the Securities Act (or if eligible, pursuant to the provisions of Rule 144 promulgated under the Securities Act or pursuant to another available exemption from the registration requirements of the Securities Act). The Purchaser has been advised and understands that the Company, in issuing the Purchased Shares, is relying upon, among other things, the representations and warranties of the Purchaser contained in this Article IV in concluding that such issuance is a “private offering” and is exempt from the registration provisions of the Securities Act.

(e) Rule 144. The Purchaser understands that there is no public trading market for the Purchased Shares, that none is expected to develop and that the Purchased Shares must be held indefinitely unless and until the Purchased Shares are registered under the Securities Act or an exemption from registration is available. The Purchaser has been advised of and is knowledgeable with respect to the provisions of Rule 144 promulgated under the Securities Act.

(f) Reliance by the Company. The Purchaser understands that the Purchased Shares are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities Laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire the Purchased Shares.

4.11 Stockholder and Management Arrangements. Except for the Transaction Documents or as previously disclosed to the Company in writing, neither the Purchaser nor any of its Affiliates is a party to any Contract, or has authorized, made or entered into, or committed or agreed to enter into, any formal or informal arrangements or other understandings (whether or not binding) with any stockholder, director, officer, employee or other Affiliate of the Company or any of its Subsidiaries: (a) relating to this Agreement or the Transaction, (b) pursuant to which any holder of Company Common Stock has agreed to approve this Agreement or vote against any Superior Proposal, or (c) pursuant to which any Person has agreed to provide, directly or indirectly, an equity investment to the Purchaser or the Company to finance any portion of the Transaction.

4.12 Exclusivity of Representations and Warranties.

(a) No Other Representations and Warranties. The Purchaser, on behalf of itself and its Affiliates, acknowledges and agrees that, except for the representations and warranties expressly set forth in Article III (as modified by the Company Disclosure Letter), in any other Transaction Document or in any certificate delivered pursuant to this Agreement:

(i) neither the Company nor any of its Subsidiaries (or any other Person) makes, or has made, any representation or warranty relating to the Company, its Subsidiaries or any of their businesses, operations or otherwise in connection with this Agreement or the Transaction;

(ii) no Person has been authorized by the Company, any of its Subsidiaries or any of its or their respective Representatives to make any representation or warranty relating to the Company, its Subsidiaries or any of their businesses or operations or otherwise in connection with this Agreement or the Transaction, and if made, such representation or warranty must not be relied upon by the Purchaser or any of its Representatives as having been authorized by the Company, any of its Subsidiaries or any of its or their respective Representatives (or any other Person); and

(iii) the representations and warranties made by the Company in this Agreement are in lieu of and are exclusive of all other representations and warranties in connection with this Agreement or the Transaction, including any express or implied or as to merchantability or fitness for a particular purpose, and the Company hereby disclaims any other such express or implied representations or warranties, notwithstanding the delivery or disclosure to the Purchaser or any of its Representatives of any documentation or other information (including any financial information, supplemental data, financial projections or other forward-looking statements).

(b) No Reliance. The Purchaser, on behalf of itself and its Affiliates, acknowledges and agrees that, except for the representations and warranties expressly set forth in Article III (as modified by the Company Disclosure Letter), in any other Transaction Document or in any certificate delivered by the Company pursuant to this Agreement, it is not acting by entering into this Agreement or consummating the Transaction, in reliance on:

(i) any other representation or warranty, express or implied;

(ii) any estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information provided or addressed to the Purchaser or any of its Affiliates or Representatives, including any materials or information made available in the electronic data room hosted by or on behalf of the Company in connection with the Transaction, in connection with presentations by the Company’s management or in any other forum or setting; or

(iii) the accuracy or completeness of any other representation, warranty, estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information.

ARTICLE V

INTERIM OPERATIONS OF THE COMPANY

5.1 Affirmative Obligations. Except (a) as expressly contemplated by this Agreement, (b) as set forth in Section 5.1 or Section 5.2 of the Company Disclosure Letter, (c) as required by applicable Law or Data Security Requirements, or (d) as approved in advance in writing by the Purchaser (which approval will not be unreasonably withheld, conditioned or delayed), during the period from the execution and delivery of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article IX and the Closing, the Company will, and will cause each of its Subsidiaries to, (i) conduct its business in all material respects in the ordinary course of business, and (ii) use reasonable best efforts to preserve intact in all material respects its current business organization, ongoing businesses and significant relationships with third parties.

5.2 Forbearance Covenants. Except (a) as expressly contemplated by this Agreement, (b) as set forth in Section 5.1 or Section 5.2 of the Company Disclosure Letter, (c) as required by applicable Law, or (d) as approved in advance in writing by the Purchaser (which approval will not be unreasonably withheld, conditioned or delayed), during the period from the execution and delivery of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article IX and the Closing, the Company will not, and will not permit any of its Subsidiaries to, directly or indirectly:

(a) take any action set forth in Section 4.1 of the Stockholders Agreement;

(b) acquire or agree to acquire, directly or indirectly, by purchase, merger, consolidation or otherwise, equity or assets constituting all or substantially all of the business of (or any division of the business of) another Person;

(c) sell, assign, transfer, license, sublicense, abandon, permit to lapse, grant a covenant not to sue, or otherwise dispose of any material Intellectual Property (other than non-exclusive licenses or sublicenses granted in the ordinary course of business);

(d) (i) authorize for issuance, issue, deliver, sell or transfer or agree or commit to issue, deliver, sell or transfer any shares of capital stock of or other equity interest or convertible security in the Company or any of its Subsidiaries or other rights of any kind to acquire, any shares of capital stock of or any other equity interest in the Company or any of its Subsidiaries, other than (x) the issuance of capital stock or other equity interests pursuant to any Employee Plan or (y) the issuance of capital stock or other equity interests from any wholly owned Subsidiary to the Company or any other wholly owned Subsidiary of the Company, (ii) amend or modify any term or provision of any of the Company’s outstanding equity securities or (iii) accelerate or waive any restrictions pertaining to the vesting of any Company equity-based awards or warrants or other rights of any kind to acquire any shares of capital stock or other equity interests in the Company;

(e) propose or commit to reclassify, combine, split or subdivide any capital stock of the Company or issue or authorize the issuance of any other securities in respect of, in lieu of, or in substitution for, shares of capital stock of the Company or any of its Subsidiaries, except for, with respect to any Subsidiary of the Company, any intercompany restructuring, recapitalization or similar transaction that will not have a Company Material Adverse Effect;

(f) enter into, amend or terminate any Contract with Starboard Value LP or any of its Affiliates;

(g) except as required under applicable Law or the terms of any Employee Plan existing as of the date of this Agreement, (i) increase the compensation or benefits payable to any current or former director or executive officer of the Company or any employee of the Company whose annual base salary is at least $300,000 (in each case, other than annual merit increases in the ordinary course of business) or (ii) enter into any new, or amend any existing, employment, severance, change in control, retention, bonus guarantee, or collective bargaining agreement or similar agreement or arrangement;

(h) (i) make any loans, advances or capital contributions to, or investments in, any other Person, other than investments by the Company or a wholly owned Subsidiary of the Company to a wholly owned Subsidiary of the Company or the Company or advances of expenses to any director, officer, employee or agent of the Company in connection with advancement obligations in effect on the date of this Agreement, (ii) incur, assume or modify any material indebtedness or (iii) assume, guarantee, endorse, grant a lien (other than a Permitted Lien) on any of the Company’s assets as security or otherwise become liable for indebtedness of another Person (excluding the Company or any of its Subsidiaries); or

(i) agree, resolve, authorize or commit to take any action prohibited by this Section 5.2.

5.3 No Solicitation.

(a) No Solicitation or Negotiation. Subject to the terms of Section 5.3(b), Section 5.3(d) and Section 5.3(f), from the date hereof until the earlier to occur of the termination of this Agreement pursuant to Article IX and the Closing, the Company will (1) cease and cause to be terminated any discussions or negotiations with any Person and its Affiliates and their respective directors, officers, employees, investment bankers, attorneys, accountants and other advisors or representatives (collectively, “Representatives”) that would be prohibited by this Section 5.3(a) and (2) terminate all physical and electronic data room access previously granted to any such Person, its Affiliates and their respective Representatives. Subject to the terms of Section 5.3(b), Section 5.3(d) and Section 5.3(f), from the date hereof until the earlier to occur of the termination of this Agreement pursuant to Article IX and the Closing, the Company and its Subsidiaries will not, and will cause their respective directors, officers and employees and will instruct their other Representatives not to, directly or indirectly: (i) solicit, initiate or propose the making, submission or announcement of, or knowingly encourage, induce, facilitate or assist, an Acquisition Proposal or any inquiries or the making of any proposal that would reasonably be expected to lead to an Acquisition Proposal; (ii) furnish to any Person (other than the Purchaser, the Other Purchasers (solely with respect to the Other Transactions) or their respective Representatives) any non-public information relating to the Company or any of its Subsidiaries or afford to any Person access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company or any of its Subsidiaries, in any such case to knowingly encourage, facilitate or assist, an Acquisition Proposal or any inquiries or the making of any proposal that would reasonably be expected to lead to an Acquisition Proposal; (iii) participate, continue or engage in discussions or negotiations with any Person with respect to an Acquisition Proposal (other than informing such Persons of the provisions contained in this Section 5.3 or contacting such Person making any unsolicited Acquisition Proposal to clarify the terms and conditions thereof); (iv) approve, endorse or recommend an Acquisition Proposal; or (v) enter into any letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Transaction, other than an Acceptable Confidentiality Agreement (any such letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Transaction, an “Alternative Acquisition Agreement”). From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article IX and the Closing, the Company will not be required to enforce, and will be permitted to waive, any provision of any standstill or confidentiality agreement solely to permit a confidential proposal being made to the Company Board (or any committee thereof) if the failure to do so would be inconsistent with the directors’ fiduciary duties pursuant to applicable Law. For purposes of this Section 5.3, the Company agrees that any breach of this Section 5.3 by the Company’s Representatives shall constitute a breach of this Section 5.3 by the Company.

(b) Superior Proposals. Notwithstanding anything to the contrary set forth in this Section 5.3, from the date hereof until the Company’s receipt of the Requisite Stockholder Approvals, the Company and the Company Board (or a committee thereof) may, directly or indirectly through one or more of their Representatives, participate or engage in discussions or negotiations with, furnish any non-public information relating to the Company or any of its Subsidiaries to, or afford access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company or any of its Subsidiaries pursuant to an Acceptable Confidentiality Agreement to any Person or its Representatives that has made, renewed or delivered to the Company an Acquisition Proposal after the date of this Agreement, and otherwise facilitate such Acquisition Proposal or assist such Person (and its Representatives and financing sources) with such Acquisition Proposal (in each case, if requested by such Person), in each case with respect to an Acquisition Proposal that was not solicited in breach of Section 5.3(a) and that the Company Board (or a committee thereof) has determined in good faith (after consultation with its financial advisor and outside legal counsel) either constitutes a Superior Proposal or is reasonably likely to lead to a Superior Proposal and that failure to take such action would be inconsistent with its fiduciary duties under applicable Law; provided, that, subject to applicable Law, the Company shall provide to the Purchaser any non-public information or data that is provided to any Person given such access that was not previously made available to the Purchaser prior to or substantially concurrently with the time it is provided to such Person.

(c) No Change in Company Board Recommendation or Entry into an Alternative Acquisition Agreement. Except as provided by Section 5.3(d), at no time after the date of this Agreement until the earlier of the termination of this Agreement or the Closing Date may the Company Board (or a committee thereof): (i) withhold, withdraw, amend, qualify or modify, or publicly propose to withhold, withdraw, amend, qualify or modify, the Company Board Recommendation in a manner adverse to the Purchaser; (ii) publicly adopt, approve or recommend an Acquisition Proposal; (iii) in connection with a tender or exchange offer by a third party, fail to recommend against such offer by the close of business on the 10th Business Day after the commencement of a tender or exchange offer in connection with an Acquisition Proposal (it being understood that the Company Board (or a committee thereof) may refrain from taking a position with respect to an Acquisition Proposal until the close of business on the 10th Business Day after the commencement of a tender or exchange offer in connection with such Acquisition Proposal without such action being considered a violation of this Section 5.3); (iv) fail to include the Company Board Recommendation in the Proxy Statement; or (v) enter into any Contract or letter of intent regarding an Acquisition Proposal (any action described in clauses (i) through (iv), a “Company Board Recommendation Change”); provided, however, that, for the avoidance of doubt, a “stop, look and listen” communication by the Company Board (or a committee thereof) to the Company Stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication), will not constitute a Company Board Recommendation Change if it expressly affirms the Company Board Recommendation.

(d) Company Board Recommendation Change. Notwithstanding anything to the contrary set forth in this Agreement, at any time prior to obtaining the Requisite Stockholder Approvals:

(i) the Company Board (or a committee thereof) may effect a Company Board Recommendation Change in response to an Intervening Event if the Company Board (or a committee thereof) determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties pursuant to applicable Law; provided, that, the Company Board (or a committee thereof) shall not effect such a Company Board Recommendation Change unless:

(1) the Company has provided prior written notice to the Purchaser and the Other Purchasers at least five Business Days in advance to the effect that the Company Board (or a committee thereof) has (A) made such determination; and (B) resolved to effect a Company Board Recommendation Change pursuant to this Section 5.3(d)(i), which notice will specify the basis for such Company Board Recommendation Change, including a reasonably detailed description of the facts and circumstances relating to such Intervening Event and copies of all relevant documents relating thereto;

(2) prior to effecting such Company Board Recommendation Change, the Company and its Representatives, during such five Business Day period, must have negotiated with the Purchaser, the Other Purchasers and their respective Representatives in good faith (to the extent that the Purchaser or either of the Other Purchasers desires to so negotiate) to make such adjustments to the terms and conditions of this Agreement so that the Company Board (or a committee thereof) would no longer determine that the failure to make a Company Board Recommendation Change in response to such Intervening Event would be inconsistent with its fiduciary duties pursuant to applicable Law; and

(3) at the end of such five Business Day period and taking into account any adjustments to the terms and conditions of this Agreement and the Other Purchase Agreements, the Company Board (or a committee thereof) has determined in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to make a Company Board Recommendation Change in response to such Intervening Event would continue to be inconsistent with its fiduciary duties pursuant to applicable Law; or

(ii) if the Company has received a bona fide Acquisition Proposal that was not solicited in breach of Section 5.3 and that the Company Board has determined in good faith (after consultation with its financial advisor and outside legal counsel) constitutes a Superior Proposal, then the Company Board (or a committee thereof) may effect a Company Board Recommendation Change with respect to such Acquisition Proposal; provided, that, the Company Board (or a committee thereof) shall not take any action described in this clause (ii) unless:

(1) the Company Board (or a committee thereof) determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties pursuant to applicable Law;

(2) the Company has complied in all material respects with its obligations pursuant to this Section 5.3 with respect to such Acquisition Proposal;

(3) (i) the Company has provided prior written notice to the Purchaser and the Other Purchasers five Business Days in advance (the “Notice Period”) to the effect that the Company Board (or a committee thereof) has (A) received a Superior Proposal and (B) resolved to effect a Company Board Recommendation Change absent any revision to the terms and conditions of this Agreement, which notice will specify the basis for such Company Board Recommendation Change, including the identity of the Person or “group” of Persons making such Acquisition Proposal, the material terms thereof and copies of all relevant documents relating to such Acquisition Proposal (provided that following each subsequent amendment to such Acquisition Proposal, the Company Board shall provide a new written notice to the Purchaser, including all information and documents required in this clause (3), with a new Notice Period of three Business Days); and (ii) prior to effecting such Company Board Recommendation Change, the Company and its Representatives, during the Notice Period, must have negotiated with the Purchaser and the Other Purchasers in good faith (to the extent that the Purchaser or either of the Other Purchasers desires to so negotiate) to make such adjustments to the terms and conditions of this Agreement so that such Acquisition Proposal would cease to constitute a Superior Proposal; and

(4) at the end of the Notice Period and taking into account any adjustments to the terms and conditions of this Agreement, the Company Board determines in good faith (after consultation with its financial advisor and outside legal counsel) that the Acquisition Proposal continues to constitute a Superior Proposal.

(e) Notice. From the date hereof until the earlier to occur of the termination of this Agreement pursuant to Article IX and the Closing, the Company will promptly (and, in any event, within 24 hours) notify the Purchaser and the Other Purchasers if any offers or proposals that constitute an Acquisition Proposal are received by, any non-public information is requested from, or any discussions or negotiations are sought to be initiated or continued with, the Company or any of its Representatives. Such notice must include a summary of the material terms and conditions of such offer, proposal, request, inquiry, discussions or negotiations, including the identity of the Person making any such offer, proposal, request or inquiry or seeking to engage in such discussions or negotiations, and a copy of any written documents in connection therewith. Thereafter, the Company must keep the Purchaser reasonably informed, on a prompt basis, of the status and terms of any such offer, proposal, request, inquiry, discussions or negotiations (including any amendments thereto) and the status of any such offer, proposal, request, inquiry, discussions or negotiations.

(f) Certain Disclosures. Nothing in this Agreement will prohibit the Company or the Company Board (or a committee thereof) from: (i) taking and disclosing to the Company Stockholders a “stop, look and listen” communication by the Company Board (or a committee thereof) to the Company Stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication); (ii) informing any Person of the existence of the provisions contained in this Section 5.3; or (iii) complying with the Company’s disclosure obligations under U.S. federal or state Law with regard to an Acquisition Proposal, it being understood that any such statement or disclosure made by the Company Board (or a committee thereof) shall be subject to the terms and conditions of this Agreement. In addition, it is understood and agreed that, for purposes of this Agreement, a factually accurate public statement by the Company or the Company Board (or a committee thereof) that describes the Company’s receipt of an Acquisition Proposal, the identity of the Person making such Acquisition Proposal, the material terms of such Acquisition Proposal and the operation of this Agreement with respect thereto will not be deemed to be (A) a withholding, withdrawal, amendment, or modification, or proposal by the Company Board (or a committee thereof) to withhold, withdraw, amend or modify, the Company Board Recommendation, (B) an adoption, approval or recommendation with respect to such Acquisition Proposal, or (C) a Company Board Recommendation Change as long as it expressly affirms the Company Board Recommendation.

5.4 No Control of the Other Party’s Business. The Parties acknowledge and agree that the restrictions set forth in this Agreement are not intended to give the Purchaser, on the one hand, or the Company, on the other hand, directly or indirectly, the right to control or direct the business or operations of the other at any time prior to the Closing. Prior to the Closing Date, the Purchaser and the Company will exercise, consistent with the terms, conditions and restrictions of this Agreement, complete control and supervision over their own business and operations.

ARTICLE VI

ADDITIONAL COVENANTS

6.1 Required Action and Forbearance; Efforts.

(a) Reasonable Best Efforts. Upon the terms and subject to the conditions set forth in this Agreement, the Purchaser will (and will cause its Affiliates to, if applicable), on the one hand, and the Company will, on the other hand, use their respective reasonable best efforts to (A) take (or cause to be taken) all actions, (B) do (or cause to be done) all things, and (C) assist and cooperate with the other Parties in doing (or causing to be done) all things, in each case as are necessary, proper or advisable pursuant to applicable Law or otherwise to consummate and make effective, as promptly as practicable, the Transaction, including by using reasonable best efforts to:

(i) cause the conditions to the Transaction set forth in Article VII to be satisfied;

(ii) (1) obtain all consents, waivers, approvals, orders and authorizations from Governmental Authorities; and (2) make all registrations, declarations and filings with Governmental Authorities, in each case that are necessary or advisable to consummate the Transaction;

(iii) obtain all consents, waivers and approvals and delivering all notifications from or to any third parties in connection with this Agreement and the consummation of the Transaction that are necessary or advisable to consummate the Transactions; and

(iv) execute and deliver any Contracts and other instruments that are reasonably necessary to consummate the Transaction.

(b) No Consent Fee. Notwithstanding anything to the contrary set forth in this Section 6.1 or elsewhere in this Agreement, neither the Company nor any of its Subsidiaries will be required to agree to: (i) the payment of a consent fee, “profit sharing” payment or other consideration (including increased or accelerated payments); (ii) the provision of additional security (including a guaranty); or (iii) material conditions or obligations, including amendments to existing conditions and obligations, in each case, in connection with the Transaction, including in connection with obtaining any consent pursuant to any Material Contract.

(c) Section 6.1(a) shall not apply to filings under Antitrust Laws, which shall be governed by the obligations set forth in Section 6.2 below.

6.2 Antitrust Filings.

(a) Filing Under Antitrust Laws. The Purchaser and the Company will (i) cooperate and coordinate with the other in determining whether any filings are required by applicable Antitrust Laws in connection with the Transaction, (ii) cooperate and coordinate (and cause its respective Affiliates to cooperate and coordinate) with the other in the making of any required filings with any Governmental Authority as are required by applicable Antitrust Laws in connection with the Transaction; (iii) supply the other (or cause the other to be supplied) with any information that may be required in order to make such filings; (iv) supply (or cause to be supplied) any additional information that reasonably may be required or requested by the FTC, the DOJ or the Governmental Authorities of any other applicable jurisdiction in which any such filing is made; and (v) use reasonable best efforts to take all action necessary, proper or advisable to (A) cause the expiration or termination of the applicable waiting periods pursuant to the HSR Act and any other Antitrust Laws (to the extent applicable to this Agreement or the Transaction); and (B) obtain any required consents pursuant to any HSR Act or Antitrust Laws (to the extent applicable to this Agreement or the Transaction), in each case as promptly as reasonably practicable. The Purchaser (and its Affiliates, if applicable), on the one hand, and the Company (and its Affiliates), on the other hand, will promptly inform the other of any communication from any Governmental Authority regarding the Transaction in connection with such filings. If either Party or Affiliate thereof receives any comments or a request for additional information or documentary material from any Governmental Authority with respect to the Transaction pursuant to any Antitrust Law applicable to the Transaction, then such Party will make (or cause to be made), as promptly as practicable and after consultation with the other Parties, an appropriate response to such request; provided that neither Party may extend any waiting period or enter into any agreement or understanding with any Governmental Authority without the permission of the other Party, which shall not be unreasonably withheld, conditioned or delayed.

(b) Cooperation. In furtherance and not in limitation of the foregoing, the Company and the Purchaser shall (and shall cause their respective controlling Persons, controlled Affiliates and Subsidiaries, respectively, to), subject to any restrictions under applicable Laws: (i) promptly notify the other Party of, and, if in writing, furnish the other with copies of (or, in the case of oral communications, advise the others of the contents of) any material communication received by such Person from a Governmental Authority in connection with the Transactions and permit the other Party to review and discuss in advance (and to consider in good faith any comments made by the other Party in relation to) any proposed draft notifications, formal notifications, filing, submission or other written communication (and any analyses, memoranda, white papers, presentations, correspondence or other documents submitted therewith) made in connection with the Transactions to a Governmental Authority; (ii) keep the other Party informed with respect to the status of any such submissions and filings to any Governmental Authority in connection with the Transactions and any developments, meetings or discussions with any Governmental Authority in respect thereof, including with respect to (A) the receipt of any non-

action, action, clearance, consent, approval or waiver, (B) the expiration of any waiting period, (C) the commencement or proposed or threatened commencement of any investigation, litigation or administrative or judicial action or proceeding under applicable Laws, including any proceeding initiated by a private party, and (D) the nature and status of any objections raised or proposed or threatened to be raised by any Governmental Authority with respect to the Transaction; and (iii) not independently participate in any meeting, hearing, proceeding or discussions (whether in person, by telephone or otherwise) with or before any Governmental Authority in respect of the Transaction without giving the other party reasonable prior notice of such meeting or discussions and, unless prohibited by such Governmental Authority, the opportunity to attend or participate. Subject to restrictions under applicable Law, the Purchaser will not, without the prior written consent of the Company, extend or offer or agree to extend any waiting period under the HSR Act or any other Antitrust Law, or enter into any agreement with any Governmental Authority related to this Agreement or the transactions contemplated by this Agreement. However, the Company and the Purchaser may each designate any non-public information provided to any Governmental Authority as restricted to “outside counsel” only and any such information shall not be shared with employees, officers or directors or their equivalents of the other Party without approval of the Party providing the non-public information; provided, however, that each of the Company and the Purchaser may redact any valuation and related information before sharing any information provided to any Governmental Authority with the other Party on an “outside counsel” only basis, and that the Company and the Purchaser shall not in any event be required to share information that benefits from legal privilege with the other Party, even on an “outside counsel” only basis, where this would cause such information to cease to benefit from legal privilege.

(c) Other Action. The Purchaser shall not, directly or indirectly (whether by merger, consolidation or otherwise), acquire (or agree to acquire) any business, corporation, partnership, association or other business organization or division or part thereof, or any securities or collection of assets, if doing so would reasonably be expected to prevent or materially delay the consummation of the transactions contemplated by this Agreement.

(d) Limitations on Action. Notwithstanding anything to the contrary in this Section 6.2, nothing in this Section 6.2 or this Agreement shall require or obligate the Purchaser to agree, propose, commit to, or effect, or otherwise be required, by consent decree, hold separate, or otherwise, any sale, divestiture, hold separate, or any other action otherwise limiting the freedom of action in any respect with respect to any businesses, products, rights, services, licenses, assets, or interest therein, of Purchaser or any Affiliate.

6.3 Proxy Statement.

(a) Proxy Statement. As promptly as practical following the date hereof, the Company (with the assistance and cooperation of the Purchaser as reasonably requested by the Company) will prepare and, as promptly as practicable following the date of this Agreement, file with the SEC a preliminary proxy statement (as amended or supplemented, the “Proxy Statement”) relating to the Company Stockholder Meeting. Subject to Section 5.3, the Company shall include the Company Board Recommendation in the Proxy Statement. Prior to the filing of the Proxy Statement (or any amendment or supplement thereto), or any dissemination thereof to the Company Stockholders, or responding to any comments from the SEC with respect thereto, the Company shall provide the Purchaser and its counsel with a reasonable opportunity to review and to comment on such document or response (except to the extent that any disclosures in such document or response relate to an Acquisition Proposal), which comments, if any, the Company shall consider in good faith. None of the information supplied or to be supplied by or on behalf of the Company or the Purchaser for inclusion or incorporation by reference in the Proxy Statement, at the date it or any amendment or supplement is mailed to the Company Stockholders and at the time of the Company Stockholder Meeting, will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances in which they are made, not misleading.

(b) Furnishing Information. The Company, on the one hand, and the Purchaser, on the other hand, will furnish all information concerning it and its Affiliates, if applicable, as the other Party may reasonably request in connection with the preparation and filing with the SEC of the Proxy Statement. If at any time prior to the Company Stockholder Meeting any information relating to the Company, the Purchaser or any of their respective Affiliates should be discovered by the Company, on the one hand, or the Purchaser, on the other hand, that should be set forth in an amendment or supplement to the Proxy Statement so that such filing would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then the Party that discovers such information will promptly notify the other, and an appropriate amendment or supplement to such filing describing such information will be promptly prepared and filed with the SEC by the appropriate Party and, to the extent required by applicable law or the SEC or its staff, disseminated to the Company Stockholders.

(c) Consultation Prior to Certain Communications. The Company and its Affiliates, on the one hand, and the Purchaser and its Affiliates, on the other hand, may not communicate in writing with the SEC or its staff with respect to the Proxy Statement without first providing the other Party a reasonable opportunity to review and comment on such written communication, and each Party will give due consideration to all reasonable additions, deletions or changes suggested thereto by the other Parties or their respective counsel.

(d) Notices. The Company, on the one hand, and the Purchaser, on the other hand, will advise the other, promptly after it receives notice thereof, of any receipt of a request by the SEC or its staff for: (i) any amendment or revisions to the Proxy Statement; (ii) any receipt of comments from the SEC or its staff on the Proxy Statement; or (iii) any receipt of a request by the SEC or its staff for additional information in connection therewith.

(e) Dissemination of Proxy Statement. Subject to applicable Law, the Company will use its reasonable best efforts to cause the definitive Proxy Statement to be disseminated to the Company Stockholders as promptly as reasonably practicable following the filing thereof with the SEC and confirmation from the SEC that it will not review, or that it has completed its review of, the Proxy Statement.

6.4 Company Stockholder Meeting.

(a) Call of Company Stockholder Meeting. Within 10 calendar days after the date of this Agreement (and thereafter as reasonably determined by the Company in consultation with the Purchaser), the Company shall conduct a “broker search” in accordance with Rule 14a- 13 of the Exchange Act for a record date for the Company Stockholder Meeting that is 20 Business Days after the date of such “broker search.” Following the clearance of the Proxy Statement by the SEC, the Company shall duly call and hold a meeting of its stockholders (the “Company Stockholder Meeting”) as promptly as reasonably practicable (taking into account the time necessary to solicit proxies for the approval of the Transactions and the Certificate of Amendment) following the mailing of the Proxy Statement to the Company Stockholders, which mailing will be initiated as promptly as practicable following the confirmation from the SEC that it will not review, or that it has completed its review of, the Proxy Statement, for the purpose of obtaining the Requisite Stockholder Approvals. Subject to Section 5.3 and unless there has been a Company Board Recommendation Change, the Company will use its reasonable best efforts to solicit proxies to obtain the Requisite Stockholder Approvals.

(b) Adjournment of Company Stockholder Meeting. Notwithstanding anything to the contrary in this Agreement, nothing will prevent the Company from postponing or adjourning the Company Stockholder Meeting: (i) to allow additional solicitation of votes in order to obtain the Requisite Stockholder Approvals; (ii) if there are holders of an insufficient number of shares of the Company Common Stock present or represented by proxy at the Company Stockholder Meeting to constitute a quorum at the Company Stockholder Meeting; (iii) if the Company is required to postpone or adjourn the Company Stockholder Meeting by applicable Law or receives a request from the SEC or its staff; or (iv) if the Company Board (or a committee thereof) has determined in good faith (after consultation with outside legal counsel) that it is necessary under applicable Law to postpone or adjourn the Company Stockholder Meeting in order to give the Company Stockholders sufficient time to evaluate any information or disclosure that the Company has sent to the Company Stockholders or otherwise made available to the Company Stockholders (including in connection with any Company Board Recommendation Change). Notwithstanding the foregoing, (1) the Company shall not, without the prior written consent of the Purchaser, postpone the Company Stockholder Meeting for more than 20 Business Days in the aggregate, and (2) the Company shall, at the request of the Purchaser, to the extent permitted by applicable Law, adjourn the Company Stockholder Meeting to a date specified by the Purchaser and the Company (taking into account the time necessary to solicit proxies) if a quorum is absent at the Company Stockholder Meeting or if the Company has not received proxies representing a sufficient number of shares of Company Common Stock to obtain the Requisite Stockholder Approvals.

(c) Force-the-Vote. The Company’s obligations pursuant to this Section 6.4 shall not be affected by (i) the commencement, public proposal, public disclosure or communication to the Company of an Acquisition Proposal or (ii) any Company Board Recommendation Change.

6.5 Anti-Takeover Laws. The Company and the Purchaser will: (a) take all actions within their power to ensure that no “control share acquisition,” “fair price,” “moratorium,” “business combination” or other state anti-takeover Law (including Section 203 of the DGCL), statute or similar statute or regulation is or becomes applicable to the Transaction or any other transactions contemplated by this Agreement (including the Other Transactions); and (b) if any “control share acquisition,” “fair price,” “moratorium,” “business combination” or other state anti-takeover Law (including Section 203 of the DGCL), statute or similar statute or regulation becomes applicable to the Transaction or any other transactions contemplated by this Agreement (including the Other Transactions), take all actions within their power to ensure that the Transactions may be consummated as promptly as reasonably practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on the Transactions.

6.6 Use of Proceeds. The Company shall use the proceeds of the Purchase Price paid by the Purchaser, together with the proceeds of the purchase price paid by the Other Purchasers pursuant to the Other Purchase Agreements, to (a) first, pay off all outstanding balances under the Company Notes in accordance with the Starboard Agreement, (b) second, pay off all outstanding balances under the Foreign Note and (c) third, using any remaining proceeds directly or indirectly to pay its expenses related to the Transactions and for general corporate purposes. To the extent the proceeds of the Purchase Price paid by the Purchaser, together with the proceeds of the purchase price paid by the Other Purchasers pursuant to the Other Purchase Agreements, are insufficient for purposes of the foregoing clauses (a) through (c), then the Company shall use the proceeds from its balance sheet for such purposes.

6.7 Access. At all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article IX and the Closing, the Company will afford the Purchaser reasonable access, consistent with applicable Law, during normal business hours, upon reasonable advance notice provided in writing to the General Counsel of the Company, or another Person designated in writing by the Company, to the properties, books and records and personnel of the Company, except that the Company may restrict or otherwise prohibit access to any documents or information to the extent that: (a) any applicable Law or Contract requires the Company to restrict or otherwise prohibit access to such documents or information; (b) access to such documents or information would give rise to a material risk of waiving any attorney-client privilege, work product doctrine or other privilege applicable to such documents or information; (c) such disclosure relates to interactions with other prospective buyers or transaction partners of the Company or the negotiation of this Agreement and the transactions contemplated hereby, or information relating to the analysis, valuation or consideration of the Transactions or the transactions contemplated hereby, in each case, subject to Section 5.3, which shall not be limited by this Section 6.7(c); (d) access to a Contract to which the Company or any of its Subsidiaries is a party or otherwise bound would violate or cause a default pursuant to, or give a third Person the right to terminate or accelerate the rights pursuant to, such Contract; (e) access would result in the disclosure of any trade secrets of third Persons; or (f) such documents or information are reasonably pertinent to any adverse Legal Proceeding between the Company and its Affiliates, on the one hand, and the Purchaser and its Affiliates, on the other hand; provided that the Company shall use reasonable best efforts to provide such documents or information in a manner that does not violate or cause a default pursuant to, or give a third Person the right to terminate or accelerate the rights pursuant to, any Contract or cause such documents or information to cease to benefit from legal privilege, including by redacting or obtaining consent in connection therewith. Nothing in this Section 6.7 will be construed to require the Company, any of its Subsidiaries or any of their respective Representatives to prepare any reports, analyses, appraisals or opinions. Any investigation conducted pursuant to the access contemplated by this Section 6.7 will be conducted in a manner that (i) does not unreasonably interfere with the conduct of the business of the Company and its Subsidiaries or otherwise result in any significant interference with the prompt and timely discharge by officers, employees and other authorized Representatives of the Company or any of its Subsidiaries of their normal duties or (ii) create a risk of damage or destruction to any property or assets of the Company or its Subsidiaries. Any access to the properties of the Company and its Subsidiaries will be subject to the Company’s reasonable security measures and insurance requirements and will not include the right to perform invasive or subsurface testing or any sampling, monitoring or analysis of soil, groundwater, building materials, indoor air, or other environmental media of the sort generally referred to as a “Phase II” environmental investigation. The terms and conditions of the Confidentiality Agreement will apply to any information obtained by the Purchaser or any of its Representatives in connection with any investigation conducted pursuant to the access contemplated by this Section 6.7; provided that, notwithstanding any provision to the contrary in the Confidentiality Agreement, the Purchaser and any of its Representatives shall be permitted to disclose to the Other Purchasers and their respective Representatives any information of the Company and discuss with the Other Purchasers and their respective Representatives any information of the Company, in each case, including in connection with the Transactions or any other Acquisition Proposal, except that the Purchaser or its Representatives shall not disclose to the Other Purchasers or their respective Representatives any Company information that is competitively sensitive and is designated in writing by the Company to be for such Purchaser’s access only (or that otherwise directly relates only to commercial matters or arrangements of the Company in the ordinary course of business (and not the Transaction or any Acquisition Proposal) and, notwithstanding the foregoing, would otherwise be prohibited to be disclosed by the Purchaser or its applicable Affiliates pursuant to another confidentiality agreement between the Purchaser or its Affiliates and the Company or its Affiliates). All requests for access pursuant to this Section 6.7 must be directed to the General Counsel of the Company, or another person designated in writing by the Company. Notwithstanding any provision to the contrary in the Confidentiality Agreement, the Confidentiality Agreement shall automatically terminate at the Closing.

6.8 Notification of Certain Matters.

(a) Notification by the Company. From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article IX and the Closing, the Company will give prompt notice to the Purchaser upon the discovery by the Company’s Chief Executive Officer, Chief Financial Officer, Chief Product Officer, Chief Commercial Officer or Chief Revenue Officer: (i) that any representation or warranty made by it in this Agreement has become untrue or inaccurate in any material respect as of the date it was made; (ii) of any failure by it to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it pursuant to this Agreement in any material respect; or (iii) of any failure of the conditions to the obligations of the Purchaser set forth in Section 7.2(a), Section 7.2(b) or Section 7.2(c) to be satisfied at the Closing or the satisfaction of which to be materially delayed, except that no such notification will modify any representation, warranty or covenant of the Company set forth in this Agreement or the conditions to the obligations of the Purchaser to consummate the Transaction or the remedies available to the Parties under this Agreement. The terms and conditions of the Confidentiality Agreement apply to any information provided to the Purchaser pursuant to this Section 6.8(a).

(b) Notification by Purchaser. From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article IX and the Closing, the Purchaser will give prompt notice to the Company upon the discovery: (i) that any representation or warranty made by the Purchaser in this Agreement has become untrue or inaccurate in any material respect; (ii) of any failure by the Purchaser to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by the Purchaser pursuant to this Agreement in any material respect; or (iii) of any failure of the conditions to the obligations of the Company set forth in Section 7.3(a) or Section 7.3(b) to be satisfied at the Closing or the satisfaction of which to be materially delayed, except that no such notification will modify any representation, warranty or covenant of the Purchaser set forth in this Agreement or the conditions to the obligations of the Company to consummate the Transaction or the remedies available to the Parties under this Agreement. The terms and conditions of the Confidentiality Agreement shall apply to any information provided to the Company pursuant to this Section 6.8(b).

6.9 Public Statements and Disclosure. The initial press release with respect to the execution of this Agreement shall be a joint press release to be reasonably agreed upon by the Company and the Purchaser. Following such initial press release, the Company and the Purchaser shall consult with each other before issuing, and give each other the opportunity to review and comment upon, any press release or other public statements with respect to the Transactions and shall not issue any such press release or make any such public statement prior to such consultation, except as such party may reasonably conclude may be required by applicable Law, court process or by obligations pursuant to any listing agreement with any national securities exchange or national securities quotation system (and then only after as much advance notice and consultation as is feasible); provided, however, that the Company or the Purchaser shall not be obligated to engage in such consultation with respect to communications that are (a) principally directed to employees, suppliers, customers, partners or vendors or (b) not materially inconsistent with public statements previously made in accordance with this Section 6.9; provided, further, however, that the restrictions set forth in this Section 6.9 shall not apply to any release or public statement (i) made or proposed to be made by the Company with respect to an Acquisition Proposal, a Superior Proposal or a Company Board Recommendation Change or any action taken pursuant thereto or (ii) in connection with any dispute between the parties regarding this Agreement or the Transaction.

6.10 Transaction Litigation. Prior to the Closing, the Company will provide the Purchaser with prompt notice (and in any event within three Business Days) of all Transaction Litigation commenced or threatened in writing to be commenced, after the date of this Agreement, against the Company or any of its directors or officers by any stockholder relating to this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby (including by providing copies of all pleadings with respect thereto) and keep the Purchaser reasonably informed with respect to the status thereof. The Company will: (a) give the Purchaser the opportunity to, subject to the entry into a joint defense agreement with terms mutually agreeably to the parties, participate in the defense, settlement or prosecution of any Transaction Litigation, and shall consider the Purchaser’s views; and (b) consult with the Purchaser with respect to the defense, settlement and prosecution of any Transaction Litigation. The Company may not compromise, settle or come to an arrangement regarding, or agree to compromise, settle or come to an arrangement regarding, any Transaction Litigation unless the Purchaser has consented thereto in writing (which consent will not be unreasonably withheld, conditioned or delayed).

6.11 Listing of Shares. Prior to the Closing and subject to the stockholder approval rules of the NASDAQ, the Company will use its reasonable best efforts to obtain approval for listing, subject to notice of issuance, of the Underlying Shares on the NASDAQ.

6.12 Comcast and Starboard Agreements. From the signing date of the Comcast Agreement(s) and the Starboard Agreement through the Closing, the Company shall not (a) waive, amend or modify in any material respect, or terminate, the Comcast Agreement(s) or (b) waive, amend or modify in any respect, or terminate, the Starboard Agreements, in each case, without the prior written consent of the Purchaser.

6.13 Directors. The Company shall take all necessary action so that immediately after the Closing, the Company Board is comprised of two individuals designated by the Purchaser, two individuals designated by the Qurate Purchaser, two individuals designated by the Cerberus Purchaser and the individuals identified on Schedule 6.14 of the Company Disclosure Letter.

6.14 Certain Other Obligations. At the Closing, the Purchaser and the Company shall enter into the Charter Agreements. From and after the date hereof until the Closing, the Company shall comply with the terms of Section 6.16 of the Stockholders Agreement, as if set forth herein; provided that none of the Company or its Affiliates shall be required to pay any commitment or other fee, incur or reimburse any costs or expenses or incur any other liability or obligation of any kind in connection with the foregoing, except to the extent the Purchaser promptly reimburses the Company therefor in accordance with the next sentence hereof. The Purchaser shall promptly reimburse the Company for all reasonable, documented out-of-pocket costs and expenses incurred by the Company or any of its Affiliates in connection with the foregoing cooperation taken at the request of the Purchaser and shall indemnify and hold harmless the Company and its Affiliates from and against any and all losses, damages, claims, costs or expenses suffered or incurred by any of them in connection with such cooperation.

6.15 No Inconsistent Agreements. From the date of this Agreement through the Closing, neither the Company nor any of its Affiliates shall enter into any additional or modify any existing agreements with any Other Purchasers, that have the effect of establishing rights or otherwise benefiting any such Other Purchasers in a manner more favorable in any respect to the rights and benefits established in favor of the Purchaser by this Agreement, unless in any such case, the Purchaser has been offered such rights and benefits and the Company has agreed to such amendments to this Agreement as may be necessary to provide such rights and benefits to the Purchaser.

ARTICLE VII

CONDITIONS TO THE TRANSACTION

7.1 Conditions to Each Party’s Obligations to Effect the Transaction. The respective obligations of the Parties to consummate the Transaction are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) prior to the Closing of each of the following conditions:

(a) Requisite Stockholder Approvals. The Company’s receipt of the Requisite Stockholder Approvals at the Company Stockholder Meeting.

(b) Regulatory Approval. The waiting periods (and any extensions thereof), if required, applicable to the Transaction pursuant to the HSR Act will have expired or otherwise been terminated.

(c) No Prohibitive Laws or Injunctions. No temporary restraining order, preliminary or permanent injunction or other judgment or order or other legal or regulatory restraint or prohibition preventing the consummation of the Transaction or the Other Transactions, in each case, issued by a court or other Governmental Authority of competent jurisdiction in the United States will be in effect, and no statute, rule, regulation or order will have been enacted, entered, enforced or deemed applicable to the Transaction by a Governmental Authority of competent jurisdiction in the United States, that in each case prohibits, makes illegal, or enjoins the consummation of the Transaction or the Other Transactions.

7.2 Conditions to the Obligations of the Purchaser. The obligations of the Purchaser to consummate the Transaction will be subject to the satisfaction or waiver (where permissible pursuant to applicable Law) prior to the Closing of each of the following conditions, any of which may be waived exclusively by the Purchaser:

(a) Representations and Warranties.

(i) Other than the representations and warranties set forth in Section 3.1 (Organization; Good Standing), Section 3.2 (Corporate Power; Enforceability), Section 3.3 (Company Board Approval), Section 3.4 (Requisite Stockholder Approvals), Section 3.5(a) (Non-Contravention), Section 3.7 (Company Capitalization), Section 3.8(b) (Subsidiaries), Section 3.12(b) (Absence of Certain Changes) and Section 3.25 (Brokers), the representations and warranties of the Company set forth in this Agreement will be true and correct (without giving effect to any materiality or Company Material Adverse Effect qualifications set forth therein) as of the date of this Agreement and as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except for such failures to be true and correct that have not had and would not reasonably be expected to have a Company Material Adverse Effect;

(ii) The representations and warranties of the Company set forth in Section 3.1 (Organization; Good Standing), Section 3.2 (Corporate Power; Enforceability), Section 3.3 (Company Board Approval), Section 3.4 (Requisite Stockholder Approvals), Section 3.5(a) (Non-Contravention), Section 3.7(c) through (e) (Company Capitalization), Section 3.8(b) (Subsidiaries) and Section 3.25 (Brokers) will be true and correct in all material respects (without giving effect to any materiality or Company Material Adverse Effect qualifications set forth therein) as of the date of this Agreement and as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date);

(iii) The representations and warranties of the Company set forth in Section 3.7(a) and Section 3.7(b) will be true and correct as of the Capitalization Date, except for de minimis inaccuracies; and

(iv) The representation and warranty of the Company set forth in Section 3.12(b) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as if made at and as of the Closing Date.

(b) Performance of Obligations of the Company. The Company will have performed and complied in all material respects with the covenants, obligations and conditions of this Agreement required to be performed and complied with by it at or prior to the Closing.

(c) Company Material Adverse Effect. No Company Material Adverse Effect will have occurred after the date of this Agreement.

(d) Officer’s Certificate. The Purchaser will have received a certificate of the Company, validly executed for and on behalf of the Company and in its name by a duly authorized officer thereof, certifying that the conditions set forth in Section 7.2(a), Section 7.2(b) and Section 7.2(c) have been satisfied.

(e) Certificate of Designation. The Company shall have delivered to the Purchaser a copy of the Certificate of Designation that has been filed with and accepted by the Secretary of State of the State of Delaware.

(f) Certificate of Amendment. The Company shall have delivered to the Purchaser a copy of the Certificate of Amendment that has been filed with and accepted by the Secretary of State of the State of Delaware.

(g) Evidence of Issuance. The Company shall have delivered to the Purchaser evidence of the issuance of the Purchased Shares credited to book-entry accounts maintained by the Company.

(h) Reservation and Approval for Listing of Underlying Shares. The Underlying Shares shall have been reserved by the Company and approved for listing on the NASDAQ, subject to official notice of issuance.

(i) Registration Rights Agreement. The Company shall have delivered to the Purchaser a copy of the Registration Rights Agreement substantially in the form attached hereto as Exhibit C, duly executed by the Company.

(j) Stockholders Agreement. The Company shall have delivered to the Purchaser a copy of the Stockholders Agreement substantially in the form attached hereto as Exhibit D (the “Stockholders Agreement”), duly executed by the Company.

(k) Charter Agreements. The Company shall have delivered to the Purchaser a copy of the Data License Agreement and Service Order substantially in the form attached hereto as Exhibit E (the “Charter Agreements”), duly executed by the Company.

(l) Comcast Agreement(s). The Set-Top Box Data License Agreement, by and between the Company and Comcast Cable Communications Management, LLC, dated as of February 26, 2020, as amended as of the date of this Agreement (the “Comcast Agreement(s)”), shall continue to be in effect.

(m) Other Purchase Agreements. Each of the conditions precedent to the obligations of the parties to each Other Purchase Agreement shall have been satisfied or waived (other than those conditions that by their terms are to be satisfied concurrently with the Closing, but subject to the satisfaction or waiver (to the extent permitted under such Other Purchase Agreement) of such conditions) and each Other Transaction is consummated at substantially the same time as the Closing.

(n) Payoff Letters. The Company shall have delivered to the Purchaser duly executed payoff letters evidencing the payoff of all outstanding balances under, and the release of any liens and encumbrances in respect of, the Company Notes in accordance with the Starboard Agreement and the Foreign Note in accordance with its terms.

(o) Opinion. The Company shall have delivered to the Purchaser an opinion addressed to the Purchaser from Vinson & Elkins L.L.P., counsel to the Company, dated as of the Closing Date, substantially in the form attached hereto as Exhibit F.

(p) Resignation. Other than those persons identified in Section 6.14 and the Stockholders Agreement as members of the Company Board after the Closing, all members of the Company Board shall have executed written resignations effective as of the Closing.

7.3 Conditions to the Company’s Obligations to Effect the Transaction. The obligations of the Company to consummate the Transaction are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) prior to the Closing of each of the following conditions, any of which may be waived exclusively by the Company:

(a) Representations and Warranties. The representations and warranties of the Purchaser set forth in this Agreement will be true and correct on and as of the date of this Agreement and as of the Closing Date with the same force and effect as if made on and as of such date, except for: (i) any failure to be so true and correct that would not, individually or in the aggregate, prevent or materially delay the consummation of the Transaction or the other transactions contemplated by this Agreement or the ability of the Purchaser to fully perform its covenants and obligations pursuant to this Agreement; and (ii) those representations and warranties that expressly speak as of an earlier date, which representations will have been true and correct as of such earlier date, except for any failure to be so true and correct that would not, individually or in the aggregate, prevent or materially delay the consummation of the Transaction or the other transactions contemplated by this Agreement or the ability of the Purchaser to fully perform its covenants and obligations pursuant to this Agreement.

(b) Performance of Obligations of the Purchaser. The Purchaser will have performed and complied in all material respects with the covenants, obligations and conditions of this Agreement required to be performed and complied with by the Purchaser at or prior to the Closing.

(c) Officer’s Certificate. The Company will have received a certificate of the Purchaser, validly executed for and on behalf of the Purchaser and in its name by a duly authorized officer thereof, certifying that the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied.

(d) Payment of Purchase Price. The Purchaser shall have delivered to the Company payment of the Purchase Price, payable by wire transfer of immediately available funds to accounts designated in advance of the Closing Date by the Company.

(e) Registration Rights Agreement. The Purchaser shall have delivered to the Company a copy of the Registration Rights Agreement substantially in the form attached hereto as Exhibit C, duly executed by the Purchaser.

(f) Stockholders Agreement. The Purchaser shall have delivered to the Company a copy of the Stockholders Agreement substantially in the form attached hereto as Exhibit D, duly executed by such Purchaser.

(g) Charter Agreement(s). The Purchaser shall have delivered to the Company a copy of the Charter Agreements, duly executed by the Purchaser.

(h) Form W-9. The Purchaser shall have delivered to the Company at least two Business Days prior to the Closing Date a properly executed IRS Form W-9 from the Purchaser (or, if the Purchaser is a disregarded entity for U.S. federal income Tax purposes, its regarded owner).

ARTICLE VIII

INDEMNIFICATION

8.1 Survival of Provisions. The Company Fundamental Representations and the Purchaser Fundamental Representations shall survive the execution and delivery of this Agreement indefinitely and the other representations and warranties contained in this Agreement and the covenants made in this Agreement that are required to be performed prior to the Closing Date shall survive for a period of 12 months following the Closing Date. The covenants made in this Agreement that are required to be performed on or after the Closing Date shall survive the Closing and remain operative and in full force and effect in accordance with their respective terms until fully performed. Notwithstanding the foregoing, if any claim is brought pursuant to this Article VIII prior to the expiration of any survival period set forth in this Section 8.1, the expiration date of such survival period shall be automatically extended until such claim is fully and finally resolved.

8.2 Indemnification by the Company. The Company agrees to indemnify the Purchaser Related Parties from, and hold each of them harmless against, any and all actions, suits, proceedings (including any investigations, litigation or inquiries), demands, and causes of action, and, in connection therewith, and promptly upon demand, pay or reimburse each of them for all costs, losses, liabilities, damages, or expenses of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel and all other reasonable expenses incurred in connection with investigating, defending or preparing to defend any such matter that may be incurred by them or asserted against or involve any of them) (collectively, “Losses”), whether or not involving a Third-Party Claim, as a result of, arising out of, or in any way related to the breach of any representation or warranty set forth in Article III or any certificate delivered hereunder or failure to perform any covenant or agreement of the Company contained herein; provided that such claim for indemnification relating to the breach of representations, warranties or covenants is made prior to the expiration of the survival period of such representation or warranty as set forth in Section 8.1; provided, however, that for purposes of determining when an indemnification claim has been made, the date upon which a Purchaser Related Party shall have given notice (stating in reasonable detail the basis of the claim for indemnification) to the Company shall constitute the date upon which such claim has been made.

8.3 Indemnification by the Purchaser. The Purchaser agrees to indemnify the Company Related Parties from, and hold each of them harmless against, any and all actions, suits, proceedings (including any investigations, litigation or inquiries), demands, and causes of action, and, in connection therewith, and promptly upon demand, pay or reimburse each of them for all Losses, whether or not involving a Third-Party Claim, as a result of, arising out of, or in any way related to the breach of any representation or warranty made by such Purchaser and set forth in Article IV or any failure by Purchaser to perform any covenant or agreement of the Purchaser contained herein; provided that such claim for indemnification relating to the breach of representations, warranties or covenants is made prior to the expiration of the survival period of such representation or warranty as set forth in Section 8.1; provided, however, that for purposes of determining when an indemnification claim has been made, the date upon which a Company Related Party shall have given notice (stating in reasonable detail the basis of the claim for indemnification) to the Purchaser shall constitute the date upon which such claim has been made.

8.4 Limitations to Indemnification.

(a) (i) The Company shall not be liable for any indemnifiable Losses that may be recovered by the Purchaser Related Parties (other than for breaches of any Company Fundamental Representations or any covenants of the Company or Fraud) unless and until the amount of such indemnifiable Losses, individually or in the aggregate, exceeds an amount equal to 2.00% of the Purchase Price (the “Indemnity Threshold”), but from and after such time as the indemnifiable Losses of the Purchaser Related Parties exceed the Indemnity Threshold, each applicable Purchaser Related Party shall be entitled to indemnity for the entire amount of all indemnifiable Losses of such Person, and (ii) the Purchaser shall not be liable for any indemnifiable Losses that may be recovered by the Company Related Parties (other than for breaches of any Purchaser Fundamental Representations or any covenants of the Purchaser or Fraud) unless and until the amount of such indemnifiable Losses, individually or in the aggregate, exceeds an amount equal to the Indemnity Threshold, but from and after such time as the indemnifiable Losses of the Company Related Parties exceed the Indemnity Threshold, each applicable Company Related Party shall be entitled to indemnity for the entire amount of all indemnifiable Losses of such Person.

(b) The maximum amount of indemnifiable Losses that may be recovered from (i) the Company for any amounts due under Section 8.2 (other than for breaches of any Company Fundamental Representations or any covenants of the Company or Fraud) shall be an amount equal to 10.00% of the Purchase Price (the “Indemnity Cap”) and (ii) the Purchaser for any amounts due under Section 8.3 (other than for breaches of any Purchaser Fundamental Representations or any covenants of the Purchaser or Fraud) shall be an amount equal to the Indemnity Cap; provided that, other than with respect to Fraud, the maximum amount of indemnifiable Losses that may be recovered from the Company or from the Purchaser, as applicable, shall be an amount equal to the Purchase Price.

(c) For purposes of the Company’s indemnification obligations under Section 8.2, including for purposes of both determining whether there has been a breach of any representation or warranty and for determining the amount of indemnifiable Losses resulting therefrom, the representations and warranties set forth in Article III of this Agreement that are qualified as to “material”, “materiality”, “material respects”, “Material Adverse Effect” or words of similar import or effect shall be deemed to have been made without any such qualification.

(d) No party hereto shall have any liability for Losses pursuant to Section 8.2 or Section 8.3 for any consequential (to the extent the Loss did not arise from a reasonably foreseeable consequence of the relevant breach or the matter giving rise to the applicable Loss) or punitive damages relating to a breach or alleged breach of this Agreement, whether based in contract, tort, strict liability, other law or otherwise, except to the extent such Losses are incurred by a third person and constitute a portion of a Third-Party Claim.

(e) Each Company Related Party or Purchaser Related Party seeking indemnification hereunder (each, an “Indemnified Party”) shall use reasonable best efforts to pursue any and all rights it or any of its controlled Affiliates has to any applicable insurance proceeds, indemnity or contribution from a third party in respect of any Losses payable by the indemnitor hereunder (the “Indemnifying Party”) pursuant to this Article VIII, and any payments by an Indemnifying Party pursuant to this Article VIII in respect of such Losses shall be reduced by the amount of such insurance proceeds, indemnity, contribution or other similar payment actually received by the Indemnified Party or any of its controlled Affiliates in respect of such Losses, less any related costs and expenses actually incurred by the Indemnified Party and its controlled Affiliates in pursuing such insurance claim or indemnity, contribution or other similar payment and the amount of any retrospective or other current increase in premium actually borne by the Indemnified Party or any of its controlled Affiliates, directly or indirectly, that is directly attributable to the payment of such insurance proceeds, and, if the Indemnified Party has previously received an indemnification payment from the Indemnifying Party for a Loss, promptly after the realization of any insurance proceeds, indemnity, contribution or other similar payment with respect to such Loss, the Indemnified Party shall reimburse the Indemnifying Party for such payment (less any costs and expenses described in the preceding sentence). For the avoidance of doubt, the Indemnified Party shall be entitled to pursue indemnification from the Indemnifying Party pursuant to this Agreement prior to, after or concurrently with the pursuit of any such rights to insurance proceeds, indemnity or contribution from a third party.

(f) Notwithstanding anything to the contrary contained in this Agreement, (i) no Indemnified Party or any of its Affiliates will be entitled to recover more than one time for any particular Losses under this Agreement and (ii) to the extent an Indemnifying Party has paid any Losses under this Agreement to any Indemnified Party, no other Indemnified Party shall be entitled to recover the same Losses in respect of the claims for which such Losses were paid.

(g) No Indemnified Party shall be entitled to indemnification under this Article VIII for, and Losses shall not include, any Losses to the extent resulting from the actions or omissions of such Indemnified Party. Each Indemnified Party shall make reasonable efforts to mitigate or minimize all Losses upon and after becoming aware of any event or condition which would reasonably be expected to give rise to any Losses that are indemnifiable hereunder and, if an Indemnified Party fails to use reasonable best efforts to so mitigate any indemnifiable Losses under this sentence, the Indemnifying Party that would otherwise have an indemnity obligation hereunder with respect to such Losses shall have no liability for any portion of such Losses that reasonably would have been avoided or mitigated had the Indemnified Party made such efforts.

8.5 Indemnification Procedure. Promptly after an Indemnified Party has received notice of any indemnifiable claim hereunder, or the commencement of any action, suit or proceeding by a third person, which the Indemnified Party believes in good faith is an indemnifiable claim under this Agreement (each a “Third-Party Claim”), the Indemnified Party shall give the Indemnifying Party written notice of such Third-Party Claim, but failure to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability it may have to such Indemnified Party hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure. Such notice shall state the nature and the basis of such Third-Party Claim to the extent then known. The Indemnifying Party shall have the right to defend, at its own expense and by its own counsel who shall be reasonably acceptable to the Indemnified Party, any such matter as long as the Indemnifying Party pursues the same diligently and in good faith; provided that, notwithstanding anything to the contrary in this Section 8.5, the Indemnifying Party shall not be entitled to assume the defense of any Third-Party Claim (and, to the extent the Indemnifying Party has assumed the defense, shall transfer control of such defense to the Indemnified Party) if (a) such Third-Party Claim seeks equitable relief or such Third-Party Claim involves a criminal action, (b) the Indemnifying Party shall not have assumed the defense of such Third-Party Claim within 10 Business Days of receipt of a notice of such Claim for indemnity or (c) such Third-Party Claim exceeds the Indemnity Cap. If the Indemnifying Party undertakes to defend, it shall promptly, and in no event later than 10 Business Days, notify the Indemnified Party of its intention to do so, and the Indemnified Party shall cooperate with the Indemnifying Party and its counsel in all commercially reasonable respects in the defense thereof. Such cooperation shall include, but shall not be limited to, furnishing the Indemnifying Party with any books, records and other information reasonably requested by the Indemnifying Party and in the Indemnified Party’s possession or control. Such cooperation of the Indemnified Party shall be at the cost of the Indemnifying Party. After the Indemnifying Party has notified the Indemnified Party of its intention to undertake to defend any such asserted liability, and for so long as the Indemnifying Party diligently pursues such defense, the Indemnifying Party shall not be liable for any additional legal expenses incurred by the Indemnified Party in connection with any defense of such asserted liability; provided, however, that the Indemnified Party shall be entitled (i) at its expense, to participate in the defense of such asserted liability and (ii) if (A) the Indemnifying Party has within ten (10) Business Days after the Indemnified Party provides written notice of a Third-Party Claim, failed (1) to assume the defense or employ counsel reasonably acceptable to the Indemnified Party or (2) to notify the Indemnified Party of such assumption or (B) if the defendants in any such action include both the Indemnified Party and the Indemnifying Party and counsel to the Indemnified Party shall have concluded that there may be reasonable defenses available to the Indemnified Party that are different from or in addition to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party, then the Indemnified Party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred. Notwithstanding any other provision of this Agreement, the Indemnifying Party shall not consent to the settlement of, or the entry of any judgment arising from, any indemnified Third-Party Claim without the consent of the

Indemnified Party (which consent shall not be unreasonably withheld), unless the settlement thereof, or the entry of any judgment arising therefrom, imposes no liability or obligation on, and includes a complete release from liability of, and does not include any admission of wrongdoing or malfeasance by, the Indemnified Party. The remedies provided for in this Article VIII are cumulative and are not exclusive of any remedies that may be available to a party at law or in equity or otherwise.

8.6 Exclusive Remedy. After the Closing, the sole and exclusive remedy for any and all Losses related to the breach of any representation or warranty set forth in Article III or Article IV or any covenant to be performed prior to the Closing Date of this Agreement shall be the rights of indemnification set forth in this Article VIII only, and no Person will have any other entitlement, remedy or recourse, whether in contract, tort or otherwise, it being agreed that all of such other remedies, entitlements and recourse are expressly waived and released by the parties hereto to the fullest extent permitted by Law. Notwithstanding anything in the foregoing to the contrary, nothing in this Agreement shall limit or otherwise restrict a Fraud claim brought by any party hereto or the right to seek specific performance pursuant to Section 10.8(b).

8.7 Payment of Indemnification Claims. To the extent it is finally determined or otherwise agreed upon that any Indemnifying Party is required to provide an indemnification payment pursuant to this Article VIII to any Indemnified Party, such payment shall be made directly by such Indemnifying Party by wire transfer of immediately available funds to an account designated by such Indemnified Party, within 10 Business Days of such final determination and designation of account.

8.8 Tax Treatment of Indemnification Payments. Any indemnification payments made under this Article VIII shall be treated for all Tax purposes as an adjustment to the relevant Purchaser’s Purchase Price, except as otherwise required by applicable Law.

ARTICLE IX

TERMINATION, AMENDMENT AND WAIVER

9.1 Termination. This Agreement may be validly terminated only as follows (it being understood and agreed that this Agreement may not be terminated for any other reason or on any other basis):

(a) at any time prior to the Closing (whether prior to or after the receipt of the Requisite Stockholder Approvals) by mutual written agreement of the Purchaser and the Company;

(b) by the Purchaser or the Company, at any time prior to the Closing (whether prior to or after the receipt of the Requisite Stockholder Approvals) if: (i) any permanent injunction or other judgment or order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Transaction is in effect, or any action has been taken by any Governmental Authority of competent jurisdiction, that, in each case, prohibits, makes illegal or enjoins the consummation of the Transaction and has become final and non-appealable; or (ii) any statute, rule, regulation or order has been enacted, entered, enforced or deemed applicable to the Transaction that permanently prohibits, makes illegal or enjoins the consummation of the Transaction, except that the right to terminate this Agreement pursuant to this Section 9.1(b) will not be available to any Party that has breached its obligations to resist appeal, obtain consent pursuant to, resolve or lift, as applicable, such injunction, action, statute, rule, regulation or order;

(c) by the Purchaser or the Company, at any time prior to the Closing (whether prior to or after the receipt of the Requisite Stockholder Approvals) if the Closing has not occurred by 11:59 p.m., New York City time, on July 1, 2021 (the “Termination Date”); provided that the right to terminate this Agreement pursuant to this Section 9.1(c) will not be available to any Party whose action or failure to act (which action or failure to act constitutes a breach by such Party of this Agreement) has been the primary cause of, or primarily resulted in, either (i) the failure to satisfy the conditions to the obligations of the terminating Party to consummate the Transaction set forth in Article VII prior to the Termination Date or (ii) the failure of the Closing to have occurred prior to the Termination Date;

(d) by the Purchaser or the Company, at any time prior to the Closing if the Company fails to obtain the Requisite Stockholder Approvals at the Company Stockholder Meeting (or any adjournment or postponement thereof) at which a vote on the Transactions is taken, except that the right to terminate this Agreement pursuant to this Section 9.1(d) will not be available to any Party whose action or failure to act (which action or failure to act constitutes a breach by such Party of this Agreement) has been the primary cause of, or primarily resulted in, the failure to obtain the Requisite Stockholder Approvals at the Company Stockholder Meeting (or any adjournment or postponement thereof);

(e) by the Purchaser, if the Company has breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 7.2(a) or Section 7.2(b), except that if such breach is capable of being cured by the Termination Date, the Purchaser will not be entitled to terminate this Agreement prior to the delivery by the Purchaser to the Company of written notice of such breach, delivered at least 30 days prior to such termination or such shorter period of time as remains prior to the Termination Date (the shorter of such periods, the “Company Breach Notice Period”) stating the Purchaser’s intention to terminate this Agreement pursuant to this Section 9.1(e) and the basis for such termination, it being understood that the Purchaser will not be entitled to terminate this Agreement if (i) such breach has been cured within the Company Breach Notice Period (to the extent capable of being cured) or (ii) the Purchaser is then in breach of any representation, warranty, agreement or covenant contained in this Agreement which breach would result in a failure of a condition set forth in Section 7.3(a) or Section 7.3(b);

(f) by the Purchaser, if at any time the Company Board (or a committee thereof) has effected a Company Board Recommendation Change;

(g) by the Company, if the Purchaser has breached or failed to perform in any material respect any of its respective representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 7.3(a) or Section 7.3(b), except that if such breach is capable of being cured by the Termination Date, the Company will not be entitled to terminate this Agreement pursuant to this Section 9.1(g) prior to the delivery by the Company to the Purchaser of written notice of such breach, delivered at least 30 days prior to such termination or such shorter period of time as remains prior to the Termination Date (the shorter of such periods, the “Purchaser Breach Notice Period”) stating the Company’s intention to terminate this Agreement pursuant to this Section 9.1(g) and the basis for such termination, it being understood that the Company will not be entitled to terminate this Agreement if (i) such breach has been cured within the Purchaser Breach Notice Period (to the extent capable of being cured) or (ii) the Company is then in breach of any representation, warranty, agreement or covenant contained in this Agreement which breach would result in a failure of a condition set forth in Section 7.2(a) or Section 7.2(b); and

(h) by the Purchaser or the Company, if either or both of the Other Purchase Agreements are terminated in accordance with its terms.

9.2 Manner and Notice of Termination; Effect of Termination.

(a) Manner of Termination. The Party terminating this Agreement pursuant to Section 9.1 (other than pursuant to Section 9.1(a)) must deliver prompt written notice thereof to the other Party specifying the provision of Section 9.1 pursuant to which this Agreement is being terminated and setting forth in reasonable detail the facts and circumstances forming the basis for such termination pursuant to such provision.

(b) Effect of Termination. Any proper and valid termination of this Agreement pursuant to Section 9.1 will be effective immediately upon the delivery of written notice by the terminating Party to the other Party. In the event of the termination of this Agreement pursuant to Section 9.1, this Agreement will be of no further force or effect without liability of either Party (or any partner, member, stockholder, director, officer, employee, Affiliate or Representative of such Party) to the other Party, as applicable, except that this Section 9.2, Section 9.3 and Article X will each survive the termination of this Agreement. Notwithstanding the foregoing, nothing in this Agreement or the termination hereof will relieve either Party from any liability for Fraud or any willful and material breach of this Agreement prior to its termination. In addition to the foregoing, no termination of this Agreement will affect the rights or obligations of either Party pursuant to the Confidentiality Agreement, which rights or obligations will survive the termination of this Agreement in accordance with their respective terms.

9.3 Fees and Expenses.

(a) General. Except as set forth in this Section 9.3 and Section 10.2(b), all fees and expenses incurred in connection with this Agreement and the Transaction will be paid by the Party incurring such fees and expenses whether or not the Transaction is consummated.

(b) Company Payments.

(i) If (A) this Agreement is (x) validly terminated pursuant to Section 9.1(c) (Termination Date), Section 9.1(d) (Requisite Stockholder Approvals) or Section 9.1(e) (Company Breach) or (y) validly terminated pursuant to Section 9.1(h) (Other Transactions) at a time when this Agreement may be terminated pursuant to Section 9.1(c) (Termination Date), Section 9.1(d) (Requisite Stockholder Approvals) or Section 9.1(e) (Company Breach); (B) following the execution and delivery of this Agreement and prior to such termination of this Agreement, an Acquisition Proposal has been publicly announced or known to the Company Board; and (C) within 12 months following such termination of this Agreement, either an Acquisition Transaction is consummated or the Company enters into a definitive agreement providing for an Acquisition Transaction and such Acquisition Transaction is subsequently consummated, then the Company will promptly (and in any event within two Business Days) after such consummation pay to the Purchaser the Company Termination Fee by wire transfer of immediately available funds to the account designated in writing by the Purchaser. For purposes of this Section 9.3(b)(i), all references to “10%” in the definition of “Acquisition Transaction” will be deemed to be references to “25%.”

(ii) If this Agreement is (x) validly terminated pursuant to Section 9.1(f) (Company Board Recommendation Change) or (y) validly terminated pursuant to Section 9.1(d) (Requisite Stockholder Approvals), Section 9.1(c) (Termination Date) or Section 9.1(h) (Other Transactions) at a time when this Agreement may be terminated pursuant to Section 9.1(f) (Company Board Recommendation Change), then the Company must promptly (and in any event within two Business Days) following such termination pay, or cause to be paid, to the Purchaser the Company Termination Fee by wire transfer of immediately available funds to an account or accounts designated in writing by the Purchaser.

(iii) If this Agreement is (x) validly terminated pursuant to Section 9.1(d) (Requisite Stockholder Approvals) or (y) validly terminated pursuant to Section 9.1(h) (Other Transactions) at a time when this Agreement may be terminated pursuant to Section 9.1(d) (Requisite Stockholder Approvals), then the Company must, prior to or concurrently with such termination, reimburse the Purchaser for an amount not to exceed $500,000 for the Purchaser’s reasonable, documented out-of-pocket expenses incurred in connection with this Agreement and the transactions contemplated hereby (collectively, the “Expense Reimbursement”).

(c) Single Payment Only. The Parties acknowledge and agree that in no event will the Company be required to pay the Company Termination Fee or Expense Reimbursement, as applicable, on more than one occasion, whether or not the Company Termination Fee or Expense Reimbursement, as applicable, may be payable pursuant to more than one provision of this Agreement at the same or at different times and upon the occurrence of different events. Notwithstanding anything to the contrary herein, the Purchaser’s receipt of the Expense Reimbursement shall not act as a waiver of the Company’s obligation to pay the Company Termination Fee pursuant to Section 9.3(b)(i).

(d) Payments; Default. The Parties acknowledge that the agreements contained in this Section 9.3 are an integral part of the Transaction, and that the damages resulting from the termination of this Agreement under circumstances where the Company Termination Fee or Expense Reimbursement is payable are uncertain and incapable of accurate calculation and that, without these agreements, the Parties would not enter into this Agreement, and, therefore, the Company Termination Fee or Expense Reimbursement, if, as and when required pursuant to this Section 9.3, shall not constitute a penalty, but rather liquidated damages, and in a reasonable amount that will compensate the Party receiving such amount in the circumstances in which it is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Transaction. Accordingly, if the Company fails to promptly pay any amount due pursuant to

Section 9.3(b) and, in order to obtain such payment, the Purchaser commences a Legal Proceeding that results in a judgment against the Company for the amount set forth in Section 9.3(b) or any portion thereof, the Company will pay to the Purchaser its out-of-pocket costs and expenses (including reasonable attorneys’ fees) in connection with such Legal Proceeding, together with interest on such amount or portion thereof at the annual rate of 5% plus the prime rate as published in The Wall Street Journal in effect on the date that such payment or portion thereof was required to be made through the date that such payment or portion thereof was actually received, or a lesser rate that is the maximum permitted by applicable Law (the “Recovery Costs”).

(e) Exclusivity of Remedies.

(i) Notwithstanding anything in this Agreement to the contrary, but subject to the last sentence of Section 9.3(c) and Section 9.3(d), in the event the Company Termination Fee and Expense Reimbursement to the extent owed described in Section 9.3(b) is paid to the Purchaser or its respective designees, such Company Termination Fee and Expense Reimbursement to the extent owed shall constitute the sole and exclusive remedy of the Purchaser against (A) the Company, its Subsidiaries and each of their respective Affiliates; and (B) the former, current and future holders of any equity, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders and assignees of each of the Company, its Subsidiaries and each of their respective Affiliates (collectively, the “Company Related Parties”) for any loss suffered as a result of the failure of the transactions contemplated by this Agreement or any agreement executed in connection herewith to be consummated, and upon payment of the Company Termination Fee and Expense Reimbursement to the extent owed none of the Company Related Parties shall have any further liability or obligation relating to or arising out of this Agreement, any agreement executed in connection herewith or the transactions contemplated hereby and thereby (except that the Parties (or their Affiliates) will remain obligated with respect to, and the Purchaser may be entitled to remedies with respect to, the Confidentiality Agreement, Section 9.3(a) and Section 9.3(d), as applicable), other than for Fraud. The Parties hereto acknowledge and agree that, subject to the last sentence of Section 9.3(c), in no event shall the Company be required to pay the Company Termination Fee and Expense Reimbursement to the extent owed on more than one occasion, whether or not the Company Termination Fee and Expense Reimbursement to the extent owed may be payable under more than one provision of this Agreement at the same or at different times or for the occurrence of different events. Notwithstanding anything herein to the contrary, the Parties acknowledge and agree that, other than in the case of Fraud, in no event will the Company or any of its Subsidiaries have liability for monetary damages (including monetary damages in lieu of specific performance) in the aggregate in excess of the amount of the sum of the Company Termination Fee, Expense Reimbursement, and Recovery Costs to the extent owed (less any portion thereof that has been paid).

(ii) Notwithstanding anything to the contrary in this Agreement but subject to Section 9.3(e)(iii), if the Purchaser breaches this Agreement (whether such breach is intentional and material, unintentional, willful or otherwise) or fails to perform hereunder (whether such failure is intentional and material, unintentional, willful or otherwise), the Company’s right to: (A) seek an injunction, specific performance or other equitable relief in accordance with the terms and limitations of Section 10.8(b); or (B) terminate this Agreement and seek money damages from the Purchaser in the event of willful and material breach of this Agreement by the Purchaser prior to termination, shall be the sole and exclusive remedies (whether such remedies are sought in equity or at law, in contract, in tort or otherwise) of the Company and the Company Related Parties against (1) the Purchaser, its Subsidiaries and each of their respective Affiliates; and (2) the former, current and future holders of any equity, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders and assignees of the Purchaser, its Subsidiaries and their respective Affiliates (collectively, the “Purchaser Related Parties”) for any losses, damages, costs, expenses, obligations or liabilities arising out of or related to this Agreement (or any breach of any representation, warranty, covenant, agreement or obligation contained herein), the transactions contemplated by this Agreement (or any failure of such transactions to be consummated) or in respect of any oral representations made or alleged to be made in connection with this Agreement, the transactions contemplated herein or therein or otherwise (except that the Parties (or their Affiliates) will remain obligated with respect to, and the Company and its Subsidiaries may be entitled to remedies with respect to, the Confidentiality Agreement, Section 9.3(a) and Section 9.3(d)).

(iii) While each of the Company and the Purchaser may pursue a grant of specific performance in accordance with Section 10.8(b), under no circumstances shall the Company or the Purchaser be permitted or entitled to receive both (A) a grant of specific performance that results in the Closing occurring and (B) any money damages (including the Company Termination Fee and Expense Reimbursement, as applicable).

9.4 Amendment. Subject to applicable Law and subject to the other provisions of this Agreement, this Agreement may be amended by the Parties at any time by execution of an instrument in writing signed on behalf of the Purchaser and the Company (pursuant to authorized action by the Company Board (or a committee thereof)), except that in the event that the Company has received the Requisite Stockholder Approvals, no amendment may be made to this Agreement that requires the approval of the Company Stockholders pursuant to the NASDAQ rules without such approval. Notwithstanding the foregoing, (a) no Transaction Document shall be amended or waived in any manner that would impair, impede or materially delay the consummation of any Other Transaction (or terminated (other than a termination (excluding a termination due to mutual agreement) in accordance with its terms)) without the prior written consent of the applicable Other Purchaser and (b) any amendment or waiver that expands the rights or limits the obligations or liabilities of the Purchaser hereunder shall, at each Other Purchaser’s option, be deemed to be made with respect to the applicable Other Purchase Agreement and apply to such Other Purchaser. In furtherance of the preceding sentence, the Company shall provide prompt written notice to the Other Purchasers of any amendment or waiver of this Agreement. Each Other Purchaser is an express third-party beneficiary of the prior two sentences of this Section 9.4.

9.5 Extension; Waiver. At any time and from time to time prior to the Closing, either Party may, to the extent legally allowed and except as otherwise set forth herein: (a) extend the time for the performance of any of the obligations or other acts of the other Party, as applicable; (b) waive any inaccuracies in the representations and warranties made to such Party contained herein or in any document delivered pursuant hereto; and (c) subject to the requirements of applicable Law, waive compliance with any of the agreements or conditions for the benefit of such Party contained herein. Any agreement on the part of either Party to any such extension or waiver will be valid only if set forth in an instrument in writing signed by such Party. Any delay in exercising any right pursuant to this Agreement will not constitute a waiver of such right.

ARTICLE X

GENERAL PROVISIONS

10.1 Notices. All notices and other communications hereunder must be in writing and will be deemed to have been duly delivered and received hereunder: (a) four Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid; (b) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; or (c) immediately upon delivery by electronic mail or by hand (with a written or electronic confirmation of delivery), in each case to the intended recipient as set forth below (provided that any notice sent pursuant to clauses (a) or (b) shall be accompanied by notice sent by email within one Business Day after dispatch by such method):

(i)	if to the Purchaser to:

Charter Communications Holding Company, LLC

400 Atlantic Street

Stamford, Connecticut 06901

Attn:   Pierre Liduena

           Constance Kovach

Email: Pierre.Liduena@charter.com

            Connie.Kovach@charter.com

with a copy (which will not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attn:   Michael Brueck

           James Hu

Email: michael.brueck@kirkland.com

            james.hu@kirkland.com

(ii)	if to the Company (prior to the Closing) to:

comScore, Inc.

11950 Democracy Drive, Suite 600

Reston, Virginia 20190

Attn:   Ashley Wright

Email: awright@comscore.com

with a copy (which will not constitute notice) to:

Vinson & Elkins LLP

1114 Avenue of the Americas

32nd Floor

New York, NY 10036

Attn:   John Kupiec

   Lawrence Elbaum

Email: jkupiec@velaw.com

   lelbaum@velaw.com

Any notice received at the addressee’s location on any Business Day after 5:00 p.m., addressee’s local time, or on any day that is not a Business Day will be deemed to have been received at 9:00 a.m., addressee’s local time, on the next Business Day. From time to time, either Party may provide notice to the other Party of a change in its address or e-mail address through a notice given in accordance with this Section 10.1, except that that notice of any change to the address or any of the other details specified in or pursuant to this Section 10.1 will not be deemed to have been received until, and will be deemed to have been received upon, the later of the date (A) specified in such notice or (B) that is five Business Days after such notice would otherwise be deemed to have been received pursuant to this Section 10.1.

10.2 Tax Matters.

(a) Withholding. The Company agrees that, provided that the Purchaser delivers to the Company a properly executed IRS Form W-9 certifying as to the complete exemption from backup withholding of the Purchaser (or, if the Purchaser is a disregarded entity for U.S. federal income Tax purposes, its regarded owner), under current Law the Company (including any paying agent of the Company) shall not be required to, and shall not, deduct or withhold Taxes on any payments or deemed payments to the Purchaser. In the event that the Purchaser fails to deliver to the Company such properly executed IRS Form W-9, the Company reasonably believes that a previously delivered IRS Form W-9 is no longer accurate and/or valid, or there is a change in Law that affects the withholding obligations of the Company, the Company and its paying agent shall be entitled to deduct or withhold on all applicable payments made to the Purchaser in the form of cash such Tax amounts as the Company reasonably determines are required to be deducted or withheld therefrom under any provision of applicable Law (and, to the extent such amounts are paid to the relevant taxing authority in accordance with applicable Law, such amounts will be treated for all purposes of this Agreement as having been paid to the Person in respect of which such withholding was made); provided, that if the Company determines that an amount is required to be deducted or withheld on any payment with respect to the Purchaser, the Company shall provide reasonable prior notice to the Purchaser in writing of its intent to deduct or withhold Taxes on such payment and will reasonably cooperate with the Purchaser in obtaining any available exemption or reduction of such withholding.

(b) Transfer Taxes. The Company shall pay any and all Transfer Taxes due on (i) the issue of the Purchased Shares and (ii) the issue of shares of Company Common Stock upon conversion of the Purchased Shares. However, the Company shall not be required to pay any Transfer Tax that may be payable in respect of the issue or delivery (or any transfer involved in the issue or delivery) of Purchased Shares or shares of Company Common Stock issued upon conversion of the Purchased Shares to a beneficial owner other than the initial beneficial owner of the Purchased Shares, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Company the amount of any such Transfer Tax or has established to the satisfaction of the Company that such Transfer Tax has been paid or is not payable.

(c) Intended Tax Treatment. The Purchaser and the Company agree not to treat the Series B Preferred Stock (based on the terms set forth in the Certificate of Designations) as “preferred stock” for purposes of Section 305 of the Code and the Treasury Regulations promulgated thereunder, and, as a consequence, neither the Annual Dividends nor the Special Dividend accruing on the Series B Preferred Stock nor any difference between the purchase price paid for the Series B Preferred Stock and the Liquidation Preference (as defined in the Certificate of Designations) thereof will, by reason of Section 305(b)(4) of the Code or Treasury Regulations Section 1.305-5, be treated as a distribution of property until paid in cash. The Company and the Purchaser (and their respective Affiliates) shall file all Tax Returns in a manner consistent with the foregoing intended Tax treatment and shall not take any Tax position that is inconsistent with such intended Tax treatment except in connection with, or as required by, any of the following: (w) a change in relevant Law occurring after the Closing Date, (x) after the Closing Date, the promulgation of relevant final U.S. Treasury Regulations addressing instruments similar to the Series B Preferred Stock (from and after the effective date of such regulations), (y) an amendment to the terms of the Certificate of Designations or (z) a “determination” within the meaning of section 1313(a) of the Code.

10.3 Assignment. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder, by operation of Law or otherwise, without the prior written approval of the other Party, except that the Purchaser will have the right to assign all or any portion of its rights and obligations pursuant to this Agreement from and after the Closing to any of its Affiliates or in connection with a merger or consolidation involving the Purchaser or other disposition of all or substantially all of the assets of the Purchaser, it being understood that, such assignment will not (i) relieve the Purchaser of any of its obligations under this Agreement or (ii) impede or delay the consummation of the Transaction. Subject to the preceding sentence, this Agreement will be binding upon and will inure to the benefit of, and be enforceable by, the Parties and their respective successors and permitted assigns. Notwithstanding the foregoing, the provisions of Section 10.2(a) shall apply in respect of any transferee mutatis mutandis. No assignment by either Party will relieve such Party of any of its obligations hereunder. Any purported assignment of this Agreement without the consent required by this Section 10.3 is null and void.

10.4 Confidentiality. The Company and the Purchaser hereby acknowledge that the Company and the Purchaser have previously executed a Non-Disclosure Agreement, dated May 12, 2020 (the “Confidentiality Agreement”), which will continue in full force and effect in accordance with its terms. The Purchaser and its Representatives will hold and treat all documents and information concerning the Company and its Subsidiaries furnished or made available to the Purchaser or its Representatives in connection with the Transaction in accordance with the Confidentiality Agreement.

10.5 Entire Agreement. This Agreement and the documents and instruments and other agreements between the Parties as contemplated by or referred to herein, including the Confidentiality Agreement and the Company Disclosure Letter, constitute the entire agreement between the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof. Notwithstanding anything to the contrary in this Agreement, the Confidentiality Agreement will: (a) not be superseded; (b) survive any termination of this Agreement; and (c) continue in full force and effect until the earlier to occur of the Closing and the date on which the Confidentiality Agreement expires in accordance with its terms or is validly terminated by the parties thereto.

10.6 Third Party Beneficiaries. Unless expressly set forth herein, this Agreement is not intended to and shall not confer any rights or remedies upon any person other than the Parties, their respective successors and permitted assigns and any Indemnified Party hereunder.

10.7 Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties. Upon such a determination, the Parties agree to negotiate in good faith to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision. If any provision of this Agreement is so broad as to be unenforceable, such provision will be interpreted to be only so broad as it is enforceable.

10.8 Remedies.

(a) Remedies Cumulative. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by Law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. Notwithstanding anything else to the contrary herein, although the Company may pursue both a grant of specific performance and monetary damages, under no circumstances will the Company be permitted or entitled to receive both a grant of specific performance that results in the occurrence of the Closing and monetary damages (including any monetary damages in lieu of specific performance). Except as set forth in the foregoing sentence, the Parties agree that (i) by seeking the remedies provided for in this Section 10.8, a Party shall not in any respect waive its right to seek any other form of relief that may be available to a party under this Agreement and (ii) nothing set forth in this Section 10.8 shall require any Party hereto to institute any legal action or claim for (or limit any Party’s right to institute any legal action or claim for) injunctive relief or specific performance under this Section 10.8 prior or as a condition to exercising any termination right under Article IX (and pursuing damages after such termination), nor shall the commencement of any legal action or claim pursuant to this Section 10.8 or anything set forth in this Section 10.8 restrict or limit any Party’s right to terminate this Agreement in accordance with the terms of Article IX or pursue any other remedies under this Agreement or applicable Law that may be available then or thereafter.

(b) Specific Performance.(i)

(i) The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the Parties do not perform the provisions of this Agreement (including any Party failing to take such actions as are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that: (A) the Parties will be entitled, in addition to any other remedy to which they are entitled at Law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement in accordance with its specified terms and to enforce specifically the terms and provisions hereof; (B) the provisions of Section 9.3 are not intended to and do not adequately compensate the Company, on the one hand, or the Purchaser, on the other hand, for the harm that would result from a breach of this Agreement, and will not be construed to diminish or otherwise impair in any respect any Party’s right to an injunction, specific performance and other equitable relief; and (C) the right of specific enforcement (including, without limitation, specific performance of the Parties’ obligations to effect the Closing) is an integral part of the Transaction and without that right, neither the Company nor the Purchaser would have entered into this Agreement.

(ii) The Parties agree not to raise any objections based on the adequacy of legal remedies or the enforceability of this Section 10.8 to: (A) the granting of an injunction, specific performance or other equitable relief to prevent or restrain breaches or threatened breaches of this Agreement by the Company, on the one hand, or the Purchaser, on the other hand; and (B) the specific performance of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants, obligations and agreements of the Purchaser pursuant to this Agreement. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement will not be required to provide any bond or other security in connection with such injunction or enforcement, and each Party irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security.

(iii) Notwithstanding anything to the contrary in this Agreement, if prior to the Termination Date any Party initiates a Legal Proceeding against the other Party to enforce specifically the other Party’s obligation to consummate the Transaction if and when required to do so pursuant to Section 2.2, then the Termination Date will be automatically extended by: (A) the amount of time during which such Legal Proceeding is pending plus five Business Days; or (B) such other time period established by the court presiding over such Legal Proceeding.

10.9 Governing Law. This Agreement and all actions, proceedings or counterclaims (whether based on contract, tort or otherwise) arising out of or relating to this Agreement, any transaction contemplated hereby or the actions of the Purchaser or the Company in the negotiation, administration, performance and enforcement thereof, shall be governed by, and construed in accordance with the Laws of the State of Delaware, including its statute of limitations, without giving effect to any choice or conflict of Laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

10.10 Consent to Jurisdiction. Each of the Parties: (a) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any Legal Proceeding relating to the Transaction, for and on behalf of itself or any of its properties or assets, in accordance with Section 10.1 or in such other manner as may be permitted by applicable Law, and nothing in this Section 10.10 will affect the right of any Party to serve legal process in any other manner permitted by applicable Law; (b) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, solely if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any other state or federal court within the State of Delaware) (the “Chosen Courts”) in the event of any dispute or controversy relating to or arising out of this Agreement or the transactions contemplated hereby or thereby; (c) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (d) agrees that any Legal Proceeding relating to or arising out of this Agreement or the transactions contemplated hereby or thereby will be brought, tried and determined only in the Chosen Courts; (e) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (f) agrees that it will not bring any Legal Proceeding relating to or arising out of this Agreement or the transactions contemplated hereby or thereby in any court other than the Chosen Courts unless the Chosen Courts issue a final judgment determining that such court lacks jurisdiction. The Purchaser and the Company agree that a final judgment and any interim relief (whether equitable or otherwise) in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

10.11 WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTION. EACH PARTY ACKNOWLEDGES AND AGREES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (iii) IT MAKES THIS WAIVER VOLUNTARILY; AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.11.

10.12 No Recourse. All claims, obligations, liabilities, or causes of action (whether in contract or in tort, in law or in equity, or granted by statute) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to this Agreement, or the negotiation, execution, or performance of this Agreement (including any representation or warranty made in, in connection with, or as an inducement to, this Agreement), may be made only against (and such representations and warranties are those solely of) the Persons that are expressly identified as parties in the preamble to this Agreement (the “Contracting Parties”). No Person who is not a Contracting Party, including any current, former or future director, officer, employee, incorporator, member, partner, manager, stockholder, Affiliate, agent, attorney, Representative or assignee of, and any financial advisor or lender to, any Contracting Party, or any current, former or future director, officer, employee, incorporator, member, partner, manager, stockholder, Affiliate, agent, attorney, Representative or assignee of, and any financial advisor or lender to, any of the foregoing (collectively, the “Nonparty Affiliates”), shall have any liability (whether in contract or in tort, in law or in equity, or granted by statute) for any claims, causes of action, obligations, or liabilities arising under, out of, in connection with, or related in any manner to this Agreement or based on, in respect of, or by reason of this Agreement or its negotiation, execution, performance, or breach, and, to the maximum extent permitted by applicable Law, each Contracting Party hereby waives and releases all such liabilities, claims, causes of action, and obligations against any such Nonparty Affiliates. Without limiting the foregoing, to the maximum extent permitted by applicable Law: (a) each Contracting Party hereby waives and releases any and all rights, claims, demands, or causes of action that may otherwise be available at law or in equity, or granted by statute, to avoid or disregard the entity form of a Contracting Party or otherwise impose liability of a Contracting Party on any Nonparty Affiliate, whether granted by statute or based on theories of equity, agency, control, instrumentality, alter ego, domination, sham, single business enterprise, piercing the veil, unfairness, undercapitalization, or otherwise; and (b) each Contracting Party disclaims any reliance upon any Nonparty Affiliates with respect to the performance of this Agreement or any representation or warranty made in, in connection with, or as an inducement to this Agreement. Notwithstanding anything to the contrary in this Section 10.12, nothing in this Section 10.12 shall be deemed to limit any liabilities or obligations of, or claims against, (x) any party to any other Transaction Document or serve as a waiver of any right on the part of any party to such other Transaction Document to initiate any Legal Proceedings permitted by, pursuant to, and in accordance with the specific terms of such other Transaction Document or (y) any Person in respect of Fraud.

10.13 Company Disclosure Letter References. The Parties agree that the disclosure set forth in any particular Section or subsection of the Company Disclosure Letter will be deemed to be an exception to (or, as applicable, a disclosure for purposes of): (a) the representations and warranties (or covenants, as applicable) of the Company that are set forth in the corresponding Section or subsection of this Agreement; and (b) any other representations and warranties (or covenants, as applicable) of the Company that are set forth in this Agreement, but in the case of this clause (b) only if the relevance of that disclosure as an exception to (or a disclosure for purposes of) such other representations and warranties (or covenants, as applicable) is reasonably apparent on the face of such disclosure.

10.14 Counterparts. This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Any such counterpart, to the extent delivered by fax or .pdf, .tif, .gif, .jpg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

[Signature pages follow.]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first written above.

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

By:	/s/ Charles Fisher
Name:	Charles Fisher
Title:	Executive Vice President, Corporate Finance and Development

COMSCORE, INC.

By:	/s/ Greg Fink
Name:	Greg Fink
Title:	CFO

[Signature Page to

Series B Convertible Preferred Stock Purchase Agreement]

EXHIBIT A

FORM OF CERTIFICATE OF AMENDMENT

[See Attached]

Exhibit A

Final Version

CERTIFICATE OF AMENDMENT OF

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF COMSCORE, INC.

comScore, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: That at a meeting of the Board of Directors (the “Board”) of the Corporation, resolutions were duly adopted setting forth a proposed amendment (the “Amendment”) of the Amended and Restated Certificate of Incorporation of the Corporation, declaring the Amendment to be advisable and submitting the Amendment at a meeting of the stockholders of the Corporation for consideration thereof.

SECOND: That thereafter, pursuant to resolutions of the Board, a special meeting of stockholders of the Corporation was duly called and held on [__], 2021, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware and at which meeting the necessary number of shares as required by statute and the Amended and Restated Certificate of Incorporation of the Corporation were voted in favor of approval of the Amendment.

THIRD: That Section A.1 of Article IV of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated in full as follows:

A. Capital Stock.

1. This Corporation is authorized to issue two classes of stock, to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is [___] shares. [___] shares shall be Common Stock, par value $0.001 per share, and [___] shares shall be Preferred Stock, par value $0.001 per share.

FOURTH: That a new Section C of Article IV of the Amended and Restated Certificate of Incorporation of the Corporation is hereby inserted in full as follows:

C. Blank-Check Preferred Stock. Preferred Stock may be issued from time to time in one or more classes or series, the shares of each class or series to have such designations and powers, preferences and rights, and qualifications, limitations and restrictions thereof, as are stated and expressed herein and in the resolution or resolutions providing for the issue of such class or series adopted by the Board of Directors as hereafter prescribed. Authority is hereby expressly granted to the Board of Directors to authorize the issuance of Preferred Stock from time to time in one or more classes or series, and with respect to each series of Preferred Stock, to fix by resolution or resolutions from time to time adopted by the Board of Directors providing for the issuance thereof the designation, and the powers, preferences, privileges, rights, qualifications, limitations and restrictions relating to each series of Preferred Stock, including but not limited to, the following:

(i) whether or not the class or series is to have voting rights, full, special or limited, or is to be without voting rights, and whether or not such series is to be entitled to vote as a separate class or series either alone or together with the holders of one or more other classes or series of stock;

(ii) the number of shares to constitute the class or series and the designations thereof;

(iii) the powers, preferences, privileges and relative, participating, optional or other special rights, if any, and the qualifications, limitations or restrictions thereof, if any, with respect to any series;

(iv) whether or not the shares of any class or series shall be redeemable at the option of the Corporation or the holders thereof or upon the happening of any specified event, and, if redeemable, the redemption price or prices (which may be payable in the form of cash, notes, securities or other property), and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

(v) whether or not the shares of a series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and, if such retirement or sinking fund or funds are to be established, the annual amount thereof, and the terms and provisions relative to the operation thereof;

(vi) the dividend rate, whether dividends are payable in cash, stock of the Corporation or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

(vii) the preferences, if any, and the amounts thereof which the holders of any class or series thereof shall be entitled to receive upon the voluntary or involuntary liquidation, dissolution or winding up of, or upon any distribution of the assets of, the Corporation;

(viii) whether or not the shares of any class or series, at the option of the Corporation or the holder thereof or upon the happening of any specified event, shall be convertible into or exchangeable for, the shares of any other class or classes or of any other series of the same or any other class or classes or series, of stock, securities or other property of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

(ix) such other powers, privileges, preferences, rights, qualifications, limitations and restrictions with respect to any series as may to the Board of Directors seem advisable.

The shares of each series of Preferred Stock may vary from the shares of any other class or series thereof in any or all of the foregoing respects.

FIFTH: That the Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by an authorized officer of the Corporation this [__] day of [__], 2021.

By:
	Name:	Ashley Wright
	Title:	Corporate Secretary

EXHIBIT B

FORM OF CERTIFICATE OF DESIGNATION

[See Attached]

Exhibit B

Final Version

CERTIFICATE OF DESIGNATIONS OF

SERIES B CONVERTIBLE PREFERRED STOCK,

PAR VALUE $0.001,

OF

COMSCORE, INC.

Pursuant to Section 151(g) of the General Corporation Law of the State of Delaware (as amended, supplemented or restated from time to time, the “DGCL”), COMSCORE, INC., a corporation organized and existing under the laws of the State of Delaware (the “Company”), in accordance with the provisions of Section 103 of the DGCL, DOES HEREBY CERTIFY:

That, the Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on [___] [__], 2021 (the “Certificate of Amendment”), authorizes the issuance of [___] shares of capital stock, consisting of [___] shares of Common Stock, par value $0.001 per share (“Common Stock”), and [___] shares of Preferred Stock, par value $0.001 per share (“Preferred Stock”).

That, subject to the provisions of the Amended and Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on July 2, 2007 (as amended, including by the Certificate of Amendment, the “Certificate of Incorporation”), the board of directors of the Company (the “Board”) is authorized to fix by resolution the powers, designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions of any series of Preferred Stock, and to fix the number of shares constituting any such series.

That, pursuant to the authority conferred upon the Board by the Certificate of Incorporation, the Board, on [___], 2021, adopted the following resolution designating a new series of Preferred Stock as “Series B Convertible Preferred Stock”:

RESOLVED, that, pursuant to the authority vested in the Board in accordance with the provisions of Article IV of the Certificate of Incorporation and the provisions of Section 151 of the DGCL, a series of Preferred Stock of the Company is hereby created and authorized, and the number of shares to be included in such series out of the authorized and unissued shares of Preferred Stock, and the powers, designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions of the shares of Preferred Stock included in such series, shall be as follows:

SECTION 1 Designation and Number of Shares. The shares of such series of Preferred Stock shall be designated as “Series B Convertible Preferred Stock” (the “Series B Preferred Stock”). The number of authorized shares constituting the Series B Preferred Stock shall be [___]. That number from time to time may be increased or decreased (but not below the number of shares of Series B Preferred Stock then outstanding) by further resolution duly adopted by the Board, or any duly authorized committee thereof, and by the filing of a certificate pursuant to the provisions of the DGCL stating that such increase or decrease, as applicable, has been so authorized. The Company shall not have the authority to issue fractional shares of Series B Preferred Stock.

SECTION 2 Ranking. The Series B Preferred Stock will rank, with respect to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company:

(a) on a parity basis with each other class or series of Capital Stock (as defined below) of the Company hereafter authorized, classified or reclassified in accordance with the Consent Provisions and Section 12(b), the terms of which expressly provide that such class or series ranks on a parity basis with the Series B Preferred Stock as to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company (such Capital Stock, “Parity Stock”);

(b) junior to each other class or series of Capital Stock of the Company hereafter authorized, classified or reclassified in accordance with the Consent Provisions and Section 12(b), the terms of which expressly provide that such class or series ranks senior to the Series B Preferred Stock as to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company (such Capital Stock, “Senior Stock”); and

(c) senior to the Common Stock, each other currently existing class or series of Capital Stock of the Company and each class or series of Capital Stock of the Company hereafter authorized, classified or reclassified, the terms of which do not expressly provide that such class or series ranks on a parity basis with or senior to the Series B Preferred Stock as to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company (such Capital Stock, “Junior Stock”).

SECTION 3 Definitions. As used herein with respect to Series B Preferred Stock:

“Accrued Dividends” means, as of any date, with respect to any share of Series B Preferred Stock, all Annual Dividends that have accrued on such share pursuant to Section 4(b) and Section 4(c), whether or not declared, but that have not, as of such date, been paid in cash.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person; provided (i) that the Company and its Subsidiaries shall not be deemed to be Affiliates of any Investor Party or any of its Affiliates, (ii) “portfolio companies” (as such term is customarily used among institutional investors) in which any Investor Party or any of its Affiliates has an investment (whether as debt or equity) shall not be deemed an Affiliate of such Investor Party and (iii) the Investor Parties shall not be deemed to be Affiliates of any other Investor Party solely as a result of their entry into the Transactions (as defined in the Stockholders Agreement) or the Stockholders Agreement. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of that Person, whether through the ownership of voting securities or partnership or other ownership interests, by contract or otherwise.

“Annual Dividends” has the meaning set forth in Section 4(b)(i).

“Antitrust Law” means the Sherman Antitrust Act, the Clayton Antitrust Act, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the Federal Trade Commission Act and all other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or significant impediments or lessening of competition or the creation or strengthening of a dominant position through merger or acquisition, in any case that are applicable to the Transaction.

“Antitrust Approval” has the meaning set forth in Section 25.

“Available Registration Statement” shall mean, with respect to a Registration Statement as of a date, that (a) as of such date, such Registration Statement is effective for an offering to be made on a delayed or continuous basis by the Holders, there is no stop order with respect thereto and the Company reasonably believes that such Registration Statement will be continuously available for the resale of Registrable Securities (as defined in the Registration Rights Agreement) by the Holders for the next ten (10) Business Days and (b) as of such date, (i) there is not in effect an Interruption Period, Suspension Period or Quarterly Blackout Period (as each such term is defined in the Registration Rights Agreement) and the Company does not reasonably believe that there will be in effect, during the next ten (10) Business Days, an Interruption Period, Suspension Period or Quarterly Blackout Period (as each such term is defined in the Registration Rights Agreement) and (ii) the Investor Parties are not restricted by the holdback provision of Section 2.6 of the Registration Rights Agreement or any related “lock-up” agreement.

“Base Amount” means, with respect to any share of Series B Preferred Stock, as of any date of determination, the sum of (a) the Purchase Price and (b) the Base Amount Accrued Dividends with respect to such share as of such date.

“Base Amount Accrued Dividends” means, with respect to any share of Series B Preferred Stock, as of any date of determination, (a) if a Dividend Payment Date has occurred since the issuance of such share, the Accrued Dividends with respect to such share as of the Dividend Payment Date immediately preceding such date of determination (but, for the avoidance of doubt, taking into account the payment of Annual Dividends, if any, on or with respect to such Dividend Payment Date) or (b) if no Dividend Payment Date has occurred since the issuance of such share, zero.

Any Person shall be deemed to “beneficially own”, to have “beneficial ownership” of, or to be “beneficially owning” any securities (which securities shall also be deemed “beneficially owned” by such Person) that such Person is deemed to “beneficially own” within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act; provided that any Person shall be deemed to beneficially own any securities that such Person has the right to acquire, whether or not such right is exercisable within sixty (60) days or thereafter (including assuming conversion of all Series B Preferred Stock, if any, owned by such Person to Common Stock).

“Board” has the meaning set forth in the recitals above.

“Business Day” means any weekday that is not a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to be closed.

“Bylaws” means the Amended and Restated Bylaws of the Company, as amended and as may be amended from time to time.

“Capital Stock” means, with respect to any Person, any and all shares of, interests in, rights to purchase, warrants to purchase, options for, participations in or other equivalents of or interests in (however designated) stock issued by such Person.

“Certificate of Amendment” has the meaning set forth in the recitals above.

“Certificate of Designations” means this Certificate of Designations relating to the Series B Preferred Stock, as it may be amended from time to time.

“Certificate of Incorporation” has the meaning set forth in the recitals above.

“Change of Control” means the occurrence of one of the following, whether in a single transaction or a series of transactions, directly or indirectly:

(a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of a majority of the total voting power of the Voting Stock of the Company, other than as a result of a transaction, or a series of related transactions, (i) in which (1) the holders of securities that represented 100% of the Voting Stock of the Company immediately prior to such transaction are substantially the same as the holders of securities that represent a majority of the Voting Stock of the surviving Person or its Parent Entity immediately following such transaction and (2) the holders of securities that represented 100% of the Voting Stock of the Company immediately prior to such transaction own directly or indirectly Voting Stock of the surviving Person or its Parent Entity in substantially the same proportion to each other as immediately prior to such transaction or (ii) solely with respect to a holder of Series B Preferred Stock, in which such holder (and, for the avoidance of doubt, not any other holder unless such holder and any other holder are acting as a “group” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act)) and/or its Affiliates acquires, directly or indirectly, a majority of the total voting power of the Voting Stock of the Company, with or without regard to any limitations on voting of any Voting Stock contained herein or otherwise;

(b) the merger or consolidation of the Company with or into another Person or the merger of another Person with or into the Company, or the sale, transfer, license or lease of all or substantially all of the assets of the Company (determined on a consolidated basis), whether in a single transaction or a series of transactions, to another Person, or any recapitalization, reclassification or other transaction in which all or substantially all of the Common Stock is exchanged for or converted into cash, securities or other property, other than (i) in the case of a merger or consolidation, a transaction, or a series of related transactions, following which holders of securities that represented 100% of the Voting Stock of the Company immediately prior to such transaction own directly or indirectly (in substantially the same proportion to each other as immediately prior to such transaction, other than changes in proportionality as a result of any cash/stock election provided under the terms of the definitive agreement regarding such transaction) at least a majority of the voting power of the Voting Stock of the surviving Person in such transaction immediately after such transaction, (ii) in the case of a sale, transfer, license or lease of all or substantially all of the assets of the Company, to a Subsidiary or a Person that becomes a Subsidiary of the Company or (iii) solely with respect to a holder of Series B Preferred Stock, a transaction, or a series of related transactions, in which such holder (and, for the avoidance of doubt, not any other holder unless such holder and any other holder are acting as a “group” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act)) and/or its Affiliates acquires, directly or indirectly, a majority of the total voting power of the Voting Stock of the Company, with or without regard to any limitations on voting of any Voting Stock contained herein or otherwise; or

(c) shares of Common Stock or shares of any other Capital Stock into which the Series B Preferred Stock is convertible are not listed for trading on any United States national securities exchange or cease to be traded in contemplation of a delisting (other than as a result of a transaction described in clause (b) above).

“Change of Control Call” has the meaning set forth in Section 9(d).

“Change of Control Call Price” has the meaning set forth in Section 9(d).

“Change of Control Effective Date” has the meaning set forth in Section 9(a).

“Change of Control Election Notice” has the meaning set forth in Section 9(a).

“Change of Control Purchase Date” means, with respect to each share of Series B Preferred Stock, the date on which the Company makes the payment in full of the Change of Control Put Price for such share to the Holder thereof or to the Transfer Agent, irrevocably, for the benefit of such Holder.

“Change of Control Put” has the meaning set forth in Section 9(b).

“Change of Control Put Notice” has the meaning set forth in Section 9(a).

“Change of Control Put Price” has the meaning set forth in Section 9(b).

“close of business” means 5:00 p.m. (New York City time).

“Closing Price” of the Common Stock on any date of determination means the closing sale price or, if no closing sale price is reported, the last reported sale price, of the shares of the Common Stock on the NASDAQ on such date. If the Common Stock is not traded on the NASDAQ on any date of determination, the Closing Price of the Common Stock on such date of determination means the closing sale price as reported in the composite transactions for the principal United States securities exchange or automated quotation system on which the Common Stock is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal United States securities exchange or automated quotation system on which the Common Stock is so listed or quoted, or if the Common Stock is not so listed or quoted on a United States securities exchange or automated quotation system, the last quoted bid price for the Common Stock in the over-the-counter market as reported by OTC Markets Group Inc. or any similar organization, or, if that bid price is not available, the market price of the Common Stock on that date as determined by an Independent Financial Advisor retained by the Company for such purpose.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Common Stock” has the meaning set forth in the recitals above, subject to Section 11.

“Company” has the meaning set forth in the recitals above.

“Consent Provisions” means Section 4.1 of the Stockholders Agreement.

“Constituent Person” has the meaning set forth in Section 11(a).

“Conversion Agent” means the Transfer Agent, acting in its capacity as conversion agent for the Series B Preferred Stock, and its successors and assigns.

“Conversion Date” has the meaning set forth in Section 8(a).

“Conversion Factor” means 1, subject to adjustment in accordance with Section 10.

“Conversion Notice” has the meaning set forth in Section 8(a)(i).

“Conversion Price” means, for each share of Series B Preferred Stock at any time, a dollar amount equal to the Purchase Price divided by the Conversion Factor as of such time.

“Conversion Rate” means the product of (i) the Conversion Factor and (ii) the quotient of (A) the sum of the Purchase Price and the Accrued Dividends with respect to such share of Series B Preferred Stock as of the applicable Conversion Date divided by (B) the Purchase Price.

“Covered Repurchase” has the meaning set forth in Section 10(a)(iii).

“Current Market Price” per share of Common Stock, as of any date of determination, means the arithmetic average of the VWAP per share of Common Stock for each of the ten (10) consecutive full Trading Days ending on and including the Trading Day immediately preceding such day, appropriately adjusted to take into account the occurrence during such period of any event described in Section 10.

“DGCL” has the meaning set forth in the recitals above.

“Distributed Property” has the meaning set forth in Section 10(a)(iv).

“Distribution Transaction” means any distribution of equity securities of a Subsidiary of the Company to holders of Common Stock, whether by means of a spin-off, split-off, redemption, reclassification, exchange, stock dividend, share distribution, rights offering or similar transaction.

“Dividend Payment Date” means June 30 of each year; provided that if any such Dividend Payment Date is not a Business Day, then the applicable Annual Dividend shall be payable on the next Business Day immediately following such Dividend Payment Date, without any interest.

“Dividend Payment Period” means, in respect of any share of Series B Preferred Stock, the period from (and including) the Issuance Date of such share to (but excluding) the next Dividend Payment Date and, subsequently, in each case the period from (and including) any Dividend Payment Date to (but excluding) the next Dividend Payment Date.

“Dividend Rate” means 7.5% per annum; provided that, from (and including) the date on which the Company breaches any Consent Provision until (but excluding) the date on which all such breaches are cured, the Dividend Rate shall be 9.5% per annum.

“Dividend Record Date” has the meaning set forth in Section 4(c)(ii).

“Dividends” has the meaning set forth in Section 4(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Property” has the meaning set forth in Section 11(a).

“Expiration Date” has the meaning set forth in Section 10(a)(iii).

“Fair Market Value” means, with respect to any security or other property, the fair market value of such security or other property as reasonably determined in good faith by a majority of the Board, or an authorized committee thereof, (i) after consultation with an Independent Financial Advisor, as to any security or other property with a Fair Market Value of less than $25,000,000, or (ii) otherwise using an Independent Financial Advisor to provide a valuation opinion.

“Governmental Authority” means any government, political subdivision, governmental, administrative or regulatory entity or body, department, commission, board, agency or instrumentality, or other legislative, executive or judicial governmental entity, and any court, tribunal, judicial or arbitral body, in each case whether federal, national, state, county, municipal, provincial, local, foreign or multinational.

“Holder” means a Person in whose name the shares of the Series B Preferred Stock are registered, which Person shall be treated by the Company, Transfer Agent, Registrar, paying agent and Conversion Agent as the absolute owner of the shares of Series B Preferred Stock for the purpose of making payment and settling conversions and for all other purposes (other than U.S. federal income tax purposes if the Holder is a disregarded entity for U.S. federal income tax purposes, in which case the regarded owner of the Holder shall be treated as the owner of such shares); provided that, to the fullest extent permitted by law, no Person that has received shares of Series B Preferred Stock in violation of the Stockholders Agreement shall be a Holder, the Transfer Agent, Registrar, paying agent and Conversion Agent, as applicable, shall not, unless directed otherwise by the Company, recognize any such Person as a Holder and the Person in whose name the shares of the Series B Preferred Stock were registered immediately prior to such transfer shall remain the Holder of such shares. “Independent Financial Advisor” means an accounting, appraisal, investment banking firm or consultant of nationally recognized standing; provided, however, that such firm or consultant is not an Affiliate of the Company and shall be reasonably acceptable to the Holders of a majority of the shares of Series B Preferred Stock outstanding at such time.

“Initial Change of Control Notice” has the meaning set forth in Section 9(a).

“Investor Parties” means the Investors and each Permitted Transferee of the Investors to whom shares of Series B Preferred Stock or Common Stock are Transferred pursuant to Section 3.1 of the Stockholders Agreement (or who has acquired any shares of Series B Preferred Stock or Common Stock pursuant to Section 3.2 of the Stockholders Agreement).

“Investors” means, collectively, (i) Charter Communications Holding Company, LLC, a Delaware limited liability company, (ii) Qurate Retail, Inc., a Delaware corporation, and (iii) Pine Investor, LLC, a Delaware limited liability company.

“Issuance Date” means, with respect to any share of Series B Preferred Stock, the date of issuance of such share.

“Junior Stock” has the meaning set forth in Section 2(c).

“Law” means any federal, national, state, county, municipal, provincial, local, foreign or multinational law, act, statute, constitution, common law, ordinance, code, decree, writ, order, judgment, injunction, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

“Liquidation Preference” means, with respect to any share of Series B Preferred Stock, as of any date, the Purchase Price increased by Accrued Dividends with respect to such share.

“Mandatory Conversion” has the meaning set forth in Section 7(a).

“Mandatory Conversion Date” has the meaning set forth in Section 7(a).

“Mandatory Conversion Price” means, at any time, 140% of the Conversion Price as of such time. The Mandatory Conversion Price shall initially be $[___].

“Market Disruption Event” means any of the following events:

(a) any suspension of, or limitation imposed on, trading of the Common Stock or options contracts relating to the Common Stock by the NASDAQ during the one-hour period prior to the close of trading for the regular trading session on the NASDAQ (or for purposes of determining the VWAP per share of Common Stock, any period or periods aggregating one half-hour or longer during the regular trading session on the relevant day) whether by reason of movements in price exceeding limits permitted by the NASDAQ or otherwise; or

(b) any event that disrupts or impairs (as determined by the Company in its reasonable discretion) the ability of market participants during the one-hour period prior to the close of trading for the regular trading session on the NASDAQ (or for purposes of determining the VWAP per share of Common Stock, any period or periods aggregating one half-hour or longer during the regular trading session on the relevant day) to effect transactions in, or obtain market values for, the Common Stock on the NASDAQ or to effect transactions in, or obtain market values for, options contracts relating to the Common Stock on the NASDAQ.

“NASDAQ” means the Nasdaq Global Select Market and any successor stock exchange or inter-dealer quotation system operated by the Nasdaq Global Select Market or any successor thereto.

“Neutral Manner” means in the same proportion as the outstanding Common Stock (excluding any and all Common Stock beneficially owned, directly or indirectly, by the applicable Investor Party) voted on the relevant matters.

“Notice of Mandatory Conversion” has the meaning set forth in Section 7(b).

“Officer’s Certificate” means a certificate signed by the Chief Executive Officer, the Chief Financial Officer or the Secretary of the Company.

“Original Issuance Date” means the Closing Date, as defined in the Stockholders Agreement.

“Parent Entity” means, with respect to any Person, any other Person of which such first Person is a direct or indirect wholly owned Subsidiary.

“Parity Stock” has the meaning set forth in Section 2(a).

“Participating Dividend” has the meaning set forth in Section 4(f).

“Participating Dividend Record Date” has the meaning set forth in Section 4(f).

“Permitted Transferee” has the meaning set forth in the Stockholders Agreement.

“Person” means any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or any other entity.

“Preferred Stock” has the meaning set forth in the recitals above.

“Protective Payment Obligations” has the meaning set forth in Section 9(h).

“Purchase Price” means, for each share of Series B Preferred Stock, a dollar amount equal to $[___].

“Record Date” means, with respect to any dividend, distribution or other transaction or event in which holders of Common Stock have the right to receive any cash, securities or other property or in which Common Stock is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of Common Stock entitled to receive such cash, securities or other property (whether such date is fixed by the Board or by statute, contract or otherwise).

“Registrar” means the Transfer Agent, acting in its capacity as registrar for the Series B Preferred Stock, and its successors and assigns.

“Registration Rights Agreement” means that certain Registration Rights Agreement by and among the Company and the purchasers party thereto dated as of [____], 2021 as it may be amended, supplemented or otherwise modified from time to time.

“Registration Statement” has the meaning set forth in the Registration Rights Agreement.

“Reorganization Event” has the meaning set forth in Section 11(a).

“Required Number of Shares” has the meaning set forth in Section 9(h).

“Senior Stock” has the meaning set forth in Section 2(b).

“Series B Preferred Stock” has the meaning set forth in Section 1.

“Special Dividend” has the meaning set forth in the Stockholders Agreement.

“Stockholders Agreement” means that certain Stockholders Agreement by and among the Company and the Investors dated as of [___], 2021 as it may be amended, supplemented or otherwise modified from time to time, with respect to certain terms and conditions concerning, among other things, the rights of and restrictions on the Holders.

“Subsidiary” means, with respect to any Person, any corporation of which a majority of the total voting power of shares of stock entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof or any partnership, association or other business entity of which a majority of the partnership or other similar ownership interest is at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of such Person or a combination thereof. For purposes of this definition, a Person is deemed to have a majority ownership interest in a partnership, association or other business entity if such Person is allocated a majority of the gains or losses of such partnership, association or other business entity or is or controls the managing director, managing member or general (or equivalent) partner of such partnership, association or other business entity.

“Trading Day” means a Business Day on which the NASDAQ is scheduled to be open for business and on which there has not occurred a Market Disruption Event.

“Trading Period” has the meaning set forth in Section 7(a).

“Transfer” has the meaning set forth in the Stockholders Agreement.

“Transfer Agent” means the Person acting as Transfer Agent, Registrar and paying agent and Conversion Agent for the Series B Preferred Stock and its successors and assigns. The initial Transfer Agent shall be American Stock Transfer & Trust Company.

“Trigger Event” has the meaning set forth in Section 10(a)(vii).

“Voting Stock” means (i) with respect to the Company, the Common Stock, the Series B Preferred Stock (subject to the limitations set forth herein) and any other Capital Stock of the Company having the right to vote generally in any election of directors of the Board and (ii) with respect to any other Person, all Capital Stock of such Person having the right to vote generally in any election of directors of the board of directors of such Person or other similar governing body.

“Voting Threshold” has the meaning set forth in Section 12(a).

“VWAP” per share of Common Stock on any Trading Day means the per share volume-weighted average price as displayed under the heading Bloomberg VWAP on Bloomberg (or, if Bloomberg ceases to publish such price, any successor service reasonably chosen by the Company) page “SCOR <equity> AQR” (or its equivalent successor if such page is not available) in respect of the period from the open of trading on the relevant Trading Day until the close of trading on such Trading Day (or if such volume-weighted average price is unavailable, the market price of one share of Common Stock on such Trading Day determined, using a volume-weighted average method, by an Independent Financial Advisor retained for such purpose by the Company).

SECTION 4 Dividends.

(a) Holders shall be entitled to receive dividends of the type and in the amount determined as set forth in this Section 4 (such dividends, including Annual Dividends and the Special Dividend, collectively “Dividends”).

(b) Accrual of Annual Dividends.

(i) Dividends on each share of Series B Preferred Stock (A) shall be cumulative and accrue and accumulate on a daily basis from and including the Issuance Date of such share, whether or not declared and whether or not the Company has funds legally available to make payment thereof, at a rate equal to the Dividend Rate as further specified below, and compound annually on each Dividend Payment Date (to the extent not paid in cash on such Dividend Payment Date), and (B) shall be payable annually in arrears, subject to the next sentence, on the Dividend Payment Date (such dividends, “Annual Dividends”). The Company shall, with respect to each Dividend Payment Date, declare and pay, unless prohibited by Section 170 of the DGCL, the Annual Dividends on such Dividend Payment Date.

(ii) The amount of Annual Dividends accruing with respect to each share of Series B Preferred Stock for any day shall be determined by multiplying (x) the Base Amount as of such day by (y) a fraction, the numerator of which is the Dividend Rate applicable as of such date and the denominator of which is 360. The amount of Annual Dividends accrued with respect to any share of Series B Preferred Stock for any Dividend Payment Period shall equal the sum of the daily Annual Dividend amounts accrued in accordance with the prior sentence of this Section 4(b)(ii) with respect to such share during such Dividend Payment Period; provided that, for the avoidance of doubt, for any share of Series B Preferred Stock with an Issuance Date that is not a Dividend Payment Date, the amount of Annual Dividends accrued with respect to the initial Dividend Payment Period for such share shall equal the sum of the daily Annual Dividend amounts accrued in accordance with the prior sentence of this Section 4(b)(ii) with respect to such share from (and including) the Issuance Date to (but excluding) the next Dividend Payment Date.

(c) Payment of Annual Dividend.

(i) With respect to any Dividend Payment Date, the Company will pay all Accrued Dividends on each share of Series B Preferred Stock in cash, to the extent not prohibited by Section 170 of the DGCL. At least ten Trading Days before each Dividend Payment Date, the Company shall have notified the Holders whether or not it may legally pay Annual Dividends in cash as of the Dividend Payment Date, and, if the Company may legally pay Annual Dividends in cash pursuant to Section 170 of the DGCL, the Company shall pay such Annual Dividends in cash. The Company shall promptly notify the Holders at any time the Company shall become able or unable, as the case may be, to legally pay Annual Dividends in cash pursuant to Section 170 of the DGCL. If the Company is not legally able to pay Annual Dividends in cash in full on any Dividend Payment Date pursuant to Section 170 of the DGCL, such Annual Dividends shall become Accrued Dividends of the shares held by the Holders. If the Company fails to declare and pay a full Annual Dividend on the Series B Preferred Stock on any Dividend Payment Date, then any Annual Dividends otherwise payable on such Dividend Payment Date on the Series B Preferred Stock shall continue to accrue and cumulate at a Dividend Rate of 9.5% per annum, until such failure is cured, for the period from and including the first Dividend Payment Date upon which the Company fails to pay a full Annual Dividend on the Series B Preferred Stock through but not including the day upon which the Company pays in accordance with this Section 4(c) all Annual Dividends on the Series B Preferred Stock that are then in arrears.

(ii) Dividends shall be paid pro rata (based on the number of shares of Series B Preferred Stock held by the Holder) to the Holders of shares of Series B Preferred Stock entitled thereto (for the avoidance of doubt, taking into account any differences in Issuance Date). The record date for payment of Annual Dividends that are declared and paid on each Dividend Payment Date will be the close of business on June 15 of each year (the “Dividend Record Date”).

(d) Priority of Dividends. So long as any shares of Series B Preferred Stock remain outstanding, unless full Annual Dividends on all outstanding shares of Series B Preferred Stock that have accrued from and including the Issuance Date have been declared and paid in cash, or have been or contemporaneously are declared and a sum sufficient for the payment of those Annual Dividends has been or is set aside for the benefit of the Holders, the Company may not declare any dividend on, or make any distributions relating to, Junior Stock or Parity Stock, or redeem, purchase, acquire (either directly or through any Subsidiary) or make a liquidation payment relating to, any Junior Stock or Parity Stock, other than:

(i) purchases, redemptions or other acquisitions of shares of Junior Stock in accordance with any employment contract, benefit plan or other similar arrangement with or for the benefit of current or former employees, officers, directors or consultants;

(ii) purchases of fractional interests in shares of Parity Stock or Junior Stock pursuant to the conversion or exchange provisions of such Parity Stock or Junior Stock or the security being converted or exchanged;

(iii) payment of any dividends or distributions in respect of Junior Stock where the dividend or distribution is in the form of the same stock or rights to purchase the same stock as that on which the dividend is being paid; or

(iv) any dividend in kind in connection with the implementation of a shareholders’ rights or similar plan, or the redemption or repurchase of any rights under any such plan.

Notwithstanding the foregoing, for so long as any shares of Series B Preferred Stock remain outstanding, if Annual Dividends are not declared and paid in full upon the shares of Series B Preferred Stock and any Parity Stock, all Annual Dividends declared upon shares of Series B Preferred Stock and any Parity Stock will be declared on a proportional basis so that the amount of Annual Dividends declared per share will bear to each other the same ratio that all accrued and unpaid Annual Dividends as of the end of the most recent Dividend Payment Period per share of Series B Preferred Stock and accrued and unpaid Annual Dividends as of the end of the most recent dividend period per share of any Parity Stock bear to each other.

(e) Conversion Following a Record Date. If the Conversion Date for any shares of Series B Preferred Stock is prior to the close of business on a Dividend Record Date, the Holder of such shares will not be entitled to any Annual Dividend in respect of such Dividend Record Date, other than through the inclusion of Accrued Dividends as of the Conversion Date in the calculation under Section 6(a) or Section 7(a), as applicable. If the Conversion Date for any shares of Series B Preferred Stock is after the close of business on a Dividend Record Date or a Participating Dividend Record Date, as applicable, but prior to the corresponding payment date for such dividend, the Holder of such shares as of such Dividend Record Date or Participating Dividend Record Date, as applicable, shall be entitled to receive such Annual Dividend or Participating Dividend, respectively, notwithstanding the conversion of such shares prior to the applicable Dividend Payment Date or Participating Dividend Record Date, as applicable; provided that the amount of such Annual Dividend or Participating Dividend shall not be included for the purpose of determining the amount of Accrued Dividends under Section 6(a) or Section 7(a), as applicable, with respect to such Conversion Date.

(f) Dividends on Junior Stock and Parity Stock. Subject to the provisions of this Certificate of Designations and the Consent Provisions, dividends may be declared by the Board or any duly authorized committee thereof on any Junior Stock and Parity Stock from time to time. In addition to Annual Dividends and Special Dividends pursuant to this Section 4, Holders shall fully participate, on an as-converted basis, in any dividends declared and paid or distributions on the Common Stock as if the Series B Preferred Stock were converted, at the Conversion Rate in effect on the Record Date for such dividend or distribution, pursuant to Section 6(a) into shares of Common Stock (without regard to any limitations on conversion) immediately prior to such Record Date (such dividend or distribution on the Series B Preferred Stock, a “Participating Dividend”), as and when paid with respect to the Common Stock and using the same Record Date as is used for the Common Stock (the record date for any such dividend, a “Participating Dividend Record Date”).

(g) Special Dividend. In addition to the Annual Dividends and Participating Dividends, the Holders will also be entitled to the Special Dividend pursuant to the terms and conditions set forth in the Stockholders Agreement.

SECTION 5 Liquidation Rights.

(a) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, the Holders shall be entitled, out of assets legally available therefor, before any distribution or payment out of the assets of the Company may be made to or set aside for the holders of any Junior Stock, and subject to the rights of the holders of any Senior Stock or Parity Stock and the rights of the Company’s existing and future creditors, to receive in full a liquidating distribution in cash in the amount per share of Series B Preferred Stock equal to the greater of (i) the Liquidation Preference with respect to such share of Series B Preferred Stock as of the date of such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company and (ii) the amount per share of Series B Preferred Stock that such Holders would have received had such Holders, immediately prior to such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, converted such shares of Series B Preferred Stock into Common Stock (pursuant to Section 6 without regard to any of the limitations on convertibility contained therein). Holders shall not be entitled to any further payments in the event of any such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company other than what is expressly provided for in this Section 5 and will have no right or claim to any of the Company’s remaining assets.

(b) Partial Payment. If in connection with any distribution described in Section 5(a) above, the assets of the Company or proceeds therefrom are not sufficient to pay in full the aggregate liquidating distributions required to be paid pursuant to Section 5(a) to all Holders and the liquidating distributions payable to all holders of any Parity Stock, the amounts distributed to the Holders and to the holders of all such Parity Stock shall be paid pro rata in accordance with the respective aggregate liquidating distributions to which they would otherwise be entitled if all amounts payable thereon were paid in full.

(c) Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Section 5, the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property and assets of the Company shall not be deemed a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, nor shall the merger, consolidation, statutory exchange or any other business combination transaction of the Company into or with any other Person or the merger, consolidation, statutory exchange or any other business combination transaction of any other Person into or with the Company be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company.

SECTION 6 Right of the Holders to Convert.

(a) Each Holder shall have the right, at such Holder’s option, subject to the conversion procedures set forth in Section 8, to convert each share of such Holder’s Series B Preferred Stock at any time into a number of shares of Common Stock equal to the Conversion Rate; provided that each Holder shall receive cash in lieu of fractional shares as set out in Section 10(h). The right of conversion may be exercised as to all or any portion of such Holder’s Series B Preferred Stock from time to time; provided that, in each case, no right of conversion may be exercised by a Holder in respect of fewer than 2,000,000 shares of Series B Preferred Stock (unless such conversion relates to all shares of Series B Preferred Stock held by such Holder).

(b) The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of the Series B Preferred Stock, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of Series B Preferred Stock then outstanding. The Company shall use its reasonable best efforts to maintain the listing on the NASDAQ of such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of Series B Preferred Stock then outstanding. Any shares of Common Stock issued upon conversion of Series B Preferred Stock shall be duly authorized, validly issued, fully paid and nonassessable and will not be subject to preemptive rights or subscription rights of any other stockholder of the Company.

SECTION 7 Mandatory Conversion by the Company.

(a) At any time after the five (5) year anniversary of the Original Issuance Date, if (i) the Closing Price of the Common Stock was greater than the Mandatory Conversion Price (A) for at least twenty (20) Trading Days in any period of thirty (30) consecutive Trading Days ending on, and including, the Trading Day immediately preceding the date of the Notice of Mandatory Conversion (such thirty (30) consecutive Trading Day period, the “Trading Period”) and (B) on the last Trading Day of the Trading Period and (ii) the pro rata share of an aggregate of $100,000,000 in Annual Dividends and/or Special Dividends has been paid with respect to each share of Series B Preferred Stock that was outstanding as of the Original Issuance Date and remains outstanding, the Company may elect to convert (a “Mandatory Conversion”) all, but not less than all, of the outstanding shares of Series B Preferred Stock into shares of Common Stock (the date selected by the Company for any Mandatory Conversion pursuant to this Section 7(a) and in accordance with Section 7(b) below, the “Mandatory Conversion Date”); provided that the Company may not elect or consummate a Mandatory Conversion if any Investor Party holds or would hold upon such Mandatory Conversion (or any earlier conversion following the date of the related Notice of Mandatory Conversion) shares of Common Stock that are Registrable Securities (as defined in the Registration Rights Agreement) unless as of the date of such Notice of Mandatory Conversion and as of the Mandatory Conversion Date there is an Available Registration Statement covering resale of such shares of Common Stock by the Investor Parties. In the case of a Mandatory Conversion, each share of Series B Preferred Stock then outstanding shall be converted into (A) a whole number of shares of Common Stock at the Conversion Rate plus (B) cash in lieu of fractional shares as set out in Section 10(h).

(b) Notice of Mandatory Conversion. If the Company elects to effect a Mandatory Conversion, the Company shall, on the date immediately following the completion of the applicable thirty (30) day Trading Period referred to in Section 7(a) above, provide notice of the Mandatory Conversion to each Holder (such notice, a “Notice of Mandatory Conversion”). For the avoidance of doubt, a Notice of Mandatory Conversion does not limit a Holder’s right to convert on a Conversion Date prior to the Mandatory Conversion Date. The Mandatory Conversion Date selected by the Company shall be no less than ten (10) Business Days and no more than twenty (20) Business Days after the date on which the Company provides the Notice of Mandatory Conversion to the Holders. The Notice of Mandatory Conversion shall state, as appropriate:

(i) the Mandatory Conversion Date selected by the Company;

(ii) the applicable procedures a Holder must follow for issuance of the shares of Common Stock pursuant to Section 8(a); and

(iii) the Conversion Rate as in effect on the Mandatory Conversion Date and the number of shares of Common Stock to be issued to the Holder upon conversion of each share of Series B Preferred Stock held by such Holder and, if applicable, the amount of Accrued Dividends as of the Mandatory Conversion Date.

SECTION 8 Conversion Procedures and Effect of Conversion.

(a) Conversion Procedure. A Holder must do each of the following in order to convert shares of Series B Preferred Stock pursuant to this Section 8(a):

(i) in the case of a conversion pursuant to Section 6(a), complete and manually sign the conversion notice provided by the Conversion Agent, a form of which is attached hereto as Exhibit A (the “Conversion Notice”), and deliver such notice to the Conversion Agent; provided that a Conversion Notice may be conditional on the completion of a Change of Control or other corporate transaction as such Holder may specify;

(ii) deliver to the Conversion Agent the certificate or certificates (if any) representing the shares of Series B Preferred Stock to be converted;

(iii) if required, furnish appropriate endorsements and transfer documents; and

(iv) if required, pay any stock transfer, documentary, stamp or similar taxes not payable by the Company pursuant to Section 18.

The “Conversion Date” means (A) with respect to conversion of any shares of Series B Preferred Stock at the option of any Holder pursuant to Section 6(a), the date on which such Holder complies with the procedures in this Section 8(a) (including the satisfaction of any conditions to conversion set forth in the Conversion Notice) and (B) with respect to Mandatory Conversion pursuant to Section 7(a), the Mandatory Conversion Date.

(b) Effect of Conversion. Effective immediately prior to the close of business on the Conversion Date applicable to any shares of Series B Preferred Stock, Dividends shall no longer accrue or be declared on any such shares of Series B Preferred Stock, such shares of Series B Preferred Stock shall cease to be outstanding and the corresponding shares of Common Stock pursuant to the conversion shall be issued and outstanding.

(c) Record Holder of Underlying Securities as of Conversion Date. The Person or Persons entitled to receive the Common Stock and, to the extent applicable, cash, securities or other property issuable upon conversion of Series B Preferred Stock on a Conversion Date shall be treated for all purposes as the record holder(s) of such shares of Common Stock and/or cash, securities or other property as of the close of business on such Conversion Date. As promptly as practicable on or after the Conversion Date and, if applicable, compliance by the applicable Holder with the relevant procedures contained in Section 8(a) (and in any event no later than three (3) Trading Days thereafter; provided however that, if a written notice from the Holder in accordance with Section 8(a)(i) specifies a date of delivery for any shares of Common Stock, such shares shall be delivered on the date so specified, which shall be no earlier than the second (2nd) Business Day immediately following the date of such notice and no later than the seventh (7th) Business Day thereafter), the Company shall issue the number of whole shares of Common Stock issuable upon conversion (and deliver payment of cash in lieu of fractional shares as set out in Section 10(h)) and, to the extent applicable, any cash, securities or other property issuable thereon. Such delivery of shares of Common Stock, securities or other property shall be made by book-entry or, at the request of the Holder, by delivering a notice to the Conversion Agent, through the facilities of The Depositary Trust Company or in certificated form. Any such certificate or certificates shall be delivered by the Company to the appropriate Holder on a book-entry basis, through the facilities of The Depositary Trust Company, or by mailing certificates evidencing the shares to the Holders, in each case at their respective addresses as set forth in the Conversion Notice (in the case of a conversion pursuant to Section 6(a)) or in the records of the Company or as set forth in a notice from the Holder to the Conversion Agent, as applicable (in the case of a Mandatory Conversion). In the event that a Holder shall not by written notice designate the name in which shares of Common Stock (and payments of cash in lieu of fractional shares) and, to the extent applicable, cash, securities or other property to be delivered upon conversion of shares of Series B Preferred Stock should be registered or paid, or the manner in which such shares, cash, securities or other property should be delivered, the Company shall be entitled to register and deliver such shares, securities or other property, and make such payment, in the name of the Holder and in the manner shown on the records of the Company.

(d) Status of Converted or Reacquired Shares. Shares of Series B Preferred Stock converted in accordance with this Certificate of Designations, or otherwise acquired by the Company or any of its Subsidiaries in any manner whatsoever, shall not be reissued as shares of Series B Preferred Stock and shall be retired promptly after the conversion or acquisition thereof. All such shares shall, upon their retirement and any filing required by the DGCL, become authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board pursuant to the provisions of the Certificate of Incorporation.

(e) Partial Conversion. In case any certificate for shares of Series B Preferred Stock shall be surrendered for partial conversion, the Company shall, at its expense, execute and deliver to or upon the written order of the Holder of the certificate so surrendered a new certificate for the shares of Series B Preferred Stock not converted.

SECTION 9 Change of Control.

(a) Change of Control Notices. On or before the twentieth (20th) Business Day prior to the date on which the Company anticipates consummating a Change of Control (or, if later, promptly after the Company discovers that a Change of Control may occur), a written notice shall be sent by or on behalf of the Company to the Holders as they appear in the records of the Company, which notice shall set forth a description of the anticipated Change of Control (including, for the avoidance of doubt, the details of any consideration to be delivered as a distribution on or in exchange for outstanding shares of Common Stock) and contain the date on which the Change of Control is anticipated to be effected (or, if applicable, the date on which a Schedule TO or other schedule, form or report disclosing a Change of Control was filed) (the

“Initial Change of Control Notice”). No later than the later of (x) ten (10) Business Days prior to the date on which the Company anticipates consummating the Change of Control as set forth in the Initial Change of Control Notice and (y) the earlier of (1) the twentieth (20th) Business Day following the relevant Change of Control Effective Date and (2) the tenth (10th) Business Day following receipt of the relevant Initial Change of Control Notice, any Holder that desires to exercise its rights pursuant to Section 9(b) shall notify the Company in writing thereof (such notice, a “Change of Control Election Notice”) and shall specify (x) that such Holder is electing to exercise its rights pursuant to Section 9(b) and (y) the number of shares of Series B Preferred Stock subject to each such election. Within two (2) days following the effective date of a Change of Control (the “Change of Control Effective Date”) (or if the Company discovers later than such date that a Change of Control has occurred, promptly following the date of such discovery), a written notice (the “Change of Control Put Notice”) shall be sent by or on behalf of the Company to the Holders as they appear in the records of the Company, which notice shall contain:

(i) the scheduled Change of Control Purchase Date, which shall be no less than 40 nor more than 60 calendar days following the date of such Change of Control Put Notice;

(ii) the applicable Change of Control Put Price and the number of shares of Series B Preferred Stock subject to the Change of Control Put;

(iii) the instructions a Holder must follow to receive the applicable Change of Control Put Price;

(iv) that a Holder may not convert any shares of Series B Preferred Stock as to which it has elected a Change of Control Put, subject to Section 9(k); and

(v) a description of the Change of Control (including, for the avoidance of doubt, the details of any consideration delivered as a distribution on or in exchange for outstanding shares of Common Stock) and the applicable Change of Control Effective Date.

(b) Change of Control Put. Subject to the application of Section 9(h) and Section 9(k), the Company shall purchase from each Holder that delivered a Change of Control Election Notice all shares of Series B Preferred Stock specified in such Change of Control Election Notice (a “Change of Control Put”) for a purchase price per each such share of Series B Preferred Stock, payable in cash, equal to the Liquidation Preference of such share of Series B Preferred Stock as of the applicable Change of Control Purchase Date (the “Change of Control Put Price”) on the Change of Control Purchase Date specified in the relevant Change of Control Put Notice (or, in the event that a Change of Control Purchase Date is not specified, the date that is 60 days after the Change of Control Effective Date). A Holder may not convert any shares of Series B Preferred Stock as to which it has elected a Change of Control Put and with respect to which it has not validly withdrawn such election pursuant to Section 9(k). Notwithstanding anything to the contrary herein, the failure of the Company to deliver the Initial Change of Control Notice or the Change of Control Put Notice shall not impair the rights of the Holders under this Section 9(b).

(c) Change of Control Put Procedure. To receive the Change of Control Put Price, a Holder must, no later than close of business on the Change of Control Purchase Date, surrender to the Conversion Agent the certificates representing the shares of Series B Preferred Stock to be repurchased by the Company or lost stock affidavits therefor.

(d) Change of Control Call. To the extent a Holder has not delivered a Change of Control Election Notice in accordance with Section 9(a), or a Holder has delivered a Change of Control Election Notice for less than all of its shares of Series B Preferred Stock (or in either case, a Holder has withdrawn a Change of Control Election Notice in respect of any or all of its shares of Series B Preferred Stock pursuant to Section 9(k)), the Company may elect to redeem (the “Change of Control Call”), subject to the right of such Holders to convert the Series B Preferred Stock pursuant to Section 6(a) prior to any such redemption, all of such Holders’ shares of Series B Preferred Stock which are not subject to a Change of Control Put at a redemption price per share, payable in cash, equal to the Liquidation Preference as of the date of redemption (the “Change of Control Call Price”). For the avoidance of doubt, if the Holder exercises the Change of Control Put in part, the Company can exercise the Change of Control Call for the remainder of such Holder’s shares of Series B Preferred Stock. In order to elect a Change of Control Call, the Company must send irrevocable notice of such election no less than five (5) Business Days, nor more than fifteen (15) Business Days, after the delivery of a Change of Control Put Notice, which notice shall contain the redemption date (which shall be no less than 30 nor more than 60 calendar days following the date of such notice), instructions for Holders to receive the Change of Control Call Price, the amount of the Change of Control Call Price, and the last date for a Holder to convert its shares of Series B Preferred Stock in advance of the Change of Control Call (which shall be the Business Day immediately preceding the redemption date). The Company shall not have the right to elect a Change of Control Call unless, as of the date of delivery of notice of a Change of Control Call, it has set aside sufficient funds legally available for the payment of the full Change of Control Call Price for all outstanding shares of Series B Preferred Stock.

(e) Delivery upon Change of Control Put/Call. Upon a Change of Control Put or a Change of Control Call, subject to Section 9(h) below, the Company (or its successor) shall deliver or cause to be delivered to the Holder by wire transfer the Change of Control Put Price or the Change of Control Call Price for such Holder’s shares of Series B Preferred Stock.

(f) Treatment of Shares. Until a share of Series B Preferred Stock is purchased by the payment in full of the applicable Change of Control Put Price or Change of Control Call Price, such share of Series B Preferred Stock will remain outstanding and will be entitled to all of the powers, designations, preferences and other rights provided herein, including that such share (x) may be converted pursuant to Section 6 and in accordance with this Section 9 and, if not so converted, (y) shall (A) accrue Dividends in accordance with Section 4 and (B) entitle the Holder thereof to the voting rights provided in Section 12; provided that any such shares that are converted prior to the consummation of the Change of Control Put or Change of Control Call in accordance with this Certificate of Designations shall not be entitled to receive any payment of the Change of Control Put Price or Change of Control Call Price and shall instead be entitled to the same per share consideration, or the same right to elect per share consideration, as applicable, to be received by holders of Common Stock in connection with the Change of Control (subject to Section 11, as applicable).

(g) Partial Exercise of Change of Control Put. In the event that a Change of Control Put is effected with respect to shares of Series B Preferred Stock representing less than all the shares of Series B Preferred Stock held by a Holder, upon such Change of Control Put, the Company shall execute and the Transfer Agent shall countersign and deliver to such Holder, at the expense of the Company, a certificate evidencing the shares of Series B Preferred Stock held by the Holder as to which a Change of Control Put was not effected (or book-entry interests representing such shares).

(h) Sufficient Funds. If the Company shall not have sufficient funds legally available under the DGCL to purchase all shares of Series B Preferred Stock that Holders have requested to be purchased under Section 9(b) (the “Required Number of Shares”), the Company shall (i) purchase, pro rata among the Holders that have requested their shares be purchased pursuant to Section 9(b), a number of shares of Series B Preferred Stock with an aggregate Change of Control Put Price equal to the amount legally available for the purchase of shares of Series B Preferred Stock under the DGCL and (ii) purchase any shares of Series B Preferred Stock not purchased because of the foregoing limitations at the applicable Change of Control Put Price as soon as practicable after the Company is able to make such purchase out of funds legally available for the purchase of such share of Series B Preferred Stock. The inability of the Company (or its successor) to make a purchase payment for any reason shall not relieve the Company (or its successor) from its obligation to effect any required purchase when, as and if permitted by applicable law. If the Company fails to pay the Change of Control Put Price or the Change of Control Call Price in full when due in accordance with this Section 9 in respect of some or all of the shares of Series B Preferred Stock to be repurchased pursuant to the Change of Control Put or the Change of Control Call, the Company will pay Dividends on such shares not repurchased at a Dividend Rate of 9.5% per annum, until such shares are repurchased, for the period from and including the first date upon which the Company fails to pay the Change of Control Put Price or the Change of Control Call Price, as applicable, in full when due in accordance with this Section 9 through but not including the latest day upon which the Company pays the Change of Control Put Price or Change of Control Call Price, as applicable, in full in accordance with this Section 9. Notwithstanding the foregoing, in the event a Holder elects to exercise a Change of Control Put pursuant to this Section 9 at a time when the Company is restricted or prohibited (contractually or otherwise) from redeeming some or all of the Series B Preferred Stock subject to the Change of Control Put, the Company will use its reasonable best efforts to obtain the requisite consents to remove or obtain an exception or waiver to such restrictions or prohibition. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to comply with its obligations under this Section 9. In connection with any Change of Control, the Company shall take all actions to permit the purchase of all shares of Series B Preferred Stock on the Change of Control Purchase Date that it reasonably believes is permitted under Delaware law and will not render the Company insolvent (such that, on a consolidated basis, (1) the Company will have incurred debts beyond its ability to pay such debts as they mature or become due, (2) the then present fair saleable value of the assets of the Company will not exceed the amount that will be required to pay its probable liabilities (including the probable amount of all contingent liabilities) and its debts as they become absolute and matured or (3) the assets of the Company, in each case at a fair valuation, will not exceed its respective debts (including the probable amount of all contingent liabilities)), including revaluing the Company’s assets to the highest amount permitted by law, borrowing funds on prevailing market terms, selling assets on prevailing market terms and seeking to obtain any and all required governmental or other approvals. The Company shall not take any action that materially impairs the Company’s ability to pay the Change of Control Put Price when due, including by investing available funds in illiquid assets, except for its normal business assets (the covenants described in this Section 9(h), the “Protective Payment Obligations”). The Company shall continue to comply with the Protective Payment Obligations until the entire amount of the Change of Control Put Price is paid in full.

(i) Change of Control Agreements. The Company shall not enter into any agreement for, or otherwise willingly engage in, a transaction constituting a Change of Control unless (i) such agreement provides for or does not interfere with or prevent (as applicable) the exercise by the Holders of their Change of Control Put in a manner that is consistent with and gives effect to this Section 9, and (ii) the acquiring or surviving Person in such Change of Control represents or covenants, in form and substance reasonably satisfactory to the Board acting in good faith, that at the closing of such Change of Control that such Person shall have sufficient funds (which may include, without limitation, cash and cash equivalents on the Company’s balance sheet, the proceeds of any debt or equity financing, available lines of credit or uncalled capital commitments) to consummate such Change of Control and the payment of the Change of Control Put Price in respect of shares of Series B Preferred Stock that have not been converted into Common Stock prior to the Change of Control Effective Date pursuant to Section 6 or Section 7, as applicable.

(j) Effect of Change of Control Put/Call. Upon full payment of the Change of Control Put Price or the Change of Control Call Price, as applicable, for any shares of Series B Preferred Stock subject to a Change of Control Put or Change of Control Call, such shares will cease to be entitled to any dividends that may thereafter be payable on the Series B Preferred Stock; such shares of Series B Preferred Stock will no longer be deemed to be outstanding for any purpose; and all rights (except the right to receive the Change of Control Put Price or Change of Control Call Price, as applicable) of the Holder of such shares of Series B Preferred Stock shall cease and terminate with respect to such shares.

(k) Withdrawal of Election for Change of Control Put. Notwithstanding anything to the contrary herein, any Holder’s Change of Control Election Notice may be withdrawn (in whole or in part) by means of a written notice of withdrawal delivered to the Company at any time prior to the close of business on the fourth Business Day immediately succeeding the date of delivery of a Change of Control Put Notice (or, if earlier, the close of business on the second Business Day immediately preceding the relevant Change of Control Purchase Date), specifying the number of shares of Series B Preferred Stock with respect to which such notice of withdrawal is being submitted.

(l) The above provisions of this Section 9 shall similarly apply to successive Changes of Control (or anticipated Changes of Control).

SECTION 10 Anti-Dilution Adjustments.

(a) Adjustments. The Conversion Factor will be subject to adjustment, without duplication, upon the occurrence of the following events, except that the Company shall not make any adjustment to the Conversion Factor if Holders of the Series B Preferred Stock participate, at the same time and upon the same terms as holders of Common Stock and solely as a result of holding shares of Series B Preferred Stock, in any transaction described in this Section 10(a), without having to convert their Series B Preferred Stock, as if they held a number of shares of Common Stock equal to the Conversion Rate multiplied by the number of shares of Series B Preferred Stock held by such Holders:

(i) The issuance of Common Stock as a dividend or distribution to all or substantially all holders of Common Stock, or a subdivision, split or combination of Common Stock or a reclassification of Common Stock into a greater or lesser number of shares of Common Stock, in which event the Conversion Factor shall be adjusted based on the following formula:

CR1 = CR0 x (OS1 / OS0)

CR0 = the Conversion Factor in effect immediately prior to the close of business on (i) the Record Date for such dividend or distribution, or (ii) the effective date of such subdivision, split, combination or reclassification

CR1 = the new Conversion Factor in effect immediately after the close of business on (i) the Record Date for such dividend or distribution, or (ii) the effective date of such subdivision, split, combination or reclassification

OS0 = the number of shares of Common Stock outstanding immediately prior to the close of business on (i) the Record Date for such dividend or distribution or (ii) the effective date of such subdivision, split, combination or reclassification

OS1 = the number of shares of Common Stock that would be outstanding immediately after the close of business on (i) the Record Date for such dividend or distribution or (ii) the effective date of such subdivision, split, combination or reclassification

Any adjustment made pursuant to this clause (i) shall be effective immediately after the close of business on the Record Date for such dividend or distribution, or the effective date of such subdivision, split, combination or reclassification. If any such event is announced or declared but does not occur, the Conversion Factor shall be readjusted, effective as of the date the Board announces that such event shall not occur, to the Conversion Factor that would then be in effect if such event had not been declared.

(ii) The dividend, distribution or other issuance to all or substantially all holders of Common Stock of rights (other than rights, options or warrants distributed in connection with a stockholder rights plan (in which event the provisions of Section 10(a)(vii) shall apply)), options or warrants entitling them to subscribe for or purchase shares of Common Stock for a period expiring forty-five (45) days or less from the date of issuance thereof, at a price per share that is less than the Current Market Price as of the Record Date for such issuance, in which event the Conversion Factor will be increased based on the following formula:

CR1 = CR0 x [(OS0+X) / (OS0+Y)]

CR0 = the Conversion Factor in effect immediately prior to the close of business on the Record Date for such dividend, distribution or issuance

CR1 = the new Conversion Factor in effect immediately following the close of business on the Record Date for such dividend, distribution or issuance

OS0 = the number of shares of Common Stock outstanding immediately prior to the close of business on the Record Date for such dividend, distribution or issuance

X = the total number of shares of Common Stock issuable pursuant to such rights, options or warrants

Y = the number of shares of Common Stock equal to the aggregate price payable to exercise such rights, options or warrants divided by the Current Market Price as of the Record Date for such dividend, distribution or issuance.

For purposes of this clause (ii), in determining whether any rights, options or warrants entitle the holders to purchase the Common Stock at a price per share that is less than the Current Market Price as of the Record Date for such dividend, distribution or issuance, there shall be taken into account any consideration the Company receives for such rights, options or warrants, and any amount payable on exercise thereof, with the value of such consideration, if other than cash, to be the Fair Market Value thereof.

Any adjustment made pursuant to this clause (ii) shall become effective immediately following the close of business on the Record Date for such dividend, distribution or issuance. In the event that such rights, options or warrants are not so issued, the Conversion Factor shall be readjusted, effective as of the date the Board publicly announces its decision not to issue such rights, options or warrants, to the Conversion Factor that would then be in effect if such dividend, distribution or issuance had not been declared. To the extent that such rights, options or warrants are not exercised prior to their expiration or shares of Common Stock are otherwise not delivered pursuant to such rights, options or warrants upon the exercise of such rights, options or warrants, the Conversion Factor shall be readjusted to the Conversion Factor that would then be in effect had the adjustments made upon the dividend, distribution or issuance of such rights, options or warrants been made on the basis of the delivery of only the number of shares of Common Stock actually delivered.

(iii) The Company or one or more of its Subsidiaries purchases Common Stock pursuant to a tender offer or exchange offer (other than an exchange offer that constitutes a Distribution Transaction subject to Section 10(a)(v)) by the Company or a Subsidiary of the Company for all or any portion of the Common Stock, or otherwise acquires Common Stock (except in connection with tax withholding upon vesting or settlement of options, restricted stock units, performance share units or other similar equity awards or upon forfeiture or cashless exercise of options or other equity awards) (a “Covered Repurchase”), if the cash and value of any other consideration included in the payment per share of Common Stock validly tendered, exchanged or otherwise acquired through a Covered Repurchase exceeds the arithmetic average of the VWAP per share of Common Stock for each of the ten (10) consecutive full Trading Days commencing on, and including, the Trading Day next succeeding the last day on which tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended) or shares of Common Stock are otherwise acquired through a Covered Repurchase (the “Expiration Date”), in which event the Conversion Factor shall be increased based on the following formula:

CR1 = CR0 x [(FMV + (SP1 x OS1)) / (SP1 x OS0)]

CR0 = the Conversion Factor in effect immediately prior to the close of business on the Expiration Date

CR1 = the new Conversion Factor in effect immediately after the close of business on the Expiration Date

FMV = the Fair Market Value, on the Expiration Date, of all cash and any other consideration paid or payable for all shares validly tendered or exchanged and not withdrawn, or otherwise acquired through a Covered Repurchase, as of the Expiration Date

OS0 = the number of shares of Common Stock outstanding immediately prior to the last time tenders or exchanges may be made pursuant to such tender or exchange offer (including the shares to be purchased in such tender or exchange offer) or shares are otherwise acquired through a Covered Repurchase

OS1 = the number of shares of Common Stock outstanding immediately after the last time tenders or exchanges may be made pursuant to such tender or exchange offer (after giving effect to the purchase of shares in such tender or exchange offer) or shares are otherwise acquired through a Covered Repurchase

SP1 = the arithmetic average of the VWAP per share of Common Stock for each of the ten (10) consecutive full Trading Days commencing on, and including, the Trading Day next succeeding the Expiration Date

Such adjustment shall become effective immediately after the close of business on the Expiration Date. If an adjustment to the Conversion Factor is required under this Section 10(a)(iii), delivery of any additional shares of Common Stock that may be deliverable upon conversion as a result of an adjustment required under this Section 10(a)(iii) shall be delayed to the extent necessary in order to complete the calculations provided for in this Section 10(a)(iii).

In the event that the Company or any of its Subsidiaries is obligated to purchase Common Stock pursuant to any such tender offer, exchange offer or other commitment to acquire shares of Common Stock through a Covered Repurchase but is permanently prevented by applicable law from effecting any such purchases, or all such purchases are rescinded, then the Conversion Factor shall be readjusted to be the Conversion Factor that would have been then in effect if such tender offer, exchange offer or Covered Repurchase had not been made.

(iv) The Company shall, by dividend or otherwise, distribute to all or substantially all holders of its Common Stock (other than for cash in lieu of fractional shares), shares of any class of its Capital Stock, evidences of its indebtedness, assets, other property or securities, but excluding (A) dividends or distributions referred to in Section 10(a)(i) or Section 10(a)(ii) hereof, (B) Distribution Transactions as to which Section 10(a)(v) shall apply, (C) dividends or distributions paid exclusively in cash as to which Section 10(a)(vi) shall apply, and (D) rights, options or warrants distributed in connection with a stockholder rights plan as to which Section 10(a)(vii) shall apply (any of such shares of its Capital Stock, indebtedness, assets or property that are not so excluded are hereinafter called the “Distributed Property”), then, in each such case the Conversion Factor shall be increased based on the following formula:

CR1 = CR0 x [SP0 / (SP0 – FMV)]

CR0 = the Conversion Factor in effect immediately prior to the close of business on the Record Date for such dividend or distribution

CR1 = the new Conversion Factor in effect immediately after the close of business on the Record Date for such dividend or distribution

SP0 = the Current Market Price as of the Record Date for such dividend or distribution

FMV = the Fair Market Value of the portion of Distributed Property distributed with respect to each outstanding share of Common Stock on the Record Date for such dividend or distribution; provided that, if FMV is equal or greater than SP0, then in lieu of the foregoing adjustment, the Company shall distribute to each holder of Series B Preferred Stock on the date the applicable Distributed Property is distributed to holders of Common Stock, but without requiring such holder to convert its shares of Series B Preferred Stock, in respect of each share of Series B Preferred Stock held by such holder, the amount of Distributed Property such holder would have received had such holder owned a number of shares of Common Stock equal to the Conversion Rate on the Record Date for such dividend or distribution

Any adjustment made pursuant to this clause (iv) shall be effective immediately after the close of business on the Record Date for such dividend or distribution. If any such dividend or distribution is declared but does not occur, the Conversion Factor shall be readjusted, effective as of the date the Board announces that such dividend or distribution shall not occur, to the Conversion Factor that would then be in effect if such dividend or distribution had not been declared.

(v) The Company effects a Distribution Transaction, in which case the Conversion Factor in effect immediately prior to the effective date of the Distribution Transaction shall be increased based on the following formula:

CR1 = CR0 x [(FMV + MP0) / MP0]

CR0 = the Conversion Factor in effect immediately prior to the close of business on the effective date of the Distribution Transaction

CR1 = the new Conversion Factor in effect immediately after the close of business on the effective date of the Distribution Transaction

FMV = the arithmetic average of the volume-weighted average prices for a share of the capital stock or other interest distributed to holders of Common Stock on the principal United States securities exchange or automated quotation system on which such capital stock or other interest trades, as reported by Bloomberg (or, if Bloomberg ceases to publish such price, any successor service chosen by the Company) in respect of the period from the open of trading on the relevant Trading Day until the close of trading on such Trading Day (or if such volume-weighted average price is unavailable, the market price of one share of such capital stock or other interest on such Trading Day determined, using a volume-weighted average method, by an Independent Financial Advisor retained for such purpose by the Company), for each of the ten consecutive full Trading Days commencing with, and including, the effective date of the Distribution Transaction

MP0 = the arithmetic average of the VWAP per share of Common Stock for each of the ten (10) consecutive full Trading Days commencing on, and including, the effective date of the Distribution Transaction

Such adjustment shall become effective immediately following the close of business on the effective date of the Distribution Transaction. If an adjustment to the Conversion Factor is required under this Section 10(a)(v), delivery of any additional shares of Common Stock that may be deliverable upon conversion as a result of an adjustment required under this Section 10(a)(v) shall be delayed to the extent necessary in order to complete the calculations provided for in this Section 10(a)(v).

(vi) The Company makes a cash dividend or distribution to all or substantially all holders of the Common Stock, the Conversion Factor shall be increased based on the following formula:

CR1 = CR0 x [SP0 / (SP0 – C)]

CR0 = the Conversion Factor in effect immediately prior to the close of business on the Record Date for such dividend or distribution

CR1 = the new Conversion Factor in effect immediately after the close of business on the Record Date for such dividend or distribution

SP0 = the Current Market Price as of the Record Date for such dividend or distribution

C = the amount in cash per share of Common Stock the Company distributes to all or substantially all holders of its Common Stock; provided that, if C is equal or greater than SP0, then in lieu of the foregoing adjustment, the Company shall pay to each holder of Series B Preferred Stock on the date the applicable cash dividend or distribution is made to holders of Common Stock, but without requiring such holder to convert its shares of Series B Preferred Stock, in respect of each share of Series B Preferred Stock held by such holder, the amount of cash such holder would have received had such holder owned a number of shares of Common Stock equal to the Conversion Rate on the Record Date for such dividend or distribution

Any adjustment made pursuant to this clause (vi) shall be effective immediately after the close of business on the Record Date for such dividend or distribution. If any dividend or distribution is declared but not paid, the Conversion Factor shall be readjusted, effective as of the date the Board announces that such dividend or distribution will not be paid, to the Conversion Factor that would then be in effect if such had dividend or distribution not been declared.

(vii) If the Company has a stockholder rights plan in effect with respect to the Common Stock on any Conversion Date, upon conversion of any shares of the Series B Preferred Stock, Holders of such shares will receive, in addition to the applicable number of shares of Common Stock, the rights under such rights plan relating to such Common Stock, unless, prior to such Conversion Date, the rights have become exercisable or separated from the shares of Common Stock (the first of such events to occur, a “Trigger Event”), in which case, the Conversion Factor will be adjusted, effective automatically at the time of such Trigger Event, as if the Company had made a distribution of such rights to all holders of Common Stock as described in Section 10(a)(ii) (without giving effect to the forty-five (45) day limit on the exercisability of rights, options or warrants ordinarily subject to such Section 10(a)(ii)), subject to appropriate readjustment in the event of the expiration, termination or redemption of such rights prior to the exercise, deemed exercise or exchange thereof. Notwithstanding the foregoing, to the extent any such stockholder rights are exchanged by the Company for shares of Common Stock or other property or securities, the Conversion Factor shall be appropriately readjusted as if such stockholder rights had not been issued, but the Company had instead issued such shares of Common Stock or other property or securities as a dividend or distribution of shares of Common Stock pursuant to Section 10(a)(i) or Section 10(a)(iv), as applicable.

To the extent that such rights are not exercised prior to their expiration, termination or redemption, the Conversion Factor shall be readjusted to the Conversion Factor that would then be in effect had the adjustments made upon the occurrence of the Trigger Event been made on the basis of the issuance of, and the receipt of the exercise price with respect to, only the number of shares of Common Stock actually issued pursuant to such rights.

Notwithstanding anything to the contrary in this Section 10(a)(vii), no adjustment shall be required to be made to the Conversion Factor with respect to any Holder which is, or is an “affiliate” or “associate” of, an “acquiring person” under such stockholder rights plan or with respect to any direct or indirect transferee of such Holder who receives Series B Preferred Stock in such transfer after the time such Holder becomes, or its affiliate or associate becomes, such an “acquiring person”.

(b) Calculation of Adjustments. All adjustments to the Conversion Factor shall be calculated by the Company to the nearest 1/10,000th of one share of Common Stock (or if there is not a nearest 1/10,000th of a share, to the next lower 1/10,000th of a share). No adjustment to the Conversion Factor will be required unless such adjustment would require an increase or decrease of at least one percent of the Conversion Factor; provided, however, that any such adjustment that is not required to be made will be carried forward and taken into account in any subsequent adjustment; provided, further that any such adjustment of less than one percent that has not been made will be made upon any Conversion Date or redemption or repurchase date.

(c) When No Adjustment Required. (i) Except as otherwise provided in this Section 10, the Conversion Factor will not be adjusted for the issuance of Common Stock or any securities convertible into or exchangeable for Common Stock or carrying the right to purchase any of the foregoing, or for the repurchase of Common Stock.

(ii) Except as otherwise provided in this Section 10, the Conversion Factor will not be adjusted as a result of the issuance of, the distribution of separate certificates representing, the exercise or redemption of, or the termination or invalidation of, rights pursuant to any stockholder rights plans.

(iii) No adjustment to the Conversion Factor will be made:

(A) upon the issuance of any shares of Common Stock issued pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in Common Stock under any plan in which purchases are made at market prices on the date or dates of purchase, without discount, and whether or not the Company bears the ordinary costs of administration and operation of the plan, including brokerage commissions;

(B) upon the issuance of any shares of Common Stock pursuant to any option, warrant, right, or exercisable, exchangeable or convertible security, including the Series B Preferred Stock; or

(C) for a change in the par value of the Common Stock.

(d) Successive Adjustments. After an adjustment to the Conversion Factor under this Section 10, any subsequent event requiring an adjustment under this Section 10 shall cause an adjustment to each such Conversion Factor as so adjusted.

(e) Multiple Adjustments. For the avoidance of doubt, if an event occurs that would trigger an adjustment to the Conversion Factor pursuant to this Section 10 under more than one subsection hereof, such event, to the extent fully taken into account in a single adjustment, shall not result in multiple adjustments hereunder; provided, however, that if more than one subsection of this Section 10 is applicable to a single event, the subsection shall be applied that produces the largest adjustment.

(f) Notice of Adjustments. Whenever any event of the type described in this Section 10 has occurred, the Company shall as soon as reasonably practicable following the occurrence of an event that requires such adjustment (or if the Company is not aware of such occurrence, as soon as reasonably practicable after becoming so aware):

(i) compute the adjusted applicable Conversion Factor in accordance with this Section 10 and prepare and transmit to the Conversion Agent an Officer’s Certificate setting forth the applicable Conversion Factor, the method of calculation thereof, and the facts requiring such adjustment and upon which such adjustment is based; and

(ii) provide a written notice to the Holders of the occurrence of such event and a statement in reasonable detail setting forth the method by which the adjustment to the applicable Conversion Factor was determined and setting forth the adjusted applicable Conversion Factor.

(g) Conversion Agent. The Conversion Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist that may require any adjustment of the Conversion Factor or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed in making the same. The Conversion Agent shall be fully authorized and protected in relying on any Officer’s Certificate delivered pursuant to this Section 10(g) and any adjustment contained therein and the Conversion Agent shall not be deemed to have knowledge of any adjustment unless and until it has received such certificate. The Conversion Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, that may at the time be issued or delivered with respect to any Series B Preferred Stock and the Conversion Agent makes no representation with respect thereto. The Conversion Agent shall not be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock pursuant to the conversion of Series B Preferred Stock or to comply with any of the duties, responsibilities or covenants of the Company contained in this Section 10.

(h) Fractional Shares. No fractional shares of Common Stock will be delivered to the Holders upon conversion. In lieu of fractional shares otherwise issuable, the Holders will be entitled to receive an amount in cash equal to the fraction of a share of Common Stock multiplied by the Closing Price of the Common Stock on the Trading Day immediately preceding the applicable Conversion Date. In order to determine whether the number of shares of Common Stock to be delivered to a Holder upon the conversion of such Holder’s shares of Series B Preferred Stock will include a fractional share, such determination shall be based on the aggregate number of shares of Series B Preferred Stock of such Holder that are being converted on any single Conversion Date.

SECTION 11 Reorganization Events.

(a) Reorganization Events. In the event of:

(i) any reclassification, statutory exchange, merger, consolidation or other similar business combination of the Company with or into another Person, in each case, pursuant to which at least a majority of the Common Stock is changed or converted into, or exchanged for, cash, securities or other property of the Company or another Person;

(ii) any sale, transfer, lease or conveyance to another Person of all or a majority of the property and assets of the Company, in each case pursuant to which the Common Stock is converted into cash, securities or other property; or

(iii) any statutory exchange of securities of the Company with another Person (other than in connection with a merger or acquisition) or reclassification, recapitalization or reorganization of the Common Stock into other securities;

(each of which is referred to as a “Reorganization Event”), each share of Series B Preferred Stock outstanding immediately prior to such Reorganization Event will, without the consent of the Holders and subject to Section 11(d) and Section 12(b), remain outstanding but shall become convertible into, in accordance with Section 6 and Section 7, the number, kind and amount of securities, cash and other property (the “Exchange Property”) (without any interest on such Exchange Property and without any right to dividends or distributions on such Exchange Property which have a record date that is prior to the applicable Conversion Date) that the Holder of such share of Series B Preferred Stock would have received in such Reorganization Event had such Holder converted its shares of Series B Preferred Stock into the applicable number of shares of Common Stock immediately prior to the effective date of the Reorganization Event using the Conversion Rate applicable immediately prior to the effective date of the Reorganization Event; provided that the foregoing shall not apply if such Holder is a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (any such Person, a “Constituent Person”), or an Affiliate of a Constituent Person, to the extent such Reorganization Event provides for different treatment of Common Stock held by such Constituent Persons or such Affiliate thereof. If the kind or amount of securities, cash and other property receivable upon such Reorganization Event is not the same for each share of Common Stock held immediately prior to such Reorganization Event by a Person (other than a Constituent Person or an Affiliate thereof), then for the purpose of this Section 11(a), the kind and amount of securities, cash and other property receivable upon conversion following such Reorganization Event will be deemed to be the weighted average of the types and amounts of consideration received by the holders of Common Stock.

(b) Successive Reorganization Events. The above provisions of this Section 11 shall similarly apply to successive Reorganization Events and the provisions of Section 10 shall apply to any shares of Capital Stock (as though such Capital Stock were Common Stock) received by the holders of the Common Stock in any such Reorganization Event.

(c) Reorganization Event Notice. The Company (or any successor) shall, no less than thirty (30) days prior to the anticipated effective date of any Reorganization Event, provide written notice to the Holders of such occurrence of such event and of the kind and amount of the cash, securities or other property that constitutes the Exchange Property. Failure to deliver such notice shall not affect the operation of this Section 11.

(d) Reorganization Event Agreements. The Company shall not enter into any agreement for a transaction constituting a Reorganization Event unless (i) such agreement provides for or does not interfere with or prevent (as applicable) conversion of the Series B Preferred Stock into the Exchange Property in a manner that is consistent with and gives effect to this Section 11, and (ii) to the extent that the Company is not the surviving corporation in such Reorganization

Event or will be dissolved in connection with such Reorganization Event, proper provision shall be made in the agreements governing such Reorganization Event for the conversion of the Series B Preferred Stock into stock of the Person surviving such Reorganization Event or such other continuing entity in such Reorganization Event.

SECTION 12 Voting Rights.

(a) General. Holders of shares of Series B Preferred Stock shall be entitled to vote as a single class with the holders of the Common Stock and the holders of any other class or series of Capital Stock of the Company then entitled to vote with the Common Stock on all matters submitted to a vote of the holders of Common Stock (and, if applicable, holders of any other class or series of Capital Stock of the Company). The Holders shall be entitled to notice of any meeting of holders of Common Stock in accordance with the Certificate of Incorporation and Bylaws of the Company. Each Holder shall be entitled to the number of votes equal to the product of (i) the largest number of whole shares of Common Stock into which all shares of Series B Preferred Stock could be converted pursuant to Section 6 multiplied by (ii) a fraction the numerator of which is the number of shares of Series B Preferred Stock held by such Holder and the denominator of which is the aggregate number of issued and outstanding shares of Series B Preferred Stock, in each case at and calculated as of the record date for the determination of stockholders entitled to vote or consent on such matters or, if no such record date is established, at and as of the date such vote or consent is taken or any written consent of stockholders is first executed; provided, that to the extent the Series B Preferred Stock held by any Investor, together with its Permitted Transferees and Affiliates, would, in the aggregate (but without taking into consideration shares of Series B Preferred Stock held by any other Investor, together with its Permitted Transferees and Affiliates), represent voting rights with respect to more than 16.66% of the Company’s Common Stock (including the Series B Preferred Stock on an as-converted basis) (the “Voting Threshold”), such Investor, together with its Permitted Transferees and Affiliates, will not be permitted to exercise the voting rights with respect to any shares of Series B Preferred Stock held by them in excess of the Voting Threshold and the Company shall exercise the voting rights with respect to such shares of Series B Preferred Stock in excess of the Voting Threshold in a Neutral Manner. To the extent that a Holder acquires shares of Series B Preferred Stock from another Holder, the acquiring Holder’s Voting Threshold will be increased proportionately based on the number of shares of Series B Preferred Stock that such Holder acquires and the disposing Holder’s Voting Threshold will be decreased proportionately based on the number of shares of Series B Preferred Stock that such Holder disposes of such that the aggregate Voting Threshold of all Holders of shares of Series B Preferred Stock does not exceed 49.99%.

(b) Adverse Changes. In addition to, and not in limitation of, Section 12(a), the vote or consent of the Holders of at least 75% of the shares of Series B Preferred Stock outstanding at such time, voting together as a separate class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, will be necessary for, directly or indirectly, effecting or validating any of the following actions, whether or not such approval is required pursuant to the DGCL:

(i) any amendment, alteration or repeal (whether by merger, consolidation or otherwise) of any provision of the Certificate of Incorporation (including this Certificate of Designations) or Bylaws that would have an adverse effect on the rights, preferences, privileges or voting power of the Series B Preferred Stock;

(ii) any amendment or alteration (whether by merger, consolidation or otherwise) of, or any supplement (whether by a certificate of designations or otherwise) to, the Certificate of Incorporation or any provision thereof, or any other action to authorize or create, or increase the number of authorized or issued shares of, or any securities convertible into shares of, or reclassify any security into, or issue, any Parity Stock or Senior Stock or any other class or series of Capital Stock of the Company ranking senior to, or on a parity basis with, the Series B Preferred Stock as to dividend rights or rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company; or

(iii) any increase or decrease in the authorized number of shares of Series B Preferred Stock or issuance of shares of Series B Preferred Stock after the Issuance Date,

provided that the authorization or creation of, or the increase in the number of authorized or issued shares of, or any securities convertible into shares of, or the reclassification of any security (other than the Series B Preferred Stock) into, or the issuance of, Junior Stock will not require the vote the Holders pursuant to this Section 12(b). For purposes of this Section 12(b), the filing in accordance with applicable law of a certificate of designations or any similar document setting forth or changing the designations, powers, preferences, rights, qualifications, limitations and restrictions of any class or series of stock of the Company shall be deemed an amendment to the Certificate of Incorporation.

(c) Each Holder of Series B Preferred Stock will have one vote per share on any matter on which Holders of Series B Preferred Stock are entitled to vote separately as a class, whether at a meeting or by written consent.

(d) The vote or consent of the Holders of 75% of the shares of Series B Preferred Stock outstanding at such time, voting together as a single class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, will be sufficient to waive or amend the provisions of Section 9(i) of this Certificate of Designations, and any amendment or waiver of any of the provisions of Section 9(i) approved by such percentage of the Holders shall be binding on all of the Holders.

(e) For the avoidance of doubt and notwithstanding anything to the contrary in the Certificate of Incorporation or Bylaws of the Company, the Holders of Series B Preferred Stock shall have the exclusive consent and voting rights set forth in Section 12(b) and may take action or consent to any action with respect to such rights without a meeting by delivering a consent in writing or by electronic transmission of the Holders of the Series B Preferred Stock entitled to cast not less than the minimum number of votes that would be necessary to authorize, take or consent to such action at a meeting of stockholders.

(f) Upon the acquisition of shares of Series B Preferred Stock, the Holder of such shares shall be deemed to irrevocably appoint as its proxy and attorney-in-fact, the Chief Executive Officer, the Chief Financial Officer and the General Counsel of the Company, each of them individually, with full power of substitution and resubstitution, to consent to or vote any shares of Series B Preferred Stock held by them in excess of the Voting Threshold as indicated in Section 12(a) above with respect to any matters that must be voted in a Neutral Manner.

SECTION 13 Term. Except as expressly provided in this Certificate of Designations, the shares of Series B Preferred Stock shall not be redeemable or otherwise mature and the term of the Series B Preferred Stock shall be perpetual.

SECTION 14 Creation of Capital Stock. Subject to the Consent Provisions and Section 12(b), the Board, or any duly authorized committee thereof, without the vote of the Holders, may authorize and issue additional shares of Capital Stock of the Company.

SECTION 15 No Sinking Fund. Shares of Series B Preferred Stock shall not be subject to or entitled to the operation of a retirement or sinking fund.

SECTION 16 Transfer Agent, Conversion Agent, Registrar and Paying Agent. The duly appointed Transfer Agent, Conversion Agent, Registrar and paying agent for the Series B Preferred Stock shall be American Stock Transfer & Trust Company. The Company may, in its sole discretion, appoint any other Person to serve as Transfer Agent, Conversion Agent, Registrar or paying agent for the Series B Preferred Stock and thereafter may remove or replace such other Person at any time. Upon any such appointment or removal, the Company shall send notice thereof to the Holders.

SECTION 17 Replacement Certificates.

(a) Mutilated, Destroyed, Stolen and Lost Certificates. If physical certificates evidencing the Series B Preferred Stock are issued, the Company shall replace any mutilated certificate at the Holder’s expense upon surrender of that certificate to the Transfer Agent. The Company shall replace certificates that become destroyed, stolen or lost at the Holder’s expense upon delivery to the Company and the Transfer Agent of satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be required by the Transfer Agent and the Company.

(b) Certificates Following Conversion. If physical certificates representing the Series B Preferred Stock are issued, the Company shall not be required to issue replacement certificates representing shares of Series B Preferred Stock on or after the Conversion Date applicable to such shares (except if any certificate for shares of Series B Preferred Stock shall be surrendered for partial conversion, the Company shall, at its expense, execute and deliver to or upon the written order of the Holder of the certificate so surrendered a new certificate for the shares of Series B Preferred Stock not converted). In place of the delivery of a replacement certificate following the applicable Conversion Date, the Transfer Agent, upon receipt of the satisfactory evidence and indemnity described in clause (a) above, shall deliver the shares of Common Stock issuable upon conversion of such shares of Series B Preferred Stock formerly evidenced by the physical certificate.

SECTION 18 Taxes.

(a) Withholding. The Company agrees that, provided that a Holder delivers to the Company a properly executed IRS Form W-9 certifying as to the complete exemption from backup withholding of the Holder (or, if the Holder is a disregarded entity for U.S. federal income tax purposes, its regarded owner), under current law the Company (including any paying agent of the Company) shall not be required to, and shall not, deduct or withhold taxes on any payments or deemed payments to any such Holder. In the event that any such Holder fails to deliver to the Company such properly executed IRS Form W-9, the Company reasonably believes that a previously delivered IRS Form W-9 is no longer accurate and/or valid, or there is a change in law that affects the withholding obligations of the Company, the Company and its paying agent shall be entitled to deduct or withhold on all applicable payments made to the relevant Holder in the form of cash such tax amounts as the Company reasonably determines are required to be deducted or withheld therefrom under any provision of applicable law (and, to the extent such amounts are paid to the relevant taxing authority in accordance with applicable law, such amounts will be treated for all purposes of this Certificate of Designations as having been paid to the Person in respect of which such withholding was made); provided, that if the Company determines that an amount is required to be deducted or withheld on any payment with respect to any Holder, the Company shall provide reasonable prior notice to such Holder in writing of its intent to deduct or withhold taxes on such payment and will reasonably cooperate with such Holder in obtaining any available exemption or reduction of such withholding.

(b) Transfer Taxes. The Company shall pay any and all stock transfer, documentary, stamp and similar taxes due upon the issuance of shares of Series B Preferred Stock or the issuance of shares of Common Stock upon conversion of Series B Preferred Stock pursuant hereto. However, in the case of conversion of Series B Preferred Stock, the Company shall not be required to pay any such tax that may be payable in respect of any transfer involved in the issuance or delivery of shares of Series B Preferred Stock or Common Stock to a beneficial owner other than the initial beneficial owner of Series B Preferred Stock, and shall not be required to make any such issuance, delivery or payment unless and until the Person requesting such issuance, delivery or payment has paid to the Company the amount of any such tax or has established, to the satisfaction of the Company, that such tax has been paid or is not payable.

(c) Tax Treatment. It is intended that (i) the Series B Preferred Stock shall not be treated as “preferred stock” for purposes of Section 305 of the Code and the Treasury Regulations promulgated thereunder, and (ii) as a consequence, neither the Annual Dividends nor the Special Dividend accruing on the Series B Preferred Stock nor any difference between the purchase price paid for the Series B Preferred Stock and the Liquidation Preference thereof will, by reason of Section 305(b)(4) of the Code or Treasury Regulations Section 1.305-5, be treated as a distribution of property until paid in cash. The Company and Holders (and their respective affiliates) shall file all tax returns in a manner consistent with the foregoing intended tax treatment and shall not take any tax position that is inconsistent with such intended tax treatment except in connection with, or as required by, any of the following: (w) a change in relevant law occurring after the Original Issuance Date, (x) after the Original Issuance Date, the promulgation of relevant final U.S. Treasury Regulations addressing instruments similar to the Series B Preferred Stock (from and after the effective date of such regulations), (y) an amendment to the terms of this Certificate of Designations or (z) a “determination” within the meaning of section 1313(a) of the Code.

SECTION 19 Notices. All notices referred to herein shall be in writing and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given upon the earlier of receipt thereof or three (3) Business Days after the mailing thereof if sent by registered or certified mail with postage prepaid, or by private courier service addressed: (i) if to the Company, to its office at comScore, Inc., 11950 Democracy Drive, Suite 600, Reston, Virginia 20190 (Attention: Ashley Wright), (ii) if to any Holder, to such Holder at the address of such Holder as listed in the stock record books of the Company (which may include the records of the Transfer Agent) or (iii) to such other address as the Company or any such Holder, as the case may be, shall have designated by notice similarly given.

SECTION 20 Facts Ascertainable. When the terms of this Certificate of Designations refer to a specific agreement or other document to determine the meaning or operation of a provision hereof, the Secretary of the Company shall maintain a copy of such agreement or document at the principal executive offices of the Company and a copy thereof shall be provided free of charge to any Holder who makes a request therefor. The Secretary of the Company shall also maintain a written record of the Issuance Date, the number of shares of Series B Preferred Stock issued to a Holder and the date of each such issuance, and shall furnish such written record free of charge to any Holder who makes a request therefor.

SECTION 21 Waiver. Notwithstanding any provision in this Certificate of Designations to the contrary, any provision contained herein and any right of the Holders of shares of Series B Preferred Stock granted hereunder may be waived as to all shares of Series B Preferred Stock (and the Holders thereof) upon the vote or written consent of the Holders of a majority of the shares of Series B Preferred Stock then outstanding.

SECTION 22 Severability. If any term of the Series B Preferred Stock set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other terms set forth herein which can be given effect without the invalid, unlawful or unenforceable term will, nevertheless, remain in full force and effect, and no term herein set forth will be deemed dependent upon any other such term unless so expressed herein.

SECTION 23 Business Opportunities. To the fullest extent permitted by Section 122(17) of the DGCL (or any successor provision) and except as may be otherwise expressly agreed in writing by the Company and the Investor Parties, the Company, on behalf of itself and its Subsidiaries, renounces any interest or expectancy of the Company and its Subsidiaries in, or in being offered an opportunity to participate in, business opportunities, that are from time to time presented to the Investor Parties or any of their respective officers, representatives, directors, agents, stockholders, members, partners, Affiliates, Subsidiaries (other than the Company and its Subsidiaries), or any of their respective designees on the Company’s Board and/or any of their respective representatives who, from time to time, may act as officers of the Company, even if the opportunity is one that the Company or its Subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so, and no such person shall be liable to the Company or any of its Subsidiaries for breach of any fiduciary or other duty, as a director or officer or otherwise, by reason of the fact that such person pursues or acquires such business opportunity, directs such business opportunity to another person or fails to present such business opportunity, or information regarding such business opportunity, to the Company or its Subsidiaries unless such business opportunity is disclosed to the applicable director or officer in his or her capacity as such. Any Person purchasing or otherwise acquiring any interest in any shares of Capital Stock of the Company shall be deemed to have notice of and consented to the provisions of this Section 23. Neither the alteration, amendment or repeal of this Section 23, nor the adoption of any provision of the Certificate of Incorporation or this Certificate of Designations inconsistent with this Section 23, nor, to the fullest extent permitted by Delaware law, any modification of law, shall eliminate or reduce the effect of this Section 23 in respect of any business opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for this Section 23, would accrue or arise, prior to such alteration, amendment, repeal, adoption or modification. If any provision or provisions of this Section 23 shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (a) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Section 23 (including, without limitation, each portion of any paragraph of this Section 23 containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Section 23 (including, without limitation, each such portion of any paragraph of this Section 23 containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Company to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Company to the fullest extent permitted by law. This Section 23 shall not limit any protections or defenses available to, or indemnification or advancement rights of, any director, officer, employee or agent of the Company under the Certificate of Incorporation, the Bylaws, any other agreement between the Company and such director, officer, employee or agent or applicable law.

SECTION 24 Rule 144A Information. The Company will, during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, furnish to Holders and prospective investors, upon request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act of 1933, as amended.

SECTION 25 Antitrust Filing. If, in connection with the exercise of the rights of any Holder or the Company pursuant to, or the applicability of any terms of, this Certificate of Designations or the Stockholders Agreement, a filing is required pursuant to any applicable Antitrust Laws, then the Company, on the one hand, and the applicable Holder, on the other hand, shall, at the request of the Holder, (a) as promptly as practicable, make, or cause or be made, all filings and submissions required under applicable Antitrust Laws, and (b) use their commercially reasonable efforts to obtain, or cause to be obtained, approval of the transaction associated with the filing or the termination or expiration of the applicable waiting period (“Antitrust Approval”), and notwithstanding anything to the contrary in this Certificate of Designations or the Stockholders Agreement, the rights so exercised (or other action taken by the application of the terms thereof) shall be contingent upon, and subject to, the receipt of any required Antitrust Approval (as determined by the Holder) and such rights (or other action taken by the application of the terms thereof) shall be delayed until such Antitrust Approval is received; provided that (i) with respect to any such filing resulting from the exercise of a Holder’s rights under this Certificate of Designations or the Stockholders Agreement, any filing or submission fees required under applicable Antitrust Laws shall be paid by such Holder and (ii) with respect to any such filing resulting from the exercise of the Company’s rights under this Certificate of Designations or the Stockholders Agreement (or other action taken by the application of the terms thereof), any filing or submission fees required under applicable Antitrust Laws shall be paid by the Company.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Certificate of Designations to be executed this [___] day of [___], 2021.

COMSCORE, INC.

By:
Name:
Title:

[Signature Page to Certificate of Designations]

EXHIBIT A

CONVERSION NOTICE

Reference is made to the Certificate of Designations of Series B Convertible Preferred Stock, par value $0.001, of comScore, Inc. (the “Certificate of Designations”). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”), of comScore, Inc., a Delaware corporation (the “Company”), indicated below into shares of Common Stock, par value $0.001 per share (the “Common Stock”), of the Company, [as of the date specified below // upon // immediately prior to[, and subject to the occurrence of,] [•]].

Date of Conversion (if applicable): ___________________________________________

Number of shares of Series B Preferred Stock to be converted: _____________________

Share certificate no(s). of Series B Preferred Stock to be converted: _________________

Tax ID Number (if applicable): ______________________________________________

Please confirm the following information:

Conversion Rate: _________________________________________________________

Number of shares of Common Stock to be issued: _______________________________

Please issue the shares of Common Stock into which the shares of Series B Preferred Stock are being converted in the following name and to the following address:

Issue to: _________________________________________

Address: _________________________________________

Telephone Number: ________________________________

Email: __________________________________________

Authorization: ____________________________________

By: _____________________________________________

Title: ____________________________________________

Dated: ___________________________________________

Account Number (if electronic book entry transfer): _____________________________

Transaction Code Number (if electronic book entry transfer): ______________________

Payment Instructions for cash payment in lieu of fractional shares:

Exhibit A to Certificate of Designations]

EXHIBIT C

FORM OF REGISTRATION RIGHTS AGREEMENT

[See Attached]

Exhibit C

Final Version

REGISTRATION RIGHTS AGREEMENT

by and among

COMSCORE, INC.

and

THE PURCHASERS PARTY HERETO

Dated as of [•], 2021

ARTICLE I

RESALE SHELF REGISTRATION

Section 1.1	Resale Shelf Registration Statement	B-133
Section 1.2	Effectiveness Period	B-134
Section 1.3	Subsequent Shelf Registration Statement	B-134
Section 1.4	Supplements and Amendments	B-134
Section 1.5	Subsequent Holder Notice	B-134
Section 1.6	Underwritten Offering	B-135
Section 1.7	Take-Down Notice	B-136
Section 1.8	Piggyback Registration	B-136

ARTICLE II

ADDITIONAL PROVISIONS REGARDING REGISTRATION RIGHTS

Section 2.1	Registration Procedures	B-137
Section 2.2	Suspension	B-141
Section 2.3	Expenses of Registration	B-142
Section 2.4	Information by Holders	B-142
Section 2.5	Rule 144	B-143
Section 2.6	Purchasers Holdback Agreement	B-143

ARTICLE III

INDEMNIFICATION

Section 3.1	Indemnification by Company	B-144
Section 3.2	Indemnification by Holders	B-145
Section 3.3	Notification	B-146
Section 3.4	Contribution	B-146

ARTICLE IV

TRANSFER AND TERMINATION OF REGISTRATION RIGHTS

Section 4.1	Transfer of Registration Rights	B-147
Section 4.2	Termination of Registration Rights	B-147

ARTICLE V

MISCELLANEOUS

Section 5.1	Amendments and Waivers	B-147
Section 5.2	Extension of Time, Waiver	B-148

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of [•], 2021, by and among COMSCORE, INC., a Delaware corporation (the “Company”), and the undersigned purchasers (together with their successors and assigns, each, a “Purchaser” and collectively, the “Purchasers”). Capitalized terms used but not defined elsewhere herein are defined in Exhibit A. The Purchasers and any other party that may become a party hereto pursuant to Section 4.1 are referred to collectively as the “Holders” and individually each as a “Holder”.

RECITALS

WHEREAS, the Company and the Purchasers have previously entered into those certain separate Series B Convertible Preferred Stock Purchase Agreements, dated as of January [•], 2021 (as may be amended from time to time in accordance with the terms thereof, collectively, the “Purchase Agreements”), by and between the Company and each of the Purchasers, pursuant to which, among other things, upon the terms and subject to the conditions set forth therein, at the closing of the transactions contemplated by the Purchase Agreements, the Company will issue and sell to each of the Purchasers, and the Purchasers will purchase from the Company, certain shares of the Series B Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Series B Preferred Stock”), which Series B Preferred Stock will be convertible into shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) in accordance with the terms of the Certificate of Designations;

WHEREAS, as a condition to the obligations of the Company and the Purchasers under the Purchase Agreements, the Company and the Purchasers are entering into this Agreement for the purpose of granting certain registration and other rights to the Holders.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

ARTICLE I

RESALE SHELF REGISTRATION

Section 1.1 Resale Shelf Registration Statement. Subject to the other applicable provisions of this Agreement, the Company shall use its reasonable best efforts to prepare and file within 120 days after the date hereof, a registration statement covering the sale or distribution from time to time by the Holders, on a delayed or continuous basis pursuant to Rule 415 of the Securities Act, of all of the Registrable Securities on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, then such registration shall be on another appropriate form and shall provide for the registration of such Registrable Securities for resale by the Holders in accordance with any reasonable method of distribution elected by the Purchasers) (the “Resale Shelf Registration Statement”), and if the Company is a WKSI as of the filing date, the Resale Shelf Registration Statement shall consist of an Automatic Shelf Registration Statement, or a prospectus supplement to an effective Automatic Shelf Registration Statement, that shall become effective upon filing with the SEC pursuant to Rule 462(e). If the Resale Shelf Registration Statement is not an Automatic Shelf Registration Statement, then the Company shall use its reasonable best efforts to cause such Resale Shelf Registration Statement to be declared effective by the SEC as promptly as is reasonably practicable after the filing thereof.

Section 1.2 Effectiveness Period. Once declared effective, the Company shall, subject to the other applicable provisions of this Agreement, use its reasonable best efforts to cause the Resale Shelf Registration Statement to be continuously effective and usable until such time as there are no longer any Registrable Securities (the “Effectiveness Period”).

Section 1.3 Subsequent Shelf Registration Statement. If any Shelf Registration Statement ceases to be effective under the Securities Act for any reason at any time during the Effectiveness Period, the Company shall use its reasonable best efforts to as promptly as is reasonably practicable cause such Shelf Registration Statement to again become effective under the Securities Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of such Shelf Registration Statement), and shall use its reasonable best efforts to as promptly as is reasonably practicable amend such Shelf Registration Statement in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf Registration Statement or file an additional registration statement (a “Subsequent Shelf Registration Statement”) for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by the Holders thereof of all securities that are Registrable Securities as of the time of such filing. If a Subsequent Shelf Registration Statement is filed, the Company shall use its reasonable best efforts to (a) cause such Subsequent Shelf Registration Statement to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof (it being agreed that if the Company is a WKSI as of the filing date, the Subsequent Shelf Registration Statement shall be an Automatic Shelf Registration Statement, or a prospectus supplement to an effective Automatic Shelf Registration Statement, that shall become effective upon filing with the SEC pursuant to Rule 462(e)) and (b) keep such Subsequent Shelf Registration Statement continuously effective and usable until the end of the Effectiveness Period. Any such Subsequent Shelf Registration Statement shall be a registration statement on Form S-3 to the extent that the Company is eligible to use such form. Otherwise, such Subsequent Shelf Registration Statement shall be on another appropriate form and shall provide for the registration of such Registrable Securities for resale by the Holders in accordance with any reasonable method of distribution elected by the Purchasers.

Section 1.4 Supplements and Amendments. The Company shall supplement and amend any Shelf Registration Statement if required by the Securities Act or the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement.

Section 1.5 Subsequent Holder Notice. If a Person entitled to the benefits of this Agreement becomes a Holder after a Shelf Registration Statement becomes effective under the Securities Act, the Company shall, as promptly as is reasonably practicable following delivery of written notice to the Company of such Person becoming a Holder and requesting for its name to be included as a selling securityholder in the prospectus related to the Shelf Registration Statement (a “Subsequent Holder Notice”):

(a) if required and permitted by applicable law, file with the SEC a supplement to the related prospectus or a post-effective amendment to the Shelf Registration Statement so that such Holder is named as a selling securityholder in the Shelf Registration Statement and the related prospectus in such a manner as to permit such Holder to deliver a prospectus to purchasers of the Registrable Securities in accordance with applicable law; provided, however, that the Company shall not be required to file more than one post-effective amendment or a supplement to the related prospectus for such purpose in any 30-day period;

(b) if, pursuant to Section 1.5(a), the Company shall have filed a post-effective amendment to the Shelf Registration Statement that is not automatically effective, use its reasonable best efforts to cause such post-effective amendment to become effective under the Securities Act as promptly as is reasonably practicable; and

(c) notify such Holder as promptly as is reasonably practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 1.5(a).

Section 1.6 Underwritten Offering.

(a) Subject to any applicable restrictions on transfer in the Stockholders Agreement or otherwise, one or more Holders of Registrable Securities may, after the Resale Shelf Registration Statement becomes effective, deliver a written notice to the Company (the “Underwritten Offering Notice”) specifying that the sale of some or all of the Registrable Securities subject to such Resale Shelf Registration Statement, is intended to be conducted through an underwritten offering or an underwritten block trade or bought deal; provided, however, that the Holders may not, without the Company’s prior written consent, (i) launch an underwritten offering or underwritten block trade or bought deal the anticipated gross proceeds of which shall be less than $25,000,000 (unless the Holder, collectively with all of its Affiliates, is proposing to sell all of their remaining Registrable Securities), (ii) launch more than three underwritten offerings or underwritten block trades or bought deals at the request of the Holders within any 365-day period or (iii) launch an underwritten offering or underwritten block trade or bought deal within the period (a “Quarterly Blackout Period”) commencing on the seventh calendar day of the third month of each fiscal quarter and ending at the start of the second full trading day following the date of public disclosure of the financial results for that fiscal quarter (such qualifying underwritten offering or underwritten block trade or bought deal, an “Underwritten Offering”).

(b) In the event of an Underwritten Offering, the Holder(s) delivering the Underwritten Offering Notice shall select the managing underwriter(s) to administer the Underwritten Offering; provided that the choice of such managing underwriter(s) shall be subject to the consent of the Company, which shall not be unreasonably withheld. In making the determination to consent to the Holder or Holders’, as applicable, choice of managing underwriter(s), the Company may take into account its business and strategic interests. The Company and the Holders participating in an Underwritten Offering will enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such offering.

(c) Upon receipt of an Underwritten Offering Notice (which, in the case of an Underwritten Offering that is an underwritten block trade or bought deal, shall be received by the Company not less than two Business Days prior to the day such offering is first anticipated to commence), the Company shall promptly deliver to each other Holder written notice thereof and if, within three Business Days after the date of the delivery of such notice (or one Business Day in the case of an Underwritten Offering that is an underwritten block trade or bought deal), a Holder shall so request in writing, the Company shall as expeditiously as possible use its reasonable best efforts to facilitate such Underwritten Offering (which, in the case of an Underwritten Offering that is an underwritten block trade or bought deal, close as early as two Business Days after the date it commences) include in such Underwritten Offering all or any part of such Holder’s Registrable Securities as such Holder requests to be registered, subject to Section 1.6(d).

(d) The Company will not include in any Underwritten Offering pursuant to this Section 1.6 any securities that are not Registrable Securities (other than the WPP Securities) without the prior written consent of the Holder(s) participating in such Underwritten Offering. If the managing underwriter or underwriters advise the Company and such Holder(s) in writing that in its or their good faith opinion the number of Registrable Securities (and, if permitted hereunder, other securities requested to be included in such offering) exceeds the number of securities which can be sold in such offering in light of market conditions or is such so as to adversely affect the success of such offering, the Company will include in such offering only such number of securities that can be sold without adversely affecting the marketability of the offering, which securities will be so included in the following order of priority: (i) first, the Registrable Securities of the Holders that have requested to participate in such Underwritten Offering, allocated pro rata among such Holders on the basis of their respective then-owned Registrable Securities, and (ii) second, any other securities of the Company that have been requested to be so included (including any WPP Securities, to the extent applicable).

Section 1.7 Take-Down Notice. Subject to the other applicable provisions of this Agreement, including the limitations and requirements in Section 1.6 regarding Underwritten Offerings, at any time that any Shelf Registration Statement is effective, if a Holder delivers a notice to the Company (a “Take- Down Notice”) stating that it intends to effect a sale or distribution of all or part of its Registrable Securities included by it on any Shelf Registration Statement (a “Shelf Offering”) and stating the number of the Registrable Securities to be included in such Shelf Offering, then the Company shall amend, subject to the other applicable provisions of this Agreement, or supplement the Shelf Registration Statement as may be necessary in order to enable such Registrable Securities to be sold and distributed pursuant to the Shelf Offering.

Section 1.8 Piggyback Registration.

(a) If the Company proposes to file a registration statement under the Securities Act with respect to an offering of Common Stock or securities convertible into, or exchangeable or exercisable for, Common Stock, whether or not for sale for its own account (other than a registration statement (i) on Form S-4, Form S-8 or any successor forms thereto or (ii) filed to effectuate an exchange offer or any employee benefit or dividend reinvestment plan), then the Company shall give prompt written notice of such filing, which notice shall be given, to the extent reasonably practicable, no later than seven Business Days prior to the filing date (the “Piggyback Notice”) to the Holders. The Piggyback Notice shall offer such Holders the opportunity to include (or cause to be included) in such registration statement the number of shares of Registrable Securities as each such Holder may request (each, a “Piggyback Registration Statement”). Subject to Section 1.8(b), the Company shall include in each Piggyback Registration Statement all

Registrable Securities with respect to which the Company has received written requests for inclusion therein (each, a “Piggyback Request”) within five Business Days after the date of the Piggyback Notice but in any event not later than two Business Day prior to the filing date of a Piggyback Registration Statement. The Company shall not be required to maintain the effectiveness of a Piggyback Registration Statement beyond the earlier of (x) 180 days after the effective date thereof and (y) consummation of the distribution by the Holders of the Registrable Securities included in such registration statement. The Company may postpone or withdraw a Piggyback Registration Statement at any time prior to effectiveness of such Piggyback Registration Statement without incurring any liability to the Holders.

(b) Subject to any applicable restrictions on transfer in the Stockholders Agreement, if any of the securities to be registered pursuant to the registration giving rise to the rights under this Section 1.8 are to be sold in an underwritten offering, the Company shall use reasonable best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit Holders who have timely submitted a Piggyback Request in connection with such offering to include in such offering all Registrable Securities included in each Holder’s Piggyback Request on the same terms and subject to the same conditions as any other shares of capital stock, if any, of the Company included in the offering. Notwithstanding the foregoing, if the managing underwriter or underwriters of such underwritten offering advise the Company in writing that in its or their good faith opinion the number of securities exceeds the number of securities which can be sold in such offering in light of market conditions or is such so as to adversely affect the success of such offering, the Company will include in such offering only such number of securities that can be sold without adversely affecting the marketability of the offering, which securities will be so included in the following order of priority: (i) first, the securities proposed to be sold by the Company for its own account; (ii) second, the Registrable Securities of the Holders that have requested to participate in such underwritten offering and any other persons with piggyback registration rights who have the right to participate and that have requested to participate in such offering, allocated pro rata among such selling holders on the basis of their respective then-owned registrable securities; and (iii) third, any other securities of the Company that have been requested to be included in such offering, allocated pro rata among such holders on the basis of the percentage of securities then held by such holders; provided that Holders may, prior to the earlier of (a) the effectiveness of the registration statement and (b) the time at which the offering price or underwriter’s discount is determined with the managing underwriter or underwriters, withdraw their request to be included in such registration pursuant to this Section 1.8.

ARTICLE II

ADDITIONAL PROVISIONS REGARDING REGISTRATION RIGHTS

Section 2.1 Registration Procedures. Subject to the other applicable provisions of this Agreement, in the case of each registration of Registrable Securities effected by the Company pursuant to Article I, the Company will:

(a) prepare and as promptly as reasonably practicable file with the SEC a registration statement with respect to such securities and use reasonable best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby, in accordance with the applicable provisions of this Agreement;

(b) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and (i) use reasonable efforts to cause such filings not to contain any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (ii) comply with the provisions of the Securities Act and the rules and regulations of the SEC with respect to the disposition of all securities covered by such registration statement in accordance with the Holders’ intended methods of distribution set forth in such registration statement for such period;

(c) furnish to the Holders and their respective counsel copies of the registration statement and the prospectus included therein (including each preliminary prospectus) proposed to be filed and provide such Holders with a reasonable opportunity to review and comment on such registration statement;

(d) if requested by the managing underwriter or underwriters, if any, or the Holder(s), promptly include in any prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters, if any, or the Holder(s) may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such prospectus supplement or post-effective amendment as soon as reasonably practicable after the Company has received such request; provided, however, that the Company shall not be required to take any actions under this Section 2.1(d) that are not, in the opinion of counsel for the Company, in compliance with applicable law;

(e) in the event that the Registrable Securities are being offered in an Underwritten Offering, furnish to the Holder(s) participating in such Underwritten Offering and their respective counsel and to the underwriters of the securities being registered and their respective counsel such reasonable number of copies of the registration statement, preliminary prospectus and final prospectus as such Holder(s) or such underwriters may reasonably request in order to facilitate the public offering or other disposition of such securities;

(f) as promptly as reasonably practicable notify the Holder(s) at any time when a prospectus relating thereto is required to be delivered under the Securities Act or of the Company’s discovery of the occurrence of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing (which, for the avoidance of doubt, shall commence a Suspension Period), and, subject to Section 2.2, as promptly as is reasonably practicable, prepare and file with the SEC a supplement or post-effective amendment to such registration statement or the related prospectus or any document incorporated therein by reference or file any other required document and at the request of any Holder, furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the Holder of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

(g) use reasonable best efforts to register and qualify (or exempt from such registration or qualification) the securities covered by such registration statement under such other securities or “blue sky” laws of such jurisdictions within the United States as shall be reasonably requested in writing by any Holder; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdictions where it would not otherwise be required to qualify but for this subsection or (ii) take any action that would subject it to general service of process in any such jurisdictions;

(h) in the event that the Registrable Securities are being offered in a public offering, enter into an underwriting agreement, a placement agreement or equivalent agreement customary for a transaction of that nature, in each case in accordance with the applicable provisions of this Agreement, and take all such other actions reasonably requested by the Holders of the Registrable Securities being sold in connection therewith (including any reasonable actions requested by the managing underwriters, if any) to facilitate the disposition of such Registrable Securities, and in such connection, (i) the underwriting agreement shall contain indemnification provisions and procedures substantially to the effect set forth in Article III hereof with respect to all parties to be indemnified pursuant to Article III except as otherwise agreed by the Holders and (ii) deliver such other documents and certificates as may be reasonably requested by the managing underwriters;

(i) in connection with an Underwritten Offering, the Company shall cause its officers to use their reasonable best efforts to support the marketing of the Registrable Securities covered by such offering (including participation in “road shows” or other similar marketing efforts) to the extent reasonably necessary, in the view of the managing underwriter(s), to support the proposed sale of Registrable Securities pursuant to such Underwritten Offering;

(j) use reasonable best efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion dated such date of the legal counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, (ii) a “negative assurances letter”, dated such date of the legal counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and (iii) a letter dated such date from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, such letter to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings;

(k) use reasonable best efforts to list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock is then listed;

(l) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(m) in connection with a customary due diligence review, make available for inspection by the Holders, any underwriter participating in any such disposition of Registrable Securities, if any, and any counsel or accountants retained by the Holders or underwriter (collectively, the “Offering Persons”), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information and participate in customary due diligence sessions in each case reasonably requested by any such representative, underwriter, counsel or accountant in connection with such Registration Statement; provided, however, that any information that is not generally publicly available at the time of delivery of such information shall be kept confidential by such Offering Persons unless (i) disclosure of such information is required by court or administrative order or in connection with an audit or examination by, or a blanket document request from, a regulatory or self-regulatory authority, bank examiner or auditor, (ii) disclosure of such information, in the reasonable judgment of the Offering Persons, is required by law or applicable legal process (including in connection with the offer and sale of securities pursuant to the rules and regulations of the SEC), (iii) such information is or becomes generally available to the public other than as a result of a non-permitted disclosure or failure to safeguard by such Offering Persons in violation of this Agreement or (iv) such information (A) was known to such Offering Persons (prior to its disclosure by the Company) from a source other than the Company when such source, to the knowledge of the Offering Persons, was not bound by any contractual, legal or fiduciary obligation of confidentiality to the Company with respect to such information, (B) becomes available to the Offering Persons from a source other than the Company when such source, to the knowledge of the Offering Persons, is not bound by any contractual, legal or fiduciary obligation of confidentiality to the Company with respect to such information or (C) was developed independently by the Offering Persons or their respective representatives without the use of, or reliance on, information provided by the Company. In the case of a proposed disclosure pursuant to (i) or (ii) above, such Person shall be required to give the Company written notice of the proposed disclosure prior to such disclosure (except in the case of (ii) above when a proposed disclosure was or is to be made in connection with a registration statement or prospectus under this Agreement and except in the case of clause (i) above when a proposed disclosure is in connection with a routine audit or examination by, or a blanket document request from, a regulatory or self-regulatory authority, bank examiner or auditor);

(n) cooperate with each Holder and each underwriter or agent participating in the disposition of Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA, including the use of reasonable best efforts to obtain FINRA’s pre-clearance or pre-approval of the registration statement and applicable prospectus upon filing with the SEC;

(o) as promptly as is reasonably practicable notify the Holder(s) (i) when the prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or other federal or state governmental authority for amendments or supplements to such registration statement or related prospectus or to amend or to supplement such prospectus or for additional information, (iii) of the issuance by the SEC or any state securities authority of any stop order, injunction or other order or requirement suspending the effectiveness of such registration statement or the initiation of any proceedings for such purpose (which, for the avoidance of doubt, shall commence a Suspension Period), (iv) if at any time the Company has reason to believe that the representations and warranties of the Company contained in any agreement contemplated by Section 2.1(h) relating to any applicable offering cease to be true and correct or (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and

(p) promptly furnish counsel for each underwriter, if any, and for the Holder(s) and their respective counsel copies of any correspondence with the SEC or any state securities authority relating to the registration statement or prospectus (for the avoidance of doubt, including, but not limited to, any comment letters received from the SEC or any state securities authority).

The Holders agree that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.1(f), Section 2.1(o)(ii) or Section 2.1(o)(iii), the Holders shall discontinue disposition of any Registrable Securities covered by such registration statement or the related prospectus until receipt of the copies of the supplemented or amended prospectus, which supplement or amendment shall, subject to the other applicable provisions of this Agreement, be prepared and furnished as soon as reasonably practicable, or until the Holders are advised in writing by the Company that the use of the applicable prospectus may be resumed, and have received copies of any amended or supplemented prospectus or any additional or supplemental filings which are incorporated, or deemed to be incorporated, by reference in such prospectus (such period during which disposition is discontinued being an “Interruption Period”) and, if requested by the Company, the Holders shall use reasonable best efforts to return, and cause the Holders to return, to the Company all copies then in their possession, of the prospectus covering such Registrable Securities at the time of receipt of such request. As soon as practicable after the Company has determined that the use of the applicable prospectus may be resumed, the Company will notify the Holders thereof. In the event the Company invokes an Interruption Period hereunder and in the sole discretion of the Company the need for the Company to continue the Interruption Period ceases for any reason, the Company shall, as soon as reasonably practicable, provide written notice to the Holders that such Interruption Period is no longer applicable.

Section 2.2 Suspension. The Company shall be entitled, on two occasions during any 12-month period, for a period of time not to exceed an aggregate of 75 days during any 12-month period (any such period a “Suspension Period”), to (x) postpone or defer any registration of Registrable Securities and shall have the right not to file and not to cause the effectiveness of any registration covering any Registrable Securities, (y) suspend the use of any prospectus and registration statement covering any Registrable Securities and (z) require the Holders to suspend any offerings or sales of Registrable Securities pursuant to a registration statement, if the Company delivers to the Holders a certificate signed by an executive officer certifying that such registration and offering would (i) require the Company to make an Adverse Disclosure or (ii) materially interfere with any bona fide material financing, acquisition, disposition or other similar transaction involving the Company or any of its subsidiaries then under consideration. Such certificate shall contain a statement of the reasons for such suspension and an approximation of the anticipated length of such suspension. The Holders shall keep the information contained in such certificate confidential subject to the same terms set forth in Section 2.1(m). If the Company defers any registration of Registrable Securities in response to an Underwritten Offering Notice or requires the Holder(s) to suspend any Underwritten Offering, such Holder(s) shall be entitled to withdraw such Underwritten Offering Notice and if it does so, such request shall not be treated for any purpose as the delivery of an Underwritten Offering Notice pursuant to Section 1.6.

Section 2.3 Expenses of Registration. All Registration Expenses incurred in connection with any registration or offering pursuant to Article I shall be borne by the Company. All Selling Expenses relating to securities registered on behalf of the Holders shall be borne, pro rata, by the Holders included in such registration.

Section 2.4 Information by Holders. The Holder or Holders included in any registration shall, and the Purchasers shall cause such Holder or Holders to, furnish to the Company such information regarding such Holder or Holders and their Affiliates, the Registrable Securities held by them and the distribution proposed by such Holder or Holders and their Affiliates as the Company or its representatives may reasonably request and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement. It is understood and agreed that the obligations of the Company under Article I are conditioned on the timely provisions of the foregoing information by such Holder or Holders and, without limitation of the foregoing, will be conditioned on compliance by such Holder or Holders with the following:

(a) such Holder or Holders will, and will cause their respective Affiliates to, cooperate with the Company in connection with the preparation of the applicable registration statement and prospectus and, for so long as the Company is obligated to keep such registration statement effective, such Holder or Holders will and will cause their respective Affiliates to, provide to the Company, in writing and in a timely manner, for use in such registration statement (and expressly identified in writing as such), all information regarding themselves and their respective Affiliates and such other information as may be required by applicable law to enable the Company to prepare or amend such registration statement, any related prospectus and any other documents related to such offering covering the applicable Registrable Securities owned by such Holder or Holders and to maintain the currency and effectiveness thereof;

(b) during such time as such Holder or Holders and their respective Affiliates may be engaged in a distribution of the Registrable Securities, such Holder or Holders will, and they will cause their Affiliates to, comply with all laws applicable to such distribution, including Regulation M promulgated under the Exchange Act, and, to the extent required by such laws, will, and will cause their Affiliates to, among other things (i) not engage in any stabilization activity in connection with the securities of the Company in contravention of such laws; (ii) distribute the Registrable Securities acquired by them solely in the manner described in the applicable registration statement and (iii) if required by applicable law, cause to be furnished to each agent or broker-dealer to or through whom such Registrable Securities may be offered, or to the offeree if an offer is made directly by such Holder or Holders or their respective Affiliates, such copies of the applicable prospectus (as amended and supplemented to such date) and documents incorporated by reference therein as may be required by such agent, broker-dealer or offeree;

(c) such Holder or Holders shall, and they shall cause their respective Affiliates to, (i) permit the Company and its representatives to examine such documents and records and will supply in a timely manner any information as they may be reasonably requested to provide in connection with the offering or other distribution of Registrable Securities by such Holder or Holders and (ii) execute, deliver and perform under any agreements and instruments reasonably requested by the Company or its representatives to effectuate such registered offering, including opinions of counsel and questionnaires; and

(d) on receipt of any notice from the Company of the occurrence of any of the events specified in Section 2.1(f) or clauses (i) or (ii) of Section 2.1(o), or that otherwise requires the suspension by such Holder or Holders and their respective Affiliates of the offering, sale or distribution of any of the Registrable Securities owned by such Holder or Holders, such Holders shall, and they shall cause their respective Affiliates to, cease offering, selling or distributing the Registrable Securities owned by such Holder or Holders until the offering, sale and distribution of the Registrable Securities owned by such Holder or Holders may recommence in accordance with the terms hereof and applicable law.

Section 2.5 Rule 144.

(a) With a view to making available the benefits of Rule 144 to the Holders, the Company agrees that, for so long as a Holder owns Registrable Securities, the Company will use its reasonable best efforts to:

(i) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the date of this Agreement;

(ii) file with the SEC in a timely manner all reports and other documents required of the Company to be filed under the Securities Act and the Exchange Act;

(iii) so long as a Holder owns any Restricted Securities, furnish to the Holder upon written request a written statement by the Company as to its compliance with the reporting requirements of the Exchange Act; and

(iv) take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 or any similar rule or regulation hereafter adopted by the SEC.

(b) For as long as a Holder owns Registrable Securities issued or issuable upon conversion thereof, the Company will use reasonable best efforts to take such further necessary action as any holder of Registrable Securities may reasonably request in connection with the removal of any restrictive legend on the Registrable Securities being sold, all to the extent required from time to time to enable such Holder to sell the Restricted Securities to the public without registration under the Securities Act within the limitations of the exemption provided by Rule 144.

Section 2.6 Purchasers Holdback Agreement. If during the Effectiveness Period, the Company shall file a registration statement (other than in connection with the registration of securities issuable pursuant to an employee stock option, stock purchase or similar plan or pursuant to a merger, exchange offer or a transaction of the type specified in Rule 145(a) under the Securities Act) with respect to an underwritten public offering of Common Stock or securities convertible into, or exchangeable or exercisable for, such securities or otherwise informs the Purchasers that it intends to conduct such an offering utilizing an effective registration statement and provides each Holder the opportunity to participate in such offering in accordance with and to the extent required by Section 1.7, each Holder shall for so long as such Holder together with its respective Affiliates beneficially owns, on an as converted basis (as defined in the Certificate of Designations) greater than 5% of the then outstanding Common Stock or has a right to nominate a director to the

Company Board (as defined in the Purchase Agreements), if requested by the managing underwriter or underwriters, enter into a customary “lock-up” agreement relating to the sale, offering or distribution of Registrable Securities, in the form reasonably requested by the managing underwriter or underwriters, covering the period commencing on the date of the prospectus pursuant to which such offering may be made and continuing until the earlier of 90 days from the date of such prospectus and the date on which the Company’s “lock-up” agreement with the underwriters in connection with the offering expires; provided that nothing herein will prevent (i) any Holder that is a partnership or corporation from making a transfer to an Affiliate that is otherwise in compliance with applicable securities laws, (ii) any pledge of Registrable Securities by a Holder in connection with a Permitted Loan (as defined in the Stockholders Agreement) or (iii) any foreclosure in connection with a Permitted Loan (as defined in the Stockholders Agreement) or transfer in lieu of a foreclosure thereunder, in each case that is otherwise in compliance with applicable securities laws. Notwithstanding the foregoing, any discretionary waiver or termination of this holdback provision by such underwriters with respect to any of the Holders shall apply to the other Holders as well, pro rata based upon the number of Registrable Securities subject to such obligations.

ARTICLE III

INDEMNIFICATION

Section 3.1 Indemnification by Company. To the extent permitted by applicable law, the Company will, with respect to any Registrable Securities covered by a registration statement or prospectus, or as to which registration, qualification or compliance under applicable “blue sky” laws has been effected pursuant to this Agreement, indemnify and hold harmless each Holder, each Holder’s current and former officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees, and each Person controlling such Holder within the meaning of Section 15 of the Securities Act and such Holder’s current and former officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees, and each underwriter thereof, if any, and each Person who controls any such underwriter within the meaning of Section 15 of the Securities Act (collectively, the “Company Indemnified Parties”), from and against any and all expenses, claims, losses, damages, costs (including costs of preparation and reasonable and documented attorney’s fees and any legal or other documented fees or expenses actually incurred by such party in connection with any investigation or proceeding), judgments, fines, penalties, charges, amounts paid in settlement and other liabilities, joint or several, (or actions in respect thereof) (collectively, “Losses”) to the extent arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, preliminary prospectus, offering circular, “issuer free writing prospectus” (as such term is defined in Rule 433 under the Securities Act) or other document, in each case related to such registration statement, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rules or regulations thereunder applicable to the Company in connection with any registration or offering hereunder and (without limiting the preceding portions of this Section 3.1), the Company will reimburse each of the Company Indemnified Parties for any reasonable and documented out-of-pocket legal expenses and any other reasonable and documented out-of-pocket expenses actually incurred in connection with investigating, defending or, subject to the last sentence of this Section 3.1, settling any such Losses or action, as such expenses are incurred; provided that the Company’s indemnification obligations shall not apply to amounts paid in settlement of any Losses or action if such settlement is effected without the prior written consent of the Company (which consent shall not be unreasonably withheld or delayed), nor shall the Company be liable to a Holder in any such case for any such Losses or action to the extent that it arises out of or is based upon a violation or alleged violation of any state or federal law (including any claim arising out of or based on any untrue statement or alleged untrue statement or omission or alleged omission in the registration statement or prospectus) which occurs in reliance upon and in conformity with written information regarding such Holder furnished to the Company by such Holder or its authorized representatives expressly for use in connection with such registration by or on behalf of any Holder.

Section 3.2 Indemnification by Holders. To the extent permitted by applicable law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which registration or qualification or compliance under applicable “blue sky” laws is being effected, indemnify, severally and not jointly with any other Holders, the Company, each of its representatives and Affiliates and each underwriter thereof, and each Person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act (collectively, the “Holder Indemnified Parties”), against all Losses (or actions in respect thereof) to the extent arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, preliminary prospectus, offering circular, “issuer free writing prospectus” or other document, in each case related to such registration statement, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or and will reimburse each of the Holder Indemnified Parties for any reasonable and documented out-of-pocket legal expenses and any other reasonable and documented out-of-pocket expenses actually incurred in connection with investigating, defending or, subject to the last sentence of this Section 3.2, settling any such Losses or action, as such expenses are incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, “issuer free writing prospectus” or other document in reliance upon and in conformity with written information regarding such Holder furnished to the Company by such Holder or its authorized representatives and stated to be specifically for use therein; provided, however, that in no event shall any indemnity under this Section 3.2 payable by any of the Purchasers and any Holder exceed an amount equal to the net proceeds (after deducting Selling Expenses) actually received by such Holder in respect of the Registrable Securities sold pursuant to the registration statement. The indemnity agreement contained in this Section 3.2 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the prior written consent of the applicable Holder (which consent shall not be unreasonably withheld or delayed).

Section 3.3 Notification. If any Person shall be entitled to indemnification under this Article III (each, an “Indemnified Party”), such Indemnified Party shall give prompt notice to the party required to provide indemnification (each, an “Indemnifying Party”) of any claim or of the commencement of any proceeding as to which indemnity is sought. The Indemnifying Party shall have the right, exercisable by giving written notice to the Indemnified Party as promptly as reasonably practicable after the receipt of written notice from such Indemnified Party of such claim or proceeding, to, unless in the Indemnified Party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, assume, at the Indemnifying Party’s expense, the defense of any such claim or litigation, with counsel reasonably satisfactory to the Indemnified Party and, after notice from the Indemnifying Party to such Indemnified Party of its election to assume the defense thereof, the Indemnifying Party will not (so long as it shall continue to have the right to defend, contest, litigate and settle the matter in question in accordance with this paragraph) be liable to such Indemnified Party hereunder for any legal expenses and other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof; provided, however, that an Indemnified Party shall have the right to employ separate counsel in any such claim or litigation, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless the Indemnifying Party (i) agrees to pay such fees and expenses or (ii) shall have failed within a reasonable period of time to assume, or in the event of a conflict of interest cannot assume, such defense or shall have failed to employ counsel reasonably satisfactory to such Indemnified Party. The failure of any Indemnified Party to give notice as provided herein shall relieve an Indemnifying Party of its obligations under this Article III only to the extent that the failure to give such notice is materially prejudicial or harmful to such Indemnifying Party’s ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the prior written consent of each Indemnified Party (which consent shall not be unreasonably withheld or delayed), consent to entry of any judgment or enter into any settlement which does not (x) include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all liability in respect to such claim or litigation or (y) involve the imposition of equitable remedies or the imposition of any obligations on the Indemnified Party or adversely affects such Indemnified Party other than as a result of financial obligations for which such Indemnified Party would be entitled to indemnification hereunder. The indemnity agreements contained in this Article III shall not apply to amounts paid in settlement of any claim, loss, damage, liability or action if such settlement is effected without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed. The indemnification set forth in this Article III shall be in addition to any other indemnification rights or agreements that an Indemnified Party may have. An Indemnifying Party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel (together with one local counsel, if appropriate) for all parties indemnified by such Indemnifying Party with respect to such claim, unless in the reasonable judgment of any Indemnified Party a conflict of interest may exist between such Indemnified Party and any other Indemnified Parties with respect to such claim.

Section 3.4 Contribution. If the indemnification provided for in this Article III is held by a court of competent jurisdiction to be unavailable to an Indemnified Party, other than pursuant to its terms, with respect to any Losses or action referred to therein, then, subject to the limitations contained in this Article III, the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses or action in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other, in connection with the actions, statements or omissions that resulted in such Losses or action, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made (or omitted) by, or relates to information supplied by such Indemnifying Party or such Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 3.4 was determined solely upon pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding sentence of this Section 3.4. Notwithstanding the foregoing, the amount any Purchaser or any Holder will be obligated to contribute pursuant to this Section 3.4 will be limited to an amount equal to the net proceeds received by such Purchaser or Holder in respect of the Registrable Securities sold pursuant to the registration statement which gives rise to such obligation to contribute. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

ARTICLE IV

TRANSFER AND TERMINATION OF REGISTRATION RIGHTS

Section 4.1 Transfer of Registration Rights. Any rights to cause the Company to register securities granted to a Holder under this Agreement may be transferred or assigned to any Person in connection with a Transfer (as defined in the Stockholders Agreement) of Series B Preferred Stock or Common Stock, as applicable, (i) permitted under Section 3.1(d) of the Stockholders Agreement or (ii) permitted under Section 3.1(a) of the Stockholders Agreement and, in the case of this clause (ii), representing 5% or more of the outstanding Common Stock on an as-converted basis; provided, however, that (x) prior written notice of such assignment of rights is given to the Company and (y) such transferee agrees in writing to be bound by, and subject to, this Agreement as a “Holder” pursuant to a written instrument in form and substance reasonably acceptable to the Company.

Section 4.2 Termination of Registration Rights. The rights of any particular Holder to cause the Company to register securities under Article I shall terminate with respect to such Holder upon the date upon which such Holder no longer holds any Registrable Securities.

ARTICLE V

MISCELLANEOUS

Section 5.1 Amendments and Waivers. Subject to applicable law and subject to the other provisions of this Agreement, this Agreement may be amended by the parties hereto at any time by execution of an instrument in writing signed on behalf of each of the Purchasers and the Company.

Section 5.2 Extension of Time, Waiver. The parties hereto may, to the extent legally allowed and except as otherwise set forth herein: (a) extend the time for the performance of any of the obligations or other acts of the other parties, as applicable; and (b) subject to the requirements of applicable law, waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver will be valid only if set forth in an instrument in writing signed by such party; provided that any Purchaser may execute such waivers on behalf of any Holder. Any failure or delay in exercising any right, power or privilege pursuant to this Agreement will not constitute a waiver of such right, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

Section 5.3 Assignment. Except as provided in Section 4.1, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of law or otherwise, by any of the parties hereto without the prior written consent of the other parties hereto; provided, further, that if the Company consolidates or merges with or into any Person and the Common Stock or any other Registrable Securities are, in whole or in part, converted into or exchanged for securities of a different issuer, and any Holder would, upon completion of such merger or consolidation, hold Registrable Securities of such issuer, then as a condition to such transaction the Company will cause such issuer to assume all of the Company’s rights and obligations under this Agreement in a written instrument delivered to the Holders.

Section 5.4 Counterparts. This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Any such counterpart, to the extent delivered by fax or .pdf, .tif, .gif, .jpg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

Section 5.5 Entire Agreement; No Third Party Beneficiary. This Agreement and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, including the Purchase Agreements and the Stockholders Agreement, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof. This Agreement is not intended to and shall not confer any rights or remedies upon any person other than the parties hereto, their respective successors and permitted assigns and any Indemnified Party hereunder.

Section 5.6 Governing Law; Jurisdiction.

(a) This Agreement and all actions, proceedings or counterclaims (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of the Purchasers or the Company in the negotiation, administration, performance and enforcement thereof, shall be governed by, and construed in accordance with the laws of the State of Delaware, including its statute of limitations, without giving effect to any choice or conflict of laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

(b) Each of the parties hereto: (i) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any Legal Proceeding arising out of or relating to this Agreement, in accordance with Section 5.9 or in such other manner as may be permitted by applicable law, and nothing in this Section 5.6(b) will affect the right of any party hereto to serve legal process in any other manner permitted by applicable law; (ii) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, solely if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any other state or federal court within the State of Delaware) (the “Chosen Courts”) in the event of any dispute or controversy relating to or arising out of this Agreement; (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (iv) agrees that any Legal Proceeding relating to or arising out of this Agreement will be brought, tried and determined only in the Chosen Courts; (v) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (vi) agrees that it will not bring any Legal Proceeding relating to or arising out of this Agreement in any court other than the Chosen Courts unless the Chosen Courts issue a final judgment determining that such court lacks jurisdiction. Each Purchaser and the Company agrees that a final judgment and any interim relief (whether equitable or otherwise) in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law.

Section 5.7 Specific Enforcement. The parties acknowledge and agree that (a) the parties shall be entitled to an injunction or injunctions, specific performance or other equitable relief to enforce specifically the terms and provisions hereof in the courts described in Section 5.6 without proof of damages or otherwise, this being in addition to any other remedy to which they are entitled under this Agreement and (b) the right of specific enforcement is an integral part of this Agreement and without that right, neither the Company nor the Purchasers would have entered into this Agreement. The parties hereto agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to law or inequitable for any reason, and agree not to assert that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at law. The parties hereto acknowledge and agree that any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 5.7 shall not be required to provide any bond or other security in connection with any such order or injunction.

Section 5.8 Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS

CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTION. EACH PARTY ACKNOWLEDGES AND AGREES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (iii) IT MAKES THIS WAIVER VOLUNTARILY; AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.8.

Section 5.9 Notices. All notices and other communications hereunder must be in writing and will be deemed to have been duly delivered and received hereunder: (a) four Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid; (b) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; or (c) immediately upon delivery by electronic mail or by hand (with a written or electronic confirmation of delivery), in each case to the intended recipient as set forth below:

(a) If to the Company, to it at:

comScore, Inc.

11950 Democracy Drive, Suite 600

Reston, Virginia 20190

Attn:   Ashley Wright

Email: awright@comscore.com

with a copy (which shall not constitute notice) to:

Vinson & Elkins LLP

1114 Avenue of the Americas

32nd Floor

New York, NY 10036

Attn:   John Kupiec

            Lawrence Elbaum

Email: jkupiec@velaw.com

            lelbaum@velaw.com

(b) If to the Holders or the Purchasers:

(i) to Charter Communications Holding Company, LLC at:

Charter Communications Holding Company, LLC

400 Atlantic Street

Stamford, Connecticut 06901

Attn:    Pierre Liduena

            Constance Kovach

Email: Pierre.Liduena@charter.com

            Connie.Kovach@charter.com

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attn:    Michael Brueck

            James Hu

Email: michael.brueck@kirkland.com

            james.hu@kirkland.com

(ii) to Qurate Retail, Inc. at:

Qurate Retail, Inc.

12300 Liberty Boulevard

Englewood, CO 80112

Attn: Renee L. Wilm, Esq.

Email: legalnotices@libertymedia.com

with a copy (which shall not constitute notice) to:

Baker Botts L.L.P.

30 Rockefeller Plaza

44th Floor

New York, NY 10112

Attn:    Samantha Crispin, Esq.

            Nicole Perez, Esq.

Email: Samantha.Crispin@BakerBotts.com

            Nicole.Perez@BakerBotts.com

(iii) to Pine Investor, LLC at:

Cerberus Capital Management, L.P.

875 Third Avenue

New York, NY 10022

Attn:    Alexander Benjamin; Jacob Hansen

Email: ABenjamin@cerberus.com;

            JHansen@cerberusoperations.com

with a copy (which shall not constitute notice) to:

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, NY 10017

Attn: William J. Chudd

Email: william.chudd@davispolk.com

Any notice received at the addressee’s location on any Business Day after 5:00 p.m., addressee’s local time, or on any day that is not a Business Day will be deemed to have been received at 9:00 a.m., addressee’s local time, on the next Business Day. From time to time, any party hereto may provide notice to the other parties hereto of a change in its address or e-mail address through a notice given in accordance with this Section 5.9, except that that notice of any change to the address or any of the other details specified in or pursuant to this Section 5.9 will not be deemed to have been received until, and will be deemed to have been received upon, the later of the date (A) specified in such notice or (B) that is five Business Days after such notice would otherwise be deemed to have been received pursuant to this Section 5.9.

Section 5.10 Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. Upon such a determination, the parties hereto agree to negotiate in good faith to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision. If any provision of this Agreement is so broad as to be unenforceable, such provision will be interpreted to be only so broad as it is enforceable.

Section 5.11 Expenses. Except as provided in Section 2.3 and Article III, all costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

Section 5.12 Interpretation. The rules of interpretation set forth in Section 1.3 of the Purchase Agreements shall apply to this Agreement, mutatis mutandis.

Section 5.13 No Inconsistent Agreements; Most Favored Nations. The Company is not currently a party to any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are on parity with or senior to, or inconsistent with, the registration rights granted to the Holders pursuant to this Agreement. The Company shall not enter into any agreement with respect to its securities (a) that is inconsistent with or violates the rights granted to the Holders by this Agreement, (b) that would allow any holder or prospective holder of any securities of the Company to include such securities in any Underwritten Offering or registration giving rights to the rights under Section 1.8 unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that their inclusion would not reduce the amount of the Registrable Securities of the Holders included therein or (c) on terms otherwise more favorable than this Agreement.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

COMPANY:

COMSCORE, INC.

By:

Name:
Title:

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

PURCHASERS:

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

By:

Name:
Title:

QURATE RETAIL, INC.

By:

Name:
Title:

PINE INVESTOR, LLC

By:

Name:
Title:

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

EXHIBIT A

DEFINED TERMS

The following capitalized terms have the meanings indicated:

“Adverse Disclosure” means public disclosure of material non-public information that, in the good faith judgment of the Company (after consultation with legal counsel): (i) would be required to be made in any registration statement filed with the SEC by the Company so that such registration statement would not be materially misleading; (ii) would not be required to be made at such time but for the filing, effectiveness or continued use of such registration statement; and (iii) the Company has a bona fide business purpose for not disclosing publicly.

“Affiliates” shall have the meaning given to such term in the Certificate of Designations.

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined under Rule 405.

“Business Day” means any day except a Saturday, a Sunday or other day on which the SEC or banks in the City of New York are authorized or required by law to be closed.

“Certificate of Designations” means the Certificate of Designations setting forth the designations, powers, preferences, qualifications, limitations and restrictions of the Series B Preferred Stock, dated as of the date hereof, as may be amended from time to time.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute thereto, and the rules and regulations of the SEC promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Legal Proceeding” means any claim, action, charge, lawsuit, litigation, audit, investigation, arbitration or other similar legal proceeding brought by or pending before any governmental authority, arbitrator or other tribunal

“Person” means any individual, corporation, limited liability company, partnership, joint venture, association, trust, unincorporated organization or any other entity, including a governmental authority.

“register”, “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement or the automatic effectiveness of such registration statement, as applicable.

“Registrable Securities” means, as of any date of determination, (x) any shares of Series B Preferred Stock or Common Stock held by a Holder, including any shares of Common Stock hereafter acquired by any Holder pursuant to the conversion of the Series B Preferred Stock in accordance with the Certificate of Designations and (y) any other securities issued or issuable with respect to any such shares of Common Stock or Series B Preferred Stock by way of share split, share dividend, distribution, recapitalization, merger, exchange, replacement or similar event or otherwise (including, for the avoidance of doubt, a redemption, put or call transaction pursuant to the Certificate of Designations). As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (i) such securities are sold or otherwise transferred pursuant to an effective registration statement under the Securities Act, (ii) such securities shall have ceased to be outstanding, (iii) such securities have been transferred in a transaction in which the Holder’s rights under this Agreement are not assigned to the transferee of the securities, (iv) such securities are sold in a broker’s transaction under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met, (v) such securities are eligible to be resold in a broker’s transaction under Rule 144 without regard to Rule 144’s volume and manner of sale restrictions and the Holder, collectively with its Affiliates, holds less than 3% of the Company’s then-outstanding shares of Common Stock and has no representative on the Company’s board of directors or (vi) such securities have been sold or transferred by any Holder thereof pursuant to Rule 144 (or any similar provision then in force under the Securities Act) and the transferee thereof does not receive “restricted securities” as defined in Rule 144. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities, and the Registrable Securities will be deemed to be in existence, whenever such Person has the right to acquire, directly or indirectly, such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person will be entitled to exercise the rights of a holder of Registrable Securities hereunder (it being understood that a holder of Registrable Securities may only request that Registrable Securities in the form of Common Stock be registered pursuant to this Agreement (even if such Holder does not yet hold its Registrable Securities in the form of Common Stock)).

“Registration Expenses” means all (a) expenses incurred by the Company in complying with Article I, including all registration, qualification, listing and filing fees, printing expenses, escrow fees, and fees and disbursements of counsel for the Company, blue sky fees and expenses and (b) reasonable, documented out-of-pocket fees and expenses of outside legal counsel to the Purchasers and Holders retained in connection with registrations and offerings contemplated hereby; provided, however, that the Company shall only be responsible for the fees and expenses of each such outside legal counsel up to an amount not to exceed $25,000 per Purchaser per registration or offering. For the avoidance of doubt, Registration Expenses shall not be deemed to include any Selling Expenses.

“Registration Statement” means any registration statement of the Company filed or to be filed with the SEC under the rules and regulations promulgated under the Securities Act, including the related prospectus, amendments and supplements to such registration statement, and including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

“Restricted Securities” means any Common Stock required to bear the legend set forth in Section 4.10(c) of the Purchase Agreements.

“Rule 144” means Rule 144 promulgated under the Securities Act and any successor provision.

“Rule 405” means Rule 405 promulgated under the Securities Act and any successor provision.

“Rule 462(e)” means Rule 462(e) promulgated under the Securities Act and any successor provision.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and any successor statute thereto, and the rules and regulations of the SEC promulgated thereunder.

“Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and the fees and expenses of any accountants or other persons (except as set forth in the definition of “Registration Expenses”) retained or employed by the Purchasers and the Holders.

“Shelf Registration Statement” means the Resale Shelf Registration Statement or a Subsequent Shelf Registration Statement, as applicable.

“Stockholders Agreement” means that certain Stockholders Agreement, dated as of the date hereof, by and among the Company and the Purchasers.

“WKSI” means a “well-known seasoned issuer” as defined under Rule 405.

“WPP Securities” means the “Registrable Securities,” as such term is defined in that certain Stockholders Rights Agreement, dated as of February 11, 2015, by and among the Company, WPP Group USA, Inc. and Cavendish Square Holding B.V.

The following terms are defined in the Sections of the Agreement indicated:

INDEX OF TERMS

Term	Section
Agreement	Preamble
Chosen Courts	Section 5.6(b)
Common Stock	Recital
Company	Preamble
Company Indemnified Parties	Section 3.1
Effectiveness Period	Section 1.2
Electronic Delivery	Section 5.4
Holder	Preamble
Holder Indemnified Parties	Section 3.2
Holders	Preamble
Indemnified Party	Section 3.3
Indemnifying Party	Section 3.3
Interruption Period	Section 2.1
Losses	Section 3.1
Offering Persons	Section 2.1(m)
Piggyback Notice	Section 1.8(a)
Piggyback Registration Statement	Section 1.8(a)
Piggyback Request	Section 1.8(a)
Purchase Agreements	Recitals

Purchaser	Preamble
Purchasers	Preamble
Quarterly Blackout Period	Section 1.6(a)
Resale Shelf Registration Statement	Section 1.1
Series B Preferred Stock	Recitals
Shell Offering	Section 1.7
Subsequent Holder Notice	Section 1.5
Subsequent Shelf Registration Statement	Section 1.3
Suspension Period	Section 2.2(a)
Take-Down Notice	Section 1.7
Underwritten Offering	Section 1.6(a)
Underwritten Offering Notice	Section 1.6(a)

EXHIBIT D

FORM OF STOCKHOLDERS AGREEMENT

[See Attached]

Exhibit D

STOCKHOLDERS AGREEMENT

This STOCKHOLDERS AGREEMENT (this “Agreement”), dated as of [___], 2021 (the “Closing Date”), is entered into by and among comScore, Inc., a Delaware corporation (the “Company”), Charter Communications Holding Company, LLC, a Delaware limited liability company (the “Charter Stockholder”), Qurate Retail, Inc., a Delaware corporation (the “Qurate Stockholder”), and Pine Investor, LLC, a Delaware limited liability company (the “Cerberus Stockholder,” and together with the Charter Stockholder and the Qurate Stockholder, the “Stockholders”).

WHEREAS, on January 7, 2020, (a) the Company and the Charter Stockholder entered into that certain Series B Convertible Preferred Stock Purchase Agreement (the “Charter Purchase Agreement”), (b) the Company and the Qurate Stockholder entered into that certain Series B Convertible Preferred Stock Purchase Agreement (the “Qurate Purchase Agreement”), and (c) the Company and the Cerberus Stockholder entered into that certain Series B Convertible Preferred Stock Purchase Agreement (together with the Charter Purchase Agreement and the Qurate Purchase Agreement, the “Purchase Agreements”), each of which provides, among other things, that, upon the terms and subject to the conditions thereof, the applicable Stockholder will purchase shares of Series B Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Preferred Stock” and the transactions contemplated by the Purchase Agreements, the “Transactions”); and

WHEREAS, pursuant to the Purchase Agreements, the Stockholders and the Company have agreed to enter into this Agreement to set forth certain understandings among such parties, including with respect to certain matters related to their ownership of Preferred Stock.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Acquired EBITDA” means with respect to any Acquired Entity or Business (any of the foregoing, a “Pro Forma Entity”) for any period, the amount for such period of Consolidated EBITDA of such Pro Forma Entity (determined as if references to the Company and its Subsidiaries in the definition of the term “Consolidated EBITDA” were references to such Pro Forma Entity and its Subsidiaries which will become Subsidiaries), all as determined on a consolidated basis for such Pro Forma Entity.

“Acquired Entity or Business” shall have the meaning set forth in the definition of “Consolidated EBITDA”.

“Activist Investor” means, as of any date, any Person (other than a Stockholder or any of its Affiliates, as of the date hereof) that has been identified on the most recent “SharkWatch 50” list, or any publicly disclosed Affiliate funds of such Person.

“Additional Common Stock” shall have the meaning set forth in Section 2.1(e)(iii).

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of that Person, whether through the ownership of voting securities or partnership or other ownership interests, by contract or otherwise; provided, that (i) that the Company and its Subsidiaries shall not be deemed to be Affiliates of any Stockholder or any of its Affiliates, (ii) “portfolio companies” (as such term is customarily used among institutional investors) in which any Stockholder or any of its Affiliates has an investment (whether as debt or equity) shall not be deemed Affiliates of such Stockholder, (iii) a Stockholder shall not be deemed an Affiliate of any other Stockholder solely as a result of their entry into the Transactions or this Agreement, (iv) Directors designated by any Stockholder shall not be deemed Affiliates of the Company or its Subsidiaries and (v) the Qurate Stockholder shall not be deemed an Affiliate of the Charter Stockholder, and vice versa.

Any Person shall be deemed to “beneficially own”, to have “beneficial ownership” of, or to be “beneficially owning” any securities (which securities shall also be deemed “beneficially owned” by such Person) that such Person or any of its Permitted Transferees (within the meaning of clauses (i) and (ii) of such defined term) is deemed to “beneficially own” within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act, without regard to the requirement that the right to acquire the beneficial ownership of any securities must be exercisable within sixty (60) days (including assuming conversion of all shares of Preferred Stock, if any, owned by such Person to Common Stock).

“Agreement” shall have the meaning set forth in Preamble.

“Antitrust Law” means the Sherman Antitrust Act, the Clayton Antitrust Act, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the Federal Trade Commission Act and all other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or significant impediments or lessening of competition or the creation or strengthening of a dominant position through merger or acquisition, in any case that are applicable to the Transaction.

“Antitrust Approval” has the meaning set forth in Section 3.7.

“as-converted basis” means, prior to the conversion of all outstanding shares of Preferred Stock into shares of Common Stock, with respect to the outstanding shares of Common Stock as of any date, all outstanding shares of Common Stock calculated on a basis in which all shares of Common Stock issuable upon conversion of the outstanding shares of Preferred Stock (at the conversion rate in effect on such date in accordance with the Certificate of Designations) are assumed to be outstanding as of such date and disregarding any other securities or derivatives that are convertible or exercisable into, or exchangeable for, any shares of Common Stock.

“Assigning Stockholder” shall have the meaning set forth in Section 6.11(b).

“Board” shall have the meaning set forth in Section 2.1(a).

“business day” means any day other than Saturday or Sunday or a day on which commercial banks are authorized or required by law to be closed in New York, New York.

“Buying Stockholder” shall have the meaning set forth in Section 2.1(e).

“Bylaws” means the Amended and Restated Bylaws of the Company (as amended from time to time).

“Capital Stock” means, with respect to any Person, any and all shares of, interests in, rights to purchase, warrants to purchase, options for, participations in or other equivalents of or interests in (however designated) stock issued by such Person.

“Cash-settled Exchangeables” means bona fide sales of, or other transactions in, exchangeable notes, debentures or similar securities with respect to which Common Stock or Preferred Stock is the underlying security, which, by their terms, permit only cash settlement (and/or settlement with securities that are not Common Stock or Preferred Stock) of the Stockholder’s obligations thereunder and any bond hedge and warrant transactions or other call spread overlays or capped call transactions relating to such Cash-settled Exchangeables which, by their terms, permit only cash settlement (and/or settlement with securities that are not Common Stock or Preferred Stock) of the Stockholder’s obligations thereunder.

“Cerberus Director” means any director of the Company designated or nominated by the Cerberus Stockholder in accordance with Section 2.1.

“Cerberus Stockholder” shall have the meaning set forth in Preamble.

“Certificate of Designations” means that certain Certificate of Designations relating to the Preferred Stock, as it may be amended from time to time.

“Certificate of Incorporation” means the Amended and Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware (as amended from time to time).

“Change of Control” shall have the meaning set forth in the Certificate of Designations.

“Charter Commercial Agreements” means, collectively, the Data License Agreement and Service Order, in each case entered into between Charter Communications Operating, LLC and the Company as of the date hereof.

“Charter Director” means any director of the Company designated or nominated by the Charter Stockholder in accordance with Section 2.1.

“Charter Purchase Agreement” shall have the meaning set forth in Recitals.

“Charter Stockholder” shall have the meaning set forth in Preamble.

“Chosen Courts” shall have the meaning set forth in Section 6.8(a).

“Closing Date” shall have the meaning set forth in Preamble.

“Common Stock” means the common stock, par value $0.001 per share, of the Company.

“Company” shall have the meaning set forth in Preamble.

“Competitor” means the Persons set forth on Schedule 1 attached hereto.

“Consolidated EBITDA” means, as determined on a consolidated basis for the Company and its Subsidiaries for any period,

(a) the Consolidated Net Income for such period,

plus

(b) without duplication and to the extent already deducted (and not added back) in arriving at such Consolidated Net Income for such period (or, as applicable, to the extent not already included in Consolidated Net Income), the sum (without duplication) of the following amounts for such period:

(1) total interest expense (including amortization, write-down or write-off of deferred financing cost and original issue discount) and, to the extent not reflected in such total interest expense, any losses on swap obligations or other derivative instruments entered into for the purpose of hedging interest rate risk, net of interest income and gains on such swap obligations or such derivative instruments, and bank and letter of credit fees and costs of surety bonds in connection with financing activities,

(2) provision for taxes based on income, profits or capital gains, including federal, foreign, state, franchise, excise and similar taxes paid or accrued during such period (including in respect of repatriated funds),

(3) depreciation and amortization (including amortization of intangible assets established through purchase accounting and amortization of deferred financing fees or costs),

(4) non-cash losses, expenses or charges (excluding any non-cash charges which consists of or requires an accrual of, or reserve for, potential cash charges in any future period), including, without limitation, non-cash adjustments resulting from the application of purchase accounting and non-cash impairment of good will and other long-term intangible assets,

(5) extraordinary losses in accordance with GAAP,

(6) unusual or non-recurring charges (including litigation and investigation-related costs and expenses, costs associated with tax projects/audits and professional, consulting or other fees),

(7) restructuring charges, accruals or reserves,

(8) losses on asset sales, disposals or abandonments (other than asset sales, disposals or abandonments in the ordinary course of business),

(9) the amount of any net losses from discontinued operations in accordance with GAAP,

(10) any expenses, charges or losses that are covered by indemnification or other reimbursement provisions in connection with any acquisition or any sale, conveyance, transfer or other disposition of assets, to the extent actually reimbursed, or, so long as the Company has received notification from the applicable carrier that it intends to indemnify or reimburse such expenses, charges or losses and that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and only to the extent that such amount is (A) not denied by the applicable carrier in writing within 180 days and (B) in fact reimbursed within 365 days of the date of such evidence (with a deduction for any amount so added back to the extent not so reimbursed within such 365 days), such expenses, charges or losses,

(11) to the extent covered by insurance and actually reimbursed, or, so long as the Company has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and only to the extent that such amount is (A) not denied by the applicable carrier in writing within 180 days and (B) in fact reimbursed within 365 days of the date of such evidence (with a deduction for any amount so added back to the extent not so reimbursed within such 365 days), expenses, charges or losses with respect to liability or casualty event or business interruption,

(12) fees, costs (including, for the avoidance of doubt, any retention or other transaction-related compensation costs and any employer taxes related thereto) and expenses incurred in connection with the transactions contemplated by the Purchase Agreements and related documents, including this Agreement,

(13) any fees, costs and expenses incurred during such period, or any amortization thereof for such period, in connection with any acquisition, investment, asset disposition, incurrence, issuance or repayment of debt, issuance of equity securities, refinancing transaction or amendment or other modification of any debt instrument (including with respect to any Debt Financing) and any charges or non-recurring merger costs incurred during such period as a result of any such transaction, less

(c) without duplication and to the extent included in arriving at such Consolidated Net Income (or, as applicable, to the extent not already included in Consolidated Net Income), the sum of the following amounts for such period:

(1) extraordinary gains in accordance with GAAP and unusual or non-recurring gains,

(2) non-cash gains,

(3) gains on asset sales, disposals or abandonments (other than asset sales, disposals or abandonments in the ordinary course of business), and

(4) the amount of any net income from discontinued operations in accordance with GAAP;

provided that, to the extent included in Consolidated Net Income,

(A) there shall be included in determining Consolidated EBITDA for any period, without duplication, the Acquired EBITDA of any Person, property, business or asset acquired by the Company or any Subsidiary of the Company during such period to the extent not subsequently sold, transferred or otherwise disposed of (but not including the Acquired EBITDA of any related Person, property, business or assets to the extent not so acquired) (each such Person, property, business or asset acquired, and not subsequently so disposed of, an “Acquired Entity or Business”), in each case based on the Pro Forma Entity for such period (including the portion thereof occurring prior to such acquisition or conversion) determined on a historical Pro Forma Basis as if such acquisition occurred on the first day of such period,

(B) there shall be excluded in determining Consolidated EBITDA for any period the Disposed EBITDA of any Person, property, business or asset sold, transferred or otherwise disposed of, closed or classified as discontinued operations by the Company or any Subsidiary of the Company during such period (each such Person, property, business or asset so sold, transferred or otherwise disposed of, closed or classified, a “Sold Entity or Business”), in each case based on the Disposed EBITDA of such Sold Entity or Business for such period (including the portion thereof occurring prior to such sale, transfer, disposition, closure, classification or conversion) determined on a historical Pro Forma Basis as if such disposition occurred on the first day of such period; and

(C) there shall be excluded in determining Consolidated EBITDA for any period the cumulative effect of a change in accounting principles during such period to the extent included in Consolidated Net Income.

“Consolidated Net Income” means, for any period, the net income (loss) of the Company and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

“Consolidated Total Net Debt” means, as at any date of determination, (a) Indebtedness of the Company and its Subsidiaries as of such date determined on a consolidated basis in accordance with GAAP, minus (b) the aggregate amount of all cash and cash equivalents of the Company or any of its Subsidiaries as of such date that would not appear as “restricted” on a consolidated balance sheet of the Company and its Subsidiaries.

“Debt Financing” shall have the meaning set forth in Section 3.5(a).

“DGCL” means the Delaware General Corporation Law (as amended, supplemented or restated from time to time).

“Directors” means the Charter Directors, the Qurate Directors or the Cerberus Directors, as the context may require.

“Disposed EBITDA” means with respect to any Sold Entity or Business for any period, the amount for such period of Consolidated EBITDA of such Sold Entity or Business (determined as if references to the Company and its Subsidiaries in the definition of the term “Consolidated EBITDA” (and in the component financial definitions used therein) were references to such Sold Entity or Business and its Subsidiaries), all as determined on a consolidated basis for such Sold Entity or Business.

“Distribution Transaction” means any transaction pursuant to which the equity interests of the Qualified Distribution Transferee are distributed (whether by redemption, dividend, share distribution, merger or otherwise) to all the holders of one or more classes or series of the common stock of the Qurate Stockholder (or the applicable parent company of the Qurate Stockholder), which classes or series of common stock are registered under Section 12(b) or 12(g) of the Exchange Act (all the holders of one or more such classes or series, “Parent Company Holders”), on a pro rata basis with respect to each such class or series, or such equity interests of the Qualified Distribution Transferee are made available to be acquired by Parent Company Holders (including through any rights offering, exchange offer, exercise of subscription rights or other offer made available to Parent Company Holders), on a pro rata basis with respect to each such class or series, whether voluntary or involuntary.

“Dividend” shall have the meaning set forth in the Certificate of Designations.

“Equity Linked Financing” means bona fide option, forward, swap or other derivative transactions with linked financing of Preferred Stock, including shares of Common Stock issued or issuable upon conversion of such shares of Preferred Stock, which, by their terms, require cash settlement of the Stockholder’s obligations thereunder, and, if applicable, stock loans of Preferred Stock or Common Stock beneficially owned by a Stockholder or its Affiliates in support of such a transaction.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Securities” means (i) shares of Common Stock or options or rights to purchase such shares, in each case issued to directors, officers, employees or consultants pursuant to any present or future employee, director or consultant benefit plan or program of, or assumed by, the Company or any of its Subsidiaries and approved by the Board, or a committee thereof, or any employee agreements or arrangements or programs approved by the Board, or a committee thereof, including, without limitation, the Company’s 2018 Equity and Incentive Compensation Plan, the Company’s 2007 Equity Incentive Plan, the Rentrak Corporation Amended and Restated 2005 Stock Incentive Plan, the Rentrak Corporation 2011 Stock Incentive Plan, (ii) shares of Common Stock issued or issuable upon conversion of the Preferred Stock in accordance with the terms hereof, (iii) shares of Common Stock issued or issuable upon exercise of the Company’s Series A Warrant in accordance with the terms thereof, (iv) shares of Common Stock issued as consideration for the acquisition of another entity by the Company by merger, purchase of substantially all of the assets or other reorganization or a bona fide joint venture agreement, (v) shares of Common Stock issued or issuable to third party banks or financial institutions engaged in the business of making loans pursuant to a bona fide debt financing transaction on market terms up to an aggregate maximum, together with any shares issued or issuable under clause (vi) of this definition, of 3,500,000 shares of Common Stock (as equitably adjusted for any stock split, reverse stock split, combination, recapitalization or similar event with respect to the Common Stock), (vi) shares of Common Stock issued or issuable in connection with sponsored research, collaboration, technology license, development, marketing or other similar agreements or similar strategic partnerships up to an aggregate maximum, together with any shares issued or issuable under clause (v) of this definition, of 3,500,000 shares of Common Stock (as equitably adjusted for any stock split, reverse stock split, combination, recapitalization or similar event with respect to the Common Stock), (vii) rights, options or warrants to acquire shares of Capital Stock issued in connection with any stockholder rights plan approved by the Board, (viii) Capital Stock issued pursuant to any dividend, split, combination or other reclassification and (ix) shares of Common Stock issued to Starboard Value LP or its Affiliates pursuant to conversion of the Senior Secured Convertible Notes of the Company in accordance with the Starboard Agreement (as defined in the Purchase Agreements).

“Excluded Transfer” means any Transfer contemplated in Section 3.1(d)(i) – (iv), (vi) (to the extent the applicable transaction referred to in clause (vi) is approved by the Board), (viii) or (ix).

“Foreclosure Limitations” shall have the meaning set forth in Section 3.1(d)(ix).

“Fully Participating Stockholder” shall have the meaning set forth in Section 4.2(a).

“Governmental Authority” means any government, political subdivision, governmental, administrative or regulatory entity or body, department, commission, board, agency or instrumentality, or other legislative, executive or judicial governmental entity, and any court, tribunal, judicial or arbitral body, in each case whether federal, national, state, county, municipal, provincial, local, foreign, supranational or multinational.

“Hedge” means to make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a short sale of or the purpose of which is to offset the loss which results from a decline in the market price of, any Lock-Up Shares, or otherwise establish or increase, directly or indirectly, a put equivalent position, as defined in Rule 16a-1(h) under the Exchange Act, or enter into any derivative transactions with linked financing, with respect to any Lock-Up Shares.

“Indebtedness” of any Person means, without duplication (i) all indebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including (without limitation) “capital leases” in accordance with GAAP (other than trade payables entered into in the ordinary course of business), (iii) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (iv) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (vi) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (vii) all indebtedness referred to in clauses (i) through (vi) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, deed of trust, lien, pledge, charge, security interest or other encumbrance of any nature whatsoever in or upon any property or assets (including accounts and contract rights) with respect to any asset or property owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, (with the amount of such indebtedness, in the case where the Person has not assumed or become liable for the payment of such indebtedness, equal to the lesser of (x) the outstanding principal amount of such indebtedness and (y) the fair market value of the assets securing such indebtedness) and (viii) all contingent obligations in respect of indebtedness of others of the kinds referred to in clauses (i) through (vii) above.

“Independent Director” shall have the meaning set forth in Section 2.1(k).

“Initial Directors” shall have the meaning set forth in Section 2.1(a).

“Initial Preferred Stock Ownership” means, with respect to each of the Stockholders, the number of shares of Preferred Stock (or Common Stock issued or issuable in respect of such Preferred Stock) held by such Stockholder as of the Closing Date after giving effect to the Transactions, in each case as equitably adjusted for any stock split, reverse stock split, combination, recapitalization or similar event with respect to the Preferred Stock or Common Stock, as applicable.

“Issuer Agreement” shall have the meaning set forth in Section 6.16.

“Junior Stock” shall have the meaning set forth in the Certificate of Designations.

“Law” means any federal, national, state, county, municipal, provincial, local, foreign or multinational law, act, statute, constitution, common law, ordinance, code, decree, writ, order, judgment, injunction, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

“Legal Proceeding” means any claim, action, charge, lawsuit, litigation, audit, investigation, arbitration or other similar legal proceeding brought by or pending before any Governmental Authority, arbitrator or other tribunal.

“Leverage Ratio” means on any date of determination, the ratio of (x) Consolidated Total Net Debt on such date to (y) LTM Adjusted EBITDA. Each calculation of the Leverage Ratio hereunder shall be made on a Pro Forma Basis.

“Lock-Up Shares” shall have the meaning set forth in Section 3.1(a).

“LTM Adjusted EBITDA” means Consolidated EBITDA for the period of four fiscal quarters ending on the last day of the most recent fiscal quarter for which financial statements are internally available.

“Marketed Transfer” shall have the meaning set forth in Section 3.1(a).

“Minimum Patent Terms” shall have the meaning set forth in Section 6.1(b)(i).

“Minimum Terms” shall have the meaning set forth in Section 3.3(a)(i).

“Non-Transferring Stockholder” shall have the meaning set forth in Section 3.3(a)(i).

“Observers” shall have the meaning set forth in Section 2.3(a).

“Offeree” shall have the meaning set forth in Section 4.2(a).

“Parity Stock” shall have the meaning set forth in the Certificate of Designations.

“Participating Stockholders” shall have the meaning set forth in Section 4.2(a).

“Patent ROFO Notice” shall have the meaning set forth in Section 6.1(a)(i).

“Patents” shall have the meaning set forth in Section 6.1(a)(i).

“Permitted Loan” means a total return swap or bona fide loan (including a purpose (margin) or non purpose loan) or other financing arrangement, in each case entered into with a nationally recognized financial institution, including a pledge to such a financial institution to secure such financing.

“Permitted Transferees” shall have the meaning set forth in Section 3.1(d)(ii).

“Person” means any individual, corporation (including any non-profit corporation), limited liability company, joint stock company, general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, firm, Governmental Authority or other enterprise, association, organization or entity.

“Preemptive Percentage” shall have the meaning set forth in Section 4.2(a).

“Preferred Stock” shall have the meaning set forth in Recitals.

“Pro Forma Basis” means, with respect to any determination of Consolidated EBITDA or the Leverage Ratio hereunder, that the following transactions in connection therewith shall be deemed to have occurred as of the first day of the applicable period of measurement in such determination: (a) income statement items (whether positive or negative) attributable to the property or Person subject to such specified transaction, (b) any retirement or repayment of Indebtedness, (c) any Indebtedness incurred, acquired or assumed by the Company or any of its Subsidiaries in connection therewith and if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate that is or would be in effect with respect to such Indebtedness as at the relevant date of determination and (d) such calculation shall be made without regard to the netting of any cash proceeds of Indebtedness incurred by the Company or any of its Subsidiaries in connection with such transaction (but without limiting the pro forma effect of any use of proceeds of such cash proceeds (including the prepayment of Indebtedness with such cash proceeds)).

“Purchase Agreements” shall have the meaning set forth in Recitals.

“Qualified Distribution Transferee” means any Person that meets the following conditions: (a) such Person beneficially owns all or substantially all the Voting Stock of the Company owned by the Qurate Stockholder or such Person directly or indirectly owns a majority of the equity interests of such Person, (b) at the time of any transfer to it of Voting Stock, it is an Affiliate of the Qurate Stockholder and (c) prior to such transfer, it executes and delivers to the Company a written agreement reasonably satisfactory to the Company to be bound by and entitled to the benefits of this Agreement, prospectively, as contemplated by Section 3.6.

“Qualified Stockholders” means any Stockholder that holds Preferred Stock (or Common Stock issued upon conversion of Preferred Stock) who is an “accredited investor” (within the meaning of Rule 501(a) promulgated by the Securities and Exchange Commission).

“Qurate Director” means any director of the Company designated or nominated by the Qurate Stockholder in accordance with Section 2.1.

“Qurate Purchase Agreement” shall have the meaning set forth in Recitals.

“Qurate Stockholder” shall have the meaning set forth in Preamble.

“Related Party Transaction” means any transaction between the Company or any of its Subsidiaries, on the one hand, and any Stockholder or any Person that is known by the Company to be an Affiliate of such Stockholder (excluding the Company or any of its Subsidiaries), on the other hand, except for (i) any Transfer or issuance of Capital Stock in accordance with Article III or Section 4.2 or (ii) (A) any transaction, agreement or arrangement entered into pursuant to the Purchase Agreements, (B) the Charter Commercial Agreements or any other transaction, agreement or arrangement expressly contemplated by the Purchase Agreements, this Agreement or the Charter Commercial Agreements and (C) any renewal or extension of any such transaction, agreement or arrangement pursuant to and in accordance with its terms (but expressly excluding any amendment, modification or supplement thereto).

“Restricted Person” means the Persons set forth on Schedule 2 attached hereto.

“Right of First Refusal” shall have the meaning set forth in Section 3.3.

“ROFR Amount” shall have the meaning set forth in Section 3.3(a)(i).

“SEC” means the United States Securities and Exchange Commission or any successor thereto.

“Selling Stockholder” shall have the meaning set forth in Section 2.1(e)(i).

“Senior Stock” shall have the meaning set forth in the Certificate of Designations.

“Settlement” means that certain order of the U.S. District Court, Southern District of New York, dated February 23, 2018, related to the settlement of shareholder derivative litigation against the Company.

“Sold Entity or Business” shall have the meaning set forth in the definition of “Consolidated EBITDA”.

“Special Dividend” shall have the meaning set forth in Section 3.5(a)

“Stockholders” shall have the meaning set forth in Preamble; provided that “Stockholder” shall also mean, if any such Person shall have Transferred any of its shares of Preferred Stock or Common Stock to any of its Permitted Transferees (or any Permitted Transferee has acquired any Capital Stock pursuant to Section 3.3(e) or Section 4.2(g)), such Person and its Permitted Transferees, taken together, and any right, obligation or action that may be exercised or taken at the election of such Person may be taken at the election of such Person and its Permitted Transferees.

“Subject Patent Transaction” shall have the meaning set forth in Section 6.1(b)

“Subject Transaction” shall have the meaning set forth in Section 3.3

“Subsidiary” means, with respect to any Person, any corporation of which a majority of the total voting power of shares of stock entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof or any partnership, association or other business entity of which a majority of the partnership or other similar ownership interest is at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of such Person or a combination thereof. For purposes of this definition, a Person is deemed to have a majority ownership interest in a partnership, association or other business entity if such Person is allocated a majority of the gains or losses of such partnership, association or other business entity or is or controls the managing director, managing member or general (or equivalent) partner of such partnership, association or other business entity.

“Transactions” shall have the meaning set forth in Recitals.

“Transfer” shall have the meaning set forth in Section 3.1(a).

“Transfer Notice” shall have the meaning set forth in Section 3.3(a)(i).

“Transferring Stockholder” shall have the meaning set forth in Section 3.3(a)(i).

“Voting Stock” means (i) with respect to the Company, the Common Stock, the Preferred Stock (subject to the limitations set forth herein) and any other Capital Stock of the Company having the right to vote generally in any election of directors of the Board and (ii) with respect to any other Person, all Capital Stock of such Person having the right to vote generally in any election of directors of the board of directors of such Person or other similar governing body.

ARTICLE II

GOVERNANCE AND VOTING MATTERS

Section 2.1 Designees.

(a) The Company shall take all necessary action to ensure that, immediately after the closing of the Transactions, (i) the Board of Directors of the Company (the “Board”) shall initially consist of the following ten (10) directors: Irwin Gotlieb, Bill Livek, Kathleen Love, Brent Rosenthal, [___], [___], [___], [___], [___] and [___]1 (the “Initial Directors”), (ii) the audit committee of the Board shall initially consist of the following [___] directors: [___], [___] and [___], (iii) the compensation committee of the Board shall initially consist of the following [___] directors: [___], [___] and [___],2 and (iv) the nominating and governance committee of the Board shall initially consist of the following [___] directors: [___], [___] and [___].3 Of the Initial Directors, [___] and [___] are deemed to be Charter Directors, [___] and [___] are deemed to be Qurate Directors, and [___] and [___] are deemed to be Cerberus Directors. Kathleen Love, [___], [___] and [___] will serve as Class I directors, Irwin Gotlieb, Bill Livek and Brent Rosenthal will serve as Class II directors, and [___], [___] and [___] will serve as Class III directors.4 The Company shall take all necessary action (to the extent not prohibited by applicable law) to cause the Board to nominate for election at the Company’s 2021 annual meeting of stockholders the Class II directors listed in the immediately preceding sentence, to the extent such directors are serving as directors on the Board at the time nominations are made. From and after the Closing Date, the rights of the Stockholders to designate directors to the Board and its committees shall be as set forth in the remainder of this Section 2.1.

(b) Until the earlier of such time as the Charter Stockholder (i) beneficially owns a number of shares of Preferred Stock representing less than 50% of its Initial Preferred Stock Ownership as a result of the Charter Stockholder’s Transfer (as defined below) of such shares of Preferred Stock to the Qurate

[1]

Note to Draft: To include two Charter Directors (currently Charles Fisher and David Kline), two Qurate Directors (currently Marty Patterson and Chad Hollingsworth), and two Cerberus Directors. Company to review D&O questionnaires after signing, which will be in the Company’s standard form.

[2]	Note to Draft: Number and composition of committee members to be agreed between signing and closing with Stockholders having proportionate representation.
[3]	Note to Draft: Number and composition of committee members to be agreed between signing and closing with Stockholders having proportionate representation.
[4]	Note to Draft: Each of Charter, Qurate and Cerberus will designate one Director in each of Class I and Class III.

Stockholder or the Cerberus Stockholder (and not as a result of the conversion of such shares to shares of Common Stock) or (ii) beneficially owns Voting Stock representing less than 10 % of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to nominate for election at each annual or special meeting of stockholders at which directors are to be elected that number of individuals designated by the Charter Stockholder that, if elected, would result in two (2) Charter Directors serving on the Board and shall support the Charter Directors for election in a manner no less rigorous and favorable than the manner in which the Company supports the other nominees, and, if any such individual is not so elected, cause such individual to be promptly appointed as a director. Following the occurrence of one of the events specified in clause (i) or (ii) of the immediately preceding sentence and until such time as the Charter Stockholder beneficially owns Voting Stock representing less than 5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to nominate for election at each annual or special meeting of shareholders at which directors are to be elected that number of individuals designated by the Charter Stockholder that, if elected, would result in one (1) Charter Director serving on the Board and shall support the Charter Director for election in a manner no less rigorous and favorable than the manner in which the Company supports the other nominees, and, if such individual is not so elected, cause such individual to be promptly appointed by the Board as a director.

(c) Until the earlier of such time as the Qurate Stockholder (i) beneficially owns a number of shares of Preferred Stock representing less than 50% of its Initial Preferred Stock Ownership as a result of the Qurate Stockholder’s Transfer of such shares of Preferred Stock to the Charter Stockholder or the Cerberus Stockholder (and not as a result of the conversion of such shares to shares of Common Stock) or (ii) beneficially owns Voting Stock representing less than 10% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to nominate for election at each annual or special meeting of stockholders at which directors are to be elected that number of individuals designated by the Qurate Stockholder that, if elected, would result in two (2) Qurate Directors serving on the Board and shall support the Qurate Directors for election in a manner no less rigorous and favorable than the manner in which the Company supports the other nominees, and, if any such individual is not so elected, cause such individual to be promptly appointed as a director. Following the occurrence of one of the events specified in clause (i) or (ii) of the immediately preceding sentence and until such time as the Qurate Stockholder beneficially owns Voting Stock representing less than 5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to nominate for election at each annual or special meeting of shareholders at which directors are to be elected that number of individuals designated by the Qurate Stockholder that, if elected, would result in one (1) Qurate Director serving on the Board and shall support the Qurate Director for election in a manner no less rigorous and favorable than the manner in which the Company supports the other nominees, and, if such individual is not so elected, cause such individual to be promptly appointed by the Board as a director.

(d) Until the earlier of such time as the Cerberus Stockholder (i) beneficially owns a number of shares of Preferred Stock representing less than 50% of its Initial Preferred Stock Ownership as a result of the Cerberus Stockholder’s Transfer of such shares of Preferred Stock to the Charter Stockholder or the Qurate Stockholder (and not as a result of the conversion of such shares to shares of Common Stock) or (ii) beneficially owns Voting Stock representing less than 10% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to nominate for election at each annual or special meeting of stockholders at which directors are to be elected that number of individuals designated by the Cerberus Stockholder that, if elected, would result in two (2) Cerberus Directors serving on the Board and shall support the Cerberus Directors for election in a manner no less rigorous and favorable than the manner in which the Company supports the other nominees, and, if any such individual is not so elected, cause such individual to be promptly appointed as a director. Following the occurrence of one of the events specified in clause (i) or (ii) of the immediately preceding sentence and until such time as the Cerberus Stockholder beneficially owns Voting Stock representing less than 5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to nominate for election at each annual or special meeting of shareholders at which directors are to be elected that number of individuals designated by the Charter Stockholder that, if elected, would result in one (1) Cerberus Director serving on the Board and shall support the Cerberus Director for election in a manner no less rigorous and favorable than the manner in which the Company supports the other nominees, and, if such individual is not so elected, cause such individual to be promptly appointed by the Board as a director.

(e) Notwithstanding the foregoing, if any Stockholder (the “Buying Stockholder”) acquires:

(i) a number of shares of Preferred Stock equal to at least 50% (but less than 100%) of one of the other Stockholder’s (the “Selling Stockholder”) Initial Preferred Stock Ownership (including pursuant to the exercise of a Right of First Refusal), the Selling Stockholder shall cause one (1) of the Directors designated by the Selling Stockholder to resign from the Board immediately upon the closing of such acquisition, and the Company shall, as promptly as is reasonably practicable, take all necessary action (to the extent not prohibited by applicable law) to cause the Board to appoint one (1) additional Person designated by the Buying Stockholder to fill such newly created vacancy and thereafter, until such time as the Buying Stockholder beneficially owns a number of shares of Voting Stock (disregarding the shares of Preferred Stock beneficially owned by the Buying Stockholder immediately prior to such transaction) representing less than 5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to nominate for election at each annual or special meeting of stockholders at which directors are to be elected that number of individuals designated by the Buying Stockholder that, if elected, would result in one (1) additional Director designated by the Buying Stockholder serving on the Board and, if any such individual is not so elected, cause such individual to be promptly appointed as a director; or

(ii) a number of shares of Preferred Stock equal to 100% of one of the Selling Stockholder’s Initial Preferred Stock Ownership (including pursuant to the exercise of a Right of First Refusal), the Selling Stockholder shall cause two (2) of the Directors designated by the Selling Stockholder to resign from the Board immediately upon the closing of such acquisition, and the Company shall, as promptly as is reasonably practicable, take all necessary action (to the extent not prohibited by applicable law) to cause the Board to appoint two (2) additional Persons designated by the Buying Stockholder to fill such newly created vacancies and thereafter, until such time as the Buying Stockholder beneficially owns a number of shares of Voting Stock (disregarding the shares of Preferred Stock beneficially owned by the Buying Stockholder immediately prior to such transaction) representing less than 10% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to nominate for election at each annual or special meeting of stockholders at which directors are to be elected that number of individuals designated by the Buying Stockholder that, if elected, would result in two (2) additional Directors designated by the Buying Stockholder serving on the Board and, if any such individual is not so elected, cause such individual to be promptly appointed as a director, and thereafter, until such time as the Buying Stockholder beneficially owns a number of shares of Voting Stock (disregarding the shares of Preferred Stock beneficially owned by the Buying Stockholder immediately prior to such transaction) representing less than 5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to nominate for election at each annual or special meeting of stockholders at which directors are to be elected that number of individuals designated by the Buying Stockholder that, if elected, would result in one (1) additional Director designated by the Buying Stockholder serving on the Board and, if any such individual is not so elected, cause such individual to be promptly appointed as a director; or

(iii) a number of shares of Common Stock equal to 10% or more of the number of shares of outstanding Common Stock as of such time (determined on an as-converted basis) (the “Additional Common Stock”) from a Person (other than another Stockholder and its Permitted Transferees), the Company shall, as promptly as is reasonably practicable, take all necessary action (to the extent not prohibited by applicable law) to cause the Board to (x) increase the size of the Board as required to enable the Buying Stockholder to designate one (1) additional Person to the Board, and (y) appoint such additional Person designated by the Buying Stockholder to fill such newly created vacancy and, thereafter, for so long as the Buying Stockholder beneficially owns at least 50% of the Additional Common Stock, the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to nominate for election at each annual or special meeting of stockholders at which directors are to be elected that number of individuals designated by the Buying Stockholder that, if elected, would result in one (1) additional Director designated by the Buying Stockholder serving on the Board and, if such individual is not so elected, cause such individual to be promptly appointed as a director. For the avoidance of doubt, the right to designate the additional Person to the Board pursuant to this clause (iii) shall not be triggered by the acquisition of Preferred Stock or conversion of Preferred Stock to Common Stock and shall, with respect to each Buying Stockholder, be limited to one (1) additional designee in total regardless of the number of shares of Common Stock acquired in excess of the 10% threshold pursuant to this Section 2.1(e).

(f) Notwithstanding anything to the contrary contained elsewhere herein, in no event shall a Stockholder be entitled to designate a number of directors to the Board that would constitute a majority of the Board pursuant to this Section 2.1.

(g) Subject to compliance with applicable laws, stock exchange regulations and the Settlement, for so long as the Charter Stockholder beneficially owns Voting Stock representing at least 5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to appoint (i) at least one Charter Director to serve on the compensation committee of the Board, (ii) at least one Charter Director to serve on the nominating and governance committee of the Board and (iii) at least one Charter Director to serve on the finance committee of the Board.

(h) Subject to compliance with applicable laws, stock exchange regulations and the Settlement, for so long as the Qurate Stockholder beneficially owns Voting Stock representing at least 5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to appoint (i) at least one Qurate Director to serve on the compensation committee of the Board, (ii) at least one Qurate Director to serve on the nominating and governance committee of the Board and (iii) at least one Qurate Director to serve on the finance committee of the Board.

(i) Subject to compliance with applicable laws, stock exchange regulations and the Settlement, for so long as the Cerberus Stockholder beneficially owns Voting Stock representing at least 5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to appoint (i) at least one Cerberus Director to serve on the compensation committee of the Board, (ii) at least one Cerberus Director to serve on the nominating and governance committee of the Board and (iii) at least one Cerberus Director to serve on the finance committee of the Board.

(j) In the event that any Stockholder has nominated fewer than the total number of designees that the Stockholder shall be entitled to nominate to the Board pursuant to this Section 2.1, then such Stockholder shall have the right, at any time and from time to time, to nominate such additional designee(s) to which it is entitled, in which case, the Company shall, as promptly as is reasonably practicable, take all necessary action (to the extent not prohibited by applicable law) to cause the Board to (x) increase the size of the Board as required to enable such Stockholder to so nominate such additional designee(s), and (y) appoint such additional designees nominated by such Stockholder to fill such newly created vacancy or vacancies, as applicable.

(k) The Charter Stockholder may cause any Charter Director to resign (with or without cause) from time to time and at any time upon notice to the Company, the Qurate Stockholder may cause any Qurate Director to resign (with or without cause) from time to time and at any time upon notice to the Company, and the Cerberus Director may cause any Cerberus Director to resign (with or without cause) from time to time and at any time upon notice to the Company.

(l) In the event that a vacancy is created on the Board by the death, disability, resignation or removal of a Director, the relevant Stockholder that designated such Director shall be entitled to designate an individual to fill the vacancy so long as (i) the total number of such Stockholder’s Directors serving on the Board immediately following the filling of such vacancy will not exceed the total number of Persons such Stockholder entitled to designate pursuant to this Section 2.1 on the date of such replacement designation and (ii) the replacement designee (A) will, if the departing Director being replaced qualified as independent within the meaning of NASDAQ Rule 5605(a) as of his or her departure (an “Independent Director”), qualify as an Independent Director and (B) does not serve on the board of directors or as an officer of a Competitor of the Company. The Company shall, as promptly as is reasonably practicable, take all necessary action (to the extent not prohibited by applicable law) to cause such replacement designee to become a member of the Board.

(m) The Company agrees to take all necessary action (to the extent not prohibited by applicable law) to cause the Board to include in the slate of nominees recommended by the Board for election at any meeting of stockholders called for the purpose of electing directors each individual designated by a Stockholder pursuant to this Section 2.1 (to the extent that directors of such nominee’s class are to be elected at such meeting for so long as the Board is classified) and to nominate and recommend each such individual to be elected as a director as provided herein, and to solicit proxies or consents in favor thereof. The Company is entitled to identify such individual(s) as Charter Director(s), Qurate Director(s) or Cerberus Director(s), as applicable, pursuant to this Agreement. The Company shall support each Charter Director, Qurate Director, and Cerberus Director for election in a manner no less rigorous and favorable than the manner in which the Company supports the other nominees.

(n) Notwithstanding anything to the contrary provided elsewhere herein, promptly after a Stockholder is no longer entitled to designate or nominate for election a Person or Persons to the Board pursuant to the terms of this Section 2.1, such Stockholder shall cause the applicable number of its Directors to resign from the Board (it being understood that such individual’s form of resignation letter that is required to be executed by such individual and held by the Company Secretary as a condition of membership on the Board shall be automatically effective upon the applicable Stockholder’s determination, which shall be communicated promptly to the Company Secretary thereupon).

(o) For so long as a Stockholder beneficially owns Voting Stock representing at least 5% of the outstanding shares of Common Stock on an as-converted basis, each Stockholder agrees to vote, or provide a written consent or proxy with respect to, its Voting Stock, and to cause such Stockholder’s Permitted Transferees that become a party to this Agreement to vote, or provide a written consent or proxy with respect to, their Voting Stock, in each case in a neutral manner, in the election of any directors nominated by the Board, other than pursuant to any Stockholder’s right to designate such Director pursuant to the terms of this Agreement. A “neutral manner” means in the same proportion as all other outstanding Common Stock of the Company (excluding any and all shares of Common Stock beneficially owned, directly or indirectly, by the Stockholders and their respective Permitted Transferees that become parties to this Agreement) voted on the relevant matters. For so long as this Section 2.1(o) applies to a Stockholder or its Permitted Transferee, each such Stockholder and Permitted Transferee shall be deemed to irrevocably appoint as its proxy and attorney-in-fact, the Chief Executive Officer, the Chief Financial Officer and the General Counsel of the Company, each of them individually, with full power of substitution and resubstitution, to consent to or vote any shares of Voting Stock held by them in accordance with this Section 2.1(o). Each Stockholder and Permitted Transferee intends this proxy to be irrevocable and unconditional and coupled with an interest and will take such further action or execute such other instruments as may be reasonably necessary to effect the intent of this proxy, and hereby revokes any proxy previously granted with respect hereto.

(p) To the extent any Charter Director, Qurate Director or Cerberus Director is subject to a code of conduct by virtue of their service as a member of the Board, no such code of conduct shall (i) restrict any transfer of securities by the Stockholder designating such Director or its Affiliates (other than with respect to the Charter Director, Qurate Director or Cerberus Director, solely in his or her individual capacity) except as provided herein or as required by applicable law, (ii) impose confidentiality obligations on any such Director that would limit the ability of such Director to share information with the Stockholder designating such Director, (iii) impose any share ownership requirements for such Director or (iv) impose any additional obligations on the Stockholder designating such Director that would, in the case of clauses (i), (ii) and (iv), contravene or limit the rights of any Stockholder under this Agreement, the Certificate of Designations, the Purchase Agreements or any other document or agreement contemplated hereby or thereby, except as required by applicable laws, stock exchange regulations, background check policies or the Settlement with respect to restrictions on overboarding and requirements for interviews and a related party transactions policy and hedging and pledging policy. Notwithstanding anything in this Section 2.1(p) or Section 2.2 to the contrary, any equity securities or other equity-based compensation to which any Charter Director, Qurate Director or Cerberus Director is entitled in such Director’s capacity as a director of the Company shall be (from issuance) Transferred by such Director to the Stockholder designating such Director or any Affiliate of such Stockholder, and the Company shall take all actions necessary to permit such Transfer.

(q) If there is any event, transaction or circumstance that may result in any Stockholder, its Affiliates and/or the Director designated by such Stockholder being deemed to have made a disposition or acquisition of equity securities of the Company or derivatives thereof, to or from the Company, respectively, for purposes of Section 16 of the Exchange Act, and if such Director is serving on the Board at such time or has served on the Board at any time during the six (6) months preceding such event, transaction or circumstance, then (i) the Board or a committee thereof composed solely of two or more “non-employee directors” as defined in Rule 16b-3 of the Exchange Act will pre-approve such disposition or acquisition of equity securities of the Company or derivatives thereof, to or from the Company, respectively, for the express purpose of exempting the interests of such Stockholder, its Affiliates and the Director designated by such Stockholder (for the Stockholder and/or its Affiliates, to the extent such persons may be deemed to be “directors by deputization”) in such transaction from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder or (ii) if the transaction involves (A) a merger or consolidation to which the Company is a party and the Capital Stock is, in whole or in part, converted into or exchanged for equity securities of a different issuer, (B) a potential acquisition or deemed acquisition, or disposition or deemed disposition, by a Stockholder, its Affiliates, and/or the Director designated by such Stockholder of equity securities of such other issuer or derivatives thereof and (C) an Affiliate or other designee of such

Stockholder or its Affiliates will serve on the board of directors (or its equivalent) of such other issuer pursuant to the terms of an agreement to which the Company is a party (or if the Stockholder notifies the Company of such service a reasonable time in advance of the closing of such transactions), the Company shall require that such other issuer preapprove any such acquisitions of equity securities or derivatives thereof for the express purpose of exempting the interests of such Stockholder, its Affiliates and the Director designated by such Stockholder (for the Stockholder and/or its Affiliates, to the extent such persons may be deemed to be “directors by deputization” of such other issuer) in such transactions from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder.

Section 2.2 Director Compensation; Indemnification.

(a) Each of the Charter Directors, the Qurate Directors and the Cerberus Directors shall be entitled to receive the same amount and type of compensation that the other non-employee directors receive in consideration for their service on the Board and any committees thereof.

(b) The Company shall indemnify the Directors and provide such Directors with director and officer insurance to the same extent as it indemnifies and provides such insurance to other members of the Board, pursuant to the Certificate of Incorporation, the DGCL or otherwise. The Company acknowledges and agrees that it (i) is the indemnitor of first resort (i.e., its obligations to the Directors are primary and any obligation of the Stockholder or its Affiliates to advance expenses or to provide indemnification for the same expenses or liabilities incurred by Directors designated by such Stockholder are secondary) and (ii) shall be required to advance the amount of expenses incurred by Directors and shall be liable for the amount of all expenses and liabilities incurred by a Director, in each case to the same extent as it advances expenses and is liable for expenses and liabilities incurred by the other members of the Board, pursuant to the Certificate of Incorporation, the DGCL or otherwise, without regard to any rights that a Director may have against any Stockholder or its Affiliates.

(c) Each Stockholder and the Company hereby agree, notwithstanding anything to the contrary in any other agreement or at law or in equity, that, to the maximum extent permitted by law, when such Stockholder or any of its Permitted Transferees takes any action under this Agreement to give or withhold their consent, such Persons shall have no duty (fiduciary or other) to consider the interests of the Company or the other stockholders of the Company and may act exclusively in their own interest; provided, however, that the foregoing shall in no way affect the obligations of the parties hereto to comply with the provisions of this Agreement.

Section 2.3 Observers.

(a) For so long as a Stockholder beneficially owns Voting Stock representing at least 5% of the outstanding shares of Common Stock (on an as-converted basis), such Stockholder shall be entitled to appoint one individual to attend and observe meetings of the Board or any committee thereof in a non-voting capacity (such individuals, “Observers”). The Observers will be permitted (i) to attend and participate at each meeting of the Board or any committee of which the Stockholder’s Director is a member, and (ii) to receive notice of each meeting of the Board and such committee, each written consent in lieu of a meeting and copies of any materials delivered to the Directors in connection therewith at the same time and in the same manner that such notice and such materials are provided to the Directors. Under no circumstances shall any Observers be counted for purposes of voting, quorum or any other reason or be considered a Director. Each Observer shall agree to maintain the confidentiality of all non-public information and proceedings of the Board pursuant to the terms and conditions of a confidentiality agreement in the form attached hereto as Exhibit A. Notwithstanding any rights to be granted or provided to the Observers hereunder, the Company may exclude an Observer from access to any Board or committee materials or information or meeting or portion thereof or written consent if the Board or applicable committee determines, in good faith, that including such Observer in discussions relating to such determination (but not requiring the affirmative vote of such Observer) and/or that such access would reasonably be expected to (i) adversely affect the attorney-client privilege between the Company, the Board or any committee thereof and such Person’s counsel, (ii) result in a conflict of interest with the Company (other than a conflict of interest with respect to the relevant Stockholder’s ownership interest in the Company or rights under the documents entered into in connection with the Transactions) or (iii) cause the Board (or such committee) to breach its fiduciary duties; provided, that such exclusion shall be limited to the portion of the Board or committee material or information and/or meeting or written consent that is the basis for such exclusion and shall not extend to any portion of the Board or committee material or information and/or meeting or written consent that does not involve or pertain to such exclusion; provided that the Board shall treat all similarly situated Observers equally such that no Observer shall be excluded unless all other Observers whose participation in such meeting of the Board, or portions thereof, or receipt of such information, or portions thereof, would result in a similar concern are also excluded. The decision of the Board (or such committee) shall be final and binding on the parties hereto, and each Stockholder hereby waives any objection to such decision and agrees to cause its applicable Observer to not interpose any objection to any such decision. The Observers will not be entitled to compensation from the Company.

(b) Any Observer appointed by the Charter Stockholder may be removed (with or without cause) from time to time and at any time by the Charter Stockholder upon notice to the Company, any Observer appointed by the Qurate Stockholder may be removed (with or without cause) from time to time and at any time by the Qurate Stockholder upon notice to the Company, and any Observer appointed by the Cerberus Stockholder may be removed (with or without cause) from time to time and at any time by the Cerberus Stockholder upon notice to the Company.

Section 2.4 Voting. For so long as a Stockholder beneficially owns Voting Stock representing at least 5% of the outstanding shares of Common Stock on an as-converted basis, such Stockholder covenants to the Company that it shall (a) vote, or provide a written consent or proxy with respect to, its Voting Stock in favor of each Director that the Company is required to nominate in accordance with Section 2.1 at each annual or special meeting of shareholders at which Directors are to be elected and (b) cause its Director(s) to vote for Director appointments required by this Agreement. Each Stockholder and Permitted Transferee shall be present, in person or by proxy, at all meetings of the stockholders of the Company so that all shares of Preferred Stock or Common Stock beneficially owned by the such Persons may be counted for the purposes of determining the presence of a quorum and voted in accordance with this Agreement at such meetings (including at any adjournments or postponements thereof).

Section 2.6 Restriction on Other Agreements. The Stockholders shall not, directly or indirectly, grant any proxy or enter into or agree to be bound by any voting trust, agreement or arrangement of any kind with respect to their shares of Voting Stock if and to the extent the terms thereof conflict with the provisions of this Agreement (whether or not such proxy, voting trust, agreement or agreements are with other holders of shares of Common Stock or Preferred Stock that are not parties to this Agreement or otherwise).

ARTICLE III

OWNERSHIP AND TRANSFER OF STOCK

Section 3.1 Restrictions on Transfer.

(a) Subject to the exceptions set forth below, each Stockholder agrees not to, without the prior written consent of the Board (excluding any Directors designated by the Stockholder seeking a Transfer), directly or indirectly, (i) transfer, sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of any shares of Preferred Stock held by such Stockholder, including any shares of Common Stock issued or issuable upon conversion of such shares of Preferred Stock (“Lock-Up Shares”), (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of, or Hedge, such Lock-Up Shares, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii) (the actions specified collectively in clauses (i) – (ii), other than any entry into a cash-settled Hedge, a “Transfer”), in each case, for one (1) year after the Closing Date. Thereafter, until the two (2) year anniversary of the Closing Date, subject to the exceptions set forth below, each Stockholder agrees (without the prior written consent of the Board, excluding any Directors designated by the Stockholder seeking a Transfer or cash-settled Hedge) not to Transfer or enter into a cash-settled Hedge with respect to more than 50% of such Stockholder’s Initial Preferred Stock Ownership, including any shares of Common Stock issued or issuable upon conversion of such Preferred Stock; provided that in connection with any such Transfer permitted until the two (2) year anniversary of the Closing Date or any Transfer after such date, such Stockholder shall not Transfer any shares of Preferred Stock held by such Stockholder, including any shares of Common Stock issued or issuable upon conversion of such shares of Preferred Stock, to an Activist Investor, to a Competitor or to a Restricted Person, in each case, to the extent that the identity of the transaction counterparty can be reasonably ascertained and such Person meets the applicable definition thereof to such Stockholder’s knowledge after reasonable inquiry (excluding (x) any block trade in which a broker-dealer will attempt to sell the shares to a third-party as agent or other similar transactions with a financial intermediary, (y) any Transfers into the public market pursuant to a bona fide, broadly distributed underwritten public offering or (z) Transfers through a bona fide sale to the public, which is not directed at a particular transferee, without registration effectuated pursuant to Rule 144 under the Securities Act (such transactions in clauses (x) through (z), a “Marketed Transfer”)); provided that the provisions of the foregoing clause shall not apply in connection with a Transfer of shares of Preferred Stock or Common Stock issued upon conversion of the Preferred Stock in connection with any foreclosure or exercise of remedies under a Permitted Loan in which case only the Foreclosure Limitations shall be applicable. If the Board consents to a Transfer by one Stockholder pursuant to this Section 3.1(a), it shall treat requests for Transfers by other Stockholders in an equivalent manner such that it shall not unreasonably withhold its consent to any substantially similar Transfer by any such other Stockholder.

(b) Any attempt to Transfer in violation of the terms of this Agreement shall be null and void ab initio and no right, title or interest therein or thereto shall be transferred to the purported transferee. The Company will not give, and will not permit the Company’s transfer agent to give, any effect to such attempted Transfer on its records.

(c) Subject to Section 6.16, each certificate and/or book-entry interest representing shares of Preferred Stock or Common Stock issuable upon conversion of shares of Preferred Stock held by any Stockholder (or its Permitted Transferees) will bear a legend in substantially the following form:

“The securities represented by this certificate have not been registered under the United States Securities Act of 1933, as amended (the “Act”), or applicable state securities laws and may not be transferred, sold or otherwise disposed of except while a registration statement relating thereto is in effect under the Act and applicable state securities laws or pursuant to an exemption from registration under such or act or such laws. The securities represented by this certificate are subject to transfer restrictions set forth in the Stockholders Agreement, dated as of [_], 2021 as it may be amended from time to time by and among comScore, Inc. (the “Company”), Charter Communications Holding Company, LLC, Qurate Retail, Inc., and Pine Investor, LLC (the “Stockholders Agreement”). The Stockholders Agreement contains, among other things, restrictions on the Transfer of the securities of the Company and other restrictions on the actions by certain stockholders of the Company relating to the Company and/or its securities. A copy of the Stockholders Agreement is available upon request from the Company.”.

(d) Notwithstanding anything to the contrary herein, the restrictions set forth in Section 3.1(a) shall not apply to the following:

(i) Transfers to any Affiliate of such Stockholder, including an affiliated investment fund, co-investment vehicle or aggregator vehicle (or equivalent) controlled, managed or advised by such Stockholder or an Affiliate of such Stockholder;

(ii) Transfers by virtue of laws of the state of the entity’s organization and the entity’s organizational documents upon dissolution of the entity (any transferees pursuant to clauses (i) and (ii), “Permitted Transferees”);

(iii) Transfers in connection with a change of control of a Stockholder;

(iv) Transfer or issuances of any limited partnership interests or other equity interests in a Stockholder (or any direct or indirect parent entity of such Stockholder, including any affiliated investment fund, co-investment vehicle or aggregator (or equivalent)) (provided that any transferor or transferee thereof shall be controlled (directly or indirectly) by the Person (directly or indirectly) controlling such Person immediately prior to such transfer);

(v) Transfers to the Company, subject to Section 4.1(e);

(vi) Transfers in the event of a liquidation, merger, consolidation, stock exchange, business combination, tender offer or other similar transaction which results in all holders of the Company’s Voting Stock having the right to exchange their Voting Stock for cash, securities or other property (including, for the avoidance of doubt, any tender offer or exchange offer that is for less than all of the outstanding shares of Common Stock of the Company);

(vii) Transfers after commencement by the Company or a significant subsidiary (as such term is defined in Rule 12b-2 under the Exchange Act) of the Company (other than Rentrak, LLC, formerly Rentrak Corporation) of bankruptcy, insolvency or other similar proceedings;

(viii) Transfers in connection with a Permitted Loan (and any foreclosure by such financial institution or Transfer to such financial institution in lieu of foreclosure and subsequent sale of the securities), as long as such financial institution agrees with the relevant Stockholder (with the Company as an express third party beneficiary of such agreement) that following such foreclosure or in connection with such Transfer it shall not directly or indirectly Transfer (other than pursuant to a broadly distributed offering or a sale effected through a broker-dealer) such foreclosed or Transferred, as the case may be, Lock-Up Shares to a Competitor, Activist Investor or Restricted Person without the Company’s consent (such agreement by the relevant financial institution, the “Foreclosure Limitations”) (it being understood that a list of Competitors, Activist Investors and Restricted Persons shall be set forth in any issuer agreement entered into at the time of the Permitted Loan or as otherwise agreed between the Company, the relevant Stockholder and/or the relevant financial institution(s), as the case may be). Subject to the Foreclosure Limitations, nothing contained in this Agreement shall prohibit or otherwise restrict the ability of any lender (or its securities’ affiliate) or collateral agent to foreclose upon, or accept a Transfer in lieu of foreclosure, and sell, dispose of or otherwise Transfer the Preferred Stock and/or shares of Common Stock issued upon conversion of Preferred Stock (including shares of Common Stock received upon conversion or redemption of the Preferred Stock following foreclosure or Transfer in lieu of foreclosure on a Permitted Loan) mortgaged, hypothecated and/or pledged to secure the obligations of the borrower following an event of default under a Permitted Loan. Subject to the preceding provisions of this clause (viii), in the event that any lender or other creditor under a Permitted Loan transaction (including any agent or trustee on their behalf) or any Affiliate of the foregoing exercises any rights or remedies in respect of the Preferred Stock or the shares of Common Stock issuable or issued upon conversion of the Preferred Stock or any other collateral for any Permitted Loan, no lender, creditor, agent or trustee on their behalf or Affiliate of any of the foregoing (other than, for the avoidance of doubt, a Stockholder or its Affiliates) shall be entitled to any rights or have any obligations or be subject to any Transfer restrictions or limitations hereunder except and to the extent for those expressly provided for in this Agreement; or

(ix) a Distribution Transaction.

provided that, in the case of clauses (i) and (ii), the Permitted Transferees (if not already a party hereto) must agree in writing to be bound by this Agreement (in a customary form and substance reasonably satisfactory to the Company).

Section 3.2 Standstill. Each Stockholder agrees that, until such time that such Stockholder beneficially owns Voting Stock representing less than 5% of the outstanding shares of Common Stock (on an as-converted basis), none of it or its Affiliates will, directly or indirectly, do any of the following unless requested or approved in advance in writing by the Company:

(a) for a period of twelve months following the Closing Date, acquire, directly or indirectly, by purchase or otherwise, any securities or direct or indirect rights or options to acquire any shares of Preferred Stock or Common Stock (including any derivative securities or contracts or instruments in any way related thereto) of the Company from any other Stockholder or any of its Affiliates; provided that the foregoing restriction in this Section 3.2(a) shall not apply to any acquisition pursuant to any Stockholder’s exercise of the Right of First Refusal in connection with a Transfer that is permitted by Section 3.1;

(b) acquire, directly or indirectly, by purchase or otherwise, any securities or direct or indirect rights or options to acquire any shares of Preferred Stock or Common Stock (including any derivative securities or contracts or instruments in any way related thereto) of the Company such that after such acquisition the Stockholder and its Affiliates would beneficially own 45% or more of the outstanding shares of Common Stock (on an as-converted basis); provided that the foregoing restriction in this Section 3.2(b) shall not apply to any acquisition (i) pursuant to Section 4.2 (Preemptive Rights) of this Agreement or any Stockholder’s exercise of its Right of First Refusal in connection with a Transfer that is permitted by Section 3.1 or (ii) that is the result of operation of Section 10 (Anti-Dilution Adjustments) of the Certificate of Designation;

(c) make, or in any way participate in, directly or indirectly, any “solicitation” of “proxies” (within the meaning of Rule 14a-1 under the Exchange Act) to vote any Voting Stock of the Company or its subsidiaries, or call or seek to call a meeting of the Company’s stockholders or initiate any stockholder proposal for action by the Company’s stockholders or seek the removal of any director from the Board of the Company (other than pursuant to Article II of this Agreement);

(d) make any public announcement with respect to, or submit a proposal for, or offer of (with or without conditions) any merger, consolidation, business combination, tender or exchange offer, restructuring, recapitalization or other extraordinary transaction of or involving the Company or any of its subsidiaries or their securities or assets (except (i) any nonpublic proposal to the Board that would not require the Company, such Stockholder or any other Person to make any public announcement or other disclosure with respect thereto or (ii) any public disclosure in any filings by the Stockholder or its Affiliates with the SEC to the extent required by applicable law or stock exchange rules);

(e) form, join or in any way participate in a “group” (as defined in Section 13(d)(3) of the Exchange Act) in connection with any Voting Stock of the Company or its subsidiaries, including with any other Stockholder or any of its Affiliates; provided that taking any action as required by this Agreement shall not constitute a violation of this Section 3.2(e);

(f) take any action that would reasonably be expected to cause or require of the Company to make a public announcement regarding any actions prohibited by this Section 3.2;

(g) contest the validity or enforceability of this Section 3.2; or

(h) enter into any arrangements, understandings or agreements (whether written or oral) with, or advise, assist or encourage, any other persons to do any of the foregoing;

provided, however, that nothing contained in this Section 3.2 shall limit, restrict or prohibit (i) any confidential, non-public discussions with or communications or proposals to management or the Board by the Stockholder, its Affiliates or Representatives related to any of the foregoing, (ii) a Stockholder’s ability to vote, Transfer, convert, exercise its rights under Section 4.2 (Preemptive Rights) or Section 3.3 (Right of First Refusal) or otherwise exercise rights with respect to its Common Stock or Preferred Stock in accordance with the terms and conditions of this Agreement and the Certificate of Designations or (iii) the ability of any Stockholder’s Director to vote or otherwise exercise his or her duties or otherwise act in his or her capacity as a member of the Board; provided, further, that, for the avoidance of doubt, any shares of Preferred Stock and Common Stock held by a Stockholder or its Permitted Transferee shall be subject to the terms and restrictions set forth in this Agreement and the Certificate of Designations, including the limitations on voting set forth in Section 12 of the Certificate of Designations.

Notwithstanding the foregoing, the restrictions set forth in this Section 3.2 shall not apply if any of the following occurs (provided, that, in the event any matter described in clauses (a) or (b) of this paragraph has occurred and resulted in the restrictions imposed under this Section 3.2 ceasing to apply to a Stockholder, then, in the event the transaction related to such matter has not occurred within twelve (12) months of the date on which the Stockholder was released from such restrictions, then so long as such transaction is not being actively pursued at such time, the restrictions set forth in this Section 3.2 shall thereafter resume and continue to apply in accordance with their terms (provided that such restrictions shall not resume and continue to apply if such Stockholder has publicly taken any tangible steps with respect to any action or matter that would be prohibited by this Section 3.2 and such Stockholder is at that time continuing to pursue such action or matter, in which case such restrictions shall resume and continue to apply following such time as such Stockholder has ceased to pursue such action or matter)): (a) in the event the Company enters into a definitive agreement for a merger, consolidation or other business combination transaction as a result of which the stockholders of the Company would own (including, but not limited to, beneficial ownership) Voting Stock of the resulting corporation having 50% or less of the votes that may be cast generally in an election of directors if all outstanding Voting Stock were present and voted at a meeting held for such purpose; or (b) in the event that a tender offer or exchange offer for at least 50.1% of the Capital Stock of the Company is commenced by a third person (and not involving any breach, by a Stockholder, of this Section 3.2), which tender offer or exchange offer, if consummated, would result in a Change of Control, and either (1) the directors (excluding any Directors designated by the Stockholders) recommend that the stockholders of the Company tender their shares in response to such offer or do not recommend against the tender offer or exchange offer within ten (10) business days after the commencement thereof or such longer period as shall then be permitted under U.S. federal securities laws or (2) the directors (excluding any Directors designated by the Stockholders) later publicly recommend that the stockholders of the Company tender their shares in response to such offer.

Notwithstanding the foregoing, solely with respect to the Qurate Stockholder, references in this Section 3.2 to Affiliates shall mean Affiliates acting at the direction of or in concert with the Qurate Stockholder or any of its Permitted Transferees and any of the foregoing Persons’ respective Subsidiaries.

Section 3.3 Right of First Refusal.

Subject to applicable securities laws and to the terms and conditions specified in this Section 3.3 and the other restrictions set forth in this Agreement, each Stockholder, on behalf of itself and its controlled Affiliates, hereby grants to each other Stockholder a right of first refusal as set forth below (the “Right of First Refusal”) to purchase shares of Preferred Stock or Common Stock; provided, that, notwithstanding anything herein to the contrary, the Right of First Refusal shall not be granted in respect of Cash-settled Exchangeables and Equity Linked Financings.

(a) From and after the Closing Date, no Stockholder or its controlled Affiliate shall, directly or indirectly through Transferring ownership interest of a controlled Affiliate thereof, Transfer any shares of Preferred Stock or Common Stock to another Person (other than Excluded Transfers and any Marketed Transfers) (each, a “Subject Transaction”) except in accordance with the following provisions:

(i) If, at any time, a Stockholder (the “Transferring Stockholder”) receives a written offer (including from another Stockholder) for a Subject Transaction that the Transferring Stockholder desires to accept, the Transferring Stockholder shall, within three (3) business days following receipt of such offer, deliver, together with a copy of such offer, a written notice (the “Transfer Notice”) to each of the other Stockholders (whether or not a party to the proposed Transfer) (together with each such Stockholder’s Permitted Transferees, a “Non-Transferring Stockholder”) stating (A) its bona fide intention to Transfer such shares of Preferred Stock and/or Common Stock pursuant to such Subject Transaction, (B) the identity of all proposed parties to such Subject Transaction, (C) the number of such shares of Preferred Stock or Common Stock to be Transferred pursuant to such Subject Transaction (the “ROFR Amount”), and (D) the proposed purchase price, which must be payable in cash, and the terms and conditions of the written offer, upon which the Transferring Stockholder proposes to Transfer such shares of Preferred Stock and/or Common Stock (including the proposed date of the closing of the Subject Transaction, which shall in no event be less than forty-five (45) business days from the date of the Transfer Notice) (clauses (B) through (D), collectively, the “Minimum Terms”). The Transfer Notice shall constitute the Transferring Stockholder’s irrevocable, binding offer to Transfer such shares of Preferred Stock or Common Stock to the Non-Transferring Stockholders (as between the Non-Transferring Stockholders, pro rata based on their relative beneficial ownership of the Voting Stock at such time) pursuant to the Minimum Terms.

(ii) Within thirty-five (35) business days after receipt of the Transfer Notice, each of the Non-Transferring Stockholders may elect to purchase any portion or all of its pro rata portion of the ROFR Amount at the price and on the terms and conditions specified in the Transfer Notice. In the event that either of the Non-Transferring Stockholders does not elect to purchase its entire pro rata portion of the ROFR Amount within thirty-five (35) business days after the receipt of the Transfer Notice, the Transferring Stockholder shall notify the other Non-Transferring Stockholder of such election, and such other Non-Transferring Stockholder shall have ten (10) business days after its receipt of such notice to purchase the remaining amount of the ROFR Amount in respect of which such Non-Transferring Stockholder’s rights were not exercised pursuant to this Section 3.3(a). At the end of such ten (10) business day period, if none of the Non-Transferring Stockholders have elected to purchase any of the ROFR Amount or all the Non-Transferring Stockholders, collectively, have not elected to purchase, in the aggregate, the entire ROFR Amount, the Non-Transferring Stockholders will be deemed to have declined to exercise their rights under this Section 3.3(a)(ii) with respect to the balance of the ROFR Amount and the Transferring Stockholder shall have forty-five (45) business days (which forty-five (45) business day period will be extended, if the Transferring Stockholder has entered into a definitive agreement in respect of such Transfer prior to such time and the Transfer is subject to regulatory approval, until four (4) business days after such approval or approvals have been received, but in no event by more than an additional forty-five (45) business days) thereafter to sell the entire ROFR Amount, at a price in cash not lower, and upon other terms and conditions that are not more favorable to the purchasers thereof in any material respect, than the price and the terms and conditions specified in the Transfer Notice. If the Transferring Stockholder has not consummated the Transfer of all or a portion of ROFR Amount within such forty-five (45) business days (or such extended period contemplated by the preceding sentence), the Transferring Stockholder shall not thereafter engage in a Subject Transaction and Transfer any shares of Preferred Stock or Common Stock without first offering such securities to each of the Non-Transferring Stockholders in the manner provided in this Section 3.3(a).

(b) From and after the Closing Date, no Stockholder or its controlled Affiliate shall, directly or indirectly through Transferring ownership interest of a controlled Affiliate thereof, Transfer any shares of Preferred Stock or Common Stock to another Person through a Marketed Transfer (other than an Excluded Transfer) except in accordance with the following provisions:

(i) If a Stockholder intends to execute a Marketed Transfer with respect to shares of Preferred Stock or Common Stock, at least ten (10) business days prior to the proposed initiation date of the Marketed Transfer, such Stockholder shall provide a written notice to the other Stockholders, which notice shall set forth its good faith estimate of the number of shares of Preferred Stock or Common Stock proposed to be Transferred and the proposed purchase price, which must be payable in cash.

(ii) At least five (5) business days prior to the initiation of the Marketed Transfer, the Stockholder shall provide a written notice (a “Marketing Notice”) to each of the other Stockholders stating (i) its bona fide intention to Transfer such shares of Preferred Stock and/or Common Stock pursuant to such Marketed Transfer, (ii) the identity of all proposed parties (including any underwriters) to such Marketed Transfer, to the extent known, (iii) the number of such shares of Preferred Stock or Common Stock to be Transferred pursuant to such Marketed Transfer (the “Marketed Amount”), and (iv) the proposed purchase price, which must be payable in cash, and the other terms and conditions of the Marketed Transfer (clauses (ii) through (iv), collectively, the “Marketing Terms”). The Marketing Notice shall constitute the Transferring Stockholder’s irrevocable, binding offer to Transfer such shares of Preferred Stock or Common Stock to the other Stockholders (as between the other Stockholders, pro rata based on their relative beneficial ownership of the Voting Stock at such time) pursuant to the Marketing Terms.

(iii) Within five (5) business days after receipt of the Marketing Notice, each of the other Stockholders may elect to purchase any portion or all of its pro rata portion of the Marketed Amount at the price and on the terms and conditions specified in the Marketing Notice. At the end of such five (5) business day period, if none of the other Stockholders have elected to purchase any of the Marketed Amount or all the Non-Transferring Stockholders, collectively, have not elected to purchase, in the aggregate, the entire ROFR Amount, the other Stockholders will be deemed to have declined to exercise their rights under this Section 3.3(b)(iii) with respect to the balance of the Marketed Amount and the Transferring Stockholder shall have fifteen (15) business days thereafter to sell through a Marketed Transfer all or any portion of the Marketed Amount in respect of which each of the other Stockholders’ rights were not exercised pursuant to this Section 3.3(b), at a price in cash not lower than 95% of the price set forth in its Marketing Notice, and upon other terms and conditions that are not more favorable to the purchasers thereof in any material respect than the terms and conditions specified in the Marketing Notice. If the Stockholder initiating the Marketed Transfer has not consummated the Marketed Transfer of such Marketed Amount within such fifteen (15) business days, such Stockholder shall not thereafter Transfer any shares of Preferred Stock through a Marketed Transfer without first offering such securities to each of the other Stockholders in the manner provided in this Section 3.3(b).

(c) The closing of the purchase of any ROFR Amount or Marketed Amount by the Stockholder exercising its Right of First Refusal shall occur ten (10) business days after the date on which such Stockholder shall have elected to purchase such ROFR Amount or Marketed Amount; provided that, in the event all required regulatory approvals (including, if required, the expiration or other termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended) have not been received prior to the end of such ten (10) business day period, the closing date shall be extended until two (2) business days after all such required approvals have been received. At the closing, the Stockholder Transferring the ROFR Amount or Marketed Amount shall deliver documents conveying title to such ROFR Amount or Marketed Amount to the purchasing Stockholder(s), free and clear of any liens or encumbrances (except for restrictions arising under any applicable securities laws or this Agreement), and any other instruments or instructions required to effectuate such Transfer and the purchase price shall be paid by wire transfer of immediately available funds, to an account designated by the Stockholder Transferring the ROFR Amount or Marketed Amount at least three (3) business days prior to the closing date.

(d) For the avoidance of doubt, this Section 3.3 may only be enforced, amended or waived by, and shall only inure to the benefit of, the Stockholders and their respective successors and permitted assigns, and the Company shall have no right to enforce, and the consent of the Company is not required to amend or waive, the provisions of this Section 3.3; provided, however, that the Stockholders shall provide the Company with prior notice of any such amendment or waiver.

(e) Notwithstanding anything in this Agreement to the contrary that limits the ability of a Person to assign or transfer its rights hereunder, a Stockholder that exercises its Right of First Refusal pursuant to this Section 3.3 may designate any of its Permitted Transferees to purchase all or part of the shares of such Preferred Stock and/or Common Stock; provided that such Stockholder shall remain obligated to consummate the purchase if such designees fail to do so.

Section 3.4 Issuer Repurchases. Each Stockholder agrees that, at any time when such Stockholder beneficially owns Voting Stock representing at least 45% of the outstanding shares of Common Stock (on an as-converted basis), such Stockholder and its controlled Affiliates will, upon the Company’s prior written notice delivered at least five (5) business days before the proposed repurchase, participate pro rata in any open market repurchases of Common Stock by the Company and execute, deliver, acknowledge and file such other documents and take such further actions as may be necessary to give effect to and carry out this agreement; provided that each Stockholder shall convert a number of shares of Preferred Stock into Common Stock necessary to participate pro rata in such open market repurchases, to the extent required by this Section 3.4 (without regard to any limitations on conversion contained in the Certificate of Designations); provided further that the purchase price for the shares of Common Stock purchased pursuant to this Section 3.4 shall be an amount equal to the greater of: (a) the purchase price proposed to be paid on the open market by the Company for such shares of Common Stock in connection with such open market repurchases and (b) the Liquidation Preference (as defined in the Certificate of Designations) of the shares of Preferred Stock required to be converted into such shares of Common Stock.

Section 3.5 Special Dividend.

(a) On a single occasion after January 1, 2022, upon any Stockholder’s written request (delivered to the Company and each other Stockholder), the Company will take all actions reasonably necessary to pay a one-time dividend on the Preferred Stock (the “Special Dividend”) equal to the highest dividend that the Board determines can be paid at that time subject to the limitations imposed under Delaware law and this Section 3.5, unless within five (5) business days after notification by the Company to the Stockholders of the amount of the highest dividend that can be paid at that time (which dividend shall not be declared or paid during such five (5) business day period), the Stockholders unanimously agree to the payment of a Special Dividend in a lower amount in a writing delivered to the Company. If the Board, pursuant to this Section, determines that the highest amount of Special Dividend that can be paid at such time is less than $50,000,000, then, unless the Stockholders unanimously agree to the payment of a Special

Dividend of less than $50,000,000 in a writing delivered to the Company, no Special Dividend shall be declared or paid and the right to request the payment of the Special Dividend pursuant to the first sentence of this Section 3.5(a) shall remain unused and shall remain available. In connection with the foregoing, the Company shall (i) to the extent required based on the Company’s financial condition, reasonably promptly seek and obtain financing Indebtedness (the “Debt Financing”) to effectuate such Special Dividend and (ii) declare and pay such Special Dividend, which, if the Debt Financing is required, shall be paid substantially contemporaneous with, or reasonably promptly after, the consummation of such Debt Financing; provided that (A) the Company shall not, and shall not be required to, incur any such Debt Financing in an amount that would cause the Company’s Leverage Ratio to be more than 3.00:1.00, determined on a Pro Forma Basis after giving effect to the incurrence of such Debt Financing and the payment of such Special Dividend, and (B) such Debt Financing shall (1) reflect financing and other terms consistent with leveraged finance market practice for non-distressed transactions of this type, taking into account the Company’s LTM Adjusted EBITDA at such time and pro forma total leverage ratio and secured leverage ratio for the transaction and other attributes of the Company as compared to other similarly situated borrowers incurring similar amounts of Indebtedness at such time (provided that the Company shall not agree in the definitive agreement of such Debt Financing to any restrictions on the payment of cash dividends and/or distributions in respect of the Preferred Stock, subject to conditions no more restrictive to the borrower thereunder than the absence of any continuing “event of default” (or similar term used in the definitive documentation for the Debt Financing)), (2) be obtained without any equity or equity-linked features, and (3) have a maturity date of at least three years after the incurrence of such Debt Financing; provided, further, that to the extent that the restrictions in clause (A) of the foregoing proviso would not permit the declaration and payment in full of the maximum amount of the Special Dividend requested by the Stockholder, the Special Dividend shall, to the extent it is at least $50,000,000, nonetheless be effectuated to the maximum amount permitted by clause (A). Notwithstanding the foregoing, if $100,000,000 of Special Dividends and Annual Dividends (as defined in the Certificate of Designations), in aggregate, have been paid on the Preferred Stock, the Company will use any remaining amount of the Special Dividend requested by the Stockholder to pay a pro rata dividend (the “Pro Rata Dividend”) on the Common Stock (with the Preferred Stock participating on an as-converted basis in accordance with Section 4(f) of the Certificate of Designation). For the avoidance of doubt, the Company shall only be obligated to pay a Special Dividend pursuant to this Section 3.5 one time, subject to the second sentence of this Section 3.5(a). If any of the Stockholders requests the payment of a Special Dividend pursuant to this Section 3.5, and such Special Dividend is paid, thereafter, no Stockholder shall be entitled to any further rights pursuant to this Section 3.5, subject to the second sentence of this Section 3.5(a).

(b) For the avoidance of doubt, the Special Dividend shall constitute a “Special Dividend” under Section 4(g) of the Certificate of Designations, except for the portion, if any, comprising the Pro Rata Dividend, which shall constitute a “Participating Dividend” for purposes of Section 4(f) of the Certificate of Designations. Notwithstanding the foregoing or anything to the contrary provided elsewhere herein, (x) the Company shall not be required to take any action that the Company reasonably believes may be prohibited by applicable law, or any action that the Company reasonably believes may constitute a fraudulent conveyance or fraudulent transfer under applicable law and (y) the Company may delay, for a reasonable period of time not to exceed 20 business days, the transactions contemplated by a Stockholder’s request pursuant to this Section 3.5 if pursuing and/or consummating such transaction at such time is not, in the good faith opinion of the Board, in the best interest of the Company because it would (1) materially impede, delay or interfere with any material pending or proposed financing, acquisition, corporate reorganization or other similar transaction involving the Company, (2) materially adversely impair the consummation of any pending or proposed material offering or sale of any class of securities by the Company or (3) require disclosure of material nonpublic information that, if disclosed at such time, would be materially harmful to the interests of the Company and its stockholders.

Section 3.6 Distribution Transaction. In the event the Qurate Stockholder desires to effect a Distribution Transaction after the Closing Date in which it will transfer Voting Stock to a Qualified Distribution Transferee, the Company, the Stockholders and the Qualified Distribution Transferee shall enter into an amendment to this Agreement on or prior to the date of consummation of such Distribution Transaction reasonably satisfactory to each such party pursuant to which the Qualified Distribution Transferee shall assume all rights and obligations of the Qurate Stockholder hereunder, and thereafter, references herein to the Qurate Stockholder shall be deemed references to the Qualified Distribution Transferee. All reasonable, documented out-of-pocket expenses incurred by the Company in connection with the foregoing shall be borne by the Qurate Stockholder and its Affiliate effecting such Distribution Transaction. Notwithstanding anything in this Agreement to the contrary, upon the transfer of all of the Qurate Stockholder’s Voting Stock to one or more Qualified Distribution Transferees, the Qurate Stockholder shall cease to have any obligations under this Agreement.

Section 3.7 Antitrust Filing. If, in connection with the exercise of the rights of any Stockholder or the Company pursuant to, or the applicability of any terms of, the Certificate of Designations or this Agreement, a filing is required pursuant to any applicable Antitrust Laws, then the Company, on the one hand, and the applicable Stockholder, on the other hand, shall, at the request of the Stockholder, (a) as promptly as practicable, make, or cause or be made, all filings and submissions required under applicable Antitrust Laws, and (b) use their commercially reasonable efforts to obtain, or cause to be obtained, approval of the transaction associated with the filing or the termination or expiration of the applicable waiting period (“Antitrust Approval”); and notwithstanding anything to the contrary in the Certificate of Designations or this Agreement, the rights so exercised (or other action taken by the application of the terms thereof) shall be contingent upon, and subject to, the receipt of any required Antitrust Approval (as determined by the Stockholder) and such rights (or other action taken by the application of the terms thereof) shall be delayed until such Antitrust Approval is received; provided that (i) with respect to any such filing resulting from the exercise of a Stockholder’s rights under the Certificate of Designations or this Agreement, any filing or submission fees required under the applicable Antitrust Laws shall be paid by such Stockholder and (ii) with respect to any such filing resulting from the exercise of the Company’s rights under the Certificate of Designations or this Agreement (or other action taken by the application of the terms thereof), any filing or submission fees required under the applicable Antitrust Laws shall be paid by the Company.

ARTICLE IV

GOVERNANCE AND OTHER RIGHTS

Section 4.1 Adverse Changes. The prior written consent of each of the Charter Stockholder, the Qurate Stockholder and the Cerberus Stockholder will be necessary for the Company to directly or indirectly effect or validate any of the following actions, whether or not such approval is required pursuant to the DGCL for as long as such Stockholder beneficially owns Voting Stock representing at least 10% of the outstanding shares of Common Stock (on an as-converted basis):

(a) any amendment, waiver, alteration or repeal (whether by merger, consolidation or otherwise) of any provision of the Certificate of Incorporation (including the Certificate of Designations) or Bylaws;

(b) any action to authorize, create, increase the number of authorized or issued shares of, reclassify any security into, issue or sell any additional Preferred Stock, any Parity Stock or Senior Stock or any other class or series of Capital Stock of the Company ranking senior to, or on a parity basis with, the Preferred Stock as to dividend rights or rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company or any securities or derivatives convertible or exercisable into, or exchangeable for, any of the foregoing securities;

(c) the consummation of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company or the filing of a petition under bankruptcy or insolvency law;

(d) the consummation by the Company of any transaction that would constitute a Change of Control;

(e) any redemption, purchase, acquisition (either directly or through any Subsidiary) or other liquidating payment relating to, any equity securities of the Company (other than redemptions, purchases or other acquisitions in accordance with the net settlement and net exercise features in any employment contract, benefit plan or other similar arrangement with or for the benefit of current or former employees, officers, directors or consultants);

(f) increasing or decreasing the number of directors on the Board or the number of directors on the compensation committee or nomination and governance committee of the Board (except in accordance with the provisions of this Agreement or for purposes of effectuating the appointment right of a Stockholder in Section 2.1);

(g) changing the nature of the Company’s business in any material respect;

(h) changing the entity classification of the Company for U.S. federal income tax purposes;

(i) creating, or authorizing the creation of, or issuing, or authorizing the issuance of, any Indebtedness that would cause the Company’s Leverage Ratio to exceed 3.00:1.00, determined on a Pro Forma Basis after giving effect to the incurrence of such Indebtedness;

(j) hiring, terminating or replacing the Chief Executive Officer of the Company;

(k) declaring any cash dividend on, or making any cash distributions relating to, Junior Stock or Parity Stock other than pursuant to the last sentence of Section 3.5(a);

(l) adopting a shareholder rights plan that does not exempt such Stockholder and its Affiliates and Permitted Transferees from being an “acquiring person” as a result of its holdings as of adoption of the shareholder rights plan (it being understood that such exemption need not relieve any Stockholder from any other restrictions under this Agreement, the Certificate of Designations, the Purchase Agreements or any other document contemplated hereby or thereby);

(m) entering into, or amending, any Related Party Transaction (other than any such transaction substantially comparable to a previously approved transaction with the same party entered in the ordinary course of business on terms that are no less favorable to the Company in the aggregate than (i) the terms of such previously approved transaction in all material respects and (ii) terms that could have been reached with an unrelated third party on a negotiated, arm’s-length basis); provided that any consent with respect to such Related Party Transaction shall not be unreasonably withheld, conditioned or delayed; and

(n) permitting any significant subsidiary (as such term is defined in Rule 12b-2 under the Exchange Act) of the Company to take any of the actions that the Company is prohibited from taking as set forth above.

For purposes of this Section 4.1, the filing in accordance with applicable law of a certificate of designations or any similar document setting forth or changing the designations, powers, preferences, rights, qualifications, limitations and restrictions of any class or series of stock of the Company shall be deemed an amendment to the Certificate of Incorporation.

Section 4.2 Preemptive Rights.

(a) Except for the issuance of Excluded Securities or pursuant to the conversion or exercise of any Capital Stock outstanding on the Closing Date, if, following the Closing Date, the Company authorizes the issuance or sale of any Capital Stock to any Person or Persons (the “Offeree”), the Company shall first offer to sell to the Qualified Stockholders a portion of such Capital Stock equal to the quotient determined by dividing (1) the number of shares of Common Stock beneficially owned by such Qualified Stockholder at such time (determined on an as-converted basis), by (2) the total number of shares of Common Stock then issued and outstanding immediately prior to such issuance (determined on an as-converted basis) (the “Preemptive Percentage”); provided, that a Qualified Stockholder shall not be entitled to acquire any such Capital Stock pursuant to this Section 4.2 to the extent the issuance of such Capital Stock to such Qualified Stockholder would require approval of the stockholders of the Company as a result of such Qualified Stockholder’s status, if applicable, as an Affiliate of the Company or pursuant to the rules and listing standards of NASDAQ, in which case the Company may consummate the proposed issuance of the Capital Stock to other Persons prior to obtaining approval of the stockholders of the Company (subject to compliance by the Company with Section 4.2(f) below). The Qualified Stockholders shall be entitled to purchase such Capital Stock at the same price as such Capital Stock is to be offered to the Offeree; provided that, if the Offeree is required to also purchase other Capital Stock, the Qualified Stockholders shall also be required to purchase the same Capital Stock (at the same price) that the Offeree is required to purchase. The Qualified Stockholders electing to purchase their pro rata share of the Capital Stock authorized for issuance or sale to the Offeree (“Participating Stockholders”) will take all necessary actions in connection with the consummation of the purchase transactions contemplated by this Section 4.2 as requested by the Board, including the execution of all agreements, documents and instruments in connection therewith in the form presented by the Company, so long as such agreements, documents and instruments are on customary forms for a transaction of this type and do not require such Participating Stockholders to make or agree to any representation, warranty, covenant or indemnity that is more burdensome than that required of the Offeree in the agreements, documents or instruments in connection with such transaction. If any Qualified Stockholder elects not to purchase any such Capital Stock, or not to purchase all of such Qualified Stockholder’s pro rata portion thereof, each other Qualified Stockholder who has elected to purchase all of such Qualified Stockholder’s full pro rata share of the Capital Stock authorized for issuance or sale to the Offeree (a “Fully Participating Stockholder”) shall be entitled to purchase an additional number of shares of such Capital Stock as set forth below. If a Fully Participating Stockholder desires to purchase such Capital Stock in excess of the portion allocated to such Fully Participating Stockholder pursuant to the first sentence of this Section 4.2(a), then such Fully Participating Stockholder shall be entitled to purchase a number of shares of Capital Stock equal to the aggregate number of shares of Capital Stock that the other Qualified Stockholders elected not to purchase pursuant to the first sentence of this Section 4.2(a); provided that, if there is an oversubscription in respect of such remaining Capital Stock due to more than one Fully Participating Stockholder requesting additional Capital Stock, the oversubscribed amount shall be fully allocated among the Fully Participating Stockholders pro rata based on such Fully Participating Stockholders’ relative Preemptive Percentage.

(b) In order to exercise its purchase rights hereunder, a Qualified Stockholder must, within 15 days after receipt of written notice from the Company describing the Capital Stock being offered, the purchase price thereof, the payment terms and such Qualified Stockholder’s percentage allotment, deliver a written notice to the Company describing its election hereunder (which election shall be absolute and unconditional other than being conditioned upon the consummation of the issuance to the Offeree).

(c) During the 90 days following the expiration of the 15-day offering period described above, the Company shall be entitled to sell the shares of Capital Stock, which the Qualified Stockholders have not elected to purchase, to the Offeree at no less than the purchase price, and upon other terms no more favorable than those, stated in the notice provided under Section 4.2(b) (in addition to the portion of the

Capital Stock the Company is not required to offer to the Qualified Stockholders pursuant to the first sentence of Section 4.2(a)). Any Capital Stock proposed to be offered or sold by the Company to the Offeree after such 90-day period, or at a price not complying with the immediate preceding sentence, must be reoffered to the Qualified Stockholders pursuant to the terms of this Section 4.2 prior to any sale to the Offeree.

(d) In the event that a Qualified Stockholder is not entitled to acquire any Capital Stock pursuant to Section 4.2(a) because such issuance would require the Company to obtain stockholder approval in respect of the issuance of such Capital Stock to such Qualified Stockholder as a result of any such Qualified Stockholder’s status, if applicable, as an Affiliate of the Company or pursuant to the rules and listing standards of NASDAQ, the Company shall, upon the Qualified Stockholder’s reasonable request delivered to the Company in writing within seven (7) business days following its receipt of the written notice of such issuance to the Qualified Stockholder pursuant to Section 4.2(b), at the Qualified Stockholder’s election, (i) waive the restrictions set forth in Section 3.2 solely to the extent necessary to permit such Qualified Stockholder to acquire such number of shares of Capital Stock equivalent to its Preemptive Percentage of such issuance such Qualified Stockholder would have been entitled to purchase had it been entitled to acquire such Capital Stock pursuant to Section 4.2(a); (ii) consider and discuss in good faith modifications proposed by the Qualified Stockholder to the terms and conditions of such portion of the Capital Stock which would otherwise be issued to the Qualified Stockholder such that the Company would not be required to obtain stockholder approval in respect of the issuance of such new Capital Stock as so modified; and/or (iii) solely to the extent that stockholder approval is required in connection with the issuance of Capital Stock to Persons other than the Qualified Stockholders, use reasonable best efforts to seek stockholder approval in respect of the issuance of any Capital Stock to the Qualified Stockholders.

(e) In the case of the offering of Capital Stock for consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the fair value thereof as reasonably determined by the Board; provided, however, that such fair value as determined by the Board shall not exceed the aggregate market price of the securities being offered as of the date the Board authorizes the offering of such securities.

(f) Notwithstanding the foregoing, the Company shall be permitted to sell Capital Stock pursuant to an at-the-market offering program without first offering such Capital Stock to the Stockholders pursuant to this Section 4.2; provided that promptly following such sale, each Stockholder shall be offered the right to purchase Capital Stock in such amount necessary to achieve the same economic effect to such Stockholder as contemplated by, and subject to, this Section 4.2, if such offer would have been made prior to such sale; provided that in such case there shall be deemed to be no dilution to the Preemptive Percentage (or equivalent concepts used to measure or describe the Stockholder’s percentage ownership of the Common Stock on an as-converted basis) for any purpose under this Agreement (including, for the avoidance of doubt, Section 2.1, Section 3.3 and Section 4.2) of any Stockholder who did not purchase the shares of Capital Stock at the time of the initial sale in such at-the-market offering as a result of the application of Section 4.2(f) until such Stockholder has exercised or declined to exercise or waived its rights under the first proviso of this Section 4.2(f) with respect to such proposed issuance of Capital Stock and, for the avoidance of doubt, in the case of any such decline to exercise or waiver of rights under the first proviso of this Section 4.2(f), the Preemptive Percentage shall be diluted accordingly.

(g) Notwithstanding anything in this Agreement to the contrary that limits the ability of a Person to assign or transfer its rights hereunder, a Participating Stockholder may designate any of its Permitted Transferees to purchase all or part of the shares of Capital Stock offered pursuant to Section 4.2(a); provided that such Participating Stockholder shall remain obligated to consummate the purchase if such designees fail to do so.

ARTICLE V

TERMINATION

Section 5.1 Termination. This Agreement shall terminate with respect to any particular Stockholder upon the mutual agreement in writing among the Company and such Stockholder; provided that this Agreement shall terminate automatically as to any particular Stockholder and its Permitted Transferees (within the meaning of clauses (i) and (ii) of such defined term) at such time as such Stockholder no longer beneficially owns at least 5% of the outstanding shares of Common Stock (on an as-converted basis) at any time.

ARTICLE VI

MISCELLANEOUS

Section 6.1 Patents.

(a) Right of First Offer. Without limiting the rights of the Charter Stockholder under Section 6.1(b), if the Company or any of its Subsidiaries contemplates the sale or other disposition of any patent or patent application (patents and patent applications collectively, the “Patents”), other than in connection with the sale of all or substantially all of the Company’s business, a Change of Control or a sale or transfer to or between the Company and its Subsidiaries, the Company shall first make an offering of each such Patent to the Charter Stockholder in accordance with the following provisions:

(i) The Company shall deliver a written notice (the “Patent ROFO Notice”) to the Charter Stockholder stating (A) its bona fide intention to sell or otherwise dispose of each such Patent, (B) if applicable, the identity of all contemplated parties to such sale or disposition, (C) each Patent to be disposed, and (D) the price and the terms and conditions upon which the Company intends to dispose of such Patents.

(ii) Within forty-five (45) business days after receipt of the Patent ROFO Notice, the Charter Stockholder may elect to purchase all or a portion of the Patents identified in such Patent ROFO Notice at the price and on the terms and conditions specified in the Patent ROFO Notice, by providing written notice to the Company. If the Charter Stockholder does not elect to purchase all of the Patents identified in such Patent ROFO Notice within forty-five (45) business days after the receipt of the Patent ROFO Notice, the Company or its applicable Subsidiary shall have forty-five (45) business days thereafter to sell the remaining Patents in respect of which the Charter Stockholder’s rights were not exercised pursuant to this Section 6.1(a), subject to Section 6.1(b). If neither the Company nor its applicable Subsidiary has sold such remaining Patents within forty-five (45) business days of the Patent ROFO Notice, the Company shall not, and shall cause its Subsidiaries not to, thereafter dispose of any such Patents without first offering such Patents to the Charter Stockholder in the manner provided in this Section 6.1(a).

(b) Right of First Refusal. Without limiting the rights of the Charter Stockholder under Section 6.1(a), if the Company or any of its Subsidiaries receives a bona fide written offer with respect to the sale or other disposition of any Patents, other than in connection with the sale of all or substantially all of the Company’s business, a Change of Control or a sale or transfer to or between the Company and its Subsidiaries (such sale or other disposition, a “Subject Patent Transaction”), the Company shall not, and shall cause Subsidiaries not to, enter into such Subject Patent Transaction except in accordance with the following provisions:

(i) If, at any time, the Company or any of its Subsidiaries receives a bona fide written offer for a Subject Patent Transaction that the Company or the applicable Subsidiary desires to accept, the Company shall, within three business days following receipt of such offer, deliver, together with a copy of such offer, a written notice (the “Patent ROFR Notice”) to the Charter Stockholder stating (A) its bona fide intention to enter into such Subject Patent Transaction, (B) the identity of all proposed parties to such Subject Patent Transaction, (C) the Patents subject to the Subject Patent Transaction, and (D) the price and the terms and conditions of the written offer, upon which the Company proposes to dispose of such Patents (including the proposed date of the closing of the Subject Patent Transaction, which shall in no event be less than forty-five (45) business days from the date of the Patent ROFR Notice) (clauses (B) through (D), collectively, the “Minimum Patent Terms”). The Patent ROFR Notice shall constitute the Company’s irrevocable, binding offer to sell or otherwise dispose the Patents to the Charter Stockholder pursuant to the Minimum Patent Terms.

(ii) Within forty-five (45) business days after receipt of the Patent ROFR Notice, the Charter Stockholder may elect to purchase all or a portion of the Patents identified in such Patent ROFR Notice at the price and on the terms and conditions specified in the Patent ROFR Notice, by providing written notice to the Company. If the Charter Stockholder does not elect to purchase all of the Patents identified in such Patent ROFR Notice within forty-five (45) business days after the receipt of the Patent ROFR Notice, the Company or its applicable Subsidiary shall have forty-five (45) business days thereafter to sell the remaining Patents in respect of which the Charter Stockholder’s rights were not exercised pursuant to this Section 6.1(b), at a price not lower, and upon other terms and conditions that are not more favorable to the purchasers thereof in any material respect, than the price and the terms and conditions specified in the Patent ROFR Notice. If neither the Company nor its applicable Subsidiary has consummated the sale or other disposition of such remaining Patents within forty-five (45) business days of the Patent ROFR Notice, the Company shall not, and shall cause its Subsidiaries not to, thereafter sell or otherwise dispose of any such Patents without first offering such Patents to the Charter Stockholder in the manner provided in this Section 6.1(b).

(c) Beneficiary. This Section 6.1 may only be enforced by, and shall inure to the benefit of only, the Charter Stockholder, the Company and their respective successors and permitted assigns, and neither the Qurate Stockholder nor the Cerberus Stockholder shall have any right to enforce the provisions of this Section 6.1. Neither this Section 6.1 nor any of the rights or obligations hereunder shall be assigned or delegated by the Charter Stockholder (other than to an Affiliate thereof) or the Company without the prior written consent of the other party.

Section 6.2 Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be personally delivered, sent by nationally recognized overnight courier, mailed by registered or certified mail or be sent by electronic mail to such party at the address set forth below (or such other address as shall be specified by like notice). Notices will be deemed to have been duly given hereunder if (i) personally delivered, when received, (ii) sent by nationally recognized overnight courier, one business day after deposit with the nationally recognized overnight courier, (iii) mailed by registered or certified mail, five business days after the date on which it is so mailed, and (iv) sent by electronic mail with confirmed receipt by the intended recipient thereof on the date sent so long as such communication is transmitted before 5:00 p.m. in the time zone of the receiving party on a business day, otherwise, on the next business day; provided that any notice sent pursuant to clauses (i), (ii) or (iii) shall be accompanied by notice sent by email within one business day after dispatch by such method.

(a) If to the Company, to:

comScore, Inc.

11950 Democracy Drive

Suite 600

Reston, Virginia 20190

Attention: Ashley Wright

Email: awright@comscore.com

(b) If to the Stockholders, to the addresses set forth on the signature pages hereto.

Section 6.3 Severability. The provisions of this Agreement shall be deemed severable, and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is found to be invalid or unenforceable in any jurisdiction, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

Section 6.4 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall be considered one and the same agreement.

Section 6.5 Entire Agreement; No Third Party Beneficiaries. This Agreement (a) constitutes the entire agreement and supersedes all other prior agreements, both written and oral, among the parties hereto with respect to the subject matter hereof and (b) is not intended to confer upon any person, other than the parties hereto, any rights or remedies hereunder.

Section 6.6 Further Assurances. Each party hereto shall execute, deliver, acknowledge and file such other documents and take such further actions as may be reasonably requested from time to time by the other parties hereto to give effect to and carry out the transactions contemplated herein.

Section 6.7 Governing Law; Equitable Remedies.

(a) This Agreement and all actions, proceedings or counterclaims (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of the Stockholders or the Company in the negotiation, administration, performance and enforcement thereof, shall be governed by, and construed in accordance with the laws of the State of Delaware, including its statute of limitations, without giving effect to any choice or conflict of laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

(b) The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions and other equitable remedies to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any of the Chosen Courts (as defined below), this being in addition to any other remedy to which they are entitled at law or in equity. Any requirements for the securing or posting of any bond with respect to such remedy are hereby waived by each of the parties hereto. Each party hereto further agrees that, in the event of any action for an injunction or other equitable remedy in respect of such breach or enforcement of specific performance, it will not assert the defense that a remedy at law would be adequate.

Section 6.8 Consent To Jurisdiction.

(a) Each of the parties: (i) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any Legal Proceeding relating to this Agreement, for and on behalf of itself or any of its properties or assets, in accordance with Section 6.2 or in such other manner as may be permitted by applicable law, and nothing in this Section 6.8 will affect the right of any party to serve legal process in any other manner permitted by applicable law; (ii) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, solely if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any other state or federal court within the State of Delaware) (the “Chosen Courts”) in the event of any dispute or controversy relating to or arising out of this Agreement or the transactions contemplated hereby or thereby; (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (iv) agrees that any Legal Proceeding relating to or arising out of this Agreement or the transactions contemplated hereby or thereby will be brought, tried and determined only in the Chosen Courts; (v) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (vi) agrees that it will not bring any Legal Proceeding relating to or arising out of this Agreement or the transactions contemplated hereby or thereby in any court other than the Chosen Courts unless the Chosen Courts issue a final judgment determining that such court lacks jurisdiction. Each Stockholder and the Company agrees that a final judgment and any interim relief (whether equitable or otherwise) in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law.

(b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY ACKNOWLEDGES AND AGREES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (iii) IT MAKES THIS WAIVER VOLUNTARILY; AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.8.

Section 6.9 Amendments; Waivers.

(a) No provision of this Agreement may be amended or waived unless such amendment or waiver is in writing and signed (i) in the case of an amendment, by each of the parties hereto, and (ii) in the case of a waiver, by each of the parties against whom the waiver is to be effective, subject to the last sentence of Section 3.3.

(b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 6.10 Mutual Drafting. This Agreement shall be deemed to be the joint work product of the parties, and any rule of construction that a document shall be interpreted or construed against a drafter of such document shall not be applicable.

Section 6.11 Assignment. Neither this Agreement nor any of the rights or obligations hereunder shall be assigned or delegated by any of the parties hereto without the prior written consent of the other parties; provided that:

(a) Subject to the restrictions in Section 6.1(c), the rights and obligations of a Stockholder under this Agreement may be assigned to any Permitted Transferee of such Stockholder without the consent of any other party; provided, that (i) the Company is, within a reasonable time prior to such assignment, furnished with written notice of the name and address of such Permitted Transferee; and (ii) such Permitted Transferee agrees in writing to be bound by the provisions of this Agreement, including the rights, interests and obligations so assigned.

(b) In connection with a Transfer by a Stockholder (each, an “Assigning Stockholder”) of least 50% of a Stockholder’s Initial Preferred Stock Ownership to a transferee (who is not a Permitted Transferee of such Assigning Stockholder or the Cerberus Stockholder, Qurate Stockholder or Charter Stockholder), such Assigning Stockholder will have the right, at its election, but subject to the restrictions in Section 6.1(c), to assign its rights and obligations under this Agreement as follows:

(i) such Assigning Stockholder may elect to cause such transferee to succeed such Assigning Stockholder as such Assigning Stockholder hereunder (i.e., as the Cerberus Stockholder, Qurate Stockholder or Charter Stockholder, as applicable), in which case, (A) such Assigning Stockholder shall be entitled to all of the rights and subject to all restrictions, conditions and obligations of such Assigning Stockholder hereunder (including the rights afforded under Section 2.1, Section 2.3, Section 3.5 and Section 4.1) and, for the avoidance of doubt, only such transferee’s (and its Permitted Transferees’) ownership of Preferred Stock and Common Stock shall be considered for purposes of such transferee satisfying the applicable ownership thresholds in this Agreement, and (B) if, following such Transfer, such Assigning Stockholder (and its Permitted Transferees) continue to beneficially own at least 5% of the outstanding shares of Common Stock (on an as-converted basis), such Assigning Stockholder shall, for so long as it (and its Permitted Transferees) continues to beneficially own at least 5% of the outstanding shares of Common Stock (on an as-converted basis), remain entitled to all rights and subject to all restrictions, conditions and obligations of a Stockholder generally set forth in this Agreement (but excluding the rights afforded under Sections Section 2.1, Section 2.3, Section 3.5, Section 4.1 and Section 6.1); or

(ii) such Assigning Stockholder may elect to cause such transferee to be treated as a Stockholder generally hereunder, in which case (A) such transferee shall be entitled to all of the rights and shall be subject to all restrictions, conditions and obligations of a Stockholder generally hereunder (other than rights afforded under Section 2.1, Section 2.3, Section 3.5 and Section 4.1) and (B) such Assigning Stockholder shall continue as the Assigning Stockholder hereunder (i.e., the Cerberus Stockholder, Qurate Stockholder or Charter Stockholder, as applicable) and remain entitled to all rights and subject to all restrictions, conditions and obligations of such Assigning Stockholder set forth in this Agreement (including the rights afforded under Section 2.1, Section 2.3, Section 3.5 and Section 4.1) based on such Assigning Stockholder’s and its (and its Permitted Transferees’) ownership of Preferred Stock and Common Stock after giving effect to such Transfer;

provided, that such transferee agrees in writing to be bound by the provisions of this Agreement, including the rights, interests and obligations so assigned.

(c) Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns. The Company agrees that, if requested by an Assigning Stockholder in connection with a Transfer contemplated by Section 6.11(b)(ii), prior to the transferee becoming an “interested stockholder” (as such term is defined in Section 203(c)(5) of the DGCL) with respect to the Company, the Board shall approve (x) such transferee Stockholder as an “interested stockholder” within the meaning of Section 203(c)(5) of the DGCL and (y) the receipt of Capital Stock by such transferee Stockholder pursuant to such Transfer for purposes of Section 203(a)(1) of the DGCL.

Section 6.12 Performance. Each Stockholder shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth in this Agreement to be performed by any of its Subsidiaries and/or Affiliates and representatives. The Company shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth in this Agreement to be performed by any of its Subsidiaries and/or Affiliates and representatives. Each party (including its permitted successors and assigns) further agrees that it shall (a) give timely notice of the terms, conditions and continuing obligations contained in this Section 6.12 to all of their respective Affiliates and representatives and (b) cause all of their respective Affiliates and representatives not to take, or omit to take, any action which action or omission would violate or cause such party to violate this Agreement.

Section 6.13 Independent Nature of Stockholders’ Obligations and Rights. The obligations of each Stockholder under this Agreement are several and not joint with the obligations of any other Stockholder, and a Stockholder shall not be responsible in any way for the performance of the obligations of any other Stockholder under this Agreement. Nothing contained herein, and no action taken by a Stockholder pursuant hereto shall be deemed to constitute a partnership, an association, a joint venture or any other kind of entity between the Stockholder and the other Stockholders, or create a presumption that the Stockholder and the other Stockholder(s) are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Stockholder shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement or the Certificate of Designation, and it shall not be necessary for the other Stockholders to be joined as an additional party in any proceeding for such purpose.

Section 6.14 Business Opportunities. To the fullest extent permitted by Section 122(17) of the DGCL (or any successor provision) and except as may be otherwise expressly agreed in writing by the Company and the Stockholders, the Company, on behalf of itself and its Subsidiaries, renounces any interest or expectancy of the Company and its Subsidiaries in, or in being offered an opportunity to participate in, business opportunities, that are from time to time presented to the Stockholders or any of their respective officers, representatives, directors, agents, stockholders, members, partners, Affiliates, Subsidiaries (other than the Company and its Subsidiaries), or any of their respective designees on the Board and/or any of their respective representatives who, from time to time, may act as officers of the Company, even if the opportunity is one that the Company or its Subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so, and no such person shall be liable to the Company or any of its Subsidiaries for breach of any fiduciary or other duty, as a director or officer or otherwise, by reason of the fact that such person pursues or acquires such business opportunity, directs such business opportunity to another person or fails to present such business opportunity, or information regarding such business opportunity, to the Company or its Subsidiaries unless such business opportunity is disclosed to the applicable director or officer in his or her capacity as such. Any Person purchasing or otherwise acquiring any interest in any shares of Capital Stock of the Company shall be deemed to have notice of and consented to the provisions of this Section 6.14. Neither the alteration, amendment or repeal of this Section 6.14, nor the adoption of any provision of the Certificate of Incorporation or this Certificate of Designations inconsistent with this Section 6.14, nor, to the fullest extent permitted by Delaware law, any modification of law, shall eliminate or reduce the effect of this Section 6.14 in respect of any business opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for this Section 6.14, would accrue or arise, prior to such alteration, amendment, repeal, adoption or modification. If any provision or provisions of this Section 6.14 shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (a) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Section 6.14 (including, without limitation, each portion of any paragraph of this Section 6.14 containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Section 6.14 (including, without limitation, each such portion of any paragraph of this Section 6.14 containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Company to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Company to the fullest extent permitted by law. This Section 6.14 shall not limit any protections or defenses available to, or indemnification or advancement rights of, any director, officer, employee or agent of the Company under the Certificate of Incorporation, the Bylaws, any other agreement between the Company and such director, officer, employee or agent or applicable law.

Section 6.15 Information Rights.

(a) Following the Closing Date and so long as the Stockholder continues to beneficially own a number of shares of Preferred Stock representing at least 5% of the outstanding shares of Common Stock (on an as-converted basis), the Company agrees to provide each Stockholder and its Permitted Transferees with the following:

(i) within 90 days after the end of each fiscal year of the Company, (A) an audited, consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal year, (B) an audited, consolidated income statement of the Company and its Subsidiaries for such fiscal year and (C) an audited, consolidated statement of cash flows of the Company and its Subsidiaries for such fiscal year; provided that this requirement shall be deemed to have been satisfied if on or prior to such date the Company files its annual report on Form 10-K for the applicable fiscal year with the SEC;

(ii) within 45 days after the end of each of the first three quarters of each fiscal year of the Company, (A) an unaudited, consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal quarter, (B) an unaudited, consolidated income statement of the Company and its Subsidiaries for such fiscal quarter and (C) an unaudited, consolidated statement of cash flows of the Company and its Subsidiaries for such fiscal quarter; provided that this requirement shall be deemed to have been satisfied if on or prior to such date the Company files its quarterly report on Form 10-Q for the applicable fiscal quarter with the SEC; and

(iii) reasonable access, to the extent reasonably requested by a Stockholder, to the offices and the properties of the Company and its Subsidiaries, including its and their books and records, and to discuss its and their affairs, finances and accounts with its and their officers, all upon reasonable notice and at such reasonable times and as often as the Stockholder may reasonably request; provided that any investigation pursuant to this Section 6.15 shall be conducted in a manner as not to interfere unreasonably with the conduct of the business of the Company and its Subsidiaries;

(b) Notwithstanding anything to contrary in the foregoing, the Company shall not be obligated to provide such access or materials if the Company determines, in its reasonable judgment, that doing so would reasonably be expected to (i) result in the disclosure of trade secrets or competitively sensitive information to third parties, (ii) violate applicable law, an applicable order or a contract or obligation of confidentiality owing to a third party, (iii) jeopardize the protection of an attorney-client privilege, attorney work product protection or other legal privilege (provided, however, that the Company shall use reasonable efforts to provide alternative, redacted or substitute documents or information in a manner that would not result in the loss of the ability to assert attorney-client privilege, attorney work product protection or other legal privileges), or (iv) expose the Company to risk of liability for disclosure of personal information; provided that the Company shall use reasonable best efforts to disclose such information in a manner that would not violate the foregoing.

Section 6.16 Financing Cooperation. If requested by a Stockholder or its Permitted Transferees, the Company will provide the following cooperation (in each case, all reasonable, documented out-of-pocket expenses incurred by the Company in connection with the foregoing, shall be borne by such Stockholder) in connection with the Stockholder and its Permitted Transferees obtaining any Permitted Loan: (i) entering into an issuer agreement (an “Issuer Agreement”) with each lender in customary form in connection with such transactions (which agreement may include, without limitation, agreements and obligations of the Company relating to procedures and specified time periods for effecting transfers and/or conversions upon foreclosure, agreements to not hinder or delay exercises of remedies on foreclosure, acknowledgments regarding corporate policy, if applicable, certain acknowledgments regarding securities law status of the pledge arrangements and a specified list of Competitors, Activist Investors and Restricted Persons) and subject to the consent of the Company (which will not be unreasonably withheld or delayed), with such changes thereto as are requested by such lender and customary for similar financings, (ii) using reasonable best efforts to (A) remove any restrictive legends on certificates representing pledged Preferred Stock or Common Stock issued upon conversion of Preferred Stock and depositing any pledged Preferred Stock or Common Stock issued upon conversion of Preferred Stock in book entry form on the books of The Depository Trust Company, in each case when eligible to do so (and providing any necessary indemnities to the transfer agent in connection therewith) or (B) without limiting the generality of clause (A), if such Preferred Stock is eligible for resale under Rule 144A, depositing such pledged Preferred Stock in book entry form on the books of The Depository Trust Company or other depository with customary Rule 144A restrictive legends, (iii) if so requested by such lender or counterparty, as applicable, re-registering the pledged Preferred Stock or Common Stock issued upon conversion of Preferred Stock in the name of the relevant lender, counterparty, custodian or similar party to a Permitted Loan, with respect to Permitted Loans solely as securities intermediary and only to the extent the Stockholder, its Permitted Transferees (or its or their Affiliates) continue to beneficially own such pledged Preferred Stock or Common Stock issued upon conversion of Preferred Stock, (iv) entering into customary triparty agreements with each lender and the Stockholder (and its Permitted Transferees and its and their Affiliates) relating to the delivery of the Preferred Stock or Common Stock issued upon conversion of Preferred Stock to the relevant lender for crediting to the relevant collateral accounts upon funding of the loan and payment of the purchase price including a right for such lender as a third party beneficiary of the Company’s obligations hereunder to issue the Preferred Stock or Common Stock issued upon conversion of Preferred Stock upon payment of the purchase therefor in accordance with the terms of this Agreement and (v) such other cooperation and assistance as the Stockholder and its Permitted Transferees may reasonably request (which cooperation and assistance, for the avoidance of doubt, shall not include any requirements that the Company deliver information, compliance certificates or any other materials typically provided by borrowers to lenders) that will not unreasonably disrupt the operation of the Company’s business. Anything in the preceding sentence to the contrary notwithstanding, the Company’s obligation to deliver an Issuer Agreement is conditioned on the Stockholder or its Permitted Transferee certifying to the Company in writing that (A) the loan agreement with respect to which the Issuer Agreement is being delivered constitutes a Permitted Loan being entered into in accordance with this Agreement, the Stockholder or its Permitted Transferee has pledged the Preferred Stock and/or the underlying shares of Common Stock as collateral to the lenders under such Permitted Loan and that the execution of such Permitted Loan and the terms thereof do not violate the terms of this Agreement, (B) to the extent applicable, whether the registration rights under the Registration Rights Agreement, dated as of even date herewith, by and among the Company and the Stockholders, are being assigned to the lenders under that Permitted Loan, (C) the Stockholder, its Permitted Transferees and its and their controlled Affiliates acknowledge and agree that the Company will be relying on such certificate when entering into the Issuer Agreement and any inaccuracy in such certificate will be deemed a breach of this Agreement and (D) the Company is not required to incur any material obligations other than as specifically set forth in the proceeding sentence. The Stockholder and its Permitted Transferees acknowledge and agree that the statements and agreements of the Company in an Issuer Agreement are solely for the benefit of the applicable lenders party thereto and that in any dispute between the Company and the Stockholder (or its Permitted Transferee) under this Agreement the Stockholder and its Permitted Transferees shall not be entitled to use the statements and agreements of the Company in an Issuer Agreement against the Company.

Section 6.17 Sponsor Provisions. Notwithstanding anything to the contrary set forth in this Agreement, none of the terms or provisions of this Agreement (including, for the avoidance of doubt, Section 3.2) shall in any way limit the activities of Cerberus Capital Management L.P. (“Sponsor”) or any of its Affiliates, other than the Cerberus Stockholder and its Permitted Transferees, in their businesses distinct from the corporate private equity business of Sponsor (the “Excluded Sponsor Parties”), so long as (i) no such Excluded Sponsor Party or any of its representatives is acting on behalf of or at the direction of Cerberus Stockholder or any of its Permitted Transferees with respect to any matter that otherwise would violate any term or provision of this Agreement and (ii) no confidential information is made available to any Excluded Sponsor Party or any of its representatives who are not involved in the corporate private equity business of Sponsor by or on behalf of Cerberus Stockholder or any of its Permitted Transferees, except with respect to any such representative who is (x) compliance personnel for compliance purposes and (y) non-compliance personnel of Sponsor who have roles that span both the corporate private equity business of Sponsor and one or more other businesses of Sponsor and are directors or officers of, or function in a similar oversight role at, such Excluded Sponsor Party, as long as confidential information is not otherwise disclosed to or used by or for the benefit of such Excluded Sponsor Party. For the avoidance of doubt, the Cerberus Stockholder may disclose confidential information to (a) its representatives to the extent necessary to obtain their services in connection with its investment in the Company (who in each case have been informed of the confidential nature of the information and who are subject to customary confidentiality and use restrictions), (b) any prospective purchaser of Preferred Stock or Common Stock or prospective financing sources in connection with the syndication and marketing of any Permitted Loan, in each case, as long as such prospective purchaser or lender, as applicable, is subject to customary confidentiality and use restrictions and (c) any Affiliate of Sponsor or any limited partner or prospective partner in an investment fund of Sponsor or its Affiliates (and their respective representatives), in each case (provided that the recipients of such confidential information are subject to customary confidentiality and use restrictions and such information is provided in connection with such Person’s ordinary course compliance, fundraising, monitoring or reporting activities or to monitor, manage and/or evaluate the Cerberus Stockholder’s investment in the Company).

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMPANY:

COMSCORE, INC.

By:
Name:
Title:

[Signature Page to Stockholders Agreement]

STOCKHOLDERS:

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

By:
Name:
Title:

Address:	Charter Communications Holding
Company, LLC
400 Atlantic Street
Stamford, Connecticut 06901

Email:	Pierre.Liduena@charter.com
Connie.Kovach@charter.com

[Signature Page to Stockholders Agreement]

QURATE RETAIL, INC.

By:
Name:
Title:

Address:

Email:

[Signature Page to Stockholders Agreement]

PINE INVESTOR, LLC

By:
Name:
Title:

Address:

Email:

[Signature Page to Stockholders Agreement]

SCHEDULE 1

COMPETITORS

[Intentionally Omitted]

[Schedule 1 to Stockholders Agreement]

SCHEDULE 2

RESTRICTED PERSONS

[Intentionally Omitted]

[Schedule 2 to Stockholders Agreement]

EXHIBIT A

Form of Observer Confidentiality Agreement

[Intentionally Omitted]

[Exhibit A to Stockholders Agreement]

EXHIBIT E

FORM OF CHARTER AGREEMENTS

[Intentionally Omitted]

EXHIBIT F

FORM OF OPINION

[Intentionally Omitted]

EXHIBIT G

FORM OF EQUITY COMMITMENT LETTER

[Intentionally Omitted]

Annex C

EXECUTION VERSION

SERIES B CONVERTIBLE PREFERRED STOCK

PURCHASE AGREEMENT

by and between

COMSCORE, INC.

and

QURATE RETAIL, INC.

Dated as of January 7, 2021

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE PURCHASER		C-45

4.1	Organization; Good Standing	C-45
4.2	Corporate Power; Enforceability	C-45
4.3	Non-Contravention	C-46
4.4	Requisite Governmental Approvals	C-46
4.5	CFIUS	C-46
4.6	Legal Proceedings; Orders	C-46
4.7	Ownership of Company Common Stock	C-47
4.8	Brokers	C-47
4.9	Sufficient Funds	C-47
4.10	Unregistered Securities.	C-47
4.11	Stockholder and Management Arrangements	C-48
4.12	Exclusivity of Representations and Warranties	C-48

ARTICLE V INTERIM OPERATIONS OF THE COMPANY		C-49

5.1	Affirmative Obligations	C-49
5.2	Forbearance Covenants	C-50
5.3	No Solicitation	C-51
5.4	No Control of the Other Party’s Business	C-55

ARTICLE VI ADDITIONAL COVENANTS		C-55

6.1	Required Action and Forbearance; Efforts	C-55
6.2	Antitrust Filings	C-56
6.3	Proxy Statement	C-57
6.4	Company Stockholder Meeting	C-59
6.5	Anti-Takeover Laws	C-59
6.6	Use of Proceeds	C-60
6.7	Access	C-60
6.8	Notification of Certain Matters	C-61
6.9	Public Statements and Disclosure	C-62
6.10	Transaction Litigation	C-62
6.11	Listing of Shares	C-63
6.12	Comcast and Starboard Agreements	C-63
6.13	Directors	C-63
6.14	Certain Other Obligations	C-63
6.15	No Inconsistent Agreements	C-63

ARTICLE VII CONDITIONS TO THE TRANSACTION		C-63

7.1	Conditions to Each Party’s Obligations to Effect the Transaction	C-63
7.2	Conditions to the Obligations of the Purchaser	C-64
7.3	Conditions to the Company’s Obligations to Effect the Transaction	C-66

ARTICLE VIII INDEMNIFICATION		C-67

8.1	Survival of Provisions	C-67
8.2	Indemnification by the Company	C-67
8.3	Indemnification by the Purchaser	C-68
8.4	Limitations to Indemnification	C-68
8.5	Indemnification Procedure	C-70

8.6	Exclusive Remedy	C-71
8.7	Payment of Indemnification Claims	C-71
8.8	Tax Treatment of Indemnification Payments	C-71

ARTICLE IX TERMINATION, AMENDMENT AND WAIVER		C-71

9.1	Termination	C-71
9.2	Manner and Notice of Termination; Effect of Termination	C-73
9.3	Fees and Expenses	C-73
9.4	Amendment	C-76
9.5	Extension; Waiver	C-76

ARTICLE X GENERAL PROVISIONS		C-77

10.1	Notices	C-77
10.2	Tax Matters	C-78
10.3	Assignment	C-79
10.4	Confidentiality	C-79
10.5	Entire Agreement	C-80
10.6	Third Party Beneficiaries	C-80
10.7	Severability	C-80
10.8	Remedies	C-80
10.9	Governing Law	C-81
10.10	Consent to Jurisdiction	C-82
10.11	WAIVER OF JURY TRIAL	C-82
10.12	No Recourse	C-82
10.13	Company Disclosure Letter References	C-83
10.14	Counterparts	C-83

EXHIBITS

Exhibit A	Form of Certificate of Amendment

Exhibit B	Form of Certificate of Designation

Exhibit C	Form of Registration Rights Agreement

Exhibit D	Form of Stockholders Agreement

Exhibit E	Form of Charter Agreements

Exhibit F	Form of Opinion of Vinson & Elkins L.L.P.

Exhibit G	Equity Commitment Letter

SERIES B CONVERTIBLE PREFERRED STOCK

PURCHASE AGREEMENT

This SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of January 7, 2021, by and between comScore, Inc., a Delaware corporation (the “Company”), and Qurate Retail, Inc., a Delaware corporation (the “Purchaser”). The Purchaser and the Company are sometimes referred to herein individually, as a “Party” and collectively, as the “Parties.” All capitalized terms that are used in this Agreement have the respective meanings given to them in Article I.

RECITALS

A. The Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, certain shares of the Series B Preferred Stock in accordance with the provisions of this Agreement (the “Transaction”).

B. The Company Board has (i) determined that it is in the best interests of the Company and the Company Stockholders that the Company enter into this Agreement and the other Transaction Documents and consummate the Transactions and the other transactions contemplated hereby and thereby on the terms and subject to the conditions set forth herein and therein, (ii) approved and declared advisable this Agreement, the other Transaction Documents, the Transactions and the other transactions contemplated hereby and thereby on the terms and subject to the conditions set forth herein and therein, (iii) resolved to recommend that the Company Stockholders approve the Transactions and adopt the Certificate of Amendment and (iv) directed that the Transactions and the Certificate of Amendment be submitted to the Company Stockholders for approval.

C. The managing member of the Purchaser has approved its entry into this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby, including the Transactions, upon the terms and subject to the conditions set forth herein and therein.

D. The Parties desire to (i) make certain representations, warranties, covenants and agreements in connection with this Agreement and the Transaction; and (ii) prescribe certain conditions with respect to the consummation of the Transaction.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements set forth herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, and intending to be legally bound hereby, the Parties agree as follows:

ARTICLE I

DEFINITIONS & INTERPRETATIONS

1.1 Certain Definitions. For all purposes of and pursuant to this Agreement, the following capitalized terms have the following respective meanings:

(a) “Acceptable Confidentiality Agreement” means an agreement with the Company that is either (i) in effect as of the execution and delivery of this Agreement, or (ii) executed, delivered and effective after the execution and delivery of this Agreement, and, in either case, contains provisions that require any counterparty thereto (and any of its Affiliates and representatives named therein) that receives non-public information of, or with respect to, the Company to keep such information confidential; provided, however, that the provisions contained therein are no less restrictive in the aggregate to such counterparty (and any of its Affiliates and representatives as provided therein) than the terms of the Confidentiality Agreement (other than de minimis differences and it being understood that such agreement need not contain any “standstill” or similar provisions or otherwise prohibit the making of any Acquisition Proposal).

(b) “Acquisition Proposal” means any inquiry, indication of interest, offer or proposal (other than an inquiry, indication of interest, offer or proposal by the Purchaser pursuant to this Agreement or the Other Purchasers pursuant to the Other Purchase Agreements) to engage in an Acquisition Transaction.

(c) “Acquisition Transaction” means any transaction or series of related transactions (other than the Transaction) involving:

(i) any direct or indirect purchase or other acquisition by any Person or “group” (as such term is used in Section 13(d) of the Exchange Act) of Persons of shares of capital stock of the Company, including pursuant to a tender offer or exchange offer, that if consummated in accordance with its terms would result in such Person or “group” of Persons beneficially owning (A) more than 10% of the Company Common Stock outstanding (on an as-converted basis, if applicable) or (B) securities convertible into more than 10% of the Company Common Stock outstanding (on an as-converted basis, if applicable), in either case, after giving effect to the consummation of such purchase or other acquisition, including tender or exchange offer;

(ii) any direct or indirect purchase, lease, exchange, transfer, license or other acquisition by any Person or “group” (as such term is used in Section 13(d) of the Exchange Act) of Persons, or stockholders of any such Person or group of Persons, of more than 10% of the consolidated assets of the Company and its Subsidiaries taken as a whole (measured by the fair market value thereof as of the date of such purchase or acquisition);

(iii) any merger, consolidation, business combination, joint venture, repurchase, redemption, share exchange, extraordinary dividend or distribution, recapitalization, reorganization, liquidation, dissolution or other similar transaction involving the Company or any of its Subsidiaries pursuant to which any Person or “group” (as such term is used in Section 13(d) of the Exchange Act) of Persons, or stockholders of any such Person or group of Persons, would beneficially own equity of the Company representing (A) more than 10% of the Company Common Stock outstanding (on an as-converted basis, if applicable) or (B) securities convertible into more than 10% of the Company Common Stock outstanding (on an as-converted basis, if applicable), in either case, after giving effect to the consummation of such transaction; provided that none of the matters set forth on Section 5.2(d) of the Company Disclosure Letter shall constitute an Acquisition Transaction; or

(iv) any other recapitalization or similar transaction involving the satisfaction and discharge of the Company Notes or Foreign Note.

(d) “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of that Person, whether through the ownership of voting securities or partnership or other ownership interests, by Contract or otherwise; provided that none of the Company, the Purchaser or the Other Purchasers shall be deemed to be Affiliates of one another.

(e) “Anti-Corruption Laws” means all applicable Laws and all other statutory or regulatory requirements relating to anti-corruption, anti-bribery and anti-money laundering, including the U.S. Foreign Corrupt Practices Act of 1977, the U.K. Bribery Act 2010 and any other Law implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions applicable to the Company.

(f) “Antitrust Law” means the Sherman Antitrust Act, the Clayton Antitrust Act, the HSR Act, the Federal Trade Commission Act and all other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or significant impediments or lessening of competition or the creation or strengthening of a dominant position through merger or acquisition, in any case that are applicable to the Transaction.

(g) “Audited Company Balance Sheet” means the consolidated balance sheet (and the notes thereto) of the Company and its consolidated Subsidiaries as of December 31, 2019 set forth in the Company’s Annual Report on Form 10-K filed by the Company with the SEC for the fiscal year ended December 31, 2019.

(h) “Business Day” means any day other than Saturday or Sunday or a day on which commercial banks are authorized or required by Law to be closed in New York, New York.

(i) “Cerberus Purchaser” means Pine Investor, LLC, a Delaware limited liability company.

(j) “Cerberus Purchase Agreement” means that certain Series B Convertible Preferred Stock Purchase Agreement, dated as of even date herewith, by and between the Company and the Cerberus Purchaser.

(k) “Certificate of Amendment” means the Certificate of Amendment to Amended and Restated Certificate of Incorporation of the Company, substantially in the form attached to this Agreement as Exhibit A.

(l) “Certificate of Designation” means the Certificate of Designation of the Series B Preferred Stock, substantially in the form attached to this Agreement as Exhibit B.

(m) “Charter Purchaser” means Charter Communications Holding Company, LLC, a Delaware limited liability company.

(n) “Charter Purchase Agreement” means that certain Series B Convertible Preferred Stock Purchase Agreement, dated as of even date herewith, by and between the Company and the Charter Purchaser.

(o) “Code” means the Internal Revenue Code of 1986, as amended.

(p) “Company Board” means the Board of Directors of the Company.

(q) “Company Common Stock” means the common stock, par value $0.001 per share, of the Company.

(r) “Company Fundamental Representations” means the representations and warranties set forth in Section 3.1 (Organization; Good Standing); Section 3.2 (Corporate Power; Enforceability); Section 3.3(a) (Company Board Approval); Section 3.3(b) (Anti-Takeover Laws); Section 3.4 (Requisite Stockholder Approvals); Section 3.5(a) (Non-Contravention); Section 3.7 (Company Capitalization); and Section 3.25 (Brokers).

(s) “Company Material Adverse Effect” means any change, event, effect, occurrence or circumstance that, individually or in the aggregate, (x) has had, or would reasonably be expected to have, a material adverse effect on the assets, business, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole, or (y) prevents or materially impairs or delays, or would reasonably be expected to prevent or materially impair or delay, the consummation of the Transaction; provided, however, that, with respect to clause (x) above, none of the following, and no change, event, effect or circumstance to the extent arising out of or resulting from the following (in each case, by itself or when aggregated), will be deemed to be or constitute a Company Material Adverse Effect or will be taken into account when determining whether a Company Material Adverse Effect has occurred or is reasonably likely to occur (subject to the limitations set forth below):

(i) changes in general economic conditions, or changes in conditions in the global or national economy generally;

(ii) changes in conditions in the financial markets, credit markets or capital markets, including (A) changes in interest rates or credit ratings; (B) changes in exchange rates for the currencies of any country; or (C) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market;

(iii) changes in conditions in the industries in which the Company and its Subsidiaries conduct business;

(iv) changes in regulatory, legislative or political conditions, including any trade wars or tariffs (including any escalation or general worsening of any such conditions) and any change in Law;

(v) any geopolitical conditions, outbreak of hostilities, acts of war, sabotage, cyberterrorism, terrorism, military actions, earthquakes, volcanic activity, hurricanes, tsunamis, tornadoes, floods, mudslides, wildfires or other natural disasters, weather conditions, epidemics and other force majeure events (including any escalation or general worsening thereof);

(vi) any change, event, effect or circumstance resulting from the announcement of this Agreement or the pendency of the Transaction, including the impact thereof on the relationships, contractual or otherwise, of the Company and its Subsidiaries with advertisers, customers, suppliers, licensees, licensors, lenders, business partners, employees, regulators, vendors or any other third Person (provided, however, that this clause (vi) shall not apply to any representation or warranty contained in this Agreement to the extent that such representation or warranty expressly addresses consequences resulting from the announcement or execution of this Agreement or the consummation or pendency of the Transactions);

(vii) the compliance by any Party with its obligations under this Agreement, including any action taken or refrained from being taken (A) as expressly required by this Agreement or (B) to which the Purchaser has expressly approved, consented to or requested in writing following the date of this Agreement;

(viii) changes or proposed changes in GAAP or other accounting standards or in any applicable Laws (or the enforcement or interpretation of any of the foregoing);

(ix) changes in the price or trading volume of the Company Common Stock, in and of itself (it being understood that the underlying cause of such change may be taken into consideration when determining whether a Company Material Adverse Effect has occurred);

(x) any failure, in and of itself, by the Company and its Subsidiaries to meet (A) any public estimates or expectations for the Company’s revenue, earnings or other financial performance or results of operations for any period; or (B) any internal budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the underlying cause of any such failure may be taken into consideration when determining whether a Company Material Adverse Effect has occurred);

(xi) the availability or cost of equity, debt or other financing to the Purchaser;

(xii) any Transaction Litigation threatened, made or brought by any of the Company Stockholders (on their own behalf or on behalf of the Company) or any other third Person against the Company, any of its executive officers or other employees or any member of the Company Board arising out of or related to the Transactions or any other transaction contemplated by this Agreement; and

(xiii) any breach by the Purchaser of this Agreement,

except, in each case of clauses (i), (ii), (iii), (iv), (v), and (viii), to the extent that such change, event, effect or circumstance has had a disproportionate adverse effect on the Company relative to other companies operating in the industries in which the Company and its Subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred.

(t) “Company Notes” means the senior secured convertible notes due January 16, 2022 issued to certain funds affiliated with or managed by Starboard Value LP.

(u) “Company Options” means any options to purchase shares of Company Common Stock, whether granted pursuant to any of the Company Stock Plans or otherwise.

(v) “Company Products” means all Software and other products, services, programs and items (tangible and intangible), in each case, which are currently marketed, licensed, sold or offered for sale by the Company and any services performed by or on behalf of the Company, or from which the Company or its Subsidiaries have derived within the three years preceding the date hereof or is currently deriving revenue from the sale, license, maintenance or other provision thereof.

(w) “Company PSUs” means any performance-based restricted stock units of the Company, whether granted pursuant to any of the Company Stock Plans or otherwise.

(x) “Company RSUs” means any service-based restricted stock units or deferred stock units of the Company, whether granted pursuant to any of the Company Stock Plans or otherwise.

(y) “Company Stock Plans” means the Company’s 2018 Equity and Incentive Compensation Plan, the Company’s 2007 Equity Incentive Plan, the Rentrak Corporation Amended and Restated 2005 Stock Incentive Plan, and the Rentrak Corporation 2011 Stock Incentive Plan, each as may have been amended through the date of this Agreement, and each other Employee Plan that provides for the award of rights of any kind to receive shares of Company Common Stock or benefits measured in whole or in part by reference to shares of Company Common Stock.

(z) “Company Stockholders” means the holders of shares of Company Common Stock.

(aa) “Company Systems” means all Software (including Company Products), computer hardware (whether general or special purpose), information technology, electronic data processing, information, record keeping, communications, telecommunications, networks, interfaces, platforms, servers, peripherals, and computer systems (including any outsourced systems and processes) that are owned, leased, licensed or used by or for, or otherwise relied on by, the Company or its Subsidiaries in the conduct of their businesses.

(bb) “Company Termination Fee” means an amount equal to $1,800,000.

(cc) “Contract” means any contract, subcontract, note, bond, mortgage, indenture, lease, license, sublicense or other instrument, commitment, understanding, undertaking or agreement.

(dd) “Data Security Requirements” means, collectively, all of the following to the extent relating to the Processing of Data or otherwise relating to privacy, security, or security breach notification requirements and applicable to the Company or its Subsidiaries, to the conduct of their businesses, or to any of the Company Systems, Company Products or any Sensitive Information: (i) the Company’s and its Subsidiaries’ own written rules, policies and procedures; (ii) applicable Laws (including, as applicable, the California Consumer Privacy Act, the General Data Protection Regulation (EU) 2016/679 (the “GDPR”), and the ePrivacy Directive 2002/58/EC (“ePrivacy Directive”)); (iii) industry standards applicable to the industry in which the Company or any of its Subsidiaries operates (including, if applicable, the Payment Card Industry Data Security Standard (PCI DSS)); and (iv) Contracts into which the Company or any of its Subsidiaries has entered or by which it is otherwise bound.

(ee) “DOJ” means the United States Department of Justice or any successor thereto.

(ff) “Employee Plan” means each material “employee benefit plan” (within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA) and each other material plan, program, arrangement, policy or contract relating to severance, change in control, employment, compensation, vacation, incentive, bonus, retention, stock option, restricted stock, restricted or deferred stock unit, stock purchase or other equity or equity-based compensation (including all awards under the Company Stock Plans), deferred compensation or other employee benefit plan, program, arrangement, or policy sponsored, maintained or contributed to by the Company or any Subsidiary of the Company for the benefit of any current or former director, officer, independent contractor, or employee of the Company or any Subsidiary or any spouse, dependent, or beneficiary thereof, or with respect to which the Company or any Subsidiary of the Company has or reasonably expects to have any liability or obligation.

(gg) “Environmental Law” means any Law enacted or in effect on or prior to the Closing Date relating to public or worker health and safety (to the extent relating to exposure to Hazardous Materials), the protection of the environment (including ambient or indoor air, surface water, groundwater or land) or pollution, including any such Law relating to the production, use, storage, treatment, transportation, recycling, disposal, discharge, release or other handling of, or exposure to, any Hazardous Materials, or the investigation, clean-up or remediation thereof.

(hh) “Environmental Permits” means Governmental Authorizations required under Environmental Laws.

(ii) “Equity Commitment Letter” means that certain Equity Commitment Letter, dated as of the date of this Agreement, by and between the Cerberus Purchaser and Cerberus Corporate Credit Fund, L.P. substantially in the form attached to this Agreement as Exhibit G, pursuant to which Cerberus Corporate Credit Fund, L.P. has committed, subject to the terms and conditions thereof, to provide equity financing to the Cerberus Purchaser, directly or indirectly, in the amounts set forth therein for the purpose of funding the aggregate value of the consideration payable by the Cerberus Purchaser in the Other Transaction involving the Cerberus Purchaser.

(jj) “ERISA” means the Employee Retirement Income Security Act of 1974.

(kk) “ERISA Affiliate” means, with respect to any entity, trade or business, any other entity, trade or business that is (or was at any relevant time) a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes the first entity, trade or business, or that is (or was at any relevant time) a member of the same “controlled group” as the first entity, trade or business pursuant to Section 4001(a)(14) of ERISA.

(ll) “Exchange Act” means the Securities Exchange Act of 1934.

(mm) “Foreign Note” means the secured promissory note due December 31, 2021 issued by a Subsidiary of the Company (Rentrak B.V.) on December 31, 2019.

(nn) “Fraud” means, with respect to any Person, the omission or misrepresentation of fact by such Person, which omission or misrepresentation involves the intent of such Person to deceive another Person and to induce him, her or it to enter into this Agreement and the actual knowledge by such Person that the omission or misrepresentation made by such Person was inaccurate in any material respect at the time it was made and upon which such other Person has reasonably relied.

(oo) “FTC” means the United States Federal Trade Commission or any successor thereto.

(pp) “GAAP” means generally accepted accounting principles, consistently applied, in the United States.

(qq) “Government Official” means (i) any official, officer, employee, or representative of, or any Person acting in an official capacity for or on behalf of, any Governmental Authority, (ii) any political party or party official or candidate for political office or (iii) any company, business, enterprise or other entity owned, in whole or in part, or controlled by any person described in the foregoing clause (i) or (ii) of this definition.

(rr) “Governmental Authority” means any government, political subdivision, governmental, administrative or regulatory entity or body, department, commission, board, agency or instrumentality, or other legislative, executive or judicial governmental entity, and any court, tribunal, judicial or arbitral body, in each case whether federal, national, state, county, municipal, provincial, local, foreign or multinational.

(ss) “Governmental Authorization” means any authorizations, approvals, licenses, franchises, clearances, permits, certificates, waivers, consents, exemptions, variances, expirations and terminations of any waiting period requirements (including, pursuant to Antitrust Laws) issued by or obtained from, and notices, filings, registrations, qualifications, declarations and designations with, a Governmental Authority.

(tt) “Hazardous Materials” means any substance, waste, or material that is regulated by or for which standards of conduct or liability may be imposed pursuant to Environmental Laws, including petroleum and petroleum byproducts, per- and poly-fluoroalkyl substances, polychlorinated biphenyls, lead, asbestos, noise, radiation, toxic mold, odor and pesticides.

(uu) “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

(vv) “Intellectual Property” means all intellectual property and proprietary rights throughout the world, including: (i) all patents, patent applications, patent disclosures, and inventions and all improvements thereto (whether or not patentable or reduced to practice), and all reissues, continuations, continuations-in-part, revisions, divisional, extensions, applications therefor, and reexaminations in connection therewith (“Patents”); (ii) all copyrights, works of authorship (whether or not copyrightable), moral rights, and all registrations, applications and renewals therefor and any other rights corresponding thereto throughout the world (“Copyrights”); (iii) trademarks, service marks, internet domain names, corporate names, trade dress rights and similar designation of origin and rights therein, other indicia of origin, and all registrations, renewals and applications in connection therewith, together with all of the goodwill associated with any of the foregoing (“Marks”); (iv) rights in trade secrets and confidential and proprietary information, including trade secrets, know-how, business rules, data analytic techniques and methodologies, formulae, ideas, concepts, discoveries, innovations, improvements, results, reports, information, research, laboratory and programmer notebooks, methods, procedures, proprietary technology, operating and maintenance manuals, engineering and other drawings and sketches, customer lists, supplier lists, pricing information, cost information, business manufacturing and production processes and techniques, designs, specifications, and blueprints (collectively, “Trade Secrets”); (v) rights in Software; and (vi) rights in data, databases, data repositories, data lakes and collections of data (collectively, “Data”).

(ww) “Intervening Event” means any change, event, effect or circumstance that has materially improved the business, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole (other than any event, occurrence, fact or change resulting from a breach of this Agreement by the Company), in each case that (i) is not known or is not reasonably foreseeable by the Company Board as of the date hereof, which change, event, effect or circumstance becomes known to the Company Board prior to receipt of the Requisite Stockholder Approvals and (ii) does not relate to any Acquisition Proposal, the Purchaser or the Other Purchasers; provided that in no event shall the following constitute, or be taken into account in determining the existence of, an Intervening Event: (A) the fact that the Company and its Subsidiaries meet or exceed (1) any public estimates or expectations for the Company’s revenue, earnings or other financial performance or results of operations for any period or (2) any internal budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the underlying cause of any such events may be taken into consideration when determining whether an Intervening Event has occurred); (B) changes in the price or trading volume of the Company Common Stock, in and of itself (it being understood that the underlying cause of such change may be taken into consideration when determining whether an Intervening Event has occurred); or (C) changes in conditions generally affecting the industries in which the Company and its Subsidiaries conduct business.

(xx) “IRS” means the United States Internal Revenue Service or any successor thereto.

(yy) “Knowledge” of the Company, with respect to any matter in question, means the actual knowledge of the Company’s Chief Executive Officer, Chief Financial Officer, Chief Product Officer, General Counsel, Chief Commercial Officer and Chief Revenue Officer, in each case after reasonable inquiry.

(zz) “Law” means any federal, national, state, county, municipal, provincial, local, foreign or multinational law, act, statute, constitution, common law, ordinance, code, decree, writ, order, judgment, injunction, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

(aaa) “Legal Proceeding” means any claim, action, charge, complaint, lawsuit, litigation, audit, investigation, inquiry, proceeding, arbitration or other similar legal proceeding brought by or pending before any Governmental Authority, arbitrator or other tribunal.

(bbb) “Lien” means any lien, security interest, deed of trust, mortgage, pledge, encumbrance, restriction on transfer, proxies, voting trusts or agreements, hypothecation, assignment, claim, right of way, defect in title, encroachment, easement, restrictive covenant, charge, deposit arrangement or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any restriction on the voting interest of any security, any restriction on the transfer of any security (except for those imposed by applicable securities Laws) or other asset or any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).

(ccc) “Material Contract” means any of the following Contracts of the Company or any of its Subsidiaries:

(i) any “material contract” (as defined in Item 601(b)(10) of Regulation S-K promulgated by the SEC, other than those agreements and arrangements described in Item 601(b)(10)(iii) of Regulation S-K) with respect to the Company and its Subsidiaries, taken as whole;

(ii) any Contract containing any covenant (A) limiting the right of the Company or any of its Subsidiaries to engage in any line of business that is material to the Company and its Subsidiaries, taken as a whole, or (B) containing and limiting the right of the Company or any of its Subsidiaries pursuant to any “minimum requirement,” “most favored nation” or “exclusivity” provisions, in each case, other than any such Contracts that (1) may be cancelled without material liability to the Company or its Subsidiaries upon notice of 90 days or less or (2) are not material to the Company and its Subsidiaries, taken as a whole;

(iii) any Contract with respect to the future issuance of Company Securities (other than the Other Purchase Agreements, the Company Stock Plans and the awards made thereunder);

(iv) any Contract entered into within the two year period prior to the date of this Agreement (A) relating to a disposition or acquisition of assets by the Company or any of its Subsidiaries that will occur or be consummated after the date of this Agreement for a purchase price in excess of $5,000,000, other than dispositions or acquisitions of products or services in the ordinary course of business or solely among the Company and its Subsidiaries; or (B) pursuant to which the Company or any of its Subsidiaries will acquire after the date of this Agreement any material ownership interest in any other Person or other business enterprise other than any existing Subsidiary of the Company;

(v) any letter of credit in excess of $5,000,000, or any mortgages, indentures, guarantees, loans or credit agreements, security agreements or other Contracts (other than letters of credit) relating to indebtedness, including the borrowing of money or extension of credit, in each case in excess of $5,000,000 other than (A) accounts receivables and payables incurred in the ordinary course of business; (B) loans to Subsidiaries of the Company in the ordinary course of business; (C) intercompany loans, receivables and payables among the Company and its Subsidiaries; and (D) extensions of credit to customers in the ordinary course of business;

(vi) any Contract providing for indemnification of any officer, director or employee by the Company or any of its Subsidiaries, other than pursuant to such entity’s Organizational Documents, as required to be provided by the law of the jurisdiction of such entity’s organization, and Contracts entered into with employees covering actions taken within the scope of employment or with third party service providers for nominee or similar services, in each case, in a customary form;

(vii) any Contract that involves a joint venture, partnership or similar arrangement, in each case, involving the ownership of equity interests in another Person;

(viii) any Contract (other than purchase orders in the ordinary course of business that are terminable or cancelable without penalty on 90 days’ notice or less) under which the Company or any of its Subsidiaries is a purchaser of goods and services which, pursuant to the terms thereof, requires payments by the Company or any of its Subsidiaries in excess of $5,000,000 within any 12-month period;

(ix) any Collective Bargaining Agreement;

(x) any Contract that is a settlement, conciliation or similar agreement with any Governmental Authority or Person pursuant to which the Company or a Subsidiary will have any material outstanding obligation after the date of this Agreement;

(xi) any agreement to purchase Real Property or any interest therein;

(xii) any Lease;

(xiii) any master services agreement and other Contracts (other than purchase orders, service orders, statements of work, invoices, sales orders, bills, shipping orders, credit memos, sales receipts, proposals or other similar items) with the top ten customers and top ten suppliers of the Company and its Subsidiaries, taken as a whole, by revenue or cost (as applicable) for the 12 months ended June 30, 2020;

(xiv) any Contract that relates, in any material respect, to any Intellectual Property that is material to the Company or any of its Subsidiaries, including any (A) license or other grant of any rights or interest in any material Intellectual Property owned by the Company, any of its Subsidiaries or any third party, (B) material research, development or assignment agreement, and (C) agreement affecting the ability of the Company, and any of its Subsidiaries or any third party to enforce, own, register, license, use, disclose, transfer or otherwise exploit any material Intellectual Property (including any covenant not to sue or co-existence or settlement agreements), other than (1) licenses for commercially available, off-the-shelf software with a replacement cost or annual license, subscription, maintenance, and other fees of less than $250,000 in the aggregate and (2) non-exclusive licenses granted by the Company or any of its Subsidiaries in the ordinary course of business;

(xv) any agreement under which a broker, finder or similar fee commission, or other like payment is payable;

(xvi) any Contract with Starboard Value LP or any of its Affiliates currently in effect and with existing rights or obligations; and

(xvii) any Contract that commits the Company or any of its Subsidiaries to enter into the foregoing.

(ddd) “NASDAQ” means the Nasdaq Global Select Market and any successor stock exchange or inter-dealer quotation system operated by the Nasdaq Global Select Market or any successor thereto.

(eee) “Organizational Documents” means the certificate of incorporation, bylaws, certificate of formation, partnership agreement, limited liability company agreement and all other similar documents, instruments or certificates executed, adopted or filed in connection with the creation, formation or organization of a Person, including any amendments thereto.

(fff) “Other Purchase Agreements” means, collectively, the Charter Purchase Agreement and the Cerberus Purchase Agreement.

(ggg) “Other Purchasers” means, collectively, the Charter Purchaser and the Cerberus Purchaser.

(hhh) “Other Transactions” means, collectively, (i) the issuance and sale to the Charter Purchaser of shares of Series B Preferred Stock in accordance with the provisions of the Charter Purchase Agreement and (ii) the issuance and sale to the Cerberus Purchaser of shares of Series B Preferred Stock in accordance with the provisions of the Cerberus Purchase Agreement.

(iii) “Permitted Liens” means any of the following: (i) Liens for Taxes, assessments and governmental charges or levies either not yet delinquent or that are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established to the extent required by GAAP; (ii) mechanics, carriers’, workmen’s, warehouseman’s, repairmen’s, materialmen’s or other Liens or security interests that are not yet due or that are being contested in good faith and by appropriate proceedings; (iii) pledges or deposits to secure obligations pursuant to workers’ compensation Law or similar legislation or to secure public or statutory obligations; (iv) pledges or deposits to secure the performance of appeal bonds, fidelity bonds and other obligations of a similar nature, in each case in the ordinary course of business; (v) easements, covenants and rights of way (unrecorded and of record) and other similar Liens (or other encumbrances), and zoning, building and other similar codes or restrictions, in each case imposed by any governmental authority having jurisdiction over the Real Property and that do not adversely affect in any material respect, and are not violated by, the current use, operation or occupancy of such Real Property or the operation of the business of the Company and its Subsidiaries thereon; (vi) Liens the existence of which are disclosed in the notes to the most recent consolidated financial statements of the Company included in the Company SEC Reports; and (vii) any non-exclusive license of any Intellectual Property granted by the Company or any of its Subsidiaries in the ordinary course of business.

(jjj) “Person” means any individual, corporation (including any non-profit corporation), limited liability company, joint stock company, general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, firm, Governmental Authority or other enterprise, association, organization or entity.

(kkk) “Personal Information” means any Data or other information (including protected health information) (i) that, alone or when combined with other Data, identifies, allows the identification of, relates to, describes, is reasonably capable of being associated with, or could reasonably be linked, directly or indirectly, with an individual, or about or from an individual, including any personally identifiable Data (e.g., name, address, phone number, email address, financial account number, payment card Data, government issued identifier, and health or medical information), or (ii) that is otherwise protected by or subject to any applicable Laws concerning Data protection, privacy, or security, or considered personal information or personal data under applicable Laws.

(lll) “Process” (or “Processing” or “Processed”) means any operation or set of operations which is performed on Data or other information or sets or collections thereof, such as the development, access, collection, use, adaption, recording, retrieval, organization, structuring, erasure, exploitation, processing, storage, sharing, copying, display, distribution, transfer, transmission, disclosure, aggregation, destruction, or disposal thereof.

(mmm) “Purchase Price” means $68,000,000, which amount is calculated by multiplying the number of Purchased Shares by the Share Price.

(nnn) “Purchased Shares” means 27,509,203 shares of Series B Preferred Stock to be purchased by the Purchaser pursuant to the terms of this Agreement.

(ooo) “Purchaser Fundamental Representations” means the representations and warranties set forth in Section 4.1 (Organization; Good Standing); Section 4.2 (Corporate Power; Enforceability); Section 4.3(a) (Non-Contravention) and Section 4.8 (Brokers).

(ppp) “Real Property” means real property, including all land, together with all buildings, structures, improvements and fixtures located thereon, and all easements and other rights and interests appurtenant thereto.

(qqq) “Registered Intellectual Property” means all United States, international and foreign (i) Patents and Patent applications (including provisional applications); (ii) registered Marks and applications to register Marks (including intent-to-use applications, or other registrations or applications related to Marks, including, for clarity, internet domain names); and (iii) registered Copyrights and applications for Copyright registration.

(rrr) “Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.

(sss) “SEC” means the United States Securities and Exchange Commission or any successor thereto.

(ttt) “Securities Act” means the Securities Act of 1933.

(uuu) “Security Incident” means actions that have resulted in an actual or alleged cyber or security incident that have had or would reasonably be expected to have an adverse effect on a system (including Company Systems) or any Sensitive Information (including any Processed, stored, or transmitted thereby or contained therein), including an occurrence that has jeopardized or would reasonably be expected to jeopardize the confidentiality, integrity, or availability of a system or any Sensitive Information. A Security Incident includes incidents of security breach, denial of service, phishing attack, ransomware and malware attack; or the unauthorized entry, access, collection, use, processing, storage, sharing, distribution, transfer, disclosure, or destruction of, any Company Systems or Sensitive Information, or any loss, distribution, compromise or unauthorized disclosure of any of the foregoing.

(vvv) “Sensitive Information” means, in any form or medium, any (i) Trade Secrets or other material confidential information, (ii) privileged or proprietary information that, if compromised through any theft, interruption, modification, corruption, loss, misuse or unauthorized access or disclosure, could cause serious harm to the organization owning it, (iii) information protected by Law, and (iv) Personal Information.

(www) “Series B Preferred Stock” means the Series B Convertible Preferred Stock of the Company, par value $0.001 per share, the terms of which are set forth in the Certificate of Designation.

(xxx) “Share Price” means $2.4719 per share.

(yyy) “Software” means, in any form or medium, any and all software and computer programs, source code, object code, Data, software implementations of algorithms, models and methodologies, firmware, application programming interfaces, descriptions, schematics, specifications, flow charts and other work product used to design, plan, organize and develop any of the foregoing, and all documentation, information and manuals related to any of the foregoing.

(zzz) “Starboard Agreement” means that certain Agreement, dated as of the date of this Agreement, by and among the Company and certain funds affiliated with or managed by Starboard Value LP, pursuant to which, among other things, the Company will pay off all outstanding balances under the Company Notes and issued shares of Company Common Stock in connection therewith, on the terms and subject to the conditions set forth therein.

(aaaa) “Starboard Agreements” means the Starboard NDA and the Starboard Agreement, collectively.

(bbbb) “Starboard NDA” means that certain Confidentiality Agreement, dated as of December 26, 2020, by and between the Company and Starboard Value LP, as amended as of the date hereof.

(cccc) “Subsidiary” means, with respect to any Person, any other Person (other than a natural Person) of which securities or other ownership interests (i) having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions or (ii) representing more than 50% of such securities or ownership interests, in each case, are at the time directly or indirectly owned by such first Person.

(dddd) “Subsidiary Securities” has the same meaning ascribed to “Company Securities”, except that all references to “the Company” therein shall be deemed to be replaced with “any Subsidiary of the Company”.

(eeee) “Superior Proposal” means any bona fide written Acquisition Proposal for an Acquisition Transaction on terms that the Company Board (or a committee thereof) has determined in good faith (after consultation with its financial advisors and outside legal counsel) (i) is more favorable, from a financial point of view, to the Company Stockholders than the Transactions, taken as a whole, and (ii) is reasonably likely to be consummated on its terms (in the case of each of clauses (i) and (ii), taking into account any legal, regulatory, financial, timing, financing and other aspects of such proposal, including the identity of the Person making the proposal and any revisions to this Agreement and the Other Purchase Agreements made or proposed in writing by the Purchaser and the Other Purchasers prior to the time of such determination). For purposes of the reference to an “Acquisition Proposal” in this definition, all references to “10%” in the definition of “Acquisition Transaction” will be deemed to be references to “25%.”

(ffff) “Tax” or “Taxes” means any taxes and similar assessments, fees, and other governmental charges imposed by any Governmental Authority, including income, profits, gross receipts, net proceeds, ad valorem, value added, turnover, sales, use, property, personal property (tangible and intangible), stamp, excise, duty, franchise, capital stock, transfer, payroll, employment, severance, and estimated tax, and any unclaimed property or escheat obligations, together with any interest and any penalties, additions to tax or additional amounts imposed by any Governmental Authority, whether disputed or not, and any secondary liabilities for any of the foregoing amounts payable as a transferee or successor, by assumption or by Contract or by operation of Law.

(gggg) “Tax Return” means any return, report, statement, information return or other document (including any related or supporting information) filed or required to be filed with any Governmental Authority in connection with the determination, assessment, collection or administration of any Taxes.

(hhhh) “Transactions” means the Transaction and the Other Transactions, collectively.

(iiii) “Transaction Documents” means this Agreement, the Other Purchase Agreements, the Company Disclosure Letter, the Registration Rights Agreement, the Stockholders Agreement and the Equity Commitment Letter.

(jjjj) “Transaction Litigation” means any Legal Proceeding commenced against a Party, any of its Subsidiaries or Affiliates, any of their respective directors or officers, or otherwise relating to, involving or affecting such Persons, in each case in connection with, arising from or otherwise relating to the Transactions or any other transaction contemplated by this Agreement, other than any Legal Proceedings among the Parties related to this Agreement or the other Transaction Documents.

(kkkk) “Transfer Taxes” means any transfer, sales, use, stamp, documentary, registration, value added or other similar Taxes; provided, for the avoidance of doubt, that Transfer Taxes shall not include any income, franchise or similar Taxes.

(llll) “Underlying Shares” means the shares of Company Common Stock issuable upon conversion of the Purchased Shares in accordance with the Certificate of Designation.

(mmmm) “WARN Act” means the Worker Adjustment and Retraining Notification Act of 1988, as amended, or any similar Laws regarding plant closings or mass layoffs.

(nnnn) “Warrants” means the Series A Warrant to acquire up to 5,457,026 shares of Company Common Stock issued and outstanding on the date of this Agreement.

1.2 Index of Defined Terms. The following capitalized terms have the respective meanings given to them in the respective Sections of this Agreement set forth opposite each of the capitalized terms below:

Term	Section Reference
Agreement	Preamble
Alternative Acquisition Agreement	5.3(a)
BIS	3.21(b)
Bylaws	3.1
Capitalization Date	3.7(a)
CFIUS	4.5
Charter	3.1
Charter Agreements	7.2(k)
Chosen Courts	10.10(a)
Closing	2.2
Closing Date	2.2
Collective Bargaining Agreement	3.19(a)
Comcast Agreement(s)	7.2(l)
Company	Preamble
Company Board Recommendation	3.3(a)
Company Board Recommendation Change	5.3(c)

Term	Section Reference
Company Breach Notice Period	9.1(e)
Company Disclosure Letter	Article III
Company Preferred Stock	3.7(a)
Company Related Parties	9.3(e)(i)
Company SEC Reports	3.9
Company Securities	3.7(c)
Company Stockholder Meeting	6.4(a)
Confidentiality Agreement	10.4
Contracting Party	10.12
Copyrights	1.1(vv)
Data	1.1(vv)
DGCL	3.1
Electronic Delivery	10.14
Expense Reimbursement	9.3(b)(iii)
Indemnified Party	8.4(d)
Indemnity Cap	8.4(a)
Indemnifying Party	8.4(d)
Lease	3.14(b)
Leased Real Property	3.14(b)
Losses	8.2
Marks	1.1(vv)
Nonparty Affiliate	10.12
Notice Period	5.3(d)(ii)(3)
OFAC	3.21(a)
Owned Real Property	3.14(a)
Party	Preamble
Patents	1.1(vv)
Payoff Letters	6.6
Proxy Statement	6.3(a)
Purchaser	Preamble
Purchaser Breach Notice Period	9.1(g)
Purchaser Related Parties	9.3(e)(ii)
Real Property	3.14(b)
Recovery Costs	9.3(d)
Representatives	5.3(a)
Requisite Stockholder Approvals	3.4
Stockholders Agreement	7.2(j)
Termination Date	9.1(c)
Third-Party Claim	8.5
Trade Laws	3.21(a)
Trade Secrets	1.1(vv)
Transaction	Recitals

1.3 Certain Interpretations.

(a) When a reference is made in this Agreement to an Article or a Section, such reference is to an Article or a Section of this Agreement unless otherwise indicated. When a reference is made in this Agreement to a Schedule or Exhibit, such reference is to a Schedule or Exhibit to this Agreement, as applicable, unless otherwise indicated.

(b) When used herein, (i) the words “hereof,” “herein” and “herewith” and words of similar import will, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement; and (ii) the words “include,” “includes” and “including” will be deemed in each case to be followed by the words “without limitation.”

(c) Unless the context otherwise requires, “neither,” “nor,” “any,” “either” and “or” are not exclusive.

(d) The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and does not simply mean “if.”

(e) When used in this Agreement, references to “$” or “Dollars” are references to U.S. dollars.

(f) The meaning assigned to each capitalized term defined and used in this Agreement is equally applicable to both the singular and the plural forms of such term, and words denoting any gender include all genders. Where a word or phrase is defined in this Agreement, each of its other grammatical forms has a corresponding meaning.

(g) When reference is made to any Party to this Agreement or any other agreement or document, such reference includes such Party’s successors and permitted assigns. References to any Person include the successors and permitted assigns of that Person.

(h) Unless the context otherwise requires, all references in this Agreement to the Subsidiaries of a Person will be deemed to include all direct and indirect Subsidiaries of such Person.

(i) A reference to any specific Law or to any provision of any Law includes any amendment to, and any modification, re-enactment or successor thereof, any legislative provision substituted therefor and all rules, regulations and statutory instruments issued thereunder or pursuant thereto, except that, for purposes of any representations and warranties in this Agreement that are made as of a specific date, references to any specific Law will be deemed to refer to such legislation or provision (and all rules, regulations and statutory instruments issued thereunder or pursuant thereto) as of such date.

(j) References to any agreement or Contract are to that agreement or Contract as amended, modified or supplemented (including by waiver or consent) from time to time in accordance with the terms hereof and thereof, except that for purposes of any representations and warranties in this Agreement that are made as of a specific date, references to any specific Contract will be deemed to refer to such Contract as of such date.

(k) All accounting terms used herein will be interpreted, and all accounting determinations hereunder will be made, in accordance with GAAP.

(l) The table of contents and headings set forth in this Agreement are for convenience of reference purposes only and will not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision hereof.

(m) The measure of a period of one month or year for purposes of this Agreement will be the date of the following month or year corresponding to the starting date. If no corresponding date exists, then the end date of such period being measured will be the next actual date of the following month or year (for example, one month following February 18 is March 18 and one month following March 31 is May 1).

(n) The Parties agree that they have been represented by legal counsel during the negotiation, execution and delivery of this Agreement and therefore waive the application of any Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document.

(o) No summary of this Agreement or any Exhibit or Schedule delivered herewith prepared by or on behalf of any Party will affect the meaning or interpretation of this Agreement or such Exhibit or Schedule.

(p) The information contained in this Agreement and in the Company Disclosure Letter is disclosed solely for purposes of this Agreement, and no information contained herein or therein will be deemed to be an admission by any Party to any third Person of any matter whatsoever, including (i) any violation of Law or breach of Contract; or (ii) that such information is material or that such information is required to be referred to or disclosed under this Agreement.

(q) The representations and warranties in this Agreement are the product of negotiations among the Parties and are for the sole benefit of the Parties. Any inaccuracies in such representations and warranties are subject to waiver by the Parties in accordance with Section 9.5 without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the Parties of risks associated with particular matters regardless of the knowledge of any of the Parties. Consequently, Persons other than the Parties may not rely on the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

(r) Documents or other information or materials will be deemed to have been “made available” by the Company if such documents, information or materials have been (i) posted and made available to the Purchaser in a virtual data room managed by the Company at https://www.dfinsolutions.com/ prior to the date hereof; (ii) delivered or provided to the Purchaser or its Affiliates or Representatives; or (iii) filed or furnished by the Company with, and available through, the SEC’s Electronic Data Gathering and Retrieval System, in each of clauses (ii) and (iii), at least two Business Days prior to the date hereof.

(s) All references to “ordinary course of business” will be deemed to be followed by the words “consistent with past practice,” subject, however, to such commercially reasonable actions as are reasonably necessary given changing economics and other conditions, circumstances or events relating to or arising from the COVID-19 pandemic.

(t) All references to time shall refer to New York City time unless otherwise specified.

ARTICLE II

AGREEMENT TO SELL AND PURCHASE

2.1 Sale and Purchase. Subject to the terms and conditions hereof, the Company hereby agrees to issue and sell to the Purchaser, and the Purchaser hereby agrees to purchase from the Company, the Purchased Shares, and the Purchaser agrees to pay the Company the Purchase Price.

2.2 The Closing. The consummation of the Transactions will take place at a closing (the “Closing”) to occur at (a) 9:00 a.m., New York City time, at the offices of Vinson & Elkins LLP, 1114 Avenue of the Americas, New York, NY 10036, on the fifth Business Day after the satisfaction or waiver (to the extent permitted hereunder) of the last to be satisfied or waived of the conditions set forth in Article VII (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent permitted hereunder) of such conditions); or (b) such other time, location and date as the Parties mutually agree in writing. The date on which the Closing actually occurs is referred to as the “Closing Date.”

2.3 Adjustments. If between the date of this Agreement and the Closing Date the outstanding shares of Company Common Stock shall have been changed into a different number of shares or a different class by reason of the occurrence of any stock split, reverse stock split, stock dividend (including any dividend or other distribution of securities convertible into Company Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change, the Share Price, Purchase Price and Purchased Shares to be delivered pursuant to this Article II shall be appropriately adjusted to reflect such stock split, reverse stock split, stock dividend (including any dividend or other distribution of securities convertible into Company Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change.

2.4 Independent Nature of Purchasers’ Obligations and Rights. The obligations of the Purchaser under this Agreement are several and not joint with the obligations of the Other Purchasers, and the Purchaser shall not be responsible in any way for the performance of the obligations of the Other Purchasers under the Other Purchase Agreements. Nothing contained herein, and no action taken by the Purchaser pursuant hereto or the Other Purchasers pursuant to the Other Purchase Agreements, shall be deemed to constitute a partnership, an association, a joint venture or any other kind of entity among the Purchaser and the Other Purchasers, or create a presumption that the Purchaser and the Other Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or the Other Purchase Agreements. The Purchaser shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement, and it shall not be necessary for the Other Purchasers to be joined as an additional party in any proceeding for such purpose.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

With respect to any Section of this Article III, except: (a) as disclosed in the Company SEC Reports filed by the Company or furnished by the Company to the SEC, in each case pursuant to the Exchange Act on or after January 1, 2018 and at least two Business Days prior to the date of this Agreement (other than any predictive or cautionary disclosures contained or referenced therein under the captions “Risk Factors” and “Quantitative and Qualitative Disclosures About Market Risk,” or disclosure set forth in any “forward-looking statements” disclaimer); or (b) subject to the terms of Section 10.13, as set forth in the disclosure letter delivered by the Company to the Purchaser on the date of this Agreement (the “Company Disclosure Letter”); provided that in no event will any disclosure in the Company SEC Reports qualify or limit the Company Fundamental Representations, the Company hereby represents and warrants to the Purchaser as follows:

3.1 Organization; Good Standing. The Company is a corporation duly organized, validly existing and in good standing pursuant to the General Corporation Law of the State of Delaware (the “DGCL”). The Company has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties, rights and assets, except where the failure to have such power or authority, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. The Company is duly qualified to do business and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary (with respect to jurisdictions that recognize the concept of good standing), except where the failure to be so qualified or in good standing has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. The Company has made available to the Purchaser true, correct and complete copies of the Amended and Restated Certificate of Incorporation (the “Charter”) and the Amended and Restated Bylaws of the Company (the “Bylaws”), each as amended to date. The Company is not in violation of the Charter or the Bylaws in any material respect.

3.2 Corporate Power; Enforceability.

(a) The Company has the requisite corporate power and authority to: (i) execute and deliver this Agreement and the other Transaction Documents; (ii) perform its covenants and obligations hereunder and thereunder; and (iii) subject to receiving the Requisite Stockholder Approvals, consummate the Transactions and the other transactions contemplated by this Agreement and the other Transaction Documents. The execution and delivery of this Agreement and the other Transaction Documents by the Company, the performance by the Company of its covenants and obligations hereunder, and the consummation of the transactions contemplated by this Agreement and the other Transaction Documents, have been duly authorized and approved by the Company Board, and except for obtaining the Requisite Stockholder Approvals, no other corporate action on the part of the Company or its Stockholders is necessary to authorize the execution and delivery of this Agreement or the other Transaction Documents, the performance by the Company of its covenants and obligations and the consummation by the Company of the transactions contemplated by this Agreement or the other Transaction Documents. This Agreement and each other Transaction Document has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforceability: (A) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally; and (B) is subject to general principles of equity.

(b) Subject to the filing of the Certificate of Amendment with the Secretary of State for the State of Delaware, the Company has all requisite power and authority to issue, sell and deliver the Purchased Shares, in accordance with and upon the terms and conditions set forth in this Agreement and the Certificate of Designation. The Certificate of Designation sets forth the rights, preferences and priorities of the Series B Preferred Stock, and the holders of the Series B Preferred Stock will have the rights set forth in the Certificate of Designation upon filing with the Secretary of State for the State of Delaware. All corporate action required to be taken by the Company for the authorization, issuance, sale and delivery of the Purchased Shares, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby has been, or will at the time of Closing be, validly taken. Other than the Requisite Stockholder Approvals, no approval from the holders of Company Common Stock is required under the Organizational Documents of the Company or the NASDAQ rules in connection with the Transactions.

3.3 Company Board Approval; Anti-Takeover Laws.

(a) Company Board Approval. The Company Board, at a meeting duly called and held, has adopted resolutions, prior to the execution of this Agreement: (i) determining that it is in the best interests of the Company and the Company Stockholders that the Company enter into this Agreement and the other Transaction Documents and consummate the Transactions and the other transactions contemplated hereby and thereby on the terms and subject to the conditions set forth herein and therein; (ii) approving and declaring advisable this Agreement, the other Transaction Documents, the Transactions and the other transactions contemplated hereby and thereby on the terms and subject to the conditions set forth herein and therein; (iii) resolving to recommend that the Company Stockholders approve the Transactions and adopt the Certificate of Amendment; and (iv) directing that the Transactions and the Certificate of Amendment be submitted to the Company Stockholders for approval and adoption (clauses (ii), (iii) and (iv), collectively, the “Company Board Recommendation”).

(b) Anti-Takeover Laws. Assuming that the representations of the Purchaser set forth in Section 4.7 are true and correct, the Company Board has taken all necessary actions so that the restrictions contained in Section 203 of the DGCL applicable to a “business combination” (as defined in Section 203 of the DGCL) shall not apply to the execution, delivery or performance of this Agreement or the other Transaction Documents or the consummation of the Transactions or other transactions contemplated hereby and thereby and any other similar applicable “anti-takeover” Law will not be applicable to this Agreement or the other Transaction Documents or the consummation of the Transactions or any other transaction contemplated hereby or thereby.

3.4 Requisite Stockholder Approvals.

(a) The approval of the Transactions by the affirmative vote of the majority of shares of Company Common Stock present or represented by proxy at the Company Stockholder Meeting and entitled to vote on such matter and the adoption of the Certificate of Amendment by the affirmative vote of the majority of shares of Company Common Stock outstanding and entitled to vote on such matter (the “Requisite Stockholder Approvals”) are the only votes or approvals of the holders of any class or series of capital stock of the Company necessary under applicable Law, the NASDAQ rules, the Charter or the Bylaws to consummate the Transactions and the other transactions contemplated in this Agreement and the other Transaction Documents.

(b) No appraisal or dissenters’ rights (pursuant to Section 262 of the DGCL or otherwise) will be available to holders of shares of Company Common Stock in connection with the Transactions.

3.5 Non-Contravention. Except as set forth on Section 3.5 of the Company Disclosure Letter, the execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and obligations hereunder, and the consummation of the Transactions and the other transactions contemplated by this Agreement and the other Transaction Documents do not: (a) violate or conflict with any provision of the Charter or the Bylaws; (b) violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration or the vesting or receipt of any benefit or value to a third party, pursuant to any Material Contract; (c) assuming compliance with the matters referred to in Section 3.6 and, in the case of the consummation of the Transactions, subject to obtaining the Requisite Stockholder Approvals, violate or conflict with any Law or order applicable to the Company or any of its Subsidiaries or by which any of their respective properties or assets are bound; or (d) result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets of the Company or any of its Subsidiaries, except in the case of each of clauses (b), (c) and (d) for such consents as have been obtained and violations, conflicts, breaches, defaults, terminations, accelerations or Liens that have not had, and would not reasonably be expected to have, a Company Material Adverse Effect.

3.6 Requisite Governmental Approvals. No Governmental Authorization is required on the part of the Company in connection with: (a) the execution and delivery of this Agreement by the Company; (b) the performance by the Company of its covenants and obligations pursuant to this Agreement; or (c) the consummation of the Transactions and the other transactions contemplated by this Agreement, except (i) the filing of the Certificate of Designation and Certificate of Amendment with the Secretary of State of the State of Delaware, (ii) such filings and approvals as may be required by any applicable federal or state securities Laws, including compliance with any applicable requirements of the Exchange Act, (iii) compliance with any applicable requirements of NASDAQ; (iv) compliance with any applicable requirements of the HSR Act and any applicable foreign Antitrust Laws, and (v) such other Governmental Authorizations the failure of which to obtain would not reasonably be expected to have a Company Material Adverse Effect.

3.7 Company Capitalization.

(a) Capital Stock. The authorized capital stock of the Company consists of (i) 150,000,000 shares of Company Common Stock and (ii) 5,000,000 shares of preferred stock, par value $0.001 per share, of the Company (the “Company Preferred Stock”). As of 5:00 p.m., New York City time, on December 30, 2020 (such time and date, the “Capitalization Date”): (A) 72,938,546 shares of Company Common Stock were issued and outstanding; (B) no shares of Company Preferred Stock were issued and outstanding; and (C) 6,764,796 shares of Company Common Stock were held by the Company as treasury shares. All issued and outstanding shares of Company Common Stock are duly authorized and validly issued, fully paid, nonassessable and free of any preemptive rights. From the Capitalization Date to the date of this Agreement, the Company has not issued or granted any Company Securities other than pursuant to the exercise, vesting or settlement of Company Options, Company RSUs and Company PSUs granted prior to the date of this Agreement in accordance with their respective terms, pursuant to the exercise of the Warrants in accordance with their terms or pursuant to the terms of the Company Notes in accordance with their terms.

(b) Stock Reservation and Awards. As of the Capitalization Date, the Company has reserved 10,746,533 shares of Company Common Stock for issuance pursuant to the Company Stock Plans, which number excludes shares subject to outstanding awards, 5,457,026 shares of Company Common Stock for issuance pursuant to the Warrants and 24,398,995 shares of Company Common Stock for issuance pursuant to the Company Notes. As of the Capitalization Date, there were outstanding: (i) Company Options to acquire 997,192 shares of Company Common Stock with a weighted average exercise price of $9.82; (ii) 788,864 shares of Company Common Stock subject to outstanding Company RSUs; and (iii) 1,036,373 shares of Company Common Stock subject to outstanding Company PSUs (based on target achievement, if applicable).

(c) Company Securities. Except as set forth in this Section 3.7 or Section 3.7(c) of the Company Disclosure Letter, as of the Capitalization Date there were: (i) no issued and outstanding shares of capital stock of, or other equity or voting interest in, the Company; (ii) no outstanding securities of the Company convertible into or exchangeable or exercisable for shares of capital stock of, or other equity or voting interest in, the Company; (iii) no outstanding options, warrants or other rights or binding arrangements to acquire from the Company, or that obligate the Company to issue, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable or exercisable for shares of capital stock of, or other equity or voting interest in, the Company; (iv) no obligations of the Company to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security, or other similar Contract relating to any capital stock of, or other equity or voting interest (including any voting debt) in, the Company; (v) no outstanding restricted shares, restricted share units, stock appreciation rights, performance shares, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock of, or other securities or ownership interests in, the Company; (vi) no other obligations of the Company to make any payment based on the price or value of any of the items in the foregoing clauses (i) through (v) (the items in clauses (i), (ii), (iii), (iv), (v) and (vi), collectively, the “Company Securities”); (vii) no voting trusts, proxies or similar arrangements or understandings to which the Company is a party or by which the Company is bound with respect to the voting of any shares of capital stock of, or other equity or voting interest in, the Company; and (viii) no obligations or binding commitments of any character restricting the transfer of any shares of capital stock of, or other equity or voting interest in, the Company to which the Company is a party or by which it is bound. The Company is not a party to any Contract that obligates it to repurchase, redeem or otherwise acquire any Company Securities. There are no accrued and unpaid dividends with respect to any outstanding Company Securities. The Company does not have a stockholder rights plan in effect or outstanding bonds, debentures, notes or other similar obligations which provide such holder the right to vote with the holders of shares of Company Common Stock on any matter. Except as set forth on Section 3.7(c) of the Company Disclosure Letter, the announcement or consummation of the Transactions and the other transactions contemplated by this Agreement will not, in and of themselves, result in any vesting, acceleration or the receipt of any rights, benefits or value under any issued and outstanding Company Securities.

(d) Other Rights. Except as set forth on Section 3.7(d) of the Company Disclosure Letter, the Company is not a party to any Contract relating to the voting of, requiring registration of, or granting any preemptive rights, anti-dilutive rights or rights of first refusal or other similar rights with respect to any Company Securities.

(e) Valid Issuance of Shares. The Purchased Shares being purchased by the Purchaser hereunder will be duly authorized by the Company and, when issued and delivered by the Company in accordance with this Agreement and the Certificate of Designation against payment of the consideration set forth herein, will be validly issued, fully paid and non-assessable and will be free and clear of any and all Liens and restrictions on transfer, except for generally applicable transfer restrictions under applicable securities Law, the Stockholders Agreement or the Charter or such Liens as are created by the Purchaser. There are no Persons entitled to statutory, preemptive or other similar contractual rights to subscribe for the Purchased Shares. Upon issuance in accordance with the Certificate of Designation, the Underlying Shares will be duly authorized, validly issued, fully paid and non-assessable and will be free and clear of any and all Liens and restrictions on transfer, other than (i) restrictions on transfer under the Certificate of Designation, the Stockholders Agreement and under applicable state and federal securities laws and (ii) such Liens as are created by the Purchaser.

3.8 Subsidiaries.

(a) Each of the Subsidiaries of the Company (i) is duly organized, validly existing and in good standing (with respect to jurisdictions that recognize the concept of good standing) under the laws of the jurisdiction of its organization and (ii) has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets, except in each case as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. Each of the Subsidiaries of the Company is duly qualified to do business and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary (with respect to jurisdictions that recognize the concept of good standing), except where the failure to be so qualified or in good standing has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. The Company has made available to the Purchaser true, correct and complete copies of the Organizational Documents of each of the Subsidiaries of the Company.

(b) Each of the Subsidiaries of the Company is wholly owned by the Company, directly or indirectly, free and clear of any Liens. The Company does not own, directly or indirectly, any capital stock or other equity interest of, or any other securities convertible or exchangeable into or exercisable for capital stock or other equity interest of, any Person other than the Subsidiaries of the Company, and the Company directly or indirectly owns all outstanding

Subsidiary Securities. No Subsidiary of the Company owns any shares of capital stock or other securities of the Company. Section 3.8 of the Company Disclosure Letter sets forth each of the Subsidiaries of the Company existing as of the date of this Agreement. Neither the Company nor any of its Subsidiaries has any Contract pursuant to which it is obligated to make any investment (in the form of a loan, capital contribution or otherwise) in any Person (other than the Company with respect to its Subsidiaries and the Subsidiaries with respect to each other).

3.9 Company SEC Reports. Since January 1, 2018 and through the date of this Agreement, the Company has filed or furnished all forms, reports and documents with the SEC that have been required to be filed or furnished by it pursuant to applicable Laws prior to the date of this Agreement (the “Company SEC Reports”). Each Company SEC Report complied, as of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseding filing), in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as the case may be, each as in effect on the date that such Company SEC Report was filed. True, correct and complete copies of all Company SEC Reports are publicly available in the Electronic Data Gathering, Analysis and Retrieval database of the SEC. As of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseded filing), each Company SEC Report did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

3.10 Company Financial Statements; Internal Controls.

(a) Company Financial Statements. The consolidated financial statements (including any related notes and schedules) of the Company filed with the Company SEC Reports: (i) were prepared in accordance Regulation S-X under the Exchange Act and with GAAP (except as may be indicated in the notes thereto or as otherwise permitted by Form 10-Q with respect to any financial statements filed on Form 10-Q); (ii) complied, as of their respective date of filing with the SEC, in all material respects with the published rules and regulations of the SEC with respect thereto and (iii) fairly present, in all material respects, the consolidated financial position of the Company as of the dates thereof and the consolidated results of operations and cash flows for the periods then ended (subject, in the case of the unaudited financial statements, to normal and recurring year-end and audit adjustments). Except as have been described in the Company SEC Reports or as set forth in Section 3.10 of the Company Disclosure Letter, there are no off-balance sheet arrangements of the type required to be disclosed pursuant to Item 303(a)(4) of Regulation S-K promulgated by the SEC.

(b) Disclosure Controls and Procedures. The Company has established and maintains, and at all times since January 1, 2019 has maintained, “disclosure controls and procedures” and “internal control over financial reporting” (in each case as defined pursuant to Rule 13a-15 and Rule 15d-15 promulgated under the Exchange Act) that are (i) with respect to disclosure controls and procedures, reasonably designed to ensure that all material information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that all such material information required to be disclosed is accumulated and communicated to the management of the Company, as appropriate, to allow timely decisions regarding required disclosure and to enable the chief executive officer and chief financial officer of the Company to make the certifications required under the Exchange Act with respect to such reports, and (ii) with respect to internal control over financial reporting, sufficient in all material respects to provide reasonable assurance (A) that transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, (B) that transactions are executed only in accordance with the authorization of management and (C) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of the Company’s properties or assets, in each case that could have a material effect on the Company’s financial statements. The Company’s management has completed an assessment of the effectiveness of the Company’s internal control over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act as of December 31, 2019, and such assessment concluded that the Company’s internal control over financial reporting was effective in providing reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with GAAP as of such date.

(c) Internal Controls. The Company has established and maintains a system of internal accounting controls that are effective in providing reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with GAAP. Neither the Company nor, to the Knowledge of the Company, the Company’s independent registered public accounting firm, has identified or been made aware of: (i) any significant deficiency or material weakness in the system of internal control over financial reporting used by the Company and its Subsidiaries that has not been subsequently remediated; or (ii) any fraud that involves the Company’s management or other employees who have a role in the preparation of financial statements or the internal control over financial reporting utilized by the Company and its Subsidiaries. Since January 1, 2019, neither the Company nor any of its Subsidiaries nor, to the Company’s Knowledge, any director, officer, employee, auditor, accountant or representative of the Company or any of its Subsidiaries has received any written complaint, allegation, assertion, or claim (or otherwise has been informed) that the Company or any of its Subsidiaries has engaged in improper or illegal accounting or auditing practices or maintains improper or inadequate internal accounting controls.

(d) As of the date of this Agreement, there are no outstanding or unresolved comments in any comment letters from the staff of the SEC relating to the Company’s SEC Reports and received by the Company prior to the date of this Agreement. None of the Company’s SEC Reports filed on or prior to the date of this Agreement, is, to the Company’s Knowledge, subject to ongoing SEC review or investigation.

3.11 No Undisclosed Liabilities. Neither the Company nor any of its Subsidiaries has any liabilities of a nature required to be reflected or reserved against on a balance sheet prepared in accordance with GAAP or notes thereto, other than liabilities: (a) reflected or otherwise reserved against in the Audited Company Balance Sheet or in the consolidated financial statements of the Company and its Subsidiaries (including the notes thereto) included in the Company SEC Reports filed prior to the date of this Agreement; (b) arising pursuant to this Agreement or incurred in connection with the Transaction; (c) incurred in the ordinary course of business (none of which is a liability resulting from noncompliance with any applicable Laws or licenses, breach of Contract, breach of warranty, tort, infringement, misappropriation, dilution, claim or lawsuit); or (d) that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Company Material Adverse Effect.

3.12 Absence of Certain Changes.

(a) Since September 30, 2020 through the date of this Agreement: (i) the business of the Company and its Subsidiaries has been conducted, in all material respects, in the ordinary course of business; and (ii) there has not been any action taken by the Company or any of its Subsidiaries that, if taken during the period from the date of this Agreement through the Closing without the Purchaser’s consent, would constitute a breach of, or require consent of the Purchaser under Section 5.2.

(b) Since December 31, 2019 through the date of this Agreement, there has not been any effect, change, development or occurrence that, individually or in the aggregate, has had, or would reasonably be expected to have, a Company Material Adverse Effect.

3.13 Material Contracts.

(a) List of Material Contracts. Section 3.13(a) of the Company Disclosure Letter contains a true, correct and complete list of all Material Contracts, as of the date of this Agreement, to which the Company or any of its Subsidiaries is a party. Prior to the date of this Agreement, the Company has made available to the Purchaser complete and correct copies of all of the Material Contracts.

(b) Validity. Each Material Contract (other than any Material Contract that has expired in accordance with its terms) is valid and binding on the Company or each Subsidiary of the Company that is a party thereto (as the case may be) and, to the Knowledge of the Company, any other party thereto and is enforceable in accordance with its terms, and is in full force and effect, except where the failure to be valid and binding and in full force and effect has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. The Company and each of its Subsidiaries, and, to the Knowledge of the Company, any other party thereto, has performed all obligations required to be performed by it under each Material Contract, except where the failure to fully perform has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. No event has occurred that, whether or not with notice or lapse of time or both, would constitute such a breach, default, acceleration of rights or an event of termination pursuant to any Material Contract by the Company or any of its Subsidiaries, or, to the Knowledge of the Company, any other party thereto, except for such breaches, defaults, acceleration or termination that have not had, and would not reasonably be expected to have, a Company Material Adverse Effect. As of the date of this Agreement, neither the Company nor any of its Subsidiaries has received written notice that it has breached, violated or defaulted under any Material Contract.

3.14 Real Property.

(a) Owned Real Property. Section 3.14(a) of the Company Disclosure Letter contains a true, correct and complete list and addresses of all of the Real Property owned by the Company or one of its Subsidiaries as of the date of this Agreement (the “Owned Real Property”). Except as has not had, and would not reasonably be expected to have, a Company Material Adverse

Effect, the Company or one of its Subsidiaries (i) has good, marketable, indefeasible and valid title to all of the Owned Real Property, free and clear of all Liens (other than Permitted Liens) and (ii) has not leased or otherwise granted to any Person the right to use or occupy such Owned Real Property or any portion thereof. There are no outstanding options, rights of first offer or rights of first refusal to purchase the Owned Real Property or any portion thereof or interest therein.

(b) Leased Real Property. Section 3.14(b) of the Company Disclosure Letter contains a true, correct and complete list, as of the date of this Agreement, of all of the existing material leases, subleases, licenses or other agreements pursuant to which the Company or any of its Subsidiaries, leases, subleases, uses or occupies, or has the right to use or occupy, now or in the future, any real property for which the annual rent is in excess of $250,000 (such property, the “Leased Real Property,” and each such lease, sublease, license or other agreement, a “Lease”). The Company has made available to the Purchaser true, correct and complete copies of the Leases (including all material modifications, amendments and supplements thereto). Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, the Company or one of its Subsidiaries has valid leasehold estates in the Leased Real Property, free and clear of all Liens (other than Permitted Liens). Each Lease is legal, valid, binding, enforceable and in full force and effect. Neither the Company’s nor any of its Subsidiaries’ possession and quiet enjoyment of the Leased Real Property under any Lease has been disturbed, and there are no disputes with respect to any such Lease in any material respect. Neither the Company nor any of its Subsidiaries is in material breach of or default pursuant to any Lease. There are no material subleases, licenses or similar agreements granting to any Person, other than the Company or any of its Subsidiaries, any right to use or occupy the Leased Real Property or any portion thereof, now or in the future.

3.15 Environmental Matters. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect: (a) the Company and its Subsidiaries are and, since January 1, 2018, have been, in compliance with all applicable Environmental Laws and Environmental Permits; (b) since January 1, 2018 (or earlier if unresolved), no notice of violation or other notice, report, order, directive or other information has been received by the Company or any of its Subsidiaries alleging any violation of, or liability arising out of, any Environmental Law; (c) no Legal Proceeding is pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries relating to a violation of, or liability under, any Environmental Law; (d) neither the Company nor any of its Subsidiaries has transported, manufactured, distributed, handled, stored, treated, released, disposed or arranged for disposal of, or exposed any Person to, any Hazardous Materials, or owned or operated any real property contaminated by any Hazardous Materials, in each case that has resulted in an investigation or required cleanup by, or otherwise resulted in the liability of, the Company or any of its Subsidiaries; (e) the Company and its Subsidiaries have not assumed, provided an indemnity with respect to or otherwise become subject to the liability of any other Person under Environmental Laws; and (f) the Company has made available to the Purchaser copies of all environmental reports, audits or assessments and all other documents bearing on environmental, health or safety matters relating to the Company, its Subsidiaries or their current and former facilities and operations. Notwithstanding anything to the contrary in this Agreement, the representations and warranties in this Section 3.15 are the Company’s exclusive representations and warranties relating to its compliance with Environmental Law.

3.16 Intellectual Property.

(a) Section 3.16(a) of the Company Disclosure Letter sets forth (i) a true, correct and complete list as of the date of this Agreement of all Registered Intellectual Property owned by, or registered in the name of, the Company or any of its Subsidiaries (for each, indicating, as applicable, the owner(s), filing or registration number, title, jurisdiction, date of issuance, and current record applicant(s) and registrants and, for Internet domain names, the registrant, registrar, and expiration date) and (ii) a true, correct and complete description of material proprietary Software owned by the Company or any of its Subsidiaries as of the date of this Agreement. All material Registered Intellectual Property is subsisting, and to the Knowledge of the Company, valid and enforceable.

(b) The Company or one of its Subsidiaries, as applicable, owns all Registered Intellectual Property and all other Intellectual Property owned or purported to be owned by the Company or any of its Subsidiaries (the “Company Owned IP”), and is licensed or otherwise possesses adequate rights to use pursuant to a valid license or subscription agreement, all material Intellectual Property used or held for use in, or necessary for, their respective businesses as currently conducted (collectively, and together with the Company Owned IP, the “Company Intellectual Property”), in each case free and clear of all Liens (except for Permitted Liens); provided, however, that the representation and warranty in this Section 3.16(a) shall not constitute or be deemed or construed as any representation or warranty with respect to infringement, misappropriation or violation by the Company or any of its Subsidiaries of any Intellectual Property, which is addressed in Sections 3.16(b) and 3.16(c) below. The Company and its Subsidiaries have taken commercially reasonable actions to maintain and protect all of the Company Intellectual Property, including the secrecy, confidentiality and value of the material Trade Secrets of the Company and its Subsidiaries. All past and present employees, consultants and contractors of the Company and its Subsidiaries (for Persons that the Company and its Subsidiaries have not engaged or employed in the past five (5) years, to the Knowledge of the Company) who have had access to material Trade Secrets of the Company and its Subsidiaries or have authored, developed or otherwise created any material Company Intellectual Property, have executed valid written agreements pursuant to which such Person (i) is bound to maintain and protect the confidential information of the Company and its Subsidiaries, and (ii) assigns, pursuant to a present assignment, to the Company or its applicable Subsidiaries, sole ownership of all Intellectual Property authored, developed or otherwise created by such Person in the course of such Person’s employment or other engagement with the Company and its Subsidiaries, in accordance with applicable Laws and without further consideration or any restrictions or obligations on the Company or any of its Subsidiaries, and to the Knowledge of the Company, such agreements are valid and enforceable in accordance with their terms. No material Company Owned IP is subject to any consent, settlement, decree, order, injunction, judgment or ruling prohibiting or restricting the Company’s or any of its Subsidiaries’ use, ownership, enforcement or other exploitation or disposition thereof. The transactions contemplated by this Agreement and the consummation thereof will not impair any right, title or interest of the Company or any of its Subsidiaries in or to any Company Intellectual Property or material Company Systems, and all of the Company Intellectual Property and material Company Systems will be owned or available for use by the Company and its Subsidiaries immediately after the Closing on terms and conditions identical to those under which the Company and its Subsidiaries owned or used the Company Intellectual Property and material Company Systems immediately prior to the Closing.

(c) Except as set forth on Schedule 3.16 of the Company Disclosure Letter, there are no claims by any Person that are either pending or made or, to the Knowledge of the Company, threatened in writing since January 1, 2018, (i) alleging infringement, misappropriation, or other violation by the Company or any of its Subsidiaries of any Intellectual Property of such Person, or (ii) contesting the validity, use, ownership, enforceability, patentability or registrability of any material Company Owned IP, excluding any ordinary course “office actions” received by the Company or a Subsidiary in connection with the prosecution of Patents. Neither the Company nor any of its Subsidiaries has received any written notices or written requests for indemnification from any third party related to any of the foregoing matters in clauses (i) and (ii).

(d) (i) Neither the Company nor any of its Subsidiaries, nor the conduct of the business of the Company and its Subsidiaries, including the sale or licensing of Company Products, infringes, misappropriates, or otherwise violates or, since January 1, 2018, has infringed, misappropriated, or otherwise violated, any Intellectual Property of any Person in any material respect; (ii) neither the Company nor any of its Subsidiaries has received any written notices regarding any of the foregoing matters in clause (i) (including any cease and desist letters, demands or unsolicited offers to license any Intellectual Property from any Person); and (iii) to the Knowledge of the Company as of the date of this Agreement, no Person is infringing, misappropriating, or otherwise violating any Intellectual Property owned by the Company or any of its Subsidiaries.

(e) The Company and its Subsidiaries own, lease, license, or otherwise have the valid right to use all material Company Systems, and such Company Systems are sufficient in all material respects for the needs of the Company’s and its Subsidiaries’ businesses, and the Company and its Subsidiaries have purchased sufficient license rights for all material third party Software used in their operations. With respect to the Company Systems: (i) the Company and its Subsidiaries have a commercially reasonable disaster recovery plan in place and have tested such disaster recovery plan for effectiveness, and (ii) there have not been any material malfunctions, failures, or continued substandard performance that have not been remedied in all material respects. The material proprietary Software owned by the Company and its Subsidiaries (the “Company Software”) is not subject to any “copyleft” or other obligation or condition (including any obligation or condition under any “open source” license) that (A) requires, or conditions the use or distribution of such Software, on the disclosure, licensing, or distribution of any source code for any portion of such Company Software or (B) otherwise imposes any limitation or restriction on the right or ability of the Company or any of its Subsidiaries to use, license, distribute, or otherwise exploit any portion of the Company Software (including, for clarity, any limitation on the compensation that the Company or any of its Subsidiaries may charge in the marketing, licensing, sale, distribution, or other commercial exploitation or other use of such Company Software or any requirement that such Company Software be disclosed, licensed or distributed for the purpose of making derivative works, but excluding any obligation for the Company to provide attribution for the author of such Software). The Company and its Subsidiaries possess all source code and other documentation and materials reasonably necessary for a developer competent in the programming language for such Software to compile, operate and maintain the Company Software. All Company Software operates in all material respects in accordance with its requirements, technical, end-user and other documentation. There are no viruses, “worms”, “time bombs”, “key-locks”, Trojan horses or similar disabling codes, programs or devices in any of the Company Software, or any other codes, programs or devices designed to disrupt or interfere with the operation of the Company Software or equipment upon which the Company Software operates, or the integrity of the Data, information or signals the Company Software produces in a manner adverse to the Company, any of its Subsidiaries, any customer, licensee or other Person. The Company and its Subsidiaries have not delivered, licensed, or made available any source code for any Company Software to any escrow agent or other Person who is not an employee, contractor or other service provider of the Company or any of its Subsidiaries and subject to appropriate confidentiality obligations, and the Company and its Subsidiaries are not subject to any obligation (whether present, contingent, or otherwise) deliver, license, or make available any such source code.

(f) Since January 1, 2018: (i) the Company and its Subsidiaries (including the conduct of their respective businesses and their Processing of Data) have complied with all Data Security Requirements in all material respects; (ii) there has not been any material Security Incident; and (iii) the Company and its Subsidiaries have taken commercially reasonable actions, including instituting commercially reasonable physical, technical, and administrative security measures and policies, to protect the security and integrity of the Company Systems and all Data stored or contained therein or transmitted thereby and all Sensitive Information collected or possessed by them from and against unauthorized access, use, or disclosure, including by installing all patches applicable to the Company Systems and updating the Company Systems to current versions of third party Software in a reasonably timely manner. Since January 1, 2018, neither the Company nor any of its Subsidiaries has provided or been legally required to provide any notices to data owners in connection with (A) any unauthorized access, use or disclosure of Sensitive Information or (B) any Data Security Requirement. Neither the Company nor its Subsidiaries (1) has received any written complaint from any Person regarding any Data Security Requirements, Security Incident, or Sensitive Information or (2) has been subject to any investigations or audits (other than audits commissioned in response to contractual requirements related to security and vulnerability testing in commercial contracts and self-initiated audits) concerning any Data Security Requirements, Security Incident, or Sensitive Information. The transactions contemplated by this Agreement and the consummation thereof will not violate any applicable Data Security Requirement.

(g) To the extent that the Company or any of its Subsidiaries has: (i) purchased, licensed or otherwise acquired for compensation any Personal Information, it has done so in accordance with all Data Security Requirements in all material respects; or (ii) obtained Personal Information from any publicly-available sources, including websites, it has done so in accordance with the terms and conditions attaching to the use of that publicly-available source and in accordance with all Data Security Requirements in all material respects. The Company and its Subsidiaries have engaged in the Processing of Data (and caused third parties to engage in the Processing of Data) only with respect to any third party Data as they are authorized to so engage by applicable Law and Contract. The Company and its Subsidiaries in respect of each Processing activity that they carry out as a Controller (as defined in Article 4(7) of the GDPR) under the GDPR: (A) have, and have had, a lawful basis for Processing Personal Information, including obtaining or contractually obligating others to obtain on the Company’s behalf all requisite consents from data subjects (where consent is relied upon by the Company or its Subsidiaries as the legal basis for Processing), in accordance with the GDPR and ePrivacy Directive; (B) have, prior to Processing any Personal Information, made available (to the standard required under the GDPR) materially accurate processing information that meets the requirements of the GDPR; (C) have entered into a written agreement with all third party data processors which complies with the requirements of the GDPR; and (D) comply, and have complied with all principles set out in Article 5 of the GDPR in all material respects.

(h) Notwithstanding anything to the contrary in this Agreement, the representations and warranties in this Section 3.16 are the Company’s exclusive representations and warranties relating to its compliance with Laws applicable to the Company’s Intellectual Property and other applicable Laws relating to intellectual property

3.17 Tax Matters.

(a) Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, each of the Company and its Subsidiaries has: (i) timely filed (taking into account valid extensions) all Tax Returns required to be filed by it; (ii) paid all Taxes that are due and payable by it, except for those being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP; and (iii) reflected or otherwise reserved against in its books in accordance with GAAP an amount reasonably adequate for the payment of all material amounts of Taxes for the taxable period subsequent to the latest period to which such Tax Returns apply.

(b) Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect: (i) no audits or other examinations with respect to Taxes of the Company or any of its Subsidiaries are presently in progress or have been asserted or proposed in writing, except for any audit or other examination for which adequate reserves have been made (in accordance with GAAP); (ii) neither the Company nor any of its Subsidiaries has outstanding any waiver or extension of any statute of limitations on, or extended the period for the assessment or collection of any Tax; and (iii) no written claim has been made by a Governmental Authority in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns of a particular type that the Company or such Subsidiary, as the case may be, is or may be subject to Tax of such type in that jurisdiction.

(c) Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, each of the Company and each of its Subsidiaries (or its agent) has withheld or collected from each payment made to each of its employees or any other Person the amount of all Taxes required to be withheld or collected therefrom, and has paid the same to the proper Tax receiving officers or authorized depositories.

(d) The Company is not and has not been, during the five-year period ending on the date hereof, a “United States real property holding corporation” within the meaning of Section 897 of the Code.

(e) Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, there are no Liens for Taxes upon the assets of the Company or any of its Subsidiaries other than those described in clause (i) of the definition of Permitted Liens.

(f) Notwithstanding any other provision in this Agreement, (i) the representations and warranties in this Section 3.17 and Section 3.18 are the only representations and warranties in this Agreement with respect to the Tax matters of the Company or any of its Affiliates and (ii) the Company makes no representation or warranty with respect to the existence, availability, amount, usability or limitations (or lack thereof) of any net operating loss, net operating loss carryforward, capital loss, capital loss carryforward, basis amount or other Tax attribute of the Company or any of its Affiliates after the Closing Date.

3.18 Employee Benefits.

(a) Employee Plans. Section 3.18(a) of the Company Disclosure Letter sets forth a true, correct and complete list, as of the date of this Agreement, of each material Employee Plan. With respect to each listed Employee Plan, the Company has made available to the Purchaser a true and complete copy of all plan documents, summary plan descriptions and the most recent determination letter (or opinion letter) received from the IRS, in each case, as applicable.

(b) Absence of Certain Plans. Neither the Company, its Subsidiaries nor any ERISA Affiliate of the Company has maintained, sponsored or participated in, or contributed to, in the six year period preceding the date hereof (or, if shorter than six years, since the date of acquisition by the Company of the relevant Subsidiary or ERISA Affiliate) or otherwise has any liability or obligation with respect to: (i) a “multiemployer plan” (as defined in Section 3(37) or 4001(a)(3) of ERISA); (ii) a “multiple employer plan” (as defined in Section 4063 or Section 4064 of ERISA) or as described in Section 413(c) of the Code; or (iii) a plan covered by Section 412 of the Code or Title IV of ERISA.

(c) Compliance. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, each Employee Plan has been maintained, funded, operated and administered in accordance with its terms and with all applicable Law, including the applicable provisions of ERISA, the Code and any applicable regulatory guidance issued by any Governmental Authority. Each Employee Plan that is intended to be qualified under Section 401(a) of the Code (i) has received a favorable determination letter issued by the IRS regarding such qualified status or is maintained pursuant to a prototype or volume submitter document approved by the IRS and is entitled to rely on a favorable opinion letter issued by the IRS with respect to such prototype or volume submitter document, and (ii) to the Knowledge of the Company, no events have occurred that would reasonably be expected to adversely affect the qualified status of any such Employee Plan that cannot be corrected without material liability to the Company or any of its Subsidiaries. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries has incurred or could reasonably be expected to incur any penalty or Tax (whether or not assessed) under Sections 4980B, 4980D or 4980H of the Code.

(d) Contributions. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, (i) all contributions, premiums, reimbursements or other payments that are due and owing to or in respect of any Employee Plan have been paid, and (ii) all such contributions, premiums, reimbursements or other payments for any period ending on or before the Closing Date that are not yet due have been (or will be prior to the Closing Date) paid or properly accrued (in accordance with GAAP, to the extent applicable).

(e) No Post-Termination Welfare Benefit Plan. Except as set forth on Section 3.18(e) of the Company Disclosure Letter, no Employee Plan that is a welfare benefit plan (as defined in Section 3(1) of ERISA) provides, nor has the Company or any of its Subsidiaries committed to provide, post-termination or retiree life insurance or health benefits to any person, except as may be required by Section 4980B of the Code or any similar Law.

(f) Employee Plan Legal Proceedings. As of the date of this Agreement, except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, (i) there are no Legal Proceedings pending or, to the Knowledge of the Company, threatened on behalf of, against or in relation to, any Employee Plan, the assets of any trust pursuant to any Employee Plan, or the plan sponsor, plan administrator or any fiduciary or any Employee Plan, with respect to the administration or operation of such plans, other than routine claims for benefits, and (ii) there have been no non-exempt “prohibited transactions” (as defined in Section 406 of ERISA or Section 4975 of the Code), or breaches of duty by a “fiduciary” (as defined in Section 3(21) of ERISA) with respect to any Employee Plan involving the Company or any of its Subsidiaries or, to the Knowledge of the Company, any other Person.

(g) Impact of the Transaction on Employee Plans. Except as set forth on Section 3.18(g) of the Company Disclosure Letter, neither the execution or delivery of this Agreement nor the consummation of the Transaction (alone or in conjunction with the Other Transactions or any other actions contemplated by this Agreement or the Other Purchase Agreements) will constitute a “change in control,” “change of control,” or term of similar meaning under any Employee Plan including, for the avoidance of doubt, any Company Stock Plan. Except as set forth on Section 3.18(g) of the Company Disclosure Letter, neither the execution or delivery of this Agreement nor the consummation of the Transaction (either alone or in conjunction with the Other Transactions or any other actions contemplated by this Agreement or the Other Purchase Agreements) will (alone or in conjunction with any other event): (i) entitle any current or former employee or director of the Company or any Subsidiary of the Company to any compensation or benefit; or (ii) accelerate the time of payment or vesting, or trigger any payment or funding, of any compensation or benefits or trigger any other obligation under any Employee Plan. Neither the execution or delivery of this Agreement nor the consummation of the Transaction (either alone or in conjunction with the Other Transactions or other action contemplated by this Agreement or the Other Purchase Agreements) will (I) result in any payment or benefit made by the Company or any Subsidiary to be characterized as an excess parachute payment within the meaning of Section 280G of the Code; or (II) result in any limitation on the right of the Company or any Subsidiary of the Company to amend, merge, terminate or receive a reversion of assets from any Employee Plan or related trust.

(h) Section 409A. Except to the extent as would not result in any material liability to the Company, each Employee Plan that constitutes in any part a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code has been administered, operated and maintained in all material respects in operational and documentary compliance with Section 409A of the Code and all IRS guidance promulgated thereunder, to the extent such Section and such guidance have been applicable to such Employee Plan. No Employee Plan, agreement or other arrangement to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is otherwise bound obligates the Company to compensate or reimburse any Person in respect of Taxes pursuant to Section 409A or 4999 of the Code.

(i) Foreign Benefit Plans. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, with respect to each Employee Plan that is subject to the Laws of a jurisdiction other than the United States (a “Foreign Benefit Plan”): (i) each Foreign Benefit Plan required to be registered has been registered and has been maintained in good standing with applicable Governmental Authorities, (ii) each Foreign Benefit Plan intended to receive favorable tax treatment under applicable tax Laws, to the extent applicable, has been qualified or similarly determined by applicable Governmental Authorities to satisfy the requirements of such Laws, (iii) no Foreign Benefit Plan is a defined benefit or similar type of plan or arrangement, and (iv) no Foreign Benefit Plan has any material unfunded liabilities, nor are any unfunded liabilities reasonably expected to arise in connection with the transactions contemplated by this Agreement.

(j) Notwithstanding anything to the contrary in this Agreement, the representations and warranties in this Section 3.18 are the Company’s exclusive representations and warranties relating to its compliance with ERISA and other applicable Laws relating to employee benefits.

3.19 Labor Matters.

(a) Union Activities. Section 3.19 of the Company Disclosure Letter sets forth the collective bargaining agreements, labor union contracts or trade union agreements (each, a “Collective Bargaining Agreement”) to which the Company or any of its Subsidiaries is a party to or bound by as of the date of this Agreement. To the Knowledge of the Company, there are no activities or proceedings of any labor or trade union to organize any employees of the Company or any of its Subsidiaries and except as set forth on Section 3.19 of the Company Disclosure Letter, no employees of the Company or its Subsidiaries are represented by any labor union, works council, or other labor organization with respect to their employment with the Company or its Subsidiaries. No Collective Bargaining Agreement is being negotiated by the Company or any of its Subsidiaries as of the date of this Agreement and except as set forth on Section 3.19 of the Company Disclosure Letter, no labor union, works council, other labor organization, or group of employees of the Company or its Subsidiaries has made a demand for recognition or certification. There is no strike, lockout, slowdown, work stoppage, or other material labor dispute against the Company or any of its Subsidiaries pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries.

(b) Employment Law. The Company and its Subsidiaries are in compliance with applicable Laws with respect to employment and labor practices (including applicable Laws regarding wage and hour requirements, immigration status, discrimination in employment, employee health and safety, collective bargaining, terms and conditions of employment, classification of independent contractors and exempt and non-exempt employees, harassment, retaliation, whistleblowing, disability rights or benefits, equal opportunity, plant closures and layoffs (including WARN Act), employee trainings and notices, workers’ compensation, labor relations, employee leave issues, COVID-19, affirmative action and unemployment insurance), except for such noncompliance that has not had, and would not reasonably be expected to have, a Company Material Adverse Effect.

(c) To the Knowledge of the Company, no current employee of the Company or its Subsidiaries with annualized base salary from the Company at or above $250,000 is in any material respect in violation of any term of any employment agreement, nondisclosure agreement, common law nondisclosure obligation, fiduciary duty, noncompetition agreement, nonsolicitation agreement, restrictive covenant or other obligation: (i) owed to the Company or its Subsidiaries; or (ii) owed to any third party with respect to such Person’s right to be employed or engaged by the Company or its Subsidiaries.

(d) Since at least January 1, 2018, the Company and its Subsidiaries have reasonably investigated all material sexual harassment, or other material discrimination, or retaliation allegations of which their human resources representatives or any officers or directors have been made aware. With respect to each such allegation with potential merit, the Company or its Subsidiaries has taken reasonable corrective action, when so required, that is reasonably calculated to prevent further improper action.

(e) Notwithstanding anything to the contrary in this Agreement, the representations and warranties in this Section 3.19 are the Company’s exclusive representations and warranties relating to its compliance with labor Law matters.

3.20 Compliance with Laws.

(a) The Company and each of its Subsidiaries is in compliance with all Laws that are applicable to the Company and its Subsidiaries or to the conduct of the business or operations of the Company and its Subsidiaries, except for such noncompliance that, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Company Material Adverse Effect.

(b) Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, as of the date of this Agreement: (i) the Company and its Subsidiaries have all Governmental Authorizations necessary for the ownership and operation of its business as presently conducted, and each such Governmental Authorization is in full force and effect; (ii) the Company and its Subsidiaries are, and since January 1, 2018 have been, in compliance with the terms of all Governmental Authorizations necessary for the ownership and operation of its businesses; and (iii) since January 1, 2018 to the date of this Agreement, neither the Company nor any of its Subsidiaries has received written notice from any Governmental Authority alleging any conflict with or breach of any such Governmental Authorization.

(c) No representation or warranty is made in this Section 3.20 with respect to: (i) compliance with Environmental Law, which is exclusively addressed by Section 3.15; (ii) compliance with Laws applicable to the Company’s Intellectual Property and other applicable Laws relating to intellectual property, which is exclusively addressed by Section 3.16; (iii) compliance with applicable Laws relating to Tax, which is exclusively addressed by Section 3.17 and Section 3.18; (iv) compliance with ERISA and other applicable Laws relating to employee benefits, which is exclusively addressed by Section 3.18; (v) compliance with labor Law matters, which is exclusively addressed by Section 3.19; or (vi) compliance with Anti-Corruption Laws and Trade Laws, which is exclusively addressed by Section 3.21.

3.21 Anti-Corruption; International Trade.

(a) Since January 1, 2016, except as set forth in Section 3.21 of the Company Disclosure Letter, none of the Company, any of its Subsidiaries, or any of their respective directors, officers, or employees has, nor, to the Knowledge of the Company, have any of their other respective Representatives, violated any Anti-Corruption Laws, nor has the Company, any Subsidiary of the Company, any of their respective directors, officers, or employees nor, to the Knowledge of the Company, any other Representative of the Company or any of its Subsidiaries offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, including cash, checks, wire transfers, tangible and intangible gifts, favors, services, or those entertainment and travel expenses that go beyond what is reasonable and customary, to any Government Official or to any Person for the purpose of influencing any act or decision of a Government Official in their official capacity, securing any improper advantage, or assisting the Company or any Subsidiary of the Company in obtaining or retaining business, in violation of any Anti-Corruption Laws.

(b) The Company, each of its Subsidiaries, and their respective directors, officers, employees and, to the Knowledge of the Company, other Representatives are in compliance with all applicable Laws relating to imports, exports and economic sanctions, including all applicable Laws administered and enforced by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), the U.S. State Department (including the Directorate of Defense Trade Controls), the U.S. Commerce Department’s Bureau of Industry and Security (“BIS”), or U.S. Customs and Border Protection (“Trade Laws”). Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, since January 1, 2016, neither the Company nor any of its Subsidiaries, nor any of their respective directors, officers, employees or, to the Knowledge of the Company, other Representatives has been a party to any Contract or engaged in any transaction or other business, directly or indirectly, (i) in breach of any applicable Trade Laws or (ii) except as authorized under applicable Trade Laws, with any Governmental Authority or other Person that (w) appears on any list of sanctioned parties (including any Person that appears on OFAC’s Specially Designated Nationals and Blocked Persons List or Sectoral Sanctions Identification List or BIS’s Denied Persons, Entity, or Unverified Lists), (x) is located or organized in any country or territory that is, or at the time of the transaction or business was, subject to comprehensive OFAC sanctions (including Cuba, Iran, North Korea, Syria, Sudan or the Crimea region of Ukraine), (y) is the Government of Venezuela, as defined in Executive Order 13884 of August 5, 2019 or (z) is 50% or more owned or otherwise controlled by a Person described in clause (w), (x) or (y).

(c) Notwithstanding anything to the contrary in this Agreement, the representations and warranties in this Section 3.21 are the Company’s exclusive representations and warranties relating to its compliance with Anti-Corruption Laws and Trade Laws.

3.22 Legal Proceedings; Orders.

(a) No Legal Proceedings. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, there are no current, and in the past five years there have not been any, Legal Proceedings pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries or their respective properties or relating to the Transaction Documents or the transactions contemplated hereby or thereby, nor have the Company or any of its Subsidiaries made any voluntary or involuntary disclosures of non-compliance with applicable Law to any Governmental Authority.

(b) No Orders. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries (nor any of its or their respective properties) is subject to any material order of any kind or nature that would prevent or materially delay the consummation of the Transactions or the ability of the Company to fully perform its covenants and obligations pursuant to this Agreement. Notwithstanding anything contained in this Agreement, no representation or warranty is made in this Section 3.22 with respect to: (i) compliance with Environmental Law, which is exclusively addressed by Section 3.15; (ii) compliance with Laws applicable to the Company’s Intellectual Property and other applicable Laws relating to intellectual property, which is exclusively addressed by Section 3.16; (iii) compliance with applicable Laws relating to Tax, which is exclusively addressed by Section 3.17 and Section 3.18; (iv) compliance with ERISA and other applicable Laws relating to employee benefits, which is exclusively addressed by Section 3.18; (v) compliance with labor and employment Law matters, which is exclusively addressed by Section 3.19; or (vi) compliance with Anti-Corruption Laws and Trade Laws, which is exclusively addressed by Section 3.21.

3.23 Insurance. As of the date of this Agreement, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries have all policies of insurance covering the Company and its Subsidiaries and any of their respective employees, properties or assets, including policies of life, property, fire, workers’ compensation, products liability, directors’ and officers’ liability and other casualty and liability insurance, that is customarily carried by Persons conducting business similar to that of the Company and its Subsidiaries. As of the date of this Agreement, all such insurance policies are in full force and effect, no notice of cancellation has been received and there is no existing default or event that, with notice or lapse of time or both, would constitute a default by any insured thereunder, except for such cancellations and defaults that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Company Material Adverse Effect.

3.24 Related Party Transactions. Except for compensation or other employment arrangements in the ordinary course of business, there are no Contracts, transactions, arrangements or understandings between the Company or any of its Subsidiaries, on the one hand, and any Affiliate of the Company (including any director or executive officer) thereof, but not including any wholly owned Subsidiary of the Company, on the other hand, that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC in the Company’s Form 10-K or proxy statement pertaining to an annual meeting of stockholders that have not been disclosed in the Company SEC Reports.

3.25 Brokers. Except for Evercore Group LLC and Goldman Sachs & Co., there is no financial advisor, investment banker, broker, finder or agent that has been retained by or is authorized to act on behalf of the Company or any of its Subsidiaries who is entitled to any financial advisor’s, investment banking, brokerage, finder’s or other similar fee or commission in connection with the Transactions or other transactions contemplated by this Agreement or the other Transaction Documents. The Company has made available to the Purchaser the engagement letters of Evercore Group LLC and Goldman Sachs & Co.

3.26 Other Agreements. The Company has provided to the Purchaser, prior to the execution and delivery of this Agreement, a true, complete and correct copy of each Other Purchase Agreement, each of which, upon execution of this Agreement, shall be in full force and effect. The Company has not entered into any other agreement, arrangement or understanding with the Other Purchasers or any of their respective Affiliates with respect to any securities of the Company or any of its Subsidiaries, the transactions contemplated by the Other Purchase Agreements or the payment of any fees or expenses in connection therewith, except for any non-disclosure agreements or term sheets with the Other Purchasers or their Affiliates.

3.27 Investment Company Status. Neither the Company nor any of its Subsidiaries is, and immediately after the Closing hereunder, none of the Company nor any of its Subsidiaries will be, required to be registered as an “investment company” under the Investment Company Act of 1940, as amended.

3.28 Ability to Pay Dividends. Except as set forth on Section 3.28 of the Company Disclosure Letter, the Company is not party to any Contract, and is not subject to any provision in the Charter or resolutions of the board of directors of the Company that, in each case, by its terms prohibits or prevents the Company from paying dividends in form and the amounts contemplated by the Certificate of Designations.

3.29 Exclusivity of Representations or Warranties.

(a) No Other Representations and Warranties. The Company, on behalf of itself and its Affiliates, acknowledges and agrees that, except for the representations and warranties expressly set forth in Article IV or in any certificate delivered pursuant to this Agreement:

(i) neither the Purchaser nor any of its Affiliates (or any other Person) makes, or has made, any representation or warranty relating to the Purchaser, its Affiliates or any of their businesses, operations or otherwise in connection with this Agreement or the Transaction;

(ii) no Person has been authorized by the Purchaser, any of its Affiliates or any of its or their respective Representatives to make any representation or warranty relating to the Purchaser, its Affiliates or any of their businesses or operations or otherwise in connection with this Agreement or the Transaction, and if made, such representation or warranty must not be relied upon by the Company or any of its Representatives as having been authorized by the Purchaser, any of its Affiliates or any of its or their respective Representatives (or any other Person); and

(iii) the representations and warranties made by the Purchaser in this Agreement are in lieu of and are exclusive of all other representations and warranties in connection with this Agreement or the Transaction, including any express or implied or as to merchantability or fitness for a particular purpose, and the Purchaser hereby disclaims any other such express or implied representations or warranties, notwithstanding the delivery or disclosure to the Company or any of its Representatives of any documentation or other information (including any financial information, supplemental data, financial projections or other forward-looking statements).

(b) No Reliance. The Company, on behalf of itself and its Affiliates, acknowledges and agrees that, except for the representations and warranties expressly set forth in Article IV or in any certificate delivered by the Purchaser pursuant to this Agreement (and without limiting any representation or warranty in any other Transaction Documents), it is not acting by entering into this Agreement or consummating the Transaction, in reliance on:

(i) any other representation or warranty, express or implied;

(ii) any estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information provided or addressed to the Company or any of its Affiliates or Representatives; or

(iii) the accuracy or completeness of any other representation, warranty, estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser hereby represents and warrants to the Company as follows:

4.1 Organization; Good Standing. The Purchaser is duly organized, validly existing and in good standing pursuant to the Laws of its jurisdiction of organization. The Purchaser has the requisite power and authority to conduct its business as it is presently being conducted and to own, lease or operate its material properties, rights and assets, except where the failure to have such power or authority, individually or in the aggregate, would not, individually or in the aggregate, prevent or materially delay the consummation of the Transactions or the other transactions contemplated by this Agreement or the ability of such Purchaser to fully perform its covenants and obligations pursuant to this Agreement. The Purchaser is not in violation of its Organizational Documents.

4.2 Corporate Power; Enforceability. The Purchaser has the requisite corporate power and authority to: (a) execute and deliver this Agreement and the other applicable Transaction Documents; (b) perform its covenants and obligations hereunder and thereunder; and (c) consummate the Transactions and the other transactions contemplated by this Agreement and the other applicable Transaction Documents. The execution and delivery of this Agreement and the other applicable Transaction Documents by the Purchaser, the performance by the Purchaser of its covenants and obligations hereunder and the consummation of the Transactions and the transactions contemplated by this Agreement and the other applicable Transaction Documents have been duly authorized by all necessary action on the part of the Purchaser and no additional action on the part of the Purchaser is necessary. This Agreement and each other applicable Transaction Documents have been duly executed and delivered by the Purchaser and, assuming the due authorization, execution and delivery by the Company, constitute legal, valid and binding obligations of the Purchaser, enforceable against the Purchaser in accordance with their terms, except as such enforceability (A) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally; and (B) is subject to general principles of equity.

4.3 Non-Contravention. The execution and delivery of this Agreement by the Purchaser, the performance by the Purchaser of its covenants and obligations hereunder, and the consummation of the Transactions and the other transactions contemplated by this Agreement and the other applicable Transaction Documents do not: (a) violate or conflict with any provision of the Organizational Documents of the Purchaser; (b) violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration pursuant to any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which the Purchaser is a party or by which the Purchaser or any of its properties or assets may be bound; (c) assuming the consents, approvals and authorizations referred to in Section 4.4 have been obtained, violate or conflict with any Law or order applicable to the Purchaser or by which any of its properties or assets are bound; or (d) result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets of the Purchaser, except in the case of each of clauses (b), (c) and (d) for such violations, conflicts, breaches, defaults, terminations, accelerations or Liens that would not, individually or in the aggregate, prevent or materially delay the consummation of the Transactions or the other transactions contemplated by this Agreement or the ability of the Purchaser to fully perform its covenants and obligations pursuant to this Agreement.

4.4 Requisite Governmental Approvals. No Governmental Authorization is required on the part of the Purchaser in connection with: (a) the execution and delivery of this Agreement by the Purchaser; (b) the performance by the Purchaser of its covenants and obligations pursuant to this Agreement; or (c) the consummation of the Transactions and the other transactions contemplated by this Agreement, except (i) such filings and approvals as may be required by any federal or state securities Laws, including compliance with any applicable requirements of the Exchange Act; (ii) compliance with any applicable requirements of the HSR Act and any applicable foreign Antitrust Laws; and (iii) such other Governmental Authorizations the failure of which to obtain would not, individually or in the aggregate, prevent or materially delay the consummation of the Transactions or the other transactions contemplated by this Agreement or the ability of the Purchaser to fully perform its covenants and obligations pursuant to this Agreement.

4.5 CFIUS. The Purchaser is not considered a “foreign person,” as that term is defined in 31 C.F.R. § 800.224.

4.6 Legal Proceedings; Orders.

(a) No Legal Proceedings. There are no Legal Proceedings pending or, to the knowledge of the Purchaser, threatened against the Purchaser that would, individually or in the aggregate, prevent or materially delay the consummation of the Transactions or the other transactions contemplated by this Agreement or the ability of the Purchaser to fully perform its covenants and obligations pursuant to this Agreement.

(b) No Orders. The Purchaser is not subject to any order of any kind or nature that would prevent or materially delay the consummation of the Transactions or the other transactions contemplated by this Agreement or the ability any Purchaser to fully perform their respective covenants and obligations pursuant to this Agreement.

4.7 Ownership of Company Common Stock. Neither the Purchaser nor any of its “affiliates” or “associates” is or, during the three years prior to the date of this Agreement, has been an “interested stockholder” (in each case, as such quoted terms are defined under Section 203 of the DGCL) of the Company. Neither the Purchaser nor any of its “affiliates” or “associates” (as those terms are defined in Section 203 of the DGCL) beneficially owns, directly or indirectly, any shares of Company Common Stock or any other security convertible into, exchangeable for or exercisable for shares of Company Common Stock.

4.8 Brokers

. There is no financial advisor, investment banker, broker, finder, agent or other Person that has been retained by or is authorized to act on behalf of the Purchaser or any of its Affiliates that will be entitled to any financial advisor’s, investment banking, brokerage, finder’s or other fee or commission from the Company or its Subsidiaries in connection with the Transaction.

4.9 Sufficient Funds. The Purchaser will have at the Closing sufficient funds to enable the Purchaser to pay in full at the Closing the entire amount of the Purchase Price payable by the Purchaser hereunder in immediately available cash funds.

4.10 Unregistered Securities.

(a) Investor Status; Sophisticated Purchaser. The Purchaser is an “accredited investor” within the meaning of Section 4(a)(2) of the Securities Act and is able to bear the risk of its investment in the Purchased Shares. The Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Purchased Shares.

(b) Information. The Purchaser and its Representatives have been furnished with (i) materials relating to the business, finances and operations of the Company, (ii) materials relating to the offer and sale of the Purchased Shares and (iii) materials relating to the Transaction, in each case, that have been requested by the Purchaser. The Purchaser and its Representatives have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted at any time by the Purchaser and its Representatives shall modify, amend or affect the Purchaser’s right (i) to rely on the Company’s representations and warranties contained in Article III above or (ii) to indemnification or any other remedy based on, or with respect to the accuracy or inaccuracy of, or compliance with, the representations, warranties, covenants and agreements in this Agreement. The Purchaser understands that its purchase of the Purchased Shares involves a high degree of risk. The Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Purchased Shares.

(c) Legends. The Purchaser understands that any certificate or book-entry position evidencing Purchased Shares will bear the restrictive legend set forth in the Certificate of Designation.

(d) Purchase Representations. The Purchaser is purchasing the Purchased Shares for its own account, the account of its Affiliates, or the accounts of clients for whom the Purchaser exercises discretionary investment authority (all of whom the Purchaser hereby represents and warrants are “accredited investors” within the meaning of Section 4(a)(2) of the Securities Act), not as a nominee or agent, and not with a view to distribution in violation of any securities Laws. The Purchaser has been advised and understands that the Purchased Shares have not been registered under the Securities Act or under the “blue sky” laws of any jurisdiction and may be resold only if registered pursuant to the provisions of the Securities Act (or if eligible, pursuant to the provisions of Rule 144 promulgated under the Securities Act or pursuant to another available exemption from the registration requirements of the Securities Act). The Purchaser has been advised and understands that the Company, in issuing the Purchased Shares, is relying upon, among other things, the representations and warranties of the Purchaser contained in this Article IV in concluding that such issuance is a “private offering” and is exempt from the registration provisions of the Securities Act.

(e) Rule 144. The Purchaser understands that there is no public trading market for the Purchased Shares, that none is expected to develop and that the Purchased Shares must be held indefinitely unless and until the Purchased Shares are registered under the Securities Act or an exemption from registration is available. The Purchaser has been advised of and is knowledgeable with respect to the provisions of Rule 144 promulgated under the Securities Act.

(f) Reliance by the Company. The Purchaser understands that the Purchased Shares are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities Laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire the Purchased Shares.

4.11 Stockholder and Management Arrangements. Except for the Transaction Documents or as previously disclosed to the Company in writing, neither the Purchaser nor any of its Affiliates is a party to any Contract, or has authorized, made or entered into, or committed or agreed to enter into, any formal or informal arrangements or other understandings (whether or not binding) with any stockholder, director, officer, employee or other Affiliate of the Company or any of its Subsidiaries: (a) relating to this Agreement or the Transaction, (b) pursuant to which any holder of Company Common Stock has agreed to approve this Agreement or vote against any Superior Proposal, or (c) pursuant to which any Person has agreed to provide, directly or indirectly, an equity investment to the Purchaser or the Company to finance any portion of the Transaction.

4.12 Exclusivity of Representations and Warranties.

(a) No Other Representations and Warranties. The Purchaser, on behalf of itself and its Affiliates, acknowledges and agrees that, except for the representations and warranties expressly set forth in Article III (as modified by the Company Disclosure Letter), in any other Transaction Document or in any certificate delivered pursuant to this Agreement:

(i) neither the Company nor any of its Subsidiaries (or any other Person) makes, or has made, any representation or warranty relating to the Company, its Subsidiaries or any of their businesses, operations or otherwise in connection with this Agreement or the Transaction;

(ii) no Person has been authorized by the Company, any of its Subsidiaries or any of its or their respective Representatives to make any representation or warranty relating to the Company, its Subsidiaries or any of their businesses or operations or otherwise in connection with this Agreement or the Transaction, and if made, such representation or warranty must not be relied upon by the Purchaser or any of its Representatives as having been authorized by the Company, any of its Subsidiaries or any of its or their respective Representatives (or any other Person); and

(iii) the representations and warranties made by the Company in this Agreement are in lieu of and are exclusive of all other representations and warranties in connection with this Agreement or the Transaction, including any express or implied or as to merchantability or fitness for a particular purpose, and the Company hereby disclaims any other such express or implied representations or warranties, notwithstanding the delivery or disclosure to the Purchaser or any of its Representatives of any documentation or other information (including any financial information, supplemental data, financial projections or other forward-looking statements).

(b) No Reliance. The Purchaser, on behalf of itself and its Affiliates, acknowledges and agrees that, except for the representations and warranties expressly set forth in Article III (as modified by the Company Disclosure Letter), in any other Transaction Document or in any certificate delivered by the Company pursuant to this Agreement, it is not acting by entering into this Agreement or consummating the Transaction, in reliance on:

(i) any other representation or warranty, express or implied;

(ii) any estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information provided or addressed to the Purchaser or any of its Affiliates or Representatives, including any materials or information made available in the electronic data room hosted by or on behalf of the Company in connection with the Transaction, in connection with presentations by the Company’s management or in any other forum or setting; or

(iii) the accuracy or completeness of any other representation, warranty, estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information.

ARTICLE V

INTERIM OPERATIONS OF THE COMPANY

5.1 Affirmative Obligations. Except (a) as expressly contemplated by this Agreement, (b) as set forth in Section 5.1 or Section 5.2 of the Company Disclosure Letter, (c) as required by applicable Law or Data Security Requirements, or (d) as approved in advance in writing by the Purchaser (which approval will not be unreasonably withheld, conditioned or delayed), during the period from the execution and delivery of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article IX and the Closing, the Company will, and will cause each of its Subsidiaries to, (i) conduct its business in all material respects in the ordinary course of business, and (ii) use reasonable best efforts to preserve intact in all material respects its current business organization, ongoing businesses and significant relationships with third parties.

5.2 Forbearance Covenants. Except (a) as expressly contemplated by this Agreement, (b) as set forth in Section 5.1 or Section 5.2 of the Company Disclosure Letter, (c) as required by applicable Law, or (d) as approved in advance in writing by the Purchaser (which approval will not be unreasonably withheld, conditioned or delayed), during the period from the execution and delivery of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article IX and the Closing, the Company will not, and will not permit any of its Subsidiaries to, directly or indirectly:

(a) take any action set forth in Section 4.1 of the Stockholders Agreement;

(b) acquire or agree to acquire, directly or indirectly, by purchase, merger, consolidation or otherwise, equity or assets constituting all or substantially all of the business of (or any division of the business of) another Person;

(c) sell, assign, transfer, license, sublicense, abandon, permit to lapse, grant a covenant not to sue, or otherwise dispose of any material Intellectual Property (other than non-exclusive licenses or sublicenses granted in the ordinary course of business);

(d) (i) authorize for issuance, issue, deliver, sell or transfer or agree or commit to issue, deliver, sell or transfer any shares of capital stock of or other equity interest or convertible security in the Company or any of its Subsidiaries or other rights of any kind to acquire, any shares of capital stock of or any other equity interest in the Company or any of its Subsidiaries, other than (x) the issuance of capital stock or other equity interests pursuant to any Employee Plan or (y) the issuance of capital stock or other equity interests from any wholly owned Subsidiary to the Company or any other wholly owned Subsidiary of the Company, (ii) amend or modify any term or provision of any of the Company’s outstanding equity securities or (iii) accelerate or waive any restrictions pertaining to the vesting of any Company equity-based awards or warrants or other rights of any kind to acquire any shares of capital stock or other equity interests in the Company;

(e) propose or commit to reclassify, combine, split or subdivide any capital stock of the Company or issue or authorize the issuance of any other securities in respect of, in lieu of, or in substitution for, shares of capital stock of the Company or any of its Subsidiaries, except for, with respect to any Subsidiary of the Company, any intercompany restructuring, recapitalization or similar transaction that will not have a Company Material Adverse Effect;

(f) enter into, amend or terminate any Contract with Starboard Value LP or any of its Affiliates;

(g) except as required under applicable Law or the terms of any Employee Plan existing as of the date of this Agreement, (i) increase the compensation or benefits payable to any current or former director or executive officer of the Company or any employee of the Company whose annual base salary is at least $300,000 (in each case, other than annual merit increases in the ordinary course of business) or (ii) enter into any new, or amend any existing, employment, severance, change in control, retention, bonus guarantee, or collective bargaining agreement or similar agreement or arrangement;

(h) (i) make any loans, advances or capital contributions to, or investments in, any other Person, other than investments by the Company or a wholly owned Subsidiary of the Company to a wholly owned Subsidiary of the Company or the Company or advances of expenses to any director, officer, employee or agent of the Company in connection with advancement obligations in effect on the date of this Agreement, (ii) incur, assume or modify any material indebtedness or (iii) assume, guarantee, endorse, grant a lien (other than a Permitted Lien) on any of the Company’s assets as security or otherwise become liable for indebtedness of another Person (excluding the Company or any of its Subsidiaries); or

(i) agree, resolve, authorize or commit to take any action prohibited by this Section 5.2.

5.3 No Solicitation.

(a) No Solicitation or Negotiation. Subject to the terms of Section 5.3(b), Section 5.3(d) and Section 5.3(f), from the date hereof until the earlier to occur of the termination of this Agreement pursuant to Article IX and the Closing, the Company will (1) cease and cause to be terminated any discussions or negotiations with any Person and its Affiliates and their respective directors, officers, employees, investment bankers, attorneys, accountants and other advisors or representatives (collectively, “Representatives”) that would be prohibited by this Section 5.3(a) and (2) terminate all physical and electronic data room access previously granted to any such Person, its Affiliates and their respective Representatives. Subject to the terms of Section 5.3(b), Section 5.3(d) and Section 5.3(f), from the date hereof until the earlier to occur of the termination of this Agreement pursuant to Article IX and the Closing, the Company and its Subsidiaries will not, and will cause their respective directors, officers and employees and will instruct their other Representatives not to, directly or indirectly: (i) solicit, initiate or propose the making, submission or announcement of, or knowingly encourage, induce, facilitate or assist, an Acquisition Proposal or any inquiries or the making of any proposal that would reasonably be expected to lead to an Acquisition Proposal; (ii) furnish to any Person (other than the Purchaser, the Other Purchasers (solely with respect to the Other Transactions) or their respective Representatives) any non-public information relating to the Company or any of its Subsidiaries or afford to any Person access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company or any of its Subsidiaries, in any such case to knowingly encourage, facilitate or assist, an Acquisition Proposal or any inquiries or the making of any proposal that would reasonably be expected to lead to an Acquisition Proposal; (iii) participate, continue or engage in discussions or negotiations with any Person with respect to an Acquisition Proposal (other than informing such Persons of the provisions contained in this Section 5.3 or contacting such Person making any unsolicited Acquisition Proposal to clarify the terms and conditions thereof); (iv) approve, endorse or recommend an Acquisition Proposal; or (v) enter into any letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Transaction, other than an Acceptable Confidentiality Agreement (any such letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Transaction, an “Alternative Acquisition Agreement”). From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article IX and the Closing, the Company will not be required to enforce, and will be permitted to waive, any provision of any standstill or confidentiality agreement solely to permit a confidential proposal being made to the Company Board (or any committee thereof) if the failure to do so would be inconsistent with the directors’ fiduciary duties pursuant to applicable Law. For purposes of this Section 5.3, the Company agrees that any breach of this Section 5.3 by the Company’s Representatives shall constitute a breach of this Section 5.3 by the Company.

(b) Superior Proposals. Notwithstanding anything to the contrary set forth in this Section 5.3, from the date hereof until the Company’s receipt of the Requisite Stockholder Approvals, the Company and the Company Board (or a committee thereof) may, directly or indirectly through one or more of their Representatives, participate or engage in discussions or negotiations with, furnish any non-public information relating to the Company or any of its Subsidiaries to, or afford access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company or any of its Subsidiaries pursuant to an Acceptable Confidentiality Agreement to any Person or its Representatives that has made, renewed or delivered to the Company an Acquisition Proposal after the date of this Agreement, and otherwise facilitate such Acquisition Proposal or assist such Person (and its Representatives and financing sources) with such Acquisition Proposal (in each case, if requested by such Person), in each case with respect to an Acquisition Proposal that was not solicited in breach of Section 5.3(a) and that the Company Board (or a committee thereof) has determined in good faith (after consultation with its financial advisor and outside legal counsel) either constitutes a Superior Proposal or is reasonably likely to lead to a Superior Proposal and that failure to take such action would be inconsistent with its fiduciary duties under applicable Law; provided, that, subject to applicable Law, the Company shall provide to the Purchaser any non-public information or data that is provided to any Person given such access that was not previously made available to the Purchaser prior to or substantially concurrently with the time it is provided to such Person.

(c) No Change in Company Board Recommendation or Entry into an Alternative Acquisition Agreement. Except as provided by Section 5.3(d), at no time after the date of this Agreement until the earlier of the termination of this Agreement or the Closing Date may the Company Board (or a committee thereof): (i) withhold, withdraw, amend, qualify or modify, or publicly propose to withhold, withdraw, amend, qualify or modify, the Company Board Recommendation in a manner adverse to the Purchaser; (ii) publicly adopt, approve or recommend an Acquisition Proposal; (iii) in connection with a tender or exchange offer by a third party, fail to recommend against such offer by the close of business on the 10th Business Day after the commencement of a tender or exchange offer in connection with an Acquisition Proposal (it being understood that the Company Board (or a committee thereof) may refrain from taking a position with respect to an Acquisition Proposal until the close of business on the 10th Business Day after the commencement of a tender or exchange offer in connection with such Acquisition Proposal without such action being considered a violation of this Section 5.3); (iv) fail to include the Company Board Recommendation in the Proxy Statement; or (v) enter into any Contract or letter of intent regarding an Acquisition Proposal (any action described in clauses (i) through (iv), a “Company Board Recommendation Change”); provided, however, that, for the avoidance of doubt, a “stop, look and listen” communication by the Company Board (or a committee thereof) to the Company Stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication), will not constitute a Company Board Recommendation Change if it expressly affirms the Company Board Recommendation.

(d) Company Board Recommendation Change. Notwithstanding anything to the contrary set forth in this Agreement, at any time prior to obtaining the Requisite Stockholder Approvals:

(i) the Company Board (or a committee thereof) may effect a Company Board Recommendation Change in response to an Intervening Event if the Company Board (or a committee thereof) determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties pursuant to applicable Law; provided, that, the Company Board (or a committee thereof) shall not effect such a Company Board Recommendation Change unless:

(1) the Company has provided prior written notice to the Purchaser and the Other Purchasers at least five Business Days in advance to the effect that the Company Board (or a committee thereof) has (A) made such determination; and (B) resolved to effect a Company Board Recommendation Change pursuant to this Section 5.3(d)(i), which notice will specify the basis for such Company Board Recommendation Change, including a reasonably detailed description of the facts and circumstances relating to such Intervening Event and copies of all relevant documents relating thereto;

(2) prior to effecting such Company Board Recommendation Change, the Company and its Representatives, during such five Business Day period, must have negotiated with the Purchaser, the Other Purchasers and their respective Representatives in good faith (to the extent that the Purchaser or either of the Other Purchasers desires to so negotiate) to make such adjustments to the terms and conditions of this Agreement so that the Company Board (or a committee thereof) would no longer determine that the failure to make a Company Board Recommendation Change in response to such Intervening Event would be inconsistent with its fiduciary duties pursuant to applicable Law; and

(3) at the end of such five Business Day period and taking into account any adjustments to the terms and conditions of this Agreement and the Other Purchase Agreements, the Company Board (or a committee thereof) has determined in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to make a Company Board Recommendation Change in response to such Intervening Event would continue to be inconsistent with its fiduciary duties pursuant to applicable Law; or

(ii) if the Company has received a bona fide Acquisition Proposal that was not solicited in breach of Section 5.3 and that the Company Board has determined in good faith (after consultation with its financial advisor and outside legal counsel) constitutes a Superior Proposal, then the Company Board (or a committee thereof) may effect a Company Board Recommendation Change with respect to such Acquisition Proposal; provided, that, the Company Board (or a committee thereof) shall not take any action described in this clause (ii) unless:

(1) the Company Board (or a committee thereof) determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties pursuant to applicable Law;

(2) the Company has complied in all material respects with its obligations pursuant to this Section 5.3 with respect to such Acquisition Proposal;

(3) (i) the Company has provided prior written notice to the Purchaser and the Other Purchasers five Business Days in advance (the “Notice Period”) to the effect that the Company Board (or a committee thereof) has (A) received a Superior Proposal and (B) resolved to effect a Company Board Recommendation Change absent any revision to the terms and conditions of this Agreement, which notice will specify the basis for such Company Board Recommendation Change, including the identity of the Person or “group” of Persons making such Acquisition Proposal, the material terms thereof and copies of all relevant documents relating to such Acquisition Proposal (provided that following each subsequent amendment to such Acquisition Proposal, the Company Board shall provide a new written notice to the Purchaser, including all information and documents required in this clause (3), with a new Notice Period of three Business Days); and (ii) prior to effecting such Company Board Recommendation Change, the Company and its Representatives, during the Notice Period, must have negotiated with the Purchaser and the Other Purchasers in good faith (to the extent that the Purchaser or either of the Other Purchasers desires to so negotiate) to make such adjustments to the terms and conditions of this Agreement so that such Acquisition Proposal would cease to constitute a Superior Proposal; and

(4) at the end of the Notice Period and taking into account any adjustments to the terms and conditions of this Agreement, the Company Board determines in good faith (after consultation with its financial advisor and outside legal counsel) that the Acquisition Proposal continues to constitute a Superior Proposal.

(e) Notice. From the date hereof until the earlier to occur of the termination of this Agreement pursuant to Article IX and the Closing, the Company will promptly (and, in any event, within 24 hours) notify the Purchaser and the Other Purchasers if any offers or proposals that constitute an Acquisition Proposal are received by, any non-public information is requested from, or any discussions or negotiations are sought to be initiated or continued with, the Company or any of its Representatives. Such notice must include a summary of the material terms and conditions of such offer, proposal, request, inquiry, discussions or negotiations, including the identity of the Person making any such offer, proposal, request or inquiry or seeking to engage in such discussions or negotiations, and a copy of any written documents in connection therewith. Thereafter, the Company must keep the Purchaser reasonably informed, on a prompt basis, of the status and terms of any such offer, proposal, request, inquiry, discussions or negotiations (including any amendments thereto) and the status of any such offer, proposal, request, inquiry, discussions or negotiations.

(f) Certain Disclosures. Nothing in this Agreement will prohibit the Company or the Company Board (or a committee thereof) from: (i) taking and disclosing to the Company Stockholders a “stop, look and listen” communication by the Company Board (or a committee thereof) to the Company Stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication); (ii) informing any Person of the existence of the provisions contained in this Section 5.3; or (iii) complying with the Company’s disclosure obligations under U.S. federal or state Law with regard to an Acquisition Proposal, it being understood that any such statement or disclosure made by the Company Board (or a committee thereof) shall be subject to the terms and conditions of this Agreement. In addition, it is understood and agreed that, for purposes of this Agreement, a factually accurate public statement by the Company or the Company Board (or a committee thereof) that describes the Company’s receipt of an Acquisition Proposal, the identity of the Person making such Acquisition Proposal, the material terms of such Acquisition Proposal and the operation of this Agreement with respect thereto will not be deemed to be (A) a withholding, withdrawal, amendment, or modification, or proposal by the Company Board (or a committee thereof) to withhold, withdraw, amend or modify, the Company Board Recommendation, (B) an adoption, approval or recommendation with respect to such Acquisition Proposal, or (C) a Company Board Recommendation Change as long as it expressly affirms the Company Board Recommendation.

5.4 No Control of the Other Party’s Business. The Parties acknowledge and agree that the restrictions set forth in this Agreement are not intended to give the Purchaser, on the one hand, or the Company, on the other hand, directly or indirectly, the right to control or direct the business or operations of the other at any time prior to the Closing. Prior to the Closing Date, the Purchaser and the Company will exercise, consistent with the terms, conditions and restrictions of this Agreement, complete control and supervision over their own business and operations.

ARTICLE VI

ADDITIONAL COVENANTS

6.1 Required Action and Forbearance; Efforts.

(a) Reasonable Best Efforts. Upon the terms and subject to the conditions set forth in this Agreement, the Purchaser will (and will cause its Affiliates to, if applicable), on the one hand, and the Company will, on the other hand, use their respective reasonable best efforts to (A) take (or cause to be taken) all actions, (B) do (or cause to be done) all things, and (C) assist and cooperate with the other Parties in doing (or causing to be done) all things, in each case as are necessary, proper or advisable pursuant to applicable Law or otherwise to consummate and make effective, as promptly as practicable, the Transaction, including by using reasonable best efforts to:

(i) cause the conditions to the Transaction set forth in Article VII to be satisfied;

(ii) (1) obtain all consents, waivers, approvals, orders and authorizations from Governmental Authorities; and (2) make all registrations, declarations and filings with Governmental Authorities, in each case that are necessary or advisable to consummate the Transaction;

(iii) obtain all consents, waivers and approvals and delivering all notifications from or to any third parties in connection with this Agreement and the consummation of the Transaction that are necessary or advisable to consummate the Transactions; and

(iv) execute and deliver any Contracts and other instruments that are reasonably necessary to consummate the Transaction.

(b) No Consent Fee. Notwithstanding anything to the contrary set forth in this Section 6.1 or elsewhere in this Agreement, neither the Company nor any of its Subsidiaries will be required to agree to: (i) the payment of a consent fee, “profit sharing” payment or other consideration (including increased or accelerated payments); (ii) the provision of additional security (including a guaranty); or (iii) material conditions or obligations, including amendments to existing conditions and obligations, in each case, in connection with the Transaction, including in connection with obtaining any consent pursuant to any Material Contract.

(c) Section 6.1(a) shall not apply to filings under Antitrust Laws, which shall be governed by the obligations set forth in Section 6.2 below.

6.2 Antitrust Filings.

(a) Filing Under Antitrust Laws. The Purchaser and the Company will (i) cooperate and coordinate with the other in determining whether any filings are required by applicable Antitrust Laws in connection with the Transaction, (ii) cooperate and coordinate (and cause its respective Affiliates to cooperate and coordinate) with the other in the making of any required filings with any Governmental Authority as are required by applicable Antitrust Laws in connection with the Transaction; (iii) supply the other (or cause the other to be supplied) with any information that may be required in order to make such filings; (iv) supply (or cause to be supplied) any additional information that reasonably may be required or requested by the FTC, the DOJ or the Governmental Authorities of any other applicable jurisdiction in which any such filing is made; and (v) use reasonable best efforts to take all action necessary, proper or advisable to (A) cause the expiration or termination of the applicable waiting periods pursuant to the HSR Act and any other Antitrust Laws (to the extent applicable to this Agreement or the Transaction); and (B) obtain any required consents pursuant to any HSR Act or Antitrust Laws (to the extent applicable to this Agreement or the Transaction), in each case as promptly as reasonably practicable. The Purchaser (and its Affiliates, if applicable), on the one hand, and the Company (and its Affiliates), on the other hand, will promptly inform the other of any communication from any Governmental Authority regarding the Transaction in connection with such filings. If either Party or Affiliate thereof receives any comments or a request for additional information or documentary material from any Governmental Authority with respect to the Transaction pursuant to any Antitrust Law applicable to the Transaction, then such Party will make (or cause to be made), as promptly as practicable and after consultation with the other Parties, an appropriate response to such request; provided that neither Party may extend any waiting period or enter into any agreement or understanding with any Governmental Authority without the permission of the other Party, which shall not be unreasonably withheld, conditioned or delayed.

(b) Cooperation. In furtherance and not in limitation of the foregoing, the Company and the Purchaser shall (and shall cause their respective controlling Persons, controlled Affiliates and Subsidiaries, respectively, to), subject to any restrictions under applicable Laws: (i) promptly notify the other Party of, and, if in writing, furnish the other with copies of (or, in the case of oral communications, advise the others of the contents of) any material communication received by such Person from a Governmental Authority in connection with the Transactions and permit the other Party to review and discuss in advance (and to consider in good faith any comments made by the other Party in relation to) any proposed draft notifications, formal notifications, filing, submission or other written communication (and any analyses, memoranda, white papers, presentations, correspondence or other documents submitted therewith) made in connection with the Transactions to a Governmental Authority; (ii) keep the other Party informed with respect to the status of any such submissions and filings to any Governmental Authority in connection with the Transactions and any developments, meetings or discussions with any Governmental Authority in respect thereof, including with respect to (A) the receipt of any non-

action, action, clearance, consent, approval or waiver, (B) the expiration of any waiting period, (C) the commencement or proposed or threatened commencement of any investigation, litigation or administrative or judicial action or proceeding under applicable Laws, including any proceeding initiated by a private party, and (D) the nature and status of any objections raised or proposed or threatened to be raised by any Governmental Authority with respect to the Transaction; and (iii) not independently participate in any meeting, hearing, proceeding or discussions (whether in person, by telephone or otherwise) with or before any Governmental Authority in respect of the Transaction without giving the other party reasonable prior notice of such meeting or discussions and, unless prohibited by such Governmental Authority, the opportunity to attend or participate. Subject to restrictions under applicable Law, the Purchaser will not, without the prior written consent of the Company, extend or offer or agree to extend any waiting period under the HSR Act or any other Antitrust Law, or enter into any agreement with any Governmental Authority related to this Agreement or the transactions contemplated by this Agreement. However, the Company and the Purchaser may each designate any non-public information provided to any Governmental Authority as restricted to “outside counsel” only and any such information shall not be shared with employees, officers or directors or their equivalents of the other Party without approval of the Party providing the non-public information; provided, however, that each of the Company and the Purchaser may redact any valuation and related information before sharing any information provided to any Governmental Authority with the other Party on an “outside counsel” only basis, and that the Company and the Purchaser shall not in any event be required to share information that benefits from legal privilege with the other Party, even on an “outside counsel” only basis, where this would cause such information to cease to benefit from legal privilege.

(c) Other Action. The Purchaser shall not, directly or indirectly (whether by merger, consolidation or otherwise), acquire (or agree to acquire) any business, corporation, partnership, association or other business organization or division or part thereof, or any securities or collection of assets, if doing so would reasonably be expected to prevent or materially delay the consummation of the transactions contemplated by this Agreement.

(d) Limitations on Action. Notwithstanding anything to the contrary in this Section 6.2, nothing in this Section 6.2 or this Agreement shall require or obligate the Purchaser to agree, propose, commit to, or effect, or otherwise be required, by consent decree, hold separate, or otherwise, any sale, divestiture, hold separate, or any other action otherwise limiting the freedom of action in any respect with respect to any businesses, products, rights, services, licenses, assets, or interest therein, of Purchaser or any Affiliate.

6.3 Proxy Statement.

(a) Proxy Statement. As promptly as practical following the date hereof, the Company (with the assistance and cooperation of the Purchaser as reasonably requested by the Company) will prepare and, as promptly as practicable following the date of this Agreement, file with the SEC a preliminary proxy statement (as amended or supplemented, the “Proxy Statement”) relating to the Company Stockholder Meeting. Subject to Section 5.3, the Company shall include the Company Board Recommendation in the Proxy Statement. Prior to the filing of the Proxy Statement (or any amendment or supplement thereto), or any dissemination thereof to the Company Stockholders, or responding to any comments from the SEC with respect thereto, the Company shall provide the Purchaser and its counsel with a reasonable opportunity to review and to comment on such document or response (except to the extent that any disclosures in such document or response relate to an Acquisition Proposal), which comments, if any, the Company shall consider in good faith. None of the information supplied or to be supplied by or on behalf of the Company or the Purchaser for inclusion or incorporation by reference in the Proxy Statement, at the date it or any amendment or supplement is mailed to the Company Stockholders and at the time of the Company Stockholder Meeting, will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances in which they are made, not misleading.

(b) Furnishing Information. The Company, on the one hand, and the Purchaser, on the other hand, will furnish all information concerning it and its Affiliates, if applicable, as the other Party may reasonably request in connection with the preparation and filing with the SEC of the Proxy Statement. If at any time prior to the Company Stockholder Meeting any information relating to the Company, the Purchaser or any of their respective Affiliates should be discovered by the Company, on the one hand, or the Purchaser, on the other hand, that should be set forth in an amendment or supplement to the Proxy Statement so that such filing would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then the Party that discovers such information will promptly notify the other, and an appropriate amendment or supplement to such filing describing such information will be promptly prepared and filed with the SEC by the appropriate Party and, to the extent required by applicable law or the SEC or its staff, disseminated to the Company Stockholders.

(c) Consultation Prior to Certain Communications. The Company and its Affiliates, on the one hand, and the Purchaser and its Affiliates, on the other hand, may not communicate in writing with the SEC or its staff with respect to the Proxy Statement without first providing the other Party a reasonable opportunity to review and comment on such written communication, and each Party will give due consideration to all reasonable additions, deletions or changes suggested thereto by the other Parties or their respective counsel.

(d) Notices. The Company, on the one hand, and the Purchaser, on the other hand, will advise the other, promptly after it receives notice thereof, of any receipt of a request by the SEC or its staff for: (i) any amendment or revisions to the Proxy Statement; (ii) any receipt of comments from the SEC or its staff on the Proxy Statement; or (iii) any receipt of a request by the SEC or its staff for additional information in connection therewith.

(e) Dissemination of Proxy Statement. Subject to applicable Law, the Company will use its reasonable best efforts to cause the definitive Proxy Statement to be disseminated to the Company Stockholders as promptly as reasonably practicable following the filing thereof with the SEC and confirmation from the SEC that it will not review, or that it has completed its review of, the Proxy Statement.

6.4 Company Stockholder Meeting.

(a) Call of Company Stockholder Meeting. Within 10 calendar days after the date of this Agreement (and thereafter as reasonably determined by the Company in consultation with the Purchaser), the Company shall conduct a “broker search” in accordance with Rule 14a- 13 of the Exchange Act for a record date for the Company Stockholder Meeting that is 20 Business Days after the date of such “broker search.” Following the clearance of the Proxy Statement by the SEC, the Company shall duly call and hold a meeting of its stockholders (the “Company Stockholder Meeting”) as promptly as reasonably practicable (taking into account the time necessary to solicit proxies for the approval of the Transactions and the Certificate of Amendment) following the mailing of the Proxy Statement to the Company Stockholders, which mailing will be initiated as promptly as practicable following the confirmation from the SEC that it will not review, or that it has completed its review of, the Proxy Statement, for the purpose of obtaining the Requisite Stockholder Approvals. Subject to Section 5.3 and unless there has been a Company Board Recommendation Change, the Company will use its reasonable best efforts to solicit proxies to obtain the Requisite Stockholder Approvals.

(b) Adjournment of Company Stockholder Meeting. Notwithstanding anything to the contrary in this Agreement, nothing will prevent the Company from postponing or adjourning the Company Stockholder Meeting: (i) to allow additional solicitation of votes in order to obtain the Requisite Stockholder Approvals; (ii) if there are holders of an insufficient number of shares of the Company Common Stock present or represented by proxy at the Company Stockholder Meeting to constitute a quorum at the Company Stockholder Meeting; (iii) if the Company is required to postpone or adjourn the Company Stockholder Meeting by applicable Law or receives a request from the SEC or its staff; or (iv) if the Company Board (or a committee thereof) has determined in good faith (after consultation with outside legal counsel) that it is necessary under applicable Law to postpone or adjourn the Company Stockholder Meeting in order to give the Company Stockholders sufficient time to evaluate any information or disclosure that the Company has sent to the Company Stockholders or otherwise made available to the Company Stockholders (including in connection with any Company Board Recommendation Change). Notwithstanding the foregoing, (1) the Company shall not, without the prior written consent of the Purchaser, postpone the Company Stockholder Meeting for more than 20 Business Days in the aggregate, and (2) the Company shall, at the request of the Purchaser, to the extent permitted by applicable Law, adjourn the Company Stockholder Meeting to a date specified by the Purchaser and the Company (taking into account the time necessary to solicit proxies) if a quorum is absent at the Company Stockholder Meeting or if the Company has not received proxies representing a sufficient number of shares of Company Common Stock to obtain the Requisite Stockholder Approvals.

(c) Force-the-Vote. The Company’s obligations pursuant to this Section 6.4 shall not be affected by (i) the commencement, public proposal, public disclosure or communication to the Company of an Acquisition Proposal or (ii) any Company Board Recommendation Change.

6.5 Anti-Takeover Laws. The Company and the Purchaser will: (a) take all actions within their power to ensure that no “control share acquisition,” “fair price,” “moratorium,” “business combination” or other state anti-takeover Law (including Section 203 of the DGCL), statute or similar statute or regulation is or becomes applicable to the Transaction or any other transactions contemplated by this Agreement (including the Other Transactions); and (b) if any “control share acquisition,” “fair price,” “moratorium,” “business combination” or other state anti-takeover Law (including Section 203 of the DGCL), statute or similar statute or regulation becomes applicable to the Transaction or any other transactions contemplated by this Agreement

(including the Other Transactions), take all actions within their power to ensure that the Transactions may be consummated as promptly as reasonably practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on the Transactions.

6.6 Use of Proceeds. The Company shall use the proceeds of the Purchase Price paid by the Purchaser, together with the proceeds of the purchase price paid by the Other Purchasers pursuant to the Other Purchase Agreements, to (a) first, pay off all outstanding balances under the Company Notes in accordance with the Starboard Agreement, (b) second, pay off all outstanding balances under the Foreign Note and (c) third, using any remaining proceeds directly or indirectly to pay its expenses related to the Transactions and for general corporate purposes. To the extent the proceeds of the Purchase Price paid by the Purchaser, together with the proceeds of the purchase price paid by the Other Purchasers pursuant to the Other Purchase Agreements, are insufficient for purposes of the foregoing clauses (a) through (c), then the Company shall use the proceeds from its balance sheet for such purposes.

6.7 Access. At all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article IX and the Closing, the Company will afford the Purchaser reasonable access, consistent with applicable Law, during normal business hours, upon reasonable advance notice provided in writing to the General Counsel of the Company, or another Person designated in writing by the Company, to the properties, books and records and personnel of the Company, except that the Company may restrict or otherwise prohibit access to any documents or information to the extent that: (a) any applicable Law or Contract requires the Company to restrict or otherwise prohibit access to such documents or information; (b) access to such documents or information would give rise to a material risk of waiving any attorney-client privilege, work product doctrine or other privilege applicable to such documents or information; (c) such disclosure relates to interactions with other prospective buyers or transaction partners of the Company or the negotiation of this Agreement and the transactions contemplated hereby, or information relating to the analysis, valuation or consideration of the Transactions or the transactions contemplated hereby, in each case, subject to Section 5.3, which shall not be limited by this Section 6.7(c); (d) access to a Contract to which the Company or any of its Subsidiaries is a party or otherwise bound would violate or cause a default pursuant to, or give a third Person the right to terminate or accelerate the rights pursuant to, such Contract; (e) access would result in the disclosure of any trade secrets of third Persons; or (f) such documents or information are reasonably pertinent to any adverse Legal Proceeding between the Company and its Affiliates, on the one hand, and the Purchaser and its Affiliates, on the other hand; provided that the Company shall use reasonable best efforts to provide such documents or information in a manner that does not violate or cause a default pursuant to, or give a third Person the right to terminate or accelerate the rights pursuant to, any Contract or cause such documents or information to cease to benefit from legal privilege, including by redacting or obtaining consent in connection therewith. Nothing in this Section 6.7 will be construed to require the Company, any of its Subsidiaries or any of their respective Representatives to prepare any reports, analyses, appraisals or opinions. Any investigation conducted pursuant to the access contemplated by this Section 6.7 will be conducted in a manner that (i) does not unreasonably interfere with the conduct of the business of the Company and its Subsidiaries or otherwise result in any significant interference with the prompt and timely discharge by officers, employees and other authorized Representatives of the Company or any of its Subsidiaries of their normal duties or (ii) create a risk of damage or destruction to any property or assets of the Company or its Subsidiaries. Any access to the properties of the Company and its Subsidiaries will be subject to the Company’s reasonable security measures and insurance requirements and will not include the right to perform invasive or subsurface testing or any sampling, monitoring or analysis of soil, groundwater, building materials, indoor air, or other environmental media of the sort generally referred to as a “Phase II” environmental investigation. The terms and conditions of the Confidentiality Agreement will apply to any information obtained by the Purchaser or any of its Representatives in connection with any investigation conducted pursuant to the access contemplated by this Section 6.7; provided that, notwithstanding any provision to the contrary in the Confidentiality Agreement, the Purchaser and any of its Representatives shall be permitted to disclose to the Other Purchasers and their respective Representatives any information of the Company and discuss with the Other Purchasers and their respective Representatives any information of the Company, in each case, including in connection with the Transactions or any other Acquisition Proposal, except that the Purchaser or its Representatives shall not disclose to the Other Purchasers or their respective Representatives any Company information that is competitively sensitive and is designated in writing by the Company to be for such Purchaser’s access only (or that otherwise directly relates only to commercial matters or arrangements of the Company in the ordinary course of business (and not the Transaction or any Acquisition Proposal) and, notwithstanding the foregoing, would otherwise be prohibited to be disclosed by the Purchaser or its applicable Affiliates pursuant to another confidentiality agreement between the Purchaser or its Affiliates and the Company or its Affiliates). All requests for access pursuant to this Section 6.7 must be directed to the General Counsel of the Company, or another person designated in writing by the Company. Notwithstanding any provision to the contrary in the Confidentiality Agreement, the Confidentiality Agreement shall automatically terminate at the Closing.

6.8 Notification of Certain Matters.

(a) Notification by the Company. From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article IX and the Closing, the Company will give prompt notice to the Purchaser upon the discovery by the Company’s Chief Executive Officer, Chief Financial Officer, Chief Product Officer, Chief Commercial Officer or Chief Revenue Officer: (i) that any representation or warranty made by it in this Agreement has become untrue or inaccurate in any material respect as of the date it was made; (ii) of any failure by it to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it pursuant to this Agreement in any material respect; or (iii) of any failure of the conditions to the obligations of the Purchaser set forth in Section 7.2(a), Section 7.2(b) or Section 7.2(c) to be satisfied at the Closing or the satisfaction of which to be materially delayed, except that no such notification will modify any representation, warranty or covenant of the Company set forth in this Agreement or the conditions to the obligations of the Purchaser to consummate the Transaction or the remedies available to the Parties under this Agreement. The terms and conditions of the Confidentiality Agreement apply to any information provided to the Purchaser pursuant to this Section 6.8(a).

(b) Notification by Purchaser. From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article IX and the Closing, the Purchaser will give prompt notice to the Company upon the discovery: (i) that any representation or warranty made by the Purchaser in this Agreement has become untrue or inaccurate in any material respect; (ii) of any failure by the Purchaser to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by the Purchaser pursuant to this Agreement in any material respect; or (iii) of any failure of the conditions to the obligations of the Company set forth in Section 7.3(a) or Section 7.3(b) to be satisfied at the Closing or the satisfaction of which to be materially delayed, except that no such notification will modify any representation, warranty or covenant of the Purchaser set forth in this Agreement or the conditions to the obligations of the Company to consummate the Transaction or the remedies available to the Parties under this Agreement. The terms and conditions of the Confidentiality Agreement shall apply to any information provided to the Company pursuant to this Section 6.8(b).

6.9 Public Statements and Disclosure. The initial press release with respect to the execution of this Agreement shall be a joint press release to be reasonably agreed upon by the Company and the Purchaser. Following such initial press release, the Company and the Purchaser shall consult with each other before issuing, and give each other the opportunity to review and comment upon, any press release or other public statements with respect to the Transactions and shall not issue any such press release or make any such public statement prior to such consultation, except as such party may reasonably conclude may be required by applicable Law, court process or by obligations pursuant to any listing agreement with any national securities exchange or national securities quotation system (and then only after as much advance notice and consultation as is feasible); provided, however, that the Company or the Purchaser shall not be obligated to engage in such consultation with respect to communications that are (a) principally directed to employees, suppliers, customers, partners or vendors or (b) not materially inconsistent with public statements previously made in accordance with this Section 6.9; provided, further, however, that the restrictions set forth in this Section 6.9 shall not apply to any release or public statement (i) made or proposed to be made by the Company with respect to an Acquisition Proposal, a Superior Proposal or a Company Board Recommendation Change or any action taken pursuant thereto or (ii) in connection with any dispute between the parties regarding this Agreement or the Transaction.

6.10 Transaction Litigation. Prior to the Closing, the Company will provide the Purchaser with prompt notice (and in any event within three Business Days) of all Transaction Litigation commenced or threatened in writing to be commenced, after the date of this Agreement, against the Company or any of its directors or officers by any stockholder relating to this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby (including by providing copies of all pleadings with respect thereto) and keep the Purchaser reasonably informed with respect to the status thereof. The Company will: (a) give the Purchaser the opportunity to, subject to the entry into a joint defense agreement with terms mutually agreeably to the parties, participate in the defense, settlement or prosecution of any Transaction Litigation, and shall consider the Purchaser’s views; and (b) consult with the Purchaser with respect to the defense, settlement and prosecution of any Transaction Litigation. The Company may not compromise, settle or come to an arrangement regarding, or agree to compromise, settle or come to an arrangement regarding, any Transaction Litigation unless the Purchaser has consented thereto in writing (which consent will not be unreasonably withheld, conditioned or delayed).

6.11 Listing of Shares. Prior to the Closing and subject to the stockholder approval rules of the NASDAQ, the Company will use its reasonable best efforts to obtain approval for listing, subject to notice of issuance, of the Underlying Shares on the NASDAQ.

6.12 Comcast and Starboard Agreements. From the signing date of the Comcast Agreement(s) and the Starboard Agreement through the Closing, the Company shall not (a) waive, amend or modify in any material respect, or terminate, the Comcast Agreement(s) or (b) waive, amend or modify in any respect, or terminate, the Starboard Agreements, in each case, without the prior written consent of the Purchaser.

6.13 Directors. The Company shall take all necessary action so that immediately after the Closing, the Company Board is comprised of two individuals designated by the Purchaser, two individuals designated by the Charter Purchaser, two individuals designated by the Cerberus Purchaser and the individuals identified on Schedule 6.14 of the Company Disclosure Letter.

6.14 Certain Other Obligations. From and after the date hereof until the Closing, the Company shall comply with the terms of Section 6.16 of the Stockholders Agreement, as if set forth herein; provided that none of the Company or its Affiliates shall be required to pay any commitment or other fee, incur or reimburse any costs or expenses or incur any other liability or obligation of any kind in connection with the foregoing, except to the extent the Purchaser promptly reimburses the Company therefor in accordance with the next sentence hereof. The Purchaser shall promptly reimburse the Company for all reasonable, documented out-of-pocket costs and expenses incurred by the Company or any of its Affiliates in connection with the foregoing cooperation taken at the request of the Purchaser and shall indemnify and hold harmless the Company and its Affiliates from and against any and all losses, damages, claims, costs or expenses suffered or incurred by any of them in connection with such cooperation.

6.15 No Inconsistent Agreements. From the date of this Agreement through the Closing, neither the Company nor any of its Affiliates shall enter into any additional or modify any existing agreements with any Other Purchasers, that have the effect of establishing rights or otherwise benefiting any such Other Purchasers in a manner more favorable in any respect to the rights and benefits established in favor of the Purchaser by this Agreement, unless in any such case, the Purchaser has been offered such rights and benefits and the Company has agreed to such amendments to this Agreement as may be necessary to provide such rights and benefits to the Purchaser.

ARTICLE VII

CONDITIONS TO THE TRANSACTION

7.1 Conditions to Each Party’s Obligations to Effect the Transaction. The respective obligations of the Parties to consummate the Transaction are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) prior to the Closing of each of the following conditions:

(a) Requisite Stockholder Approvals. The Company’s receipt of the Requisite Stockholder Approvals at the Company Stockholder Meeting.

(b) Regulatory Approval. The waiting periods (and any extensions thereof), if required, applicable to the Transaction pursuant to the HSR Act will have expired or otherwise been terminated.

(c) No Prohibitive Laws or Injunctions. No temporary restraining order, preliminary or permanent injunction or other judgment or order or other legal or regulatory restraint or prohibition preventing the consummation of the Transaction or the Other Transactions, in each case, issued by a court or other Governmental Authority of competent jurisdiction in the United States will be in effect, and no statute, rule, regulation or order will have been enacted, entered, enforced or deemed applicable to the Transaction by a Governmental Authority of competent jurisdiction in the United States, that in each case prohibits, makes illegal, or enjoins the consummation of the Transaction or the Other Transactions.

7.2 Conditions to the Obligations of the Purchaser. The obligations of the Purchaser to consummate the Transaction will be subject to the satisfaction or waiver (where permissible pursuant to applicable Law) prior to the Closing of each of the following conditions, any of which may be waived exclusively by the Purchaser:

(a) Representations and Warranties.

(i) Other than the representations and warranties set forth in Section 3.1 (Organization; Good Standing), Section 3.2 (Corporate Power; Enforceability), Section 3.3 (Company Board Approval), Section 3.4 (Requisite Stockholder Approvals), Section 3.5(a) (Non-Contravention), Section 3.7 (Company Capitalization), Section 3.8(b) (Subsidiaries), Section 3.12(b) (Absence of Certain Changes) and Section 3.25 (Brokers), the representations and warranties of the Company set forth in this Agreement will be true and correct (without giving effect to any materiality or Company Material Adverse Effect qualifications set forth therein) as of the date of this Agreement and as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except for such failures to be true and correct that have not had and would not reasonably be expected to have a Company Material Adverse Effect;

(ii) The representations and warranties of the Company set forth in Section 3.1 (Organization; Good Standing), Section 3.2 (Corporate Power; Enforceability), Section 3.3 (Company Board Approval), Section 3.4 (Requisite Stockholder Approvals), Section 3.5(a) (Non-Contravention), Section 3.7(c) through (e) (Company Capitalization), Section 3.8(b) (Subsidiaries) and Section 3.25 (Brokers) will be true and correct in all material respects (without giving effect to any materiality or Company Material Adverse Effect qualifications set forth therein) as of the date of this Agreement and as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date);

(iii) The representations and warranties of the Company set forth in Section 3.7(a) and Section 3.7(b) will be true and correct as of the Capitalization Date, except for de minimis inaccuracies; and

(iv) The representation and warranty of the Company set forth in Section 3.12(b) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as if made at and as of the Closing Date.

(b) Performance of Obligations of the Company. The Company will have performed and complied in all material respects with the covenants, obligations and conditions of this Agreement required to be performed and complied with by it at or prior to the Closing.

(c) Company Material Adverse Effect. No Company Material Adverse Effect will have occurred after the date of this Agreement.

(d) Officer’s Certificate. The Purchaser will have received a certificate of the Company, validly executed for and on behalf of the Company and in its name by a duly authorized officer thereof, certifying that the conditions set forth in Section 7.2(a), Section 7.2(b) and Section 7.2(c) have been satisfied.

(e) Certificate of Designation. The Company shall have delivered to the Purchaser a copy of the Certificate of Designation that has been filed with and accepted by the Secretary of State of the State of Delaware.

(f) Certificate of Amendment. The Company shall have delivered to the Purchaser a copy of the Certificate of Amendment that has been filed with and accepted by the Secretary of State of the State of Delaware.

(g) Evidence of Issuance. The Company shall have delivered to the Purchaser evidence of the issuance of the Purchased Shares credited to book-entry accounts maintained by the Company.

(h) Reservation and Approval for Listing of Underlying Shares. The Underlying Shares shall have been reserved by the Company and approved for listing on the NASDAQ, subject to official notice of issuance.

(i) Registration Rights Agreement. The Company shall have delivered to the Purchaser a copy of the Registration Rights Agreement substantially in the form attached hereto as Exhibit C, duly executed by the Company.

(j) Stockholders Agreement. The Company shall have delivered to the Purchaser a copy of the Stockholders Agreement substantially in the form attached hereto as Exhibit D (the “Stockholders Agreement”), duly executed by the Company.

(k) Charter Agreements. The Company shall have delivered to the Purchaser a duly executed copy of the Data License Agreement and Service Order substantially in the form attached hereto as Exhibit E (the “Charter Agreements”).

(l) Comcast Agreement(s). The Set-Top Box Data License Agreement, by and between the Company and Comcast Cable Communications Management, LLC, dated as of February 26, 2020, as amended as of the date of this Agreement (the “Comcast Agreement(s)”), shall continue to be in effect.

(m) Other Purchase Agreements. Each of the conditions precedent to the obligations of the parties to each Other Purchase Agreement shall have been satisfied or waived (other than those conditions that by their terms are to be satisfied concurrently with the Closing, but subject to the satisfaction or waiver (to the extent permitted under such Other Purchase Agreement) of such conditions) and each Other Transaction is consummated at substantially the same time as the Closing.

(n) Payoff Letters. The Company shall have delivered to the Purchaser duly executed payoff letters evidencing the payoff of all outstanding balances under, and the release of any liens and encumbrances in respect of, the Company Notes in accordance with the Starboard Agreement and the Foreign Note in accordance with its terms.

(o) Opinion. The Company shall have delivered to the Purchaser an opinion addressed to the Purchaser from Vinson & Elkins L.L.P., counsel to the Company, dated as of the Closing Date, substantially in the form attached hereto as Exhibit F.

(p) Resignation. Other than those persons identified in Section 6.14 and the Stockholders Agreement as members of the Company Board after the Closing, all members of the Company Board shall have executed written resignations effective as of the Closing.

7.3 Conditions to the Company’s Obligations to Effect the Transaction. The obligations of the Company to consummate the Transaction are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) prior to the Closing of each of the following conditions, any of which may be waived exclusively by the Company:

(a) Representations and Warranties. The representations and warranties of the Purchaser set forth in this Agreement will be true and correct on and as of the date of this Agreement and as of the Closing Date with the same force and effect as if made on and as of such date, except for: (i) any failure to be so true and correct that would not, individually or in the aggregate, prevent or materially delay the consummation of the Transaction or the other transactions contemplated by this Agreement or the ability of the Purchaser to fully perform its covenants and obligations pursuant to this Agreement; and (ii) those representations and warranties that expressly speak as of an earlier date, which representations will have been true and correct as of such earlier date, except for any failure to be so true and correct that would not, individually or in the aggregate, prevent or materially delay the consummation of the Transaction or the other transactions contemplated by this Agreement or the ability of the Purchaser to fully perform its covenants and obligations pursuant to this Agreement.

(b) Performance of Obligations of the Purchaser. The Purchaser will have performed and complied in all material respects with the covenants, obligations and conditions of this Agreement required to be performed and complied with by the Purchaser at or prior to the Closing.

(c) Officer’s Certificate. The Company will have received a certificate of the Purchaser, validly executed for and on behalf of the Purchaser and in its name by a duly authorized officer thereof, certifying that the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied.

(d) Payment of Purchase Price. The Purchaser shall have delivered to the Company payment of the Purchase Price, payable by wire transfer of immediately available funds to accounts designated in advance of the Closing Date by the Company.

(e) Registration Rights Agreement. The Purchaser shall have delivered to the Company a copy of the Registration Rights Agreement substantially in the form attached hereto as Exhibit C, duly executed by the Purchaser.

(f) Stockholders Agreement. The Purchaser shall have delivered to the Company a copy of the Stockholders Agreement substantially in the form attached hereto as Exhibit D, duly executed by such Purchaser.

(g) Form W-9. The Purchaser shall have delivered to the Company at least two Business Days prior to the Closing Date a properly executed IRS Form W-9 from the Purchaser (or, if the Purchaser is a disregarded entity for U.S. federal income Tax purposes, its regarded owner).

ARTICLE VIII

INDEMNIFICATION

8.1 Survival of Provisions. The Company Fundamental Representations and the Purchaser Fundamental Representations shall survive the execution and delivery of this Agreement indefinitely and the other representations and warranties contained in this Agreement and the covenants made in this Agreement that are required to be performed prior to the Closing Date shall survive for a period of 12 months following the Closing Date. The covenants made in this Agreement that are required to be performed on or after the Closing Date shall survive the Closing and remain operative and in full force and effect in accordance with their respective terms until fully performed. Notwithstanding the foregoing, if any claim is brought pursuant to this Article VIII prior to the expiration of any survival period set forth in this Section 8.1, the expiration date of such survival period shall be automatically extended until such claim is fully and finally resolved.

8.2 Indemnification by the Company. The Company agrees to indemnify the Purchaser Related Parties from, and hold each of them harmless against, any and all actions, suits, proceedings (including any investigations, litigation or inquiries), demands, and causes of action, and, in connection therewith, and promptly upon demand, pay or reimburse each of them for all costs, losses, liabilities, damages, or expenses of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel and all other reasonable expenses incurred in connection with investigating, defending or preparing to defend any such matter that may be incurred by them or asserted against or involve any of them) (collectively, “Losses”), whether or not involving a Third-Party Claim, as a result of, arising out of, or in any way related to the breach of any representation or warranty set forth in Article III or any certificate delivered hereunder or failure to perform any covenant or agreement of the Company contained herein; provided that such claim for indemnification relating to the breach of representations, warranties or covenants is made prior to the expiration of the survival period of such representation or warranty as set forth in Section 8.1; provided, however, that for purposes of determining when an indemnification claim has been made, the date upon which a Purchaser Related Party shall have given notice (stating in reasonable detail the basis of the claim for indemnification) to the Company shall constitute the date upon which such claim has been made.

8.3 Indemnification by the Purchaser. The Purchaser agrees to indemnify the Company Related Parties from, and hold each of them harmless against, any and all actions, suits, proceedings (including any investigations, litigation or inquiries), demands, and causes of action, and, in connection therewith, and promptly upon demand, pay or reimburse each of them for all Losses, whether or not involving a Third-Party Claim, as a result of, arising out of, or in any way related to the breach of any representation or warranty made by such Purchaser and set forth in Article IV or any failure by Purchaser to perform any covenant or agreement of the Purchaser contained herein; provided that such claim for indemnification relating to the breach of representations, warranties or covenants is made prior to the expiration of the survival period of such representation or warranty as set forth in Section 8.1; provided, however, that for purposes of determining when an indemnification claim has been made, the date upon which a Company Related Party shall have given notice (stating in reasonable detail the basis of the claim for indemnification) to the Purchaser shall constitute the date upon which such claim has been made.

8.4 Limitations to Indemnification.

(a) (i) The Company shall not be liable for any indemnifiable Losses that may be recovered by the Purchaser Related Parties (other than for breaches of any Company Fundamental Representations or any covenants of the Company or Fraud) unless and until the amount of such indemnifiable Losses, individually or in the aggregate, exceeds an amount equal to 2.00% of the Purchase Price (the “Indemnity Threshold”), but from and after such time as the indemnifiable Losses of the Purchaser Related Parties exceed the Indemnity Threshold, each applicable Purchaser Related Party shall be entitled to indemnity for the entire amount of all indemnifiable Losses of such Person, and (ii) the Purchaser shall not be liable for any indemnifiable Losses that may be recovered by the Company Related Parties (other than for breaches of any Purchaser Fundamental Representations or any covenants of the Purchaser or Fraud) unless and until the amount of such indemnifiable Losses, individually or in the aggregate, exceeds an amount equal to the Indemnity Threshold, but from and after such time as the indemnifiable Losses of the Company Related Parties exceed the Indemnity Threshold, each applicable Company Related Party shall be entitled to indemnity for the entire amount of all indemnifiable Losses of such Person.

(b) The maximum amount of indemnifiable Losses that may be recovered from (i) the Company for any amounts due under Section 8.2 (other than for breaches of any Company Fundamental Representations or any covenants of the Company or Fraud) shall be an amount equal to 10.00% of the Purchase Price (the “Indemnity Cap”) and (ii) the Purchaser for any amounts due under Section 8.3 (other than for breaches of any Purchaser Fundamental Representations or any covenants of the Purchaser or Fraud) shall be an amount equal to the Indemnity Cap; provided that, other than with respect to Fraud, the maximum amount of indemnifiable Losses that may be recovered from the Company or from the Purchaser, as applicable, shall be an amount equal to the Purchase Price.

(c) For purposes of the Company’s indemnification obligations under Section 8.2, including for purposes of both determining whether there has been a breach of any representation or warranty and for determining the amount of indemnifiable Losses resulting therefrom, the representations and warranties set forth in Article III of this Agreement that are qualified as to “material”, “materiality”, “material respects”, “Material Adverse Effect” or words of similar import or effect shall be deemed to have been made without any such qualification.

(d) No party hereto shall have any liability for Losses pursuant to Section 8.2 or Section 8.3 for any consequential (to the extent the Loss did not arise from a reasonably foreseeable consequence of the relevant breach or the matter giving rise to the applicable Loss) or punitive damages relating to a breach or alleged breach of this Agreement, whether based in contract, tort, strict liability, other law or otherwise, except to the extent such Losses are incurred by a third person and constitute a portion of a Third-Party Claim.

(e) Each Company Related Party or Purchaser Related Party seeking indemnification hereunder (each, an “Indemnified Party”) shall use reasonable best efforts to pursue any and all rights it or any of its controlled Affiliates has to any applicable insurance proceeds, indemnity or contribution from a third party in respect of any Losses payable by the indemnitor hereunder (the “Indemnifying Party”) pursuant to this Article VIII, and any payments by an Indemnifying Party pursuant to this Article VIII in respect of such Losses shall be reduced by the amount of such insurance proceeds, indemnity, contribution or other similar payment actually received by the Indemnified Party or any of its controlled Affiliates in respect of such Losses, less any related costs and expenses actually incurred by the Indemnified Party and its controlled Affiliates in pursuing such insurance claim or indemnity, contribution or other similar payment and the amount of any retrospective or other current increase in premium actually borne by the Indemnified Party or any of its controlled Affiliates, directly or indirectly, that is directly attributable to the payment of such insurance proceeds, and, if the Indemnified Party has previously received an indemnification payment from the Indemnifying Party for a Loss, promptly after the realization of any insurance proceeds, indemnity, contribution or other similar payment with respect to such Loss, the Indemnified Party shall reimburse the Indemnifying Party for such payment (less any costs and expenses described in the preceding sentence). For the avoidance of doubt, the Indemnified Party shall be entitled to pursue indemnification from the Indemnifying Party pursuant to this Agreement prior to, after or concurrently with the pursuit of any such rights to insurance proceeds, indemnity or contribution from a third party.

(f) Notwithstanding anything to the contrary contained in this Agreement, (i) no Indemnified Party or any of its Affiliates will be entitled to recover more than one time for any particular Losses under this Agreement and (ii) to the extent an Indemnifying Party has paid any Losses under this Agreement to any Indemnified Party, no other Indemnified Party shall be entitled to recover the same Losses in respect of the claims for which such Losses were paid.

(g) No Indemnified Party shall be entitled to indemnification under this Article VIII for, and Losses shall not include, any Losses to the extent resulting from the actions or omissions of such Indemnified Party. Each Indemnified Party shall make reasonable efforts to mitigate or minimize all Losses upon and after becoming aware of any event or condition which would reasonably be expected to give rise to any Losses that are indemnifiable hereunder and, if an Indemnified Party fails to use reasonable best efforts to so mitigate any indemnifiable Losses under this sentence, the Indemnifying Party that would otherwise have an indemnity obligation hereunder with respect to such Losses shall have no liability for any portion of such Losses that reasonably would have been avoided or mitigated had the Indemnified Party made such efforts.

8.5 Indemnification Procedure. Promptly after an Indemnified Party has received notice of any indemnifiable claim hereunder, or the commencement of any action, suit or proceeding by a third person, which the Indemnified Party believes in good faith is an indemnifiable claim under this Agreement (each a “Third-Party Claim”), the Indemnified Party shall give the Indemnifying Party written notice of such Third-Party Claim, but failure to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability it may have to such Indemnified Party hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure. Such notice shall state the nature and the basis of such Third-Party Claim to the extent then known. The Indemnifying Party shall have the right to defend, at its own expense and by its own counsel who shall be reasonably acceptable to the Indemnified Party, any such matter as long as the Indemnifying Party pursues the same diligently and in good faith; provided that, notwithstanding anything to the contrary in this Section 8.5, the Indemnifying Party shall not be entitled to assume the defense of any Third-Party Claim (and, to the extent the Indemnifying Party has assumed the defense, shall transfer control of such defense to the Indemnified Party) if (a) such Third-Party Claim seeks equitable relief or such Third-Party Claim involves a criminal action, (b) the Indemnifying Party shall not have assumed the defense of such Third-Party Claim within 10 Business Days of receipt of a notice of such Claim for indemnity or (c) such Third-Party Claim exceeds the Indemnity Cap. If the Indemnifying Party undertakes to defend, it shall promptly, and in no event later than 10 Business Days, notify the Indemnified Party of its intention to do so, and the Indemnified Party shall cooperate with the Indemnifying Party and its counsel in all commercially reasonable respects in the defense thereof. Such cooperation shall include, but shall not be limited to, furnishing the Indemnifying Party with any books, records and other information reasonably requested by the Indemnifying Party and in the Indemnified Party’s possession or control. Such cooperation of the Indemnified Party shall be at the cost of the Indemnifying Party. After the Indemnifying Party has notified the Indemnified Party of its intention to undertake to defend any such asserted liability, and for so long as the Indemnifying Party diligently pursues such defense, the Indemnifying Party shall not be liable for any additional legal expenses incurred by the Indemnified Party in connection with any defense of such asserted liability; provided, however, that the Indemnified Party shall be entitled (i) at its expense, to participate in the defense of such asserted liability and (ii) if (A) the Indemnifying Party has within ten (10) Business Days after the Indemnified Party provides written notice of a Third-Party Claim, failed (1) to assume the defense or employ counsel reasonably acceptable to the Indemnified Party or (2) to notify the Indemnified Party of such assumption or (B) if the defendants in any such action include both the Indemnified Party and the Indemnifying Party and counsel to the Indemnified Party shall have concluded that there may be reasonable defenses available to the Indemnified Party that are different from or in addition to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party, then the Indemnified Party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred. Notwithstanding any other provision of this Agreement, the Indemnifying Party shall not consent to the settlement of, or the entry of any judgment arising from, any indemnified Third-Party Claim without the consent of the Indemnified Party (which consent shall not be unreasonably withheld), unless the settlement thereof, or the entry of any judgment arising therefrom, imposes no liability or obligation on, and includes a complete release from liability of, and does not include any admission of wrongdoing or malfeasance by, the Indemnified Party. The remedies provided for in this Article VIII are cumulative and are not exclusive of any remedies that may be available to a party at law or in equity or otherwise.

8.6 Exclusive Remedy. After the Closing, the sole and exclusive remedy for any and all Losses related to the breach of any representation or warranty set forth in Article III or Article IV or any covenant to be performed prior to the Closing Date of this Agreement shall be the rights of indemnification set forth in this Article VIII only, and no Person will have any other entitlement, remedy or recourse, whether in contract, tort or otherwise, it being agreed that all of such other remedies, entitlements and recourse are expressly waived and released by the parties hereto to the fullest extent permitted by Law. Notwithstanding anything in the foregoing to the contrary, nothing in this Agreement shall limit or otherwise restrict a Fraud claim brought by any party hereto or the right to seek specific performance pursuant to Section 10.8(b).

8.7 Payment of Indemnification Claims. To the extent it is finally determined or otherwise agreed upon that any Indemnifying Party is required to provide an indemnification payment pursuant to this Article VIII to any Indemnified Party, such payment shall be made directly by such Indemnifying Party by wire transfer of immediately available funds to an account designated by such Indemnified Party, within 10 Business Days of such final determination and designation of account.

8.8 Tax Treatment of Indemnification Payments. Any indemnification payments made under this Article VIII shall be treated for all Tax purposes as an adjustment to the relevant Purchaser’s Purchase Price, except as otherwise required by applicable Law.

ARTICLE IX

TERMINATION, AMENDMENT AND WAIVER

9.1 Termination. This Agreement may be validly terminated only as follows (it being understood and agreed that this Agreement may not be terminated for any other reason or on any other basis):

(a) at any time prior to the Closing (whether prior to or after the receipt of the Requisite Stockholder Approvals) by mutual written agreement of the Purchaser and the Company;

(b) by the Purchaser or the Company, at any time prior to the Closing (whether prior to or after the receipt of the Requisite Stockholder Approvals) if: (i) any permanent injunction or other judgment or order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Transaction is in effect, or any action has been taken by any Governmental Authority of competent jurisdiction, that, in each case, prohibits, makes illegal or enjoins the consummation of the Transaction and has become final and non-appealable; or (ii) any statute, rule, regulation or order has been enacted, entered, enforced or deemed applicable to the Transaction that permanently prohibits, makes illegal or enjoins the consummation of the Transaction, except that the right to terminate this Agreement pursuant to this Section 9.1(b) will not be available to any Party that has breached its obligations to resist appeal, obtain consent pursuant to, resolve or lift, as applicable, such injunction, action, statute, rule, regulation or order;

(c) by the Purchaser or the Company, at any time prior to the Closing (whether prior to or after the receipt of the Requisite Stockholder Approvals) if the Closing has not occurred by 11:59 p.m., New York City time, on July 1, 2021 (the “Termination Date”); provided that the right to terminate this Agreement pursuant to this Section 9.1(c) will not be available to any Party whose action or failure to act (which action or failure to act constitutes a breach by such Party of this Agreement) has been the primary cause of, or primarily resulted in, either (i) the failure to satisfy the conditions to the obligations of the terminating Party to consummate the Transaction set forth in Article VII prior to the Termination Date or (ii) the failure of the Closing to have occurred prior to the Termination Date;

(d) by the Purchaser or the Company, at any time prior to the Closing if the Company fails to obtain the Requisite Stockholder Approvals at the Company Stockholder Meeting (or any adjournment or postponement thereof) at which a vote on the Transactions is taken, except that the right to terminate this Agreement pursuant to this Section 9.1(d) will not be available to any Party whose action or failure to act (which action or failure to act constitutes a breach by such Party of this Agreement) has been the primary cause of, or primarily resulted in, the failure to obtain the Requisite Stockholder Approvals at the Company Stockholder Meeting (or any adjournment or postponement thereof);

(e) by the Purchaser, if the Company has breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 7.2(a) or Section 7.2(b), except that if such breach is capable of being cured by the Termination Date, the Purchaser will not be entitled to terminate this Agreement prior to the delivery by the Purchaser to the Company of written notice of such breach, delivered at least 30 days prior to such termination or such shorter period of time as remains prior to the Termination Date (the shorter of such periods, the “Company Breach Notice Period”) stating the Purchaser’s intention to terminate this Agreement pursuant to this Section 9.1(e) and the basis for such termination, it being understood that the Purchaser will not be entitled to terminate this Agreement if (i) such breach has been cured within the Company Breach Notice Period (to the extent capable of being cured) or (ii) the Purchaser is then in breach of any representation, warranty, agreement or covenant contained in this Agreement which breach would result in a failure of a condition set forth in Section 7.3(a) or Section 7.3(b);

(f) by the Purchaser, if at any time the Company Board (or a committee thereof) has effected a Company Board Recommendation Change;

(g) by the Company, if the Purchaser has breached or failed to perform in any material respect any of its respective representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 7.3(a) or Section 7.3(b), except that if such breach is capable of being cured by the Termination Date, the Company will not be entitled to terminate this Agreement pursuant to this Section 9.1(g) prior to the delivery by the Company to the Purchaser of written notice of such breach, delivered at least 30 days prior to such termination or such shorter period of time as remains prior to the Termination Date (the shorter of such periods, the “Purchaser Breach Notice Period”) stating the Company’s intention to terminate this Agreement pursuant to this Section 9.1(g) and the basis for such termination, it being understood that the Company will not be entitled to terminate this Agreement if (i) such breach has been cured within the Purchaser Breach Notice Period (to the extent capable of being cured) or (ii) the Company is then in breach of any representation, warranty, agreement or covenant contained in this Agreement which breach would result in a failure of a condition set forth in Section 7.2(a) or Section 7.2(b); and

(h) by the Purchaser or the Company, if either or both of the Other Purchase Agreements are terminated in accordance with its terms.

9.2 Manner and Notice of Termination; Effect of Termination.

(a) Manner of Termination. The Party terminating this Agreement pursuant to Section 9.1 (other than pursuant to Section 9.1(a)) must deliver prompt written notice thereof to the other Party specifying the provision of Section 9.1 pursuant to which this Agreement is being terminated and setting forth in reasonable detail the facts and circumstances forming the basis for such termination pursuant to such provision.

(b) Effect of Termination. Any proper and valid termination of this Agreement pursuant to Section 9.1 will be effective immediately upon the delivery of written notice by the terminating Party to the other Party. In the event of the termination of this Agreement pursuant to Section 9.1, this Agreement will be of no further force or effect without liability of either Party (or any partner, member, stockholder, director, officer, employee, Affiliate or Representative of such Party) to the other Party, as applicable, except that this Section 9.2, Section 9.3 and Article X will each survive the termination of this Agreement. Notwithstanding the foregoing, nothing in this Agreement or the termination hereof will relieve either Party from any liability for Fraud or any willful and material breach of this Agreement prior to its termination. In addition to the foregoing, no termination of this Agreement will affect the rights or obligations of either Party pursuant to the Confidentiality Agreement, which rights or obligations will survive the termination of this Agreement in accordance with their respective terms.

9.3 Fees and Expenses.

(a) General. Except as set forth in this Section 9.3 and Section 10.2(b), all fees and expenses incurred in connection with this Agreement and the Transaction will be paid by the Party incurring such fees and expenses whether or not the Transaction is consummated.

(b) Company Payments.

(i) If (A) this Agreement is (x) validly terminated pursuant to Section 9.1(c) (Termination Date), Section 9.1(d) (Requisite Stockholder Approvals) or Section 9.1(e) (Company Breach) or (y) validly terminated pursuant to Section 9.1(h) (Other Transactions) at a time when this Agreement may be terminated pursuant to Section 9.1(c) (Termination Date), Section 9.1(d) (Requisite Stockholder Approvals) or Section 9.1(e) (Company Breach); (B) following the execution and delivery of this Agreement and prior to such termination of this Agreement, an Acquisition Proposal has been publicly announced or known to the Company Board; and (C) within 12 months following such termination of this Agreement, either an Acquisition Transaction is consummated or the Company enters into a definitive agreement providing for an Acquisition Transaction and such Acquisition Transaction is subsequently consummated, then the Company will promptly (and in any event within two Business Days) after such consummation pay to the Purchaser the Company Termination Fee by wire transfer of immediately available funds to the account designated in writing by the Purchaser. For purposes of this Section 9.3(b)(i), all references to “10%” in the definition of “Acquisition Transaction” will be deemed to be references to “25%.”

(ii) If this Agreement is (x) validly terminated pursuant to Section 9.1(f) (Company Board Recommendation Change) or (y) validly terminated pursuant to Section 9.1(d) (Requisite Stockholder Approvals), Section 9.1(c) (Termination Date) or Section 9.1(h) (Other Transactions) at a time when this Agreement may be terminated pursuant to Section 9.1(f) (Company Board Recommendation Change), then the Company must promptly (and in any event within two Business Days) following such termination pay, or cause to be paid, to the Purchaser the Company Termination Fee by wire transfer of immediately available funds to an account or accounts designated in writing by the Purchaser.

(iii) If this Agreement is (x) validly terminated pursuant to Section 9.1(d) (Requisite Stockholder Approvals) or (y) validly terminated pursuant to Section 9.1(h) (Other Transactions) at a time when this Agreement may be terminated pursuant to Section 9.1(d) (Requisite Stockholder Approvals), then the Company must, prior to or concurrently with such termination, reimburse the Purchaser for an amount not to exceed $500,000 for the Purchaser’s reasonable, documented out-of-pocket expenses incurred in connection with this Agreement and the transactions contemplated hereby (collectively, the “Expense Reimbursement”).

(c) Single Payment Only. The Parties acknowledge and agree that in no event will the Company be required to pay the Company Termination Fee or Expense Reimbursement, as applicable, on more than one occasion, whether or not the Company Termination Fee or Expense Reimbursement, as applicable, may be payable pursuant to more than one provision of this Agreement at the same or at different times and upon the occurrence of different events. Notwithstanding anything to the contrary herein, the Purchaser’s receipt of the Expense Reimbursement shall not act as a waiver of the Company’s obligation to pay the Company Termination Fee pursuant to Section 9.3(b)(i).

(d) Payments; Default. The Parties acknowledge that the agreements contained in this Section 9.3 are an integral part of the Transaction, and that the damages resulting from the termination of this Agreement under circumstances where the Company Termination Fee or Expense Reimbursement is payable are uncertain and incapable of accurate calculation and that, without these agreements, the Parties would not enter into this Agreement, and, therefore, the Company Termination Fee or Expense Reimbursement, if, as and when required pursuant to this Section 9.3, shall not constitute a penalty, but rather liquidated damages, and in a reasonable amount that will compensate the Party receiving such amount in the circumstances in which it is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Transaction. Accordingly, if the Company fails to promptly pay any amount due pursuant to Section 9.3(b) and, in order to obtain such payment, the Purchaser commences a Legal Proceeding that results in a judgment against the Company for the amount set forth in Section 9.3(b) or any portion thereof, the Company will pay to the Purchaser its out-of-pocket costs and expenses (including reasonable attorneys’ fees) in connection with such Legal Proceeding, together with interest on such amount or portion thereof at the annual rate of 5% plus the prime rate as published in The Wall Street Journal in effect on the date that such payment or portion thereof was required to be made through the date that such payment or portion thereof was actually received, or a lesser rate that is the maximum permitted by applicable Law (the “Recovery Costs”).

(e) Exclusivity of Remedies.

(i) Notwithstanding anything in this Agreement to the contrary, but subject to the last sentence of Section 9.3(c) and Section 9.3(d), in the event the Company Termination Fee and Expense Reimbursement to the extent owed described in Section 9.3(b) is paid to the Purchaser or its respective designees, such Company Termination Fee and Expense Reimbursement to the extent owed shall constitute the sole and exclusive remedy of the Purchaser against (A) the Company, its Subsidiaries and each of their respective Affiliates; and (B) the former, current and future holders of any equity, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders and assignees of each of the Company, its Subsidiaries and each of their respective Affiliates (collectively, the “Company Related Parties”) for any loss suffered as a result of the failure of the transactions contemplated by this Agreement or any agreement executed in connection herewith to be consummated, and upon payment of the Company Termination Fee and Expense Reimbursement to the extent owed none of the Company Related Parties shall have any further liability or obligation relating to or arising out of this Agreement, any agreement executed in connection herewith or the transactions contemplated hereby and thereby (except that the Parties (or their Affiliates) will remain obligated with respect to, and the Purchaser may be entitled to remedies with respect to, the Confidentiality Agreement, Section 9.3(a) and Section 9.3(d), as applicable), other than for Fraud. The Parties hereto acknowledge and agree that, subject to the last sentence of Section 9.3(c), in no event shall the Company be required to pay the Company Termination Fee and Expense Reimbursement to the extent owed on more than one occasion, whether or not the Company Termination Fee and Expense Reimbursement to the extent owed may be payable under more than one provision of this Agreement at the same or at different times or for the occurrence of different events. Notwithstanding anything herein to the contrary, the Parties acknowledge and agree that, other than in the case of Fraud, in no event will the Company or any of its Subsidiaries have liability for monetary damages (including monetary damages in lieu of specific performance) in the aggregate in excess of the amount of the sum of the Company Termination Fee, Expense Reimbursement, and Recovery Costs to the extent owed (less any portion thereof that has been paid).

(ii) Notwithstanding anything to the contrary in this Agreement but subject to Section 9.3(e)(iii), if the Purchaser breaches this Agreement (whether such breach is intentional and material, unintentional, willful or otherwise) or fails to perform hereunder (whether such failure is intentional and material, unintentional, willful or otherwise), the Company’s right to: (A) seek an injunction, specific performance or other equitable relief in accordance with the terms and limitations of Section 10.8(b); or (B) terminate this Agreement and seek money damages from the Purchaser in the event of willful and material breach of this Agreement by the Purchaser prior to termination, shall be the sole and exclusive remedies (whether such remedies are sought in equity or at law, in contract, in tort or otherwise) of the Company and the Company Related Parties against (1) the Purchaser, its Subsidiaries and each of their respective Affiliates; and (2) the former, current and future holders of any equity, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders and assignees of the Purchaser, its Subsidiaries and their respective Affiliates (collectively, the “Purchaser Related Parties”) for any losses, damages, costs, expenses, obligations or liabilities arising out of or related to this Agreement (or any breach of any representation, warranty, covenant, agreement or obligation contained herein), the transactions contemplated by this Agreement (or any failure of such transactions to be consummated) or in respect of any oral representations made or alleged to be made in connection with this Agreement, the transactions contemplated herein or therein or otherwise (except that the Parties (or their Affiliates) will remain obligated with respect to, and the Company and its Subsidiaries may be entitled to remedies with respect to, the Confidentiality Agreement, Section 9.3(a) and Section 9.3(d)).

(iii) While each of the Company and the Purchaser may pursue a grant of specific performance in accordance with Section 10.8(b), under no circumstances shall the Company or the Purchaser be permitted or entitled to receive both (A) a grant of specific performance that results in the Closing occurring and (B) any money damages (including the Company Termination Fee and Expense Reimbursement, as applicable).

9.4 Amendment. Subject to applicable Law and subject to the other provisions of this Agreement, this Agreement may be amended by the Parties at any time by execution of an instrument in writing signed on behalf of the Purchaser and the Company (pursuant to authorized action by the Company Board (or a committee thereof)), except that in the event that the Company has received the Requisite Stockholder Approvals, no amendment may be made to this Agreement that requires the approval of the Company Stockholders pursuant to the NASDAQ rules without such approval. Notwithstanding the foregoing, (a) no Transaction Document shall be amended or waived in any manner that would impair, impede or materially delay the consummation of any Other Transaction (or terminated (other than a termination (excluding a termination due to mutual agreement) in accordance with its terms)) without the prior written consent of the applicable Other Purchaser and (b) any amendment or waiver that expands the rights or limits the obligations or liabilities of the Purchaser hereunder shall, at each Other Purchaser’s option, be deemed to be made with respect to the applicable Other Purchase Agreement and apply to such Other Purchaser. In furtherance of the preceding sentence, the Company shall provide prompt written notice to the Other Purchasers of any amendment or waiver of this Agreement. Each Other Purchaser is an express third-party beneficiary of the prior two sentences of this Section 9.4.

9.5 Extension; Waiver. At any time and from time to time prior to the Closing, either Party may, to the extent legally allowed and except as otherwise set forth herein: (a) extend the time for the performance of any of the obligations or other acts of the other Party, as applicable; (b) waive any inaccuracies in the representations and warranties made to such Party contained herein or in any document delivered pursuant hereto; and (c) subject to the requirements of applicable Law, waive compliance with any of the agreements or conditions for the benefit of such Party contained herein. Any agreement on the part of either Party to any such extension or waiver will be valid only if set forth in an instrument in writing signed by such Party. Any delay in exercising any right pursuant to this Agreement will not constitute a waiver of such right.

ARTICLE X

GENERAL PROVISIONS

10.1 Notices. All notices and other communications hereunder must be in writing and will be deemed to have been duly delivered and received hereunder: (a) four Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid; (b) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; or (c) immediately upon delivery by electronic mail or by hand (with a written or electronic confirmation of delivery), in each case to the intended recipient as set forth below (provided that any notice sent pursuant to clauses (a) or (b) shall be accompanied by notice sent by email within one Business Day after dispatch by such method):

(i)	if to the Purchaser to:

Qurate Retail, Inc.

12300 Liberty Boulevard

Englewood, CO 80112

Attn:   Renee L. Wilm, Esq.

Email: legalnotices@libertymedia.com

with a copy (which will not constitute notice) to:

Baker Botts L.L.P.

30 Rockefeller Plaza, 44th Floor

New York, NY 10112

Attn:   Samantha Crispin, Esq.

          Nicole Perez, Esq.

Email:  Samantha.Crispin@BakerBotts.com

          Nicole.Perez@BakerBotts.com

(ii)	if to the Company (prior to the Closing) to:

comScore, Inc.

11950 Democracy Drive, Suite 600

Reston, Virginia 20190

Attn:   Ashley Wright

Email: awright@comscore.com

with a copy (which will not constitute notice) to:

Vinson & Elkins LLP

1114 Avenue of the Americas

32nd Floor

New York, NY 10036

Attn: John Kupiec

 Lawrence Elbaum

Email: jkupiec@velaw.com

   lelbaum@velaw.com

Any notice received at the addressee’s location on any Business Day after 5:00 p.m., addressee’s local time, or on any day that is not a Business Day will be deemed to have been received at 9:00 a.m., addressee’s local time, on the next Business Day. From time to time, either Party may provide notice to the other Party of a change in its address or e-mail address through a notice given in accordance with this Section 10.1, except that that notice of any change to the address or any of the other details specified in or pursuant to this Section 10.1 will not be deemed to have been received until, and will be deemed to have been received upon, the later of the date (A) specified in such notice or (B) that is five Business Days after such notice would otherwise be deemed to have been received pursuant to this Section 10.1.

10.2 Tax Matters.

(a) Withholding. The Company agrees that, provided that the Purchaser delivers to the Company a properly executed IRS Form W-9 certifying as to the complete exemption from backup withholding of the Purchaser (or, if the Purchaser is a disregarded entity for U.S. federal income Tax purposes, its regarded owner), under current Law the Company (including any paying agent of the Company) shall not be required to, and shall not, deduct or withhold Taxes on any payments or deemed payments to the Purchaser. In the event that the Purchaser fails to deliver to the Company such properly executed IRS Form W-9, the Company reasonably believes that a previously delivered IRS Form W-9 is no longer accurate and/or valid, or there is a change in Law that affects the withholding obligations of the Company, the Company and its paying agent shall be entitled to deduct or withhold on all applicable payments made to the Purchaser in the form of cash such Tax amounts as the Company reasonably determines are required to be deducted or withheld therefrom under any provision of applicable Law (and, to the extent such amounts are paid to the relevant taxing authority in accordance with applicable Law, such amounts will be treated for all purposes of this Agreement as having been paid to the Person in respect of which such withholding was made); provided, that if the Company determines that an amount is required to be deducted or withheld on any payment with respect to the Purchaser, the Company shall provide reasonable prior notice to the Purchaser in writing of its intent to deduct or withhold Taxes on such payment and will reasonably cooperate with the Purchaser in obtaining any available exemption or reduction of such withholding.

(b) Transfer Taxes. The Company shall pay any and all Transfer Taxes due on (i) the issue of the Purchased Shares and (ii) the issue of shares of Company Common Stock upon conversion of the Purchased Shares. However, the Company shall not be required to pay any Transfer Tax that may be payable in respect of the issue or delivery (or any transfer involved in the issue or delivery) of Purchased Shares or shares of Company Common Stock issued upon conversion of the Purchased Shares to a beneficial owner other than the initial beneficial owner of the Purchased Shares, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Company the amount of any such Transfer Tax or has established to the satisfaction of the Company that such Transfer Tax has been paid or is not payable.

(c) Intended Tax Treatment. The Purchaser and the Company agree not to treat the Series B Preferred Stock (based on the terms set forth in the Certificate of Designations) as “preferred stock” for purposes of Section 305 of the Code and the Treasury Regulations promulgated thereunder, and, as a consequence, neither the Annual Dividends nor the Special Dividend accruing on the Series B Preferred Stock nor any difference between the purchase price paid for the Series B Preferred Stock and the Liquidation Preference (as defined in the Certificate of Designations) thereof will, by reason of Section 305(b)(4) of the Code or Treasury Regulations Section 1.305-5, be treated as a distribution of property until paid in cash. The Company and the Purchaser (and their respective Affiliates) shall file all Tax Returns in a manner consistent with the foregoing intended Tax treatment and shall not take any Tax position that is inconsistent with such intended Tax treatment except in connection with, or as required by, any of the following: (w) a change in relevant Law occurring after the Closing Date, (x) after the Closing Date, the promulgation of relevant final U.S. Treasury Regulations addressing instruments similar to the Series B Preferred Stock (from and after the effective date of such regulations), (y) an amendment to the terms of the Certificate of Designations or (z) a “determination” within the meaning of section 1313(a) of the Code.

10.3 Assignment. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder, by operation of Law or otherwise, without the prior written approval of the other Party, except that the Purchaser will have the right to assign all or any portion of its rights and obligations pursuant to this Agreement from and after the Closing to any of its Affiliates or in connection with a merger or consolidation involving the Purchaser or other disposition of all or substantially all of the assets of the Purchaser, it being understood that, such assignment will not (i) relieve the Purchaser of any of its obligations under this Agreement or (ii) impede or delay the consummation of the Transaction. Subject to the preceding sentence, this Agreement will be binding upon and will inure to the benefit of, and be enforceable by, the Parties and their respective successors and permitted assigns. Notwithstanding the foregoing, the provisions of Section 10.2(a) shall apply in respect of any transferee mutatis mutandis. No assignment by either Party will relieve such Party of any of its obligations hereunder. Any purported assignment of this Agreement without the consent required by this Section 10.3 is null and void.

10.4 Confidentiality. The Company and the Purchaser hereby acknowledge that the Company and the Purchaser have previously executed a Non-Disclosure Agreement, dated May 12, 2020 (the “Confidentiality Agreement”), which will continue in full force and effect in accordance with its terms. The Purchaser and its Representatives will hold and treat all documents and information concerning the Company and its Subsidiaries furnished or made available to the Purchaser or its Representatives in connection with the Transaction in accordance with the Confidentiality Agreement.

10.5 Entire Agreement. This Agreement and the documents and instruments and other agreements between the Parties as contemplated by or referred to herein, including the Confidentiality Agreement and the Company Disclosure Letter, constitute the entire agreement between the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof. Notwithstanding anything to the contrary in this Agreement, the Confidentiality Agreement will: (a) not be superseded; (b) survive any termination of this Agreement; and (c) continue in full force and effect until the earlier to occur of the Closing and the date on which the Confidentiality Agreement expires in accordance with its terms or is validly terminated by the parties thereto.

10.6 Third Party Beneficiaries. Unless expressly set forth herein, this Agreement is not intended to and shall not confer any rights or remedies upon any person other than the Parties, their respective successors and permitted assigns and any Indemnified Party hereunder.

10.7 Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties. Upon such a determination, the Parties agree to negotiate in good faith to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision. If any provision of this Agreement is so broad as to be unenforceable, such provision will be interpreted to be only so broad as it is enforceable.

10.8 Remedies.

(a) Remedies Cumulative. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by Law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. Notwithstanding anything else to the contrary herein, although the Company may pursue both a grant of specific performance and monetary damages, under no circumstances will the Company be permitted or entitled to receive both a grant of specific performance that results in the occurrence of the Closing and monetary damages (including any monetary damages in lieu of specific performance). Except as set forth in the foregoing sentence, the Parties agree that (i) by seeking the remedies provided for in this Section 10.8, a Party shall not in any respect waive its right to seek any other form of relief that may be available to a party under this Agreement and (ii) nothing set forth in this Section 10.8 shall require any Party hereto to institute any legal action or claim for (or limit any Party’s right to institute any legal action or claim for) injunctive relief or specific performance under this Section 10.8 prior or as a condition to exercising any termination right under Article IX (and pursuing damages after such termination), nor shall the commencement of any legal action or claim pursuant to this Section 10.8 or anything set forth in this Section 10.8 restrict or limit any Party’s right to terminate this Agreement in accordance with the terms of Article IX or pursue any other remedies under this Agreement or applicable Law that may be available then or thereafter.

(b) Specific Performance.

(i) The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the Parties do not perform the provisions of this Agreement (including any Party failing to take such actions as are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that: (A) the Parties will be entitled, in addition to any other remedy to which they are entitled at Law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement in accordance with its specified terms and to enforce specifically the terms and provisions hereof; (B) the provisions of Section 9.3 are not intended to and do not adequately compensate the Company, on the one hand, or the Purchaser, on the other hand, for the harm that would result from a breach of this Agreement, and will not be construed to diminish or otherwise impair in any respect any Party’s right to an injunction, specific performance and other equitable relief; and (C) the right of specific enforcement (including, without limitation, specific performance of the Parties’ obligations to effect the Closing) is an integral part of the Transaction and without that right, neither the Company nor the Purchaser would have entered into this Agreement.

(ii) The Parties agree not to raise any objections based on the adequacy of legal remedies or the enforceability of this Section 10.8 to: (A) the granting of an injunction, specific performance or other equitable relief to prevent or restrain breaches or threatened breaches of this Agreement by the Company, on the one hand, or the Purchaser, on the other hand; and (B) the specific performance of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants, obligations and agreements of the Purchaser pursuant to this Agreement. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement will not be required to provide any bond or other security in connection with such injunction or enforcement, and each Party irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security.

(iii) Notwithstanding anything to the contrary in this Agreement, if prior to the Termination Date any Party initiates a Legal Proceeding against the other Party to enforce specifically the other Party’s obligation to consummate the Transaction if and when required to do so pursuant to Section 2.2, then the Termination Date will be automatically extended by: (A) the amount of time during which such Legal Proceeding is pending plus five Business Days; or (B) such other time period established by the court presiding over such Legal Proceeding.

10.9 Governing Law. This Agreement and all actions, proceedings or counterclaims (whether based on contract, tort or otherwise) arising out of or relating to this Agreement, any transaction contemplated hereby or the actions of the Purchaser or the Company in the negotiation, administration, performance and enforcement thereof, shall be governed by, and construed in accordance with the Laws of the State of Delaware, including its statute of limitations, without giving effect to any choice or conflict of Laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

10.10 Consent to Jurisdiction. Each of the Parties: (a) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any Legal Proceeding relating to the Transaction, for and on behalf of itself or any of its properties or assets, in accordance with Section 10.1 or in such other manner as may be permitted by applicable Law, and nothing in this Section 10.10 will affect the right of any Party to serve legal process in any other manner permitted by applicable Law; (b) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, solely if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any other state or federal court within the State of Delaware) (the “Chosen Courts”) in the event of any dispute or controversy relating to or arising out of this Agreement or the transactions contemplated hereby or thereby; (c) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (d) agrees that any Legal Proceeding relating to or arising out of this Agreement or the transactions contemplated hereby or thereby will be brought, tried and determined only in the Chosen Courts; (e) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (f) agrees that it will not bring any Legal Proceeding relating to or arising out of this Agreement or the transactions contemplated hereby or thereby in any court other than the Chosen Courts unless the Chosen Courts issue a final judgment determining that such court lacks jurisdiction. The Purchaser and the Company agree that a final judgment and any interim relief (whether equitable or otherwise) in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

10.11 WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTION. EACH PARTY ACKNOWLEDGES AND AGREES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (iii) IT MAKES THIS WAIVER VOLUNTARILY; AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.11.

10.12 No Recourse. All claims, obligations, liabilities, or causes of action (whether in contract or in tort, in law or in equity, or granted by statute) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to this Agreement, or the negotiation, execution, or performance of this Agreement (including any representation or warranty made in, in connection with, or as an inducement to, this Agreement), may be made only against (and such representations and warranties are those solely of) the Persons that are expressly identified as parties in the preamble to this Agreement (the “Contracting Parties”). No Person who is not a Contracting Party, including any current, former or future director, officer, employee, incorporator, member, partner, manager, stockholder, Affiliate, agent, attorney, Representative or assignee of, and any financial advisor or lender to, any Contracting Party, or any current, former or future director, officer, employee, incorporator, member, partner, manager, stockholder, Affiliate, agent, attorney, Representative or assignee of, and any financial advisor or lender to, any of the foregoing (collectively, the “Nonparty Affiliates”), shall have any liability (whether in contract or in tort, in law or in equity, or granted by statute) for any claims, causes of action, obligations, or liabilities arising under, out of, in connection with, or related in any manner to this Agreement or based on, in respect of, or by reason of this Agreement or its negotiation, execution, performance, or breach, and, to the maximum extent permitted by applicable Law, each Contracting Party hereby waives and releases all such liabilities, claims, causes of action, and obligations against any such Nonparty Affiliates. Without limiting the foregoing, to the maximum extent permitted by applicable Law: (a) each Contracting Party hereby waives and releases any and all rights, claims, demands, or causes of action that may otherwise be available at law or in equity, or granted by statute, to avoid or disregard the entity form of a Contracting Party or otherwise impose liability of a Contracting Party on any Nonparty Affiliate, whether granted by statute or based on theories of equity, agency, control, instrumentality, alter ego, domination, sham, single business enterprise, piercing the veil, unfairness, undercapitalization, or otherwise; and (b) each Contracting Party disclaims any reliance upon any Nonparty Affiliates with respect to the performance of this Agreement or any representation or warranty made in, in connection with, or as an inducement to this Agreement. Notwithstanding anything to the contrary in this Section 10.12, nothing in this Section 10.12 shall be deemed to limit any liabilities or obligations of, or claims against, (x) any party to any other Transaction Document or serve as a waiver of any right on the part of any party to such other Transaction Document to initiate any Legal Proceedings permitted by, pursuant to, and in accordance with the specific terms of such other Transaction Document or (y) any Person in respect of Fraud.

10.13 Company Disclosure Letter References. The Parties agree that the disclosure set forth in any particular Section or subsection of the Company Disclosure Letter will be deemed to be an exception to (or, as applicable, a disclosure for purposes of): (a) the representations and warranties (or covenants, as applicable) of the Company that are set forth in the corresponding Section or subsection of this Agreement; and (b) any other representations and warranties (or covenants, as applicable) of the Company that are set forth in this Agreement, but in the case of this clause (b) only if the relevance of that disclosure as an exception to (or a disclosure for purposes of) such other representations and warranties (or covenants, as applicable) is reasonably apparent on the face of such disclosure.

10.14 Counterparts. This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Any such counterpart, to the extent delivered by fax or .pdf, .tif, .gif, .jpg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

[Signature pages follow.]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first written above.

QURATE RETAIL, INC.

By:	/s/ Craig Troyer
Name:	Craig Troyer
Title:	Senior Vice President and Assistant Secretary

COMSCORE, INC.

By:	/s/ Greg Fink
Name:	Greg Fink
Title:	CFO

[Signature Page to

Series B Convertible Preferred Stock Purchase Agreement]

EXHIBITS A-G

[See pages B-85 to B-209]

Annex D

EXECUTION VERSION

SERIES B CONVERTIBLE PREFERRED STOCK

PURCHASE AGREEMENT

by and between

COMSCORE, INC.

and

PINE INVESTOR, LLC

Dated as of January 7, 2021

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE PURCHASER		D-45

4.1	Organization; Good Standing	D-45
4.2	Corporate Power; Enforceability	D-45
4.3	Non-Contravention	D-46
4.4	Requisite Governmental Approvals	D-46
4.5	CFIUS	D-46
4.6	Legal Proceedings; Orders	D-46
4.7	Ownership of Company Common Stock	D-47
4.8	Brokers	D-47
4.9	Unregistered Securities	D-47
4.10	Stockholder and Management Arrangements	D-48
4.11	Financing	D-48
4.12	Exclusivity of Representations and Warranties	D-49

ARTICLE V INTERIM OPERATIONS OF THE COMPANY		D-50

5.1	Affirmative Obligations	D-50
5.2	Forbearance Covenants	D-50
5.3	No Solicitation	D-52
5.4	No Control of the Other Party’s Business	D-56

ARTICLE VI ADDITIONAL COVENANTS		D-56

6.1	Required Action and Forbearance; Efforts	D-56
6.2	Antitrust Filings	D-57
6.3	Proxy Statement	D-58
6.4	Company Stockholder Meeting	D-60
6.5	No Financing Condition	D-60
6.6	Anti-Takeover Laws	D-60
6.7	Use of Proceeds	D-61
6.8	Access	D-61
6.9	Notification of Certain Matters	D-62
6.10	Public Statements and Disclosure	D-63
6.11	Transaction Litigation	D-63
6.12	Listing of Shares	D-64
6.13	Comcast and Starboard Agreements	D-64
6.14	Directors	D-64
6.15	Certain Other Obligations	D-64
6.16	No Inconsistent Agreements	D-64

ARTICLE VII CONDITIONS TO THE TRANSACTION		D-64

7.1	Conditions to Each Party’s Obligations to Effect the Transaction	D-64
7.2	Conditions to the Obligations of the Purchaser	D-65
7.3	Conditions to the Company’s Obligations to Effect the Transaction	D-67

ARTICLE VIII INDEMNIFICATION		D-68

8.1	Survival of Provisions	D-68
8.2	Indemnification by the Company	D-68
8.3	Indemnification by the Purchaser	D-69
8.4	Limitations to Indemnification	D-69

8.5	Indemnification Procedure	D-71
8.6	Exclusive Remedy	D-72
8.7	Payment of Indemnification Claims	D-72
8.8	Tax Treatment of Indemnification Payments	D-72

ARTICLE IX TERMINATION, AMENDMENT AND WAIVER		D-72

9.1	Termination	D-72
9.2	Manner and Notice of Termination; Effect of Termination	D-74
9.3	Fees and Expenses	D-74
9.4	Amendment	D-77
9.5	Extension; Waiver	D-77

ARTICLE X GENERAL PROVISIONS		D-78

10.1	Notices	D-78
10.2	Tax Matters	D-79
10.3	Assignment	D-80
10.4	Confidentiality	D-80
10.5	Entire Agreement	D-81
10.6	Third Party Beneficiaries	D-81
10.7	Severability	D-81
10.8	Remedies	D-81
10.9	Governing Law	D-82
10.10	Consent to Jurisdiction	D-83
10.11	WAIVER OF JURY TRIAL	D-83
10.12	No Recourse	D-84
10.13	Company Disclosure Letter References	D-84
10.14	Counterparts	D-85

EXHIBITS

Exhibit A	Form of Certificate of Amendment

Exhibit B	Form of Certificate of Designation

Exhibit C	Form of Registration Rights Agreement

Exhibit D	Form of Stockholders Agreement

Exhibit E	Form of Charter Agreements

Exhibit F	Form of Opinion of Vinson & Elkins L.L.P.

Exhibit G	Equity Commitment Letter

SERIES B CONVERTIBLE PREFERRED STOCK

PURCHASE AGREEMENT

This SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of January 7, 2021, by and between comScore, Inc., a Delaware corporation (the “Company”), and Pine Investor, LLC, a Delaware limited liability company (the “Purchaser”). The Purchaser and the Company are sometimes referred to herein individually, as a “Party” and collectively, as the “Parties.” All capitalized terms that are used in this Agreement have the respective meanings given to them in Article I.

RECITALS

A. The Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, certain shares of the Series B Preferred Stock in accordance with the provisions of this Agreement (the “Transaction”).

B. The Company Board has (i) determined that it is in the best interests of the Company and the Company Stockholders that the Company enter into this Agreement and the other Transaction Documents and consummate the Transactions and the other transactions contemplated hereby and thereby on the terms and subject to the conditions set forth herein and therein, (ii) approved and declared advisable this Agreement, the other Transaction Documents, the Transactions and the other transactions contemplated hereby and thereby on the terms and subject to the conditions set forth herein and therein, (iii) resolved to recommend that the Company Stockholders approve the Transactions and adopt the Certificate of Amendment and (iv) directed that the Transactions and the Certificate of Amendment be submitted to the Company Stockholders for approval.

C. The sole member of the Purchaser has approved its entry into this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby, including the Transactions, upon the terms and subject to the conditions set forth herein and therein.

D. The Parties desire to (i) make certain representations, warranties, covenants and agreements in connection with this Agreement and the Transaction; and (ii) prescribe certain conditions with respect to the consummation of the Transaction.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements set forth herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, and intending to be legally bound hereby, the Parties agree as follows:

ARTICLE I

DEFINITIONS & INTERPRETATIONS

1.1 Certain Definitions. For all purposes of and pursuant to this Agreement, the following capitalized terms have the following respective meanings:

(a) “Acceptable Confidentiality Agreement” means an agreement with the Company that is either (i) in effect as of the execution and delivery of this Agreement, or (ii) executed, delivered and effective after the execution and delivery of this Agreement, and, in either case, contains provisions that require any counterparty thereto (and any of its Affiliates and representatives named therein) that receives non-public information of, or with respect to, the Company to keep such information confidential; provided, however, that the provisions contained therein are no less restrictive in the aggregate to such counterparty (and any of its Affiliates and representatives as provided therein) than the terms of the Confidentiality Agreement (other than de minimis differences and it being understood that such agreement need not contain any “standstill” or similar provisions or otherwise prohibit the making of any Acquisition Proposal).

(b) “Acquisition Proposal” means any inquiry, indication of interest, offer or proposal (other than an inquiry, indication of interest, offer or proposal by the Purchaser pursuant to this Agreement or the Other Purchasers pursuant to the Other Purchase Agreements) to engage in an Acquisition Transaction.

(c) “Acquisition Transaction” means any transaction or series of related transactions (other than the Transaction) involving:

(i) any direct or indirect purchase or other acquisition by any Person or “group” (as such term is used in Section 13(d) of the Exchange Act) of Persons of shares of capital stock of the Company, including pursuant to a tender offer or exchange offer, that if consummated in accordance with its terms would result in such Person or “group” of Persons beneficially owning (A) more than 10% of the Company Common Stock outstanding (on an as-converted basis, if applicable) or (B) securities convertible into more than 10% of the Company Common Stock outstanding (on an as-converted basis, if applicable), in either case, after giving effect to the consummation of such purchase or other acquisition, including tender or exchange offer;

(ii) any direct or indirect purchase, lease, exchange, transfer, license or other acquisition by any Person or “group” (as such term is used in Section 13(d) of the Exchange Act) of Persons, or stockholders of any such Person or group of Persons, of more than 10% of the consolidated assets of the Company and its Subsidiaries taken as a whole (measured by the fair market value thereof as of the date of such purchase or acquisition);

(iii) any merger, consolidation, business combination, joint venture, repurchase, redemption, share exchange, extraordinary dividend or distribution, recapitalization, reorganization, liquidation, dissolution or other similar transaction involving the Company or any of its Subsidiaries pursuant to which any Person or “group” (as such term is used in Section 13(d) of the Exchange Act) of Persons, or stockholders of any such Person or group of Persons, would beneficially own equity of the Company representing (A) more than 10% of the Company Common Stock outstanding (on an as-converted basis, if applicable) or (B) securities convertible into more than 10% of the Company Common Stock outstanding (on an as-converted basis, if applicable), in either case, after giving effect to the consummation of such transaction; provided that none of the matters set forth on Section 5.2(d) of the Company Disclosure Letter shall constitute an Acquisition Transaction; or

(iv) any other recapitalization or similar transaction involving the satisfaction and discharge of the Company Notes or Foreign Note.

(d) “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of that Person, whether through the ownership of voting securities or partnership or other ownership interests, by Contract or otherwise; provided that none of the Company, the Purchaser or the Other Purchasers shall be deemed to be Affiliates of one another ; provided further that no “portfolio company” (as such term is customarily used among institutional investors) in which Purchaser or any of its Affiliates has an investment (whether as debt or equity) shall be deemed an Affiliate of Purchaser.

(e) “Anti-Corruption Laws” means all applicable Laws and all other statutory or regulatory requirements relating to anti-corruption, anti-bribery and anti-money laundering, including the U.S. Foreign Corrupt Practices Act of 1977, the U.K. Bribery Act 2010 and any other Law implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions applicable to the Company.

(f) “Antitrust Law” means the Sherman Antitrust Act, the Clayton Antitrust Act, the HSR Act, the Federal Trade Commission Act and all other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or significant impediments or lessening of competition or the creation or strengthening of a dominant position through merger or acquisition, in any case that are applicable to the Transaction.

(g) “Audited Company Balance Sheet” means the consolidated balance sheet (and the notes thereto) of the Company and its consolidated Subsidiaries as of December 31, 2019 set forth in the Company’s Annual Report on Form 10-K filed by the Company with the SEC for the fiscal year ended December 31, 2019.

(h) “Business Day” means any day other than Saturday or Sunday or a day on which commercial banks are authorized or required by Law to be closed in New York, New York.

(i) “Certificate of Amendment” means the Certificate of Amendment to Amended and Restated Certificate of Incorporation of the Company, substantially in the form attached to this Agreement as Exhibit A.

(j) “Certificate of Designation” means the Certificate of Designation of the Series B Preferred Stock, substantially in the form attached to this Agreement as Exhibit B.

(k) “Charter Purchaser” means Charter Communications Holding Company, LLC, a Delaware limited liability company.

(l) “Charter Purchase Agreement” means that certain Series B Convertible Preferred Stock Purchase Agreement, dated as of even date herewith, by and between the Company and the Charter Purchaser.

(m) “Code” means the Internal Revenue Code of 1986, as amended.

(n) “Company Board” means the Board of Directors of the Company.

(o) “Company Common Stock” means the common stock, par value $0.001 per share, of the Company.

(p) “Company Fundamental Representations” means the representations and warranties set forth in Section 3.1 (Organization; Good Standing); Section 3.2 (Corporate Power; Enforceability); Section 3.3(a) (Company Board Approval); Section 3.3(b) (Anti-Takeover Laws); Section 3.4 (Requisite Stockholder Approvals); Section 3.5(a) (Non-Contravention); Section 3.7 (Company Capitalization); and Section 3.25 (Brokers).

(q) “Company Material Adverse Effect” means any change, event, effect, occurrence or circumstance that, individually or in the aggregate, (x) has had, or would reasonably be expected to have, a material adverse effect on the assets, business, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole, or (y) prevents or materially impairs or delays, or would reasonably be expected to prevent or materially impair or delay, the consummation of the Transaction; provided, however, that, with respect to clause (x) above, none of the following, and no change, event, effect or circumstance to the extent arising out of or resulting from the following (in each case, by itself or when aggregated), will be deemed to be or constitute a Company Material Adverse Effect or will be taken into account when determining whether a Company Material Adverse Effect has occurred or is reasonably likely to occur (subject to the limitations set forth below):

(i) changes in general economic conditions, or changes in conditions in the global or national economy generally;

(ii) changes in conditions in the financial markets, credit markets or capital markets, including (A) changes in interest rates or credit ratings; (B) changes in exchange rates for the currencies of any country; or (C) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market;

(iii) changes in conditions in the industries in which the Company and its Subsidiaries conduct business;

(iv) changes in regulatory, legislative or political conditions, including any trade wars or tariffs (including any escalation or general worsening of any such conditions) and any change in Law;

(v) any geopolitical conditions, outbreak of hostilities, acts of war, sabotage, cyberterrorism, terrorism, military actions, earthquakes, volcanic activity, hurricanes, tsunamis, tornadoes, floods, mudslides, wildfires or other natural disasters, weather conditions, epidemics and other force majeure events (including any escalation or general worsening thereof);

(vi) any change, event, effect or circumstance resulting from the announcement of this Agreement or the pendency of the Transaction, including the impact thereof on the relationships, contractual or otherwise, of the Company and its Subsidiaries with advertisers, customers, suppliers, licensees, licensors, lenders, business partners, employees, regulators, vendors or any other third Person (provided, however, that this clause (vi) shall not apply to any representation or warranty contained in this Agreement to the extent that such representation or warranty expressly addresses consequences resulting from the announcement or execution of this Agreement or the consummation or pendency of the Transactions);

(vii) the compliance by any Party with its obligations under this Agreement, including any action taken or refrained from being taken (A) as expressly required by this Agreement or (B) to which the Purchaser has expressly approved, consented to or requested in writing following the date of this Agreement;

(viii) changes or proposed changes in GAAP or other accounting standards or in any applicable Laws (or the enforcement or interpretation of any of the foregoing);

(ix) changes in the price or trading volume of the Company Common Stock, in and of itself (it being understood that the underlying cause of such change may be taken into consideration when determining whether a Company Material Adverse Effect has occurred);

(x) any failure, in and of itself, by the Company and its Subsidiaries to meet (A) any public estimates or expectations for the Company’s revenue, earnings or other financial performance or results of operations for any period; or (B) any internal budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the underlying cause of any such failure may be taken into consideration when determining whether a Company Material Adverse Effect has occurred);

(xi) the availability or cost of equity, debt or other financing to the Purchaser;

(xii) any Transaction Litigation threatened, made or brought by any of the Company Stockholders (on their own behalf or on behalf of the Company) or any other third Person against the Company, any of its executive officers or other employees or any member of the Company Board arising out of or related to the Transactions or any other transaction contemplated by this Agreement; and

(xiii) any breach by the Purchaser of this Agreement, except, in each case of clauses (i), (ii), (iii), (iv), (v), and (viii), to the extent that such change, event, effect or circumstance has had a disproportionate adverse effect on the Company relative to other companies operating in the industries in which the Company and its Subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred.

(r) “Company Notes” means the senior secured convertible notes due January 16, 2022 issued to certain funds affiliated with or managed by Starboard Value LP.

(s) “Company Options” means any options to purchase shares of Company Common Stock, whether granted pursuant to any of the Company Stock Plans or otherwise.

(t) “Company Products” means all Software and other products, services, programs and items (tangible and intangible), in each case, which are currently marketed, licensed, sold or offered for sale by the Company and any services performed by or on behalf of the Company, or from which the Company or its Subsidiaries have derived within the three years preceding the date hereof or is currently deriving revenue from the sale, license, maintenance or other provision thereof.

(u) “Company PSUs” means any performance-based restricted stock units of the Company, whether granted pursuant to any of the Company Stock Plans or otherwise.

(v) “Company RSUs” means any service-based restricted stock units or deferred stock units of the Company, whether granted pursuant to any of the Company Stock Plans or otherwise.

(w) “Company Stock Plans” means the Company’s 2018 Equity and Incentive Compensation Plan, the Company’s 2007 Equity Incentive Plan, the Rentrak Corporation Amended and Restated 2005 Stock Incentive Plan, and the Rentrak Corporation 2011 Stock Incentive Plan, each as may have been amended through the date of this Agreement, and each other Employee Plan that provides for the award of rights of any kind to receive shares of Company Common Stock or benefits measured in whole or in part by reference to shares of Company Common Stock.

(x) “Company Stockholders” means the holders of shares of Company Common Stock.

(y) “Company Systems” means all Software (including Company Products), computer hardware (whether general or special purpose), information technology, electronic data processing, information, record keeping, communications, telecommunications, networks, interfaces, platforms, servers, peripherals, and computer systems (including any outsourced systems and processes) that are owned, leased, licensed or used by or for, or otherwise relied on by, the Company or its Subsidiaries in the conduct of their businesses.

(z) “Company Termination Fee” means an amount equal to $1,800,000.

(aa) “Contract” means any contract, subcontract, note, bond, mortgage, indenture, lease, license, sublicense or other instrument, commitment, understanding, undertaking or agreement.

(bb) “Data Security Requirements” means, collectively, all of the following to the extent relating to the Processing of Data or otherwise relating to privacy, security, or security breach notification requirements and applicable to the Company or its Subsidiaries, to the conduct of their businesses, or to any of the Company Systems, Company Products or any Sensitive Information: (i) the Company’s and its Subsidiaries’ own written rules, policies and procedures; (ii) applicable Laws (including, as applicable, the California Consumer Privacy Act, the General Data Protection Regulation (EU) 2016/679 (the “GDPR”), and the ePrivacy Directive 2002/58/EC (“ePrivacy Directive”)); (iii) industry standards applicable to the industry in which the Company or any of its Subsidiaries operates (including, if applicable, the Payment Card Industry Data Security Standard (PCI DSS)); and (iv) Contracts into which the Company or any of its Subsidiaries has entered or by which it is otherwise bound.

(cc) “DOJ” means the United States Department of Justice or any successor thereto.

(dd) “Employee Plan” means each material “employee benefit plan” (within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA) and each other material plan, program, arrangement, policy or contract relating to severance, change in control, employment, compensation, vacation, incentive, bonus, retention, stock option, restricted stock, restricted or deferred stock unit, stock purchase or other equity or equity-based compensation (including all awards under the Company Stock Plans), deferred compensation or other employee benefit plan, program, arrangement, or policy sponsored, maintained or contributed to by the Company or any Subsidiary of the Company for the benefit of any current or former director, officer, independent contractor, or employee of the Company or any Subsidiary or any spouse, dependent, or beneficiary thereof, or with respect to which the Company or any Subsidiary of the Company has or reasonably expects to have any liability or obligation.

(ee) “Environmental Law” means any Law enacted or in effect on or prior to the Closing Date relating to public or worker health and safety (to the extent relating to exposure to Hazardous Materials), the protection of the environment (including ambient or indoor air, surface water, groundwater or land) or pollution, including any such Law relating to the production, use, storage, treatment, transportation, recycling, disposal, discharge, release or other handling of, or exposure to, any Hazardous Materials, or the investigation, clean-up or remediation thereof.

(ff) “Environmental Permits” means Governmental Authorizations required under Environmental Laws.

(gg) “Equity Commitment Letter” means that certain Equity Commitment Letter, dated as of the date of this Agreement, by and between the Purchaser and Cerberus Corporate Credit Fund, L.P. substantially in the form attached to this Agreement as Exhibit G, pursuant to which Cerberus Corporate Credit Fund, L.P. has committed, subject to the terms and conditions thereof, to provide equity financing to the Purchaser, directly or indirectly, in the amounts set forth therein for the purpose of funding the aggregate value of the consideration payable by the Purchaser in the Transaction.

(hh) “ERISA” means the Employee Retirement Income Security Act of 1974.

(ii) “ERISA Affiliate” means, with respect to any entity, trade or business, any other entity, trade or business that is (or was at any relevant time) a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes the first entity, trade or business, or that is (or was at any relevant time) a member of the same “controlled group” as the first entity, trade or business pursuant to Section 4001(a)(14) of ERISA.

(jj) “Exchange Act” means the Securities Exchange Act of 1934.

(kk) “Foreign Note” means the secured promissory note due December 31, 2021 issued by a Subsidiary of the Company (Rentrak B.V.) on December 31, 2019.

(ll) “Fraud” means, with respect to any Person, the omission or misrepresentation of fact by such Person, which omission or misrepresentation involves the intent of such Person to deceive another Person and to induce him, her or it to enter into this Agreement and the actual knowledge by such Person that the omission or misrepresentation made by such Person was inaccurate in any material respect at the time it was made and upon which such other Person has reasonably relied.

(mm) “FTC” means the United States Federal Trade Commission or any successor thereto.

(nn) “GAAP” means generally accepted accounting principles, consistently applied, in the United States.

(oo) “Government Official” means (i) any official, officer, employee, or representative of, or any Person acting in an official capacity for or on behalf of, any Governmental Authority, (ii) any political party or party official or candidate for political office or (iii) any company, business, enterprise or other entity owned, in whole or in part, or controlled by any person described in the foregoing clause (i) or (ii) of this definition.

(pp) “Governmental Authority” means any government, political subdivision, governmental, administrative or regulatory entity or body, department, commission, board, agency or instrumentality, or other legislative, executive or judicial governmental entity, and any court, tribunal, judicial or arbitral body, in each case whether federal, national, state, county, municipal, provincial, local, foreign or multinational.

(qq) “Governmental Authorization” means any authorizations, approvals, licenses, franchises, clearances, permits, certificates, waivers, consents, exemptions, variances, expirations and terminations of any waiting period requirements (including, pursuant to Antitrust Laws) issued by or obtained from, and notices, filings, registrations, qualifications, declarations and designations with, a Governmental Authority.

(rr) “Hazardous Materials” means any substance, waste, or material that is regulated by or for which standards of conduct or liability may be imposed pursuant to Environmental Laws, including petroleum and petroleum byproducts, per- and poly-fluoroalkyl substances, polychlorinated biphenyls, lead, asbestos, noise, radiation, toxic mold, odor and pesticides.

(ss) “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

(tt) “Intellectual Property” means all intellectual property and proprietary rights throughout the world, including: (i) all patents, patent applications, patent disclosures, and inventions and all improvements thereto (whether or not patentable or reduced to practice), and all reissues, continuations, continuations-in-part, revisions, divisional, extensions, applications therefor, and reexaminations in connection therewith (“Patents”); (ii) all copyrights, works of authorship (whether or not copyrightable), moral rights, and all registrations, applications and renewals therefor and any other rights corresponding thereto throughout the world (“Copyrights”); (iii) trademarks, service marks, internet domain names, corporate names, trade dress rights and similar designation of origin and rights therein, other indicia of origin, and all registrations, renewals and applications in connection therewith, together with all of the goodwill associated with any of the foregoing (“Marks”); (iv) rights in trade secrets and confidential and proprietary information, including trade secrets, know-how, business rules, data analytic techniques and methodologies, formulae, ideas, concepts, discoveries, innovations, improvements, results, reports, information, research, laboratory and programmer notebooks, methods, procedures, proprietary technology, operating and maintenance manuals, engineering and other drawings and sketches, customer lists, supplier lists, pricing information, cost information, business manufacturing and production processes and techniques, designs, specifications, and blueprints (collectively, “Trade Secrets”); (v) rights in Software; and (vi) rights in data, databases, data repositories, data lakes and collections of data (collectively, “Data”).

(uu) “Intervening Event” means any change, event, effect or circumstance that has materially improved the business, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole (other than any event, occurrence, fact or change resulting from a breach of this Agreement by the Company), in each case that (i) is not known or is not reasonably foreseeable by the Company Board as of the date hereof, which change, event, effect or circumstance becomes known to the Company Board prior to receipt of the Requisite Stockholder Approvals and (ii) does not relate to any Acquisition Proposal, the Purchaser or the Other Purchasers; provided that in no event shall the following constitute, or be taken into account in determining the existence of, an Intervening Event: (A) the fact that the Company and its Subsidiaries meet or exceed (1) any public estimates or expectations for the Company’s revenue, earnings or other financial performance or results of operations for any period or (2) any internal budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the underlying cause of any such events may be taken into consideration when determining whether an Intervening Event has occurred); (B) changes in the price or trading volume of the Company Common Stock, in and of itself (it being understood that the underlying cause of such change may be taken into consideration when determining whether an Intervening Event has occurred); or (C) changes in conditions generally affecting the industries in which the Company and its Subsidiaries conduct business.

(vv) “IRS” means the United States Internal Revenue Service or any successor thereto.

(ww) “Knowledge” of the Company, with respect to any matter in question, means the actual knowledge of the Company’s Chief Executive Officer, Chief Financial Officer, Chief Product Officer, General Counsel, Chief Commercial Officer and Chief Revenue Officer, in each case after reasonable inquiry.

(xx) “Law” means any federal, national, state, county, municipal, provincial, local, foreign or multinational law, act, statute, constitution, common law, ordinance, code, decree, writ, order, judgment, injunction, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

(yy) “Legal Proceeding” means any claim, action, charge, complaint, lawsuit, litigation, audit, investigation, inquiry, proceeding, arbitration or other similar legal proceeding brought by or pending before any Governmental Authority, arbitrator or other tribunal.

(zz) “Lien” means any lien, security interest, deed of trust, mortgage, pledge, encumbrance, restriction on transfer, proxies, voting trusts or agreements, hypothecation, assignment, claim, right of way, defect in title, encroachment, easement, restrictive covenant, charge, deposit arrangement or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any restriction on the voting interest of any security, any restriction on the transfer of any security (except for those imposed by applicable securities Laws) or other asset or any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).

(aaa) “Material Contract” means any of the following Contracts of the Company or any of its Subsidiaries:

(i) any “material contract” (as defined in Item 601(b)(10) of Regulation S-K promulgated by the SEC, other than those agreements and arrangements described in Item 601(b)(10)(iii) of Regulation S-K) with respect to the Company and its Subsidiaries, taken as whole;

(ii) any Contract containing any covenant (A) limiting the right of the Company or any of its Subsidiaries to engage in any line of business that is material to the Company and its Subsidiaries, taken as a whole, or (B) containing and limiting the right of the Company or any of its Subsidiaries pursuant to any “minimum requirement,” “most favored nation” or “exclusivity” provisions, in each case, other than any such Contracts that (1) may be cancelled without material liability to the Company or its Subsidiaries upon notice of 90 days or less or (2) are not material to the Company and its Subsidiaries, taken as a whole;

(iii) any Contract with respect to the future issuance of Company Securities (other than the Other Purchase Agreements, the Company Stock Plans and the awards made thereunder);

(iv) any Contract entered into within the two year period prior to the date of this Agreement (A) relating to a disposition or acquisition of assets by the Company or any of its Subsidiaries that will occur or be consummated after the date of this Agreement for a purchase price in excess of $5,000,000, other than dispositions or acquisitions of products or services in the ordinary course of business or solely among the Company and its Subsidiaries; or (B) pursuant to which the Company or any of its Subsidiaries will acquire after the date of this Agreement any material ownership interest in any other Person or other business enterprise other than any existing Subsidiary of the Company;

(v) any letter of credit in excess of $5,000,000, or any mortgages, indentures, guarantees, loans or credit agreements, security agreements or other Contracts (other than letters of credit) relating to indebtedness, including the borrowing of money or extension of credit, in each case in excess of $5,000,000 other than (A) accounts receivables and payables incurred in the ordinary course of business; (B) loans to Subsidiaries of the Company in the ordinary course of business; (C) intercompany loans, receivables and payables among the Company and its Subsidiaries; and (D) extensions of credit to customers in the ordinary course of business;

(vi) any Contract providing for indemnification of any officer, director or employee by the Company or any of its Subsidiaries, other than pursuant to such entity’s Organizational Documents, as required to be provided by the law of the jurisdiction of such entity’s organization, and Contracts entered into with employees covering actions taken within the scope of employment or with third party service providers for nominee or similar services, in each case, in a customary form;

(vii) any Contract that involves a joint venture, partnership or similar arrangement, in each case, involving the ownership of equity interests in another Person;

(viii) any Contract (other than purchase orders in the ordinary course of business that are terminable or cancelable without penalty on 90 days’ notice or less) under which the Company or any of its Subsidiaries is a purchaser of goods and services which, pursuant to the terms thereof, requires payments by the Company or any of its Subsidiaries in excess of $5,000,000 within any 12-month period;

(ix) any Collective Bargaining Agreement;

(x) any Contract that is a settlement, conciliation or similar agreement with any Governmental Authority or Person pursuant to which the Company or a Subsidiary will have any material outstanding obligation after the date of this Agreement;

(xi) any agreement to purchase Real Property or any interest therein;

(xii) any Lease;

(xiii) any master services agreement and other Contracts (other than purchase orders, service orders, statements of work, invoices, sales orders, bills, shipping orders, credit memos, sales receipts, proposals or other similar items) with the top ten customers and top ten suppliers of the Company and its Subsidiaries, taken as a whole, by revenue or cost (as applicable) for the 12 months ended June 30, 2020;

(xiv) any Contract that relates, in any material respect, to any Intellectual Property that is material to the Company or any of its Subsidiaries, including any (A) license or other grant of any rights or interest in any material Intellectual Property owned by the Company, any of its Subsidiaries or any third party, (B) material research, development or assignment agreement, and (C) agreement affecting the ability of the Company, and any of its Subsidiaries or any third party to enforce, own, register, license, use, disclose, transfer or otherwise exploit any material Intellectual Property (including any covenant not to sue or co-existence or settlement agreements), other than (1) licenses for commercially available, off-the-shelf software with a replacement cost or annual license, subscription, maintenance, and other fees of less than $250,000 in the aggregate and (2) non-exclusive licenses granted by the Company or any of its Subsidiaries in the ordinary course of business;

(xv) any agreement under which a broker, finder or similar fee commission, or other like payment is payable;

(xvi) any Contract with Starboard Value LP or any of its Affiliates currently in effect and with existing rights or obligations; and

(xvii) any Contract that commits the Company or any of its Subsidiaries to enter into the foregoing.

(bbb) “NASDAQ” means the Nasdaq Global Select Market and any successor stock exchange or inter-dealer quotation system operated by the Nasdaq Global Select Market or any successor thereto.

(ccc) “Organizational Documents” means the certificate of incorporation, bylaws, certificate of formation, partnership agreement, limited liability company agreement and all other similar documents, instruments or certificates executed, adopted or filed in connection with the creation, formation or organization of a Person, including any amendments thereto.

(ddd) “Other Purchase Agreements” means, collectively, the Qurate Purchase Agreement and the Charter Purchase Agreement.

(eee) “Other Purchasers” means, collectively, the Qurate Purchaser and the Charter Purchaser.

(fff) “Other Transactions” means, collectively, (i) the issuance and sale to the Qurate Purchaser of shares of Series B Preferred Stock in accordance with the provisions of the Qurate Purchase Agreement and (ii) the issuance and sale to the Charter Purchaser of shares of Series B Preferred Stock in accordance with the provisions of the Charter Purchase Agreement.

(ggg) “Permitted Liens” means any of the following: (i) Liens for Taxes, assessments and governmental charges or levies either not yet delinquent or that are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established to the extent required by GAAP; (ii) mechanics, carriers’, workmen’s, warehouseman’s, repairmen’s, materialmen’s or other Liens or security interests that are not yet due or that are being contested in good faith and by appropriate proceedings; (iii) pledges or deposits to secure obligations pursuant to workers’ compensation Law or similar legislation or to secure public or statutory obligations; (iv) pledges or deposits to secure the performance of appeal bonds, fidelity bonds and other obligations of a similar nature, in each case in the ordinary course of business; (v) easements, covenants and rights of way (unrecorded and of record) and other similar Liens (or other encumbrances), and zoning, building and other similar codes or restrictions, in each case imposed by any governmental authority having jurisdiction over the Real Property and that do not adversely affect in any material respect, and are not violated by, the current use, operation or occupancy of such Real Property or the operation of the business of the Company and its Subsidiaries thereon; (vi) Liens the existence of which are disclosed in the notes to the most recent consolidated financial statements of the Company included in the Company SEC Reports; and (vii) any non-exclusive license of any Intellectual Property granted by the Company or any of its Subsidiaries in the ordinary course of business.

(hhh) “Person” means any individual, corporation (including any non-profit corporation), limited liability company, joint stock company, general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, firm, Governmental Authority or other enterprise, association, organization or entity.

(iii) “Personal Information” means any Data or other information (including protected health information) (i) that, alone or when combined with other Data, identifies, allows the identification of, relates to, describes, is reasonably capable of being associated with, or could reasonably be linked, directly or indirectly, with an individual, or about or from an individual, including any personally identifiable Data (e.g., name, address, phone number, email address, financial account number, payment card Data, government issued identifier, and health or medical information), or (ii) that is otherwise protected by or subject to any applicable Laws concerning Data protection, privacy, or security, or considered personal information or personal data under applicable Laws.

(jjj) “Process” (or “Processing” or “Processed”) means any operation or set of operations which is performed on Data or other information or sets or collections thereof, such as the development, access, collection, use, adaption, recording, retrieval, organization, structuring, erasure, exploitation, processing, storage, sharing, copying, display, distribution, transfer, transmission, disclosure, aggregation, destruction, or disposal thereof.

(kkk) “Purchase Price” means $68,000,000, which amount is calculated by multiplying the number of Purchased Shares by the Share Price.

(lll) “Purchased Shares” means 27,509,203 shares of Series B Preferred Stock to be purchased by the Purchaser pursuant to the terms of this Agreement.

(mmm) “Purchaser Fundamental Representations” means the representations and warranties set forth in Section 4.1 (Organization; Good Standing); Section 4.2 (Corporate Power; Enforceability); Section 4.3(a) (Non-Contravention) and Section 4.8 (Brokers).

(nnn) “Qurate Purchaser” means Qurate Retail, Inc., a Delaware corporation.

(ooo) “Qurate Purchase Agreement” means that certain Series B Convertible Preferred Stock Purchase Agreement, dated as of even date herewith, by and between the Company and the Qurate Purchaser.

(ppp) “Real Property” means real property, including all land, together with all buildings, structures, improvements and fixtures located thereon, and all easements and other rights and interests appurtenant thereto.

(qqq) “Registered Intellectual Property” means all United States, international and foreign (i) Patents and Patent applications (including provisional applications); (ii) registered Marks and applications to register Marks (including intent-to-use applications, or other registrations or applications related to Marks, including, for clarity, internet domain names); and (iii) registered Copyrights and applications for Copyright registration.

(rrr) “Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.

(sss) “SEC” means the United States Securities and Exchange Commission or any successor thereto.

(ttt) “Securities Act” means the Securities Act of 1933.

(uuu) “Security Incident” means actions that have resulted in an actual or alleged cyber or security incident that have had or would reasonably be expected to have an adverse effect on a system (including Company Systems) or any Sensitive Information (including any Processed, stored, or transmitted thereby or contained therein), including an occurrence that has jeopardized or would reasonably be expected to jeopardize the confidentiality, integrity, or availability of a system or any Sensitive Information. A Security Incident includes incidents of security breach, denial of service, phishing attack, ransomware and malware attack; or the unauthorized entry, access, collection, use, processing, storage, sharing, distribution, transfer, disclosure, or destruction of, any Company Systems or Sensitive Information, or any loss, distribution, compromise or unauthorized disclosure of any of the foregoing.

(vvv) “Sensitive Information” means, in any form or medium, any (i) Trade Secrets or other material confidential information, (ii) privileged or proprietary information that, if compromised through any theft, interruption, modification, corruption, loss, misuse or unauthorized access or disclosure, could cause serious harm to the organization owning it, (iii) information protected by Law, and (iv) Personal Information.

(www) “Series B Preferred Stock” means the Series B Convertible Preferred Stock of the Company, par value $0.001 per share, the terms of which are set forth in the Certificate of Designation.

(xxx) “Share Price” means $2.4719 per share.

(yyy) “Software” means, in any form or medium, any and all software and computer programs, source code, object code, Data, software implementations of algorithms, models and methodologies, firmware, application programming interfaces, descriptions, schematics, specifications, flow charts and other work product used to design, plan, organize and develop any of the foregoing, and all documentation, information and manuals related to any of the foregoing.

(zzz) “Starboard Agreement” means that certain Agreement, dated as of the date of this Agreement, by and among the Company and certain funds affiliated with or managed by Starboard Value LP, pursuant to which, among other things, the Company will pay off all outstanding balances under the Company Notes and issued shares of Company Common Stock in connection therewith, on the terms and subject to the conditions set forth therein.

(aaaa) “Starboard Agreements” means the Starboard NDA and the Starboard Agreement, collectively.

(bbbb) “Starboard NDA” means that certain Confidentiality Agreement, dated as of December 26, 2020, by and between the Company and Starboard Value LP, as amended as of the date hereof.

(cccc) “Subsidiary” means, with respect to any Person, any other Person (other than a natural Person) of which securities or other ownership interests (i) having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions or (ii) representing more than 50% of such securities or ownership interests, in each case, are at the time directly or indirectly owned by such first Person.

(dddd) “Subsidiary Securities” has the same meaning ascribed to “Company Securities”, except that all references to “the Company” therein shall be deemed to be replaced with “any Subsidiary of the Company”.

(eeee) “Superior Proposal” means any bona fide written Acquisition Proposal for an Acquisition Transaction on terms that the Company Board (or a committee thereof) has determined in good faith (after consultation with its financial advisors and outside legal counsel) (i) is more favorable, from a financial point of view, to the Company Stockholders than the Transactions, taken as a whole, and (ii) is reasonably likely to be consummated on its terms (in the case of each of clauses (i) and (ii), taking into account any legal, regulatory, financial, timing, financing and other aspects of such proposal, including the identity of the Person making the proposal and any revisions to this Agreement and the Other Purchase Agreements made or proposed in writing by the Purchaser and the Other Purchasers prior to the time of such determination). For purposes of the reference to an “Acquisition Proposal” in this definition, all references to “10%” in the definition of “Acquisition Transaction” will be deemed to be references to “25%.”

(ffff) “Tax” or “Taxes” means any taxes and similar assessments, fees, and other governmental charges imposed by any Governmental Authority, including income, profits, gross receipts, net proceeds, ad valorem, value added, turnover, sales, use, property, personal property (tangible and intangible), stamp, excise, duty, franchise, capital stock, transfer, payroll, employment, severance, and estimated tax, and any unclaimed property or escheat obligations, together with any interest and any penalties, additions to tax or additional amounts imposed by any Governmental Authority, whether disputed or not, and any secondary liabilities for any of the foregoing amounts payable as a transferee or successor, by assumption or by Contract or by operation of Law.

(gggg) “Tax Return” means any return, report, statement, information return or other document (including any related or supporting information) filed or required to be filed with any Governmental Authority in connection with the determination, assessment, collection or administration of any Taxes.

(hhhh) “Transactions” means the Transaction and the Other Transactions, collectively.

(iiii) “Transaction Documents” means this Agreement, the Other Purchase Agreements, the Company Disclosure Letter, the Registration Rights Agreement, the Stockholders Agreement and the Equity Commitment Letter.

(jjjj) “Transaction Litigation” means any Legal Proceeding commenced against a Party, any of its Subsidiaries or Affiliates, any of their respective directors or officers, or otherwise relating to, involving or affecting such Persons, in each case in connection with, arising from or otherwise relating to the Transactions or any other transaction contemplated by this Agreement, other than any Legal Proceedings among the Parties related to this Agreement or the other Transaction Documents.

(kkkk) “Transfer Taxes” means any transfer, sales, use, stamp, documentary, registration, value added or other similar Taxes; provided, for the avoidance of doubt, that Transfer Taxes shall not include any income, franchise or similar Taxes.

(llll) “Underlying Shares” means the shares of Company Common Stock issuable upon conversion of the Purchased Shares in accordance with the Certificate of Designation.

(mmmm) “WARN Act” means the Worker Adjustment and Retraining Notification Act of 1988, as amended, or any similar Laws regarding plant closings or mass layoffs.

(nnnn) “Warrants” means the Series A Warrant to acquire up to 5,457,026 shares of Company Common Stock issued and outstanding on the date of this Agreement.

1.2 Index of Defined Terms. The following capitalized terms have the respective meanings given to them in the respective Sections of this Agreement set forth opposite each of the capitalized terms below:

Term	Section Reference
Agreement	Preamble
Alternative Acquisition Agreement	5.3(a)
BIS	3.21(b)
Bylaws	3.1
Capitalization Date	3.7(a)
CFIUS	4.5
Charter	3.1
Charter Agreements	7.2(k)
Chosen Courts	10.10(a)
Closing	2.2
Closing Date	2.2
Collective Bargaining Agreement	3.19(a)
Comcast Agreement(s)	7.2(l)
Company	Preamble
Company Board Recommendation	3.3(a)
Company Board Recommendation Change	5.3(c)

Term	Section Reference
Company Breach Notice Period	9.1(e)
Company Disclosure Letter	Article III
Company Preferred Stock	3.7(a)
Company Related Parties	9.3(e)(i)
Company SEC Reports	3.9
Company Securities	3.7(c)
Company Stockholder Meeting	6.4(a)
Confidentiality Agreement	10.4
Contracting Party	10.12
Copyrights	1.1(tt)
Data	1.1(tt)
DGCL	3.1
Electronic Delivery	10.14
Expense Reimbursement	9.3(b)(iii)
Equity Commitment Letter	4.11(a)
Equity Financing	4.11(a)
Indemnified Party	8.4(d)
Indemnity Cap	8.4(a)
Indemnifying Party	8.4(d)
Lease	3.14(b)
Leased Real Property	3.14(b)
Losses	8.2
Marks	1.1(tt)
Nonparty Affiliate	10.12
Notice Period	5.3(d)(ii)(3)
OFAC	3.21(a)
Owned Real Property	3.14(a)
Party	Preamble
Patents	1.1(tt)
Payoff Letters	6.7
Proxy Statement	6.3(a)
Purchaser	Preamble
Purchaser Breach Notice Period	9.1(g)
Purchaser Related Parties	9.3(e)(ii)
Real Property	3.14(b)
Recovery Costs	9.3(d)
Representatives	5.3(a)
Requisite Stockholder Approvals	3.4
Sponsor	6.2(d)
Stockholders Agreement	7.2(j)
Termination Date	9.1(c)
Third-Party Claim	8.5
Trade Laws	3.21(a)
Trade Secrets	1.1(tt)
Transaction	Recitals

1.3 Certain Interpretations.

(a) When a reference is made in this Agreement to an Article or a Section, such reference is to an Article or a Section of this Agreement unless otherwise indicated. When a reference is made in this Agreement to a Schedule or Exhibit, such reference is to a Schedule or Exhibit to this Agreement, as applicable, unless otherwise indicated.

(b) When used herein, (i) the words “hereof,” “herein” and “herewith” and words of similar import will, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement; and (ii) the words “include,” “includes” and “including” will be deemed in each case to be followed by the words “without limitation.”

(c) Unless the context otherwise requires, “neither,” “nor,” “any,” “either” and “or” are not exclusive.

(d) The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and does not simply mean “if.”

(e) When used in this Agreement, references to “$” or “Dollars” are references to U.S. dollars.

(f) The meaning assigned to each capitalized term defined and used in this Agreement is equally applicable to both the singular and the plural forms of such term, and words denoting any gender include all genders. Where a word or phrase is defined in this Agreement, each of its other grammatical forms has a corresponding meaning.

(g) When reference is made to any Party to this Agreement or any other agreement or document, such reference includes such Party’s successors and permitted assigns. References to any Person include the successors and permitted assigns of that Person.

(h) Unless the context otherwise requires, all references in this Agreement to the Subsidiaries of a Person will be deemed to include all direct and indirect Subsidiaries of such Person.

(i) A reference to any specific Law or to any provision of any Law includes any amendment to, and any modification, re-enactment or successor thereof, any legislative provision substituted therefor and all rules, regulations and statutory instruments issued thereunder or pursuant thereto, except that, for purposes of any representations and warranties in this Agreement that are made as of a specific date, references to any specific Law will be deemed to refer to such legislation or provision (and all rules, regulations and statutory instruments issued thereunder or pursuant thereto) as of such date.

(j) References to any agreement or Contract are to that agreement or Contract as amended, modified or supplemented (including by waiver or consent) from time to time in accordance with the terms hereof and thereof, except that for purposes of any representations and warranties in this Agreement that are made as of a specific date, references to any specific Contract will be deemed to refer to such Contract as of such date.

(k) All accounting terms used herein will be interpreted, and all accounting determinations hereunder will be made, in accordance with GAAP.

(l) The table of contents and headings set forth in this Agreement are for convenience of reference purposes only and will not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision hereof.

(m) The measure of a period of one month or year for purposes of this Agreement will be the date of the following month or year corresponding to the starting date. If no corresponding date exists, then the end date of such period being measured will be the next actual date of the following month or year (for example, one month following February 18 is March 18 and one month following March 31 is May 1).

(n) The Parties agree that they have been represented by legal counsel during the negotiation, execution and delivery of this Agreement and therefore waive the application of any Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document.

(o) No summary of this Agreement or any Exhibit or Schedule delivered herewith prepared by or on behalf of any Party will affect the meaning or interpretation of this Agreement or such Exhibit or Schedule.

(p) The information contained in this Agreement and in the Company Disclosure Letter is disclosed solely for purposes of this Agreement, and no information contained herein or therein will be deemed to be an admission by any Party to any third Person of any matter whatsoever, including (i) any violation of Law or breach of Contract; or (ii) that such information is material or that such information is required to be referred to or disclosed under this Agreement.

(q) The representations and warranties in this Agreement are the product of negotiations among the Parties and are for the sole benefit of the Parties. Any inaccuracies in such representations and warranties are subject to waiver by the Parties in accordance with Section 9.5 without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the Parties of risks associated with particular matters regardless of the knowledge of any of the Parties. Consequently, Persons other than the Parties may not rely on the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

(r) Documents or other information or materials will be deemed to have been “made available” by the Company if such documents, information or materials have been (i) posted and made available to the Purchaser in a virtual data room managed by the Company at https://www.dfinsolutions.com/ prior to the date hereof; (ii) delivered or provided to the Purchaser or its Affiliates or Representatives; or (iii) filed or furnished by the Company with, and available through, the SEC’s Electronic Data Gathering and Retrieval System, in each of clauses (ii) and (iii), at least two Business Days prior to the date hereof.

(s) All references to “ordinary course of business” will be deemed to be followed by the words “consistent with past practice,” subject, however, to such commercially reasonable actions as are reasonably necessary given changing economics and other conditions, circumstances or events relating to or arising from the COVID-19 pandemic.

(t) All references to time shall refer to New York City time unless otherwise specified.

ARTICLE II

AGREEMENT TO SELL AND PURCHASE

2.1 Sale and Purchase. Subject to the terms and conditions hereof, the Company hereby agrees to issue and sell to the Purchaser, and the Purchaser hereby agrees to purchase from the Company, the Purchased Shares, and the Purchaser agrees to pay the Company the Purchase Price.

2.2 The Closing. The consummation of the Transactions will take place at a closing (the “Closing”) to occur at (a) 9:00 a.m., New York City time, at the offices of Vinson & Elkins LLP, 1114 Avenue of the Americas, New York, NY 10036, on the fifth Business Day after the satisfaction or waiver (to the extent permitted hereunder) of the last to be satisfied or waived of the conditions set forth in Article VII (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent permitted hereunder) of such conditions); or (b) such other time, location and date as the Parties mutually agree in writing. The date on which the Closing actually occurs is referred to as the “Closing Date.”

2.3 Adjustments. If between the date of this Agreement and the Closing Date the outstanding shares of Company Common Stock shall have been changed into a different number of shares or a different class by reason of the occurrence of any stock split, reverse stock split, stock dividend (including any dividend or other distribution of securities convertible into Company Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change, the Share Price, Purchase Price and Purchased Shares to be delivered pursuant to this Article II shall be appropriately adjusted to reflect such stock split, reverse stock split, stock dividend (including any dividend or other distribution of securities convertible into Company Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change.

2.4 Independent Nature of Purchasers’ Obligations and Rights. The obligations of the Purchaser under this Agreement are several and not joint with the obligations of the Other Purchasers, and the Purchaser shall not be responsible in any way for the performance of the obligations of the Other Purchasers under the Other Purchase Agreements. Nothing contained herein, and no action taken by the Purchaser pursuant hereto or the Other Purchasers pursuant to the Other Purchase Agreements, shall be deemed to constitute a partnership, an association, a joint venture or any other kind of entity among the Purchaser and the Other Purchasers, or create a presumption that the Purchaser and the Other Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or the Other Purchase Agreements. The Purchaser shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement, and it shall not be necessary for the Other Purchasers to be joined as an additional party in any proceeding for such purpose.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

With respect to any Section of this Article III, except: (a) as disclosed in the Company SEC Reports filed by the Company or furnished by the Company to the SEC, in each case pursuant to the Exchange Act on or after January 1, 2018 and at least two Business Days prior to the date of this Agreement (other than any predictive or cautionary disclosures contained or referenced therein under the captions “Risk Factors” and “Quantitative and Qualitative Disclosures About Market Risk,” or disclosure set forth in any “forward-looking statements” disclaimer); or (b) subject to the terms of Section 10.13, as set forth in the disclosure letter delivered by the Company to the Purchaser on the date of this Agreement (the “Company Disclosure Letter”); provided that in no event will any disclosure in the Company SEC Reports qualify or limit the Company Fundamental Representations, the Company hereby represents and warrants to the Purchaser as follows:

3.1 Organization; Good Standing. The Company is a corporation duly organized, validly existing and in good standing pursuant to the General Corporation Law of the State of Delaware (the “DGCL”). The Company has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties, rights and assets, except where the failure to have such power or authority, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. The Company is duly qualified to do business and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary (with respect to jurisdictions that recognize the concept of good standing), except where the failure to be so qualified or in good standing has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. The Company has made available to the Purchaser true, correct and complete copies of the Amended and Restated Certificate of Incorporation (the “Charter”) and the Amended and Restated Bylaws of the Company (the “Bylaws”), each as amended to date. The Company is not in violation of the Charter or the Bylaws in any material respect.

3.2 Corporate Power; Enforceability.

(a) The Company has the requisite corporate power and authority to: (i) execute and deliver this Agreement and the other Transaction Documents; (ii) perform its covenants and obligations hereunder and thereunder; and (iii) subject to receiving the Requisite Stockholder Approvals, consummate the Transactions and the other transactions contemplated by this Agreement and the other Transaction Documents. The execution and delivery of this Agreement and the other Transaction Documents by the Company, the performance by the Company of its covenants and obligations hereunder, and the consummation of the transactions contemplated by this Agreement and the other Transaction Documents, have been duly authorized and approved by the Company Board, and except for obtaining the Requisite Stockholder Approvals, no other corporate action on the part of the Company or its Stockholders is necessary to authorize the execution and delivery of this Agreement or the other Transaction Documents, the performance by the Company of its covenants and obligations and the consummation by the Company of the transactions contemplated by this Agreement or the other Transaction Documents. This Agreement and each other Transaction Document has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforceability: (A) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally; and (B) is subject to general principles of equity.

(b) Subject to the filing of the Certificate of Amendment with the Secretary of State for the State of Delaware, the Company has all requisite power and authority to issue, sell and deliver the Purchased Shares, in accordance with and upon the terms and conditions set forth in this Agreement and the Certificate of Designation. The Certificate of Designation sets forth the rights, preferences and priorities of the Series B Preferred Stock, and the holders of the Series B Preferred Stock will have the rights set forth in the Certificate of Designation upon filing with the Secretary of State for the State of Delaware. All corporate action required to be taken by the Company for the authorization, issuance, sale and delivery of the Purchased Shares, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby has been, or will at the time of Closing be, validly taken. Other than the Requisite Stockholder Approvals, no approval from the holders of Company Common Stock is required under the Organizational Documents of the Company or the NASDAQ rules in connection with the Transactions.

3.3 Company Board Approval; Anti-Takeover Laws.

(a) Company Board Approval. The Company Board, at a meeting duly called and held, has adopted resolutions, prior to the execution of this Agreement: (i) determining that it is in the best interests of the Company and the Company Stockholders that the Company enter into this Agreement and the other Transaction Documents and consummate the Transactions and the other transactions contemplated hereby and thereby on the terms and subject to the conditions set forth herein and therein; (ii) approving and declaring advisable this Agreement, the other Transaction Documents, the Transactions and the other transactions contemplated hereby and thereby on the terms and subject to the conditions set forth herein and therein; (iii) resolving to recommend that the Company Stockholders approve the Transactions and adopt the Certificate of Amendment; and (iv) directing that the Transactions and the Certificate of Amendment be submitted to the Company Stockholders for approval and adoption (clauses (ii), (iii) and (iv), collectively, the “Company Board Recommendation”).

(b) Anti-Takeover Laws. Assuming that the representations of the Purchaser set forth in Section 4.7 are true and correct, the Company Board has taken all necessary actions so that the restrictions contained in Section 203 of the DGCL applicable to a “business combination” (as defined in Section 203 of the DGCL) shall not apply to the execution, delivery or performance of this Agreement or the other Transaction Documents or the consummation of the Transactions or other transactions contemplated hereby and thereby and any other similar applicable “anti-takeover” Law will not be applicable to this Agreement or the other Transaction Documents or the consummation of the Transactions or any other transaction contemplated hereby or thereby.

3.4 Requisite Stockholder Approvals.

(a) The approval of the Transactions by the affirmative vote of the majority of shares of Company Common Stock present or represented by proxy at the Company Stockholder Meeting and entitled to vote on such matter and the adoption of the Certificate of Amendment by the affirmative vote of the majority of shares of Company Common Stock outstanding and entitled to vote on such matter (the “Requisite Stockholder Approvals”) are the only votes or approvals of the holders of any class or series of capital stock of the Company necessary under applicable Law, the NASDAQ rules, the Charter or the Bylaws to consummate the Transactions and the other transactions contemplated in this Agreement and the other Transaction Documents.

(b) No appraisal or dissenters’ rights (pursuant to Section 262 of the DGCL or otherwise) will be available to holders of shares of Company Common Stock in connection with the Transactions.

3.5 Non-Contravention. Except as set forth on Section 3.5 of the Company Disclosure Letter, the execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and obligations hereunder, and the consummation of the Transactions and the other transactions contemplated by this Agreement and the other Transaction Documents do not: (a) violate or conflict with any provision of the Charter or the Bylaws; (b) violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration or the vesting or receipt of any benefit or value to a third party, pursuant to any Material Contract; (c) assuming compliance with the matters referred to in Section 3.6 and, in the case of the consummation of the Transactions, subject to obtaining the Requisite Stockholder Approvals, violate or conflict with any Law or order applicable to the Company or any of its Subsidiaries or by which any of their respective properties or assets are bound; or (d) result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets of the Company or any of its Subsidiaries, except in the case of each of clauses (b), (c) and (d) for such consents as have been obtained and violations, conflicts, breaches, defaults, terminations, accelerations or Liens that have not had, and would not reasonably be expected to have, a Company Material Adverse Effect.

3.6 Requisite Governmental Approvals. No Governmental Authorization is required on the part of the Company in connection with: (a) the execution and delivery of this Agreement by the Company; (b) the performance by the Company of its covenants and obligations pursuant to this Agreement; or (c) the consummation of the Transactions and the other transactions contemplated by this Agreement, except (i) the filing of the Certificate of Designation and Certificate of Amendment with the Secretary of State of the State of Delaware, (ii) such filings and approvals as may be required by any applicable federal or state securities Laws, including compliance with any applicable requirements of the Exchange Act, (iii) compliance with any applicable requirements of NASDAQ; (iv) compliance with any applicable requirements of the HSR Act and any applicable foreign Antitrust Laws, and (v) such other Governmental Authorizations the failure of which to obtain would not reasonably be expected to have a Company Material Adverse Effect.

3.7 Company Capitalization.

(a) Capital Stock. The authorized capital stock of the Company consists of (i) 150,000,000 shares of Company Common Stock and (ii) 5,000,000 shares of preferred stock, par value $0.001 per share, of the Company (the “Company Preferred Stock”). As of 5:00 p.m., New York City time, on December 30, 2020 (such time and date, the “Capitalization Date”): (A) 72,938,546 shares of Company Common Stock were issued and outstanding; (B) no shares of Company Preferred Stock were issued and outstanding; and (C) 6,764,796 shares of Company Common Stock were held by the Company as treasury shares. All issued and outstanding shares of Company Common Stock are duly authorized and validly issued, fully paid, nonassessable and free of any preemptive rights. From the Capitalization Date to the date of this Agreement, the Company has not issued or granted any Company Securities other than pursuant to the exercise, vesting or settlement of Company Options, Company RSUs and Company PSUs granted prior to the date of this Agreement in accordance with their respective terms, pursuant to the exercise of the Warrants in accordance with their terms or pursuant to the terms of the Company Notes in accordance with their terms.

(b) Stock Reservation and Awards. As of the Capitalization Date, the Company has reserved 10,746,533 shares of Company Common Stock for issuance pursuant to the Company Stock Plans, which number excludes shares subject to outstanding awards, 5,457,026 shares of Company Common Stock for issuance pursuant to the Warrants and 24,398,995 shares of Company Common Stock for issuance pursuant to the Company Notes. As of the Capitalization Date, there were outstanding: (i) Company Options to acquire 997,192 shares of Company Common Stock with a weighted average exercise price of $9.82; (ii) 788,864 shares of Company Common Stock subject to outstanding Company RSUs; and (iii) 1,036,373 shares of Company Common Stock subject to outstanding Company PSUs (based on target achievement, if applicable).

(c) Company Securities. Except as set forth in this Section 3.7 or Section 3.7(c) of the Company Disclosure Letter, as of the Capitalization Date there were: (i) no issued and outstanding shares of capital stock of, or other equity or voting interest in, the Company; (ii) no outstanding securities of the Company convertible into or exchangeable or exercisable for shares of capital stock of, or other equity or voting interest in, the Company; (iii) no outstanding options, warrants or other rights or binding arrangements to acquire from the Company, or that obligate the Company to issue, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable or exercisable for shares of capital stock of, or other equity or voting interest in, the Company; (iv) no obligations of the Company to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security, or other similar Contract relating to any capital stock of, or other equity or voting interest (including any voting debt) in, the Company; (v) no outstanding restricted shares, restricted share units, stock appreciation rights, performance shares, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock of, or other securities or ownership interests in, the Company; (vi) no other obligations of the Company to make any payment based on the price or value of any of the items in the foregoing clauses (i) through (v) (the items in clauses (i), (ii), (iii), (iv), (v) and (vi), collectively, the “Company Securities”); (vii) no voting trusts, proxies or similar arrangements or understandings to which the Company is a party or by which the Company is bound with respect to the voting of any shares of capital stock of, or other equity or voting interest in, the Company; and (viii) no obligations or binding commitments of any character restricting the transfer of any shares of capital stock of, or other equity or voting interest in, the Company to which the Company is a party or by which it is bound. The Company is not a party to any Contract that obligates it to repurchase, redeem or otherwise acquire any Company Securities. There are no accrued and unpaid dividends with respect to any outstanding Company Securities. The Company does not have a stockholder rights plan in effect or outstanding bonds, debentures, notes or other similar obligations which provide such holder the right to vote with the holders of shares of Company Common Stock on any matter. Except as set forth on Section 3.7(c) of the Company Disclosure Letter, the announcement or consummation of the Transactions and the other transactions contemplated by this Agreement will not, in and of themselves, result in any vesting, acceleration or the receipt of any rights, benefits or value under any issued and outstanding Company Securities.

(d) Other Rights. Except as set forth on Section 3.7(d) of the Company Disclosure Letter, the Company is not a party to any Contract relating to the voting of, requiring registration of, or granting any preemptive rights, anti-dilutive rights or rights of first refusal or other similar rights with respect to any Company Securities.

(e) Valid Issuance of Shares. The Purchased Shares being purchased by the Purchaser hereunder will be duly authorized by the Company and, when issued and delivered by the Company in accordance with this Agreement and the Certificate of Designation against payment of the consideration set forth herein, will be validly issued, fully paid and non-assessable and will be free and clear of any and all Liens and restrictions on transfer, except for generally applicable transfer restrictions under applicable securities Law, the Stockholders Agreement or the Charter or such Liens as are created by the Purchaser. There are no Persons entitled to statutory, preemptive or other similar contractual rights to subscribe for the Purchased Shares. Upon issuance in accordance with the Certificate of Designation, the Underlying Shares will be duly authorized, validly issued, fully paid and non-assessable and will be free and clear of any and all Liens and restrictions on transfer, other than (i) restrictions on transfer under the Certificate of Designation, the Stockholders Agreement and under applicable state and federal securities laws and (ii) such Liens as are created by the Purchaser.

3.8 Subsidiaries.

(a) Each of the Subsidiaries of the Company (i) is duly organized, validly existing and in good standing (with respect to jurisdictions that recognize the concept of good standing) under the laws of the jurisdiction of its organization and (ii) has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets, except in each case as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. Each of the Subsidiaries of the Company is duly qualified to do business and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary (with respect to jurisdictions that recognize the concept of good standing), except where the failure to be so qualified or in good standing has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. The Company has made available to the Purchaser true, correct and complete copies of the Organizational Documents of each of the Subsidiaries of the Company.

(b) Each of the Subsidiaries of the Company is wholly owned by the Company, directly or indirectly, free and clear of any Liens. The Company does not own, directly or indirectly, any capital stock or other equity interest of, or any other securities convertible or exchangeable into or exercisable for capital stock or other equity interest of, any Person other than the Subsidiaries of the Company, and the Company directly or indirectly owns all outstanding

Subsidiary Securities. No Subsidiary of the Company owns any shares of capital stock or other securities of the Company. Section 3.8 of the Company Disclosure Letter sets forth each of the Subsidiaries of the Company existing as of the date of this Agreement. Neither the Company nor any of its Subsidiaries has any Contract pursuant to which it is obligated to make any investment (in the form of a loan, capital contribution or otherwise) in any Person (other than the Company with respect to its Subsidiaries and the Subsidiaries with respect to each other).

3.9 Company SEC Reports. Since January 1, 2018 and through the date of this Agreement, the Company has filed or furnished all forms, reports and documents with the SEC that have been required to be filed or furnished by it pursuant to applicable Laws prior to the date of this Agreement (the “Company SEC Reports”). Each Company SEC Report complied, as of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseding filing), in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as the case may be, each as in effect on the date that such Company SEC Report was filed. True, correct and complete copies of all Company SEC Reports are publicly available in the Electronic Data Gathering, Analysis and Retrieval database of the SEC. As of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseded filing), each Company SEC Report did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

3.10 Company Financial Statements; Internal Controls.

(a) Company Financial Statements. The consolidated financial statements (including any related notes and schedules) of the Company filed with the Company SEC Reports: (i) were prepared in accordance Regulation S-X under the Exchange Act and with GAAP (except as may be indicated in the notes thereto or as otherwise permitted by Form 10-Q with respect to any financial statements filed on Form 10-Q); (ii) complied, as of their respective date of filing with the SEC, in all material respects with the published rules and regulations of the SEC with respect thereto and (iii) fairly present, in all material respects, the consolidated financial position of the Company as of the dates thereof and the consolidated results of operations and cash flows for the periods then ended (subject, in the case of the unaudited financial statements, to normal and recurring year-end and audit adjustments). Except as have been described in the Company SEC Reports or as set forth in Section 3.10 of the Company Disclosure Letter, there are no off-balance sheet arrangements of the type required to be disclosed pursuant to Item 303(a)(4) of Regulation S-K promulgated by the SEC.

(b) Disclosure Controls and Procedures. The Company has established and maintains, and at all times since January 1, 2019 has maintained, “disclosure controls and procedures” and “internal control over financial reporting” (in each case as defined pursuant to Rule 13a-15 and Rule 15d-15 promulgated under the Exchange Act) that are (i) with respect to disclosure controls and procedures, reasonably designed to ensure that all material information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that all such material information required to be disclosed is accumulated and communicated to the management of the Company, as appropriate, to allow timely decisions regarding required disclosure and to enable the chief executive officer and chief financial officer of the Company to make the certifications required under the Exchange Act with respect to such reports, and (ii) with respect to internal control over financial reporting, sufficient in all material respects to provide reasonable assurance (A) that transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, (B) that transactions are executed only in accordance with the authorization of management and (C) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of the Company’s properties or assets, in each case that could have a material effect on the Company’s financial statements. The Company’s management has completed an assessment of the effectiveness of the Company’s internal control over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act as of December 31, 2019, and such assessment concluded that the Company’s internal control over financial reporting was effective in providing reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with GAAP as of such date.

(c) Internal Controls. The Company has established and maintains a system of internal accounting controls that are effective in providing reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with GAAP. Neither the Company nor, to the Knowledge of the Company, the Company’s independent registered public accounting firm, has identified or been made aware of: (i) any significant deficiency or material weakness in the system of internal control over financial reporting used by the Company and its Subsidiaries that has not been subsequently remediated; or (ii) any fraud that involves the Company’s management or other employees who have a role in the preparation of financial statements or the internal control over financial reporting utilized by the Company and its Subsidiaries. Since January 1, 2019, neither the Company nor any of its Subsidiaries nor, to the Company’s Knowledge, any director, officer, employee, auditor, accountant or representative of the Company or any of its Subsidiaries has received any written complaint, allegation, assertion, or claim (or otherwise has been informed) that the Company or any of its Subsidiaries has engaged in improper or illegal accounting or auditing practices or maintains improper or inadequate internal accounting controls.

(d) As of the date of this Agreement, there are no outstanding or unresolved comments in any comment letters from the staff of the SEC relating to the Company’s SEC Reports and received by the Company prior to the date of this Agreement. None of the Company’s SEC Reports filed on or prior to the date of this Agreement, is, to the Company’s Knowledge, subject to ongoing SEC review or investigation.

3.11 No Undisclosed Liabilities. Neither the Company nor any of its Subsidiaries has any liabilities of a nature required to be reflected or reserved against on a balance sheet prepared in accordance with GAAP or notes thereto, other than liabilities: (a) reflected or otherwise reserved against in the Audited Company Balance Sheet or in the consolidated financial statements of the Company and its Subsidiaries (including the notes thereto) included in the Company SEC Reports filed prior to the date of this Agreement; (b) arising pursuant to this Agreement or incurred in connection with the Transaction; (c) incurred in the ordinary course of business (none of which is a liability resulting from noncompliance with any applicable Laws or licenses, breach of Contract, breach of warranty, tort, infringement, misappropriation, dilution, claim or lawsuit); or (d) that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Company Material Adverse Effect.

3.12 Absence of Certain Changes.

(a) Since September 30, 2020 through the date of this Agreement: (i) the business of the Company and its Subsidiaries has been conducted, in all material respects, in the ordinary course of business; and (ii) there has not been any action taken by the Company or any of its Subsidiaries that, if taken during the period from the date of this Agreement through the Closing without the Purchaser’s consent, would constitute a breach of, or require consent of the Purchaser under Section 5.2.

(b) Since December 31, 2019 through the date of this Agreement, there has not been any effect, change, development or occurrence that, individually or in the aggregate, has had, or would reasonably be expected to have, a Company Material Adverse Effect.

3.13 Material Contracts.

(a) List of Material Contracts. Section 3.13(a) of the Company Disclosure Letter contains a true, correct and complete list of all Material Contracts, as of the date of this Agreement, to which the Company or any of its Subsidiaries is a party. Prior to the date of this Agreement, the Company has made available to the Purchaser complete and correct copies of all of the Material Contracts.

(b) Validity. Each Material Contract (other than any Material Contract that has expired in accordance with its terms) is valid and binding on the Company or each Subsidiary of the Company that is a party thereto (as the case may be) and, to the Knowledge of the Company, any other party thereto and is enforceable in accordance with its terms, and is in full force and effect, except where the failure to be valid and binding and in full force and effect has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. The Company and each of its Subsidiaries, and, to the Knowledge of the Company, any other party thereto, has performed all obligations required to be performed by it under each Material Contract, except where the failure to fully perform has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. No event has occurred that, whether or not with notice or lapse of time or both, would constitute such a breach, default, acceleration of rights or an event of termination pursuant to any Material Contract by the Company or any of its Subsidiaries, or, to the Knowledge of the Company, any other party thereto, except for such breaches, defaults, acceleration or termination that have not had, and would not reasonably be expected to have, a Company Material Adverse Effect. As of the date of this Agreement, neither the Company nor any of its Subsidiaries has received written notice that it has breached, violated or defaulted under any Material Contract.

3.14 Real Property.

(a) Owned Real Property. Section 3.14(a) of the Company Disclosure Letter contains a true, correct and complete list and addresses of all of the Real Property owned by the Company or one of its Subsidiaries as of the date of this Agreement (the “Owned Real Property”). Except as has not had, and would not reasonably be expected to have, a Company Material Adverse

Effect, the Company or one of its Subsidiaries (i) has good, marketable, indefeasible and valid title to all of the Owned Real Property, free and clear of all Liens (other than Permitted Liens) and (ii) has not leased or otherwise granted to any Person the right to use or occupy such Owned Real Property or any portion thereof. There are no outstanding options, rights of first offer or rights of first refusal to purchase the Owned Real Property or any portion thereof or interest therein.

(b) Leased Real Property. Section 3.14(b) of the Company Disclosure Letter contains a true, correct and complete list, as of the date of this Agreement, of all of the existing material leases, subleases, licenses or other agreements pursuant to which the Company or any of its Subsidiaries, leases, subleases, uses or occupies, or has the right to use or occupy, now or in the future, any real property for which the annual rent is in excess of $250,000 (such property, the “Leased Real Property,” and each such lease, sublease, license or other agreement, a “Lease”). The Company has made available to the Purchaser true, correct and complete copies of the Leases (including all material modifications, amendments and supplements thereto). Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, the Company or one of its Subsidiaries has valid leasehold estates in the Leased Real Property, free and clear of all Liens (other than Permitted Liens). Each Lease is legal, valid, binding, enforceable and in full force and effect. Neither the Company’s nor any of its Subsidiaries’ possession and quiet enjoyment of the Leased Real Property under any Lease has been disturbed, and there are no disputes with respect to any such Lease in any material respect. Neither the Company nor any of its Subsidiaries is in material breach of or default pursuant to any Lease. There are no material subleases, licenses or similar agreements granting to any Person, other than the Company or any of its Subsidiaries, any right to use or occupy the Leased Real Property or any portion thereof, now or in the future.

3.15 Environmental Matters. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect: (a) the Company and its Subsidiaries are and, since January 1, 2018, have been, in compliance with all applicable Environmental Laws and Environmental Permits; (b) since January 1, 2018 (or earlier if unresolved), no notice of violation or other notice, report, order, directive or other information has been received by the Company or any of its Subsidiaries alleging any violation of, or liability arising out of, any Environmental Law; (c) no Legal Proceeding is pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries relating to a violation of, or liability under, any Environmental Law; (d) neither the Company nor any of its Subsidiaries has transported, manufactured, distributed, handled, stored, treated, released, disposed or arranged for disposal of, or exposed any Person to, any Hazardous Materials, or owned or operated any real property contaminated by any Hazardous Materials, in each case that has resulted in an investigation or required cleanup by, or otherwise resulted in the liability of, the Company or any of its Subsidiaries; (e) the Company and its Subsidiaries have not assumed, provided an indemnity with respect to or otherwise become subject to the liability of any other Person under Environmental Laws; and (f) the Company has made available to the Purchaser copies of all environmental reports, audits or assessments and all other documents bearing on environmental, health or safety matters relating to the Company, its Subsidiaries or their current and former facilities and operations. Notwithstanding anything to the contrary in this Agreement, the representations and warranties in this Section 3.15 are the Company’s exclusive representations and warranties relating to its compliance with Environmental Law.

3.16 Intellectual Property.

(a) Section 3.16(a) of the Company Disclosure Letter sets forth (i) a true, correct and complete list as of the date of this Agreement of all Registered Intellectual Property owned by, or registered in the name of, the Company or any of its Subsidiaries (for each, indicating, as applicable, the owner(s), filing or registration number, title, jurisdiction, date of issuance, and current record applicant(s) and registrants and, for Internet domain names, the registrant, registrar, and expiration date) and (ii) a true, correct and complete description of material proprietary Software owned by the Company or any of its Subsidiaries as of the date of this Agreement. All material Registered Intellectual Property is subsisting, and to the Knowledge of the Company, valid and enforceable.

(b) The Company or one of its Subsidiaries, as applicable, owns all Registered Intellectual Property and all other Intellectual Property owned or purported to be owned by the Company or any of its Subsidiaries (the “Company Owned IP”), and is licensed or otherwise possesses adequate rights to use pursuant to a valid license or subscription agreement, all material Intellectual Property used or held for use in, or necessary for, their respective businesses as currently conducted (collectively, and together with the Company Owned IP, the “Company Intellectual Property”), in each case free and clear of all Liens (except for Permitted Liens); provided, however, that the representation and warranty in this Section 3.16(a) shall not constitute or be deemed or construed as any representation or warranty with respect to infringement, misappropriation or violation by the Company or any of its Subsidiaries of any Intellectual Property, which is addressed in Sections 3.16(b) and 3.16(c) below. The Company and its Subsidiaries have taken commercially reasonable actions to maintain and protect all of the Company Intellectual Property, including the secrecy, confidentiality and value of the material Trade Secrets of the Company and its Subsidiaries. All past and present employees, consultants and contractors of the Company and its Subsidiaries (for Persons that the Company and its Subsidiaries have not engaged or employed in the past five (5) years, to the Knowledge of the Company) who have had access to material Trade Secrets of the Company and its Subsidiaries or have authored, developed or otherwise created any material Company Intellectual Property, have executed valid written agreements pursuant to which such Person (i) is bound to maintain and protect the confidential information of the Company and its Subsidiaries, and (ii) assigns, pursuant to a present assignment, to the Company or its applicable Subsidiaries, sole ownership of all Intellectual Property authored, developed or otherwise created by such Person in the course of such Person’s employment or other engagement with the Company and its Subsidiaries, in accordance with applicable Laws and without further consideration or any restrictions or obligations on the Company or any of its Subsidiaries, and to the Knowledge of the Company, such agreements are valid and enforceable in accordance with their terms. No material Company Owned IP is subject to any consent, settlement, decree, order, injunction, judgment or ruling prohibiting or restricting the Company’s or any of its Subsidiaries’ use, ownership, enforcement or other exploitation or disposition thereof. The transactions contemplated by this Agreement and the consummation thereof will not impair any right, title or interest of the Company or any of its Subsidiaries in or to any Company Intellectual Property or material Company Systems, and all of the Company Intellectual Property and material Company Systems will be owned or available for use by the Company and its Subsidiaries immediately after the Closing on terms and conditions identical to those under which the Company and its Subsidiaries owned or used the Company Intellectual Property and material Company Systems immediately prior to the Closing.

(c) Except as set forth on Schedule 3.16 of the Company Disclosure Letter, there are no claims by any Person that are either pending or made or, to the Knowledge of the Company, threatened in writing since January 1, 2018, (i) alleging infringement, misappropriation, or other violation by the Company or any of its Subsidiaries of any Intellectual Property of such Person, or (ii) contesting the validity, use, ownership, enforceability, patentability or registrability of any material Company Owned IP, excluding any ordinary course “office actions” received by the Company or a Subsidiary in connection with the prosecution of Patents. Neither the Company nor any of its Subsidiaries has received any written notices or written requests for indemnification from any third party related to any of the foregoing matters in clauses (i) and (ii).

(d) (i) Neither the Company nor any of its Subsidiaries, nor the conduct of the business of the Company and its Subsidiaries, including the sale or licensing of Company Products, infringes, misappropriates, or otherwise violates or, since January 1, 2018, has infringed, misappropriated, or otherwise violated, any Intellectual Property of any Person in any material respect; (ii) neither the Company nor any of its Subsidiaries has received any written notices regarding any of the foregoing matters in clause (i) (including any cease and desist letters, demands or unsolicited offers to license any Intellectual Property from any Person); and (iii) to the Knowledge of the Company as of the date of this Agreement, no Person is infringing, misappropriating, or otherwise violating any Intellectual Property owned by the Company or any of its Subsidiaries.

(e) The Company and its Subsidiaries own, lease, license, or otherwise have the valid right to use all material Company Systems, and such Company Systems are sufficient in all material respects for the needs of the Company’s and its Subsidiaries’ businesses, and the Company and its Subsidiaries have purchased sufficient license rights for all material third party Software used in their operations. With respect to the Company Systems: (i) the Company and its Subsidiaries have a commercially reasonable disaster recovery plan in place and have tested such disaster recovery plan for effectiveness, and (ii) there have not been any material malfunctions, failures, or continued substandard performance that have not been remedied in all material respects. The material proprietary Software owned by the Company and its Subsidiaries (the “Company Software”) is not subject to any “copyleft” or other obligation or condition (including any obligation or condition under any “open source” license) that (A) requires, or conditions the use or distribution of such Software, on the disclosure, licensing, or distribution of any source code for any portion of such Company Software or (B) otherwise imposes any limitation or restriction on the right or ability of the Company or any of its Subsidiaries to use, license, distribute, or otherwise exploit any portion of the Company Software (including, for clarity, any limitation on the compensation that the Company or any of its Subsidiaries may charge in the marketing, licensing, sale, distribution, or other commercial exploitation or other use of such Company Software or any requirement that such Company Software be disclosed, licensed or distributed for the purpose of making derivative works, but excluding any obligation for the Company to provide attribution for the author of such Software). The Company and its Subsidiaries possess all source code and other documentation and materials reasonably necessary for a developer competent in the programming language for such Software to compile, operate and maintain the Company Software. All Company Software operates in all material respects in accordance with its requirements, technical, end-user and other documentation. There are no viruses, “worms”, “time bombs”, “key-locks”, Trojan horses or similar disabling codes, programs or devices in any of the Company Software, or any other codes, programs or devices designed to disrupt or interfere with the operation of the Company Software or equipment upon which the Company Software operates, or the integrity of the Data, information or signals the Company Software produces in a manner adverse to the Company, any of its Subsidiaries, any customer, licensee or other Person. The Company and its Subsidiaries have not delivered, licensed, or made available any source code for any Company Software to any escrow agent or other Person who is not an employee, contractor or other service provider of the Company or any of its Subsidiaries and subject to appropriate confidentiality obligations, and the Company and its Subsidiaries are not subject to any obligation (whether present, contingent, or otherwise) deliver, license, or make available any such source code.

(f) Since January 1, 2018: (i) the Company and its Subsidiaries (including the conduct of their respective businesses and their Processing of Data) have complied with all Data Security Requirements in all material respects; (ii) there has not been any material Security Incident; and (iii) the Company and its Subsidiaries have taken commercially reasonable actions, including instituting commercially reasonable physical, technical, and administrative security measures and policies, to protect the security and integrity of the Company Systems and all Data stored or contained therein or transmitted thereby and all Sensitive Information collected or possessed by them from and against unauthorized access, use, or disclosure, including by installing all patches applicable to the Company Systems and updating the Company Systems to current versions of third party Software in a reasonably timely manner. Since January 1, 2018, neither the Company nor any of its Subsidiaries has provided or been legally required to provide any notices to data owners in connection with (A) any unauthorized access, use or disclosure of Sensitive Information or (B) any Data Security Requirement. Neither the Company nor its Subsidiaries (1) has received any written complaint from any Person regarding any Data Security Requirements, Security Incident, or Sensitive Information or (2) has been subject to any investigations or audits (other than audits commissioned in response to contractual requirements related to security and vulnerability testing in commercial contracts and self-initiated audits) concerning any Data Security Requirements, Security Incident, or Sensitive Information. The transactions contemplated by this Agreement and the consummation thereof will not violate any applicable Data Security Requirement.

(g) To the extent that the Company or any of its Subsidiaries has: (i) purchased, licensed or otherwise acquired for compensation any Personal Information, it has done so in accordance with all Data Security Requirements in all material respects; or (ii) obtained Personal Information from any publicly-available sources, including websites, it has done so in accordance with the terms and conditions attaching to the use of that publicly-available source and in accordance with all Data Security Requirements in all material respects. The Company and its Subsidiaries have engaged in the Processing of Data (and caused third parties to engage in the Processing of Data) only with respect to any third party Data as they are authorized to so engage by applicable Law and Contract. The Company and its Subsidiaries in respect of each Processing activity that they carry out as a Controller (as defined in Article 4(7) of the GDPR) under the GDPR: (A) have, and have had, a lawful basis for Processing Personal Information, including obtaining or contractually obligating others to obtain on the Company’s behalf all requisite consents from data subjects (where consent is relied upon by the Company or its Subsidiaries as the legal basis for Processing), in accordance with the GDPR and ePrivacy Directive; (B) have, prior to Processing any Personal Information, made available (to the standard required under the GDPR) materially accurate processing information that meets the requirements of the GDPR; (C) have entered into a written agreement with all third party data processors which complies with the requirements of the GDPR; and (D) comply, and have complied with all principles set out in Article 5 of the GDPR in all material respects.

(h) Notwithstanding anything to the contrary in this Agreement, the representations and warranties in this Section 3.16 are the Company’s exclusive representations and warranties relating to its compliance with Laws applicable to the Company’s Intellectual Property and other applicable Laws relating to intellectual property

3.17 Tax Matters.

(a) Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, each of the Company and its Subsidiaries has: (i) timely filed (taking into account valid extensions) all Tax Returns required to be filed by it; (ii) paid all Taxes that are due and payable by it, except for those being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP; and (iii) reflected or otherwise reserved against in its books in accordance with GAAP an amount reasonably adequate for the payment of all material amounts of Taxes for the taxable period subsequent to the latest period to which such Tax Returns apply.

(b) Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect: (i) no audits or other examinations with respect to Taxes of the Company or any of its Subsidiaries are presently in progress or have been asserted or proposed in writing, except for any audit or other examination for which adequate reserves have been made (in accordance with GAAP); (ii) neither the Company nor any of its Subsidiaries has outstanding any waiver or extension of any statute of limitations on, or extended the period for the assessment or collection of any Tax; and (iii) no written claim has been made by a Governmental Authority in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns of a particular type that the Company or such Subsidiary, as the case may be, is or may be subject to Tax of such type in that jurisdiction.

(c) Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, each of the Company and each of its Subsidiaries (or its agent) has withheld or collected from each payment made to each of its employees or any other Person the amount of all Taxes required to be withheld or collected therefrom, and has paid the same to the proper Tax receiving officers or authorized depositories.

(d) The Company is not and has not been, during the five-year period ending on the date hereof, a “United States real property holding corporation” within the meaning of Section 897 of the Code.

(e) Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, there are no Liens for Taxes upon the assets of the Company or any of its Subsidiaries other than those described in clause (i) of the definition of Permitted Liens.

(f) Notwithstanding any other provision in this Agreement, (i) the representations and warranties in this Section 3.17 and Section 3.18 are the only representations and warranties in this Agreement with respect to the Tax matters of the Company or any of its Affiliates and (ii) the Company makes no representation or warranty with respect to the existence, availability, amount, usability or limitations (or lack thereof) of any net operating loss, net operating loss carryforward, capital loss, capital loss carryforward, basis amount or other Tax attribute of the Company or any of its Affiliates after the Closing Date.

3.18 Employee Benefits.

(a) Employee Plans. Section 3.18(a) of the Company Disclosure Letter sets forth a true, correct and complete list, as of the date of this Agreement, of each material Employee Plan. With respect to each listed Employee Plan, the Company has made available to the Purchaser a true and complete copy of all plan documents, summary plan descriptions and the most recent determination letter (or opinion letter) received from the IRS, in each case, as applicable.

(b) Absence of Certain Plans. Neither the Company, its Subsidiaries nor any ERISA Affiliate of the Company has maintained, sponsored or participated in, or contributed to, in the six year period preceding the date hereof (or, if shorter than six years, since the date of acquisition by the Company of the relevant Subsidiary or ERISA Affiliate) or otherwise has any liability or obligation with respect to: (i) a “multiemployer plan” (as defined in Section 3(37) or 4001(a)(3) of ERISA); (ii) a “multiple employer plan” (as defined in Section 4063 or Section 4064 of ERISA) or as described in Section 413(c) of the Code; or (iii) a plan covered by Section 412 of the Code or Title IV of ERISA.

(c) Compliance. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, each Employee Plan has been maintained, funded, operated and administered in accordance with its terms and with all applicable Law, including the applicable provisions of ERISA, the Code and any applicable regulatory guidance issued by any Governmental Authority. Each Employee Plan that is intended to be qualified under Section 401(a) of the Code (i) has received a favorable determination letter issued by the IRS regarding such qualified status or is maintained pursuant to a prototype or volume submitter document approved by the IRS and is entitled to rely on a favorable opinion letter issued by the IRS with respect to such prototype or volume submitter document, and (ii) to the Knowledge of the Company, no events have occurred that would reasonably be expected to adversely affect the qualified status of any such Employee Plan that cannot be corrected without material liability to the Company or any of its Subsidiaries. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries has incurred or could reasonably be expected to incur any penalty or Tax (whether or not assessed) under Sections 4980B, 4980D or 4980H of the Code.

(d) Contributions. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, (i) all contributions, premiums, reimbursements or other payments that are due and owing to or in respect of any Employee Plan have been paid, and (ii) all such contributions, premiums, reimbursements or other payments for any period ending on or before the Closing Date that are not yet due have been (or will be prior to the Closing Date) paid or properly accrued (in accordance with GAAP, to the extent applicable).

(e) No Post-Termination Welfare Benefit Plan. Except as set forth on Section 3.18(e) of the Company Disclosure Letter, no Employee Plan that is a welfare benefit plan (as defined in Section 3(1) of ERISA) provides, nor has the Company or any of its Subsidiaries committed to provide, post-termination or retiree life insurance or health benefits to any person, except as may be required by Section 4980B of the Code or any similar Law.

(f) Employee Plan Legal Proceedings. As of the date of this Agreement, except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, (i) there are no Legal Proceedings pending or, to the Knowledge of the Company, threatened on behalf of, against or in relation to, any Employee Plan, the assets of any trust pursuant to any Employee Plan, or the plan sponsor, plan administrator or any fiduciary or any Employee Plan, with respect to the administration or operation of such plans, other than routine claims for benefits, and (ii) there have been no non-exempt “prohibited transactions” (as defined in Section 406 of ERISA or Section 4975 of the Code), or breaches of duty by a “fiduciary” (as defined in Section 3(21) of ERISA) with respect to any Employee Plan involving the Company or any of its Subsidiaries or, to the Knowledge of the Company, any other Person.

(g) Impact of the Transaction on Employee Plans. Except as set forth on Section 3.18(g) of the Company Disclosure Letter, neither the execution or delivery of this Agreement nor the consummation of the Transaction (alone or in conjunction with the Other Transactions or any other actions contemplated by this Agreement or the Other Purchase Agreements) will constitute a “change in control,” “change of control,” or term of similar meaning under any Employee Plan including, for the avoidance of doubt, any Company Stock Plan. Except as set forth on Section 3.18(g) of the Company Disclosure Letter, neither the execution or delivery of this Agreement nor the consummation of the Transaction (either alone or in conjunction with the Other Transactions or any other actions contemplated by this Agreement or the Other Purchase Agreements) will (alone or in conjunction with any other event): (i) entitle any current or former employee or director of the Company or any Subsidiary of the Company to any compensation or benefit; or (ii) accelerate the time of payment or vesting, or trigger any payment or funding, of any compensation or benefits or trigger any other obligation under any Employee Plan. Neither the execution or delivery of this Agreement nor the consummation of the Transaction (either alone or in conjunction with the Other Transactions or other action contemplated by this Agreement or the Other Purchase Agreements) will (I) result in any payment or benefit made by the Company or any Subsidiary to be characterized as an excess parachute payment within the meaning of Section 280G of the Code; or (II) result in any limitation on the right of the Company or any Subsidiary of the Company to amend, merge, terminate or receive a reversion of assets from any Employee Plan or related trust.

(h) Section 409A. Except to the extent as would not result in any material liability to the Company, each Employee Plan that constitutes in any part a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code has been administered, operated and maintained in all material respects in operational and documentary compliance with Section 409A of the Code and all IRS guidance promulgated thereunder, to the extent such Section and such guidance have been applicable to such Employee Plan. No Employee Plan, agreement or other arrangement to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is otherwise bound obligates the Company to compensate or reimburse any Person in respect of Taxes pursuant to Section 409A or 4999 of the Code.

(i) Foreign Benefit Plans. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, with respect to each Employee Plan that is subject to the Laws of a jurisdiction other than the United States (a “Foreign Benefit Plan”): (i) each Foreign Benefit Plan required to be registered has been registered and has been maintained in good standing with applicable Governmental Authorities, (ii) each Foreign Benefit Plan intended to receive favorable tax treatment under applicable tax Laws, to the extent applicable, has been qualified or similarly determined by applicable Governmental Authorities to satisfy the requirements of such Laws, (iii) no Foreign Benefit Plan is a defined benefit or similar type of plan or arrangement, and (iv) no Foreign Benefit Plan has any material unfunded liabilities, nor are any unfunded liabilities reasonably expected to arise in connection with the transactions contemplated by this Agreement.

(j) Notwithstanding anything to the contrary in this Agreement, the representations and warranties in this Section 3.18 are the Company’s exclusive representations and warranties relating to its compliance with ERISA and other applicable Laws relating to employee benefits.

3.19 Labor Matters.

(a) Union Activities. Section 3.19 of the Company Disclosure Letter sets forth the collective bargaining agreements, labor union contracts or trade union agreements (each, a “Collective Bargaining Agreement”) to which the Company or any of its Subsidiaries is a party to or bound by as of the date of this Agreement. To the Knowledge of the Company, there are no activities or proceedings of any labor or trade union to organize any employees of the Company or any of its Subsidiaries and except as set forth on Section 3.19 of the Company Disclosure Letter, no employees of the Company or its Subsidiaries are represented by any labor union, works council, or other labor organization with respect to their employment with the Company or its Subsidiaries. No Collective Bargaining Agreement is being negotiated by the Company or any of its Subsidiaries as of the date of this Agreement and except as set forth on Section 3.19 of the Company Disclosure Letter, no labor union, works council, other labor organization, or group of employees of the Company or its Subsidiaries has made a demand for recognition or certification. There is no strike, lockout, slowdown, work stoppage, or other material labor dispute against the Company or any of its Subsidiaries pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries.

(b) Employment Law. The Company and its Subsidiaries are in compliance with applicable Laws with respect to employment and labor practices (including applicable Laws regarding wage and hour requirements, immigration status, discrimination in employment, employee health and safety, collective bargaining, terms and conditions of employment, classification of independent contractors and exempt and non-exempt employees, harassment, retaliation, whistleblowing, disability rights or benefits, equal opportunity, plant closures and layoffs (including WARN Act), employee trainings and notices, workers’ compensation, labor relations, employee leave issues, COVID-19, affirmative action and unemployment insurance), except for such noncompliance that has not had, and would not reasonably be expected to have, a Company Material Adverse Effect.

(c) To the Knowledge of the Company, no current employee of the Company or its Subsidiaries with annualized base salary from the Company at or above $250,000 is in any material respect in violation of any term of any employment agreement, nondisclosure agreement, common law nondisclosure obligation, fiduciary duty, noncompetition agreement, nonsolicitation agreement, restrictive covenant or other obligation: (i) owed to the Company or its Subsidiaries; or (ii) owed to any third party with respect to such Person’s right to be employed or engaged by the Company or its Subsidiaries.

(d) Since at least January 1, 2018, the Company and its Subsidiaries have reasonably investigated all material sexual harassment, or other material discrimination, or retaliation allegations of which their human resources representatives or any officers or directors have been made aware. With respect to each such allegation with potential merit, the Company or its Subsidiaries has taken reasonable corrective action, when so required, that is reasonably calculated to prevent further improper action.

(e) Notwithstanding anything to the contrary in this Agreement, the representations and warranties in this Section 3.19 are the Company’s exclusive representations and warranties relating to its compliance with labor Law matters.

3.20 Compliance with Laws.

(a) The Company and each of its Subsidiaries is in compliance with all Laws that are applicable to the Company and its Subsidiaries or to the conduct of the business or operations of the Company and its Subsidiaries, except for such noncompliance that, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Company Material Adverse Effect.

(b) Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, as of the date of this Agreement: (i) the Company and its Subsidiaries have all Governmental Authorizations necessary for the ownership and operation of its business as presently conducted, and each such Governmental Authorization is in full force and effect; (ii) the Company and its Subsidiaries are, and since January 1, 2018 have been, in compliance with the terms of all Governmental Authorizations necessary for the ownership and operation of its businesses; and (iii) since January 1, 2018 to the date of this Agreement, neither the Company nor any of its Subsidiaries has received written notice from any Governmental Authority alleging any conflict with or breach of any such Governmental Authorization.

(c) No representation or warranty is made in this Section 3.20 with respect to: (i) compliance with Environmental Law, which is exclusively addressed by Section 3.15; (ii) compliance with Laws applicable to the Company’s Intellectual Property and other applicable Laws relating to intellectual property, which is exclusively addressed by Section 3.16; (iii) compliance with applicable Laws relating to Tax, which is exclusively addressed by Section 3.17 and Section 3.18; (iv) compliance with ERISA and other applicable Laws relating to employee benefits, which is exclusively addressed by Section 3.18; (v) compliance with labor Law matters, which is exclusively addressed by Section 3.19; or (vi) compliance with Anti-Corruption Laws and Trade Laws, which is exclusively addressed by Section 3.21.

3.21 Anti-Corruption; International Trade.

(a) Since January 1, 2016, except as set forth in Section 3.21 of the Company Disclosure Letter, none of the Company, any of its Subsidiaries, or any of their respective directors, officers, or employees has, nor, to the Knowledge of the Company, have any of their other respective Representatives, violated any Anti-Corruption Laws, nor has the Company, any Subsidiary of the Company, any of their respective directors, officers, or employees nor, to the Knowledge of the Company, any other Representative of the Company or any of its Subsidiaries offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, including cash, checks, wire transfers, tangible and intangible gifts, favors, services, or those entertainment and travel expenses that go beyond what is reasonable and customary, to any Government Official or to any Person for the purpose of influencing any act or decision of a Government Official in their official capacity, securing any improper advantage, or assisting the Company or any Subsidiary of the Company in obtaining or retaining business, in violation of any Anti-Corruption Laws.

(b) The Company, each of its Subsidiaries, and their respective directors, officers, employees and, to the Knowledge of the Company, other Representatives are in compliance with all applicable Laws relating to imports, exports and economic sanctions, including all applicable Laws administered and enforced by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), the U.S. State Department (including the Directorate of Defense Trade Controls), the U.S. Commerce Department’s Bureau of Industry and Security (“BIS”), or U.S. Customs and Border Protection (“Trade Laws”). Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, since January 1, 2016, neither the Company nor any of its Subsidiaries, nor any of their respective directors, officers, employees or, to the Knowledge of the Company, other Representatives has been a party to any Contract or engaged in any transaction or other business, directly or indirectly, (i) in breach of any applicable Trade Laws or (ii) except as authorized under applicable Trade Laws, with any Governmental Authority or other Person that (w) appears on any list of sanctioned parties (including any Person that appears on OFAC’s Specially Designated Nationals and Blocked Persons List or Sectoral Sanctions Identification List or BIS’s Denied Persons, Entity, or Unverified Lists), (x) is located or organized in any country or territory that is, or at the time of the transaction or business was, subject to comprehensive OFAC sanctions (including Cuba, Iran, North Korea, Syria, Sudan or the Crimea region of Ukraine), (y) is the Government of Venezuela, as defined in Executive Order 13884 of August 5, 2019 or (z) is 50% or more owned or otherwise controlled by a Person described in clause (w), (x) or (y).

(c) Notwithstanding anything to the contrary in this Agreement, the representations and warranties in this Section 3.21 are the Company’s exclusive representations and warranties relating to its compliance with Anti-Corruption Laws and Trade Laws.

3.22 Legal Proceedings; Orders.

(a) No Legal Proceedings. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, there are no current, and in the past five years there have not been any, Legal Proceedings pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries or their respective properties or relating to the Transaction Documents or the transactions contemplated hereby or thereby, nor have the Company or any of its Subsidiaries made any voluntary or involuntary disclosures of non-compliance with applicable Law to any Governmental Authority.

(b) No Orders. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries (nor any of its or their respective properties) is subject to any material order of any kind or nature that would prevent or materially delay the consummation of the Transactions or the ability of the Company to fully perform its covenants and obligations pursuant to this Agreement. Notwithstanding anything contained in this Agreement, no representation or warranty is made in this Section 3.22 with respect to: (i) compliance with Environmental Law, which is exclusively addressed by Section 3.15; (ii) compliance with Laws applicable to the Company’s Intellectual Property and other applicable Laws relating to intellectual property, which is exclusively addressed by Section 3.16; (iii) compliance with applicable Laws relating to Tax, which is exclusively addressed by Section 3.17 and Section 3.18; (iv) compliance with ERISA and other applicable Laws relating to employee benefits, which is exclusively addressed by Section 3.18; (v) compliance with labor and employment Law matters, which is exclusively addressed by Section 3.19; or (vi) compliance with Anti-Corruption Laws and Trade Laws, which is exclusively addressed by Section 3.21.

3.23 Insurance. As of the date of this Agreement, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries have all policies of insurance covering the Company and its Subsidiaries and any of their respective employees, properties or assets, including policies of life, property, fire, workers’ compensation, products liability, directors’ and officers’ liability and other casualty and liability insurance, that is customarily carried by Persons conducting business similar to that of the Company and its Subsidiaries. As of the date of this Agreement, all such insurance policies are in full force and effect, no notice of cancellation has been received and there is no existing default or event that, with notice or lapse of time or both, would constitute a default by any insured thereunder, except for such cancellations and defaults that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Company Material Adverse Effect.

3.24 Related Party Transactions. Except for compensation or other employment arrangements in the ordinary course of business, there are no Contracts, transactions, arrangements or understandings between the Company or any of its Subsidiaries, on the one hand, and any Affiliate of the Company (including any director or executive officer) thereof, but not including any wholly owned Subsidiary of the Company, on the other hand, that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC in the Company’s Form 10-K or proxy statement pertaining to an annual meeting of stockholders that have not been disclosed in the Company SEC Reports.

3.25 Brokers. Except for Evercore Group LLC and Goldman Sachs & Co., there is no financial advisor, investment banker, broker, finder or agent that has been retained by or is authorized to act on behalf of the Company or any of its Subsidiaries who is entitled to any financial advisor’s, investment banking, brokerage, finder’s or other similar fee or commission in connection with the Transactions or other transactions contemplated by this Agreement or the other Transaction Documents. The Company has made available to the Purchaser the engagement letters of Evercore Group LLC and Goldman Sachs & Co.

3.26 Other Agreements. The Company has provided to the Purchaser, prior to the execution and delivery of this Agreement, a true, complete and correct copy of each Other Purchase Agreement, each of which, upon execution of this Agreement, shall be in full force and effect. The Company has not entered into any other agreement, arrangement or understanding with the Other Purchasers or any of their respective Affiliates with respect to any securities of the Company or any of its Subsidiaries, the transactions contemplated by the Other Purchase Agreements or the payment of any fees or expenses in connection therewith, except for any non-disclosure agreements or term sheets with the Other Purchasers or their Affiliates.

3.27 Investment Company Status. Neither the Company nor any of its Subsidiaries is, and immediately after the Closing hereunder, none of the Company nor any of its Subsidiaries will be, required to be registered as an “investment company” under the Investment Company Act of 1940, as amended.

3.28 Ability to Pay Dividends. Except as set forth on Section 3.28 of the Company Disclosure Letter, the Company is not party to any Contract, and is not subject to any provision in the Charter or resolutions of the board of directors of the Company that, in each case, by its terms prohibits or prevents the Company from paying dividends in form and the amounts contemplated by the Certificate of Designations.

3.29 Exclusivity of Representations or Warranties.

(a) No Other Representations and Warranties. The Company, on behalf of itself and its Affiliates, acknowledges and agrees that, except for the representations and warranties expressly set forth in Article IV or in any certificate delivered pursuant to this Agreement:

(i) neither the Purchaser nor any of its Affiliates (or any other Person) makes, or has made, any representation or warranty relating to the Purchaser, its Affiliates or any of their businesses, operations or otherwise in connection with this Agreement or the Transaction;

(ii) no Person has been authorized by the Purchaser, any of its Affiliates or any of its or their respective Representatives to make any representation or warranty relating to the Purchaser, its Affiliates or any of their businesses or operations or otherwise in connection with this Agreement or the Transaction, and if made, such representation or warranty must not be relied upon by the Company or any of its Representatives as having been authorized by the Purchaser, any of its Affiliates or any of its or their respective Representatives (or any other Person); and

(iii) the representations and warranties made by the Purchaser in this Agreement are in lieu of and are exclusive of all other representations and warranties in connection with this Agreement or the Transaction, including any express or implied or as to merchantability or fitness for a particular purpose, and the Purchaser hereby disclaims any other such express or implied representations or warranties, notwithstanding the delivery or disclosure to the Company or any of its Representatives of any documentation or other information (including any financial information, supplemental data, financial projections or other forward-looking statements).

(b) No Reliance. The Company, on behalf of itself and its Affiliates, acknowledges and agrees that, except for the representations and warranties expressly set forth in Article IV or in any certificate delivered by the Purchaser pursuant to this Agreement (and without limiting any representation or warranty in any other Transaction Documents), it is not acting by entering into this Agreement or consummating the Transaction, in reliance on:

(i) any other representation or warranty, express or implied;

(ii) any estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information provided or addressed to the Company or any of its Affiliates or Representatives; or

(iii) the accuracy or completeness of any other representation, warranty, estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser hereby represents and warrants to the Company as follows:

4.1 Organization; Good Standing. The Purchaser is duly organized, validly existing and in good standing pursuant to the Laws of its jurisdiction of organization. The Purchaser has the requisite power and authority to conduct its business as it is presently being conducted and to own, lease or operate its material properties, rights and assets, except where the failure to have such power or authority, individually or in the aggregate, would not, individually or in the aggregate, prevent or materially delay the consummation of the Transactions or the other transactions contemplated by this Agreement or the ability of such Purchaser to fully perform its covenants and obligations pursuant to this Agreement. The Purchaser is not in violation of its Organizational Documents.

4.2 Corporate Power; Enforceability. The Purchaser has the requisite corporate power and authority to: (a) execute and deliver this Agreement and the other applicable Transaction Documents; (b) perform its covenants and obligations hereunder and thereunder; and (c) consummate the Transactions and the other transactions contemplated by this Agreement and the other applicable Transaction Documents. The execution and delivery of this Agreement and the other applicable Transaction Documents by the Purchaser, the performance by the Purchaser of its covenants and obligations hereunder and the consummation of the Transactions and the transactions contemplated by this Agreement and the other applicable Transaction Documents have been duly authorized by all necessary action on the part of the Purchaser and no additional action on the part of the Purchaser is necessary. This Agreement and each other applicable Transaction Documents have been duly executed and delivered by the Purchaser and, assuming the due authorization, execution and delivery by the Company, constitute legal, valid and binding obligations of the Purchaser, enforceable against the Purchaser in accordance with their terms, except as such enforceability (A) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally; and (B) is subject to general principles of equity.

4.3 Non-Contravention. The execution and delivery of this Agreement by the Purchaser, the performance by the Purchaser of its covenants and obligations hereunder, and the consummation of the Transactions and the other transactions contemplated by this Agreement and the other applicable Transaction Documents do not: (a) violate or conflict with any provision of the Organizational Documents of the Purchaser; (b) violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration pursuant to any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which the Purchaser is a party or by which the Purchaser or any of its properties or assets may be bound; (c) assuming the consents, approvals and authorizations referred to in Section 4.4 have been obtained, violate or conflict with any Law or order applicable to the Purchaser or by which any of its properties or assets are bound; or (d) result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets of the Purchaser, except in the case of each of clauses (b), (c) and (d) for such violations, conflicts, breaches, defaults, terminations, accelerations or Liens that would not, individually or in the aggregate, prevent or materially delay the consummation of the Transactions or the other transactions contemplated by this Agreement or the ability of the Purchaser to fully perform its covenants and obligations pursuant to this Agreement.

4.4 Requisite Governmental Approvals. No Governmental Authorization is required on the part of the Purchaser in connection with: (a) the execution and delivery of this Agreement by the Purchaser; (b) the performance by the Purchaser of its covenants and obligations pursuant to this Agreement; or (c) the consummation of the Transactions and the other transactions contemplated by this Agreement, except (i) such filings and approvals as may be required by any federal or state securities Laws, including compliance with any applicable requirements of the Exchange Act; (ii) compliance with any applicable requirements of the HSR Act and any applicable foreign Antitrust Laws; and (iii) such other Governmental Authorizations the failure of which to obtain would not, individually or in the aggregate, prevent or materially delay the consummation of the Transactions or the other transactions contemplated by this Agreement or the ability of the Purchaser to fully perform its covenants and obligations pursuant to this Agreement.

4.5 CFIUS. The Purchaser is not considered a “foreign person,” as that term is defined in 31 C.F.R. § 800.224.

4.6 Legal Proceedings; Orders.

(a) No Legal Proceedings. There are no Legal Proceedings pending or, to the knowledge of the Purchaser, threatened against the Purchaser that would, individually or in the aggregate, prevent or materially delay the consummation of the Transactions or the other transactions contemplated by this Agreement or the ability of the Purchaser to fully perform its covenants and obligations pursuant to this Agreement.

(b) No Orders. The Purchaser is not subject to any order of any kind or nature that would prevent or materially delay the consummation of the Transactions or the other transactions contemplated by this Agreement or the ability any Purchaser to fully perform their respective covenants and obligations pursuant to this Agreement.

4.7 Ownership of Company Common Stock. Neither the Purchaser nor any of its “affiliates” or “associates” is or, during the three years prior to the date of this Agreement, has been an “interested stockholder” (in each case, as such quoted terms are defined under Section 203 of the DGCL) of the Company. Neither the Purchaser nor any of its “affiliates” or “associates” (as those terms are defined in Section 203 of the DGCL) beneficially owns, directly or indirectly, any shares of Company Common Stock or any other security convertible into, exchangeable for or exercisable for shares of Company Common Stock.

4.8 Brokers. There is no financial advisor, investment banker, broker, finder, agent or other Person that has been retained by or is authorized to act on behalf of the Purchaser or any of its Affiliates that will be entitled to any financial advisor’s, investment banking, brokerage, finder’s or other fee or commission from the Company or its Subsidiaries in connection with the Transaction.

4.9 Unregistered Securities.

(a) Investor Status; Sophisticated Purchaser. The Purchaser is an “accredited investor” within the meaning of Section 4(a)(2) of the Securities Act and is able to bear the risk of its investment in the Purchased Shares. The Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Purchased Shares.

(b) Information. The Purchaser and its Representatives have been furnished with (i) materials relating to the business, finances and operations of the Company, (ii) materials relating to the offer and sale of the Purchased Shares and (iii) materials relating to the Transaction, in each case, that have been requested by the Purchaser. The Purchaser and its Representatives have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted at any time by the Purchaser and its Representatives shall modify, amend or affect the Purchaser’s right (i) to rely on the Company’s representations and warranties contained in Article III above or (ii) to indemnification or any other remedy based on, or with respect to the accuracy or inaccuracy of, or compliance with, the representations, warranties, covenants and agreements in this Agreement. The Purchaser understands that its purchase of the Purchased Shares involves a high degree of risk. The Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Purchased Shares.

(c) Legends. The Purchaser understands that any certificate or book-entry position evidencing Purchased Shares will bear the restrictive legend set forth in the Certificate of Designation.

(d) Purchase Representations. The Purchaser is purchasing the Purchased Shares for its own account, the account of its Affiliates, or the accounts of clients for whom the Purchaser exercises discretionary investment authority (all of whom the Purchaser hereby represents and warrants are “accredited investors” within the meaning of Section 4(a)(2) of the Securities Act), not as a nominee or agent, and not with a view to distribution in violation of any securities Laws. The Purchaser has been advised and understands that the Purchased Shares have not been registered under the Securities Act or under the “blue sky” laws of any jurisdiction and may be resold only if registered pursuant to the provisions of the Securities Act (or if eligible, pursuant to the provisions of Rule 144 promulgated under the Securities Act or pursuant to another available exemption from the registration requirements of the Securities Act). The Purchaser has been advised and understands that the Company, in issuing the Purchased Shares, is relying upon, among other things, the representations and warranties of the Purchaser contained in this Article IV in concluding that such issuance is a “private offering” and is exempt from the registration provisions of the Securities Act.

(e) Rule 144. The Purchaser understands that there is no public trading market for the Purchased Shares, that none is expected to develop and that the Purchased Shares must be held indefinitely unless and until the Purchased Shares are registered under the Securities Act or an exemption from registration is available. The Purchaser has been advised of and is knowledgeable with respect to the provisions of Rule 144 promulgated under the Securities Act.

(f) Reliance by the Company. The Purchaser understands that the Purchased Shares are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities Laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire the Purchased Shares.

4.10 Stockholder and Management Arrangements. Except for the Transaction Documents or as previously disclosed to the Company in writing, neither the Purchaser nor any of its Affiliates is a party to any Contract, or has authorized, made or entered into, or committed or agreed to enter into, any formal or informal arrangements or other understandings (whether or not binding) with any stockholder, director, officer, employee or other Affiliate of the Company or any of its Subsidiaries: (a) relating to this Agreement or the Transaction, (b) pursuant to which any holder of Company Common Stock has agreed to approve this Agreement or vote against any Superior Proposal, or (c) pursuant to which any Person has agreed to provide, directly or indirectly, an equity investment to the Purchaser or the Company to finance any portion of the Transaction.

4.11 Financing.

(a) Financing Letters. As of the date of this Agreement, the Purchaser has delivered to the Company a true, correct and complete copy of a duly executed equity commitment letter, dated as of the date of this Agreement, between the Purchaser and Cerberus Corporate Credit Fund, L.P. substantially in the form attached to this Agreement as Exhibit G (the “Equity Commitment Letter”) pursuant to which Cerberus Corporate Credit Fund, L.P. has committed, subject to the terms and conditions thereof, to provide equity financing to the Purchaser, directly or indirectly, in the amounts set forth therein for the purpose of funding the aggregate value of the consideration payable by the Purchaser in the Transaction (the “Equity Financing”). The Equity Commitment Letter provides that the Company is an express third-party beneficiary thereof.

(b) No Amendments. As of the date of this Agreement: (i) the Equity Commitment Letter and the terms of the Equity Financing have not been amended or modified; (ii) no such amendment or modification is contemplated; and (iii) the commitment contained in the Equity Commitment Letter has not been withdrawn, terminated or rescinded in any respect. There are no other Contracts, agreements, side letters or arrangements to which the Purchaser or any of its respective Affiliates is a party relating to the funding or investing, as applicable, of the full amount of the Equity Financing, other than as expressly set forth in the Equity Commitment Letter.

(c) Sufficiency of Financing. The Equity Financing is sufficient to: (i) make all of the Purchaser’s payments contemplated by this Agreement in connection with the Transaction (including the Purchaser’s payment of all amounts payable pursuant to Article II in connection with or as a result of the Transaction) and (ii) pay all fees and expenses required to be paid at the Closing by Purchaser in connection with the Transaction and the Equity Financing.

(d) Validity. As of the date of this Agreement, the Equity Commitment Letter (in the form delivered by the Purchaser to the Company) is in full force and effect with respect to, and constitute the legal, valid and binding obligations of, the Purchaser and the other parties thereto, enforceable against the Purchaser and the other parties thereto, in accordance with its terms, except as such enforceability: (i) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally; and (ii) is subject to general principles of equity. Other than as expressly set forth in the Equity Commitment Letter, there are no conditions precedent or other contingencies related to the funding of the full proceeds of the Equity Financing. As of the date of this Agreement, no event has occurred that, with or without notice or lapse of time or both, would, or would reasonably be expected to, (A) constitute a default or breach on the part of the Purchaser or, to the knowledge of the Purchaser, any of the other parties thereto pursuant to the Equity Commitment Letter, or (B) result in the failure of any condition to the Equity Financing or contained in the Equity Commitment Letter. As of the date of this Agreement, the Purchaser has no reason to believe that it will be unable to satisfy on a timely basis any term or condition of the Equity Financing, whether or not such term or condition is contained in the Equity Commitment Letter. As of the date of this Agreement, the Purchaser has fully paid, or caused to be fully paid, all commitment or other fees that are due and payable on or prior to the date of this Agreement pursuant to the terms of the Equity Commitment Letter.

4.12 Exclusivity of Representations and Warranties.

(a) No Other Representations and Warranties. The Purchaser, on behalf of itself and its Affiliates, acknowledges and agrees that, except for the representations and warranties expressly set forth in Article III (as modified by the Company Disclosure Letter), in any other Transaction Document or in any certificate delivered pursuant to this Agreement:

(i) neither the Company nor any of its Subsidiaries (or any other Person) makes, or has made, any representation or warranty relating to the Company, its Subsidiaries or any of their businesses, operations or otherwise in connection with this Agreement or the Transaction;

(ii) no Person has been authorized by the Company, any of its Subsidiaries or any of its or their respective Representatives to make any representation or warranty relating to the Company, its Subsidiaries or any of their businesses or operations or otherwise in connection with this Agreement or the Transaction, and if made, such representation or warranty must not be relied upon by the Purchaser or any of its Representatives as having been authorized by the Company, any of its Subsidiaries or any of its or their respective Representatives (or any other Person); and

(iii) the representations and warranties made by the Company in this Agreement are in lieu of and are exclusive of all other representations and warranties in connection with this Agreement or the Transaction, including any express or implied or as to merchantability or fitness for a particular purpose, and the Company hereby disclaims any other such express or implied representations or warranties, notwithstanding the delivery or disclosure to the Purchaser or any of its Representatives of any documentation or other information (including any financial information, supplemental data, financial projections or other forward-looking statements).

(b) No Reliance. The Purchaser, on behalf of itself and its Affiliates, acknowledges and agrees that, except for the representations and warranties expressly set forth in Article III (as modified by the Company Disclosure Letter), in any other Transaction Document or in any certificate delivered by the Company pursuant to this Agreement, it is not acting by entering into this Agreement or consummating the Transaction, in reliance on:

(i) any other representation or warranty, express or implied;

(ii) any estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information provided or addressed to the Purchaser or any of its Affiliates or Representatives, including any materials or information made available in the electronic data room hosted by or on behalf of the Company in connection with the Transaction, in connection with presentations by the Company’s management or in any other forum or setting; or

(iii) the accuracy or completeness of any other representation, warranty, estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information.

ARTICLE V

INTERIM OPERATIONS OF THE COMPANY

5.1 Affirmative Obligations. Except (a) as expressly contemplated by this Agreement, (b) as set forth in Section 5.1 or Section 5.2 of the Company Disclosure Letter, (c) as required by applicable Law or Data Security Requirements, or (d) as approved in advance in writing by the Purchaser (which approval will not be unreasonably withheld, conditioned or delayed), during the period from the execution and delivery of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article IX and the Closing, the Company will, and will cause each of its Subsidiaries to, (i) conduct its business in all material respects in the ordinary course of business, and (ii) use reasonable best efforts to preserve intact in all material respects its current business organization, ongoing businesses and significant relationships with third parties.

5.2 Forbearance Covenants. Except (a) as expressly contemplated by this Agreement, (b) as set forth in Section 5.1 or Section 5.2 of the Company Disclosure Letter, (c) as required by applicable Law, or (d) as approved in advance in writing by the Purchaser (which approval will not be unreasonably withheld, conditioned or delayed), during the period from the execution and delivery of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article IX and the Closing, the Company will not, and will not permit any of its Subsidiaries to, directly or indirectly:

(a) take any action set forth in Section 4.1 of the Stockholders Agreement;

(b) acquire or agree to acquire, directly or indirectly, by purchase, merger, consolidation or otherwise, equity or assets constituting all or substantially all of the business of (or any division of the business of) another Person;

(c) sell, assign, transfer, license, sublicense, abandon, permit to lapse, grant a covenant not to sue, or otherwise dispose of any material Intellectual Property (other than non-exclusive licenses or sublicenses granted in the ordinary course of business);

(d) (i) authorize for issuance, issue, deliver, sell or transfer or agree or commit to issue, deliver, sell or transfer any shares of capital stock of or other equity interest or convertible security in the Company or any of its Subsidiaries or other rights of any kind to acquire, any shares of capital stock of or any other equity interest in the Company or any of its Subsidiaries, other than (x) the issuance of capital stock or other equity interests pursuant to any Employee Plan or (y) the issuance of capital stock or other equity interests from any wholly owned Subsidiary to the Company or any other wholly owned Subsidiary of the Company, (ii) amend or modify any term or provision of any of the Company’s outstanding equity securities or (iii) accelerate or waive any restrictions pertaining to the vesting of any Company equity-based awards or warrants or other rights of any kind to acquire any shares of capital stock or other equity interests in the Company;

(e) propose or commit to reclassify, combine, split or subdivide any capital stock of the Company or issue or authorize the issuance of any other securities in respect of, in lieu of, or in substitution for, shares of capital stock of the Company or any of its Subsidiaries, except for, with respect to any Subsidiary of the Company, any intercompany restructuring, recapitalization or similar transaction that will not have a Company Material Adverse Effect;

(f) enter into, amend or terminate any Contract with Starboard Value LP or any of its Affiliates;

(g) except as required under applicable Law or the terms of any Employee Plan existing as of the date of this Agreement, (i) increase the compensation or benefits payable to any current or former director or executive officer of the Company or any employee of the Company whose annual base salary is at least $300,000 (in each case, other than annual merit increases in the ordinary course of business) or (ii) enter into any new, or amend any existing, employment, severance, change in control, retention, bonus guarantee, or collective bargaining agreement or similar agreement or arrangement;

(h) (i) make any loans, advances or capital contributions to, or investments in, any other Person, other than investments by the Company or a wholly owned Subsidiary of the Company to a wholly owned Subsidiary of the Company or the Company or advances of expenses to any director, officer, employee or agent of the Company in connection with advancement obligations in effect on the date of this Agreement, (ii) incur, assume or modify any material indebtedness or (iii) assume, guarantee, endorse, grant a lien (other than a Permitted Lien) on any of the Company’s assets as security or otherwise become liable for indebtedness of another Person (excluding the Company or any of its Subsidiaries); or

(i) agree, resolve, authorize or commit to take any action prohibited by this Section 5.2.

5.3 No Solicitation.

(a) No Solicitation or Negotiation. Subject to the terms of Section 5.3(b), Section 5.3(d) and Section 5.3(f), from the date hereof until the earlier to occur of the termination of this Agreement pursuant to Article IX and the Closing, the Company will (1) cease and cause to be terminated any discussions or negotiations with any Person and its Affiliates and their respective directors, officers, employees, investment bankers, attorneys, accountants and other advisors or representatives (collectively, “Representatives”) that would be prohibited by this Section 5.3(a) and (2) terminate all physical and electronic data room access previously granted to any such Person, its Affiliates and their respective Representatives. Subject to the terms of Section 5.3(b), Section 5.3(d) and Section 5.3(f), from the date hereof until the earlier to occur of the termination of this Agreement pursuant to Article IX and the Closing, the Company and its Subsidiaries will not, and will cause their respective directors, officers and employees and will instruct their other Representatives not to, directly or indirectly: (i) solicit, initiate or propose the making, submission or announcement of, or knowingly encourage, induce, facilitate or assist, an Acquisition Proposal or any inquiries or the making of any proposal that would reasonably be expected to lead to an Acquisition Proposal; (ii) furnish to any Person (other than the Purchaser, the Other Purchasers (solely with respect to the Other Transactions) or their respective Representatives) any non-public information relating to the Company or any of its Subsidiaries or afford to any Person access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company or any of its Subsidiaries, in any such case to knowingly encourage, facilitate or assist, an Acquisition Proposal or any inquiries or the making of any proposal that would reasonably be expected to lead to an Acquisition Proposal; (iii) participate, continue or engage in discussions or negotiations with any Person with respect to an Acquisition Proposal (other than informing such Persons of the provisions contained in this Section 5.3 or contacting such Person making any unsolicited Acquisition Proposal to clarify the terms and conditions thereof); (iv) approve, endorse or recommend an Acquisition Proposal; or (v) enter into any letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Transaction, other than an Acceptable Confidentiality Agreement (any such letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Transaction, an “Alternative Acquisition Agreement”). From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article IX and the Closing, the Company will not be required to enforce, and will be permitted to waive, any provision of any standstill or confidentiality agreement solely to permit a confidential proposal being made to the Company Board (or any committee thereof) if the failure to do so would be inconsistent with the directors’ fiduciary duties pursuant to applicable Law. For purposes of this Section 5.3, the Company agrees that any breach of this Section 5.3 by the Company’s Representatives shall constitute a breach of this Section 5.3 by the Company.

(b) Superior Proposals. Notwithstanding anything to the contrary set forth in this Section 5.3, from the date hereof until the Company’s receipt of the Requisite Stockholder Approvals, the Company and the Company Board (or a committee thereof) may, directly or indirectly through one or more of their Representatives, participate or engage in discussions or negotiations with, furnish any non-public information relating to the Company or any of its Subsidiaries to, or afford access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company or any of its Subsidiaries pursuant to an Acceptable Confidentiality Agreement to any Person or its Representatives that has made, renewed or delivered to the Company an Acquisition Proposal after the date of this Agreement, and otherwise facilitate such Acquisition Proposal or assist such Person (and its Representatives and financing sources) with such Acquisition Proposal (in each case, if requested by such Person), in each case with respect to an Acquisition Proposal that was not solicited in breach of Section 5.3(a) and that the Company Board (or a committee thereof) has determined in good faith (after consultation with its financial advisor and outside legal counsel) either constitutes a Superior Proposal or is reasonably likely to lead to a Superior Proposal and that failure to take such action would be inconsistent with its fiduciary duties under applicable Law; provided, that, subject to applicable Law, the Company shall provide to the Purchaser any non-public information or data that is provided to any Person given such access that was not previously made available to the Purchaser prior to or substantially concurrently with the time it is provided to such Person.

(c) No Change in Company Board Recommendation or Entry into an Alternative Acquisition Agreement. Except as provided by Section 5.3(d), at no time after the date of this Agreement until the earlier of the termination of this Agreement or the Closing Date may the Company Board (or a committee thereof): (i) withhold, withdraw, amend, qualify or modify, or publicly propose to withhold, withdraw, amend, qualify or modify, the Company Board Recommendation in a manner adverse to the Purchaser; (ii) publicly adopt, approve or recommend an Acquisition Proposal; (iii) in connection with a tender or exchange offer by a third party, fail to recommend against such offer by the close of business on the 10th Business Day after the commencement of a tender or exchange offer in connection with an Acquisition Proposal (it being understood that the Company Board (or a committee thereof) may refrain from taking a position with respect to an Acquisition Proposal until the close of business on the 10th Business Day after the commencement of a tender or exchange offer in connection with such Acquisition Proposal without such action being considered a violation of this Section 5.3); (iv) fail to include the Company Board Recommendation in the Proxy Statement; or (v) enter into any Contract or letter of intent regarding an Acquisition Proposal (any action described in clauses (i) through (iv), a “Company Board Recommendation Change”); provided, however, that, for the avoidance of doubt, a “stop, look and listen” communication by the Company Board (or a committee thereof) to the Company Stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication), will not constitute a Company Board Recommendation Change if it expressly affirms the Company Board Recommendation.

(d) Company Board Recommendation Change. Notwithstanding anything to the contrary set forth in this Agreement, at any time prior to obtaining the Requisite Stockholder Approvals:

(i) the Company Board (or a committee thereof) may effect a Company Board Recommendation Change in response to an Intervening Event if the Company Board (or a committee thereof) determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties pursuant to applicable Law; provided, that, the Company Board (or a committee thereof) shall not effect such a Company Board Recommendation Change unless:

(1) the Company has provided prior written notice to the Purchaser and the Other Purchasers at least five Business Days in advance to the effect that the Company Board (or a committee thereof) has (A) made such determination; and (B) resolved to effect a Company Board Recommendation Change pursuant to this Section 5.3(d)(i), which notice will specify the basis for such Company Board Recommendation Change, including a reasonably detailed description of the facts and circumstances relating to such Intervening Event and copies of all relevant documents relating thereto;

(2) prior to effecting such Company Board Recommendation Change, the Company and its Representatives, during such five Business Day period, must have negotiated with the Purchaser, the Other Purchasers and their respective Representatives in good faith (to the extent that the Purchaser or either of the Other Purchasers desires to so negotiate) to make such adjustments to the terms and conditions of this Agreement so that the Company Board (or a committee thereof) would no longer determine that the failure to make a Company Board Recommendation Change in response to such Intervening Event would be inconsistent with its fiduciary duties pursuant to applicable Law; and

(3) at the end of such five Business Day period and taking into account any adjustments to the terms and conditions of this Agreement and the Other Purchase Agreements, the Company Board (or a committee thereof) has determined in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to make a Company Board Recommendation Change in response to such Intervening Event would continue to be inconsistent with its fiduciary duties pursuant to applicable Law; or

(ii) if the Company has received a bona fide Acquisition Proposal that was not solicited in breach of Section 5.3 and that the Company Board has determined in good faith (after consultation with its financial advisor and outside legal counsel) constitutes a Superior Proposal, then the Company Board (or a committee thereof) may effect a Company Board Recommendation Change with respect to such Acquisition Proposal; provided, that, the Company Board (or a committee thereof) shall not take any action described in this clause (ii) unless:

(1) the Company Board (or a committee thereof) determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties pursuant to applicable Law;

(2) the Company has complied in all material respects with its obligations pursuant to this Section 5.3 with respect to such Acquisition Proposal;

(3) (i) the Company has provided prior written notice to the Purchaser and the Other Purchasers five Business Days in advance (the “Notice Period”) to the effect that the Company Board (or a committee thereof) has (A) received a Superior Proposal and (B) resolved to effect a Company Board Recommendation Change absent any revision to the terms and conditions of this Agreement, which notice will specify the basis for such Company Board Recommendation Change, including the identity of the Person or “group” of Persons making such Acquisition Proposal, the material terms thereof and copies of all relevant documents relating to such Acquisition Proposal (provided that following each subsequent amendment to such Acquisition Proposal, the Company Board shall provide a new written notice to the Purchaser, including all information and documents required in this clause (3), with a new Notice Period of three Business Days); and (ii) prior to effecting such Company Board Recommendation Change, the Company and its Representatives, during the Notice Period, must have negotiated with the Purchaser and the Other Purchasers in good faith (to the extent that the Purchaser or either of the Other Purchasers desires to so negotiate) to make such adjustments to the terms and conditions of this Agreement so that such Acquisition Proposal would cease to constitute a Superior Proposal; and

(4) at the end of the Notice Period and taking into account any adjustments to the terms and conditions of this Agreement, the Company Board determines in good faith (after consultation with its financial advisor and outside legal counsel) that the Acquisition Proposal continues to constitute a Superior Proposal.

(e) Notice. From the date hereof until the earlier to occur of the termination of this Agreement pursuant to Article IX and the Closing, the Company will promptly (and, in any event, within 24 hours) notify the Purchaser and the Other Purchasers if any offers or proposals that constitute an Acquisition Proposal are received by, any non-public information is requested from, or any discussions or negotiations are sought to be initiated or continued with, the Company or any of its Representatives. Such notice must include a summary of the material terms and conditions of such offer, proposal, request, inquiry, discussions or negotiations, including the identity of the Person making any such offer, proposal, request or inquiry or seeking to engage in such discussions or negotiations, and a copy of any written documents in connection therewith. Thereafter, the Company must keep the Purchaser reasonably informed, on a prompt basis, of the status and terms of any such offer, proposal, request, inquiry, discussions or negotiations (including any amendments thereto) and the status of any such offer, proposal, request, inquiry, discussions or negotiations.

(f) Certain Disclosures. Nothing in this Agreement will prohibit the Company or the Company Board (or a committee thereof) from: (i) taking and disclosing to the Company Stockholders a “stop, look and listen” communication by the Company Board (or a committee thereof) to the Company Stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication); (ii) informing any Person of the existence of the provisions contained in this Section 5.3; or (iii) complying with the Company’s disclosure obligations under U.S. federal or state Law with regard to an Acquisition Proposal, it being understood that any such statement or disclosure made by the Company Board (or a committee thereof) shall be subject to the terms and conditions of this Agreement. In addition, it is understood and agreed that, for purposes of this Agreement, a factually accurate public statement by the Company or the Company Board (or a committee thereof) that describes the Company’s receipt of an Acquisition Proposal, the identity of the Person making such Acquisition Proposal, the material terms of such Acquisition Proposal and the operation of this Agreement with respect thereto will not be deemed to be (A) a withholding, withdrawal, amendment, or modification, or proposal by the Company Board (or a committee thereof) to withhold, withdraw, amend or modify, the Company Board Recommendation, (B) an adoption, approval or recommendation with respect to such Acquisition Proposal, or (C) a Company Board Recommendation Change as long as it expressly affirms the Company Board Recommendation.

5.4 No Control of the Other Party’s Business. The Parties acknowledge and agree that the restrictions set forth in this Agreement are not intended to give the Purchaser, on the one hand, or the Company, on the other hand, directly or indirectly, the right to control or direct the business or operations of the other at any time prior to the Closing. Prior to the Closing Date, the Purchaser and the Company will exercise, consistent with the terms, conditions and restrictions of this Agreement, complete control and supervision over their own business and operations.

ARTICLE VI

ADDITIONAL COVENANTS

6.1 Required Action and Forbearance; Efforts.

(a) Reasonable Best Efforts. Upon the terms and subject to the conditions set forth in this Agreement, the Purchaser will (and will cause its Affiliates to, if applicable), on the one hand, and the Company will, on the other hand, use their respective reasonable best efforts to (A) take (or cause to be taken) all actions, (B) do (or cause to be done) all things, and (C) assist and cooperate with the other Parties in doing (or causing to be done) all things, in each case as are necessary, proper or advisable pursuant to applicable Law or otherwise to consummate and make effective, as promptly as practicable, the Transaction, including by using reasonable best efforts to:

(i) cause the conditions to the Transaction set forth in Article VII to be satisfied;

(ii) (1) obtain all consents, waivers, approvals, orders and authorizations from Governmental Authorities; and (2) make all registrations, declarations and filings with Governmental Authorities, in each case that are necessary or advisable to consummate the Transaction;

(iii) obtain all consents, waivers and approvals and delivering all notifications from or to any third parties in connection with this Agreement and the consummation of the Transaction that are necessary or advisable to consummate the Transactions; and

(iv) execute and deliver any Contracts and other instruments that are reasonably necessary to consummate the Transaction.

(b) No Consent Fee. Notwithstanding anything to the contrary set forth in this Section 6.1 or elsewhere in this Agreement, neither the Company nor any of its Subsidiaries will be required to agree to: (i) the payment of a consent fee, “profit sharing” payment or other consideration (including increased or accelerated payments); (ii) the provision of additional security (including a guaranty); or (iii) material conditions or obligations, including amendments to existing conditions and obligations, in each case, in connection with the Transaction, including in connection with obtaining any consent pursuant to any Material Contract.

(c) Section 6.1(a) shall not apply to filings under Antitrust Laws, which shall be governed by the obligations set forth in Section 6.2 below.

6.2 Antitrust Filings.

(a) Filing Under Antitrust Laws. The Purchaser and the Company will (i) cooperate and coordinate with the other in determining whether any filings are required by applicable Antitrust Laws in connection with the Transaction, (ii) cooperate and coordinate (and cause its respective Affiliates to cooperate and coordinate) with the other in the making of any required filings with any Governmental Authority as are required by applicable Antitrust Laws in connection with the Transaction; (iii) supply the other (or cause the other to be supplied) with any information that may be required in order to make such filings; (iv) supply (or cause to be supplied) any additional information that reasonably may be required or requested by the FTC, the DOJ or the Governmental Authorities of any other applicable jurisdiction in which any such filing is made; and (v) use reasonable best efforts to take all action necessary, proper or advisable to (A) cause the expiration or termination of the applicable waiting periods pursuant to the HSR Act and any other Antitrust Laws (to the extent applicable to this Agreement or the Transaction); and (B) obtain any required consents pursuant to any HSR Act or Antitrust Laws (to the extent applicable to this Agreement or the Transaction), in each case as promptly as reasonably practicable. The Purchaser (and its Affiliates, if applicable), on the one hand, and the Company (and its Affiliates), on the other hand, will promptly inform the other of any communication from any Governmental Authority regarding the Transaction in connection with such filings. If either Party or Affiliate thereof receives any comments or a request for additional information or documentary material from any Governmental Authority with respect to the Transaction pursuant to any Antitrust Law applicable to the Transaction, then such Party will make (or cause to be made), as promptly as practicable and after consultation with the other Parties, an appropriate response to such request; provided that neither Party may extend any waiting period or enter into any agreement or understanding with any Governmental Authority without the permission of the other Party, which shall not be unreasonably withheld, conditioned or delayed.

(b) Cooperation. In furtherance and not in limitation of the foregoing, the Company and the Purchaser shall (and shall cause their respective controlling Persons, controlled Affiliates and Subsidiaries, respectively, to), subject to any restrictions under applicable Laws: (i) promptly notify the other Party of, and, if in writing, furnish the other with copies of (or, in the case of oral communications, advise the others of the contents of) any material communication received by such Person from a Governmental Authority in connection with the Transactions and permit the other Party to review and discuss in advance (and to consider in good faith any comments made by the other Party in relation to) any proposed draft notifications, formal notifications, filing, submission or other written communication (and any analyses, memoranda, white papers, presentations, correspondence or other documents submitted therewith) made in connection with the Transactions to a Governmental Authority; (ii) keep the other Party informed with respect to the status of any such submissions and filings to any Governmental Authority in connection with the Transactions and any developments, meetings or discussions with any Governmental Authority in respect thereof, including with respect to (A) the receipt of any non-action, action, clearance, consent, approval or waiver, (B) the expiration of any waiting period, (C) the commencement or proposed or threatened commencement of any investigation, litigation or administrative or judicial action or proceeding under applicable Laws, including any proceeding initiated by a private party, and (D) the nature and status of any objections raised or proposed or threatened to be raised by any Governmental Authority with respect to the Transaction; and (iii) not independently participate in any meeting, hearing, proceeding or discussions (whether in person, by telephone or otherwise) with or before any Governmental Authority in respect of the Transaction without giving the other party reasonable prior notice of such meeting or discussions and, unless prohibited by such Governmental Authority, the opportunity to attend or participate. Subject to restrictions under applicable Law, the Purchaser will not, without the prior written consent of the Company, extend or offer or agree to extend any waiting period under the HSR Act or any other Antitrust Law, or enter into any agreement with any Governmental Authority related to this Agreement or the transactions contemplated by this Agreement. However, the Company and the Purchaser may each designate any non-public information provided to any Governmental Authority as restricted to “outside counsel” only and any such information shall not be shared with employees, officers or directors or their equivalents of the other Party without approval of the Party providing the non-public information; provided, however, that each of the Company and the Purchaser may redact any valuation and related information before sharing any information provided to any Governmental Authority with the other Party on an “outside counsel” only basis, and that the Company and the Purchaser shall not in any event be required to share information that benefits from legal privilege with the other Party, even on an “outside counsel” only basis, where this would cause such information to cease to benefit from legal privilege.

(c) Other Action. The Purchaser shall not, directly or indirectly (whether by merger, consolidation or otherwise), acquire (or agree to acquire) any business, corporation, partnership, association or other business organization or division or part thereof, or any securities or collection of assets, if doing so would reasonably be expected to prevent or materially delay the consummation of the transactions contemplated by this Agreement.

(d) Limitations on Action. Notwithstanding anything to the contrary in this Section 6.2, nothing in this Section 6.2 or this Agreement shall require or obligate the Purchaser to agree, propose, commit to, or effect, or otherwise be required, by consent decree, hold separate, or otherwise, any sale, divestiture, hold separate, or any other action otherwise limiting the freedom of action in any respect with respect to any businesses, products, rights, services, licenses, assets, or interest therein, of Purchaser or any Affiliate (including Cerberus Capital Management L.P. (“Sponsor”) and their respective Affiliates and any investment funds or investment vehicles affiliated with, or managed or advised by, Sponsor or any portfolio company (as such term is commonly understood in the private equity industry) or investment of Sponsor).

6.3 Proxy Statement.

(a) Proxy Statement. As promptly as practical following the date hereof, the Company (with the assistance and cooperation of the Purchaser as reasonably requested by the Company) will prepare and, as promptly as practicable following the date of this Agreement, file with the SEC a preliminary proxy statement (as amended or supplemented, the “Proxy Statement”) relating to the Company Stockholder Meeting. Subject to Section 5.3, the Company shall include the Company Board Recommendation in the Proxy Statement. Prior to the filing of the Proxy Statement (or any amendment or supplement thereto), or any dissemination thereof to the Company Stockholders, or responding to any comments from the SEC with respect thereto, the Company shall provide the Purchaser and its counsel with a reasonable opportunity to review and to comment on such document or response (except to the extent that any disclosures in such document or response relate to an Acquisition Proposal), which comments, if any, the Company shall consider in good faith. None of the information supplied or to be supplied by or on behalf of the Company or the Purchaser for inclusion or incorporation by reference in the Proxy Statement, at the date it or any amendment or supplement is mailed to the Company Stockholders and at the time of the Company Stockholder Meeting, will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances in which they are made, not misleading.

(b) Furnishing Information. The Company, on the one hand, and the Purchaser, on the other hand, will furnish all information concerning it and its Affiliates, if applicable, as the other Party may reasonably request in connection with the preparation and filing with the SEC of the Proxy Statement. If at any time prior to the Company Stockholder Meeting any information relating to the Company, the Purchaser or any of their respective Affiliates should be discovered by the Company, on the one hand, or the Purchaser, on the other hand, that should be set forth in an amendment or supplement to the Proxy Statement so that such filing would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then the Party that discovers such information will promptly notify the other, and an appropriate amendment or supplement to such filing describing such information will be promptly prepared and filed with the SEC by the appropriate Party and, to the extent required by applicable law or the SEC or its staff, disseminated to the Company Stockholders.

(c) Consultation Prior to Certain Communications. The Company and its Affiliates, on the one hand, and the Purchaser and its Affiliates, on the other hand, may not communicate in writing with the SEC or its staff with respect to the Proxy Statement without first providing the other Party a reasonable opportunity to review and comment on such written communication, and each Party will give due consideration to all reasonable additions, deletions or changes suggested thereto by the other Parties or their respective counsel.

(d) Notices. The Company, on the one hand, and the Purchaser, on the other hand, will advise the other, promptly after it receives notice thereof, of any receipt of a request by the SEC or its staff for: (i) any amendment or revisions to the Proxy Statement; (ii) any receipt of comments from the SEC or its staff on the Proxy Statement; or (iii) any receipt of a request by the SEC or its staff for additional information in connection therewith.

(e) Dissemination of Proxy Statement. Subject to applicable Law, the Company will use its reasonable best efforts to cause the definitive Proxy Statement to be disseminated to the Company Stockholders as promptly as reasonably practicable following the filing thereof with the SEC and confirmation from the SEC that it will not review, or that it has completed its review of, the Proxy Statement.

6.4 Company Stockholder Meeting.

(a) Call of Company Stockholder Meeting. Within 10 calendar days after the date of this Agreement (and thereafter as reasonably determined by the Company in consultation with the Purchaser), the Company shall conduct a “broker search” in accordance with Rule 14a- 13 of the Exchange Act for a record date for the Company Stockholder Meeting that is 20 Business Days after the date of such “broker search.” Following the clearance of the Proxy Statement by the SEC, the Company shall duly call and hold a meeting of its stockholders (the “Company Stockholder Meeting”) as promptly as reasonably practicable (taking into account the time necessary to solicit proxies for the approval of the Transactions and the Certificate of Amendment) following the mailing of the Proxy Statement to the Company Stockholders, which mailing will be initiated as promptly as practicable following the confirmation from the SEC that it will not review, or that it has completed its review of, the Proxy Statement, for the purpose of obtaining the Requisite Stockholder Approvals. Subject to Section 5.3 and unless there has been a Company Board Recommendation Change, the Company will use its reasonable best efforts to solicit proxies to obtain the Requisite Stockholder Approvals.

(b) Adjournment of Company Stockholder Meeting. Notwithstanding anything to the contrary in this Agreement, nothing will prevent the Company from postponing or adjourning the Company Stockholder Meeting: (i) to allow additional solicitation of votes in order to obtain the Requisite Stockholder Approvals; (ii) if there are holders of an insufficient number of shares of the Company Common Stock present or represented by proxy at the Company Stockholder Meeting to constitute a quorum at the Company Stockholder Meeting; (iii) if the Company is required to postpone or adjourn the Company Stockholder Meeting by applicable Law or receives a request from the SEC or its staff; or (iv) if the Company Board (or a committee thereof) has determined in good faith (after consultation with outside legal counsel) that it is necessary under applicable Law to postpone or adjourn the Company Stockholder Meeting in order to give the Company Stockholders sufficient time to evaluate any information or disclosure that the Company has sent to the Company Stockholders or otherwise made available to the Company Stockholders (including in connection with any Company Board Recommendation Change). Notwithstanding the foregoing, (1) the Company shall not, without the prior written consent of the Purchaser, postpone the Company Stockholder Meeting for more than 20 Business Days in the aggregate, and (2) the Company shall, at the request of the Purchaser, to the extent permitted by applicable Law, adjourn the Company Stockholder Meeting to a date specified by the Purchaser and the Company (taking into account the time necessary to solicit proxies) if a quorum is absent at the Company Stockholder Meeting or if the Company has not received proxies representing a sufficient number of shares of Company Common Stock to obtain the Requisite Stockholder Approvals.

(c) Force-the-Vote. The Company’s obligations pursuant to this Section 6.4 shall not be affected by (i) the commencement, public proposal, public disclosure or communication to the Company of an Acquisition Proposal or (ii) any Company Board Recommendation Change.

6.5 No Financing Condition. The Purchaser acknowledges and agrees that obtaining the Equity Financing is not a condition to the Closing. Subject to Section 10.8(b)(ii), if the Equity Financing has not been obtained, the Purchaser will continue to be obligated, subject to the satisfaction or waiver of the conditions set forth in Article VII, to consummate the Transaction.

6.6 Anti-Takeover Laws. The Company and the Purchaser will: (a) take all actions within their power to ensure that no “control share acquisition,” “fair price,” “moratorium,” “business combination” or other state anti-takeover Law (including Section 203 of the DGCL), statute or similar statute or regulation is or becomes applicable to the Transaction or any other transactions contemplated by this Agreement (including the Other Transactions); and (b) if any “control share acquisition,” “fair price,” “moratorium,” “business combination” or other state anti-takeover Law (including Section 203 of the DGCL), statute or similar statute or regulation becomes applicable to the Transaction or any other transactions contemplated by this Agreement (including the Other Transactions), take all actions within their power to ensure that the Transactions may be consummated as promptly as reasonably practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on the Transactions.

6.7 Use of Proceeds. The Company shall use the proceeds of the Purchase Price paid by the Purchaser, together with the proceeds of the purchase price paid by the Other Purchasers pursuant to the Other Purchase Agreements, to (a) first, pay off all outstanding balances under the Company Notes in accordance with the Starboard Agreement, (b) second, pay off all outstanding balances under the Foreign Note and (c) third, using any remaining proceeds directly or indirectly to pay its expenses related to the Transactions and for general corporate purposes. To the extent the proceeds of the Purchase Price paid by the Purchaser, together with the proceeds of the purchase price paid by the Other Purchasers pursuant to the Other Purchase Agreements, are insufficient for purposes of the foregoing clauses (a) through (c), then the Company shall use the proceeds from its balance sheet for such purposes.

6.8 Access. At all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article IX and the Closing, the Company will afford the Purchaser reasonable access, consistent with applicable Law, during normal business hours, upon reasonable advance notice provided in writing to the General Counsel of the Company, or another Person designated in writing by the Company, to the properties, books and records and personnel of the Company, except that the Company may restrict or otherwise prohibit access to any documents or information to the extent that: (a) any applicable Law or Contract requires the Company to restrict or otherwise prohibit access to such documents or information; (b) access to such documents or information would give rise to a material risk of waiving any attorney-client privilege, work product doctrine or other privilege applicable to such documents or information; (c) such disclosure relates to interactions with other prospective buyers or transaction partners of the Company or the negotiation of this Agreement and the transactions contemplated hereby, or information relating to the analysis, valuation or consideration of the Transactions or the transactions contemplated hereby, in each case, subject to Section 5.3, which shall not be limited by this Section 6.8(c); (d) access to a Contract to which the Company or any of its Subsidiaries is a party or otherwise bound would violate or cause a default pursuant to, or give a third Person the right to terminate or accelerate the rights pursuant to, such Contract; (e) access would result in the disclosure of any trade secrets of third Persons; or (f) such documents or information are reasonably pertinent to any adverse Legal Proceeding between the Company and its Affiliates, on the one hand, and the Purchaser and its Affiliates, on the other hand; provided that the Company shall use reasonable best efforts to provide such documents or information in a manner that does not violate or cause a default pursuant to, or give a third Person the right to terminate or accelerate the rights pursuant to, any Contract or cause such documents or information to cease to benefit from legal privilege, including by redacting or obtaining consent in connection therewith. Nothing in this Section 6.8 will be construed to require the Company, any of its Subsidiaries or any of their respective

Representatives to prepare any reports, analyses, appraisals or opinions. Any investigation conducted pursuant to the access contemplated by this Section 6.8 will be conducted in a manner that (i) does not unreasonably interfere with the conduct of the business of the Company and its Subsidiaries or otherwise result in any significant interference with the prompt and timely discharge by officers, employees and other authorized Representatives of the Company or any of its Subsidiaries of their normal duties or (ii) create a risk of damage or destruction to any property or assets of the Company or its Subsidiaries. Any access to the properties of the Company and its Subsidiaries will be subject to the Company’s reasonable security measures and insurance requirements and will not include the right to perform invasive or subsurface testing or any sampling, monitoring or analysis of soil, groundwater, building materials, indoor air, or other environmental media of the sort generally referred to as a “Phase II” environmental investigation. The terms and conditions of the Confidentiality Agreement will apply to any information obtained by the Purchaser or any of its Representatives in connection with any investigation conducted pursuant to the access contemplated by this Section 6.8; provided that, notwithstanding any provision to the contrary in the Confidentiality Agreement, the Purchaser and any of its Representatives shall be permitted to disclose to the Other Purchasers and their respective Representatives any information of the Company and discuss with the Other Purchasers and their respective Representatives any information of the Company, in each case, including in connection with the Transactions or any other Acquisition Proposal, except that the Purchaser or its Representatives shall not disclose to the Other Purchasers or their respective Representatives any Company information that is competitively sensitive and is designated in writing by the Company to be for such Purchaser’s access only (or that otherwise directly relates only to commercial matters or arrangements of the Company in the ordinary course of business (and not the Transaction or any Acquisition Proposal) and, notwithstanding the foregoing, would otherwise be prohibited to be disclosed by the Purchaser or its applicable Affiliates pursuant to another confidentiality agreement between the Purchaser or its Affiliates and the Company or its Affiliates). All requests for access pursuant to this Section 6.8 must be directed to the General Counsel of the Company, or another person designated in writing by the Company. Notwithstanding any provision to the contrary in the Confidentiality Agreement, the Confidentiality Agreement shall automatically terminate at the Closing.

6.9 Notification of Certain Matters.

(a) Notification by the Company. From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article IX and the Closing, the Company will give prompt notice to the Purchaser upon the discovery by the Company’s Chief Executive Officer, Chief Financial Officer, Chief Product Officer, Chief Commercial Officer or Chief Revenue Officer: (i) that any representation or warranty made by it in this Agreement has become untrue or inaccurate in any material respect as of the date it was made; (ii) of any failure by it to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it pursuant to this Agreement in any material respect; or (iii) of any failure of the conditions to the obligations of the Purchaser set forth in Section 7.2(a), Section 7.2(b) or Section 7.2(c) to be satisfied at the Closing or the satisfaction of which to be materially delayed, except that no such notification will modify any representation, warranty or covenant of the Company set forth in this Agreement or the conditions to the obligations of the Purchaser to consummate the Transaction or the remedies available to the Parties under this Agreement. The terms and conditions of the Confidentiality Agreement apply to any information provided to the Purchaser pursuant to this Section 6.9(a).

(b) Notification by Purchaser. From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article IX and the Closing, the Purchaser will give prompt notice to the Company upon the discovery: (i) that any representation or warranty made by the Purchaser in this Agreement has become untrue or inaccurate in any material respect; (ii) of any failure by the Purchaser to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by the Purchaser pursuant to this Agreement in any material respect; or (iii) of any failure of the conditions to the obligations of the Company set forth in Section 7.3(a) or Section 7.3(b) to be satisfied at the Closing or the satisfaction of which to be materially delayed, except that no such notification will modify any representation, warranty or covenant of the Purchaser set forth in this Agreement or the conditions to the obligations of the Company to consummate the Transaction or the remedies available to the Parties under this Agreement. The terms and conditions of the Confidentiality Agreement shall apply to any information provided to the Company pursuant to this Section 6.9(b).

6.10 Public Statements and Disclosure. The initial press release with respect to the execution of this Agreement shall be a joint press release to be reasonably agreed upon by the Company and the Purchaser. Following such initial press release, the Company and the Purchaser shall consult with each other before issuing, and give each other the opportunity to review and comment upon, any press release or other public statements with respect to the Transactions and shall not issue any such press release or make any such public statement prior to such consultation, except as such party may reasonably conclude may be required by applicable Law, court process or by obligations pursuant to any listing agreement with any national securities exchange or national securities quotation system (and then only after as much advance notice and consultation as is feasible); provided, however, that the Company or the Purchaser shall not be obligated to engage in such consultation with respect to communications that are (a) principally directed to employees, suppliers, customers, partners or vendors or (b) not materially inconsistent with public statements previously made in accordance with this Section 6.10; provided, further, however, that the restrictions set forth in this Section 6.10 shall not apply to any release or public statement (i) made or proposed to be made by the Company with respect to an Acquisition Proposal, a Superior Proposal or a Company Board Recommendation Change or any action taken pursuant thereto or (ii) in connection with any dispute between the parties regarding this Agreement or the Transaction.

6.11 Transaction Litigation. Prior to the Closing, the Company will provide the Purchaser with prompt notice (and in any event within three Business Days) of all Transaction Litigation commenced or threatened in writing to be commenced, after the date of this Agreement, against the Company or any of its directors or officers by any stockholder relating to this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby (including by providing copies of all pleadings with respect thereto) and keep the Purchaser reasonably informed with respect to the status thereof. The Company will: (a) give the Purchaser the opportunity to, subject to the entry into a joint defense agreement with terms mutually agreeably to the parties, participate in the defense, settlement or prosecution of any Transaction Litigation, and shall consider the Purchaser’s views; and (b) consult with the Purchaser with respect to the defense, settlement and prosecution of any Transaction Litigation. The Company may not compromise, settle or come to an arrangement regarding, or agree to compromise, settle or come to an arrangement regarding, any Transaction Litigation unless the Purchaser has consented thereto in writing (which consent will not be unreasonably withheld, conditioned or delayed).

6.12 Listing of Shares. Prior to the Closing and subject to the stockholder approval rules of the NASDAQ, the Company will use its reasonable best efforts to obtain approval for listing, subject to notice of issuance, of the Underlying Shares on the NASDAQ.

6.13 Comcast and Starboard Agreements. From the signing date of the Comcast Agreement(s) and the Starboard Agreement through the Closing, the Company shall not (a) waive, amend or modify in any material respect, or terminate, the Comcast Agreement(s) or (b) waive, amend or modify in any respect, or terminate, the Starboard Agreements, in each case, without the prior written consent of the Purchaser.

6.14 Directors. The Company shall take all necessary action so that immediately after the Closing, the Company Board is comprised of two individuals designated by the Purchaser, two individuals designated by the Qurate Purchaser, two individuals designated by the Charter Purchaser and the individuals identified on Schedule 6.14 of the Company Disclosure Letter.

6.15 Certain Other Obligations. From and after the date hereof until the Closing, the Company shall comply with the terms of Section 6.16 of the Stockholders Agreement, as if set forth herein; provided that none of the Company or its Affiliates shall be required to pay any commitment or other fee, incur or reimburse any costs or expenses or incur any other liability or obligation of any kind in connection with the foregoing, except to the extent the Purchaser promptly reimburses the Company therefor in accordance with the next sentence hereof. The Purchaser shall promptly reimburse the Company for all reasonable, documented out-of-pocket costs and expenses incurred by the Company or any of its Affiliates in connection with the foregoing cooperation taken at the request of the Purchaser and shall indemnify and hold harmless the Company and its Affiliates from and against any and all losses, damages, claims, costs or expenses suffered or incurred by any of them in connection with such cooperation.

6.16 No Inconsistent Agreements. From the date of this Agreement through the Closing, neither the Company nor any of its Affiliates shall enter into any additional or modify any existing agreements with any Other Purchasers, that have the effect of establishing rights or otherwise benefiting any such Other Purchasers in a manner more favorable in any respect to the rights and benefits established in favor of the Purchaser by this Agreement, unless in any such case, the Purchaser has been offered such rights and benefits and the Company has agreed to such amendments to this Agreement as may be necessary to provide such rights and benefits to the Purchaser.

ARTICLE VII

CONDITIONS TO THE TRANSACTION

7.1 Conditions to Each Party’s Obligations to Effect the Transaction. The respective obligations of the Parties to consummate the Transaction are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) prior to the Closing of each of the following conditions:

(a) Requisite Stockholder Approvals. The Company’s receipt of the Requisite Stockholder Approvals at the Company Stockholder Meeting.

(b) Regulatory Approval. The waiting periods (and any extensions thereof), if required, applicable to the Transaction pursuant to the HSR Act will have expired or otherwise been terminated.

(c) No Prohibitive Laws or Injunctions. No temporary restraining order, preliminary or permanent injunction or other judgment or order or other legal or regulatory restraint or prohibition preventing the consummation of the Transaction or the Other Transactions, in each case, issued by a court or other Governmental Authority of competent jurisdiction in the United States will be in effect, and no statute, rule, regulation or order will have been enacted, entered, enforced or deemed applicable to the Transaction by a Governmental Authority of competent jurisdiction in the United States, that in each case prohibits, makes illegal, or enjoins the consummation of the Transaction or the Other Transactions.

7.2 Conditions to the Obligations of the Purchaser. The obligations of the Purchaser to consummate the Transaction will be subject to the satisfaction or waiver (where permissible pursuant to applicable Law) prior to the Closing of each of the following conditions, any of which may be waived exclusively by the Purchaser:

(a) Representations and Warranties.

(i) Other than the representations and warranties set forth in Section 3.1 (Organization; Good Standing), Section 3.2 (Corporate Power; Enforceability), Section 3.3 (Company Board Approval), Section 3.4 (Requisite Stockholder Approvals), Section 3.5(a) (Non-Contravention), Section 3.7 (Company Capitalization), Section 3.8(b) (Subsidiaries), Section 3.12(b) (Absence of Certain Changes) and Section 3.25 (Brokers), the representations and warranties of the Company set forth in this Agreement will be true and correct (without giving effect to any materiality or Company Material Adverse Effect qualifications set forth therein) as of the date of this Agreement and as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except for such failures to be true and correct that have not had and would not reasonably be expected to have a Company Material Adverse Effect;

(ii) The representations and warranties of the Company set forth in Section 3.1 (Organization; Good Standing), Section 3.2 (Corporate Power; Enforceability), Section 3.3 (Company Board Approval), Section 3.4 (Requisite Stockholder Approvals), Section 3.5(a) (Non-Contravention), Section 3.7(c) through (e) (Company Capitalization), Section 3.8(b) (Subsidiaries) and Section 3.25 (Brokers) will be true and correct in all material respects (without giving effect to any materiality or Company Material Adverse Effect qualifications set forth therein) as of the date of this Agreement and as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date);

(iii) The representations and warranties of the Company set forth in Section 3.7(a) and Section 3.7(b) will be true and correct as of the Capitalization Date, except for de minimis inaccuracies; and

(iv) The representation and warranty of the Company set forth in Section 3.12(b) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as if made at and as of the Closing Date.

(b) Performance of Obligations of the Company. The Company will have performed and complied in all material respects with the covenants, obligations and conditions of this Agreement required to be performed and complied with by it at or prior to the Closing.

(c) Company Material Adverse Effect. No Company Material Adverse Effect will have occurred after the date of this Agreement.

(d) Officer’s Certificate. The Purchaser will have received a certificate of the Company, validly executed for and on behalf of the Company and in its name by a duly authorized officer thereof, certifying that the conditions set forth in Section 7.2(a), Section 7.2(b) and Section 7.2(c) have been satisfied.

(e) Certificate of Designation. The Company shall have delivered to the Purchaser a copy of the Certificate of Designation that has been filed with and accepted by the Secretary of State of the State of Delaware.

(f) Certificate of Amendment. The Company shall have delivered to the Purchaser a copy of the Certificate of Amendment that has been filed with and accepted by the Secretary of State of the State of Delaware.

(g) Evidence of Issuance. The Company shall have delivered to the Purchaser evidence of the issuance of the Purchased Shares credited to book-entry accounts maintained by the Company.

(h) Reservation and Approval for Listing of Underlying Shares. The Underlying Shares shall have been reserved by the Company and approved for listing on the NASDAQ, subject to official notice of issuance.

(i) Registration Rights Agreement. The Company shall have delivered to the Purchaser a copy of the Registration Rights Agreement substantially in the form attached hereto as Exhibit C, duly executed by the Company.

(j) Stockholders Agreement. The Company shall have delivered to the Purchaser a copy of the Stockholders Agreement substantially in the form attached hereto as Exhibit D (the “Stockholders Agreement”), duly executed by the Company.

(k) Charter Agreements. The Company shall have delivered to the Purchaser a duly executed copy of the Data License Agreement and Service Order substantially in the form attached hereto as Exhibit E (the “Charter Agreements”).

(l) Comcast Agreement(s). The Set-Top Box Data License Agreement, by and between the Company and Comcast Cable Communications Management, LLC, dated as of February 26, 2020, as amended as of the date of this Agreement (the “Comcast Agreement(s)”), shall continue to be in effect.

(m) Other Purchase Agreements. Each of the conditions precedent to the obligations of the parties to each Other Purchase Agreement shall have been satisfied or waived (other than those conditions that by their terms are to be satisfied concurrently with the Closing, but subject to the satisfaction or waiver (to the extent permitted under such Other Purchase Agreement) of such conditions) and each Other Transaction is consummated at substantially the same time as the Closing.

(n) Payoff Letters. The Company shall have delivered to the Purchaser duly executed payoff letters evidencing the payoff of all outstanding balances under, and the release of any liens and encumbrances in respect of, the Company Notes in accordance with the Starboard Agreement and the Foreign Note in accordance with its terms.

(o) Opinion. The Company shall have delivered to the Purchaser an opinion addressed to the Purchaser from Vinson & Elkins L.L.P., counsel to the Company, dated as of the Closing Date, substantially in the form attached hereto as Exhibit F.

(p) Resignation. Other than those persons identified in Section 6.14 and the Stockholders Agreement as members of the Company Board after the Closing, all members of the Company Board shall have executed written resignations effective as of the Closing.

7.3 Conditions to the Company’s Obligations to Effect the Transaction. The obligations of the Company to consummate the Transaction are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) prior to the Closing of each of the following conditions, any of which may be waived exclusively by the Company:

(a) Representations and Warranties. The representations and warranties of the Purchaser set forth in this Agreement will be true and correct on and as of the date of this Agreement and as of the Closing Date with the same force and effect as if made on and as of such date, except for: (i) any failure to be so true and correct that would not, individually or in the aggregate, prevent or materially delay the consummation of the Transaction or the other transactions contemplated by this Agreement or the ability of the Purchaser to fully perform its covenants and obligations pursuant to this Agreement; and (ii) those representations and warranties that expressly speak as of an earlier date, which representations will have been true and correct as of such earlier date, except for any failure to be so true and correct that would not, individually or in the aggregate, prevent or materially delay the consummation of the Transaction or the other transactions contemplated by this Agreement or the ability of the Purchaser to fully perform its covenants and obligations pursuant to this Agreement.

(b) Performance of Obligations of the Purchaser. The Purchaser will have performed and complied in all material respects with the covenants, obligations and conditions of this Agreement required to be performed and complied with by the Purchaser at or prior to the Closing.

(c) Officer’s Certificate. The Company will have received a certificate of the Purchaser, validly executed for and on behalf of the Purchaser and in its name by a duly authorized officer thereof, certifying that the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied.

(d) Payment of Purchase Price. The Purchaser shall have delivered to the Company payment of the Purchase Price, payable by wire transfer of immediately available funds to accounts designated in advance of the Closing Date by the Company.

(e) Registration Rights Agreement. The Purchaser shall have delivered to the Company a copy of the Registration Rights Agreement substantially in the form attached hereto as Exhibit C, duly executed by the Purchaser.

(f) Stockholders Agreement. The Purchaser shall have delivered to the Company a copy of the Stockholders Agreement substantially in the form attached hereto as Exhibit D, duly executed by such Purchaser.

(g) Form W-9. The Purchaser shall have delivered to the Company at least two Business Days prior to the Closing Date a properly executed IRS Form W-9 from the Purchaser (or, if the Purchaser is a disregarded entity for U.S. federal income Tax purposes, its regarded owner).

ARTICLE VIII

INDEMNIFICATION

8.1 Survival of Provisions. The Company Fundamental Representations and the Purchaser Fundamental Representations shall survive the execution and delivery of this Agreement indefinitely and the other representations and warranties contained in this Agreement and the covenants made in this Agreement that are required to be performed prior to the Closing Date shall survive for a period of 12 months following the Closing Date. The covenants made in this Agreement that are required to be performed on or after the Closing Date shall survive the Closing and remain operative and in full force and effect in accordance with their respective terms until fully performed. Notwithstanding the foregoing, if any claim is brought pursuant to this Article VIII prior to the expiration of any survival period set forth in this Section 8.1, the expiration date of such survival period shall be automatically extended until such claim is fully and finally resolved.

8.2 Indemnification by the Company. The Company agrees to indemnify the Purchaser Related Parties from, and hold each of them harmless against, any and all actions, suits, proceedings (including any investigations, litigation or inquiries), demands, and causes of action, and, in connection therewith, and promptly upon demand, pay or reimburse each of them for all costs, losses, liabilities, damages, or expenses of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel and all other reasonable expenses incurred in connection with investigating, defending or preparing to defend any such matter that may be incurred by them or asserted against or involve any of them) (collectively, “Losses”), whether or not involving a Third-Party Claim, as a result of, arising out of, or in any way related to the breach of any representation or warranty set forth in Article III or any certificate delivered hereunder or failure to perform any covenant or agreement of the Company contained herein; provided that such claim for indemnification relating to the breach of representations, warranties or covenants is made prior to the expiration of the survival period of such representation or warranty as set forth in Section 8.1; provided, however, that for purposes of determining when an indemnification claim has been made, the date upon which a Purchaser Related Party shall have given notice (stating in reasonable detail the basis of the claim for indemnification) to the Company shall constitute the date upon which such claim has been made.

8.3 Indemnification by the Purchaser. The Purchaser agrees to indemnify the Company Related Parties from, and hold each of them harmless against, any and all actions, suits, proceedings (including any investigations, litigation or inquiries), demands, and causes of action, and, in connection therewith, and promptly upon demand, pay or reimburse each of them for all Losses, whether or not involving a Third-Party Claim, as a result of, arising out of, or in any way related to the breach of any representation or warranty made by such Purchaser and set forth in Article IV or any failure by Purchaser to perform any covenant or agreement of the Purchaser contained herein; provided that such claim for indemnification relating to the breach of representations, warranties or covenants is made prior to the expiration of the survival period of such representation or warranty as set forth in Section 8.1; provided, however, that for purposes of determining when an indemnification claim has been made, the date upon which a Company Related Party shall have given notice (stating in reasonable detail the basis of the claim for indemnification) to the Purchaser shall constitute the date upon which such claim has been made.

8.4 Limitations to Indemnification.

(a) (i) The Company shall not be liable for any indemnifiable Losses that may be recovered by the Purchaser Related Parties (other than for breaches of any Company Fundamental Representations or any covenants of the Company or Fraud) unless and until the amount of such indemnifiable Losses, individually or in the aggregate, exceeds an amount equal to 2.00% of the Purchase Price (the “Indemnity Threshold”), but from and after such time as the indemnifiable Losses of the Purchaser Related Parties exceed the Indemnity Threshold, each applicable Purchaser Related Party shall be entitled to indemnity for the entire amount of all indemnifiable Losses of such Person, and (ii) the Purchaser shall not be liable for any indemnifiable Losses that may be recovered by the Company Related Parties (other than for breaches of any Purchaser Fundamental Representations or any covenants of the Purchaser or Fraud) unless and until the amount of such indemnifiable Losses, individually or in the aggregate, exceeds an amount equal to the Indemnity Threshold, but from and after such time as the indemnifiable Losses of the Company Related Parties exceed the Indemnity Threshold, each applicable Company Related Party shall be entitled to indemnity for the entire amount of all indemnifiable Losses of such Person.

(b) The maximum amount of indemnifiable Losses that may be recovered from (i) the Company for any amounts due under Section 8.2 (other than for breaches of any Company Fundamental Representations or any covenants of the Company or Fraud) shall be an amount equal to 10.00% of the Purchase Price (the “Indemnity Cap”) and (ii) the Purchaser for any amounts due under Section 8.3 (other than for breaches of any Purchaser Fundamental Representations or any covenants of the Purchaser or Fraud) shall be an amount equal to the Indemnity Cap; provided that, other than with respect to Fraud, the maximum amount of indemnifiable Losses that may be recovered from the Company or from the Purchaser, as applicable, shall be an amount equal to the Purchase Price.

(c) For purposes of the Company’s indemnification obligations under Section 8.2, including for purposes of both determining whether there has been a breach of any representation or warranty and for determining the amount of indemnifiable Losses resulting therefrom, the representations and warranties set forth in Article III of this Agreement that are qualified as to “material”, “materiality”, “material respects”, “Material Adverse Effect” or words of similar import or effect shall be deemed to have been made without any such qualification.

(d) No party hereto shall have any liability for Losses pursuant to Section 8.2 or Section 8.3 for any consequential (to the extent the Loss did not arise from a reasonably foreseeable consequence of the relevant breach or the matter giving rise to the applicable Loss) or punitive damages relating to a breach or alleged breach of this Agreement, whether based in contract, tort, strict liability, other law or otherwise, except to the extent such Losses are incurred by a third person and constitute a portion of a Third-Party Claim.

(e) Each Company Related Party or Purchaser Related Party seeking indemnification hereunder (each, an “Indemnified Party”) shall use reasonable best efforts to pursue any and all rights it or any of its controlled Affiliates has to any applicable insurance proceeds, indemnity or contribution from a third party in respect of any Losses payable by the indemnitor hereunder (the “Indemnifying Party”) pursuant to this Article VIII, and any payments by an Indemnifying Party pursuant to this Article VIII in respect of such Losses shall be reduced by the amount of such insurance proceeds, indemnity, contribution or other similar payment actually received by the Indemnified Party or any of its controlled Affiliates in respect of such Losses, less any related costs and expenses actually incurred by the Indemnified Party and its controlled Affiliates in pursuing such insurance claim or indemnity, contribution or other similar payment and the amount of any retrospective or other current increase in premium actually borne by the Indemnified Party or any of its controlled Affiliates, directly or indirectly, that is directly attributable to the payment of such insurance proceeds, and, if the Indemnified Party has previously received an indemnification payment from the Indemnifying Party for a Loss, promptly after the realization of any insurance proceeds, indemnity, contribution or other similar payment with respect to such Loss, the Indemnified Party shall reimburse the Indemnifying Party for such payment (less any costs and expenses described in the preceding sentence). For the avoidance of doubt, the Indemnified Party shall be entitled to pursue indemnification from the Indemnifying Party pursuant to this Agreement prior to, after or concurrently with the pursuit of any such rights to insurance proceeds, indemnity or contribution from a third party.

(f) Notwithstanding anything to the contrary contained in this Agreement, (i) no Indemnified Party or any of its Affiliates will be entitled to recover more than one time for any particular Losses under this Agreement and (ii) to the extent an Indemnifying Party has paid any Losses under this Agreement to any Indemnified Party, no other Indemnified Party shall be entitled to recover the same Losses in respect of the claims for which such Losses were paid.

(g) No Indemnified Party shall be entitled to indemnification under this Article VIII for, and Losses shall not include, any Losses to the extent resulting from the actions or omissions of such Indemnified Party. Each Indemnified Party shall make reasonable efforts to mitigate or minimize all Losses upon and after becoming aware of any event or condition which would reasonably be expected to give rise to any Losses that are indemnifiable hereunder and, if an Indemnified Party fails to use reasonable best efforts to so mitigate any indemnifiable Losses under this sentence, the Indemnifying Party that would otherwise have an indemnity obligation hereunder with respect to such Losses shall have no liability for any portion of such Losses that reasonably would have been avoided or mitigated had the Indemnified Party made such efforts.

8.5 Indemnification Procedure. Promptly after an Indemnified Party has received notice of any indemnifiable claim hereunder, or the commencement of any action, suit or proceeding by a third person, which the Indemnified Party believes in good faith is an indemnifiable claim under this Agreement (each a “Third-Party Claim”), the Indemnified Party shall give the Indemnifying Party written notice of such Third-Party Claim, but failure to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability it may have to such Indemnified Party hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure. Such notice shall state the nature and the basis of such Third-Party Claim to the extent then known. The Indemnifying Party shall have the right to defend, at its own expense and by its own counsel who shall be reasonably acceptable to the Indemnified Party, any such matter as long as the Indemnifying Party pursues the same diligently and in good faith; provided that, notwithstanding anything to the contrary in this Section 8.5, the Indemnifying Party shall not be entitled to assume the defense of any Third-Party Claim (and, to the extent the Indemnifying Party has assumed the defense, shall transfer control of such defense to the Indemnified Party) if (a) such Third-Party Claim seeks equitable relief or such Third-Party Claim involves a criminal action, (b) the Indemnifying Party shall not have assumed the defense of such Third-Party Claim within 10 Business Days of receipt of a notice of such Claim for indemnity or (c) such Third-Party Claim exceeds the Indemnity Cap. If the Indemnifying Party undertakes to defend, it shall promptly, and in no event later than 10 Business Days, notify the Indemnified Party of its intention to do so, and the Indemnified Party shall cooperate with the Indemnifying Party and its counsel in all commercially reasonable respects in the defense thereof. Such cooperation shall include, but shall not be limited to, furnishing the Indemnifying Party with any books, records and other information reasonably requested by the Indemnifying Party and in the Indemnified Party’s possession or control. Such cooperation of the Indemnified Party shall be at the cost of the Indemnifying Party. After the Indemnifying Party has notified the Indemnified Party of its intention to undertake to defend any such asserted liability, and for so long as the Indemnifying Party diligently pursues such defense, the Indemnifying Party shall not be liable for any additional legal expenses incurred by the Indemnified Party in connection with any defense of such asserted liability; provided, however, that the Indemnified Party shall be entitled (i) at its expense, to participate in the defense of such asserted liability and (ii) if (A) the Indemnifying Party has within ten (10) Business Days after the Indemnified Party provides written notice of a Third-Party Claim, failed (1) to assume the defense or employ counsel reasonably acceptable to the Indemnified Party or (2) to notify the Indemnified Party of such assumption or (B) if the defendants in any such action include both the Indemnified Party and the Indemnifying Party and counsel to the Indemnified Party shall have concluded that there may be reasonable defenses available to the Indemnified Party that are different from or in addition to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party, then the Indemnified Party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred. Notwithstanding any other provision of this Agreement, the Indemnifying Party shall not consent to the settlement of, or the entry of any judgment arising from, any indemnified Third-Party Claim without the consent of the Indemnified Party (which consent shall not be unreasonably withheld), unless the settlement thereof, or the entry of any judgment arising therefrom, imposes no liability or obligation on, and includes a complete release from liability of, and does not include any admission of wrongdoing or malfeasance by, the Indemnified Party. The remedies provided for in this Article VIII are cumulative and are not exclusive of any remedies that may be available to a party at law or in equity or otherwise.

8.6 Exclusive Remedy. After the Closing, the sole and exclusive remedy for any and all Losses related to the breach of any representation or warranty set forth in Article III or Article IV or any covenant to be performed prior to the Closing Date of this Agreement shall be the rights of indemnification set forth in this Article VIII only, and no Person will have any other entitlement, remedy or recourse, whether in contract, tort or otherwise, it being agreed that all of such other remedies, entitlements and recourse are expressly waived and released by the parties hereto to the fullest extent permitted by Law. Notwithstanding anything in the foregoing to the contrary, nothing in this Agreement shall limit or otherwise restrict a Fraud claim brought by any party hereto or the right to seek specific performance pursuant to Section 10.8(b).

8.7 Payment of Indemnification Claims. To the extent it is finally determined or otherwise agreed upon that any Indemnifying Party is required to provide an indemnification payment pursuant to this Article VIII to any Indemnified Party, such payment shall be made directly by such Indemnifying Party by wire transfer of immediately available funds to an account designated by such Indemnified Party, within 10 Business Days of such final determination and designation of account.

8.8 Tax Treatment of Indemnification Payments. Any indemnification payments made under this Article VIII shall be treated for all Tax purposes as an adjustment to the relevant Purchaser’s Purchase Price, except as otherwise required by applicable Law.

ARTICLE IX

TERMINATION, AMENDMENT AND WAIVER

9.1 Termination. This Agreement may be validly terminated only as follows (it being understood and agreed that this Agreement may not be terminated for any other reason or on any other basis):

(a) at any time prior to the Closing (whether prior to or after the receipt of the Requisite Stockholder Approvals) by mutual written agreement of the Purchaser and the Company;

(b) by the Purchaser or the Company, at any time prior to the Closing (whether prior to or after the receipt of the Requisite Stockholder Approvals) if: (i) any permanent injunction or other judgment or order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Transaction is in effect, or any action has been taken by any Governmental Authority of competent jurisdiction, that, in each case, prohibits, makes illegal or enjoins the consummation of the Transaction and has become final and non-appealable; or (ii) any statute, rule, regulation or order has been enacted, entered, enforced or deemed applicable to the Transaction that permanently prohibits, makes illegal or enjoins the consummation of the Transaction, except that the right to terminate this Agreement pursuant to this Section 9.1(b) will not be available to any Party that has breached its obligations to resist appeal, obtain consent pursuant to, resolve or lift, as applicable, such injunction, action, statute, rule, regulation or order;

(c) by the Purchaser or the Company, at any time prior to the Closing (whether prior to or after the receipt of the Requisite Stockholder Approvals) if the Closing has not occurred by 11:59 p.m., New York City time, on July 1, 2021 (the “Termination Date”); provided that the right to terminate this Agreement pursuant to this Section 9.1(c) will not be available to any Party whose action or failure to act (which action or failure to act constitutes a breach by such Party of this Agreement) has been the primary cause of, or primarily resulted in, either (i) the failure to satisfy the conditions to the obligations of the terminating Party to consummate the Transaction set forth in Article VII prior to the Termination Date or (ii) the failure of the Closing to have occurred prior to the Termination Date;

(d) by the Purchaser or the Company, at any time prior to the Closing if the Company fails to obtain the Requisite Stockholder Approvals at the Company Stockholder Meeting (or any adjournment or postponement thereof) at which a vote on the Transactions is taken, except that the right to terminate this Agreement pursuant to this Section 9.1(d) will not be available to any Party whose action or failure to act (which action or failure to act constitutes a breach by such Party of this Agreement) has been the primary cause of, or primarily resulted in, the failure to obtain the Requisite Stockholder Approvals at the Company Stockholder Meeting (or any adjournment or postponement thereof);

(e) by the Purchaser, if the Company has breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 7.2(a) or Section 7.2(b), except that if such breach is capable of being cured by the Termination Date, the Purchaser will not be entitled to terminate this Agreement prior to the delivery by the Purchaser to the Company of written notice of such breach, delivered at least 30 days prior to such termination or such shorter period of time as remains prior to the Termination Date (the shorter of such periods, the “Company Breach Notice Period”) stating the Purchaser’s intention to terminate this Agreement pursuant to this Section 9.1(e) and the basis for such termination, it being understood that the Purchaser will not be entitled to terminate this Agreement if (i) such breach has been cured within the Company Breach Notice Period (to the extent capable of being cured) or (ii) the Purchaser is then in breach of any representation, warranty, agreement or covenant contained in this Agreement which breach would result in a failure of a condition set forth in Section 7.3(a) or Section 7.3(b);

(f) by the Purchaser, if at any time the Company Board (or a committee thereof) has effected a Company Board Recommendation Change;

(g) by the Company, if the Purchaser has breached or failed to perform in any material respect any of its respective representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 7.3(a) or Section 7.3(b), except that if such breach is capable of being cured by the Termination Date, the Company will not be entitled to terminate this Agreement pursuant to this Section 9.1(g) prior to the delivery by the Company to the Purchaser of written notice of such breach, delivered at least 30 days prior to such termination or such shorter period of time as remains prior to the Termination Date (the shorter of such periods, the “Purchaser Breach Notice Period”) stating the Company’s intention to terminate this Agreement pursuant to this Section 9.1(g) and the basis for such termination, it being understood that the Company will not be entitled to terminate this Agreement if (i) such breach has been cured within the Purchaser Breach Notice Period (to the extent capable of being cured) or (ii) the Company is then in breach of any representation, warranty, agreement or covenant contained in this Agreement which breach would result in a failure of a condition set forth in Section 7.2(a) or Section 7.2(b); and

(h) by the Purchaser or the Company, if either or both of the Other Purchase Agreements are terminated in accordance with its terms.

9.2 Manner and Notice of Termination; Effect of Termination.

(a) Manner of Termination. The Party terminating this Agreement pursuant to Section 9.1 (other than pursuant to Section 9.1(a)) must deliver prompt written notice thereof to the other Party specifying the provision of Section 9.1 pursuant to which this Agreement is being terminated and setting forth in reasonable detail the facts and circumstances forming the basis for such termination pursuant to such provision.

(b) Effect of Termination. Any proper and valid termination of this Agreement pursuant to Section 9.1 will be effective immediately upon the delivery of written notice by the terminating Party to the other Party. In the event of the termination of this Agreement pursuant to Section 9.1, this Agreement will be of no further force or effect without liability of either Party (or any partner, member, stockholder, director, officer, employee, Affiliate or Representative of such Party) to the other Party, as applicable, except that this Section 9.2, Section 9.3 and Article X will each survive the termination of this Agreement. Notwithstanding the foregoing, nothing in this Agreement or the termination hereof will relieve either Party from any liability for Fraud or any willful and material breach of this Agreement prior to its termination. In addition to the foregoing, no termination of this Agreement will affect the rights or obligations of either Party pursuant to the Confidentiality Agreement, which rights or obligations will survive the termination of this Agreement in accordance with their respective terms.

9.3 Fees and Expenses.

(a) General. Except as set forth in this Section 9.3 and Section 10.2(b), all fees and expenses incurred in connection with this Agreement and the Transaction will be paid by the Party incurring such fees and expenses whether or not the Transaction is consummated.

(b) Company Payments.

(i) If (A) this Agreement is (x) validly terminated pursuant to Section 9.1(c) (Termination Date), Section 9.1(d) (Requisite Stockholder Approvals) or Section 9.1(e) (Company Breach) or (y) validly terminated pursuant to Section 9.1(h) (Other Transactions) at a time when this Agreement may be terminated pursuant to Section 9.1(c)

(Termination Date), Section 9.1(d) (Requisite Stockholder Approvals) or Section 9.1(e) (Company Breach); (B) following the execution and delivery of this Agreement and prior to such termination of this Agreement, an Acquisition Proposal has been publicly announced or known to the Company Board; and (C) within 12 months following such termination of this Agreement, either an Acquisition Transaction is consummated or the Company enters into a definitive agreement providing for an Acquisition Transaction and such Acquisition Transaction is subsequently consummated, then the Company will promptly (and in any event within two Business Days) after such consummation pay to the Purchaser the Company Termination Fee by wire transfer of immediately available funds to the account designated in writing by the Purchaser. For purposes of this Section 9.3(b)(i), all references to “10%” in the definition of “Acquisition Transaction” will be deemed to be references to “25%.”

(ii) If this Agreement is (x) validly terminated pursuant to Section 9.1(f) (Company Board Recommendation Change) or (y) validly terminated pursuant to Section 9.1(d) (Requisite Stockholder Approvals), Section 9.1(c) (Termination Date) or Section 9.1(h) (Other Transactions) at a time when this Agreement may be terminated pursuant to Section 9.1(f) (Company Board Recommendation Change), then the Company must promptly (and in any event within two Business Days) following such termination pay, or cause to be paid, to the Purchaser the Company Termination Fee by wire transfer of immediately available funds to an account or accounts designated in writing by the Purchaser.

(iii) If this Agreement is (x) validly terminated pursuant to Section 9.1(d) (Requisite Stockholder Approvals) or (y) validly terminated pursuant to Section 9.1(h) (Other Transactions) at a time when this Agreement may be terminated pursuant to Section 9.1(d) (Requisite Stockholder Approvals), then the Company must, prior to or concurrently with such termination, reimburse the Purchaser for an amount not to exceed $500,000 for the Purchaser’s reasonable, documented out-of-pocket expenses incurred in connection with this Agreement and the transactions contemplated hereby (collectively, the “Expense Reimbursement”).

(c) Single Payment Only. The Parties acknowledge and agree that in no event will the Company be required to pay the Company Termination Fee or Expense Reimbursement, as applicable, on more than one occasion, whether or not the Company Termination Fee or Expense Reimbursement, as applicable, may be payable pursuant to more than one provision of this Agreement at the same or at different times and upon the occurrence of different events. Notwithstanding anything to the contrary herein, the Purchaser’s receipt of the Expense Reimbursement shall not act as a waiver of the Company’s obligation to pay the Company Termination Fee pursuant to Section 9.3(b)(i).

(d) Payments; Default. The Parties acknowledge that the agreements contained in this Section 9.3 are an integral part of the Transaction, and that the damages resulting from the termination of this Agreement under circumstances where the Company Termination Fee or Expense Reimbursement is payable are uncertain and incapable of accurate calculation and that, without these agreements, the Parties would not enter into this Agreement, and, therefore, the Company Termination Fee or Expense Reimbursement, if, as and when required pursuant to this Section 9.3, shall not constitute a penalty, but rather liquidated damages, and in a reasonable amount that will compensate the Party receiving such amount in the circumstances in which it is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Transaction. Accordingly, if the Company fails to promptly pay any amount due pursuant to Section 9.3(b) and, in order to obtain such payment, the Purchaser commences a Legal Proceeding that results in a judgment against the Company for the amount set forth in Section 9.3(b) or any portion thereof, the Company will pay to the Purchaser its out-of-pocket costs and expenses (including reasonable attorneys’ fees) in connection with such Legal Proceeding, together with interest on such amount or portion thereof at the annual rate of 5% plus the prime rate as published in The Wall Street Journal in effect on the date that such payment or portion thereof was required to be made through the date that such payment or portion thereof was actually received, or a lesser rate that is the maximum permitted by applicable Law (the “Recovery Costs”).

(e) Exclusivity of Remedies.

(i) Notwithstanding anything in this Agreement to the contrary, but subject to the last sentence of Section 9.3(c) and Section 9.3(d), in the event the Company Termination Fee and Expense Reimbursement to the extent owed described in Section 9.3(b) is paid to the Purchaser or its respective designees, such Company Termination Fee and Expense Reimbursement to the extent owed shall constitute the sole and exclusive remedy of the Purchaser against (A) the Company, its Subsidiaries and each of their respective Affiliates; and (B) the former, current and future holders of any equity, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders and assignees of each of the Company, its Subsidiaries and each of their respective Affiliates (collectively, the “Company Related Parties”) for any loss suffered as a result of the failure of the transactions contemplated by this Agreement or any agreement executed in connection herewith to be consummated, and upon payment of the Company Termination Fee and Expense Reimbursement to the extent owed none of the Company Related Parties shall have any further liability or obligation relating to or arising out of this Agreement, any agreement executed in connection herewith (including the Equity Commitment Letter) or the transactions contemplated hereby and thereby (except that the Parties (or their Affiliates) will remain obligated with respect to, and the Purchaser may be entitled to remedies with respect to, the Confidentiality Agreement, Section 9.3(a) and Section 9.3(d), as applicable), other than for Fraud. The Parties hereto acknowledge and agree that, subject to the last sentence of Section 9.3(c), in no event shall the Company be required to pay the Company Termination Fee and Expense Reimbursement to the extent owed on more than one occasion, whether or not the Company Termination Fee and Expense Reimbursement to the extent owed may be payable under more than one provision of this Agreement at the same or at different times or for the occurrence of different events. Notwithstanding anything herein to the contrary, the Parties acknowledge and agree that, other than in the case of Fraud, in no event will the Company or any of its Subsidiaries have liability for monetary damages (including monetary damages in lieu of specific performance) in the aggregate in excess of the amount of the sum of the Company Termination Fee, Expense Reimbursement, and Recovery Costs to the extent owed (less any portion thereof that has been paid).

(ii) Notwithstanding anything to the contrary in this Agreement but subject to Section 9.3(e)(iii), if the Purchaser breaches this Agreement (whether such breach is intentional and material, unintentional, willful or otherwise) or fails to perform hereunder (whether such failure is intentional and material, unintentional, willful or otherwise), the Company’s right to: (A) seek an injunction, specific performance or other equitable relief in accordance with the terms and limitations of Section 10.8(b); or (B) terminate this Agreement and seek money damages from the Purchaser in the event of willful and material breach of this Agreement by the Purchaser prior to termination, shall be the sole and exclusive remedies (whether such remedies are sought in equity or at law, in contract, in tort or otherwise) of the Company and the Company Related Parties against (1) the Purchaser, its Subsidiaries and each of their respective Affiliates; and (2) the former, current and future holders of any equity, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders and assignees of the Purchaser, its Subsidiaries and their respective Affiliates (collectively, the “Purchaser Related Parties”) for any losses, damages, costs, expenses, obligations or liabilities arising out of or related to this Agreement (or any breach of any representation, warranty, covenant, agreement or obligation contained herein), the transactions contemplated by this Agreement (or any failure of such transactions to be consummated), the Equity Commitment Letter, the financing contemplated therein (or any failure of such financing to be consummated), or in respect of any oral representations made or alleged to be made in connection with this Agreement, the transactions contemplated herein or therein or otherwise (except that the Parties (or their Affiliates) will remain obligated with respect to, and the Company and its Subsidiaries may be entitled to remedies with respect to, the Confidentiality Agreement, Section 9.3(a) and Section 9.3(d)).

(iii) While each of the Company and the Purchaser may pursue a grant of specific performance in accordance with Section 10.8(b), under no circumstances shall the Company or the Purchaser be permitted or entitled to receive both (A) a grant of specific performance that results in the Closing occurring and (B) any money damages (including the Company Termination Fee and Expense Reimbursement, as applicable).

9.4 Amendment. Subject to applicable Law and subject to the other provisions of this Agreement, this Agreement may be amended by the Parties at any time by execution of an instrument in writing signed on behalf of the Purchaser and the Company (pursuant to authorized action by the Company Board (or a committee thereof)), except that in the event that the Company has received the Requisite Stockholder Approvals, no amendment may be made to this Agreement that requires the approval of the Company Stockholders pursuant to the NASDAQ rules without such approval. Notwithstanding the foregoing, (a) no Transaction Document shall be amended or waived in any manner that would impair, impede or materially delay the consummation of any Other Transaction (or terminated (other than a termination (excluding a termination due to mutual agreement) in accordance with its terms)) without the prior written consent of the applicable Other Purchaser and (b) any amendment or waiver that expands the rights or limits the obligations or liabilities of the Purchaser hereunder shall, at each Other Purchaser’s option, be deemed to be made with respect to the applicable Other Purchase Agreement and apply to such Other Purchaser. In furtherance of the preceding sentence, the Company shall provide prompt written notice to the Other Purchasers of any amendment or waiver of this Agreement. Each Other Purchaser is an express third-party beneficiary of the prior two sentences of this Section 9.4.

9.5 Extension; Waiver. At any time and from time to time prior to the Closing, either Party may, to the extent legally allowed and except as otherwise set forth herein: (a) extend the time for the performance of any of the obligations or other acts of the other Party, as applicable; (b) waive any inaccuracies in the representations and warranties made to such Party contained herein or in any document delivered pursuant hereto; and (c) subject to the requirements of applicable Law, waive compliance with any of the agreements or conditions for the benefit of such Party contained herein. Any agreement on the part of either Party to any such extension or waiver will be valid only if set forth in an instrument in writing signed by such Party. Any delay in exercising any right pursuant to this Agreement will not constitute a waiver of such right.

ARTICLE X

GENERAL PROVISIONS

10.1 Notices. All notices and other communications hereunder must be in writing and will be deemed to have been duly delivered and received hereunder: (a) four Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid; (b) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; or (c) immediately upon delivery by electronic mail or by hand (with a written or electronic confirmation of delivery), in each case to the intended recipient as set forth below (provided that any notice sent pursuant to clauses (a) or (b) shall be accompanied by notice sent by email within one Business Day after dispatch by such method):

(i)	if to the Purchaser to:

Cerberus Capital Management, L.P.

875 Third Avenue

New York, NY 10022

Attn: Alexander Benjamin; Jacob Hansen

Email: ABenjamin@cerberus.com

            JHansen@cerberusoperations.com

with a copy (which will not constitute notice) to:

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, NY 10017

Attn: William J. Chudd

Email: william.chudd@davispolk.com

(ii) if to the Company (prior to the Closing) to:

comScore, Inc.

11950 Democracy Drive, Suite 600

Reston, Virginia 20190

Attn: Ashley Wright

Email: awright@comscore.com

with a copy (which will not constitute notice) to:

Vinson & Elkins LLP

1114 Avenue of the Americas

32nd Floor

New York, NY 10036

Attn: John Kupiec

          Lawrence Elbaum

Email: jkupiec@velaw.com

            lelbaum@velaw.com

Any notice received at the addressee’s location on any Business Day after 5:00 p.m., addressee’s local time, or on any day that is not a Business Day will be deemed to have been received at 9:00 a.m., addressee’s local time, on the next Business Day. From time to time, either Party may provide notice to the other Party of a change in its address or e-mail address through a notice given in accordance with this Section 10.1, except that that notice of any change to the address or any of the other details specified in or pursuant to this Section 10.1 will not be deemed to have been received until, and will be deemed to have been received upon, the later of the date (A) specified in such notice or (B) that is five Business Days after such notice would otherwise be deemed to have been received pursuant to this Section 10.1.

10.2 Tax Matters.

(a) Withholding. The Company agrees that, provided that the Purchaser delivers to the Company a properly executed IRS Form W-9 certifying as to the complete exemption from backup withholding of the Purchaser (or, if the Purchaser is a disregarded entity for U.S. federal income Tax purposes, its regarded owner), under current Law the Company (including any paying agent of the Company) shall not be required to, and shall not, deduct or withhold Taxes on any payments or deemed payments to the Purchaser. In the event that the Purchaser fails to deliver to the Company such properly executed IRS Form W-9, the Company reasonably believes that a previously delivered IRS Form W-9 is no longer accurate and/or valid, or there is a change in Law that affects the withholding obligations of the Company, the Company and its paying agent shall be entitled to deduct or withhold on all applicable payments made to the Purchaser in the form of cash such Tax amounts as the Company reasonably determines are required to be deducted or withheld therefrom under any provision of applicable Law (and, to the extent such amounts are paid to the relevant taxing authority in accordance with applicable Law, such amounts will be treated for all purposes of this Agreement as having been paid to the Person in respect of which such withholding was made); provided, that if the Company determines that an amount is required to be deducted or withheld on any payment with respect to the Purchaser, the Company shall provide reasonable prior notice to the Purchaser in writing of its intent to deduct or withhold Taxes on such payment and will reasonably cooperate with the Purchaser in obtaining any available exemption or reduction of such withholding.

(b) Transfer Taxes. The Company shall pay any and all Transfer Taxes due on (i) the issue of the Purchased Shares and (ii) the issue of shares of Company Common Stock upon conversion of the Purchased Shares. However, the Company shall not be required to pay any Transfer Tax that may be payable in respect of the issue or delivery (or any transfer involved in the issue or delivery) of Purchased Shares or shares of Company Common Stock issued upon conversion of the Purchased Shares to a beneficial owner other than the initial beneficial owner of the Purchased Shares, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Company the amount of any such Transfer Tax or has established to the satisfaction of the Company that such Transfer Tax has been paid or is not payable.

(c) Intended Tax Treatment. The Purchaser and the Company agree not to treat the Series B Preferred Stock (based on the terms set forth in the Certificate of Designations) as “preferred stock” for purposes of Section 305 of the Code and the Treasury Regulations promulgated thereunder, and, as a consequence, neither the Annual Dividends nor the Special Dividend accruing on the Series B Preferred Stock nor any difference between the purchase price paid for the Series B Preferred Stock and the Liquidation Preference (as defined in the Certificate of Designations) thereof will, by reason of Section 305(b)(4) of the Code or Treasury Regulations Section 1.305-5, be treated as a distribution of property until paid in cash. The Company and the Purchaser (and their respective Affiliates) shall file all Tax Returns in a manner consistent with the foregoing intended Tax treatment and shall not take any Tax position that is inconsistent with such intended Tax treatment except in connection with, or as required by, any of the following: (w) a change in relevant Law occurring after the Closing Date, (x) after the Closing Date, the promulgation of relevant final U.S. Treasury Regulations addressing instruments similar to the Series B Preferred Stock (from and after the effective date of such regulations), (y) an amendment to the terms of the Certificate of Designations or (z) a “determination” within the meaning of section 1313(a) of the Code.

10.3 Assignment. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder, by operation of Law or otherwise, without the prior written approval of the other Party, except that the Purchaser will have the right to assign all or any portion of its rights and obligations pursuant to this Agreement from and after the Closing to any of its Affiliates or in connection with a merger or consolidation involving the Purchaser or other disposition of all or substantially all of the assets of the Purchaser, it being understood that, such assignment will not (i) relieve the Purchaser of any of its obligations under this Agreement, (ii) affect the obligations of the parties to the Equity Commitment Letter or (iii) impede or delay the consummation of the Transaction. Subject to the preceding sentence, this Agreement will be binding upon and will inure to the benefit of, and be enforceable by, the Parties and their respective successors and permitted assigns. Notwithstanding the foregoing, the provisions of Section 10.2(a) shall apply in respect of any transferee mutatis mutandis. No assignment by either Party will relieve such Party of any of its obligations hereunder. Any purported assignment of this Agreement without the consent required by this Section 10.3 is null and void.

10.4 Confidentiality. The Company and the Purchaser hereby acknowledge that the Company and the Purchaser have previously executed a Non-Disclosure Agreement, dated May 12, 2020 (the “Confidentiality Agreement”), which will continue in full force and effect in accordance with its terms. The Purchaser and its Representatives will hold and treat all documents and information concerning the Company and its Subsidiaries furnished or made available to the Purchaser or its Representatives in connection with the Transaction in accordance with the Confidentiality Agreement.

10.5 Entire Agreement. This Agreement and the documents and instruments and other agreements between the Parties as contemplated by or referred to herein, including the Confidentiality Agreement, the Equity Commitment Letter and the Company Disclosure Letter, constitute the entire agreement between the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof. Notwithstanding anything to the contrary in this Agreement, the Confidentiality Agreement will: (a) not be superseded; (b) survive any termination of this Agreement; and (c) continue in full force and effect until the earlier to occur of the Closing and the date on which the Confidentiality Agreement expires in accordance with its terms or is validly terminated by the parties thereto.

10.6 Third Party Beneficiaries. Unless expressly set forth herein, this Agreement is not intended to and shall not confer any rights or remedies upon any person other than the Parties, their respective successors and permitted assigns and any Indemnified Party hereunder.

10.7 Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties. Upon such a determination, the Parties agree to negotiate in good faith to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision. If any provision of this Agreement is so broad as to be unenforceable, such provision will be interpreted to be only so broad as it is enforceable.

10.8 Remedies.

(a) Remedies Cumulative. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by Law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. Notwithstanding anything else to the contrary herein, although the Company may pursue both a grant of specific performance and monetary damages, under no circumstances will the Company be permitted or entitled to receive both a grant of specific performance that results in the occurrence of the Closing and monetary damages (including any monetary damages in lieu of specific performance). Except as set forth in the foregoing sentence, the Parties agree that (i) by seeking the remedies provided for in this Section 10.8, a Party shall not in any respect waive its right to seek any other form of relief that may be available to a party under this Agreement and (ii) nothing set forth in this Section 10.8 shall require any Party hereto to institute any legal action or claim for (or limit any Party’s right to institute any legal action or claim for) injunctive relief or specific performance under this Section 10.8 prior or as a condition to exercising any termination right under Article IX (and pursuing damages after such termination), nor shall the commencement of any legal action or claim pursuant to this Section 10.8 or anything set forth in this Section 10.8 restrict or limit any Party’s right to terminate this Agreement in accordance with the terms of Article IX or pursue any other remedies under this Agreement or applicable Law that may be available then or thereafter.

(b) Specific Performance.

(i) The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the Parties do not perform the provisions of this Agreement (including any Party failing to take such actions as are required of it hereunder in order to consummate this Agreement) or the Equity Commitment Letter in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that: (A) the Parties will be entitled, in addition to any other remedy to which they are entitled at Law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement and the Equity Commitment Letter in accordance with its specified terms and to enforce specifically the terms and provisions hereof and, in the case of the Equity Commitment Letter, to cause the Purchaser to enforce the Equity Commitment Letter; (B) the provisions of Section 9.3 are not intended to and do not adequately compensate the Company, on the one hand, or the Purchaser, on the other hand, for the harm that would result from a breach of this Agreement, and will not be construed to diminish or otherwise impair in any respect any Party’s right to an injunction, specific performance and other equitable relief; and (C) the right of specific enforcement (including, without limitation, specific performance of the Parties’ obligations to effect the Closing) is an integral part of the Transaction and without that right, neither the Company nor the Purchaser would have entered into this Agreement.

(ii) The Parties agree not to raise any objections based on the adequacy of legal remedies or the enforceability of this Section 10.8 to: (A) the granting of an injunction, specific performance or other equitable relief to prevent or restrain breaches or threatened breaches of this Agreement by the Company, on the one hand, or the Purchaser, on the other hand; and (B) the specific performance of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants, obligations and agreements of the Purchaser pursuant to this Agreement. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement will not be required to provide any bond or other security in connection with such injunction or enforcement, and each Party irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security.

(iii) Notwithstanding anything to the contrary in this Agreement, if prior to the Termination Date any Party initiates a Legal Proceeding against the other Party to enforce specifically the other Party’s obligation to consummate the Transaction if and when required to do so pursuant to Section 2.2, then the Termination Date will be automatically extended by: (A) the amount of time during which such Legal Proceeding is pending plus five Business Days; or (B) such other time period established by the court presiding over such Legal Proceeding.

10.9 Governing Law. This Agreement and all actions, proceedings or counterclaims (whether based on contract, tort or otherwise) arising out of or relating to this Agreement, any transaction contemplated hereby or the actions of the Purchaser or the Company in the negotiation, administration, performance and enforcement thereof, shall be governed by, and construed in accordance with the Laws of the State of Delaware, including its statute of limitations, without giving effect to any choice or conflict of Laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

10.10 Consent to Jurisdiction. Each of the Parties: (a) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any Legal Proceeding relating to the Transaction, for and on behalf of itself or any of its properties or assets, in accordance with Section 10.1 or in such other manner as may be permitted by applicable Law, and nothing in this Section 10.10 will affect the right of any Party to serve legal process in any other manner permitted by applicable Law; (b) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, solely if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any other state or federal court within the State of Delaware) (the “Chosen Courts”) in the event of any dispute or controversy relating to or arising out of this Agreement or the transactions contemplated hereby or thereby; (c) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (d) agrees that any Legal Proceeding relating to or arising out of this Agreement or the transactions contemplated hereby or thereby will be brought, tried and determined only in the Chosen Courts; (e) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (f) agrees that it will not bring any Legal Proceeding relating to or arising out of this Agreement or the transactions contemplated hereby or thereby in any court other than the Chosen Courts unless the Chosen Courts issue a final judgment determining that such court lacks jurisdiction. The Purchaser and the Company agree that a final judgment and any interim relief (whether equitable or otherwise) in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

10.11 WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE EQUITY COMMITMENT LETTER, THE EQUITY FINANCING OR THE TRANSACTION. EACH PARTY ACKNOWLEDGES AND AGREES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (iii) IT MAKES THIS WAIVER VOLUNTARILY; AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.11.

10.12 No Recourse. All claims, obligations, liabilities, or causes of action (whether in contract or in tort, in law or in equity, or granted by statute) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to this Agreement, or the negotiation, execution, or performance of this Agreement (including any representation or warranty made in, in connection with, or as an inducement to, this Agreement), may be made only against (and such representations and warranties are those solely of) the Persons that are expressly identified as parties in the preamble to this Agreement (the “Contracting Parties”). No Person who is not a Contracting Party, including any current, former or future director, officer, employee, incorporator, member, partner, manager, stockholder, Affiliate, agent, attorney, Representative or assignee of, and any financial advisor or lender to, any Contracting Party, or any current, former or future director, officer, employee, incorporator, member, partner, manager, stockholder, Affiliate, agent, attorney, Representative or assignee of, and any financial advisor or lender to, any of the foregoing (collectively, the “Nonparty Affiliates”), shall have any liability (whether in contract or in tort, in law or in equity, or granted by statute) for any claims, causes of action, obligations, or liabilities arising under, out of, in connection with, or related in any manner to this Agreement or based on, in respect of, or by reason of this Agreement or its negotiation, execution, performance, or breach, and, to the maximum extent permitted by applicable Law, each Contracting Party hereby waives and releases all such liabilities, claims, causes of action, and obligations against any such Nonparty Affiliates. Without limiting the foregoing, to the maximum extent permitted by applicable Law: (a) each Contracting Party hereby waives and releases any and all rights, claims, demands, or causes of action that may otherwise be available at law or in equity, or granted by statute, to avoid or disregard the entity form of a Contracting Party or otherwise impose liability of a Contracting Party on any Nonparty Affiliate, whether granted by statute or based on theories of equity, agency, control, instrumentality, alter ego, domination, sham, single business enterprise, piercing the veil, unfairness, undercapitalization, or otherwise; and (b) each Contracting Party disclaims any reliance upon any Nonparty Affiliates with respect to the performance of this Agreement or any representation or warranty made in, in connection with, or as an inducement to this Agreement. Notwithstanding anything to the contrary in this Section 10.12, nothing in this Section 10.12 shall be deemed to limit any liabilities or obligations of, or claims against, (x) any party to any other Transaction Document or serve as a waiver of any right on the part of any party to such other Transaction Document to initiate any Legal Proceedings permitted by, pursuant to, and in accordance with the specific terms of such other Transaction Document or (y) any Person in respect of Fraud.

10.13 Company Disclosure Letter References. The Parties agree that the disclosure set forth in any particular Section or subsection of the Company Disclosure Letter will be deemed to be an exception to (or, as applicable, a disclosure for purposes of): (a) the representations and warranties (or covenants, as applicable) of the Company that are set forth in the corresponding Section or subsection of this Agreement; and (b) any other representations and warranties (or covenants, as applicable) of the Company that are set forth in this Agreement, but in the case of this clause (b) only if the relevance of that disclosure as an exception to (or a disclosure for purposes of) such other representations and warranties (or covenants, as applicable) is reasonably apparent on the face of such disclosure.

10.14 Counterparts. This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Any such counterpart, to the extent delivered by fax or .pdf, .tif, .gif, .jpg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

[Signature pages follow.]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first written above.

PINE INVESTOR, LLC

By: Its sole member, Cerberus Corporate Credit Fund, L.P.

By: Its general partner, Cerberus Corporate Credit Associates, LLC

By:	/s/ Alexander D. Benjamin
Name:	Alexander D. Benjamin
Title:	Senior Managing Director

COMSCORE, INC.

By:	/s/ Greg Fink
Name:	Greg Fink
Title:	CFO

[Signature Page to

Series B Convertible Preferred Stock Purchase Agreement]

EXHIBITS A-G

[See pages B-85 to B-209]

Annex E

Execution Version

AGREEMENT

This Agreement (this “Agreement”) is made and entered into as of January 7, 2021, by and among comScore, Inc. (the “Company”) and the other entities set forth on the signature pages hereto (each, a “Holder” and collectively, the “Holder”). The Company and the Holders are each sometimes referred to herein, individually, as a “Party” and, collectively, as the “Parties.”

RECITALS

WHEREAS, the Holders hold all of the outstanding Senior Secured Convertible Notes of the Company (as amended, the “Notes”);

WHEREAS, concurrently with the execution and delivery of this Agreement, the Company is entering into separate Series B Convertible Preferred Stock Purchase Agreements (collectively, the “Purchase Agreements”) with each of Charter Communications Holding Company, LLC, Qurate Retail, Inc. and Pine Investor, LLC (collectively, the “Investors”) in the forms attached hereto as Exhibit A, Exhibit B and Exhibit C, respectively, pursuant to which the Investors will purchase shares of Series B Convertible Preferred Stock, par value $0.001 per share, of the Company pursuant to the terms and subject to the conditions set forth in the Purchase Agreements (the “Preferred Stock” and the transactions contemplated by the Purchase Agreements, the “Transactions”);

WHEREAS, in compliance with Section 16 of the Notes, the Company and the Holders, which together represent the Required Holders (as defined in the Notes), desire to enter into this Agreement with respect to the Notes, which Agreement includes the waiver and amendment of certain provisions contained therein;

WHEREAS, this Agreement shall be binding on current and future holders of all Notes as of the execution and delivery of this Agreement by the Company and the Holders (such time, the “Effective Time”).

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound hereby, agree as follows:

1. Definitions. Unless otherwise specified herein, all capitalized terms used and not defined herein shall have the meanings ascribed to them in the Notes.

2. Prepayment.

2.1 In connection with, and contemporaneously with, the closing of the Transactions (the “Closing”), the Company shall pay, or direct the Investors to pay out of the proceeds of the Transactions, to the Holders an amount of cash representing the sum of (x) the amount set forth opposite such Holder’s name in column (2) of Exhibit D attached hereto, (y) any accrued and unpaid Interest as of the date of the Closing (the “Closing Date”) with respect to the Notes held by such Holders immediately prior to the Closing (including any Notes converted pursuant to the Closing Conversion (as defined below)) and (z) any accrued and unpaid Late Charges with respect to such Principal and Interest on such Notes as of the Closing Date, by wire transfer of immediately available funds in accordance with wiring instructions set forth opposite such Holder’s name in column (3) of Exhibit D attached hereto (the “Prepayment Consideration”); provided, however, that, to the extent permitted under the terms of the Notes, the Company may elect, in its sole discretion, to pay any accrued and unpaid Interest on the Notes, in whole or in part, in Interest Shares (calculated in accordance with the terms of the Notes) and any such Interest Shares shall be deemed “Closing Shares” for all purposes of this Agreement. In the event the Company elects to pay any such Interest Shares, the Company shall provide the Holders at least ten (10) Trading Days’ prior written notice of the Closing Date and the Closing Date shall be deemed an Interest Date for purposes of determining the related Interest Conversion Price . Subject to the Holders’ right to convert the Notes prior to Closing pursuant to the Closing Conversion, upon receipt by the Holders of the Prepayment Consideration on the Closing Date, and in consideration thereof, (i) the Securities Purchase Agreement, the Security Documents, the Notes and any other Transaction Documents still in effect shall be automatically terminated, cancelled and of no further force and effect and each of the Company, the Holders and the Collateral Agent shall have no further obligations, duties, commitments or responsibilities in connection with the Securities Purchase Agreement, the Security Documents, the Notes or any other Transaction Documents still in effect, (ii) all security interests, liens, mortgages, assignments or other encumbrances that Collateral Agent or any Holder has or may have against the assets of the Company and any Subsidiaries of the Company or against any other assets securing the Notes, shall automatically and irrevocably terminate and be of no further force or effect, (iii) the Notes shall be discharged and satisfied, and (iv) each of the Securities Purchase Agreement, the Security Documents, the Notes and any other Transaction Documents still in effect shall terminate and have no further force or effect. The transactions described in this Section 2 are to be referred to hereinafter as the “Prepayment.” For the avoidance of doubt, the amount of the Prepayment Consideration shall not be reduced as a result of the Closing Conversion.

2.2 The Company shall provide at least three (3) Business Days’ prior written notice of the anticipated Closing Date. Prior to the Closing, the Holders shall be permitted to exercise their conversion rights under the Notes, and any such shares shall be deemed Closing Shares (as defined below) for purposes hereof; provided that the Holders hereby agree not to convert any of the outstanding and unpaid Conversion Amount into more than an aggregate amount of 3,150,000 shares of common stock, par value $0.001 per share of the Company (“Common Stock”) (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction relating to the Common Stock after the date hereof) (any such conversion, the “Closing Conversion”). Each Holder shall be expressly permitted to deliver a Conversion Notice with respect to the Closing Conversion to the Company at any time prior to the Closing and to condition the Closing Conversion upon the occurrence of the Closing.

2.3 Notwithstanding anything in the Securities Purchase Agreement, the Security Documents, the Notes or any other Transaction Documents, to the extent that the Prepayment or any other transaction contemplated by this Agreement would not be permitted by the terms of the Securities Purchase Agreement, the Security Documents, the Notes or any other Transaction Documents still in effect, by their signature below, the Holders, in all requisite capacities, do hereby consent to the Prepayment and the other transactions contemplated by this Agreement, subject only to the receipt of the Prepayment Consideration and the Closing Conversion, all in accordance with the terms of this Agreement.

2.4 At least two (2) Business Days prior to the Closing Date, the Holders shall deliver to the Company a duly executed payoff letter evidencing the payoff of all outstanding Principal, any accrued and unpaid Interest and any unpaid Late Charges on such Principal and Interest under, and the release of any liens and encumbrances in respect of, the Notes and the termination of any guarantees or similar obligations (in each case, in accordance therewith), subject only to the receipt of the Prepayment Consideration on the Closing Date and the Closing Conversion, in the form attached hereto as Exhibit E.

2.5 Notwithstanding anything herein to the contrary, the Interest payable with respect to the Interest Date of January 4, 2021 shall be made pursuant to the terms and conditions of the Notes as modified by that certain Side Letter dated as of December 26, 2020 by and among the Parties (the “Side Letter”).

3. Company Covenant. The Company agrees that on or before 5:30 p.m., New York City time, on the first Business Day after this Agreement has been executed (the “Disclosure Time”), the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by this Agreement and the Purchase Agreements and any other material, nonpublic information that the Company has provided to any Holder or any of its Affiliates at any time prior to the date hereof in a form as would be required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and attaching this Agreement, the Purchase Agreements and any material exhibit attached to the Purchase Agreements ( the “8-K Filing”). From and after the filing of the 8-K Filing, no Holder nor any of its Affiliates shall be in possession of any material, non-public information received from the Company or any of its officers, directors, employees, Affiliates or agents. In addition, effective upon the earlier of the Disclosure Time and the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, including any agreement or acknowledgement restricting purchases or sales of securities relating to the possession of material non-public information, whether written or oral with Company, any of its Subsidiaries or any of their respective officers, directors, Affiliates, employees or agents, on the one hand, and any Holder or any of its Affiliates, on the other hand, including, without limitation, that certain Confidentiality Agreement dated as of December 26, 2020 by and between the Company and Starboard Value LP (as amended, the “Confidentiality Agreement”), shall terminate and be of no further force or effect; provided that, for the avoidance of doubt, the foregoing shall not be deemed to terminate any obligations set forth in the Confidentiality Agreement, including any “standstill” or similar obligations, other than such confidentiality or similar obligations. From and after the date hereof, the Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, Affiliates, employees and agents, not to, provide any Holder with any material, nonpublic information regarding the Company or any of its Subsidiaries without the express prior written consent of such Holder. To the extent that the Company delivers any material, non-public information to a Holder without such Holder’s express prior written consent, the Company hereby covenants and agrees that such Holder shall not have any duty of confidentiality to the Company, any of its Subsidiaries or any of their respective officers, directors, employees, Affiliates or agents with respect to, or a duty to the Company, any of its Subsidiaries or any of their respective officers, directors, employees, Affiliates or agents not to trade on the basis of, such material, non-public information. The Company understands and confirms that the Holders and its Affiliates will rely on the foregoing representations in effecting transactions in securities of the Company.

4. Restrictions on Transfer.

4.1 Each Holder agrees not to, without the prior written consent of the Board, directly or indirectly, (i) transfer, sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of any shares of Common Stock beneficially owned by the Holders as of the Closing Date (the “Closing Shares”), (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of such Closing Shares, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii) (the actions specified collectively in clauses (i) – (ii), a “Transfer”), in each case, to (A) any Person (other than a Holder or any of its Affiliates, as of the date hereof) that has been identified on the most recent “SharkWatch 50” list, or any publicly disclosed Affiliate funds of such Person, (B) a Person set forth on Schedule 1 attached hereto or (C) a Person set forth on Schedule 2 attached hereto, in each case, to the extent that the identity of the transaction counterparty can be reasonably ascertained and such Person meets the applicable definition thereof to such Holder’s knowledge after reasonable inquiry (excluding (x) any block trade in which a broker-dealer will attempt to sell the shares to a third-party as agent or other similar transactions with a financial intermediary, (y) any Transfers into the public market pursuant to a bona fide, broadly distributed underwritten public offering or (z) Transfers through a bona fide sale to the public, which is not directed at a particular transferee, without registration effectuated pursuant to Rule 144). Each Holder further agrees not to, without the prior written consent of the Board, directly or indirectly, Transfer the Notes prior to the valid termination of this Agreement.

4.2 Any attempt to Transfer in violation of the terms of Section 4.1 above shall be null and void ab initio and no right, title or interest therein or thereto shall be transferred to the purported transferee. The Company will not give, and will not permit the Company’s transfer agent to give, any effect to such attempted Transfer on its records.

4.3 The restrictions on transfer set forth in any Purchase Agreement or agreement entered into in connection with any Purchase Agreement (a “Purchase Document”) are not more advantageous to the Investors than the transfer restriction set forth in this Section 4. If, and whenever on or after the date hereof, in the event the transfer restrictions contained in any Purchase Document is amended, modified or waived, then (i) the Company shall provide notice thereof to the Holders as promptly as practicable following the occurrence thereof and (ii) the terms and conditions of this Section 4 shall be, without any further action by any Holder or the Company, automatically amended and modified in an economically equivalent manner such that the Holders shall receive the benefit of such more favorable terms and/or conditions (as the case may be). Notwithstanding the foregoing, the Company agrees, at its expense, to take such other actions (such as entering into amendments to this Agreement) as any Holder may reasonably request to further effectuate the foregoing. The provisions of this paragraph shall apply similarly and equally to each Purchase Document or each amendment thereto.

5. Standstill.

5.1 Each Holder agrees that, from the date hereof to the date that is twelve (12) months following the Closing Date (the “Standstill Period”), none of it or its Affiliates under its control (or anyone acting on behalf of or at the direction of any of such Persons) will, directly or indirectly, do any of the following unless requested or approved in advance in writing by the Company:

i.

engage in any solicitation of proxies or consents or become a “participant” in a “solicitation” (as such terms are defined in Regulation 14A under the Exchange Act) of proxies or consents (including, without limitation, any solicitation of consents that seeks to call a special meeting of stockholders), in each case, with respect to securities of the Company;

ii.

form, join or in any way participate in any “group” (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to the Common Stock (other than a “group” that includes all or some of the entities or persons identified on Exhibit F, but does not include any other entities or persons not identified on Exhibit F as of the date hereof); provided, however, that nothing herein shall limit the ability of an Affiliate of a Holder to join the “group” following the execution of this Agreement, so long as any such Affiliate agrees to be bound by the terms and conditions of this Agreement;

iii.

deposit any Common Stock in any voting trust or subject any Common Stock to any arrangement or agreement with respect to the voting of any Common Stock, other than any such voting trust, arrangement or agreement solely among the members of the Holders and otherwise in accordance with this Agreement;

iv.

seek, or knowingly encourage any Person, to submit nominations in furtherance of a “contested solicitation” for the election or removal of directors with respect to the Company or seek, encourage or take any other action with respect to the election or removal of any directors;

v.

(A) make any proposal for consideration by stockholders at any annual or special meeting of stockholders of the Company, (B) make any offer or proposal (with or without conditions) with respect to any merger, acquisition, recapitalization, restructuring, disposition or other business combination involving the Holders or their controlled Affiliates and the Company, (C) affirmatively solicit a third party to make an offer or proposal (with or without conditions) with respect to any merger, acquisition, recapitalization, restructuring, disposition or other business combination involving the Company, or publicly encourage, initiate or support any third party in making such an offer or proposal, (D) publicly comment on any third party proposal regarding any merger, acquisition, recapitalization, restructuring, disposition, or other business combination with respect to the Company by such third party prior to such proposal becoming public or (E) call or seek to call a special meeting of stockholders;

vi.	seek, alone or in concert with others, representation on the Board;

vii.

knowingly seek to advise, encourage, support or influence any person or entity with respect to the voting or disposition of any securities of the Company at any annual or special meeting of stockholders, except in accordance with this Agreement; or

viii.

make any request or submit any proposal to amend the terms of this Agreement other than through non-public communications with the Company that would not be reasonably determined to trigger public disclosure obligations for any Party.

6. Support.

6.1 Each Holder hereby irrevocably and unconditionally agrees that at any meeting of stockholders of the Company held for the purpose of approving the Transaction on or prior to July 1, 2021, such Holder shall appear at such meeting or otherwise cause all shares of Common Stock beneficially then owned and entitled to be voted by such Holder, if any (the “Subject Shares”) to be counted as present at such meeting for the purpose of establishing a quorum and vote or execute consents with respect to (or cause to be voted or consents to be executed with respect to) all Subject Shares beneficially owned and entitled to be voted by such Holder as of the applicable record date, if any, in favor of the approval of the Transaction and any other related proposals presented by the Company at such meeting necessary to complete the Transactions and the other transactions contemplated by the Purchase Agreements (including any proposal to adjourn or postpone such meeting to a later date if there are not sufficient votes for approval of such matters on the date on which the meeting is held), and against any action or agreement that is not recommended by the Board that is presented in order to and would reasonably be expected to materially impede, frustrate, interfere with, delay, discourage, postpone or adversely affect the Transactions and the other transactions contemplated by the Purchase Agreements. Any attempt by a Holder to vote, consent or express dissent with respect to (or otherwise utilize the voting power of) the Subject Shares in contravention of this Section 6.1 shall be void ab initio.

6.2 In addition to the foregoing, each Holder hereby irrevocably and unconditionally agrees that at the Company’s 2021 annual meeting of stockholders and each other annual or special meeting of stockholders of the Company that occurs from the Closing Date until the end of the Standstill Period, such Holder shall appear at such meeting or otherwise cause all Closing Shares beneficially owned and entitled to be voted by such Holder to be counted as present at such meeting for the purpose of establishing a quorum and vote or execute consents with respect to (or cause to be voted or consents to be executed with respect to) all Closing Shares beneficially owned and entitled to be voted by such Holder as of the applicable record date, if any, (A) in favor of all directors nominated by the Board for election, (B) in favor of the ratification of the appointment of the Company’s registered public accounting firm for the fiscal year ended December 31, 2021 (or 2022, as applicable), (C) in accordance with the Board’s recommendation with respect to the Company’s “say-on-pay” proposal and (D) in accordance with the Board’s recommendation with respect to any other Company proposal or stockholder proposal or nomination presented at such meeting; provided, however, that in the event Institutional Shareholder Services Inc. (“ISS”) or Glass Lewis & Co., LLC (“Glass Lewis”) recommends otherwise with respect to the Company’s “say-on-pay” proposal or any other Company proposal or stockholder proposal presented at such meeting (other than proposals relating to the election of directors), such Holder shall be permitted to vote in accordance with the ISS or Glass Lewis recommendation. Any attempt by a Holder to vote, consent or express dissent with respect to (or otherwise utilize the voting power of) the Closing Shares in contravention of this Section 6.2 shall be void ab initio.

6.3 Each Holder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as the Company may reasonably request to the extent necessary to effectively carry out the transactions contemplated by this Section.

7. Release.

7.1 Effective upon the Closing, each of the Holders, on such Holder’s own behalf and on behalf of each of such Holder’s current, past and future officers, directors, partners, general partners, limited partners, managing directors, members, managers, stockholders, trustees, shareholders, representatives, employees, principals, agents, Affiliates, parents, subsidiaries, joint ventures, predecessors, successors, assigns, beneficiaries, heirs, executors, personal or legal representatives, insurers and attorneys of any of them (collectively, the “Holder Releasing Parties”), (i) agrees that each of the Company and the Company’s Subsidiaries and each of their respective Affiliates (collectively, the “Company Released Parties”) shall not have any liability, obligation or responsibility to any of the Holder Releasing Parties of any kind or nature whatsoever based upon any facts, circumstances, or matters with respect to, or arising out of or related to, the Transactions, the Securities Purchase Agreement, the Security Documents, the Notes and any other Transaction Documents (and any other agreements, arrangements or understandings between the Parties with respect to the foregoing) occurring at or prior to the Closing, in each case whether absolute or contingent, liquidated or unliquidated, known or unknown, and (ii) hereby irrevocably and unconditionally releases, waives and discharges each of the Company Released Parties from any and all obligations, responsibilities, debts and any other actions, causes of action, suits, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, liabilities, judgments, extents, executions, claims and demands whatsoever, in law, admiralty or equity, which any Holder Released Party ever had, now has or hereafter can, shall or may, have against any Company Released Party for, upon, or by reason of any matter, cause or thing whatsoever, whether known or unknown, at any time in the past until and including the Closing, in each case whether absolute or contingent, liquidated or unliquidated, known or unknown arising out of or relating to the claims described in item (i) of this Section 7.1, with the exception of, for each of items (i) and (ii) of this Section 7.1, with respect to the applicable Company Released Party, any obligations or liabilities under this Agreement, the Side Letter or the Confidentiality Agreement, including the Closing Conversion (the “Company Released Claims”).

7.2 Effective upon the Closing, each Holder Releasing Party irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, distributing or causing to be commenced, any litigation, lawsuit or any other proceeding of any kind against any Company Released Party, based on any Company Released Claim.

7.3 Effective upon the Closing, the Company, on behalf of itself and its Subsidiaries and each of their respective current, past and future officers, directors, partners, general partners, limited partners, managing directors, members, managers, stockholders, trustees, shareholders, representatives, employees, principals, agents, Affiliates, parents, subsidiaries, joint ventures, predecessors, successors, assigns, beneficiaries, heirs, executors, personal or legal representatives, insurers and attorneys of any of them (collectively, the “Company Releasing Parties”), (i) agrees that the Holders and each of their respective Affiliates (collectively, the “Holder Released Parties”) shall not have any liability, obligation or responsibility to any of the Company Releasing Parties of any kind or nature whatsoever based upon any facts, circumstances, or matters with respect to, or arising out of or related to, the Transactions, the Securities Purchase Agreement, the Security Documents, the Notes and any other Transaction Documents (and any other agreements, arrangements or understandings between the parties with respect to the foregoing) occurring at or prior to the Closing, in each case whether absolute or contingent, liquidated or unliquidated, known or unknown, and (ii) hereby irrevocably and unconditionally releases, waives and discharges each of the Holder Released Parties from any and all obligations, responsibilities, debts and any other actions, causes of action, suits, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, liabilities, judgments, extents, executions, claims and demands whatsoever, in law, admiralty or equity, which the Company or any Company Subsidiary ever had, now has or hereafter can, shall or may, have against any Holder Released Party for, upon, or by reason of any matter, cause or thing whatsoever, whether known or unknown, at any time in the past until and including the Closing, in each case whether absolute or contingent, liquidated or unliquidated, known or unknown arising out of or relating to the claims described in item (i) of this Section 7.3, with the exception of, for each of items (i) and (ii) of this Section 7.3, with respect to the applicable Holder Released Party, any obligations or liabilities under this Agreement, the Side Letter or the Confidentiality Agreement, including the Closing Conversion (the “Holder Released Claims”).

7.4 Effective upon the Closing, each Company Releasing Party irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, distributing or causing to be commenced, any litigation, lawsuit or any other proceeding of any kind against any Holder Released Party, based on any Holder Released Claim.

8. Effectiveness; Conflicts. The agreements set forth in this Agreement shall become effective as of the Effective Time. In the event of any conflict between: (i) this Agreement, on the one hand; and (ii) the Notes, the Securities Purchase Agreement, the Security Documents, the Side Letter or any other Transaction Document still in effect, on the other hand, this Agreement shall control.

9. Mutual Representations and Warranties. Each Holder, severally and not jointly, represents and warrants to the Company, and the Company represents and warrants to each Holder as of the date hereof and as of the Closing Date that: Such Person is an entity duly organized and validly existing under the laws of the jurisdiction of its formation, has the requisite power and authority to execute and deliver this Agreement and to carry out and perform all of its obligations under the terms of this Agreement; This Agreement has been duly executed and delivered on behalf of such Person, and this Agreement constitutes the valid and legally binding obligation of such Person enforceable against such Person in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies; The execution, delivery and performance by such Person of this Agreement and the consummation by such Person of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Person, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Person is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Person, except in the case of clause (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Person to perform its obligations hereunder.

10. Fees and Expenses. Except as otherwise set forth herein, each Party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such Party.

11. Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each Party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each Party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such Party pursuant to the provisions of Section 13 of this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof to the fullest extent enforceable under applicable law. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

12. Remedies. Any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The Parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that, unless this Agreement has been validly terminated in accordance its terms, the Parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in any of the courts referred to in Section 11, in addition to any other remedy to which they are entitled at law or in equity. Subject to this Section 12, each Party hereby agrees not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches of this Agreement by such Party, and to specifically enforce the terms and provisions of this Agreement to prevent breaches of, or to enforce compliance with, the covenants and obligations of such Party under this Agreement. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction. The Parties hereto further agree that by seeking the remedies provided for in this Section 12, a Party shall not in any respect waive its right to seek any other form of relief that may be available to a Party under this Agreement (including, subject to the limitations hereof, monetary damages) in the event that the remedies provided for in this Section 12 are not available or otherwise are not granted.

13. Notice. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed or telecopied, sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (i) when so delivered personally, (ii) upon receipt of an appropriate electronic answerback or confirmation when so delivered by telecopy (to such number specified below or another number or numbers as such person may subsequently designate by notice given hereunder), (iii) when sent, with no mail undeliverable or other rejection notice, if sent by email or (iv) five (5) Business Days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

if to a Holder, to:

c/o Starboard Value LP

777 Third Avenue, 18th Floor

New York, NY 10017

Attention: Jeffrey C. Smith; Peter Feld

E-mail: jsmith@starboardvalue.com; pfeld@starboardvalue.com

with a required copies to (which copies shall not constitute notice):

Schulte Roth & Zabel LLP

919 Third Avenue

New York, New York 10022

Attention: Eleazer N. Klein

E-mail: eleazer.klein@srz.com

if to the Company, to:

comScore, Inc.

11950 Democracy Drive, Suite 600

Reston, VA 20190

Attention: Ashley Wright

Email: awright@comscore.com

with a required copies to (which copies shall not constitute notice):

Vinson & Elkins L.L.P.

1114 Avenue of the Americas, 32nd Floor

New York, NY 10036

Attention: John Kupiec; Lawrence Elbaum

Email: jkupiec@velaw.com; lelbaum@velaw.com

14. Counterparts; Headings. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

15. Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the Parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the Parties or the practical realization of the benefits that would otherwise be conferred upon the Parties. The Parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

16. Assignment. Notwithstanding anything to the contrary in this Agreement, without the prior written consent of the Company, the Holders may not transfer or assign all or a portion of their rights under this Agreement other than to a fund or account managed by the same investment manager as the Holders; provided that such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, included all representations and warranties of the Holders included herein; provided further that no such transfer or assignment will relieve any Holder of any obligations arising under this Agreement prior to such transfer or assignment.

17. Amendments. Any amendments, waivers or modifications hereto must be executed in writing by all Parties hereto.

18. Entire Agreement. This Agreement, the Confidentiality Agreement, the Side Letter, the Securities Purchase Agreement, the Security Documents, the Notes and any other Transaction Documents, constitute the entire agreement and supersede all other prior agreements, both written and oral, among the Parties hereto with respect to the subject matter hereof. This Agreement is not intended to confer upon any Person, other than the Parties hereto, any rights or remedies hereunder.

19. Termination of Agreement. This Agreement shall be automatically terminated without further action by any Party upon the earliest to occur of (i) the valid termination of any of the Purchase Agreements in accordance with the respective Article IX thereof, (ii) the written agreement of the Holders and the Company to terminate this Agreement and (iii) the later of (A) the first date after the Closing as of which the Holders cease to hold any Closing Shares and (B) the twelve (12) month anniversary of the Closing Date, except that, solely, with respect to the termination of this Agreement pursuant to clause (iii), Section 7 will survive the termination of this Agreement.

[The remainder of this page intentionally left blank]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized signatories of the Parties, all as of the date hereof.

COMSCORE, INC.

By:	/s/ Greg Fink
Name:	Greg Fink
Title:	CFO

[Signature Page to Agreement]

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD

By: Starboard Value LP, its investment manager

By:	/s/ Peter Feld
Name:	Peter Feld
Title:	Authorized Signatory

STARBOARD VALUE AND OPPORTUNITY MASTER FUND L LP

By: Starboard Value L LP, its general partner

By:	/s/ Peter Feld
Name:	Peter Feld
Title:	Authorized Signatory

STARBOARD VALUE AND OPPORTUNITY S LLC

By: Starboard Value LP, its manager

By:	/s/ Peter Feld
Name:	Peter Feld
Title:	Authorized Signatory

STARBOARD VALUE AND OPPORTUNITY C LP

By: Starboard Value R LP, its general partner

By:	/s/ Peter Feld
Name:	Peter Feld
Title:	Authorized Signatory

STARBOARD VALUE LP, in its capacity as the investment manager of a certain managed account

By: Starboard Value GP, LLC, its general partner

By:	/s/ Peter Feld
Name:	Peter Feld
Title:	Authorized Signatory

[Signature Page to Agreement]

STARBOARD X MASTER FUND LTD

By: Starboard Value LP, its investment manager

By:	/s/ Peter Feld
Name:	Peter Feld
Title:	Authorized Signatory

[Signature Page to Agreement]

EXHIBIT A

Purchase Agreement with Charter Communications Holding Company, LLC

[Intentionally Omitted]

[Signature Page to Agreement]

EXHIBIT B

Purchase Agreement with Qurate Retail, Inc.

[Intentionally Omitted]

[Signature Page to Agreement]

EXHIBIT C

Purchase Agreement with Pine Investor, LLC

[Intentionally Omitted]

[Signature Page to Agreement]

EXHIBIT D

[Intentionally Omitted]

EXHIBIT E

Form of Payoff Letter

[Intentionally Omitted]

EXHIBIT F

[Intentionally Omitted]

SCHEDULE 1

COMPETITORS

[Intentionally Omitted]

SCHEDULE 2

RESTRICTED PERSONS

[Intentionally Omitted]

PRELIMINARY COPY SUBJECT TO COMPLETION

VOTE BY INTERNET Before The Meeting – Go to www.proxyvote.com/[•] Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. COMSCORE, INC. 11950 DEMOCRACY DR., SUITE 600 RESTON, VA 20190 VOTE IN PERSON You may vote your shares in person by attending the Special Meeting of stockholders of comScore, Inc. Directions to attend the Special Meeting where you may vote in person can be found under the “Locations” section of the Company’s website at www.comscore.com. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: <XXXXX>1-X##### KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. THIS PORTION ONLY COMSCORE, INC. The Board of Directors recommends you vote FOR the following proposals: 1. The approval, in accordance with Nasdaq Listing Rule 5635(b) and 5635(d), of the issuance of the Series B Convertible Preferred Stock, par value $0.001 per share, of the Company (“Convertible Preferred Stock”) to each of Charter Communications Holding Company, LLC, a Delaware limited liability company (“Charter”), Qurate Retail, Inc., a Delaware corporation (“Qurate”), and Pine Investor, LLC, a Delaware limited liability company wholly owned by funds advised by Cerberus Capital Management, L.P. (“Pine” and together with Charter and Qurate, collectively, the “Investors”), in accordance with the terms of the Series B Convertible Preferred Stock Purchase Agreements by and between the Company and each of the Investors (the “Share Issuance”). 2. The adoption of an amendment to the Company’s Amended and Restated Certificate of Incorporation to permit the creation of Convertible Preferred Stock and other preferred stock and, in order to permit the Share Issuance, authorize a sufficient number of shares of preferred stock, par value $0.001 per share, and common stock, par value $0.001 per share, of the Company (the “Common Stock”) into which such shares of Convertible Preferred Stock may be converted (the “Charter Amendment”). The approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not suf ficient votes in favor of the Share Issuance and/or the Charter Amendment. 3. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date For Against Abstain

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice, Proxy Statement, Form 10-K, Form 10-K/A and Form 10-Q are available at www.proxyvote.com/[•]. <XXXXX>2-X##### COMSCORE, INC. Special Meeting of Stockholders [•], 2021 [•], [p.m. / a.m.] Eastern Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Gregory Fink and Ashley Wright, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of COMSCORE, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of COMSCORE, INC. to be held at Carr Workplaces, located at 1818 Library Street, Suite 500, Reston, Virginia 20190 at [•], [p.m./a.m.] Eastern Time on [•] 2021, and at any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side